                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04550

                               THE MAINSTAY FUNDS
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

ITEM 1.  REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CAPITAL APPRECIATION FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CAPITAL APPRECIATION FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       13
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              18
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            24
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  25
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             29
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        29
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       29
---------------------------------------------

TRUSTEES AND OFFICERS                      30

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE        FIVE         TEN
TOTAL RETURNS                YEAR      YEARS(1)    YEARS(1)
-----------------------------------------------------------
With sales charges         (42.39%)     (3.86%)     (3.66%)
Excluding sales charges    (39.03)      (2.77)      (3.12)




                                                            (With sales charges)
(LINE GRAPH FOR CLASS A SHARES IN $)

                                              RUSSELL 1000    S&P 500
                            INVESTOR CLASS    GROWTH INDEX     INDEX
                            --------------    ------------    -------
10/31/98                          9450            10000        10000
10/31/99                         12404            13425        12567
10/31/00                         13947            14677        13332
10/31/01                          8584             8814        10012
10/31/02                          6830             7085         8500
10/31/03                          7923             8631        10268
10/31/04                          7888             8923        11235
10/31/05                          8749             9709        12215
10/31/06                          9468            10762        14211
10/31/07                         11294            12831        16280
10/31/08                          6886             8089        10403






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE        FIVE         TEN
TOTAL RETURNS                YEAR      YEARS(1)    YEARS(1)
-----------------------------------------------------------
With sales charges         (42.28%)     (3.83%)     (3.65%)
Excluding sales charges    (38.92)      (2.73)      (3.10)




                                                            (With sales charges)
(LINE GRAPH FOR CLASS A SHARES IN $)

                                    RUSSELL 1000    S&P 500
                         CLASS A    GROWTH INDEX     INDEX
                         -------    ------------    -------
10/31/98                  23625         25000        25000
10/31/99                  31010         33562        31417
10/31/00                  34867         36694        33331
10/31/01                  21459         22036        25030
10/31/02                  17074         17713        21249
10/31/03                  19808         21577        25669
10/31/04                  19721         22307        28088
10/31/05                  21873         24273        30537
10/31/06                  23670         26904        35527
10/31/07                  28236         32076        40699
10/31/08                  17246         20223        26008






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE        FIVE         TEN
TOTAL RETURNS                YEAR      YEARS(1)    YEARS(1)
-----------------------------------------------------------
With sales charges         (42.32%)     (3.86%)     (3.86%)
Excluding sales charges    (39.51)      (3.49)      (3.86)




                                                            (With sales charges)
(LINE GRAPH FOR CLASS B SHARES IN $)

                         RUSSELL 1000    S&P 500
              CLASS B    GROWTH INDEX     INDEX
              -------    ------------    -------
10/31/98       10000         10000        10000
10/31/99       13023         13425        12567
10/31/00       14532         14677        13332
10/31/01        8874          8814        10012
10/31/02        7006          7085         8500
10/31/03        8062          8631        10268
10/31/04        7967          8923        11235
10/31/05        8772          9709        12215
10/31/06        9421         10762        14211
10/31/07       11156         12831        16280
10/31/08        6749          8089        10403






1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%, Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made, the total return (excluding sales charges) would have been -2.78% for Class A, -3.86% for Class B, -3.62% for

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE        FIVE         TEN
TOTAL RETURNS                YEAR      YEARS(1)    YEARS(1)
-----------------------------------------------------------
With sales charges         (40.06%)     (3.49%)     (3.85%)
Excluding sales charges    (39.50)      (3.49)      (3.85)




                                                            (With sales charges)
(LINE GRAPH FOR CLASS C SHARES IN $)

                                       RUSSELL 1000    S&P 500
                            CLASS C    GROWTH INDEX     INDEX
                            -------    ------------    -------
10/31/98                     10000         10000        10000
10/31/99                     13023         13425        12567
10/31/00                     14532         14677        13332
10/31/01                      8874          8814        10012
10/31/02                      7006          7085         8500
10/31/03                      8062          8631        10268
10/31/04                      7967          8923        11235
10/31/05                      8772          9709        12215
10/31/06                      9421         10762        14211
10/31/07                     11159         12831        16280
10/31/08                      6752          8089        10403






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE        FIVE         TEN
TOTAL RETURNS                YEAR      YEARS(1)    YEARS(1)
-----------------------------------------------------------
                           (38.64%)     (2.32%)     (2.88%)




(LINE GRAPH FOR CLASS I IN $)

                                    RUSSELL 1000    S&P 500
                         CLASS I    GROWTH INDEX     INDEX
                         -------    ------------    -------
10/31/98                  10000         10000        10000
10/31/99                  13141         13425        12567
10/31/00                  14779         14677        13332
10/31/01                   9059          8814        10012
10/31/02                   7222          7085         8500
10/31/03                   8393          8631        10268
10/31/04                   8372          8923        11235
10/31/05                   9315          9709        12215
10/31/06                  10139         10762        14211
10/31/07                  12168         12831        16280
10/31/08                   7466          8089        10403







 BENCHMARK PERFORMANCE                        ONE        FIVE         TEN
                                             YEAR      YEARS(1)    YEARS(1)
Russell 1000(R) Growth Index(4)            (36.95%)     (1.29%)     (2.10%)
S&P 500(R) Index(5)                        (36.10)       0.26        0.40
Average Lipper large-cap growth fund(6)    (38.55)      (1.58)      (0.71)



   Class C and -2.32% for Class I for the five-year period ended October 31, 2008, and -3.12% for Class A, -4.04% for Class B, -3.92% for Class C and -2.88% for Class I for the ten-year period then ended. Investor Class shares were not affected because the reimbursement occurred prior to the launch of the share class.
2. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Capital Appreciation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $697.80         $6.44          $1,017.50         $ 7.66
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $699.30         $4.91          $1,019.40         $ 5.84
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $695.20         $9.63          $1,013.80         $11.44
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $695.30         $9.63          $1,013.80         $11.44
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $700.40         $3.85          $1,020.60         $ 4.57
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.51% for Investor Class, 1.15% for Class A, 2.26% for Class B and Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

 INDUSTRY COMPOSITION AS OF OCTOBER 31, 2008



Computers & Peripherals                 8.0%
Software                                7.1
Energy Equipment & Services             5.6
Biotechnology                           5.0
Health Care Equipment & Supplies        4.1
Communications Equipment                4.0
Specialty Retail                        3.7
Aerospace & Defense                     3.6
Beverages                               3.6
Food & Staples Retailing                3.5
Media                                   3.0
Oil, Gas & Consumable Fuels             2.9
Life Sciences Tools & Services          2.8
Road & Rail                             2.8
Household Products                      2.6
Internet Software & Services            2.6
Semiconductors & Semiconductor
  Equipment                             2.6
Tobacco                                 2.4
Textiles, Apparel & Luxury Goods        2.2
Electronic Equipment & Instruments      1.7
Health Care Providers & Services        1.7
Independent Power Producers & Energy
  Traders                               1.7
Multiline Retail                        1.7
Pharmaceuticals                         1.7
Food Products                           1.5
Hotels, Restaurants & Leisure           1.1
Machinery                               1.1
Chemicals                               1.0
Multi-Utilities                         0.9
Diversified Financial Services          0.8
Insurance                               0.3
Capital Markets                         0.1
Exchange Traded Fund                    0.9
Short-Term Investment                  13.5
Liabilities in Excess of Cash and
  Other Assets                         (1.8)
                                      -----
                                      100.0%
                                      =====



See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Microsoft Corp.
    2.  DIRECTV Group, Inc. (The)
    3.  Norfolk Southern Corp.
    4.  Thermo Fisher Scientific, Inc.
    5.  AutoZone, Inc.
    6.  International Business Machines Corp.
    7.  Wal-Mart Stores, Inc.
    8.  Hewlett-Packard Co.
    9.  Celgene Corp.
   10.  Oracle Corp.







8    MainStay Capital Appreciation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN AND ROBERT J. CENTRELLA, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY CAPITAL APPRECIATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Capital Appreciation Fund returned -39.03% for Investor Class shares,(1) -38.92% for Class A shares, -39.51% for Class B shares and -39.50% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -38.64%. All share classes underperformed the -38.55% return of the average Lipper(2) large-cap growth fund and the -36.95% return of the Russell 1000(R) Growth Index(3) for the 12-month reporting period. The Russell 1000(R) Growth Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Stock selection in the energy, information technology and financials sectors detracted from the Fund's performance relative to the Russell 1000(R) Growth Index. An underweight position in the consumer discretionary sector also had a negative impact on the Fund's relative performance. Even so, favorable stock selection in industrials, consumer discretionary and telecommunication services helped the Fund's relative performance.

WHICH INDIVIDUAL SECURITIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Even in a broadly declining market, some stocks performed better than others. The strongest contributors to the Fund's absolute performance were freight railroad company Norfolk Southern; biopharmaceutical companies Genentech, Celgene and Gilead Sciences; retailers Autozone, Carmax and Wal-Mart Stores; and athletic footwear and apparel manufacturer Nike. Despite market weakness, all of these stocks provided positive returns for the Fund.

DURING THE REPORTING PERIOD, WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

Major detractors from the Fund's absolute performance included information technology companies MEMC Electronics, Microsoft, Apple and NVIDIA. Specialty metal components and products manufacturer Precision Castparts also detracted, as did copper and gold mining company Southern Copper. Energy services companies National Oilwell Varco, Baker-Hughes and Cameron International were all poor performers, as was electronic-trading exchange company Intercontinental Exchange.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING
PERIOD?

The Fund established new positions in several stocks during the reporting period. Among these were tobacco companies Altria and Philip Morris International and consumer staples companies Colgate-Palmolive, General Mills and Proctor & Gamble. We also added food retailer Kroger and discount retailer Wal-Mart Stores; fast-food restaurant company McDonald's; and health care companies Abbott Labs, Baxter International, Becton Dickinson and St. Jude Medical. In the information technology sector, we added positions in EMC, IBM, Intel and Research in Motion.

We eliminated the Fund's positions in retailers Abercrombie & Fitch, J.C. Penney, Limited and Nordstrom. In the information technology sector, we sold Applied Materials, BMC Software, Cognizant Technology Solutions and NVIDIA. In health care, we eliminated Humana and Schering Plough, and in the materials sector, we sold the Fund's holdings in Allegheny Technologies and Southern Copper. We also eliminated the Fund's position in telecommunication services provider AT&T.

HOW DID THE FUND CHANGE ITS SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the 12 months ended October 31, 2008, we significantly increased the Fund's weightings in consumer staples and health care. These sectors have

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information about Lipper Inc.
3. See footnote on page 6 for more information on the Russell 1000(R) Growth Index.

                                                    mainstayinvestments.com    9
relatively defensive characteristics. In other words, their revenue and earnings trends tend to be less affected than those of other companies by shifts in the overall economy. During the reporting period, we significantly decreased the Fund's weighting in the energy sector.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2008, the Fund was overweight relative to the Russell 1000(R) Growth Index in the health care, consumer discretionary and consumer staples sectors. As of the same date, the Fund was underweight in the industrials, financials and materials sectors.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                          SHARES           VALUE
COMMON STOCKS 87.4%+
----------------------------------------------------------------

AEROSPACE & DEFENSE 3.6%
Precision Castparts Corp.                146,200   $   9,475,222
United Technologies Corp.                181,700       9,986,232
                                                   -------------
                                                      19,461,454

                                                   -------------

BEVERAGES 3.6%
Coca-Cola Co. (The)                      197,600       8,706,256
PepsiCo, Inc.                            193,400      11,025,734
                                                   -------------
                                                      19,731,990

                                                   -------------

BIOTECHNOLOGY 5.0%
V  Celgene Corp. (a)                     186,100      11,958,786
Genentech, Inc. (a)                       98,500       8,169,590
Gilead Sciences, Inc. (a)                152,500       6,992,125
                                                   -------------
                                                      27,120,501

                                                   -------------

CAPITAL MARKETS 0.1%
Goldman Sachs Group, Inc.
  (The)                                    9,100         841,750
                                                   -------------


CHEMICALS 1.0%
Praxair, Inc.                             87,400       5,694,110
                                                   -------------


COMMUNICATIONS EQUIPMENT 4.0%
Cisco Systems, Inc. (a)                  363,900       6,466,503
QUALCOMM, Inc.                           225,600       8,631,456
Research In Motion, Ltd. (a)             134,600       6,787,878
                                                   -------------
                                                      21,885,837

                                                   -------------

COMPUTERS & PERIPHERALS 8.0%
Apple, Inc. (a)                           96,500      10,382,435
EMC Corp. (a)                            607,100       7,151,638
V  Hewlett-Packard Co.                   312,800      11,973,984
V  International Business
  Machines Corp.                         155,100      14,419,647
                                                   -------------
                                                      43,927,704

                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 0.8%
JPMorgan Chase & Co.                     103,000       4,248,750
                                                   -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 1.7%
Amphenol Corp. Class A                   318,000       9,110,700
                                                   -------------


ENERGY EQUIPMENT & SERVICES 5.6%
Baker Hughes, Inc.                        89,000       3,110,550
Cameron International Corp.
  (a)                                    281,800       6,836,468
Halliburton Co.                          283,500       5,610,465
National Oilwell Varco, Inc.
  (a)                                    215,600       6,444,284
Smith International, Inc.                119,400       4,116,912
Transocean, Inc. (a)                      53,400       4,396,422
                                                   -------------
                                                      30,515,101
                                                   -------------

FOOD & STAPLES RETAILING 3.5%
Kroger Co. (The)                         227,500       6,247,150
V  Wal-Mart Stores, Inc.                 229,300      12,797,233
                                                   -------------
                                                      19,044,383
                                                   -------------

FOOD PRODUCTS 1.5%
General Mills, Inc.                      118,700       8,040,738
                                                   -------------


HEALTH CARE EQUIPMENT & SUPPLIES 4.1%
Baxter International, Inc.               104,700       6,333,303
Becton, Dickinson & Co.                   89,100       6,183,540
St. Jude Medical, Inc. (a)               258,300       9,823,149
                                                   -------------
                                                      22,339,992

                                                   -------------

HEALTH CARE PROVIDERS & SERVICES 1.7%
Medco Health Solutions, Inc.
  (a)                                    238,500       9,051,075
                                                   -------------


HOTELS, RESTAURANTS & LEISURE 1.1%
McDonald's Corp.                         100,800       5,839,344
                                                   -------------


HOUSEHOLD PRODUCTS 2.6%
Colgate-Palmolive Co.                    104,800       6,577,248
Energizer Holdings, Inc. (a)              41,300       2,017,918
Procter & Gamble Co. (The)                91,200       5,886,048
                                                   -------------
                                                      14,481,214

                                                   -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.7%
NRG Energy, Inc. (a)                     388,800       9,039,600
                                                   -------------


INSURANCE 0.3%
Assurant, Inc.                            73,100       1,862,588
                                                   -------------


INTERNET SOFTWARE & SERVICES 2.6%
Akamai Technologies, Inc. (a)            408,400       5,872,792
Google, Inc. Class A (a)                  22,900       8,229,344
                                                   -------------
                                                      14,102,136

                                                   -------------

LIFE SCIENCES TOOLS & SERVICES 2.8%
V  Thermo Fisher Scientific,
  Inc. (a)                               370,700      15,050,420
                                                   -------------


MACHINERY 1.1%
Caterpillar, Inc.                         54,600       2,084,082
Illinois Tool Works, Inc.                114,400       3,819,816
                                                   -------------
                                                       5,903,898

                                                   -------------

MEDIA 3.0%
V  DIRECTV Group, Inc. (The)
  (a)                                    744,500      16,297,105
                                                   -------------


MULTI-UTILITIES 0.9%
CenterPoint Energy, Inc.                 425,800       4,905,216
                                                   -------------



 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 11


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL 1.7%
Kohl's Corp. (a)                         272,800   $   9,583,464
                                                   -------------


OIL, GAS & CONSUMABLE FUELS 2.9%
Williams Cos., Inc.                      406,800       8,530,596
XTO Energy, Inc.                         207,375       7,455,131
                                                   -------------
                                                      15,985,727

                                                   -------------

PHARMACEUTICALS 1.7%
Abbott Laboratories                      170,900       9,425,135
                                                   -------------


ROAD & RAIL 2.8%
V  Norfolk Southern Corp.                257,900      15,458,526
                                                   -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.6%
Intel Corp.                              690,600      11,049,600
MEMC Electronic Materials,
  Inc. (a)                               175,000       3,216,500
                                                   -------------
                                                      14,266,100
                                                   -------------

SOFTWARE 7.1%
Autodesk, Inc. (a)                       224,350       4,780,899
V  Microsoft Corp.                       984,000      21,972,720
V  Oracle Corp. (a)                      652,200      11,928,738
                                                   -------------
                                                      38,682,357
                                                   -------------

SPECIALTY RETAIL 3.7%
V  AutoZone, Inc. (a)                    115,300      14,676,537
TJX Cos., Inc.                           203,800       5,453,688
                                                   -------------
                                                      20,130,225

                                                   -------------

TEXTILES, APPAREL & LUXURY GOODS 2.2%
Coach, Inc. (a)                          291,200       5,998,720
NIKE, Inc. Class B                        50,100       2,887,263
Polo Ralph Lauren Corp.                   72,200       3,405,674
                                                   -------------
                                                      12,291,657

                                                   -------------

TOBACCO 2.4%
Altria Group, Inc.                       169,000       3,243,110
Philip Morris International,
  Inc.                                   232,200      10,093,734
                                                   -------------
                                                      13,336,844
                                                   -------------
Total Common Stocks
  (Cost $564,409,886)                                477,655,641
                                                   -------------


EXCHANGE TRADED FUND 0.9% (B)
----------------------------------------------------------------

ProShares Ultra S&P 500                  147,800       4,735,512
                                                   -------------
Total Exchange Traded Fund
  (Cost $4,756,257)                                    4,735,512

                                                   -------------


                                       PRINCIPAL
                                          AMOUNT           VALUE
SHORT-TERM INVESTMENT 13.5%
----------------------------------------------------------------

REPURCHASE AGREEMENT 13.5%
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $73,511,365 (Collateralized
  by a Federal Home Loan Bank
  Security with a rate of
  3.351% and a maturity date
  of 01/23/2009, with a
  Principal Amount of
  $74,985,000 and a Market
  Value of $74,985,000)              $73,510,752   $  73,510,752
                                                   -------------
Total Short-Term Investment
  (Cost $73,510,752)                                  73,510,752
                                                   -------------
Total Investments
  (Cost $642,676,895) (c)                  101.8%    555,901,905
Liabilities in Excess of
  Cash and Other Assets                     (1.8)     (9,738,574)
                                           -----    ------------
Net Assets                                 100.0%  $ 546,163,331
                                           =====    ============





(a)  Non-income producing security.
(b) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(c)  At October 31, 2008, cost is $642,833,488
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation        $         --
Gross unrealized depreciation         (86,931,583)
                                     ------------
Net unrealized depreciation          $(86,931,583)
                                     ============






12    MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $569,166,143)     $482,391,153
Repurchase agreement, at value
  (identified cost $73,510,752)        73,510,752
Receivables:
  Investment securities sold            4,445,323
  Dividends and interest                  193,899
  Fund shares sold                        103,037
Other assets                               39,594
                                     ------------
     Total assets                     560,683,758
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased      12,432,400
  Fund shares redeemed                    698,661
  Transfer agent (See Note 3)             591,405
  Manager (See Note 3)                    308,648
  Shareholder communication               206,922
  NYLIFE Distributors (See Note 3)        203,479
  Professional fees                        52,747
  Custodian                                17,869
  Trustees                                  2,231
Accrued expenses                            6,065
                                     ------------
     Total liabilities                 14,520,427
                                     ------------
Net assets                           $546,163,331
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited
  number of shares authorized        $    253,904
Additional paid-in capital            679,962,459
                                     ------------
                                      680,216,363
Accumulated net realized loss on
  investments                         (47,278,042)
Net unrealized depreciation on
  investments                         (86,774,990)
                                     ------------
Net assets                           $546,163,331
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $207,374,854
                                     ============
Shares of beneficial interest
  outstanding                           9,356,796
                                     ============
Net asset value per share
  outstanding                        $      22.16
Maximum sales charge (5.50% of
  offering price)                            1.29
                                     ------------
Maximum offering price per share
  outstanding                        $      23.45
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $202,342,901
                                     ============
Shares of beneficial interest
  outstanding                           9,114,388
                                     ============
Net asset value per share
  outstanding                        $      22.20
Maximum sales charge (5.50% of
  offering price)                            1.29
                                     ------------
Maximum offering price per share
  outstanding                        $      23.49
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $132,693,025
                                     ============
Shares of beneficial interest
  outstanding                           6,735,333
                                     ============
Net asset value and offering price
  per share outstanding              $      19.70
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  2,769,208
                                     ============
Shares of beneficial interest
  outstanding                             140,533
                                     ============
Net asset value and offering price
  per share outstanding              $      19.71
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $    983,343
                                     ============
Shares of beneficial interest
  outstanding                              43,353
                                     ============
Net asset value and offering price
  per share outstanding              $      22.68
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends                          $   7,053,603
  Interest                                 954,454
  Income from securities
     loaned--net                           495,841
                                     -------------
     Total income                        8,503,898
                                     -------------
EXPENSES:
  Manager (See Note 3)                   5,070,618
  Transfer agent--Investor Class
     (See Note 3)                          868,990
  Transfer agent--Class A (See Note
     3)                                  1,310,323
  Transfer agent--Classes B and C
     (See Note 3)                        1,041,925
  Transfer agent--Class I (See Note
     3)                                      1,868
  Distribution/Service--Investor
     Class (See Note 3)                    398,613
  Distribution/Service--Class A
     (See Note 3)                        1,106,105
  Service--Class B (See Note 3)            559,266
  Service--Class C (See Note 3)             10,168
  Distribution--Class B (See Note
     3)                                  1,677,798
  Distribution--Class C (See Note
     3)                                     30,503
  Shareholder communication                266,431
  Professional fees                        121,525
  Recordkeeping (a)                         86,107
  Registration                              67,065
  Trustees                                  28,602
  Custodian                                 21,381
  Miscellaneous                             44,763
                                     -------------
     Total expenses                     12,712,051
                                     -------------
Net investment loss                     (4,208,153)
                                     -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments       (47,229,395)
Net change in unrealized
  appreciation on investments         (329,545,539)
                                     -------------
Net realized and unrealized loss on
  investments                         (376,774,934)
                                     -------------
Net decrease in net assets
  resulting from operations          $(380,983,087)
                                     =============



(a) Effective August 1, 2008, the pricing and recordkeeping services fee is included in the Manager fee.



14    MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008             2007
DECREASE IN NET ASSETS:
Operations:
 Net investment loss         $   (4,208,153)  $   (5,286,395)
 Net realized gain (loss)
  on investments                (47,229,395)     251,499,379
 Net change in unrealized
  appreciation on
  investments                  (329,545,539)     (62,640,510)
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations              (380,983,087)     183,572,474
                             -------------------------------

Distributions to shareholders:
 From net realized gain on investments:
    Class A                     (45,539,744)              --
    Class B                     (20,891,795)              --
    Class C                        (362,052)              --
    Class I                         (97,120)              --
                             -------------------------------
  Total distributions to
 shareholders                   (66,890,711)              --
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         73,500,237       57,847,613
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                  65,596,808               --
 Cost of shares redeemed       (217,837,199)    (270,047,730)
                             -------------------------------
    Decrease in net assets
     derived from capital
     share transactions         (78,740,154)    (212,200,117)
                             -------------------------------
    Net decrease in net
     assets                    (526,613,952)     (28,627,643)

NET ASSETS:
Beginning of year             1,072,777,283    1,101,404,926
                             -------------------------------
End of year                  $  546,163,331   $1,072,777,283
                             ===============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                               INVESTOR CLASS                                  CLASS A
                               --------------     -----------------------------------------------------------------
                                FEBRUARY 28,
                                   2008**
                                   THROUGH
                                 OCTOBER 31,                            YEAR ENDED OCTOBER 31,

                               ------------------------------------------------------------------------------------
                                    2008            2008         2007         2006            2005           2004
Net asset value at
  beginning of period             $  31.36        $  38.83     $  32.55     $  30.08        $  27.12       $  27.24
                                  --------        --------     --------     --------        --------       --------
Net investments loss (a)             (0.12)          (0.05)       (0.09)       (0.20)          (0.12) (b)     (0.13)
Net realized and
  unrealized gain (loss)
  on investments                     (9.08)         (14.20)        6.37         2.67 (e)        3.08           0.01
                                  --------        --------     --------     --------        --------       --------
Total from investment
  operations                         (9.20)         (14.25)        6.28         2.47            2.96          (0.12)
                                  --------        --------     --------     --------        --------       --------
Less distributions:
  From net realized gain
     on investments                     --           (2.38)          --           --              --             --
                                  --------        --------     --------     --------        --------       --------
Net asset value at end of
  period                          $  22.16        $  22.20     $  38.83     $  32.55        $  30.08       $  27.12
                                  ========        ========     ========     ========        ========       ========
Total investment return
  (c)(g)                            (29.30%)(f)     (38.92%)      19.29%        8.21% (d)(e)   10.91%         (0.44%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss                (0.61%)++       (0.16%)      (0.25%)      (0.63%)         (0.41%)(b)     (0.48%)
  Net expenses                        1.50% ++        1.23%        1.24%        1.30%           1.27%          1.25%
  Expenses (before
     reimbursement)                   1.50% ++        1.23%        1.24%        1.31% (d)       1.27%          1.25%
Portfolio turnover rate                 44%             44%          91%          23%             27%            28%
Net assets at end of
  period (in 000's)               $207,375        $202,343     $754,214     $701,374        $220,611       $268,199




                                                                    CLASS C
                                    -----------------------------------------------------------------------



                                                                  YEAR ENDED OCTOBER 31,

                                    -----------------------------------------------------------------------
                                      2008            2007            2006            2005            2004
Net asset value at
  beginning of period               $ 35.05          $29.60          $27.56          $25.03          $25.33
                                    -------          ------          ------          ------          ------
Net investment income
  (loss) (a)                          (0.31)          (0.31)          (0.39)          (0.31)(b)       (0.32)
Net realized and
  unrealized gain (loss)
  on investments                     (12.65)           5.76            2.43 (e)        2.84            0.02
                                    -------          ------          ------          ------          ------
Total from investment
  operations                         (12.96)           5.45            2.04            2.53           (0.30)
                                    -------          ------          ------          ------          ------
Less distributions:
  From net realized gain
     on investments                   (2.38)             --              --              --              --
                                    -------          ------          ------          ------          ------
Net asset value at end of
  period                            $ 19.71          $35.05          $29.60          $27.56          $25.03
                                    =======          ======          ======          ======          ======
Total investment return
  (c)(g)                             (39.50%)         18.45%           7.40% (d)(e)   10.11%          (1.18%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                           (1.12%)         (1.00%)         (1.35%)         (1.16%)(b)      (1.23%)
  Net expenses                         2.15%           1.99%           2.05%           2.02%           2.00%
  Expenses (before
     reimbursement)                    2.15%           1.99%           2.06% (d)       2.02%           2.00%
Portfolio turnover rate                  44%             91%             23%             27%             28%
Net assets at end of
  period (in 000's)                 $ 2,769          $5,443          $5,953          $7,120          $8,694




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss includes $0.05 per share and 0.18%, respectively as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.08 per share on net realized gains on investments and the effect on total investment return was 0.11% for Class A, 0.27% for Class I, 0.72% for Class B and 0.32%
     for Class C, respectively.
(f)  Total return is not annualized.
(g)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





16    MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                             CLASS B
------------------------------------------------------------------------------------------------



                                     YEAR ENDED OCTOBER 31,

------------------------------------------------------------------------------------------------
                2008              2007              2006              2005               2004
              $  35.05          $  29.60          $  27.56          $  25.03          $    25.33
              --------          --------          --------          --------          ----------
                 (0.31)            (0.31)            (0.38)            (0.31) (b)          (0.32)
                (12.66)             5.76              2.42 (e)          2.84                0.02
              --------          --------          --------          --------          ----------
                (12.97)             5.45              2.04              2.53               (0.30)
              --------          --------          --------          --------          ----------

                 (2.38)               --                --                --                  --
              --------          --------          --------          --------          ----------
              $  19.70          $  35.05          $  29.60          $  27.56          $    25.03
              ========          ========          ========          ========          ==========

                (39.51%)           18.41%             7.40% (d)(e)     10.11%              (1.18%)

                 (1.11%)           (0.99%)           (1.31%)           (1.16%)(b)          (1.23%)
                  2.14%             1.99%             2.05%             2.02%               2.00%
                  2.14%             1.99%             2.06% (d)         2.02%               2.00%
                    44%               91%               23%               27%                 28%
              $132,693          $311,590          $394,077          $991,328          $1,134,299




                                     CLASS I
---------------------------------------------------------------------------------
                                                                       JANUARY 2,
                                                                         2004**
                                                                        THROUGH
                     YEAR ENDED OCTOBER 31,                           OCTOBER 31,

---------------------------------------------------------------------------------
             2008         2007            2006            2005            2004
           $ 39.46       $32.88          $30.21          $27.15          $28.48
           -------       ------          ------          ------          ------
              0.07         0.03            0.14           (0.06) (b)      (0.11)
            (14.47)        6.55            2.53 (e)        3.12           (1.22)
           -------       ------          ------          ------          ------
            (14.40)        6.58            2.67            3.06           (1.33)
           -------       ------          ------          ------          ------

             (2.38)          --              --              --              --
           -------       ------          ------          ------          ------
           $ 22.68       $39.46          $32.88          $30.21          $27.15
           =======       ======          ======          ======          ======
            (38.64%)      20.01%           8.84%(d)(e)    11.27%          (4.67%)(f)

              0.21%        0.09%           0.44%          (0.18%)(b)      (0.11%)++
              0.79%        0.65%           0.60%           1.04%           0.88% ++
              0.79%        0.65%           0.61%(d)        1.04%           0.88% ++
                44%          91%             23%             27%             28%
           $   983       $1,531          $    1          $    1          $    1




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Capital Appreciation Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. Class I shares commenced on January 2, 2004. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.


(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund did not hold securities that were valued in such a manner.


(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as


18    MainStay Capital Appreciation Fund
defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.



(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.


(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.


(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.


(F) USE OF ESTIMATES.   In preparing financial statements in conformity with
accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.


(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.


(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

                                                   mainstayinvestments.com    19

Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:



(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage rate of the Fund's average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the year ended October 31, 2008, the Manager earned fees from the Fund in the amount of $5,070,618.

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million.

Effective August 1, 2008, the monthly fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $86,107 for the period from November 1, 2007 to July 31, 2008.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.


(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.


(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $23,970 and $35,145, respectively for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions Class A, Class B and Class C shares of $4,831, $329,391, and $1,647, respectively, for the year ended October 31, 2008.


(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it


20    MainStay Capital Appreciation Fund
performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $3,223,106.


(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.


(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                          $213,287    0.1%
------------------------------------------------
Class C                                59    0.0++
------------------------------------------------
Class I                               850    0.1
------------------------------------------------



++ Less than one-tenth of a percent.


(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $30,040.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

             ACCUMULATED
               CAPITAL         OTHER         UNREALIZED          TOTAL
ORDINARY      AND OTHER      TEMPORARY      APPRECIATION      ACCUMULATED
 INCOME      GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
   $--      $(47,121,449)       $--         $(86,931,583)    $(134,053,032)




The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sales deferrals.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

   ACCUMULATED       ACCUMULATED NET
UNDISTRIBUTED NET        REALIZED
INVESTMENT INCOME     GAIN (LOSS) ON       ADDITIONAL
      (LOSS)           INVESTMENTS      PAID-IN CAPITAL
    $4,208,153            $4,116          $(4,212,269)

 ------------------------------------------------------


The reclassifications for the Fund are primarily due to net operating loss.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $47,121,449 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.


                     CAPITAL LOSS
   CAPITAL LOSS         AMOUNTS
AVAILABLE THROUGH       (000'S)
       2016             $47,121
---------------------------------


The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                       2008     2007
Distributions paid from:
  Long-Term Capital Gains       $66,890,711      $--
----------------------------------------------------



NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.


                                                   mainstayinvestments.com    21

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were $345,957 and $563,214, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                    1,007,705   $ 31,627,662
Shares redeemed               (1,020,782)   (29,895,883)
                              -------------------------
Net increase (decrease) in
  shares outstanding before
  conversion                     (13,077)     1,731,779
Shares converted into
  Investor
  Class (See Note 1)           9,646,272    285,397,083
Shares converted from
  Investor Class (See Note
  1)                            (276,399)    (7,744,678)
                              -------------------------
Net increase                   9,356,796   $279,384,184
                              =========================



(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                      720,023   $  22,321,645
Shares issued to
  shareholders in
  reinvestment of
  distributions                1,271,597      44,620,346
Shares redeemed               (4,371,880)   (135,220,213)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (2,380,260)    (68,278,222)
Shares converted into Class
  A (See Note 1)               1,186,618      36,717,568
Shares converted from Class
  A (See Note 1)              (9,115,846)   (269,282,227)
                             ---------------------------
Net decrease                 (10,309,488)  $(300,842,881)
                             ===========================
Year ended October 31,
  2007:
Shares sold                      952,726   $  33,359,646
Shares redeemed               (5,029,733)   (174,626,010)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (4,077,007)   (141,266,364)
Shares converted from Class
  B (See Note 1)               1,953,467      68,546,841
                             ---------------------------
Net decrease                  (2,123,540)  $ (72,719,523)
                             ===========================


 CLASS B                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                      618,992   $  16,956,722
Shares issued to
  shareholders in
  reinvestment of
  distributions                  654,665      20,569,554
Shares redeemed               (1,813,698)    (49,369,969)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (540,041)    (11,843,693)
Shares converted from Class
  B (See Note 1)              (1,614,407)    (45,087,746)
                             ---------------------------
Net decrease                  (2,154,448)  $ (56,931,439)
                             ===========================
Year ended October 31,
  2007:
Shares sold                      858,897   $  22,356,105
Shares redeemed               (3,126,053)    (93,235,807)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (2,267,156)    (70,879,702)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                (2,156,653)    (68,546,841)
                             ---------------------------
Net decrease                  (4,423,809)  $(139,426,543)
                             ===========================


 CLASS C                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                       21,238   $     564,603
Shares issued to
  shareholders in
  reinvestment of
  distributions                    9,857         309,788
Shares redeemed                  (45,824)     (1,271,004)
                             ---------------------------
Net decrease                     (14,729)  $    (396,613)
                             ===========================
Year ended October 31,
  2007:
Shares sold                       19,744   $     625,442
Shares redeemed                  (65,592)     (2,049,585)
                             ---------------------------
Net decrease                     (45,848)  $  (1,424,143)
                             ===========================


 CLASS I                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                       67,220   $   2,029,605
Shares issued to
  shareholders in
  reinvestment of
  distributions                    2,718          97,120
Shares redeemed                  (65,383)     (2,080,130)
                             ---------------------------
Net increase                       4,555   $      46,595
                             ===========================
Year ended October 31,
  2007:
Shares sold                       42,222   $   1,506,420
Shares redeemed                   (3,459)       (136,328)
                             ---------------------------
Net increase                      38,763   $   1,370,092
                             ===========================



NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value


22    MainStay Capital Appreciation Fund
measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Capital Appreciation Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Capital Appreciation Fund of The MainStay Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008



24    MainStay Capital Appreciation Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay Capital Appreciation Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider

                                                   mainstayinvestments.com    25
of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position


26    MainStay Capital Appreciation Fund
is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.


                                                   mainstayinvestments.com    27

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION


On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreements for one year.



28    MainStay Capital Appreciation Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)



The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $66,890,711

In January 2009, shareholders will receive an IRS From 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    29

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST                                        COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Trustee since   Managers and President and                   since September 2008 (3
9/24/60    September       Chief Executive Officer                      funds); Director, Eclipse
           2008            (since April 2008) of New                    Funds Inc. since September
                           York Life Investment                         2008, (22 funds); Director,
                           Management LLC and New York                  ICAP Funds, Inc., since
                           Life Investment Management                   September 2008 (4 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."



30    MainStay Capital Appreciation Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Trustee since   Capital Management;                         since 2007 (3 funds);
JR.        2007            President--Shields/Alli-                    Director, Eclipse Funds
11/16/46                   ance, Alliance Capital                      Inc. since 2007 (22
                           Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    31

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.



           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------






32    MainStay Capital Appreciation Fund

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    33

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO14510         (RECYCLE LOGO)            MS308-08           MSCA11-12/08
                                                                          04

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CONVERTIBLE FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT

Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CONVERTIBLE FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            27
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  28
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             32
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        32
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       32
---------------------------------------------

TRUSTEES AND OFFICERS                      33

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (38.64%)  (1.16%)   3.55%
Excluding sales charges    (35.07)   (0.03)    4.14




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (38.57%)  (1.14%)   3.56%
Excluding sales charges    (35.00)   (0.01)    4.15




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (38.51%)  (1.13%)   3.37%
Excluding sales charges    (35.55)   (0.77)    3.37




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)


1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A Shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (36.10%)  (0.77%)   3.37%
Excluding sales charges    (35.51)   (0.77)    3.37




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)




 BENCHMARK PERFORMANCE                                 ONE      FIVE     TEN
                                                      YEAR     YEARS    YEARS
-----------------------------------------------------------------------------------
Merrill Lynch All Convertible Securities Index(4)    (38.50%)  (2.39%)   2.73%
Average Lipper convertible securities fund(5)        (36.72)   (1.56)    2.80



   within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares through August 31, 1998.
4. The Merrill Lynch All Convertible Securities Index is an unmanaged weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Results assume reinvestment of all income and capital gains. The Merrill Lynch All Convertible Securities Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Convertible Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONVERTIBLE FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $676.20         $5.39          $1,018.70         $ 6.50
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $676.10         $4.59          $1,019.70         $ 5.53
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $672.70         $8.54          $1,014.90         $10.28
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $673.60         $8.54          $1,014.90         $10.28
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.28% for Investor Class, 1.09% for Class A and 2.03% for Class B and Class
   C) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2008

                        (PORTFOLIO COMPOSITION PIE CHART)


See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS OR ISSUERS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Transocean, Inc., Series C, 1.50%, due 12/15/37
    2.  Bank of America Corp. Series L, 7.25%
    3.  EMC Corp., 1.75% due 12/1/11
    4.  Citigroup, Inc., 6.50%-8.75%
    5.  Medtronic, Inc., 1.625% due 4/15/13
    6.  Teva Pharmaceutical Finance LLC Series A, 0.50%
        due 2/1/24
    7.  Nasdaq Stock Market, Inc. (The), 2.50% due 8/15/13
    8.  Waste Connections, Inc., 3.75% due 4/1/26
    9.  Covanta Holding Corp., 1.00% due 2/1/27
   10.  Schlumberger, Ltd., Series B, 2.125% due 6/1/23







8    MainStay Convertible Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER EDWARD SILVERSTEIN, CFA, OF MACKAY SHIELDS LLC,
THE FUND'S SUBADVISOR.

HOW DID MAINSTAY CONVERTIBLE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Convertible Fund returned -35.07% for Investor Class shares,(1) -35.00% for Class A shares, -35.55% for Class B shares and -35.51% for Class C shares for the 12 months ended October 31, 2008. All share classes outperformed the -36.72% return of the average Lipper(2) convertible securities fund and the -38.50% return of the Merrill Lynch All Convertible Securities Index(3) for the 12 months ended October 31, 2008. The Merrill Lynch All Convertible Securities Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT KEY FACTORS AFFECTED THE MARKET FOR CONVERTIBLE SECURITIES DURING THE REPORTING PERIOD?

The convertible market's weak performance was primarily the result of a declining underlying equity market. Convertible bonds also suffered when credit spreads(4) widened on concerns about the direction of the economy. These concerns led investors to sell securities that they perceived to be risky. Convertible-bond prices were further hurt by forced selling of bonds, as hedge funds were required to dispose of assets to meet investor redemption requests. These forced sales resulted in declining convertible bond prices, even if the company's share price was flat or rising.

DURING THE REPORTING PERIOD, WHICH SECTORS OF THE FUND WERE STRONG PERFORMERS AND WHICH SECTORS WERE WEAK?

While no sector of the convertible market provided positive absolute performance, some sectors and securities performed better than others. The best-performing Fund sector in absolute terms was energy. Although energy and commodity-related investments performed poorly in the final two months of the reporting period, we sold several of the Fund's energy holdings earlier in the reporting period at favorable prices. Consumer nondurables and health care were also strong-performing sectors for the Fund in absolute terms during the reporting period.

The sectors that detracted most from the Fund's absolute performance included financials, aviation and automobiles.

WHICH INDIVIDUAL FUND HOLDINGS WERE THE STRONGEST PERFORMERS DURING THE REPORTING PERIOD?

The Fund's single-best performer during the reporting period was a common stock holding in oil exploration company Hess. The stock provided a positive return for the reporting period. The second-best performer was also from the energy sector--a convertible-bond position in drilling-rig owner Pride International.

In consumer nondurables, the Fund's position in the convertible bonds of Church & Dwight advanced, and General Mills did relatively well as investors sought out sectors that were viewed as less likely to be affected by an economic downturn. For much the same reason, the Fund's convertible bond positions in Teva Pharmaceutical, Johnson & Johnson and

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities may not be as financially strong as issuers of securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest payments, principal payments or both on its convertible securities, these securities may become worthless and the Fund could lose its entire investment in them. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The values of debt securities fluctuate depending on various factors including interest rates, issuer creditworthiness, market conditions and maturities.
1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information about Lipper Inc.
3. See footnote on page 6 for more information on the Merrill Lynch All Convertible Securities Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                    mainstayinvestments.com    9

Medtronic held up better than investments in many other sectors.

WHICH OF THE FUND'S HOLDINGS WERE WEAK PERFORMERS DURING THE REPORTING PERIOD?

A convertible bond position in Triumph Group, a manufacturer of aircraft components, was the Fund's single-worst performer during the reporting period. Triumph Group's convertible bonds declined as its customers--the U.S. airlines--faced pressure from rising fuel prices and were forced to remove many older planes from service. These developments could have a negative impact on Triumph's sales and earnings.

In the financials sector, the Fund's underweight position relative to the Merrill Lynch All Convertible Securities Index helped mitigate losses. Even so, the Fund's positions in convertible preferred shares of American International Group (AIG), Citigroup, Bank of America and Lehman Brothers Holdings all detracted from the Fund's performance. The securities traded down on reports of the companies' losses from investments in mortgage-related securities, the AIG bailout and the Lehman Brothers bankruptcy.

A position in General Motors' convertible preferred shares performed poorly when investors became increasingly concerned that an economic slowdown would affect new-vehicle sales. General Motors, which relies on light-truck and SUV sales for the bulk of its profits, was particularly hard-hit when gasoline prices exceeded $4 a gallon during the reporting period and buyers turned to more fuel-efficient vehicles.

The Fund's convertible bond position in computer manufacturer EMC also detracted from the Fund's performance. EMC convertible bonds declined sharply during the reporting period when VMWare, an EMC subsidiary, reported disappointing sales and earnings and its CEO unexpectedly resigned from the company.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING
PERIOD?

We initiated positions in convertible preferred shares of Citigroup and Bank of America. Both companies issued convertible preferred shares earlier in 2008 to help offset subprime investment losses. The convertible preferred shares pay a substantial dividend, have what we believed to be reasonable downside protection, and have the ability to participate in the upside potential of the underlying common stock should the companies' financial problems ease.

We sold two-thirds of the Fund's common stock position in Costco Wholesale as the stock reached our price target. We also sold the Fund's position in the convertible bonds of Walt Disney as the bonds approached the date when the company could call, or prematurely retire, the bonds. We felt that a call would depress the price of the bonds, and our assessment proved correct after we sold the Fund's position.

WERE THERE ANY CHANGES IN THE FUND'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

The Fund slightly decreased its weighting in the energy sector because of market depreciation and sales of positions in Pride International, Hess and Halliburton. The Fund increased its weighting among financial stocks, as we participated in several large offerings from Citigroup, Bank of America and Lehman Brothers Holdings.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2008, the Fund was significantly overweight relative to the Merrill Lynch All Convertible Securities Index in the energy sector and slightly overweight in health care. On the same date, the Fund was underweight relative to the benchmark in financials and utilities.



The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Convertible Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008



                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE SECURITIES 86.2%+
CONVERTIBLE BONDS 70.6%
----------------------------------------------------------------

AEROSPACE & DEFENSE 3.0%
L-3 Communications Corp.
  3.00%, due 8/1/35 (a)              $ 6,455,000   $   6,196,800
  3.00%, due 8/1/35                      516,000         495,360
Triumph Group, Inc.
  2.625%, due 10/1/26                  5,058,000       4,703,940
                                                   -------------
                                                      11,396,100
                                                   -------------

AIRLINES 1.8%
AMR Corp.
  4.50%, due 2/15/24                   7,071,000       6,699,773
                                                   -------------


AUTO MANUFACTURERS 0.3%
Ford Motor Co.
  4.25%, due 12/15/36                  4,164,000       1,176,330
                                                   -------------


AUTO PARTS & EQUIPMENT 0.2%
ArvinMeritor, Inc.
  4.00%, due 2/15/27
  (zero coupon), beginning
  2/15/19 (a)                          1,732,000         653,830
  4.00%, due 2/15/27                     139,000          52,473
                                                   -------------
                                                         706,303
                                                   -------------

BIOTECHNOLOGY 3.9%
Amgen, Inc.
  0.125%, due 2/1/11 (a)               4,590,000       4,268,700
  0.125%, due 2/1/11                   6,067,000       5,642,310
Gilead Sciences, Inc.
  0.625%, due 5/1/13                   3,854,000       4,803,047
                                                   -------------
                                                      14,714,057
                                                   -------------

COAL 0.8%
Peabody Energy Corp.
  4.75%, due 12/15/66                  4,128,000       3,059,880
                                                   -------------


COMMERCIAL SERVICES 0.7%
Alliance Data Systems Corp.
  1.75%, due 8/1/13 (a)                3,721,000       2,781,448
                                                   -------------


COMPUTERS 5.6%
CACI International, Inc.
  2.125%, due 5/1/14                   4,460,000       3,757,550
V  EMC Corp.
  1.75%, due 12/1/11 (a)               7,215,000       6,908,362
  1.75%, due 12/1/11                   8,288,000       7,935,760
NetApp, Inc.
  1.75%, due 6/1/13 (a)                3,868,000       2,567,385
                                                   -------------
                                                      21,169,057
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 4.8%
Merrill Lynch & Co., Inc.
  (zero coupon), due 3/13/32           5,117,000       5,251,577
V  Nasdaq Stock Market, Inc.
  (The)
  2.50%, due 8/15/13 (a)              17,354,000      13,015,500
                                                   -------------
                                                      18,267,077
                                                   -------------

ELECTRONICS 4.2%
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                    9,643,000      11,053,289
Itron, Inc.
  2.50%, due 8/1/26                    3,855,000       3,199,650
TTM Technologies, Inc.
  3.25%, due 5/15/15                   2,676,000       1,565,460
                                                   -------------
                                                      15,818,399
                                                   -------------

ENERGY--ALTERNATE SOURCES 3.3%
V  Covanta Holding Corp.
  1.00%, due 2/1/27                   15,110,000      12,560,187
                                                   -------------


ENVIRONMENTAL CONTROLS 3.4%
V  Waste Connections, Inc.
  3.75%, due 4/1/26 (a)                2,510,000       2,591,575
  3.75%, due 4/1/26                    9,955,000      10,278,537
                                                   -------------
                                                      12,870,112
                                                   -------------

FOOD 2.1%
Spartan Stores, Inc.
  3.375%, due 5/15/27 (a)              6,211,000       5,139,603
Tyson Foods, Inc.
  3.25%, due 10/15/13                  3,745,000       2,907,056
                                                   -------------
                                                       8,046,659
                                                   -------------

HEALTH CARE--PRODUCTS 4.7%
Hologic, Inc.
  2.00%, due 12/15/37
  (zero coupon), beginning
  12/15/13                             7,422,000       3,877,995
V  Medtronic, Inc.
  1.625%, due 4/15/13 (a)              2,230,000       1,934,525
  1.625%, due 4/15/13                 13,741,000      11,920,317
                                                   -------------
                                                      17,732,837
                                                   -------------

INSURANCE 1.4%
Prudential Financial, Inc.
  1.189%, due 12/15/37 (b)             5,852,000       5,332,928
                                                   -------------



 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings or issuers, as of October 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 11

                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
INTERNET 0.0%++
At Home Corp.
  4.75%, due 12/19/08
  (c)(d)(e)(f)                       $ 9,147,056   $         915
                                                   -------------


OIL & GAS 8.2%
Chesapeake Energy Corp.
  2.50%, due 5/15/37                  18,115,000      11,435,094
St. Mary Land & Exploration
  Co.
  3.50%, due 4/1/27                    5,229,000       3,614,546
V  Transocean, Inc.
  Series C
  1.50%, due 12/15/37                 21,005,000      16,095,081
                                                   -------------
                                                      31,144,721
                                                   -------------

OIL & GAS SERVICES 6.0%
Cameron International Corp.
  2.50%, due 6/15/26                  10,866,000      10,404,195
V  Schlumberger, Ltd.
  Series B
  2.125%, due 6/1/23                   9,134,000      12,079,715
                                                   -------------
                                                      22,483,910
                                                   -------------

PHARMACEUTICALS 6.6%
Teva Pharmaceutical Finance
  Co. B.V.
  Series D
  1.75%, due 2/1/26                    7,251,000       7,604,486
V  Teva Pharmaceutical
  Finance LLC
  Series A
  0.50%, due 2/1/24                   11,730,000      13,504,163
Watson Pharmaceuticals, Inc.
  1.75%, due 3/15/23                   4,127,000       3,647,236
                                                   -------------
                                                      24,755,885
                                                   -------------

SEMICONDUCTORS 1.7%
Intel Corp.
  2.95%, due 12/15/35                  5,690,000       4,089,688
ON Semiconductor Corp.
  2.625%, due 12/15/26                 3,666,000       2,254,590
                                                   -------------
                                                       6,344,278
                                                   -------------

SOFTWARE 2.3%
Sybase, Inc.
  1.75%, due 2/22/25                   7,551,000       8,532,630
                                                   -------------


TELECOMMUNICATIONS 5.6%
Anixter International, Inc.
  1.00%, due 2/15/13                   8,293,000       5,514,845
Comtech Telecommunications
  Corp.
  2.00%, due 2/1/24
  (zero coupon), beginning
  2/1/11                               2,817,000       4,355,786
NII Holdings, Inc.
  3.125%, due 6/15/12                  2,007,000       1,113,885
SBA Communications Corp.
  1.875%, due 5/1/13 (a)              15,410,000      10,132,075
                                                   -------------
                                                      21,116,591
                                                   -------------
Total Convertible Bonds
  (Cost $352,817,283)                                266,710,077
                                                   -------------



                                          SHARES
CONVERTIBLE PREFERRED STOCKS 15.6%
----------------------------------------------------------------

BANKS 5.4%
V  Bank of America Corp.
  7.25% Series L                          22,908      16,035,600
Wachovia Corp.
  7.50% Series L                           6,650       4,422,250
                                                   -------------
                                                      20,457,850
                                                   -------------

CHEMICALS 0.9%
Celanese Corp.
  4.25%                                  168,710       3,221,315
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 3.8%
V  Citigroup, Inc.
  6.50% Series T                         420,557      13,546,141
  8.75% Series C                          45,555         973,510
                                                   -------------
                                                      14,519,651
                                                   -------------

INSURANCE 0.8%
American International Group,
  Inc.
  8.50%                                   98,800         439,660
MetLife, Inc.
  6.38%                                  275,900       2,392,053
                                                   -------------
                                                       2,831,713
                                                   -------------

INVESTMENT COMPANY 0.7%
Vale Capital, Ltd.
  5.50% Series RIO                        95,500       2,697,875
                                                   -------------


MINING 0.5%
Freeport-McMoRan Copper &
  Gold, Inc.
  6.75%                                   40,375       1,969,493
                                                   -------------


PHARMACEUTICALS 1.6%
Schering-Plough Corp.
  6.00%                                   43,300       5,835,974
                                                   -------------




12    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
TELECOMMUNICATIONS 1.9%
Crown Castle International
  Corp.
  6.25%                                  194,000   $   7,323,500
                                                   -------------
Total Convertible Preferred
  Stocks
  (Cost $99,734,341)                                  58,857,371
                                                   -------------
Total Convertible Securities
  (Cost $452,551,624)                                325,567,448
                                                   -------------


COMMON STOCKS 8.7%
----------------------------------------------------------------


ENGINEERING & CONSTRUCTION 0.4%
McDermott International,
  Inc.(g)                                 84,100       1,440,633
                                                   -------------


HEALTH CARE--PRODUCTS 2.7%
Boston Scientific Corp. (g)              284,600       2,569,938
Johnson & Johnson                        122,000       7,483,480
                                                   -------------
                                                      10,053,418
                                                   -------------

OIL & GAS 0.6%
Frontier Oil Corp.                       187,700       2,479,517
                                                   -------------


OIL & GAS SERVICES 1.9%
Baker Hughes, Inc.                        54,500       1,904,775
Gulf Island Fabrication,
  Inc.                                    16,900         333,099
Halliburton Co.                          195,626       3,871,438
ION Geophysical Corp. (g)                192,000       1,259,520
                                                   -------------
                                                       7,368,832
                                                   -------------

RETAIL 1.2%
Costco Wholesale Corp.                    77,203       4,401,343
                                                   -------------


SOFTWARE 1.1%
Microsoft Corp.                          191,600       4,278,428
                                                   -------------


TRANSPORTATION 0.8%
Tidewater, Inc.                           65,800       2,869,538
                                                   -------------
Total Common Stocks
  (Cost $50,025,658)                                  32,891,709
                                                   -------------


SHORT-TERM INVESTMENT 4.5%
----------------------------------------------------------------

REPURCHASE AGREEMENT 4.5%
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $17,184,829 (Collateralized
  by a Federal Home Loan Bank
  Security with a rate of
  3.625% and a maturity date
  of 7/1/11, with a
  Principal Amount of
  $17,250,000 and a Market
  Value of $17,530,140)              $17,184,686   $  17,184,686
                                                   -------------
Total Short-Term Investment
  (Cost $17,184,686)                                  17,184,686
                                                   -------------
Total Investments
  (Cost $519,761,968) (h)                   99.4%    375,643,843
Cash and Other Assets,
  Less Liabilities                           0.6       2,392,519
                                           -----    ------------
Net Assets                                 100.0%  $ 378,036,362
                                           =====    ============




++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Floating rate.  Rate shown is the rate in
     effect at October 31, 2008.
(c)  Issue in default.
(d)  Fair valued security. The total market
     value of this security at October 31,
     2008 is $915, which represents less than
     one-tenth of a percent of the Fund's net
     assets.
(e)  Illiquid security.  The total market
     value of this security at October 31,
     2008 is $915, which represents less than
     one-tenth of a percent of the Fund's net
     assets.
(f)  Restricted security.
(g)  Non-income producing security.
(h)  At October 31, 2008, cost is $521,350,911
     for federal income tax purposes and net
     unrealized depreciation is as follows:




Gross unrealized appreciation      $     789,314
Gross unrealized depreciation       (146,496,382)
                                   -------------
Net unrealized depreciation        $(145,707,068)
                                   =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $519,761,968)     $ 375,643,843
Receivables:
  Dividends and interest                 2,715,899
  Fund shares sold                         892,783
Other assets                                41,726
                                     -------------
     Total assets                      379,294,251
                                     -------------
LIABILITIES:
Payables:
  Fund shares redeemed                     526,174
  Transfer agent (See Note 3)              237,032
  Manager (See Note 3)                     166,072
  NYLIFE Distributors (See Note 3)         148,290
  Shareholder communication                112,499
  Professional fees                         47,620
  Custodian                                 13,914
  Trustees                                   1,578
Accrued expenses                             4,710
                                     -------------
     Total liabilities                   1,257,889
                                     -------------
Net assets                           $ 378,036,362
                                     =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $     371,884
Additional paid-in capital             528,953,952
                                     -------------
                                       529,325,836
Accumulated distributions in excess
  net investment income                   (158,259)
Accumulated net realized loss on
  investments                           (7,013,090)
Net unrealized depreciation on
  investments                         (144,118,125)
                                     -------------
Net assets                           $ 378,036,362
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  61,439,484
                                     =============
Shares of beneficial interest
  outstanding                            6,048,507
                                     =============
Net asset value per share
  outstanding                        $       10.16
Maximum sales charge (5.50% of
  offering price)                             0.59
                                     -------------
Maximum offering price per share
  outstanding                        $       10.75
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $ 217,028,449
                                     =============
Shares of beneficial interest
  outstanding                           21,359,799
                                     =============
Net asset value per share
  outstanding                        $       10.16
Maximum sales charge (5.50% of
  offering price)                             0.59
                                     -------------
Maximum offering price per share
  outstanding                        $       10.75
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $  59,070,503
                                     =============
Shares of beneficial interest
  outstanding                            5,800,462
                                     =============
Net asset value and offering price
  per share outstanding              $       10.18
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $  40,497,926
                                     =============
Shares of beneficial interest
  outstanding                            3,979,665
                                     =============
Net asset value and offering price
  per share outstanding              $       10.18
                                     =============






14    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                           $   7,125,411
  Dividends                              6,807,813
  Income from securities
     loaned--net                           172,463
                                     -------------
     Total income                       14,105,687
                                     -------------
EXPENSES:
  Manager (See Note 3)                   3,103,991
  Transfer agent--Investor Class
     (See Note 3)                          191,671
  Transfer agent--Class A (See Note
     3)                                    671,245
  Transfer agent--Classes B and C
     (See Note 3)                          482,262
  Distribution/Service--Investor
     Class (See Note 3)                    119,456
  Distribution/Service--Class A
     (See Note 3)                          818,559
  Service--Class B (See Note 3)            240,973
  Service--Class C (See Note 3)            111,992
  Distribution--Class B (See Note
     3)                                    722,918
  Distribution--Class C (See Note
     3)                                    335,975
  Shareholder communication                120,105
  Professional fees                         99,998
  Recordkeeping (a)                         59,433
  Registration                              60,174
  Trustees                                  18,660
  Custodian                                 16,983
  Miscellaneous                             28,917
                                     -------------
     Total expenses before waiver        7,203,312
  Expense waiver from Manager (See
     Note 3)                               (89,396)
                                     -------------
     Net expenses                        7,113,916
                                     -------------
Net investment income                    6,991,771
                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments        (6,280,597)
Net change in unrealized
  appreciation on investments         (208,809,560)
                                     -------------
Net realized and unrealized loss on
  investments                         (215,090,157)
                                     -------------
Net decrease in net assets
  resulting from operations          $(208,098,386)
                                     =============



(a) Effective August 1, 2008, the pricing and recordkeeping services fee is included in the Manager fee.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                        2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $   6,991,771   $  4,093,198
 Net realized gain (loss) on
  investments                     (6,280,597)    64,563,335
 Net change in unrealized
  appreciation on investments   (208,809,560)    21,110,467
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (208,098,386)    89,767,000
                               ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Investor Class                  (659,697)            --
    Class A                       (5,407,854)    (5,208,343)
    Class B                         (712,437)      (901,848)
    Class C                         (353,154)      (189,892)
                               ----------------------------
                                  (7,133,142)    (6,300,083)
                               ----------------------------
 From net realized gain on investments:
    Class A                      (28,302,421)            --
    Class B                       (8,663,095)            --
    Class C                       (2,495,346)            --
                               ----------------------------
                                 (39,460,862)            --
                               ----------------------------

 Total dividends and
  distributions to
  shareholders                   (46,594,004)    (6,300,083)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         195,945,346     47,029,928
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               42,258,636      5,739,980
 Cost of shares redeemed        (132,717,575)   (95,239,290)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                105,486,407    (42,469,382)
                               ----------------------------
    Net increase (decrease)
     in net assets              (149,205,983)    40,997,535


NET ASSETS:
Beginning of year                527,242,345    486,244,810
                               ----------------------------
End of year                    $ 378,036,362   $527,242,345
                               ============================
Accumulated distributions in
 excess of net investment
 income at end of year         $    (158,259)  $   (299,494)
                               ============================






16    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                          INVESTOR CLASS                            CLASS A
                          --------------    ------------------------------------------------------
                           FEBRUARY 28,
                              2008**
                              THROUGH
                            OCTOBER 31,                YEAR ENDED OCTOBER 31,

                          ------------------------------------------------------------------------
                               2008           2008        2007        2006        2005       2004
Net asset value at
  beginning of period         $ 15.00       $  17.18    $  14.51    $  13.28    $ 12.10    $ 11.78
                              -------       --------    --------    --------    -------    -------
Net investment income            0.16 (a)       0.23 (a)    0.16 (a)    0.16 (a)   0.18 (b)   0.15
Net realized and
  unrealized gain
  (loss) on
  investments                   (4.85)         (5.74)       2.74        1.23       1.17       0.34
                              -------       --------    --------    --------    -------    -------
Total from investment
  operations                    (4.69)         (5.51)       2.90        1.39       1.35       0.49
                              -------       --------    --------    --------    -------    -------
Less dividends and
  distributions:
  From net investment
     income                     (0.15)         (0.23)      (0.23)      (0.16)     (0.17)     (0.17)
  From net realized
     gain on
     investments                   --          (1.28)         --          --         --         --
                              -------       --------    --------    --------    -------    -------
Total dividends and
  distributions                 (0.15)         (1.51)      (0.23)      (0.16)     (0.17)     (0.17)
                              -------       --------    --------    --------    -------    -------
Net asset value at end
  of period                   $ 10.16       $  10.16    $  17.18    $  14.51    $ 13.28    $ 12.10
                              =======       ========    ========    ========    =======    =======
Total investment
  return (d)(e)                (31.51%)(c)    (35.00%)     20.10%      10.57%     11.21%      4.11%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment
     income                      1.69% ++       1.57%       1.05%       1.14%      1.38%(b)   1.22%
  Net expenses                   1.28% ++       1.13%       1.19%       1.20%      1.20%      1.34%
  Expenses (before
     waiver/reimburse-
     ment)                       1.34% ++       1.13%       1.29%       1.39%      1.38%      1.35%
Portfolio turnover
  rate                            103%           103%        113%         72%        93%        96%
Net assets at end of
  period (in 000's)           $61,439       $217,028    $379,148    $340,331    $93,996    $95,015




                                                       CLASS C
                            ------------------------------------------------------------
                                               YEAR ENDED OCTOBER 31,

                            ------------------------------------------------------------
                                  2008            2007       2006       2005       2004
Net asset value at
  beginning of period            $ 17.20        $ 14.53    $ 13.29    $ 12.11    $ 11.79
                                 -------        -------    -------    -------    -------
Net investment income               0.11 (a)       0.05 (a)   0.07 (a)   0.08 (b)   0.06
Net realized and
  unrealized gain (loss)
  on investments                   (5.74)          2.73       1.22       1.17       0.33
                                 -------        -------    -------    -------    -------
Total from investment
  operations                       (5.63)          2.78       1.29       1.25       0.39
                                 -------        -------    -------    -------    -------
Less dividends and
  distributions:
  From net investment
     income                        (0.11)         (0.11)     (0.05)     (0.07)     (0.07)
  From net realized gain
     on investments                (1.28)            --         --         --         --
                                 -------        -------    -------    -------    -------
Total dividends and
  distributions                    (1.39)         (0.11)     (0.05)     (0.07)     (0.07)
                                 -------        -------    -------    -------    -------
Net asset value at end of
  period                         $ 10.18        $ 17.20    $ 14.53    $ 13.29    $ 12.11
                                 =======        =======    =======    =======    =======
Total investment return
  (d)(e)                          (35.51%)        19.27%      9.73%     10.35%      3.32%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income             0.75%          0.30%      0.49%      0.63%(b)   0.47%
  Net expenses                      2.00%          1.94%      1.95%      1.95%      2.09%
  Expenses (before
     waiver/reimbursement)          2.04%          2.04%      2.14%      2.13%      2.10%
Portfolio turnover rate              103%           113%        72%        93%        96%
Net assets at end of
  period (in 000's)              $40,498        $31,158    $24,640    $23,992    $27,041




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.01 per share and 0.07%, respectively, as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is not annualized.
(d)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





18    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                              CLASS B
      -------------------------------------------------------



                       YEAR ENDED OCTOBER 31,

      -------------------------------------------------------
        2008       2007        2006        2005        2004
      $ 17.21    $  14.54    $  13.29    $  12.11    $  11.79
      -------    --------    --------    --------    --------
         0.11 (a)    0.05 (a)    0.09 (a)    0.08 (b)    0.06

        (5.75)       2.73        1.21        1.17        0.33
      -------    --------    --------    --------    --------
        (5.64)       2.78        1.30        1.25        0.39
      -------    --------    --------    --------    --------

        (0.11)      (0.11)      (0.05)      (0.07)      (0.07)
        (1.28)         --          --          --          --
      -------    --------    --------    --------    --------
        (1.39)      (0.11)      (0.05)      (0.07)      (0.07)
      -------    --------    --------    --------    --------
      $ 10.18    $  17.21    $  14.54    $  13.29    $  12.11
      =======    ========    ========    ========    ========
       (35.55%)     19.25%       9.81%      10.35%       3.32%


         0.72%       0.31%       0.68%       0.63%(b)    0.47%
         1.98%       1.94%       1.95%       1.95%       2.09%
         2.01%       2.04%       2.14%       2.13%       2.10%
          103%        113%         72%         93%         96%
      $59,071    $116,937    $121,274    $390,163    $430,326




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Convertible Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income.

The Fund invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31,


20    MainStay Convertible Fund

2008, the Fund held securities with a value of $915 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3 (A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of

                                                   mainstayinvestments.com    21
default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(I) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5.)

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million, 0.55% on assets from $500 million to $1 billion and 0.50% on assets in excess of $1 billion.

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.28%; Class A, 1.09%; Class B, 2.03%; and Class C, 2.03%. This expense limitation may be


22    MainStay Convertible Fund
modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $3,103,991 and waived its fees in the amount of $89,396.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

          OCTOBER 31,
   2009       2010        2011        TOTAL
$701,502    $291,912    $89,396    $1,082,810
---------------------------------------------



The Fund had $213,955 of waived fees for which the recoupment period expired during the year ended October 31, 2008.

Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.175%; Class B, 1.925%; and Class C, 1.925%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

Effective August 1, 2008, the fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $59,433 for the period from November 1, 2007 to July 31, 2008.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $15,377 and $128,887, respectively, for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $213, $36,931, $108,496, and $18,023, respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $1,345,178.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees on the Statement of Operations.


                                                   mainstayinvestments.com    23

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                           $188,523    0.1%
-------------------------------------------------
Class C                                 97    0.0++
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $19,154.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

               ACCUMULATED          OTHER         UNREALIZED          TOTAL
ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION      ACCUMULATED
 INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
   $--         $(5,424,147)       $(158,259)     $(145,707,068)   $(151,289,474)




The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sales deferrals.

The other temporary differences are primarily due to defaulted bond releases.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

   ACCUMULATED         ACCUMULATED
UNDISTRIBUTED NET     NET REALIZED     ADDITIONAL
INVESTMENT INCOME    GAIN (LOSS) ON      PAID-IN
      (LOSS)           INVESTMENTS       CAPITAL
     $282,606             $186          $(282,792)




The reclassifications for the Fund are primarily due to distribution redesignations.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $5,424,147 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS      AMOUNTS
AVAILABLE THROUGH    (000'S)
       2016          $ 5,424




The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                     2008         2007
Distribution paid from:
  Ordinary Income             $ 7,097,615   $6,300,083
  Long-Term Capital Gains      39,460,677           --
------------------------------------------------------
                              $46,558,292   $6,300,083
------------------------------------------------------



NOTE 5--RESTRICTED SECURITIES:

As of October 31, 2008, the Fund held the following restricted securities:

                      DATE OF   PRINCIPAL            10/31/2008  PERCENTAGE OF
 SECURITY         ACQUISITION    AMOUNT      COST       VALUE      NET ASSETS
At Home Corp.
  Convertible
     Bond 4.75%
     due
     12/19/08       7/25/01    $9,147,056  $674,023     $915          0.0%++
------------------------------------------------------------------------------



++ Less than one-tenth of a percent.

NOTE 6--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.



24    MainStay Convertible Fund

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were $581,185 and $494,297, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                SHARES            AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                   718,275       $10,567,454
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                47,888           650,798
Shares redeemed              (698,022)       (9,549,768)
                            ---------------------------
Net increase in shares
  outstanding before
  conversion                   68,141         1,668,484
Shares converted into
  Investor Class (See Note
  1)                        6,379,816        90,330,631
Shares converted from
  Investor Class (See Note
  1)                         (399,450)       (5,314,641)
                            ---------------------------
Net increase                6,048,507       $86,684,474
                            ===========================



(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                        SHARES            AMOUNT
Year ended October 31,
  2008:
Shares sold                  8,957,662      $130,210,367
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions              2,000,947        30,968,040
Shares redeemed             (6,679,538)      (92,103,096)
                            ----------------------------
Net increase in shares
  outstanding before
  conversion                 4,279,071        69,075,311
Shares converted into
  Class A (See Note 1)       1,071,012        15,308,015
Shares converted from
  Class A (See Note 1)      (6,060,816)      (85,873,196)
                            ----------------------------
Net decrease                  (710,733)     $ (1,489,870)
                            ============================
Year ended October 31,
  2007:
Shares sold                  2,086,601      $ 33,270,193
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                310,768         4,793,864
Shares redeemed             (4,341,826)      (67,480,030)
                            ----------------------------
Net decrease in shares
  outstanding before
  conversion                (1,944,457)      (29,415,973)
Shares converted from
  Class B (See Note 1)         561,439         8,819,241
                            ----------------------------
Net decrease                (1,383,018)     $(20,596,732)
                            ============================




 CLASS B                         SHARES           AMOUNT
Year ended October 31,
  2008:
Shares sold                     972,993     $ 14,307,984
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             544,914        8,513,326
Shares redeemed              (1,514,802)     (21,445,907)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                      3,105        1,375,403
Shares converted from Class
  B (See Note 1)               (995,524)     (14,450,809)
                             ---------------------------
Net decrease                   (992,419)    $(13,075,406)
                             ===========================
Year ended October 31,
  2007:
Shares sold                     477,038     $  7,518,234
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              53,451          807,396
Shares redeemed              (1,517,761)     (23,419,543)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                   (987,272)     (15,093,913)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                 (560,204)      (8,819,241)
                             ---------------------------
Net decrease                 (1,547,476)    $(23,913,154)
                             ===========================




 CLASS C                        SHARES           AMOUNT
Year ended October 31,
  2008:
Shares sold                  2,776,117      $40,859,541
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            137,289        2,126,472
Shares redeemed               (745,131)      (9,618,804)
                             --------------------------
Net increase                 2,168,275      $33,367,209
                             ==========================
Year ended October 31,
  2007:
Shares sold                    385,392      $ 6,241,501
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              9,181          138,720
Shares redeemed               (279,142)      (4,339,717)
                             --------------------------
Net increase                   115,431      $ 2,040,504
                             ==========================



NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008,

                                                   mainstayinvestments.com    25

Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



26    MainStay Convertible Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Convertible Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Convertible Fund of The MainStay Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008


                                                   mainstayinvestments.com    27

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay Convertible Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider


28    MainStay Convertible Fund
of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio manager, the number of accounts managed by the portfolio manager and MacKay Shields' method for compensating portfolio manager. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio manager and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position

                                                   mainstayinvestments.com    29
is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refundable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.



30    MainStay Convertible Fund

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreements for one year.


                                                   mainstayinvestments.com    31

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $39,460,677.

For the fiscal year ended October 31, 2008, the Fund designates approximately $5,756,016 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 49.5% to arrive at the amount eligible for qualified interest income and 85.5% for the corporate dividends received deduction.

In January 2009, shareholders will received an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE



The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-
0330).





32    MainStay Convertible Fund

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST                                        COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Trustee since   Managers and President and                   since September 2008 (3
9/24/60    September       Chief Executive Officer                      funds); Director, Eclipse
           2008            (since April 2008) of New                    Funds Inc. since September
                           York Life Investment                         2008, (22 funds); Director,
                           Management LLC and New York                  ICAP Funds, Inc., since
                           Life Investment Management                   September 2008 (4 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                   mainstayinvestments.com    33

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Trustee since   Capital Management;                         since 2007 (3 funds);
JR.        2007            President--Shields/Alli-                    Director, Eclipse Funds
11/16/46                   ance, Alliance Capital                      Inc. since 2007 (22
                           Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------






34    MainStay Convertible Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.



           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    35

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------






36    MainStay Convertible Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A014511         (RECYCLE LOGO)            MS308-08            MSC11-12/08
                                                                          05

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 EQUITY INDEX FUND



                 Message from the President

                 and

                 Annual Report


                 October 31, 2008

MESSAGE FROM

THE PRESIDENT

Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 EQUITY INDEX FUND



                 MainStay Funds

                 Annual Report


                 October 31, 2008

TABLE OF CONTENTS




ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    8
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------

FINANCIAL STATEMENTS                       18
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            28
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       29
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             32
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        32
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       32
---------------------------------------------

TRUSTEES AND OFFICERS                      33

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE       FIVE         TEN
TOTAL RETURNS               YEAR     YEARS(1)    YEARS(1)
---------------------------------------------------------
With sales charges         (38.34%)    (0.98%)     (0.62%)
Excluding sales charges    (36.44)     (0.38)      (0.32)




                                                             (With sales charge)
                                                            (PERFORMANCE GRAPH)




 BENCHMARK PERFORMANCE                              ONE      FIVE     TEN
                                                   YEAR     YEARS    YEARS
--------------------------------------------------------------------------
S&P 500(R) Index(2)                               (36.10%)   0.26%    0.40%
Average Lipper S&P 500 Index objective fund(3)    (36.41)   (0.25)   (0.06)



1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund- share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graph assumes an initial investment of $25,000 and reflects the deduction of all sales charges that would have applied for the period of investment. Class A shares were sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

   Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been -0.41% for the five-year period ended October 31, 2008, and -0.34% for the ten-year period then ended.
2. "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.



                                                    mainstayinvestments.com    5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EQUITY INDEX FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARES CLASS                     5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
CLASS A SHARES                 $1,000.00        $705.40         $2.57          $1,022.10         $3.05
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.60% for Class A) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.



6    MainStay Equity Index Fund

INDUSTRY COMPOSITION AS OF OCTOBER 31, 2008



Oil, Gas & Consumable Fuels            10.3%
Pharmaceuticals                         6.8
Diversified Financial Services          4.3
Computers & Peripherals                 4.1
Software                                3.5
Commercial Banks                        3.1
Food & Staples Retailing                2.9
Household Products                      2.9
Industrial Conglomerates                2.9
Diversified Telecommunication
  Services                              2.8
Beverages                               2.7
Aerospace & Defense                     2.6
Capital Markets                         2.4
Communications Equipment                2.4
Media                                   2.4
Insurance                               2.3
Health Care Equipment & Supplies        2.2
Electric Utilities                      2.1
Semiconductors & Semiconductor
  Equipment                             2.1
Energy Equipment & Services             2.0
Chemicals                               1.9
Biotechnology                           1.8
Health Care Providers & Services        1.8
Food Products                           1.7
Tobacco                                 1.7
Specialty Retail                        1.6
Internet Software & Services            1.4
Machinery                               1.4
Hotels, Restaurants & Leisure           1.3
Multi-Utilities                         1.2
Road & Rail                             1.1
Air Freight & Logistics                 1.0
Real Estate Investment Trusts           1.0
IT Services                             0.8
Multiline Retail                        0.7
Consumer Finance                        0.6%
Metals & Mining                         0.6
Commercial Services & Supplies          0.4
Electrical Equipment                    0.4
Household Durables                      0.4
Life Sciences Tools & Services          0.4
Textiles, Apparel & Luxury Goods        0.4
Electronic Equipment & Instruments      0.3
Automobiles                             0.2
Diversified Consumer Services           0.2
Internet & Catalog Retail               0.2
Paper & Forest Products                 0.2
Personal Products                       0.2
Wireless Telecommunication Services     0.2
Airlines                                0.1
Auto Components                         0.1
Construction & Engineering              0.1
Construction Materials                  0.1
Containers & Packaging                  0.1
Distributors                            0.1
Gas Utilities                           0.1
Independent Power Producers & Energy
  Traders                               0.1
Leisure Equipment & Products            0.1
Office Electronics                      0.1
Professional Services                   0.1
Thrifts & Mortgage Finance              0.1
Trading Companies & Distributors        0.1
Building Products                       0.0++
Health Care Technology                  0.0++
Real Estate Management & Development    0.0++
Short-Term Investments                  6.9
Liabilities in Excess of Cash and
  Other Assets                         (0.1)
                                      -----
                                      100.0%
                                      =====





++ Less than one-tenth of a percent.

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  ExxonMobil Corp.
    2.  General Electric Co.
    3.  Procter & Gamble Co. (The)
    4.  Microsoft Corp.
    5.  Johnson & Johnson
    6.  AT&T, Inc.
    7.  Chevron Corp.
    8.  JPMorgan Chase & Co.
    9.  International Business Machines Corp.
   10.  Wal-Mart Stores, Inc.






                                                    mainstayinvestments.com    7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER FRANCIS J. OK OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY EQUITY INDEX FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, Class A shares of MainStay Equity Index Fund returned -36.44% for the 12 months ended October 31, 2008. The Fund, which offers only one share class, underperformed the -36.41% return of the average Lipper(1) S&P 500 Index objective fund and the -36.10% return of the S&P 500(R) Index(2) for the 12 months ended October 31, 2008. Because the Fund incurs operating expenses that a hypothetical index does not, there will be times when the Fund's performance lags that of the Index. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

Even in a broadly declining market, some industries performed better than others. In terms of total return, the best-performing industry in the S&P 500(R) Index was road & rail, which advanced, followed by biotechnology and household products. Although biotechnology and household products had negative returns, both industries substantially outperformed the market as a whole. During the reporting period, thrifts & mortgage finance recorded the lowest total return of any industry in the Index. Automobiles had the second-lowest total return, followed by real estate management & development.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE WEAKEST CONTRIBUTORS?

On the basis of impact, which takes weightings and total returns into account, the industry that made the strongest contribution to the Fund's performance was road & rail. Although biotechnology and diversified consumer services had negative total returns, they were the second- and third-strongest contributors to the Fund's performance. The industry that made the weakest contribution to the Fund's performance was oil, gas & consumable fuels. The second-weakest contributor was insurance, followed by capital markets.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

Within the S&P 500(R) Index, the stock with the highest total return during the 12-month reporting period was Rohm & Haas. UST was second, followed by Wm. Wrigley Jr. All three stocks provided positive total returns for the portion of the reporting period they were held in the Fund. Wm. Wrigley Jr. was deleted from the S&P 500(R) Index on October 3, 2008, and was subsequently sold by the Fund.

The individual Fund holding with the lowest total return during the reporting period was Lehman Brothers Holdings, followed by Washington Mutual and Freddie Mac.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the greatest positive contributions to the Fund's performance during the reporting period were Wal-Mart Stores, Wells Fargo & Co. and Amgen. All three stocks had positive total returns for the reporting period. The weakest contributor was General Electric, followed by American International Group and Citigroup.



Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The Fund was closed to new investors and new purchases as of January 1, 2002. Existing shareholders are permitted to reinvest dividends only. Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that Standard & Poor's believes are most representative of the makeup of the U.S. economy. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

1. See page 5 for more information on Lipper Inc.
2. See page 5 for more information on the S&P 500(R) Index.


8    MainStay Equity Index Fund

WERE THERE ANY CHANGES TO THE MAKEUP OF THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

During the 12-month reporting period, there were 32 additions to the S&P 500(R) Index and 32 deletions from it. In terms of Index weightings, Transocean and MasterCard were significant additions to the Index during the reporting period. On the same basis, ACE Ltd. and Clear Channel were significant deletions.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS +++   OCTOBER 31, 2008




                                     SHARES                VALUE
COMMON STOCKS 93.2%+
----------------------------------------------------------------

AEROSPACE & DEFENSE 2.6%
Boeing Co. (The)                      19,688       $   1,029,092
General Dynamics Corp.                10,566             637,341
Goodrich Corp.                         3,327             121,635
Honeywell International,
  Inc.                                19,799             602,880
L-3 Communications
  Holdings, Inc.                       3,229             262,098
Lockheed Martin Corp.                  8,855             753,118
Northrop Grumman Corp.                 8,977             420,931
Precision Castparts Corp.              3,706             240,186
Raytheon Co.                          11,088             566,708
Rockwell Collins, Inc.                 4,240             157,855
United Technologies Corp.             25,649           1,409,669
                                                   -------------
                                                       6,201,513
                                                   -------------

AIR FREIGHT & LOGISTICS 1.0%
C.H. Robinson Worldwide,
  Inc.                                 4,522             234,149
Expeditors International
  of Washington, Inc.                  5,667             185,028
FedEx Corp.                            8,277             541,067
United Parcel Service,
  Inc. Class B                        26,814           1,415,243
                                                   -------------
                                                       2,375,487
                                                   -------------

AIRLINES 0.1%
Southwest Airlines Co.                19,520             229,946
                                                   -------------


AUTO COMPONENTS 0.1%
Goodyear Tire &
  Rubber Co. (The) (a)                 6,414              57,213
Johnson Controls, Inc.                15,792             279,992
                                                   -------------
                                                         337,205
                                                   -------------

AUTOMOBILES 0.2%
Ford Motor Co. (a)                    60,144             131,716
General Motors Corp.                  15,058              87,035
Harley-Davidson, Inc.                  6,259             153,220
                                                   -------------
                                                         371,971
                                                   -------------

BEVERAGES 2.7%
Anheuser-Busch Cos., Inc.             19,124           1,186,262
Brown-Forman Corp. Class
  B                                    2,609             118,437
Coca-Cola Co. (The)                   52,726           2,323,107
Coca-Cola Enterprises,
  Inc.                                 8,433              84,752
Constellation Brands,
  Inc. Class A (a)                     5,155              64,644
Dr Pepper Snapple Group,
  Inc. (a)                             6,702             153,476
Molson Coors Brewing Co.
  Class B                              4,006             149,664
Pepsi Bottling Group,
  Inc. (The)                           3,632              83,972
PepsiCo, Inc.                         41,523           2,367,226
                                                   -------------
                                                       6,531,540
                                                   -------------

BIOTECHNOLOGY 1.8%
Amgen, Inc. (a)                       28,140           1,685,305
Biogen Idec, Inc. (a)                  7,720             328,486
Celgene Corp. (a)                     12,098             777,417
Genzyme Corp. (a)                      7,145             520,728
Gilead Sciences, Inc. (a)             24,467           1,121,812
                                                   -------------
                                                       4,433,748
                                                   -------------

BUILDING PRODUCTS 0.0%++
Masco Corp.                            9,575              97,186
                                                   -------------


CAPITAL MARKETS 2.4%
American Capital, Ltd.                 5,506              77,359
Ameriprise Financial,
  Inc.                                 5,770             124,632
Bank of New York
  Mellon Corp. (The)                  30,482             993,713
Charles Schwab Corp.
  (The)                               24,812             474,406
E*TRADE Financial Corp.
  (a)                                 14,288              26,004
Federated Investors, Inc.
  Class B                              2,337              56,555
Franklin Resources, Inc.               4,050             275,400
Goldman Sachs Group, Inc.
  (The)                               11,555           1,068,838
Invesco, Ltd.                         10,286             153,364
Janus Capital Group, Inc.              4,250              49,895
Legg Mason, Inc.                       3,770              83,656
Merrill Lynch & Co., Inc.             40,732             757,208
Morgan Stanley                        29,496             515,295
Northern Trust Corp.                   5,879             331,047
State Street Corp.                    11,483             497,788
T. Rowe Price Group, Inc.              6,882             272,114
                                                   -------------
                                                       5,757,274
                                                   -------------

CHEMICALS 1.9%
Air Products & Chemicals,
  Inc.                                 5,634             327,504
Ashland, Inc.                          1,508              34,066
CF Industries Holdings,
  Inc.                                 1,502              96,413
Dow Chemical Co. (The)                24,601             656,109
E.I. du Pont de Nemours &
  Co.                                 23,994             767,808
Eastman Chemical Co.                   2,032              82,073
Ecolab, Inc.                           4,669             173,967
Hercules, Inc.                         2,998              50,396
International Flavors &
  Fragrances, Inc.                     2,090              66,629
Monsanto Co.                          14,628           1,301,599
PPG Industries, Inc.                   4,365             216,417
Praxair, Inc.                          8,378             545,827


 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investments. May be subject to change daily.


10    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                      SHARES               VALUE
COMMON STOCKS (CONTINUED)
CHEMICALS (CONTINUED)
Rohm & Haas Co.                        3,294       $     231,733
Sigma-Aldrich Corp.                    3,350             146,931
                                                   -------------
                                                       4,697,472
                                                   -------------

COMMERCIAL BANKS 3.1%
BB&T Corp.                            14,615             523,948
Comerica, Inc.                         4,001             110,388
Fifth Third Bancorp                   15,360             166,656
First Horizon National
  Corp.                                5,365              63,897
Huntington Bancshares,
  Inc.                                 9,738              92,024
KeyCorp                               13,156             160,898
M&T Bank Corp.                         2,052             166,417
Marshall & Ilsley Corp.                6,900             124,407
National City Corp.                   55,666             150,298
PNC Financial Services
  Group, Inc.                          9,216             614,431
Regions Financial Corp.               18,479             204,932
SunTrust Banks, Inc.                   9,407             377,597
U.S. Bancorp                          46,333           1,381,187
Wachovia Corp.                        57,418             368,049
Wells Fargo & Co.                     87,766           2,988,432
Zions Bancorp                          3,050             116,236
                                                   -------------
                                                       7,609,797
                                                   -------------


COMMERCIAL SERVICES & SUPPLIES 0.4%
Allied Waste Industries,
  Inc. (a)                             9,013              93,916
Avery Dennison Corp.                   2,832              99,177
Cintas Corp.                           3,515              83,306
Pitney Bowes, Inc.                     5,526             136,934
R.R. Donnelley & Sons Co.              5,585              92,543
Waste Management, Inc.                13,045             407,395
                                                   -------------
                                                         913,271
                                                   -------------

COMMUNICATIONS EQUIPMENT 2.4%
Ciena Corp. (a)                        2,402              23,083
Cisco Systems, Inc. (a)              156,679           2,784,186
Corning, Inc.                         41,967             454,503
Harris Corp.                           3,569             128,306
JDS Uniphase Corp. (a)                 5,702              31,133
Juniper Networks, Inc.
  (a)                                 14,456             270,905
Motorola, Inc.                        60,251             323,548
QUALCOMM, Inc.                        43,644           1,669,819
Tellabs, Inc. (a)                     10,574              44,834
                                                   -------------
                                                       5,730,317
                                                   -------------

COMPUTERS & PERIPHERALS 4.1%
Apple, Inc. (a)                       23,497           2,528,042
Dell, Inc. (a)                        46,356             563,225
EMC Corp. (a)                         55,069             648,713
Hewlett-Packard Co.                   64,959           2,486,631
V  International Business

  Machines Corp.                      35,935           3,340,877
Lexmark International,
  Inc. Class A (a)                     2,340              60,442
NetApp, Inc. (a)                       8,708             117,819
QLogic Corp. (a)                       3,489              41,938
SanDisk Corp. (a)                      5,984              53,198
Sun Microsystems, Inc.
  (a)                                 20,026              92,120
Teradata Corp. (a)                     4,747              73,056
                                                   -------------
                                                      10,006,061
                                                   -------------

CONSTRUCTION & ENGINEERING 0.1%
Fluor Corp.                            4,761             190,107
Jacobs Engineering Group,
  Inc. (a)                             3,256             118,616
                                                   -------------
                                                         308,723
                                                   -------------

CONSTRUCTION MATERIALS 0.1%
Vulcan Materials Co.                   2,921             158,552
                                                   -------------


CONSUMER FINANCE 0.6%
American Express Co.                  30,836             847,990
Capital One Financial
  Corp.                                9,993             390,926
Discover Financial
  Services                            12,749             156,175
SLM Corp. (a)                         12,429             132,618
                                                   -------------
                                                       1,527,709
                                                   -------------

CONTAINERS & PACKAGING 0.1%
Ball Corp.                             2,572              87,962
Bemis Co., Inc.                        2,651              65,851
Pactiv Corp. (a)                       3,482              82,036
Sealed Air Corp.                       4,205              71,149
                                                   -------------
                                                         306,998
                                                   -------------

DISTRIBUTORS 0.1%
Genuine Parts Co.                      4,303             169,323
                                                   -------------


DIVERSIFIED CONSUMER SERVICES 0.2%
Apollo Group, Inc. Class
  A (a)                                2,825             196,366
H&R Block, Inc.                        8,726             172,076
                                                   -------------
                                                         368,442
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 4.3%
Bank of America Corp.                133,019           3,215,069
CIT Group, Inc.                        7,590              31,423
Citigroup, Inc.                      144,431           1,971,483
CME Group, Inc.                        1,785             503,638
IntercontinentalExchange,
  Inc. (a)                             2,005             171,548
V  JPMorgan Chase & Co.               97,712           4,030,620
Leucadia National Corp.                4,706             126,309
Moody's Corp.                          5,250             134,400
NASDAQ OMX Group, Inc.
  (The) (a)                            3,578             116,142
NYSE Euronext                          7,075             213,523
                                                   -------------
                                                      10,514,155
                                                   -------------



The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 11


                                      SHARES               VALUE
COMMON STOCKS (CONTINUED)
DIVERSIFIED TELECOMMUNICATION SERVICES 2.8%
V  AT&T, Inc.                        156,304       $   4,184,258
CenturyTel, Inc.                       2,722              68,349
Embarq Corp.                           3,790             113,700
Frontier Communications
  Corp.                                8,403              63,947
Qwest Communications
  International, Inc.                 39,478             112,907
Verizon Communications,
  Inc.                                75,532           2,241,035
Windstream Corp.                      11,692              87,807
                                                   -------------
                                                       6,872,003
                                                   -------------

ELECTRIC UTILITIES 2.1%
Allegheny Energy, Inc.                 4,491             135,404
American Electric Power
  Co., Inc.                           10,699             349,109
Duke Energy Corp.                     33,642             551,056
Edison International                   8,665             308,387
Entergy Corp.                          5,095             397,665
Exelon Corp.                          17,483             948,278
FirstEnergy Corp.                      8,108             422,913
FPL Group, Inc.                       10,864             513,215
Pepco Holdings, Inc.                   5,366             110,808
Pinnacle West Capital
  Corp.                                2,679              84,790
PPL Corp.                              9,960             326,887
Progress Energy, Inc.                  6,968             274,330
Southern Co. (The)                    20,484             703,421
                                                   -------------
                                                       5,126,263
                                                   -------------

ELECTRICAL EQUIPMENT 0.4%
Cooper Industries, Ltd.
  Class A                              4,628             143,237
Emerson Electric Co.                  20,637             675,449
Rockwell Automation, Inc.              3,872             107,138
                                                   -------------
                                                         925,824
                                                   -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.3%
Agilent Technologies,
  Inc. (a)                             9,509             211,005
Amphenol Corp. Class A                 4,718             135,171
Jabil Circuit, Inc.                    5,586              46,978
Molex, Inc.                            3,794              54,671
Tyco Electronics, Ltd.                12,562             244,205
                                                   -------------
                                                         692,030
                                                   -------------

ENERGY EQUIPMENT & SERVICES 2.0%
Baker Hughes, Inc.                     8,198             286,520
BJ Services Co.                        7,823             100,526
Cameron International
  Corp. (a)                            5,790             140,465
ENSCO International, Inc.              3,811             144,856
Halliburton Co.                       23,322             461,542
Nabors Industries, Ltd.
  (a)                                  7,451             107,145
National Oilwell Varco,
  Inc. (a)                            11,101             331,809
Noble Corp.                            7,158             230,559
Rowan Cos., Inc.                       3,006              54,529
Schlumberger, Ltd.                    31,905           1,647,893
Smith International, Inc.              5,745             198,088
Transocean, Inc. (a)                   8,485             698,570
Weatherford
  International, Ltd. (a)             18,103             305,579
                                                   -------------
                                                       4,708,081
                                                   -------------

FOOD & STAPLES RETAILING 2.9%
Costco Wholesale Corp.                11,564             659,264
CVS Caremark Corp.                    38,171           1,169,941
Kroger Co. (The)                      17,418             478,298
Safeway, Inc.                         11,580             246,307
SUPERVALU, Inc.                        5,649              80,442
Sysco Corp.                           16,011             419,488
V  Wal-Mart Stores, Inc.              59,476           3,319,355
Walgreen Co.                          26,328             670,311
Whole Foods Market, Inc.               3,731              39,996
                                                   -------------
                                                       7,083,402
                                                   -------------

FOOD PRODUCTS 1.7%
Archer-Daniels-Midland
  Co.                                 17,135             355,208
Campbell Soup Co.                      5,632             213,734
ConAgra Foods, Inc.                   12,049             209,894
Dean Foods Co. (a)                     4,052              88,577
General Mills, Inc.                    8,942             605,731
H.J. Heinz Co.                         8,306             363,969
Hershey Co. (The)                      4,408             164,154
J.M. Smucker Co. (The)                 1,568              71,384
Kellogg Co.                            6,660             335,797
Kraft Foods, Inc. Class A             40,377           1,176,586
McCormick & Co., Inc.                  3,430             115,454
Sara Lee Corp.                        18,787             210,039
Tyson Foods, Inc. Class A              7,980              69,745
                                                   -------------
                                                       3,980,272
                                                   -------------

GAS UTILITIES 0.1%
Nicor, Inc.                            1,201              55,498
Questar Corp.                          4,611             158,895
                                                   -------------
                                                         214,393
                                                   -------------

HEALTH CARE EQUIPMENT & SUPPLIES 2.2%
Baxter International,
  Inc.                                16,694           1,009,820
Becton, Dickinson & Co.                6,478             449,573
Boston Scientific Corp.
  (a)                                 39,912             360,405
C.R. Bard, Inc.                        2,642             233,156
Covidien, Ltd.                        13,346             591,094
Hospira, Inc. (a)                      4,241             117,985
Intuitive Surgical, Inc.
  (a)                                  1,033             178,492
Medtronic, Inc.                       30,009           1,210,263
St. Jude Medical, Inc.
  (a)                                  9,090             345,693
Stryker Corp.                          6,580             351,767
Varian Medical Systems,
  Inc. (a)                             3,321             151,139
Zimmer Holdings, Inc. (a)              5,990             278,116
                                                   -------------
                                                       5,277,503
                                                   -------------




12    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                      SHARES               VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES 1.8%
Aetna, Inc.                           12,543       $     311,944
AmerisourceBergen Corp.                4,215             131,803
Cardinal Health, Inc.                  9,552             364,886
CIGNA Corp.                            7,310             119,153
Coventry Health Care,
  Inc. (a)                             3,939              51,955
DaVita, Inc. (a)                       2,777             157,595
Express Scripts, Inc. (a)              7,244             439,059
Humana, Inc. (a)                       4,492             132,918
Laboratory Corp. of
  America Holdings (a)                 2,958             181,888
McKesson Corp.                         7,338             269,965
Medco Health Solutions,
  Inc. (a)                            13,450             510,428
Patterson Cos., Inc. (a)               2,422              61,349
Quest Diagnostics, Inc.                4,204             196,747
Tenet Healthcare Corp.
  (a)                                 11,033              48,325
UnitedHealth Group, Inc.              32,385             768,496
WellPoint, Inc. (a)                   13,600             528,632
                                                   -------------
                                                       4,275,143
                                                   -------------

HEALTH CARE TECHNOLOGY 0.0%++
IMS Health, Inc.                       4,837              69,363
                                                   -------------


HOTELS, RESTAURANTS & LEISURE 1.3%
Carnival Corp.                        11,621             295,173
Darden Restaurants, Inc.               3,735              82,805
International Game
  Technology                           8,234             115,276
Marriott International,
  Inc. Class A                         7,860             164,038
McDonald's Corp.                      29,913           1,732,860
Starbucks Corp. (a)                   19,431             255,129
Starwood Hotels & Resorts
  Worldwide, Inc.                      4,966             111,934
Wyndham Worldwide Corp.                4,720              38,657
Yum! Brands, Inc.                     12,466             361,639
                                                   -------------
                                                       3,157,511
                                                   -------------

HOUSEHOLD DURABLES 0.4%
Black & Decker Corp.                   1,595              80,739
Centex Corp.                           3,287              40,266
D.R. Horton, Inc.                      7,326              54,066
Fortune Brands, Inc.                   3,987             152,064
Harman International
  Industries, Inc.                     1,557              28,602
KB Home                                2,002              33,413
Leggett & Platt, Inc.                  4,275              74,214
Lennar Corp. Class A                   3,760              29,102
Newell Rubbermaid, Inc.                7,370             101,338
Pulte Homes, Inc.                      5,682              63,297
Snap-on, Inc.                          1,528              56,460
Stanley Works (The)                    2,090              68,427
Whirlpool Corp.                        1,980              92,367
                                                   -------------
                                                         874,355
                                                   -------------

HOUSEHOLD PRODUCTS 2.9%
Clorox Co. (The)                       3,673             223,355
Colgate-Palmolive Co.                 13,451             844,185
Kimberly-Clark Corp.                  11,043             676,825
V  Procter & Gamble Co.
  (The)                               80,481           5,194,244
                                                   -------------
                                                       6,938,609
                                                   -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.1%
AES Corp. (The) (a)                   17,893             142,607
Constellation Energy
  Group, Inc.                          4,743             114,828
Dynegy, Inc. Class A (a)              13,446              48,944
                                                   -------------
                                                         306,379
                                                   -------------

INDUSTRIAL CONGLOMERATES 2.9%
3M Co.                                18,591           1,195,401
V  General Electric Co.              278,388           5,431,350
Textron, Inc.                          6,610             116,997
Tyco International, Ltd.              12,629             319,261
                                                   -------------
                                                       7,063,009
                                                   -------------

INSURANCE 2.3%
Aflac, Inc.                           12,666             560,850
Allstate Corp. (The)                  14,403             380,095
American International
  Group, Inc.                         71,514             136,592
Aon Corp.                              7,385             312,386
Assurant, Inc.                         3,154              80,364
Chubb Corp. (The)                      9,590             496,954
Cincinnati Financial
  Corp.                                4,319             112,251
Genworth Financial, Inc.
  Class A                             11,518              55,747
Hartford Financial
  Services Group, Inc.
  (The)                                8,013              82,694
Lincoln National Corp.                 6,831             117,766
Loews Corp.                            9,632             319,879
Marsh & McLennan Cos.,
  Inc.                                13,641             399,954
MBIA, Inc.                             5,200              51,116
MetLife, Inc.                         20,203             671,144
Principal Financial
  Group, Inc.                          6,893             130,898
Progressive Corp. (The)               17,967             256,389
Prudential Financial,
  Inc.                                11,357             340,710
Torchmark Corp.                        2,320              96,906
Travelers Cos., Inc.
  (The)                               15,713             668,588
Unum Group                             9,189             144,727
XL Capital, Ltd. Class A               8,300              80,510
                                                   -------------
                                                       5,496,520
                                                   -------------



The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 13


                                      SHARES               VALUE
COMMON STOCKS (CONTINUED)
INTERNET & CATALOG RETAIL 0.2%
Amazon.com, Inc. (a)                   8,496       $     486,311
Expedia, Inc. (a)                      5,565              52,923
                                                   -------------
                                                         539,234
                                                   -------------

INTERNET SOFTWARE & SERVICES 1.4%
Akamai Technologies, Inc.
  (a)                                  4,498              64,681
eBay, Inc. (a)                        29,056             443,685
Google, Inc. Class A (a)               6,339           2,277,983
VeriSign, Inc. (a)                     5,139             108,947
Yahoo!, Inc. (a)                      36,857             472,507
                                                   -------------
                                                       3,367,803
                                                   -------------

IT SERVICES 0.8%
Affiliated Computer
  Services, Inc. Class A
  (a)                                  2,587             106,067
Automatic Data
  Processing, Inc.                    13,534             473,013
Cognizant Technology
  Solutions Corp. Class A
  (a)                                  7,756             148,915
Computer Sciences Corp.
  (a)                                  4,025             121,394
Convergys Corp. (a)                    3,240              24,916
Fidelity National
  Information Services,
  Inc.                                 5,046              76,144
Fiserv, Inc. (a)                       4,363             145,550
Mastercard, Inc. Class A               1,924             284,406
Paychex, Inc.                          8,534             243,560
Total System Services,
  Inc.                                 5,258              72,245
Unisys Corp. (a)                       9,563              14,536
Western Union Co. (The)               19,392             295,922
                                                   -------------
                                                       2,006,668
                                                   -------------

LEISURE EQUIPMENT & PRODUCTS 0.1%
Eastman Kodak Co.                      7,665              70,364
Hasbro, Inc.                           3,339              97,065
Mattel, Inc.                           9,589             144,027
                                                   -------------
                                                         311,456
                                                   -------------

LIFE SCIENCES TOOLS & SERVICES 0.4%
Applied Biosystems, Inc.               4,508             138,982
Millipore Corp. (a)                    1,468              76,175
PerkinElmer, Inc.                      3,179              57,031
Thermo Fisher Scientific,
  Inc. (a)                            11,144             452,446
Waters Corp. (a)                       2,633             115,325
                                                   -------------
                                                         839,959
                                                   -------------

MACHINERY 1.4%
Caterpillar, Inc.                     16,190             617,972
Cummins, Inc.                          5,391             139,357
Danaher Corp.                          6,786             402,003
Deere & Co.                           11,357             437,926
Dover Corp.                            4,996             158,723
Eaton Corp.                            4,420             197,132
Flowserve Corp.                        1,522              86,632
Illinois Tool Works, Inc.             10,636             355,136
Ingersoll-Rand Co., Ltd.
  Class A                              8,472             156,308
ITT Corp.                              4,834             215,113
Manitowoc Co., Inc. (The)              3,465              34,096
PACCAR, Inc.                           9,664             282,575
Pall Corp.                             3,188              84,195
Parker Hannifin Corp.                  4,458             172,837
Terex Corp. (a)                        2,585              43,144
                                                   -------------
                                                       3,383,149
                                                   -------------

MEDIA 2.4%
CBS Corp. Class B                     18,084             175,596
Comcast Corp. Class A                 77,613           1,223,181
DIRECTV Group, Inc. (The)
  (a)                                 15,353             336,077
Gannett Co., Inc.                      6,067              66,737
Interpublic Group of
  Cos., Inc. (The) (a)                12,673              65,773
McGraw-Hill Cos., Inc.
  (The)                                8,447             226,717
Meredith Corp.                           963              18,653
New York Times Co. (The)
  Class A                              3,098              30,980
News Corp. Class A                    61,065             649,732
Omnicom Group, Inc.                    8,479             250,470
Scripps Networks
  Interactive Class A (a)              2,390              67,876
Time Warner, Inc.                     95,291             961,486
Viacom, Inc. Class B (a)              16,514             333,913
Walt Disney Co. (The)                 49,906           1,292,565
Washington Post Co. Class
  B                                      159              67,861
                                                   -------------
                                                       5,767,617
                                                   -------------

METALS & MINING 0.6%
AK Steel Holding Corp.                 2,984              41,537
Alcoa, Inc.                           21,634             249,007
Allegheny Technologies,
  Inc.                                 2,667              70,782
Freeport-McMoRan Copper &
  Gold, Inc. Class B                  10,212             297,169
Newmont Mining Corp.                  12,146             319,926
Nucor Corp.                            8,420             341,094
Titanium Metals Corp.                  2,263              21,069
United States Steel Corp.              3,125             115,250
                                                   -------------
                                                       1,455,834
                                                   -------------

MULTI-UTILITIES 1.2%
Ameren Corp.                           5,591             181,428
CenterPoint Energy, Inc.               9,091             104,728
CMS Energy Corp.                       5,992              61,418
Consolidated Edison, Inc.              7,266             314,763
Dominion Resources, Inc.              15,424             559,583
DTE Energy Corp.                       4,338             153,132
Integrys Energy Group,
  Inc.                                 2,033              96,913
NiSource, Inc.                         7,294              94,530



14    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                      SHARES               VALUE
COMMON STOCKS (CONTINUED)
MULTI-UTILITIES (CONTINUED)
PG&E Corp.                             9,536       $     349,685
Public Service Enterprise
  Group, Inc.                         13,524             380,701
Sempra Energy                          6,553             279,092
TECO Energy, Inc.                      5,658              65,293
Wisconsin Energy Corp.                 2,922             127,107
Xcel Energy, Inc.                     11,862             206,636
                                                   -------------
                                                       2,975,009
                                                   -------------

MULTILINE RETAIL 0.7%
Big Lots, Inc. (a)                     2,182              53,306
Family Dollar Stores,
  Inc.                                 3,715              99,971
J.C. Penney Co., Inc.                  5,907             141,295
Kohl's Corp. (a)                       8,100             284,553
Macy's, Inc.                          11,185             137,464
Nordstrom, Inc.                        4,242              76,738
Sears Holdings Corp. (a)               1,513              87,361
Target Corp.                          20,071             805,248
                                                   -------------
                                                       1,685,936
                                                   -------------

OFFICE ELECTRONICS 0.1%
Xerox Corp.                           23,198             186,048
                                                   -------------


OIL, GAS & CONSUMABLE FUELS 10.3%
Anadarko Petroleum Corp.              12,460             439,838
Apache Corp.                           8,895             732,325
Cabot Oil & Gas Corp.                  2,749              77,164
Chesapeake Energy Corp.               13,863             304,570
V  Chevron Corp.                      54,492           4,065,103
ConocoPhillips                        40,311           2,096,978
CONSOL Energy, Inc.                    4,872             152,932
Devon Energy Corp.                    11,750             950,105
El Paso Corp.                         18,650             180,905
EOG Resources, Inc.                    6,617             535,448
V  ExxonMobil Corp.                  137,764          10,211,068
Hess Corp.                             7,528             453,261
Marathon Oil Corp.                    18,765             546,062
Massey Energy Co.                      2,249              51,929
Murphy Oil Corp.                       5,065             256,492
Noble Energy, Inc.                     4,593             238,009
Occidental Petroleum
  Corp.                               21,731           1,206,940
Peabody Energy Corp.                   7,233             249,611
Pioneer Natural Resources
  Co.                                  3,174              88,332
Range Resources Corp.                  4,125             174,158
Southwestern Energy Co.
  (a)                                  9,128             325,139
Spectra Energy Corp.                  16,353             316,103
Sunoco, Inc.                           3,108              94,794
Tesoro Corp.                           3,668              35,470
Valero Energy Corp.                   13,914             286,350
Williams Cos., Inc.                   15,327             321,407
XTO Energy, Inc.                      14,610             525,230
                                                   -------------
                                                      24,915,723
                                                   -------------

PAPER & FOREST PRODUCTS 0.2%
International Paper Co.               11,371             195,809
MeadWestvaco Corp.                     4,543              63,738
Weyerhaeuser Co.                       5,619             214,758
                                                   -------------
                                                         474,305
                                                   -------------

PERSONAL PRODUCTS 0.2%
Avon Products, Inc.                   11,322             281,125
Estee Lauder Cos., Inc.
  (The) Class A                        3,054             110,066
                                                   -------------
                                                         391,191
                                                   -------------

PHARMACEUTICALS 6.8%
Abbott Laboratories                   40,887           2,254,918
Allergan, Inc.                         8,179             324,461
Barr Pharmaceuticals,
  Inc. (a)                             2,895             186,033
Bristol-Myers Squibb Co.              52,651           1,081,978
Eli Lilly & Co.                       26,610             899,950
Forest Laboratories, Inc.
  (a)                                  8,108             188,349
V  Johnson & Johnson                  74,120           4,546,521
King Pharmaceuticals,
  Inc. (a)                             6,556              57,627
Merck & Co., Inc.                     56,982           1,763,593
Mylan, Inc. (a)                        8,098              69,400
Pfizer, Inc.                         178,796           3,166,477
Schering-Plough Corp.                 43,235             626,475
Watson Pharmaceuticals,
  Inc. (a)                             2,778              72,700
Wyeth                                 35,465           1,141,264
                                                   -------------
                                                      16,379,746
                                                   -------------

PROFESSIONAL SERVICES 0.1%
Equifax, Inc.                          3,411              88,959
Monster Worldwide, Inc.
  (a)                                  3,297              46,949
Robert Half
  International, Inc.                  4,147              78,254
                                                   -------------
                                                         214,162
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 1.0%
Apartment Investment &
  Management Co. Class A               2,277              33,312
AvalonBay Communities,
  Inc.                                 2,049             145,520
Boston Properties, Inc.                3,187             225,895
Developers Diversified
  Realty Corp.                         3,199              42,131
Equity Residential                     7,206             251,706
General Growth
  Properties, Inc.                     6,052              25,055
HCP, Inc.                              6,693             200,321
Host Hotels & Resorts,
  Inc.                                13,816             142,857
Kimco Realty Corp.                     6,039             136,361
Plum Creek Timber Co.,
  Inc.                                 4,551             169,661
ProLogis                               6,981              97,734
Public Storage                         3,331             271,476


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 15


                                      SHARES               VALUE
COMMON STOCKS (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Simon Property Group,
  Inc.                                 5,985       $     401,175
Vornado Realty Trust                   3,643             257,014
                                                   -------------
                                                       2,400,218
                                                   -------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.0%++
CB Richard Ellis Group,
  Inc. Class A (a)                     4,575              32,070
Forestar Real Estate
  Group, Inc. (a)                          1                   9
                                                   -------------
                                                          32,079
                                                   -------------

ROAD & RAIL 1.1%
Burlington Northern Santa
  Fe Corp.                             7,511             668,930
CSX Corp.                             10,842             495,696
Norfolk Southern Corp.                 9,979             598,141
Ryder System, Inc.                     1,501              59,470
Union Pacific Corp.                   13,542             904,199
                                                   -------------
                                                       2,726,436
                                                   -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.1%
Advanced Micro Devices,
  Inc. (a)                            16,149              56,522
Altera Corp.                           8,001             138,817
Analog Devices, Inc.                   7,725             165,006
Applied Materials, Inc.               35,684             460,680
Broadcom Corp. Class A
  (a)                                 11,738             200,485
Intel Corp.                          149,116           2,385,856
KLA-Tencor Corp.                       4,607             107,113
Linear Technology Corp.                5,892             133,631
LSI Corp. (a)                         17,118              65,904
MEMC Electronic
  Materials, Inc. (a)                  6,008             110,427
Microchip Technology,
  Inc.                                 4,897             120,613
Micron Technology, Inc.
  (a)                                 20,241              95,335
National Semiconductor
  Corp.                                5,185              68,287
Novellus Systems, Inc.
  (a)                                  2,637              41,665
NVIDIA Corp. (a)                      14,803             129,674
Teradyne, Inc. (a)                     4,491              22,904
Texas Instruments, Inc.               34,865             681,959
Xilinx, Inc.                           7,353             135,442
                                                   -------------
                                                       5,120,320
                                                   -------------

SOFTWARE 3.5%
Adobe Systems, Inc. (a)               14,108             375,837
Autodesk, Inc. (a)                     5,983             127,498
BMC Software, Inc. (a)                 5,054             130,494
CA, Inc.                              10,476             186,473
Citrix Systems, Inc. (a)               4,851             125,010
Compuware Corp. (a)                    6,779              43,250
Electronic Arts, Inc. (a)              8,480             193,174
Intuit, Inc. (a)                       8,538             213,962
V  Microsoft Corp.                   208,265           4,650,558
Novell, Inc. (a)                       9,183              42,793
Oracle Corp. (a)                     104,217           1,906,129
Salesforce.com, Inc. (a)               2,768              85,697
Symantec Corp. (a)                    22,317             280,748
                                                   -------------
                                                       8,361,623
                                                   -------------

SPECIALTY RETAIL 1.6%
Abercrombie & Fitch Co.
  Class A                              2,315              67,042
AutoNation, Inc. (a)                   2,866              19,690
AutoZone, Inc. (a)                     1,111             141,419
Bed Bath & Beyond, Inc.
  (a)                                  6,926             178,483
Best Buy Co., Inc.                     8,984             240,861
GameStop Corp. Class A
  (a)                                  4,345             119,010
Gap, Inc. (The)                       12,488             161,595
Home Depot, Inc. (The)                45,173           1,065,631
Limited Brands, Inc.                   7,590              90,928
Lowe's Cos., Inc.                     38,982             845,909
Office Depot, Inc. (a)                 7,314              26,330
RadioShack Corp.                       3,488              44,158
Sherwin-Williams Co.
  (The)                                2,624             149,332
Staples, Inc.                         18,911             367,441
Tiffany & Co.                          3,298              90,530
TJX Cos., Inc.                        11,155             298,508
                                                   -------------
                                                       3,906,867
                                                   -------------

TEXTILES, APPAREL & LUXURY GOODS 0.4%
Coach, Inc. (a)                        8,960             184,576
Jones Apparel Group, Inc.              2,219              24,653
Liz Claiborne, Inc.                    2,521              20,546
NIKE, Inc. Class B                    10,435             601,369
Polo Ralph Lauren Corp.                1,512              71,321
VF Corp.                               2,317             127,667
                                                   -------------
                                                       1,030,132
                                                   -------------

THRIFTS & MORTGAGE FINANCE 0.1%
Guaranty Financial Group,
  Inc. (a)                                 1                   2
Hudson City Bancorp, Inc.             13,822             259,992
MGIC Investment Corp.                  2,963              11,496
Sovereign Bancorp, Inc.               14,454              41,917
                                                   -------------
                                                         313,407
                                                   -------------

TOBACCO 1.7%
Altria Group, Inc.                    54,782           1,051,267
Lorillard, Inc. (a)                    4,626             304,668
Philip Morris
  International, Inc.                 54,671           2,376,549
Reynolds American, Inc.                4,521             221,348
UST, Inc.                              3,924             265,223
                                                   -------------
                                                       4,219,055
                                                   -------------

TRADING COMPANIES & DISTRIBUTORS 0.1%
Fastenal Co.                           3,437             138,374
W.W. Grainger, Inc.                    1,723             135,376
                                                   -------------
                                                         273,750
                                                   -------------




16    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                      SHARES               VALUE
WIRELESS TELECOMMUNICATION SERVICES 0.2%
American Tower Corp.
  Class A (a)                         10,478       $     338,544
Sprint Nextel Corp.                   75,912             237,605
                                                   -------------
                                                         576,149
                                                   -------------
Total Common Stocks
  (Cost $161,046,881)                                225,561,226
                                                   -------------



                                   Principal
                                      Amount

SHORT-TERM INVESTMENTS 6.9%
----------------------------------------------------------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and
  Trust Co. 0.10%, dated
  10/31/08
  due 11/3/08
  Proceeds at Maturity
  $57,083
  (Collateralized by a
  Federal
  National Mortgage
  Association Security
  with a rate of 4.875%
  and a maturity date of
  4/15/09, with a
  Principal Amount of
  $60,000 and a Market
  Value of $60,674)              $    57,082              57,082
                                                   -------------
Total Repurchase
  Agreement
  (Cost $57,082)                                          57,082
                                                   -------------

U.S. GOVERNMENT 6.9%
United States Treasury
  Bills
  0.357%, due 1/8/09 (c)          15,500,000          15,489,537
  0.482%, due 1/29/09
  (b)(c)                           1,200,000           1,198,739
                                                   -------------
Total U.S. Government
  (Cost $16,677,681)                                  16,688,276
                                                   -------------


Total Short-Term
  Investments
  (Cost $16,734,763)                                  16,745,358
                                                   -------------
Total Investments
  (Cost $177,781,644) (e)              100.1%        242,306,584

Liabilities in Excess of
  Cash and Other Assets                 (0.1)           (304,256)
                                       -----        ------------
Net Assets                             100.0%      $ 242,002,328
                                       =====        ============



                                   CONTRACTS          UNREALIZED
                                        LONG    DEPRECIATION (D)

FUTURES CONTRACTS (1.0%)
----------------------------------------------------------------

Standard & Poor's 500
  Index
  Mini December 2008                     344       $  (2,516,832)
                                                   -------------
Total Futures Contracts
  (Settlement Value
  $16,637,560)                                     $  (2,516,832)
                                                   =============






++   Less than one-tenth of a percent.
+++  On a daily basis NYLIM confirms that the
     value of the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
(a)  Non-income producing security.
(b)  Represents a security which is
     segregated, or partially segregated as
     collateral for futures contracts.
(c)  Interest rate presented is yield to
     maturity.
(d)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at October 31,
     2008.
(e)  At October 31, 2008, cost is $183,684,823
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 87,700,554
Gross unrealized depreciation       (29,078,793)
                                   ------------
Net unrealized appreciation        $ 58,621,761
                                   ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 17

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $177,781,644)     $242,306,584
Receivables:
  Dividends and interest                  346,720
  Variation margin on futures
     contracts                             98,059
  Investment securities sold                  684
Other assets                               13,789
                                     ------------
     Total assets                     242,765,836
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                    214,418
  Investment securities purchased         197,610
  Shareholder communication               123,258
  Transfer agent (See Note 3)             107,098
  NYLIFE Distributors (See Note 3)         51,991
  Professional fees                        43,965
  Custodian                                19,331
  Trustees                                    966
  Manager (See Note 3)                        353
Accrued expenses                            4,518
                                     ------------
     Total liabilities                    763,508
                                     ------------
Net assets                           $242,002,328
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized:                 $     71,025
Additional paid-in capital            213,829,243
                                     ------------
                                      213,900,268
Accumulated undistributed net
  investment income                     5,949,924
Accumulated net realized loss on
  investments and futures
  transactions                        (39,855,972)
Net unrealized appreciation on
  investments and futures contracts    62,008,108
                                     ------------
Net assets applicable to
  outstanding shares                 $242,002,328
                                     ============
Shares of beneficial interest
  outstanding                           6,905,514
                                     ============
Net asset value per share
  outstanding (a)                    $      35.04
Maximum sales charge (3.00% of
  offering price) (a)                        1.08
                                     ------------
Maximum offering price per share
  outstanding (a)                    $      36.12
                                     ============




(a) Adjusted to reflect the cumulative effects of the reverse stock split in each period, as well as the reverse stock split on December 11, 2008. (See
    Note 2(C).)



18    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $   7,610,503
  Interest                                 472,642
  Income from securities
     loaned--net                           125,727
                                     -------------
     Total income                        8,208,872
                                     -------------
EXPENSES:
  Manager (See Note 3)                     918,844
  Distribution/Service (See Note 3)        904,641
  Transfer agent (See Note 3)              660,953
  Shareholder communication                149,170
  Professional fees                         78,950
  Recordkeeping (b)                         48,649
  Custodian                                 34,962
  Registration                              21,734
  Trustees                                  12,128
  Miscellaneous                             27,142
                                     -------------
     Total expenses before waiver        2,857,173
  Expense waiver from Manager (See
     Note 3)                              (686,036)
                                     -------------
     Net expenses                        2,171,137
                                     -------------
Net investment income                    6,037,735
                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                 15,664,629
  Futures transactions                  (6,224,662)
                                     -------------
Net realized gain on investments
  and futures transactions               9,439,967
                                     -------------
Net change in unrealized
  appreciation on:
  Security transactions               (161,861,759)
  Futures contracts                     (3,810,812)
                                     -------------
Net change in unrealized
  appreciation on investments and
  futures contracts                   (165,672,571)
                                     -------------
Net realized and unrealized loss on
  investments and futures
  transactions                        (156,232,604)
                                     -------------
Net decrease in net assets
  resulting from operations          $(150,194,869)
                                     =============



(a) Dividends recorded net of foreign withholding taxes in the amount of $208.

(b) Effective August 1, 2008 the pricing and recordkeeping services fee is included in the Manager fee.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 19

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007



                                        2008           2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $   6,037,735   $  7,195,610
 Net realized gain on
  investments and futures
  transactions                     9,439,967     44,708,928
 Net change in unrealized
  appreciation on investments
  and futures contracts         (165,672,571)     9,998,849
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (150,194,869)    61,903,387
                               ----------------------------

Dividends to shareholders:
 From net investment income       (5,990,321)    (7,520,264)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                             193,539        211,552
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends        5,766,090      7,246,847
 Cost of shares redeemed         (66,094,744)   (98,489,517)
                               ----------------------------
    Decrease in net assets
     derived from capital
     share transactions          (60,135,115)   (91,031,118)
                               ----------------------------
    Net decrease in net
     assets                     (216,320,305)   (36,647,995)

NET ASSETS:
Beginning of year                458,322,633    494,970,628
                               ----------------------------
End of year                    $ 242,002,328   $458,322,633
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $   5,949,924   $  5,990,303
                               ============================






20    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                             Year ended October 31,

                            --------------------------------------------------------
                              2008        2007        2006        2005        2004

Net asset value at
  beginning of year (a)     $  55.90    $  49.84    $  43.55    $  40.73    $  37.71
                            --------    --------    --------    --------    --------
Net investment income (a)       0.79 (f)    0.79 (f)    0.76        0.64 (c)    0.29
Net realized and
  unrealized gain (loss)
  on investments (a)          (20.92)       6.04        6.08 (e)    2.62        2.86
                            --------    --------    --------    --------    --------
Total from investment
  operations (a)              (20.13)       6.83        6.84        3.26        3.15
                            --------    --------    --------    --------    --------
Less dividends:
  From net investment
     income (a)                (0.73)      (0.77)      (0.55)      (0.44)      (0.13)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year (a)                  $  35.04    $  55.90    $  49.84    $  43.55    $  40.73
                            ========    ========    ========    ========    ========
Total investment return
  (b)(g)                      (36.44%)     13.83%      15.85%(d)(e) 7.97%       8.42%
Ratios (to average net assets)/Supplemental Data:
  Net investment income         1.67%       1.51%       1.45%       1.40%(c)    0.73%
  Net expenses                  0.60%       0.60%       0.64%       0.74%       0.96%
  Expenses (before
     waiver/reimbursement)      0.79%       0.74%       0.79%(d)    1.03%       1.02%
Portfolio turnover rate            4%          5%          5%          6%          3%
Net assets at end of year
  (in 000's)                $242,002    $458,323    $494,971    $550,307    $607,542




(a)  Adjusted to reflect cumulative effects of the reverse stock split in each period, as well as the reverse stock split on December 11, 2008.  (See Note 2
     (C) on page 22.)
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions.
(c)  Net investment income and the ratio of net investment income includes $0.12 per share and 0.29%, respectively as a result of a special one time dividend from Microsoft Corp.
(d)  Includes nonrecurring reimbursements from the Manager for professional fees costs. The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was $0.04 per share on net realized gains on investments and the effect on total investment return was 0.12%, respectively.
(f)  Per share data based on average shares outstanding during the period.
(g)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Equity Index Fund (the "Fund"). The Board of Trustees of the Trust approved the closure of the Fund to new investors and new share purchases effective January 1, 2002. Existing shareholders are permitted to reinvest dividends only and NYLIFE LLC will continue to honor the unconditional guarantee associated with the Fund. (See Note 9.)

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of publicly traded common stocks represented by the S&P 500((R) Index. When formed, the Fund was sub-classified as a "non-diversified" fund, which meant that it could invest a greater percentage of its assets than other funds in a particular issuer. However, due to the Fund's principal investment strategy and investment process, it has historically operated as a "diversified" fund. Therefore, the Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined


22    MainStay Equity Index Fund
in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

The Fund declared a dividend of $0.8554 per share which was paid on December 11, 2008, and also underwent a reverse share split on that day. The reverse share split rate was 0.97227 per share outstanding calculated on fund shares outstanding immediately after reinvestment of dividends.

Certain amounts in the Financial Highlights and Notes to Financial Statements (See Note 9) have been adjusted to reflect the cumulative effects of this reverse stock split and those that occurred in each of the years presented.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.


                                                   mainstayinvestments.com    23

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.25% on assets up to $1.0 billion, 0.225% on assets from $1.0 billion to $3.0 billion and 0.20% on assets in excess of $3.0 billion. The Manager has also contractually agreed to waive its management fee to 0.19% on assets up to $1.0 billion, to 0.165% on assets from $1.0 billion to $3.0 billion and to 0.14% on assets in excess of $3.0 billion.

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million.

In addition, NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.60% of the average daily net assets of the Fund. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $918,844 and waived expenses in the amount of $686,036, of which $468,922 is subject to recoupment.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

           OCTOBER 31,

   2009        2010        2011         TOTAL
 $420,903    $403,088    $468,922    $1,292,913
-----------------------------------------------



The Fund had $209,184 of waived fees for which the recoupment period expired during the year ended October 31, 2008.

Effective August 1, 2008, the fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $48,649 for the period November 1, 2007 to July 31, 2008.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the


24    MainStay Equity Index Fund

Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund, for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $660,953.

(D) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(E) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $12,863.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

                 ACCUMULATED          OTHER         UNREALIZED         TOTAL
 ORDINARY     CAPITAL AND OTHER     TEMPORARY      APPRECIATION     ACCUMULATED
  INCOME         GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
$5,949,924       $(36,469,625)         $--          $58,621,761     $28,102,060




The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sales deferrals, mark to market on futures contracts and return of capital adjustments.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized gain on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2008 are not affected.

   ACCUMULATED            ACCUMULATED
UNDISTRIBUTED NET      UNDISTRIBUTED NET     ADDITIONAL
INVESTMENT INCOME    REALIZED GAIN (LOSS)      PAID-IN
      (LOSS)            ON INVESTMENTS         CAPITAL
     $(87,793)              $74,011            $13,782




The reclassifications for the Fund are primarily due to real estate investment trust distributions and prior year adjustments.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $36,469,625 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS      AMOUNTS
AVAILABLE THROUGH    (000'S)
       2010          $ 3,978
       2011           29,198
       2012            3,294


                     $36,470
----------------------------


The Fund utilized $5,224,185 of capital loss carryforwards during the year ended October 31, 2008.

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                     2008         2007
Distribution paid from:
  Ordinary Income              $5,990,321   $7,520,264
------------------------------------------------------





                                                   mainstayinvestments.com    25

NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were $14,723 and $62,806, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

                                          SHARES                 AMOUNT
Year ended October 31,
  2008:
Shares sold                           4,326 (a)        $    193,539
Shares issued to
  shareholders in
  reinvestment of
  dividends                         110,207 (a)           5,766,090
Shares redeemed                  (1,408,730)(a)         (66,094,744)
                            -------------------------------------------
Net decrease                     (1,294,197)           $(60,135,115)
                            ===========================================
Year ended October 31,
  2007:
Shares sold                           7,072 (a)        $    211,552
Shares issued to
  shareholders in
  reinvestment of
  dividends                         145,603 (a)           7,246,847
Shares redeemed                  (1,882,736)(a)         (98,489,517)
                            -------------------------------------------
Net decrease                     (1,730,061)           $(91,031,118)
                            ===========================================



(a) Adjusted to reflect cumulative effects of the reverse stock split in the period, as well as the reverse stock split on December 11, 2008. (See Note 2
    (C).)

NOTE 9--GUARANTEE:

NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase (the "Guarantee Date"), the net asset value ("NAV") of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each such Guaranteed share outstanding and held by shareholders as of share and the net asset value of each such of the close of business on the Guarantee Date. For the services that NYLIM and its affiliates provide to the Fund, they receive the fees described in the prospectus (see Note
3). Neither NYLIM nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee. During the year ended October 31, 2008, NYLIFE made payments totaling $150,769 related to the Guarantee.

NOTE 10--OTHER MATTERS:

In 2004, the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter. Management does not expect a material impact on the Fund as a result of the resolution of this matter.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements, As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.



26    MainStay Equity Index Fund

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 12--SUBSEQUENT EVENT:

As of January 1, 2009, the portfolio managers who manage the day-to-day investment operations of the Fund will transition from a division within NYLIM, currently referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly-owned subsidiary of NYLIM Holdings LLC. The new legal entity will be named Madison Square Investors LLC ("MSI"). The creation of MSI is not expected to impact the portfolio management team or investment strategy of the Fund. The Board approved the appointment of MSI as a subadvisor to the Fund at a meeting on September 25, 2008. The Board also approved a new Subadvisory Agreement between NYLIM and MSI. There will be no change in the management fees paid by the Fund as a result of this transition.


                                                   mainstayinvestments.com    27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Equity Index Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Equity Index Fund of The MainStay Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008



28    MainStay Equity Index Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay Equity Index Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management Agreement (the "Agreement") for the Fund for one year.

In reaching its decision to approve the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to approve the Agreement for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment and for implementing Board directives as they relate to the Fund. The Board also considered concerns expressed by the staff of the U.S. Securities and Exchange Commission about certain actions by NYLIM with respect to the Fund, and NYLIM's responses to those concerns. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed

                                                   mainstayinvestments.com    29
principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board primarily considered the Fund's investment performance against the S&P 500 Index, the benchmark index it is designed to track.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio manager and the Board that occurred at meetings from time to time throughout the year and in previous years. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted


30    MainStay Equity Index Fund
that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fee and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreement for one year.



                                                   mainstayinvestments.com    31

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2008, the Fund designates approximately $6,688,004 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 3.1% to arrive at the amount eligible for qualified interest income and 100.0% for the corporate dividends received deduction.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



32    MainStay Equity Index Fund

TRUSTEES AND OFFICERS

The Trustees oversee the Fund and the Manager. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST AND                                    COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Trustee since   Managers and President and                   since September 2008 (3
9/24/60    September       Chief Executive Officer                      funds); Director, Eclipse
           2008            (since April 2008) of New                    Funds Inc. since September
                           York Life Investment                         2008, (22 funds); Director,
                           Management LLC and New York                  ICAP Funds, Inc., since
                           Life Investment Management                   September 2008 (4 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                   mainstayinvestments.com    33

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H.         Trustee since   Capital Management;                         since 2007 (3 funds);
NOLAN,     2007            President--Shields/Alli-                    Director, Eclipse Funds
JR.                        ance, Alliance Capital                      Inc. since 2007 (22
11/16/46                   Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)

-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------






34    MainStay Equity Index Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           Expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios); since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    35

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------






36    MainStay Equity Index Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

-------------------------------------------------------
 Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO14521         (RECYCLE LOGO)            MS308-08           MSEI11-12/08
                                                                          06

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 GOVERNMENT FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 GOVERNMENT FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            27
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  28
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             32
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        32
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       32
---------------------------------------------

TRUSTEES AND OFFICERS                      33

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         (1.68%)   2.26%    3.68%
Excluding sales charges     2.96     3.20     4.16




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         (1.52%)   2.29%    3.70%
Excluding sales charges     3.12     3.24     4.17




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         (2.55%)   2.14%    3.40%
Excluding sales charges     2.41     2.49     3.40




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)


1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE     TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
-------------------------------------------------
With sales charges         1.29%    2.47%    3.39%
Excluding sales charges    2.28     2.47     3.39




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL            ONE     FIVE     TEN
TOTAL RETURNS    YEAR    YEARS    YEARS
---------------------------------------
                 3.68%    3.75%    4.54%




                                                            (PERFORMANCE GRAPH)




 BENCHMARK PERFORMANCE                             ONE     FIVE     TEN
                                                  YEAR    YEARS    YEARS
------------------------------------------------------------------------------
Barclays Capital Government Bond Index(4)         6.82%    4.59%    5.34%
Average Lipper general U.S. government fund(5)    1.55     2.85     4.01



2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. Barclays Capital has recently completed its acquisition of Lehman Brothers' North American Investment Banking and Capital Markets businesses, and as part of the transaction has changed the name of the index from "Lehman Brothers(R)" to "Barclays Capital." The Barclays Capital Government Bond Index is an unmanaged index that consists of all publicly issued, nonconvertible debt of U.S. government agencies and quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.
   Results assume reinvestment of all income and capital gains. The Barclays Capital Government Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Government Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GOVERNMENT FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
                                 5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS                 $1,000.00        $990.20         $5.35          $1,019.80         $5.43
--------------------------------------------------------------------------------------------------------

CLASS A                        $1,000.00        $992.00         $4.66          $1,020.50         $4.72
--------------------------------------------------------------------------------------------------------

CLASS B                        $1,000.00        $987.60         $9.09          $1,016.00         $9.22
--------------------------------------------------------------------------------------------------------

CLASS C                        $1,000.00        $986.40         $9.09          $1,016.00         $9.22
--------------------------------------------------------------------------------------------------------

CLASS I                        $1,000.00        $993.50         $2.00          $1,023.10         $2.03
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.07% for Investor Class, 0.93% for Class A, 1.82% for Class B and Class C and 0.40% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2008

                        (PORTFOLIO COMPOSITION PIE CHART)


See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  United States Treasury Note, 4.75%, due
        8/15/17
    2.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 4.50%, due 7/1/18
    3.  United States Treasury Note, 4.50%, due
        11/15/15
    4.  Federal Home Loan Mortgage Corporation,
        5.20%, due 3/5/19
    5.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 5.50%, due 6/1/33
    6.  Overseas Private Investment Corporation,
        5.142%, due 12/15/23
    7.  United States Treasury Note, 4.75%, due
        5/31/12
    8.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 5.00%, due 1/1/36
    9.  United States Treasury Bond, 8.75%, due
        8/15/20
   10.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 4.50%, due 11/1/18







8    MainStay Government Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JOSEPH PORTERA AND GARY GOODENOUGH OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY GOVERNMENT FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Government Fund returned 2.96% for Investor Class shares,(1) 3.12% for Class A shares, 2.41% for Class B shares and 2.28% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned 3.68%. All share classes outperformed the 1.55% return of the average Lipper(2) general U.S. government fund for the 12-month reporting period. All share classes underperformed the 6.82% return of the Barclays Capital Government Bond Index,(3) the Fund's broad-based securitiesmarket index, for the 12 months ended October 31, 2008. See pages 5 and 6 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, HOW WAS THE FUND POSITIONED RELATIVE TO ITS PEERS?

As credit channels became impaired and capital constraints forced many traditional large-scale buyers to the sidelines, we recognized that spreads(4) were likely to widen for securities that typically provide higher yields than comparable U.S. Treasury issues. Accordingly, we became increasingly cautious on spread product (or non-Treasury securities), and we established a more defensive portfolio posture by raising the Fund's allocation to Treasury securities. We also reduced the Fund's exposure to debentures and mortgage-backed securities issued by government housing enterprises and pared back exposure to segments of the fixed-income market that were less liquid, such as commercial mortgage-backed securities. These trades benefited the Fund's performance, helping it to outperform the median Lipper peer fund during the 12-month reporting period.

The Fund's interest-rate positioning generated mixed results during the reporting period. We anticipated that the turmoil in the financial markets would drive Treasury yields lower in the second half of the reporting period, and the Fund benefited by keeping its duration(5) longer than that of the median Lipper peer fund. However, we did not fully participate in the yield-curve steepening because our sector positioning tended to give the Fund a bias toward a flattening yield curve.

HOW DID YOU SEEK TO ENHANCE THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

In the low interest-rate environment that characterized the reporting period, we looked to improve the Fund's total return by identifying opportunities to add incremental yield without incurring excessive risk exposure. We utilized five primary strategies.

First, we favored agency residential mortgage-backed securities over comparable-duration agency debentures. While these two segments of the market have similar liquidity, we felt that mortgage-backed securities offered better yield to compensate for their cash-flow variability. Using advanced analytics, we selectively purchased mortgage-backed securities that we believed would benefit the Fund.

Second, we maintained a sizable exposure to callable agency debentures with 7- to 10-year maturities and first call dates within one to two years. The callable securities offered significantly higher yields than comparable-duration noncallable agencies to compensate for the uncertainty of the callable bonds' cash-flow stream. By focusing on bonds with a high likelihood of being called at the first opportunity, we sought to capture the majority of the securities' yield advantage.

Third, we increased the Fund's exposure to higher-coupon residential mortgage-backed securities. These

Investments in the Fund are not guaranteed, even though the principal or income of some of the Fund's investments is guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Barclays Capital Government Bond Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

                                                    mainstayinvestments.com    9
bonds generally benefit from falling mortgage prepayment rates because they earn more coupon income when their principal balance is not declining rapidly.

Fourth, during the first and second quarters of 2008, market dislocations caused us to seek to capitalize on opportunities in the municipal auction-rate securities market, a sector where value has traditionally not been compelling. We took advantage of upheaval and gridlock in this portion of the market to purchase short-dated highly rated securities at what we believed to be very attractive yields.

Fifth, we maintained a modest allocation to shorter-duration asset-backed securities relative to the Barclays Capital Government Bond Index.

Of these strategies, the first four were successful. While the fifth did add incremental yield to the Fund, the yield advantage was more than offset by the wider spreads that negatively affected most non-agency fixed-income securities during the 12-month reporting period.

WHAT OTHER STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD, AND HOW DID THEY AFFECT FUND PERFORMANCE?

After the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship, we unwound some of our earlier trades and reallocated those assets from Treasurys to agency debentures and mortgage pass-throughs. We did this to take advantage of the moderating credit risk of agency-related securities. Our agency-debenture trade helped the Fund's performance, but the mortgage-pass-through trade has yet to be rewarded. In the latter case, a sluggish response to the Treasury's new initiatives to lower primary mortgage rates have not gained sufficient traction to benefit the Fund's overweight position relative to the Barclays Capital Government Bond Index in mortgage pass-through securities The Fund also benefited from modest portfolio turnover during the 12-month reporting period, which helped keep transaction costs low.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Government Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2008



                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS 92.5%+
ASSET-BACKED SECURITIES 2.7%
----------------------------------------------------------------

CONSUMER LOANS 0.6%
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                $ 2,275,000   $   1,927,156
                                                   -------------


CREDIT CARDS 0.4%
Chase Issuance Trust
  Series 2006-C4, Class C4
  4.85%, due 1/15/14 (a)               1,000,000         753,590
Citibank Credit Card Issuance
  Trust Series 2006-C4, Class
  C4
  4.33%, due 1/9/12 (a)                  615,000         550,984
                                                   -------------
                                                       1,304,574
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 1.0%
Massachusetts RRB Special
  Purpose Trust
  Series 2001-1, Class A
  6.53%, due 6/1/15                    3,247,313       3,313,033
                                                   -------------


HOME EQUITY 0.7%
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (b)                950,000         921,962
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)              1,190,000       1,157,294
                                                   -------------
                                                       2,079,256
                                                   -------------
Total Asset-Backed Securities
  (Cost $9,273,009)                                    8,624,019
                                                   -------------


CORPORATE BONDS 1.2%
----------------------------------------------------------------

INSURANCE 0.4%
Fund American Cos., Inc.
  5.875%, due 5/15/13                  1,480,000       1,112,086
                                                   -------------



MEDIA 0.8%
TCI Communications, Inc.
  8.75%, due 8/1/15                    2,795,000       2,631,850
                                                   -------------

Total Corporate Bonds
  (Cost $4,742,279)                                    3,743,936
                                                   -------------


MORTGAGE-BACKED SECURITIES 1.3%
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.1%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                 2,060,000       1,936,481
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (c)               620,000         420,331
GS Mortgage Securities Corp.
  II
  Series 2001-ROCK, Class A1
  6.22%, due 5/3/18 (c)                1,035,171       1,056,428
                                                   -------------
                                                       3,413,240
                                                   -------------

RESIDENTIAL MORTGAGE
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.2%
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-AR6, Class 1A1
  6.06%, due 8/25/36                   1,071,789         815,453
                                                   -------------

Total Mortgage-Backed
  Securities
  (Cost $4,849,567)                                    4,228,693
                                                   -------------


MUNICIPAL BOND 0.5%
----------------------------------------------------------------

TEXAS 0.5%
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)               1,720,000       1,702,232
                                                   -------------

Total Municipal Bond
  (Cost $1,720,911)                                    1,702,232
                                                   -------------


U.S. GOVERNMENT & FEDERAL AGENCIES 86.8%
----------------------------------------------------------------

FANNIE MAE
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.6%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                   1,750,491       1,776,897
                                                   -------------


FANNIE MAE GRANTOR TRUST
  (COLLATERALIZED MORTGAGE OBLIGATION) 1.2%
  Series 2003-T1, Class B
  4.491%, due 11/25/12                 3,865,000       3,845,525
                                                   -------------



 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL
                                          AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

FANNIE MAE STRIP
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 0.2%
  Series 360, Class 2, IO
  5.00%, due 8/1/35 (d)              $ 2,336,410   $     541,338
  Series 361, Class 2, IO
  6.00%, due 10/1/35 (d)                 410,202          95,902
                                                   -------------
                                                         637,240
                                                   -------------

FEDERAL HOME LOAN BANK 5.6%
  4.50%, due 2/20/15                   5,100,000       4,947,796
  5.00%, due 11/17/17                  2,825,000       2,758,658
  5.125%, due 8/14/13                  5,140,000       5,304,644
  5.50%, due 7/15/36                   5,400,000       5,220,796
                                                   -------------
                                                      18,231,894
                                                   -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION 3.5%
  4.75%, due 11/17/15                  1,615,000       1,610,317
V    5.20%, due 3/5/19                 9,975,000       9,608,957
                                                   -------------
                                                      11,219,274
                                                   -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 10.0%
  3.00%, due 8/1/10                    3,758,864       3,713,783
  4.291%, due 3/1/35 (a)                 143,319         142,943
  5.00%, due 1/1/20                    1,149,065       1,127,594
  5.00%, due 6/1/33                    5,006,482       4,743,712
  5.00%, due 8/1/33                    3,612,480       3,426,738
  5.00%, due 5/1/36                    4,750,236       4,498,573
  5.028%, due 6/1/35 (a)               2,337,262       2,342,508
  5.50%, due 1/1/21                    2,656,462       2,649,621
  5.50%, due 11/1/35                   1,940,537       1,894,733
  5.50%, due 1/1/36                    6,347,743       6,197,910
  5.50%, due 11/1/36                     754,192         736,037
  5.654%, due 2/1/37 (a)                 415,176         421,090
  6.50%, due 4/1/37                      684,227         693,891
                                                   -------------
                                                      32,589,133
                                                   -------------


FEDERAL HOUSING ADMINISTRATION 0.5%
Mortgage Equity Conversion
  Asset Trust Series 2007-
  FF2, Class A
  2.80%, due 2/25/42
  (a)(c)(e)(f)                         1,648,853       1,574,654
                                                   -------------


FEDERAL NATIONAL MORTGAGE ASSOCIATION 0.9%
  4.625%, due 5/1/13                   2,990,000       2,893,752
                                                   -------------


FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 33.8%
  4.378%, due 4/1/34 (a)               1,302,399       1,306,958
V    4.50%, due 7/1/18                12,515,516      12,027,438
V    4.50%, due 11/1/18                7,800,650       7,496,442
  4.72%, due 11/1/34 (a)                 531,117         538,323
  5.00%, due 9/1/17                    4,472,004       4,412,201
  5.00%, due 9/1/20                      695,633         681,548
V    5.00%, due 1/1/36                 8,502,925       8,063,075
  5.00%, due 2/1/36                    1,991,622       1,888,597
  5.00%, due 6/1/36                      685,913         650,110
  5.00%, due 9/1/36                    1,330,935       1,262,087
  5.50%, due 1/1/17                      341,984         343,347
  5.50%, due 2/1/17                    7,123,556       7,156,768
  5.50%, due 6/1/19                    2,347,955       2,349,979
  5.50%, due 11/1/19                   2,515,160       2,517,328
  5.50%, due 4/1/21                    5,513,210       5,507,625
V    5.50%, due 6/1/33                 9,662,499       9,462,707
  5.50%, due 11/1/33                   4,255,029       4,167,047
  5.50%, due 12/1/33                   4,826,876       4,727,070
  5.50%, due 6/1/34                    1,724,817       1,688,075
  5.50%, due 12/1/34                   1,014,103         992,500
  5.50%, due 3/1/35                    3,689,544       3,610,949
  5.50%, due 7/1/37                      954,460         933,030
  6.00%, due 12/1/16                     630,404         637,842
  6.00%, due 11/1/32                   2,167,284       2,176,653
  6.00%, due 1/1/33                    1,602,774       1,608,200
  6.00%, due 3/1/33                    1,626,585       1,630,567
  6.00%, due 9/1/34                      464,871         465,573
  6.00%, due 9/1/35                    4,114,779       4,117,831
  6.00%, due 10/1/35                   1,108,467       1,108,756
  6.00%, due 6/1/36                    3,957,800       3,958,213
  6.00%, due 11/1/36                   3,967,926       3,968,339
  6.00%, due 4/1/37                    1,272,608       1,253,452
  6.00%, due 12/1/38 TBA (g)           1,550,000       1,549,031
  6.50%, due 10/1/31                     987,565       1,009,229
  6.50%, due 2/1/37                      898,857         911,643
  6.50%, due 12/1/38 TBA (g)           3,020,000       3,054,917
                                                   -------------
                                                     109,233,450
                                                   -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 2.9%
  6.00%, due 8/15/32                   1,652,143       1,660,527
  6.00%, due 12/15/32                    974,859         978,101
  6.00%, due 12/1/38 TBA (g)           1,975,000       1,975,000
  6.50%, due 8/15/28                     559,552         568,140
  6.50%, due 4/15/31                   1,444,074       1,464,742
  6.50%, due 12/1/38 TBA (g)           2,490,000       2,516,456
                                                   -------------
                                                       9,162,966
                                                   -------------

HVIDE VAN OMMEREN TANKERS LLC 1.6%
  Series I
  7.54%, due 12/14/23 (h)              2,437,000       2,661,301
  Series II
  7.54%, due 12/14/23 (h)              2,442,000       2,666,762
                                                   -------------
                                                       5,328,063
                                                   -------------




12    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

OVERSEAS PRIVATE INVESTMENT CORPORATION 2.6%
V    5.142%, due 12/15/23 (h)        $ 8,100,104   $   8,410,662
                                                   -------------


TENNESSEE VALLEY AUTHORITY 4.0%
  4.65%, due 6/15/35 (h)               5,605,000       4,731,365
  4.75%, due 8/1/13 (h)                4,700,000       4,747,738
  6.25%, due 12/15/17 (h)              2,980,000       3,131,083
                                                   -------------
                                                      12,610,186
                                                   -------------

UNITED STATES TREASURY BONDS 5.2%
  6.25%, due 8/15/23                     515,000         589,595
  6.25%, due 5/15/30                   5,385,000       6,509,119
  6.875%, due 8/15/25                  1,410,000       1,756,221
V    8.75%, due 8/15/20                5,860,000       7,942,591
                                                   -------------
                                                      16,797,526
                                                   -------------

UNITED STATES TREASURY NOTES 14.2%
  2.00%, due 7/15/14 T.I.P.S.
  (i)                                  4,649,720       4,251,588
  3.50%, due 2/15/18                     670,000         651,732
  4.125%, due 8/31/12                  4,475,000       4,812,724
V    4.50%, due 11/15/15              11,340,000      11,996,484
V    4.75%, due 5/31/12                7,650,000       8,358,818
V    4.75%, due 8/15/17               12,650,000      13,389,241
  4.875%, due 8/15/16                  2,510,000       2,674,915
                                                   -------------
                                                      46,135,502
                                                   -------------
Total U.S. Government &
  Federal Agencies
  (Cost $283,960,677)                                280,446,724
                                                   -------------

Total Long-Term Bonds
  (Cost $304,546,443)                                298,745,604
                                                   -------------


SHORT-TERM INVESTMENT 9.7%
----------------------------------------------------------------

REPURCHASE AGREEMENT 9.7%
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $31,382,711 (Collateralized
  by a Federal Home Loan Bank
  Security with a rate of
  2.673% and a maturity date
  of 3/4/09, with a Principal
  Amount of $31,935,000 and a
  Market Value of
  $32,014,838)                        31,382,449      31,382,449
                                                   -------------


Total Short-Term Investment
  (Cost $31,382,449)                                  31,382,449
                                                   -------------

Total Investments
  (Cost $335,928,892) (j)                  102.2%  $ 330,128,053
Liabilities in Excess of
  Cash and Other Assets                     (2.2)     (7,235,058)
                                           -----    ------------
Net Assets                                 100.0%  $ 322,892,995
                                           =====    ============





+++ On a daily basis NYLIM confirms that the value of the Fund's liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a) Floating rate. Rate shown is the rate in effect at October 31, 2008.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market value of the securities at October 31, 2008 is $2,079,256, which represents 0.7%
     of the Fund's net assets.
(c)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Collateralized Mortgage Obligation
     Interest Only Strip--Pays a fixed or
     variable rate of interest based on
     mortgage loans or mortgage pass-through
     securities. The principal amount of the
     underlying pool represents the notional
     amount on which the current interest is
     calculated. The value of these stripped
     securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(e)  Illiquid security.  The total market
     value of this security at October 31,
     2008 is $1,574,654, which represents 0.5%
     of the Fund's net assets.
(f)  Fair valued security. The total market
     value of this security at October 31,
     2008 is $1,574,654, which represents 0.5%
     of the Fund's net assets.
(g)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2008 is $9,095,404, which represents 2.8% of the Fund's net assets.
     All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(h)  United States Government Guaranteed
     Security.
(i)  Treasury Inflation Protected
     Security--Pays a fixed rate of interest
     on a principal amount that is
     continuously adjusted for inflation based on the Consumer Price Index-Urban
     Consumers.
(j)  At October 31, 2008, cost is $335,932,314
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized appreciation    $ 2,086,274
     Gross unrealized depreciation     (7,890,535)
                                      -----------
     Net unrealized depreciation      $(5,804,261)
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $335,928,892)     $330,128,053
Cash                                        5,366
Receivables:
  Interest                              2,664,617
  Fund shares sold                        179,069
Other assets                               37,001
                                     ------------
     Total assets                     333,014,106
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       9,265,695
  Transfer agent (See Note 3)             180,632
  Fund shares redeemed                    175,349
  NYLIFE Distributors (See Note 3)        115,664
  Manager (See Note 3)                     98,126
  Shareholder communication                84,950
  Professional fees                        43,342
  Custodian                                15,129
  Trustees                                    862
Accrued expenses                            4,696
Dividend payable                          136,666
                                     ------------
     Total liabilities                 10,121,111
                                     ------------
Net assets                           $322,892,995
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    396,981
Additional paid-in capital            334,630,215
                                     ------------
                                      335,027,196
Accumulated undistributed net
  investment income                       117,432
Accumulated net realized loss on
  investments                          (6,450,794)
Net unrealized depreciation on
  investments                          (5,800,839)
                                     ------------
Net assets                           $322,892,995
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 61,146,684
                                     ============
Shares of beneficial interest
  outstanding                           7,497,748
                                     ============
Net asset value per share
  outstanding                        $       8.16
Maximum sales charge (4.50% of
  offering price)                            0.38
                                     ------------
Maximum offering price per share
  outstanding                        $       8.54
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $182,621,165
                                     ============
Shares of beneficial interest
  outstanding                          22,463,679
                                     ============
Net asset value per share
  outstanding                        $       8.13
Maximum sales charge (4.50% of
  offering price)                            0.38
                                     ------------
Maximum offering price per share
  outstanding                        $       8.51
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 51,826,228
                                     ============
Shares of beneficial interest
  outstanding                           6,377,309
                                     ============
Net asset value and offering price
  per share outstanding              $       8.13
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 25,967,032
                                     ============
Shares of beneficial interest
  outstanding                           3,196,802
                                     ============
Net asset value and offering price
  per share outstanding              $       8.12
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  1,331,886
                                     ============
Shares of beneficial interest
  outstanding                             162,610
                                     ============
Net asset value and offering price
  per share outstanding              $       8.19
                                     ============






14    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31,2008


INVESTMENT INCOME:
INCOME:
  Interest                            $15,017,548
  Income from securities loaned-net       225,950
                                      -----------
     Total income                      15,243,498
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,853,433
  Transfer agent--Investor Class
     (See Note 3)                         145,085
  Transfer agent--Class A (See Note
     3)                                   665,112
  Transfer agent--Classes B and C
     (See Note 3)                         258,415
  Transfer agent--Class I (See Note
     3)                                       301
  Distribution/Service--Investor
     Class (See Note 3)                    87,361
  Distribution/Service--Class A (See
     Note 3)                              514,257
  Service--Class B (See Note 3)           126,321
  Service--Class C (See Note 3)            38,033
  Distribution--Class B (See Note 3)      378,962
  Distribution--Class C (See Note 3)      114,098
  Shareholder communication                79,608
  Professional fees                        78,998
  Registration                             64,921
  Recordkeeping (a)                        42,847
  Custodian                                15,632
  Trustees                                 10,380
  Miscellaneous                            20,846
                                      -----------
     Total expenses before waiver       4,494,610
  Expense waiver from Manager (See
     Note 3)                             (938,994)
                                      -----------
     Net expenses                       3,555,616
                                      -----------
Net investment income                  11,687,882
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments        1,835,262
Net change in unrealized
  depreciation on investments          (5,735,004)
                                      -----------
Net realized and unrealized loss on
  investments                          (3,899,742)
                                      -----------
Net increase in net assets resulting
  from
  operations                          $ 7,788,140
                                      ===========




(a) Effective August 1, 2008, the pricing and recordkeeping services fee is included in the Manager fee.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $ 11,687,882   $ 11,768,893
 Net realized gain (loss) on
  investments                     1,835,262       (154,751)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 (5,735,004)     1,084,516
                               ---------------------------
 Net increase in net assets
  resulting from operations       7,788,140     12,698,658
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class               (1,344,796)            --
    Class A                      (8,368,824)    (9,996,496)
    Class B                      (1,635,949)    (1,989,403)
    Class C                        (498,514)      (208,063)
    Class I                          (4,768)          (214)
                               ---------------------------
 Total dividends to
  shareholders                  (11,852,851)   (12,194,176)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        119,891,831     28,537,870
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      10,127,792     10,626,144
 Cost of shares redeemed        (88,709,511)   (63,344,702)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                41,310,112    (24,180,688)
                               ---------------------------
    Net increase (decrease)
     in net assets               37,245,401    (23,676,206)

NET ASSETS:
Beginning of year               285,647,594    309,323,800
                               ---------------------------
End of year                    $322,892,995   $285,647,594
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $    117,432   $     63,360
                               ===========================






16    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                            CLASS A
                            --------------    ------------------------------------------------------
                             FEBRUARY 28,
                                2008**
                                THROUGH
                              OCTOBER 31,                     YEAR ENDED OCTOBER 31,

                            ------------------------------------------------------------------------
                                 2008           2008        2007        2006        2005       2004
Net asset value at
  beginning of period           $  8.41       $   8.21    $   8.19    $   8.18    $  8.40    $  8.42
                                -------       --------    --------    --------    -------    -------
Net investment income              0.22 (a)       0.33 (a)    0.34 (a)    0.33 (a)   0.26       0.25
Net realized and
  unrealized gain (loss)
  on investments                  (0.26)         (0.07)       0.03        0.01      (0.21)      0.05
                                -------       --------    --------    --------    -------    -------
Total from investment
  operations                      (0.04)          0.26        0.37        0.34       0.05       0.30
                                -------       --------    --------    --------    -------    -------
Less dividends and
  distributions:
  From net investment
     income                       (0.21)         (0.34)      (0.35)      (0.33)     (0.27)     (0.28)
  Return of capital                  --             --          --          --         --      (0.04)
                                -------       --------    --------    --------    -------    -------
Total dividends and
  distributions                   (0.21)         (0.34)      (0.35)      (0.33)     (0.27)     (0.32)
                                -------       --------    --------    --------    -------    -------
Net asset value at end of
  period                        $  8.16       $   8.13    $   8.21    $   8.19    $  8.18    $  8.40
                                =======       ========    ========    ========    =======    =======
Total investment return
  (b)(f)                          (0.57%)(c)      3.12%       4.67%       4.26%      0.59%      3.60%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            3.89%++        4.00%       4.16%       4.04%      3.09%      2.96%
  Net expenses                     1.07%++        0.97%       1.05%       1.05%      1.05%      1.25%
  Expenses (before
     waiver/reimbursement)         1.38%++        1.28%       1.35%       1.34%      1.34%      1.27%
Portfolio turnover rate              51% (d)        51%(d)      11%         83%(d)    164%(d)    110%
Net assets at end of
  period (in 000's)             $61,147       $182,621    $227,896    $239,392    $76,816    $86,516




                                                CLASS C
                            -----------------------------------------------



                                         YEAR ENDED OCTOBER 31,

                            -----------------------------------------------
                              2008      2007      2006      2005      2004
Net asset value at
  beginning of period       $  8.20    $ 8.18    $ 8.17    $ 8.39    $ 8.40
                            -------    ------    ------    ------    ------
Net investment income          0.26 (a)  0.28 (a)  0.26 (a)  0.20      0.17
Net realized and
  unrealized gain (loss)
  on investments              (0.07)     0.03      0.02     (0.21)     0.07
                            -------    ------    ------    ------    ------
Total from investment
  operations                   0.19      0.31      0.28     (0.01)     0.24
                            -------    ------    ------    ------    ------
Less dividends and
  distributions:
  From net investment
     income                   (0.27)    (0.29)    (0.27)    (0.21)    (0.21)
  Return of capital              --        --        --        --     (0.04)
                            -------    ------    ------    ------    ------
Total dividends and
  distributions               (0.27)    (0.29)    (0.27)    (0.21)    (0.25)
                            -------    ------    ------    ------    ------
Net asset value at end of
  period                    $  8.12    $ 8.20    $ 8.18    $ 8.17    $ 8.39
                            =======    ======    ======    ======    ======
Total investment return
  (b)(f)                       2.28%     3.89%     3.48%    (0.17%)    2.92%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income        3.16%     3.41%     3.29%     2.34%     2.21%
  Net expenses                 1.80%     1.80%     1.80%     1.80%     2.00%
  Expenses (before
     waiver/reimbursement)     2.11%     2.10%     2.09%     2.09%     2.02%
Portfolio turnover rate          51%(d)    11%       83%(d)   164% (d)  110%
Net assets at end of
  period (in 000's)         $25,967    $7,621    $5,684    $7,772    $8,620




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 43%, 32%
     and 31% for the years ended October 31, 2008, October 31, 2006 and October 31,
     2005, respectively.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





18    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                          CLASS B
-------------------------------------------------------------------------------------------



                                   YEAR ENDED OCTOBER 31,

              -----------------------------------------------------------------------------
                2008             2007             2006             2005              2004
              $  8.20          $  8.19          $  8.17          $   8.39          $   8.40
              -------          -------          -------          --------          --------
                 0.26 (a)         0.28 (a)         0.26 (a)          0.20              0.17
                (0.06)            0.02             0.03             (0.21)             0.07
              -------          -------          -------          --------          --------
                 0.20             0.30             0.29             (0.01)             0.24
              -------          -------          -------          --------          --------

                (0.27)           (0.29)           (0.27)            (0.21)            (0.21)
                   --               --               --                --             (0.04)
              -------          -------          -------          --------          --------
                (0.27)           (0.29)           (0.27)            (0.21)            (0.25)
              -------          -------          -------          --------          --------
              $  8.13          $  8.20          $  8.19          $   8.17          $   8.39
              =======          =======          =======          ========          ========
                 2.41%            3.77%            3.60%            (0.17%)            2.92%

                 3.18%            3.41%            3.29%             2.34%             2.21%
                 1.79%            1.80%            1.80%             1.80%             2.00%
                 2.10%            2.10%            2.09%             2.09%             2.02%
                   51%(d)           11%              83%(d)           164% (d)          110%
              $51,826          $50,123          $64,246          $274,566          $333,884




                                         CLASS I
           ------------------------------------------------------------------
                                                                   JANUARY 2,
                                                                     2004**
                                                                    THROUGH
                        YEAR ENDED OCTOBER 31,                    OCTOBER 31,

           ------------------------------------------------------------------
            2008         2007            2006         2005            2004
           $ 8.26       $ 8.24          $ 8.21       $ 8.41          $ 8.44
           ------       ------          ------       ------          ------
             0.35 (a)     0.40 (a)        0.35 (a)     0.37            0.29
            (0.04)        0.02            0.03        (0.28)          (0.04)
           ------       ------          ------       ------          ------
             0.31         0.42            0.38         0.09            0.25
           ------       ------          ------       ------          ------

            (0.38)       (0.40)          (0.35)       (0.29)          (0.28)
               --           --              --           --              --
           ------       ------          ------       ------          ------
            (0.38)       (0.40)          (0.35)       (0.29)          (0.28)
           ------       ------          ------       ------          ------
           $ 8.19       $ 8.26          $ 8.24       $ 8.21          $ 8.41
           ======       ======          ======       ======          ======
             3.68%        5.31%           4.78%        1.08%           2.99%(c)

             4.24%        4.84%           4.52%        3.47%           3.34%++
             0.40%        0.42%           0.57%        0.67%           0.87%++
             0.99%        1.00%           0.86%        0.96%           0.89%++
               51%(d)       11%             83%(d)      164%(d)         110%
           $1,332       $    7          $    1       $   16          $   26




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Government Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. Class I shares commenced on January 2, 2004. Investor Class shares commenced February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund held securities with a value of $1,574,654 that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in


20    MainStay Government Fund
filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The

                                                   mainstayinvestments.com    21
loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement"), between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $1.0 billion and 0.55% on assets in excess of $1.0 billion. NYLIM has contractually agreed to waive its management fee to 0.50% on assets up to $500 million and 0.475% on assets from $500 million to $1.0 billion and to 0.45% on assets in excess of $1.0 billion. This waiver may not be recouped by NYLIM. Prior to August 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of the following:
0.60% on assets up to $500 million and 0.55% on assets in excess of $500 million. NYLIM had also contractually agreed to waive a portion of its management fee by 0.10% to 0.50% on assets up to $1 billion and to 0.45% on assets in excess of $1 billion. This waiver may not be recouped by NYLIM.

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.15%; Class A, 1.05%; Class B, 1.90%; Class C, 1.90%; and Class I, 0.40%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.



22    MainStay Government Fund

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $1,853,433 and waived expenses in the amount of $938,994, of which $632,500 is subject to recoupment.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

             OCTOBER 31,
   2009          2010         2011         TOTAL
 $643,616      $572,938     $632,500    $1,849,054
--------------------------------------------------



The Fund had $302,892 of waived fees for which the recoupment period expired during the year ended October 31, 2008.

Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.05%; Class B, 1.80%; Class C, 1.80%; and Class I, 0.40%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

Effective August 1, 2008, the monthly fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $42,847 for the period November 1, 2007 to July 31, 2008.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $7,819 and $21,681, respectively for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $15, $15,929, $81,451, and $4,520 respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $1,068,913.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.


                                                   mainstayinvestments.com    23

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                             $  185    0.0%++
-------------------------------------------------
Class C                                114    0.0++
-------------------------------------------------
Class I                              1,155    0.1
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $11,058.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

                            ACCUMULATED
                              CAPITAL                  OTHER                 UNREALIZED                TOTAL
                             AND OTHER               TEMPORARY              APPRECIATION            ACCUMULATED
    ORDINARY INCOME         GAIN (LOSS)             DIFFERENCES            (DEPRECIATION)           GAIN (LOSS)
       $267,524             $(6,447,372)             $(150,092)             $(5,804,261)            $(12,134,201)

--------------------------------------------------------------------------------------------------------------------


The difference between book-basis and tax basis unrealized depreciation is primarily due to dividends payable and wash sale deferrals.

The other temporary differences are primarily due to premium amortization accruals and dividends payable.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

  ACCUMU-
  LATED
  UNDIS-
 TRIBUTED
   NET
 INVEST-       ACCUMULATED
   MENT       NET REALIZED      ADDITIONAL
  INCOME     GAIN (LOSS) ON      PAID-IN
  (LOSS)       INVESTMENTS       CAPITAL
 $219,041      $5,091,026      $(5,310,067)

 -----------------------------------------


The reclassifications for the Fund are primarily due to paydowns gain (loss) and expiration of capital loss carryforwards.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $6,447,372 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS      AMOUNTS
AVAILABLE THROUGH    (000'S)
       2012           $3,458
       2014            2,598
       2015              391



                      $6,447
----------------------------


The Fund had $5,310,067 of capital loss carryforwards that expired during the year ended October 31, 2008.

The Fund utilized $1,619,643 of capital loss carryforwards during the year ended October 31, 2008.

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                     2008          2007
Distribution paid from:
  Ordinary Income             $11,852,851   $12,194,176
-------------------------------------------------------



NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with


24    MainStay Government Fund
respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of U.S. Government securities were $152,735 and $139,306, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $19,019 and $11,390, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                  SHARES          AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                   1,279,036     $10,698,391
Shares issued to
  shareholders in
  reinvestment of dividends     148,466       1,229,989
Shares redeemed                (769,140)     (6,412,328)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                    658,362       5,516,052
Shares converted into
  Investor Class (See Note
  1)                          7,195,812      60,814,414
Shares converted from
  Investor Class (See Note
  1)                           (356,426)     (2,981,459)
                              -------------------------
Net increase                  7,497,748   $  63,349,007
                              =========================



(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                    7,597,458   $ 63,493,082
Shares issued to
  shareholders in
  reinvestment of dividends      859,598      7,148,881
Shares redeemed               (7,554,369)   (62,887,830)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     902,687      7,754,133
Shares converted into Class
  A (See Note 1)                 862,898      7,188,662
Shares converted from Class
  A (See Note 1)              (7,067,799)   (59,611,916)
                              -------------------------
Net decrease                  (5,302,214)  $(44,669,121)
                              =========================

Year ended October 31, 2007:
Shares sold                    2,304,812   $ 18,818,389
Shares issued to
  shareholders in
  reinvestment of dividends    1,066,942      8,701,939
Shares redeemed               (5,708,234)   (46,588,858)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (2,336,480)   (19,068,530)
Shares converted from Class
  B (See Note 1)                 877,574      7,137,927
                              -------------------------
Net decrease                  (1,458,906)  $(11,930,603)
                              =========================




 CLASS B                          SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                    2,347,675    $ 19,595,403
Shares issued to
  shareholders in
  reinvestment of dividends      174,664       1,451,422
Shares redeemed               (1,604,437)    (13,362,831)
                              --------------------------
Net increase in shares
  outstanding before
  conversion                     917,902       7,683,994
Shares converted from Class
  B (See Note 1)                (650,194)     (5,409,701)
                              --------------------------
Net increase                     267,708    $  2,274,293
                              ==========================

Year ended October 31, 2007:
Shares sold                      714,220    $  5,821,888
Shares issued to
  shareholders in
  reinvestment of dividends      218,018       1,777,860
Shares redeemed               (1,791,847)    (14,626,201)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                    (859,609)     (7,026,453)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (877,578)     (7,137,927)
                              --------------------------
Net decrease                  (1,737,187)  $ (14,164,380)
                              ==========================




 CLASS C                         SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                   2,958,867     $24,715,399
Shares issued to
  shareholders in
  reinvestment of dividends      35,284         292,732
Shares redeemed                (726,669)     (6,016,010)
                              -------------------------
Net increase                  2,267,482   $  18,992,121
                              =========================

Year ended October 31, 2007:
Shares sold                     477,586     $ 3,887,622
Shares issued to
  shareholders in
  reinvestment of dividends      17,939         146,131
Shares redeemed                (260,842)      2,125,616
                              -------------------------
Net increase                    234,683     $ 6,159,369
                              =========================




 CLASS I                         SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                     164,808     $1,389,556
Shares issued to shareholders
  in reinvestment of dividends      581          4,768
Shares redeemed                  (3,664)       (30,512)
                                ----------------------
Net increase                    161,725   $  1,363,812
                                ======================

Year ended October 31, 2007:
Shares sold                       1,219     $    9,971
Shares issued to shareholders
  in reinvestment of dividends       26            214
Shares redeemed                    (489)        (4,027)
                                ----------------------
Net increase                        756     $    6,158
                                ======================





                                                   mainstayinvestments.com    25

NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



26    MainStay Government Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Government Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Government Fund of The MainStay Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP
Philadelphia, Pennsylvania
December 22, 2008


                                                   mainstayinvestments.com    27

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay Government Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by


28    MainStay Government Fund
independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide

                                                   mainstayinvestments.com    29
high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the


30    MainStay Government Fund
total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreements for one year.


                                                   mainstayinvestments.com    31

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For State individual income tax purposes, the Fund hereby designates 31.92% of the ordinary income dividends paid during its fiscal year ended October 31, 2008 as attributable to interest income from Direct Obligations of the United States. Such dividends may be exempt from individual income tax purposes in most states including New York, California and District of Columbia. Consult your tax advisor for further details.

The dividends paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 97.2% to arrive at the amount eligible for qualified interest income.

In January 2009, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by the shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).




32    MainStay Government Fund

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST                                        COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Trustee since   Managers and President and                   since September 2008 (3
9/24/60    September       Chief Executive Officer                      funds); Director, Eclipse
           2008            (since April 2008) of New                    Funds Inc. since September
                           York Life Investment                         2008, (22 funds); Director,
                           Management LLC and New York                  ICAP Funds, Inc., since
                           Life Investment Management                   September 2008 (4 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                   mainstayinvestments.com    33

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Trustee since   Capital Management;                         since 2007 (3 funds);
JR.        2007            President--Shields/Alli-                    Director, Eclipse Funds
11/16/46                   ance, Alliance Capital                      Inc. since 2007 (22
                           Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------






34    MainStay Government Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    35

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------






36    MainStay Government Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A014515    (RECYCLE LOGO)                        MS308-08     MSG11-12/08
                                                                          07

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 HIGH YIELD CORPORATE BOND FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 HIGH YIELD CORPORATE BOND FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       22
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              28
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            36
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  37
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             40
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        40
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       40
---------------------------------------------

TRUSTEES AND OFFICERS                      41

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

A 2% REDEMPTION FEE WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THIS FEE, WHICH WOULD LOWER PERFORMANCE.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (25.54%)   0.87%    4.32%
Excluding sales charges    (22.03)    1.80     4.80




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                   MAINSTAY HIGH
                                  YIELD CORPORATE    CREDIT SUISSE
                                     BOND FUND         HIGH YIELD
                                  -INVESTOR CLASS        INDEX
                                  ---------------    -------------
10/31/98                                9550             10000
                                       10778             10554
                                       10902             10473
                                       10326             10512
                                        9709             10505
                                       13958             13810
                                       15708             15600
                                       16629             16152
                                       18222             17813
                                       19573             19184
10/31/08                               15260             14412






CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (25.51%)   0.87%    4.32%
Excluding sales charges    (22.00)    1.81     4.80




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                          MAINSTAY HIGH
                         YIELD CORPORATE
                            BOND FUND       CREDIT SUISSE
                             - CLASS          HIGH YIELD
                                A               INDEX
                         ---------------    -------------
10/31/98                      23875             25000
                              26945             26385
                              27256             26183
                              25814             26279
                              24271             26262
                              34896             34524
                              39269             38999
                              41572             40379
                              45556             44533
                              48932             47960
10/31/08                      38166             36031






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (26.09%)   0.77%    4.03%
Excluding sales charges    (22.47)    1.06     4.03




                                                            (With sales charges)
(PERFORMANCE GRAPH)

               MAINSTAY HIGH
              YIELD CORPORATE
                 BOND FUND       CREDIT SUISSE
                  - CLASS          HIGH YIELD
                     B               INDEX
              ---------------    -------------
10/31/98           10000             10000
                   11208             10554
                   11247             10473
                   10565             10512
                    9883             10505
                   14085             13810
                   15726             15600
                   16518             16152
                   17991             17813
                   19153             19184
10/31/08           14849             14412





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A Shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (23.32%)   1.06%    4.03%
Excluding sales charges    (22.60)    1.06     4.03




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                   MAINSTAY HIGH
                                  YIELD CORPORATE
                                     BOND FUND       CREDIT SUISSE
                                      - CLASS          HIGH YIELD
                                         C               INDEX
                                  ---------------    -------------
10/31/98                               10000             10000
                                       11208             10554
                                       11247             10473
                                       10565             10512
                                        9883             10505
                                       14085             13810
                                       15726             15600
                                       16518             16152
                                       17990             17813
                                       19183             19184
10/31/08                               14848             14412






CLASS I SHARES(4)--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
                           (21.63%)   2.09%    5.08%




(PERFORMANCE GRAPH)

                          MAINSTAY HIGH
                         YIELD CORPORATE
                            BOND FUND       CREDIT SUISSE
                             - CLASS          HIGH YIELD
                                I               INDEX
                         ---------------    -------------
10/31/98                      10000             10000
                              11318             10554
                              11475             10473
                              10882             10512
                              10269             10505
                              14797             13810
                              16687             15600
                              17708             16152
                              19483             17813
                              20943             19184
10/31/08                      16412             14412






CLASS R2 SHARES(5)--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
                           (21.82%)   1.76%    4.73%




(PERFORMANCE GRAPH)

               MAINSTAY HIGH
              YIELD CORPORATE
                 BOND FUND       CREDIT SUISSE
                  - CLASS          HIGH YIELD
                     R3              INDEX
              ---------------    -------------
10/31/98           10000             10000
                   11281             10554
                   11394             10473
                   10773             10512
                   10143             10505
                   14551             13810
                   16352             15600
                   17287             16152
                   18951             17813
                   20307             19184
10/31/08           15877             14412







 BENCHMARK PERFORMANCE                         ONE      FIVE     TEN
                                              YEAR     YEARS    YEARS
---------------------------------------------------------------------

Credit Suisse High Yield Index(6)            (24.87%)   0.86%    3.72%
Average Lipper high current yield fund(7)    (25.13)   (0.26)    2.01



3. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares through August 31, 1998. Unadjusted, the performance shown for Class C shares might have been lower.
4. Performance figures for Class I shares, first offered to the public on January 2, 2004, include the historical performance of Class B shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
5. Class R2 shares were first offered to the public on December 14, 2007, but did not commence investment operations until May 1, 2008. Performance figures for Class R2 shares include historic performance of Class B shares through April 30, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
6. The Credit Suisse High Yield Index is an unmanaged, market-weighted index that consists of publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. Results assume reinvestment of all income and capital gains. The Credit Suisse High Yield Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
7. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay High Yield Corporate Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY HIGH YIELD CORPORATE BOND
FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARES CLASS                     5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $796.60         $5.28          $1,019.30         $5.94
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $797.30         $4.97          $1,019.60         $5.58
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $794.50         $8.66          $1,015.50         $9.73
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $794.50         $8.62          $1,015.50         $9.68
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $800.00         $3.85          $1,020.90         $4.32
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00        $798.70         $5.38          $1,019.20         $6.04
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.17% for Investor Class, 1.10% for Class A, 1.92% for Class B, 1.91% for Class C, 0.85% for Class I and 1.19% for Class R2) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Corporate
  Bonds       67.00
Loan
  Assign-
  ments &
  Partici-
  pations     10.70
Yankee
  Bonds       10.00
Short-Term
  Invest-
  ments        7.00
Common
  Stocks       0.90
Preferred
  Stock        0.90
Foreign
  Bond         0.60
Convert-
  ible
  Bonds        0.40
Convert-
  ible
  Pre-
  ferred
  Stock        0.40
Warrants++     0.00
Cash and
  Other
  Assets,
  Less
  Liabili-
  ties         2.10





++ Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN ISSUERS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  SunGard Data Systems, Inc., 4.553%-10.625%, due
        8/15/13-5/15/15
    2.  HCA, Inc., 5.762%-8.75%, due 9/1/10-11/18/13
    3.  Georgia-Pacific Corp., 7.00%-8.875%,
        due 1/15/15-5/15/31
    4.  American Real Estate Partners, L.P./American
        Real Estate Finance Corp., 7.125%-8.125%, due 6/1/12-2/15/13
    5.  Lucent Technologies, Inc., 5.50%-6.50%, due
        11/15/08-3/15/29
    6.  Biomet, Inc., 10.00%-11.625%, due 10/15/17
    7. Community Health Systems, Inc., 5.161%-8.875%, due 7/25/14-7/15/15
    8.  NXP B.V./NXP Funding LLC, 7.875%, due 10/15/14
    9.  Qwest Corp., 6.95%-8.875%, due 6/30/10-11/10/26
   10.  TXU Corp., 6.437%-6.659%, due 10/10/14








8    MainStay High Yield Corporate Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER J. MATTHEW PHILO, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY HIGH YIELD CORPORATE BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned -22.03% for Investor Class shares,(1) -22.00% for Class A shares, -22.47% for Class B shares and -22.60% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -21.63% and Class R2 shares(2) returned -21.82%. All share classes outperformed the -25.13% return of the average Lipper(3) high current yield fund and the -24.87% return of the Credit Suisse High Yield Index(4) for the 12 months ended October 31, 2008. The Credit Suisse High Yield Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS INFLUENCED THE HIGH-YIELD CORPORATE BOND MARKET AS A WHOLE DURING THE REPORTING PERIOD?

The high-yield corporate bond market was affected by a risk-laden macroeconomic environment. The combination of a housing collapse, overleveraged banks and overextended consumers contributed to a global credit crisis, which in turn pushed the U.S. economy into severe difficulties. Although the corporate default rate was relatively benign during the reporting period, the market's apparent anticipation of a rising default rate put significant pressure on the high-yield corporate bond market in the last months of the reporting period.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund's performance relative to its benchmark and peers resulted from our bottom-up investment style, which focused on individual companies to determine risk-group weightings in the context of historical yield spreads.(5) Throughout the reporting period, the Fund was more conservatively positioned than the Credit Suisse High Yield Index and remained underweight relative to the Index in lower-rated high-yield securities. Although increased economic risks were rapidly developing, we believed that these risks were not adequately discounted into the high-yield market and that many high-yield securities failed to provide adequate compensation for the risks they contained. Our positioning contributed positively to the Fund's relative results, as lower-quality bonds underperformed higher-quality high-yield bonds in the Fund during the reporting period.

HOW DID YOU POSITION THE FUND FROM AN INDUSTRY PERSPECTIVE?

During the reporting period, we increased the Fund's exposure to the health care and gaming sectors. In health care, the medical products industry was among the Fund's larger weightings. We believed that the nondiscretionary nature of these products made them more resistant to an economic downturn. Over the same period, we decreased the Fund's exposure to airlines and media. The media sector was burdened by a very weak advertising environment, as growth slowed in most major media, especially print.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

We added to or established meaningful positions in the fixed-income securities of medical products

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. Performance for Class R2 shares prior to 12/14/07, the date the shares were first offered, includes the historical performance of Class B shares adjusted to reflect the differences in fees and expenses for such shares.
3. See footnote on page 6 for more information on Lipper Inc.
4. See footnote on page 6 for more information on the Credit Suisse High Yield Index.
5. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.


                                                    mainstayinvestments.com    9
manufacturer Biomet, electric power utility TXU, medical device manufacturer ReAble Therapeutics and integrated telecommunications/media company Videotron. We reduced or eliminated significant positions in the securities of Northwest Airlines and Delta Air Lines before and after Northwest was acquired by Delta, directory publisher Idearc, arts & crafts retailer Michaels Stores and food producer Pilgrim's Pride. All of these position changes contributed positively to the Fund's relative performance during the reporting period.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

The Fund's weightings are a result of our bottom-up security selection process. As of October 31, 2008, the Fund was overweight in health care, utilities and gaming relative to the Credit Suisse High Yield Index. As of the same date, the Fund was underweight in the retail, housing, consumer and service sectors. As employment, credit availability and income came under greater downward pressure, steering away from sectors more directly connected to the consumer proved to be a successful strategy. Indeed, all of these weightings benefited the Fund during the 12-month reporting period.



The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay High Yield Corporate Bond Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008



                                        PRINCIPAL
                                           AMOUNT            VALUE
LONG-TERM BONDS 88.7%+
CONVERTIBLE BONDS 0.4%
------------------------------------------------------------------

INSURANCE 0.0%++
Conseco, Inc.
  3.50%, due 9/30/35
  (zero coupon), beginning
  9/30/10 (a)(b)                    $   2,940,000   $    1,106,175
                                                    --------------


INTERNET 0.0%++
At Home Corp.
  4.75%, due 12/31/49
  (c)(d)(e)(f)                         61,533,853            6,153
                                                    --------------


MEDIA 0.4%
Sinclair Broadcast Group,
  Inc.
  3.00%, due 5/15/27                   17,060,000       13,136,200
                                                    --------------
Total Convertible Bonds
  (Cost $19,736,836)                                    14,248,528
                                                    --------------


CORPORATE BONDS 67.0%
------------------------------------------------------------------

ADVERTISING 1.2%
Interpublic Group of Cos.,
  Inc.
  6.25%, due 11/15/14                  16,435,000       10,929,275
  7.25%, due 8/15/11                   10,195,000        8,461,850
Lamar Media Corp.
  6.625%, due 8/15/15                  17,363,000       12,761,805
  Series C
  6.625%, due 8/15/15                   2,765,000        2,032,275
  7.25%, due 1/1/13                     6,070,000        4,764,950
                                                    --------------
                                                        38,950,155
                                                    --------------

AEROSPACE & DEFENSE 0.7%
BE Aerospace, Inc.
  8.50%, due 7/1/18                     8,490,000        7,301,400
Hawker Beechcraft
  Acquisition Co.
  LLC/Hawker Beechcraft
  Co.
  8.50%, due 4/1/15                     8,545,000        5,127,000
  9.75%, due 4/1/17                     5,430,000        3,040,800
Sequa Corp.
  11.75%, due 12/1/15 (a)              10,730,000        6,652,600
                                                    --------------
                                                        22,121,800
                                                    --------------

AGRICULTURE 0.5%
Reynolds American, Inc.
  7.625%, due 6/1/16                   10,605,000        8,700,066
  7.75%, due 6/1/18                    10,705,000        8,567,940
                                                    --------------
                                                        17,268,006
                                                    --------------

AIRLINES 0.5%
DAE Aviation Holdings,
  Inc.
  11.25%, due 8/1/15 (a)               13,130,000        9,847,500
Delta Air Lines, Inc.
  (Escrow Shares)
  (zero coupon), due
  12/31/08 (g)                          5,175,000          109,969
  2.875%, due 2/6/24 (g)                7,201,000          162,022
  2.875%, due 2/18/24
  (a)(g)                                4,190,000           94,275
  8.00%, due 6/3/23 (b)(g)             13,575,000          305,437
  8.00%, due 6/3/23 (g)                10,459,000          235,327
  8.30%, due 12/15/29 (g)              11,297,000          240,061
  9.25%, due 3/15/22 (g)                9,000,000          191,250
  9.75%, due 5/15/21 (g)                2,115,000           44,944
  10.00%, due 8/15/49 (g)               8,195,000          174,144
  10.375%, due 2/1/11 (g)               6,515,000          138,444
  10.375%, due 12/15/22
  (g)                                  15,160,000          322,150
Northwest Airlines, Inc.
  Series 2001-1, Class 1B
  7.691%, due 10/1/18                   3,775,045        2,265,027
  Series 2002-1, Class IC2
  9.055%, due 5/20/12                   4,762,965        3,334,076
Northwest Airlines, Inc.
  (Escrow Shares)
  7.625%, due 11/15/23 (g)             11,810,900           44,291
  7.875%, due 12/31/08 (g)              8,723,000           10,904
  8.70%, due 12/31/08 (g)                 445,000              556
  8.875%, due 12/31/08 (g)              5,229,300            6,537
  9.875%, due 3/15/37 (g)              18,534,200           23,168
  10.00%, due 2/1/09 (g)               14,683,200           18,354
                                                    --------------
                                                        17,568,436
                                                    --------------

APPAREL 0.4%
Unifi, Inc.
  11.50%, due 5/15/14                  18,980,000       13,665,600
                                                    --------------


AUTO MANUFACTURERS 0.4%
Daimler Finance North
  America LLC
  7.30%, due 1/15/12                    8,170,000        6,659,057
Ford Motor Co.
  7.45%, due 7/16/31                   15,380,000        4,844,700
General Motors Corp.
  6.75%, due 5/1/28                     2,195,000          515,825
                                                    --------------
                                                        12,019,582
                                                    --------------

AUTO PARTS & EQUIPMENT 1.9%
Allison Transmission, Inc.
  11.25%, due 11/1/15
  (a)(h)                               12,030,000        6,375,900
American Tire
  Distributors, Inc.
  10.133%, due 4/1/12 (i)               4,635,000        3,615,300
  10.75%, due 4/1/13                    7,245,000        5,542,425
FleetPride Corp.
  11.50%, due 10/1/14 (a)              17,535,000       15,781,500


 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest issuers, as of October 31, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayfunds.com     11

                                        PRINCIPAL
                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
AUTO PARTS & EQUIPMENT (CONTINUED)
Goodyear Tire & Rubber Co.
  (The)
  6.678%, due 12/1/09 (i)           $   2,120,000   $    1,942,450
  8.625%, due 12/1/11                  10,073,000        8,511,685
Lear Corp.
  Series B
  8.50%, due 12/1/13                    5,690,000        2,162,200
  8.75%, due 12/1/16                   16,880,000        6,245,600
Tenneco Automotive, Inc.
  8.625%, due 11/15/14                 14,555,000        6,877,237
  10.25%, due 7/15/13                   5,427,000        4,612,950
                                                    --------------
                                                        61,667,247
                                                    --------------


BEVERAGES 0.3%
Constellation Brands, Inc.
  7.25%, due 5/15/17                   13,065,000       10,843,950
                                                    --------------


BUILDING MATERIALS 0.9%
Compression Polymers Corp.
  10.50%, due 7/1/13                    5,660,000        3,650,700
Texas Industries, Inc.
  7.25%, due 7/15/13 (a)               32,197,000       25,274,645
                                                    --------------
                                                        28,925,345
                                                    --------------

CHEMICALS 1.1%
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                   11,985,000        5,573,025
MacDermid, Inc.
  9.50%, due 4/15/17 (a)               10,300,000        5,459,000
Millennium America, Inc.
  7.625%, due 11/15/26                 12,635,000        2,527,000
Mosaic Global Holdings,
  Inc.
  7.375%, due 12/1/14 (a)               3,900,000        3,409,306
  7.625%, due 12/1/16 (a)               5,090,000        4,444,949
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (a)                8,648,000        7,350,800
Tronox Worldwide
  LLC/Tronox Finance Corp.
  9.50%, due 12/1/12
  (b)(e)                               29,371,000        6,461,620
                                                    --------------
                                                        35,225,700
                                                    --------------

COAL 0.2%
Peabody Energy Corp.
  7.375%, due 11/1/16                   2,185,000        1,846,325
  7.875%, due 11/1/26                   7,080,000        5,540,100
                                                    --------------
                                                         7,386,425
                                                    --------------

COMMERCIAL SERVICES 3.3%
Cardtronics, Inc.
  9.25%, due 8/15/13                   23,125,000       18,153,125
El Comandante Capital
  Corp.
  (Escrow Shares)
  (zero coupon), due
  12/31/50 (c)(d)(g)                   21,941,051        1,579,756
Great Lakes Dredge & Dock
  Corp.
  7.75%, due 12/15/13                  14,650,000       10,548,000
iPayment, Inc.
  9.75%, due 5/15/14                   16,404,000       12,303,000
Knowledge Learning Corp.,
  Inc.
  7.75%, due 2/1/15 (a)                24,640,000       19,219,200
Language Line, Inc.
  11.125%, due 6/15/12                 16,664,000       15,914,120
Lender Processing
  Services, Inc.
  8.125%, due 7/1/16                   10,600,000        9,063,000
Rural/Metro Corp.
  9.875%, due 3/15/15                  12,020,000        9,796,300
Service Corp.
  International
  7.375%, due 10/1/14                   6,645,000        5,432,287
  7.625%, due 10/1/18                   6,850,000        5,377,250
                                                    --------------
                                                       107,386,038
                                                    --------------

COMPUTERS 1.5%
V  SunGard Data Systems,
  Inc.
  4.875%, due 1/15/14                  12,070,000        9,293,900
  9.125%, due 8/15/13                  19,335,000       16,048,050
  10.625%, due 5/15/15 (a)             29,453,000       24,887,785
                                                    --------------
                                                        50,229,735
                                                    --------------

DISTRIBUTION & WHOLESALE 0.3%
ACE Hardware Corp.
  9.125%, due 6/1/16 (a)               13,318,000        9,988,500
                                                    --------------


DIVERSIFIED FINANCIAL SERVICES 0.8%
AmeriCredit Corp.
  8.50%, due 7/1/15 (b)                20,295,000       14,866,087
LaBranche & Co., Inc.
  11.00%, due 5/15/12                  10,010,000        8,908,900
Nuveen Investments, Inc.
  10.50%, due 11/15/15 (a)              8,530,000        2,303,100
Ucar Finance, Inc.
  10.25%, due 2/15/12                     626,000          596,265
                                                    --------------
                                                        26,674,352
                                                    --------------

ELECTRIC 3.7%
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                    15,767,179       16,555,538
  Series 1999-B
  9.67%, due 1/2/29                    16,820,000       15,138,000
Energy Future Holdings
  Corp.
  10.875%, due 11/1/17 (a)             30,710,000       23,646,700
ESI Tractebel Acquisition
  Corp.
  Class B
  7.99%, due 12/30/11                   5,678,000        5,223,760
NRG Energy, Inc.
  7.25%, due 2/1/14                    14,805,000       12,954,375
  7.375%, due 2/1/16                    1,090,000          940,125



12    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
NSG Holdings LLC/NSG
  Holdings, Inc.
  7.75%, due 12/15/25 (a)           $   4,360,000   $    3,662,400
PNM Resources, Inc.
  9.25%, due 5/15/15                    8,710,000        7,142,200
Public Service Co. of New
  Mexico
  7.95%, due 5/15/18                    7,590,000        6,192,506
Reliant Energy Mid-
  Atlantic Power Holdings
  LLC
  Series C
  9.681%, due 7/2/26                    3,700,000        3,367,000
Reliant Energy, Inc.
  7.625%, due 6/15/14                   3,780,000        2,910,600
  7.875%, due 6/15/17                  30,195,000       23,099,175
Western Resources, Inc.
  7.125%, due 8/1/09                       50,000           49,901
                                                    --------------
                                                       120,882,280
                                                    --------------

ENERGY--ALTERNATE SOURCES 0.0%++
Salton Sea Funding Corp.
  Series E
  8.30%, due 5/30/11 (c)                   17,434           18,739
                                                    --------------


ENTERTAINMENT 2.9%
Chukchansi Economic
  Development Authority
  8.00%, due 11/15/13 (a)               6,480,000        3,434,400
Gaylord Entertainment Co.
  6.75%, due 11/15/14                  13,826,000        8,865,922
  8.00%, due 11/15/13                  12,600,000        8,599,500
Isle of Capri Casinos,
  Inc.
  7.00%, due 3/1/14                    24,230,000       11,751,550
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                   16,000,000        6,880,000
Mohegan Tribal Gaming
  Authority
  6.375%, due 7/15/09                   7,598,000        6,686,240
  6.875%, due 2/15/15                   2,380,000        1,380,400
  8.00%, due 4/1/12                    18,250,000       13,413,750
Penn National Gaming, Inc.
  6.75%, due 3/1/15                    18,440,000       14,291,000
  6.875%, due 12/1/11                   9,535,000        8,057,075
Pinnacle Entertainment,
  Inc.
  8.25%, due 3/15/12                    3,530,000        2,444,525
  8.75%, due 10/1/13                    7,155,000        5,402,025
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                     2,340,000        1,778,400
United Artists Theatre
  Circuit, Inc.
  Series BA7
  9.30%, due 7/1/15 (c)(d)              1,805,429        1,083,258
                                                    --------------
                                                        94,068,045
                                                    --------------

ENVIRONMENTAL CONTROLS 0.6%
Geo Sub Corp.
  11.00%, due 5/15/12                  21,865,000       18,694,575
                                                    --------------


FINANCE--AUTO LOANS 1.4%
Ford Motor Credit Co. LLC
  5.70%, due 1/15/10                    1,825,000        1,354,694
  7.375%, due 10/28/09                  8,215,000        6,819,304
  7.875%, due 6/15/10                  13,470,000        9,050,278
General Motors Acceptance
  Corp. LLC
  6.75%, due 12/1/14                   47,719,000       24,097,856
  7.25%, due 3/2/11                     8,778,000        5,401,806
                                                    --------------
                                                        46,723,938
                                                    --------------

FINANCE--OTHER SERVICES 1.3%
V  American Real Estate
  Partners,
  L.P./American Real
  Estate Finance Corp.
  7.125%, due 2/15/13                  39,835,000       25,096,050
  8.125%, due 6/1/12                   26,125,000       17,765,000
                                                    --------------
                                                        42,861,050
                                                    --------------

FOOD 0.6%
ASG Consolidated LLC/ASG
  Finance, Inc.
  (zero coupon), due
  11/1/11
  11.50%, beginning
  11/1/08                               3,745,000        3,239,425
Dole Food Co., Inc.
  7.25%, due 6/15/10                      128,000           93,440
  8.625%, due 5/1/09                    4,230,000        3,807,000
Stater Brothers Holdings
  7.75%, due 4/15/15                   13,600,000       11,152,000
                                                    --------------
                                                        18,291,865
                                                    --------------

FOREST PRODUCTS & PAPER 2.4%
Bowater, Inc.
  9.375%, due 12/15/21                 21,466,000        5,581,160
  9.50%, due 10/15/12                     270,000           75,600
Domtar Corp.
  7.875%, due 10/15/11                 21,655,000       18,623,300
V  Georgia-Pacific Corp.
  7.00%, due 1/15/15 (a)                5,760,000        4,233,600
  7.125%, due 1/15/17 (a)              14,855,000       10,324,225
  7.25%, due 6/1/28                     2,370,000        1,374,600
  7.75%, due 11/15/29                      74,000           44,400
  8.00%, due 1/15/24                   15,193,000        9,647,555
  8.875%, due 5/15/31                  29,615,000       19,101,675
NewPage Corp.
  10.00%, due 5/1/12                   15,120,000       10,281,600
                                                    --------------
                                                        79,287,715
                                                    --------------

GAS 0.2%
MXEnergy Holdings, Inc.
  10.625%, due 8/1/11 (i)              12,830,000        7,056,500
                                                    --------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayfunds.com     13

                                        PRINCIPAL
                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
HAND & MACHINE TOOLS 0.4%
Baldor Electric Co.
  8.625%, due 2/15/17               $   9,015,000   $    6,896,475
Thermadyne Holdings Corp.
  9.50%, due 2/1/14                     7,325,000        5,713,500
                                                    --------------
                                                        12,609,975
                                                    --------------

HEALTH CARE--PRODUCTS 3.9%
V  Biomet, Inc.
  10.00%, due 10/15/17                 14,520,000       13,358,400
  10.375%, due 10/15/17
  (h)                                   6,560,000        5,461,200
  11.625%, due 10/15/17                22,750,000       19,792,500
Catalent Pharma Solutions,
  Inc.
  9.50%, due 4/15/15                   19,235,000       11,156,300
Cooper Cos., Inc. (The)
  7.125%, due 2/15/15                   8,175,000        6,540,000
DJO Finance LLC/DJO
  Finance Corp.
  10.875%, due 11/15/14                20,197,000       16,258,585
Hanger Orthopedic Group,
  Inc.
  10.25%, due 6/1/14                   17,675,000       16,084,250
Invacare Corp.
  9.75%, due 2/15/15                   17,120,000       15,408,000
ReAble Therapeutics
  Finance LLC/ReAble
  Therapeutics Finance
  Corp.
  11.75%, due 11/15/14                 16,134,000       11,455,140
Universal Hospital
  Services, Inc.
  6.303%, due 6/1/15 (i)                  305,000          207,400
  8.50%, due 6/1/15 (h)                   785,000          628,000
VWR Funding, Inc.
  Series B
  10.25%, due 7/15/15 (h)              15,190,000        9,038,050
                                                    --------------
                                                       125,387,825
                                                    --------------

HEALTH CARE--SERVICES 3.0%
Alliance Imaging, Inc.
  Series B
  7.25%, due 12/15/12                  29,996,000       25,796,560
Centene Corp.
  7.25%, due 4/1/14                     6,047,000        4,867,835
V  Community Health
  Systems, Inc.
  8.875%, due 7/15/15                  19,255,000       16,126,062
V  HCA, Inc.
  6.30%, due 10/1/12                   12,845,000        8,798,825
  6.75%, due 7/15/13                    9,545,000        6,108,800
  8.75%, due 9/1/10                     3,280,000        2,886,400
Psychiatric Solutions,
  Inc.
  7.75%, due 7/15/15                   12,445,000       10,236,013
Skilled Healthcare Group,
  Inc.
  11.00%, due 1/15/14                   5,899,000        5,220,615
Vanguard Health Holding
  Co. II LLC
  9.00%, due 10/1/14                   20,220,000       16,782,600
                                                    --------------
                                                        96,823,710
                                                    --------------

HOLDING COMPANY--DIVERSIFIED 0.6%
Leucadia National Corp.
  7.125%, due 3/15/17                   3,345,000        2,859,975
  8.125%, due 9/15/15                  14,255,000       12,615,675
Susser Holdings LLC
  10.625%, due 12/15/13                 6,221,000        5,287,850
                                                    --------------
                                                        20,763,500
                                                    --------------

HOUSEHOLD PRODUCTS & WARES 0.7%
ACCO Brands Corp.
  7.625%, due 8/15/15                  19,250,000       11,068,750
Jarden Corp.
  7.50%, due 5/1/17                    10,490,000        7,815,050
Libbey Glass, Inc.
  9.928%, due 6/1/11 (i)                6,825,000        4,402,125
                                                    --------------
                                                        23,285,925
                                                    --------------

INSURANCE 1.8%
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17                    37,380,000       25,979,100
HUB International
  Holdings, Inc.
  9.00%, due 12/15/14 (a)              27,840,000       20,880,000
Lumbermens Mutual Casualty
  Co.
  8.30%, due 12/1/37
  (a)(e)                                8,525,000           85,250
  8.45%, due 12/1/97
  (a)(e)                                2,575,000           25,750
  9.15%, due 7/1/26 (a)(e)             42,123,000          421,230
USI Holdings Corp.
  6.679%, due 11/15/14
  (a)(i)                                6,375,000        4,024,219
  9.75%, due 5/15/15 (a)               11,390,000        7,175,700
                                                    --------------
                                                        58,591,249
                                                    --------------

INTERNET 0.4%
Expedia, Inc.
  8.50%, due 7/1/16 (a)                15,300,000       11,322,000
                                                    --------------


IRON & STEEL 0.4%
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                  14,390,000       11,989,733
Allegheny Technologies,
  Inc.
  8.375%, due 12/15/11                    210,000          218,838
                                                    --------------
                                                        12,208,571
                                                    --------------

LEISURE TIME 0.1%
Town Sports International,
  Inc.
  (zero coupon), due
  2/1/14
  11.00%, beginning 2/1/09              4,645,000        4,087,600
                                                    --------------


LODGING 1.8%
Boyd Gaming Corp.
  6.75%, due 4/15/14                    9,805,000        6,177,150
  7.125%, due 2/1/16                    2,306,000        1,429,720
  7.75%, due 12/15/12                  23,420,000       19,204,400
Majestic Star Casino LLC
  9.50%, due 10/15/10                  10,165,000        3,964,350



14    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
LODGING (CONTINUED)
MGM Mirage, Inc.
  7.50%, due 6/1/16                 $   6,373,000   $    3,760,070
  13.00%, due 11/15/13                  2,930,000        2,585,725
MTR Gaming Group, Inc.
  Series B
  9.00%, due 6/1/12                     6,005,000        3,332,775
  9.75%, due 4/1/10                     4,945,000        3,461,500
San Pasqual Casino
  8.00%, due 9/15/13 (a)                  250,000          192,500
Seminole Hard Rock
  Entertainment, Inc./
  Seminole Hard Rock
  International LLC
  5.319%, due 3/15/14
  (a)(i)                               11,650,000        7,689,000
Wynn Las Vegas Capital
  Corp.
  6.625%, due 12/1/14                   1,535,000        1,132,063
Wynn Las Vegas LLC
  6.625%, due 12/1/14                   6,820,000        5,029,750
                                                    --------------
                                                        57,959,003
                                                    --------------

MEDIA 3.3%
Charter Communications
  Operating LLC
  8.00%, due 4/30/12 (a)               12,205,000        9,397,850
CSC Holdings, Inc.
  6.75%, due 4/15/12                    4,055,000        3,507,575
  8.50%, due 6/15/15 (a)                5,230,000        4,419,350
CW Media Holdings, Inc.
  13.50%, due 8/15/15
  (a)(h)                                5,290,000        3,438,500
Houghton Mifflin Harcourt
  Publishing Co.
  7.20%, due 3/15/11                    9,530,000        9,053,500
HSN, Inc.
  11.25%, due 8/1/16 (a)               17,515,000       14,537,450
ION Media Networks, Inc.
  8.003%, due 1/15/12
  (a)(i)                               16,465,000        9,055,750
  11.003%, due 1/15/13
  (a)(h)(i)                             7,689,807        2,691,432
LBI Media, Inc.
  8.50%, due 8/1/17 (a)                10,020,000        6,012,000
Morris Publishing Group
  LLC
  7.00%, due 8/1/13                    20,894,000        2,089,400
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (a)                10,205,000        8,980,400
  10.375%, due 9/1/14 (a)              27,995,000       24,355,650
Vertis, Inc.
  18.50%, due 10/1/12 (h)               9,565,000        6,504,200
Ziff Davis Media, Inc.
  Escrow Shares
  (zero coupon), due
  5/1/12 (c)(d)                        12,615,000          788,438
  8.801%, due 7/15/11
  (c)(d)(i)(g)                          3,310,281        2,813,739
                                                    --------------
                                                       107,645,234
                                                    --------------

METAL FABRICATE & HARDWARE 0.8%
Metals USA, Inc.
  11.125%, due 12/1/15                  6,580,000        4,606,000
Mueller Water Products,
  Inc.
  7.375%, due 6/1/17                   15,100,000        9,890,500
Neenah Foundary Co.
  9.50%, due 1/1/17                    16,650,000        9,906,750
                                                    --------------
                                                        24,403,250
                                                    --------------

MINING 0.6%
Freeport-McMoRan Copper &
  Gold, Inc.
  7.084%, due 4/1/15 (i)                4,095,000        3,192,790
  8.25%, due 4/1/15                     6,505,000        5,204,000
  8.375%, due 4/1/17                   12,675,000        9,949,875
                                                    --------------
                                                        18,346,665
                                                    --------------

MISCELLANEOUS--MANUFACTURING 1.4%
Actuant Corp.
  6.875%, due 6/15/17                  11,390,000        9,738,450
Polypore, Inc.
  8.75%, due 5/15/12                    6,940,000        5,552,000
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                    26,935,000       18,585,150
Sally Holdings LLC
  9.25%, due 11/15/14                   7,550,000        6,040,000
SPX Corp.
  7.625%, due 12/15/14 (a)              6,850,000        5,754,000
                                                    --------------
                                                        45,669,600
                                                    --------------

OIL & GAS 6.5%
Chaparral Energy, Inc.
  8.50%, due 12/1/15                   18,583,000        9,477,330
  8.875%, due 2/1/17                   20,435,000       10,421,850
Chesapeake Energy Corp.
  6.50%, due 8/15/17                   34,820,000       25,636,225
  6.625%, due 1/15/16                   4,920,000        3,843,750
  6.875%, due 11/15/20                  4,180,000        2,957,350
Forest Oil Corp.
  7.25%, due 6/15/19                    4,000,000        2,720,000
  7.25%, due 6/15/19 (a)                3,870,000        2,631,600
  8.00%, due 12/15/11                   4,460,000        3,969,400
Frontier Oil Corp.
  8.50%, due 9/15/16                    8,075,000        7,025,250
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  7.75%, due 11/1/15 (a)               11,605,000        8,239,550
  9.00%, due 6/1/16 (a)                 9,005,000        6,573,650
Linn Energy LLC
  9.875%, due 7/1/18 (a)               13,660,000        9,220,500
Mariner Energy, Inc.
  7.50%, due 4/15/13                   17,985,000       12,409,650
Newfield Exploration Co.
  6.625%, due 9/1/14                    1,990,000        1,537,275
  6.625%, due 4/15/16                   9,820,000        7,266,800
  7.125%, due 5/15/18                  19,975,000       14,107,344
Parker Drilling Co.
  9.625%, due 10/1/13                   9,710,000        8,107,850


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayfunds.com     15

                                        PRINCIPAL
                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
OIL & GAS (CONTINUED)
PetroHawk Energy Corp.
  7.875%, due 6/1/15 (a)            $   6,695,000   $    4,535,863
Petroquest Energy, Inc.
  10.375%, due 5/15/12                 14,675,000       11,079,625
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13                 10,764,000        8,180,640
SandRidge Energy, Inc.
  8.00%, due 6/1/18 (a)                10,490,000        6,975,850
Stone Energy Corp.
  6.75%, due 12/15/14                   8,685,000        5,558,400
  8.25%, due 12/15/11                   8,360,000        6,855,200
United Refining Co.
  10.50%, due 8/15/12                   7,175,000        5,058,375
Venoco, Inc.
  8.75%, due 12/15/11                   6,289,000        4,606,692
W&T Offshore, Inc.
  8.25%, due 6/15/14 (a)                9,465,000        6,246,900
Whiting Petroleum Corp.
  7.00%, due 2/1/14                    14,185,000       10,071,350
  7.25%, due 5/1/13                     5,875,000        4,406,250
                                                    --------------
                                                       209,720,519
                                                    --------------

OIL & GAS SERVICES 0.8%
Allis-Chalmers Energy,
  Inc.
  8.50%, due 3/1/17                     8,765,000        5,259,000
  9.00%, due 1/15/14                   14,270,000        9,275,500
Complete Production
  Services, Inc.
  8.00%, due 12/15/16                  11,850,000        8,058,000
Helix Energy Solutions
  Group, Inc.
  9.50%, due 1/15/16 (a)                5,995,000        3,836,800
                                                    --------------
                                                        26,429,300
                                                    --------------

PACKAGING & CONTAINERS 0.3%
Owens-Brockway Glass
  Container, Inc.
  6.75%, due 12/1/14                    9,310,000        8,053,150
                                                    --------------


PHARMACEUTICALS 0.2%
NBTY, Inc.
  7.125%, due 10/1/15                   2,415,000        1,811,250
Warner Chilcott Corp.
  8.75%, due 2/1/15                     6,026,000        5,302,880
                                                    --------------
                                                         7,114,130
                                                    --------------

PIPELINES 3.2%
ANR Pipeline Co.
  7.375%, due 2/15/24
  11.50%, beginning
  11/1/11                               2,555,000        2,158,047
  9.625%, due 11/1/21                  19,281,000       19,993,626
Cedar Brakes II LLC
  9.875%, due 9/1/13 (a)               17,857,086       18,514,763
Copano Energy LLC/Copano
  Energy Finance Corp.
  7.75%, due 6/1/18 (a)                21,920,000       15,124,800
El Paso Natural Gas Co.
  7.50%, due 11/15/26                   2,835,000        2,160,817
  7.625%, due 8/1/10                    8,175,000        7,979,397
  8.375%, due 6/15/32                  11,060,000        8,933,394
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14                   5,525,000        3,991,812
  8.50%, due 7/15/16                   20,670,000       15,192,450
  8.75%, due 4/15/18                    4,796,000        3,453,120
Southern Natural Gas Co.
  7.35%, due 2/15/31                    1,895,000        1,389,643
  8.00%, due 3/1/32                     1,420,000        1,097,064
Tennessee Gas Pipeline Co.
  7.625%, due 4/1/37                    3,265,000        2,395,335
                                                    --------------
                                                       102,384,268
                                                    --------------

REAL ESTATE INVESTMENT TRUSTS 1.6%
Host Hotels & Resorts,
  L.P.
  6.875%, due 11/1/14                   6,500,000        4,842,500
Host Marriott, L.P.
  6.375%, due 3/15/15                   3,085,000        2,236,625
  Series Q
  6.75%, due 6/1/16                    13,090,000        9,490,250
  Series M
  7.00%, due 8/15/12                    1,290,000        1,044,900
Omega Healthcare
  Investors, Inc.
  7.00%, due 4/1/14                    19,305,000       16,023,150
Trustreet Properties, Inc.
  7.50%, due 4/1/15                    19,240,000       19,129,332
                                                    --------------
                                                        52,766,757
                                                    --------------

RETAIL 1.6%
Asbury Automotive Group,
  Inc.
  7.625%, due 3/15/17                   1,000,000          440,000
  8.00%, due 3/15/14                    1,535,000          767,500
Autonation, Inc.
  7.00%, due 4/15/14                    2,103,000        1,366,950
Harry & David Holdings,
  Inc.
  9.00%, due 3/1/13                     3,870,000        1,857,600
Rite Aid Corp.
  7.50%, due 3/1/17                    11,280,000        7,106,400
  8.625%, due 3/1/15                   26,245,000        9,316,975
  9.375%, due 12/15/15                  1,160,000          429,200
  9.50%, due 6/15/17                    6,875,000        2,475,000
Star Gas Partners, L.P./
  Star Gas Finance Co.
  Series B
  10.25%, due 2/15/13                  23,620,000       17,242,600



16    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
RETAIL (CONTINUED)
Toys "R" Us, Inc.
  7.625%, due 8/1/11                $  15,615,000   $   10,149,750
                                                    --------------
                                                        51,151,975
                                                    --------------

SOFTWARE 0.6%
Open Solutions, Inc.
  9.75%, due 2/1/15 (a)                 9,755,000        4,145,875
SS&C Technologies, Inc.
  11.75%, due 12/1/13                  15,440,000       14,513,600
                                                    --------------
                                                        18,659,475
                                                    --------------

TELECOMMUNICATIONS 3.9%
Centennial Cellular
  Operating Co./Centennial
  Communications Corp.
  10.125%, due 6/15/13                 20,977,000       18,564,645
Centennial Communications
  Corp./Cellular Operating
  Co. LLC/
  Puerto Rico Operations
  8.125%, due 2/1/14                    2,385,000        2,039,175
GCI, Inc.
  7.25%, due 2/15/14                    7,080,000        5,664,000
iPCS, Inc.
  4.926%, due 5/1/13 (i)                2,000,000        1,540,000
V  Lucent Technologies,
  Inc.
  5.50%, due 11/15/08                   8,959,000        8,779,820
  6.45%, due 3/15/29                   46,776,000       22,920,240
  6.50%, due 1/15/28                   15,100,000        7,399,000
PAETEC Holding Corp.
  9.50%, due 7/15/15                    9,815,000        5,570,013
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11                   12,620,000       10,190,650
  Series B
  7.50%, due 2/15/14                   18,105,000       12,447,187
V  Qwest Corp.
  7.20%, due 11/10/26                   6,685,000        4,311,825
  7.50%, due 10/1/14                    6,400,000        4,928,000
  7.50%, due 6/15/23                      335,000          216,075
  8.875%, due 3/15/12                  13,755,000       12,035,625
Sprint Nextel Corp.
  6.00%, due 12/1/16                   12,435,000        8,611,237
Windstream Regatta
  Holdings, Inc.
  11.00%, due 12/1/17 (a)               5,630,000        2,646,100
                                                    --------------
                                                       127,863,592
                                                    --------------

TEXTILES 1.1%
INVISTA
  9.25%, due 5/1/12 (a)                43,530,000       36,129,900
                                                    --------------


TRANSPORTATION 0.6%
Atlantic Express
  Transportation Corp.
  11.626%, due 4/15/12 (i)              7,340,000        3,633,300
KAR Holdings, Inc.
  8.75%, due 5/1/14                     8,520,000        5,538,000
  10.00%, due 5/1/15                   20,200,000       11,413,000
                                                    --------------
                                                        20,584,300
                                                    --------------

TRUCKING & LEASING 0.3%
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                  14,702,000       11,210,275
                                                    --------------
Total Corporate Bonds
  (Cost $2,987,057,566)                              2,178,977,326
                                                    --------------


FOREIGN BOND 0.6%
------------------------------------------------------------------

MEDIA (0.6%)
Shaw Communications, Inc.
  7.50%, due 11/20/13               C$ 22,825,000       18,965,032
                                                    --------------
Total Foreign Bond
  (Cost $17,891,800)                                    18,965,032
                                                    --------------


LOAN ASSIGNMENTS & PARTICIPATIONS 10.7% (J)
------------------------------------------------------------------

AEROSPACE & DEFENSE 0.3%
DAE Aviation Holdings,
  Inc.
  Tranche B2 Term Loan
  7.17%, due 7/31/14                $   5,841,889        4,264,579
  Tranche B1 Term Loan
  7.366%, due 7/31/14                   5,911,101        4,315,104
                                                    --------------
                                                         8,579,683
                                                    --------------

AUTOMOBILE 1.1%
DaimlerChrysler Financial
  Services Americas LLC
  2nd Lien Term Loan
  9.32%, due 8/3/12                    31,045,000       13,168,265
Ford Motor Co.
  Term Loan
  6.963%, due 12/16/13                 11,200,000        6,152,003
Navistar International
  Corp.
  Term Loan B
  6.421%, due 1/3/12                   17,600,000       12,056,000
  Revolver
  6.723%, due 1/19/12                   6,400,000        4,384,000
                                                    --------------
                                                        35,760,268
                                                    --------------

BROADCASTING 0.6%
Nielsen Finance LLC
  Dollar Term Loan
  4.80%, due 8/9/13                    27,435,000       19,766,918
                                                    --------------


BUILDINGS & REAL ESTATE 0.3%
LNR Property Corp.
  Tranche A1 Term Loan
  6.04%, due 7/12/09                    2,490,400        1,270,104


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayfunds.com     17

                                        PRINCIPAL
                                           AMOUNT            VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
BUILDINGS & REAL ESTATE (CONTINUED)
LNR Property Corp. (continued)
  Initial Tranche B Term
  Loan
  6.04%, due 7/12/11                $  18,994,800   $    9,782,322
                                                    --------------
                                                        11,052,426
                                                    --------------


DIVERSIFIED/CONGLOMERATE SERVICE 0.6%
V  SunGard Data Systems,
  Inc.
  Incremental Term Loan
  4.553%, due 2/28/14                  24,602,635       18,759,509
                                                    --------------


FINANCE 0.7%
Lender Processing
  Services, Inc.
  Term Loan A
  5.618%, due 7/2/13                   25,776,667       24,230,067
                                                    --------------


HEALTHCARE, EDUCATION & CHILDCARE 2.8%
Capella Healthcare, Inc.
  1st Lien Term Loan
  7.204%, due 3/2/15                    7,979,900        6,623,317
V  Community Health
  Systems, Inc.
  New Term Loan B
  5.161%, due 7/25/14                  27,942,317       22,315,433
Fresenius Medical Care
  Holdings, Inc.
  Term Loan
  4.997%, due 3/31/13                   6,283,887        5,291,033
V  HCA, Inc.
  Term Loan A
  5.762%, due 11/16/12                  7,844,719        6,595,448
  Term Loan B
  6.012%, due 11/18/13                 31,243,500       25,709,495
Talecris Biotherapeutics,
  Inc.
  1st Lien Term Loan
  6.31%, due 12/6/13                    7,368,750        6,447,656
  2nd Lien Term Loan
  9.31%, due 12/6/14                   14,995,000       13,045,650
Warner Chilcott Corp.
  Tranche B Term Loan
  5.505%, due 1/18/12                   4,063,791        3,303,862
  Tranche C Term Loan
  5.762%, due 1/18/12                   1,524,774        1,239,641
                                                    --------------
                                                        90,571,535
                                                    --------------

LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT 0.1%
Town Sports International,
  Inc.
  Term Loan
  4.75%, due 2/27/14                    6,757,102        4,054,260
                                                    --------------


MACHINERY 0.2%

BHM Technologies LLC
  Revolver
  2.359%, due 11/20/08 (k)                893,914          858,158

  1st Lien Term Loan
  6.50%, due 7/21/13                   21,900,766        4,927,672
                                                    --------------
                                                         5,785,830
                                                    --------------


RETAIL STORE 0.7%
Neiman Marcus Group, Inc.
  (The)
  Term Loan B
  5.565%, due 4/6/13                   12,259,494        9,194,620
Toys "R" Us (Delaware),
  Inc.
  Term Loan
  9.588%, due 1/19/13                  18,220,000       13,095,625
                                                    --------------
                                                        22,290,245
                                                    --------------

TELECOMMUNICATIONS 1.1%
Alltel Communications,
  Inc.
  Term Loan B3
  5.50%, due 5/15/15                   21,265,200       20,248,468
V  Qwest Corp.
  Term Loan B
  6.95%, due 6/30/10                   18,000,000       16,709,994
                                                    --------------
                                                        36,958,462
                                                    --------------

UTILITIES 2.2%
Calpine Corp.
  1st Priority Term Loan
  6.645%, due 3/29/14                  41,387,250       33,006,332
V  TXU Corp.
  Term Loan B3
  6.437%, due 10/10/14                 15,497,850       12,024,395
  Term Loan B2
  6.659%, due 10/10/14                 31,739,400       24,743,496
                                                    --------------
                                                        69,774,223
                                                    --------------
Total Loan Assignments &
  Participations
  (Cost 456,676,941)                                   347,583,426
                                                    --------------


YANKEE BONDS 10.0% (L)
------------------------------------------------------------------

ADVERTISING 0.1%
Virgin Media Finance PLC
  9.125%, due 8/15/16                   5,540,000        3,656,400
                                                    --------------


BIOTECHNOLOGY 0.5%
FMC Finance III S.A.
  6.875%, due 7/15/17                  21,925,000       17,430,375
                                                    --------------


CHEMICALS 0.3%
Nova Chemicals Corp.
  5.953%, due 11/15/13 (i)             11,645,000        7,802,150
  6.50%, due 1/15/12                    1,965,000        1,552,350
                                                    --------------
                                                         9,354,500
                                                    --------------




18    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT            VALUE
YANKEE BONDS (CONTINUED)
COMMERCIAL SERVICES 0.1%
Quebecor World, Inc.
  8.75%, due 3/15/16
  (a)(e)                            $     460,000   $       64,400
  9.75%, due 1/15/15
  (a)(e)                               26,020,000        3,642,800
                                                    --------------
                                                         3,707,200
                                                    --------------

DIVERSIFIED TELECOMMUNICATION SERVICES 0.3%
Digicel, Ltd.
  9.25%, due 9/1/12 (a)                12,255,000        9,558,900
                                                    --------------


ELECTRIC 0.7%
Intergen N.V.
  9.00%, due 6/30/17 (a)               29,015,000       23,212,000
                                                    --------------


ELECTRONICS 1.2%
V  NXP B.V./NXP Funding
  LLC
  7.875%, due 10/15/14                 77,312,000       38,269,440
                                                    --------------


ENTERTAINMENT 0.2%
Galaxy Entertainment
  Finance Co., Ltd.
  9.875%, due 12/15/12 (a)             19,395,000        7,370,100
                                                    --------------


FOREST PRODUCTS & PAPER 0.9%
Bowater Canada Finance
  7.95%, due 11/15/11                   1,700,000          527,000
Catalyst Paper Corp.
  7.375%, due 3/1/14                    5,405,000        2,810,600
  Series D
  8.625%, due 6/15/11                  10,075,000        5,944,250
Smurfit Capital Funding
  PLC
  7.50%, due 11/20/25                  26,050,000       19,016,500
                                                    --------------
                                                        28,298,350
                                                    --------------

INSURANCE 0.3%
Fairfax Financial
  Holdings, Ltd.
  7.375%, due 4/15/18 (b)               6,117,000        4,648,920
  7.75%, due 7/15/37                    4,810,000        3,126,500
  8.30%, due 4/15/26                    2,375,000        1,781,250
                                                    --------------
                                                         9,556,670
                                                    --------------

MEDIA 2.0%
CanWest MediaWorks, Inc.
  8.00%, due 9/15/12                   10,279,790        6,579,066
CanWest MediaWorks, L.P.
  9.25%, due 8/1/15 (a)                10,200,000        6,222,000
Quebecor Media, Inc.
  7.75%, due 3/15/16                   14,495,000       10,037,788
  7.75%, due 3/15/16                   22,075,000       15,286,937
Sun Media Corp.
  7.625%, due 2/15/13                      40,000           33,600
Videotron Ltee
  6.875%, due 1/15/14                   2,851,000        2,366,330
Videotron, Ltd.
  9.125%, due 4/15/18 (a)              29,300,000       26,003,750
                                                    --------------
                                                        66,529,471
                                                    --------------

PHARMACEUTICALS 0.2%
Angiotech Pharmaceuticals,
  Inc.
  6.56%, due 12/1/13 (i)                9,770,000        5,959,700
                                                    --------------


TELECOMMUNICATIONS 2.8%
Inmarsat Finance PLC
  (zero coupon), due
  11/15/12 10.375%,
  beginning 11/15/08                   22,335,000       17,756,325
Intelsat Subsidiary
  Holding Co., Ltd.
  8.50%, due 1/15/13 (a)               25,720,000       22,376,400
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                  25,130,000       19,601,400
Nortel Networks, Ltd.
  6.875%, due 9/1/23                    3,000,000        1,110,000
  10.75%, due 7/15/16                  18,145,000        9,571,487
  10.75%, due 7/15/16 (a)              14,595,000        7,698,863
Rogers Wireless, Inc.
  8.00%, due 12/15/12                   1,180,000        1,100,350
  9.625%, due 5/1/11                   10,427,000       10,847,948
Satelites Mexicanos S.A.
  de C.V.
  12.512%, due 11/30/11
  (i)                                   1,926,800        1,040,472
                                                    --------------
                                                        91,103,245
                                                    --------------

TRANSPORTATION 0.4%
CEVA Group PLC
  10.00%, due 9/1/14 (a)               10,180,000        7,329,600
Kansas City Southern de
  Mexico S.A. de C.V.
  7.375%, due 6/1/14                    6,619,000        5,179,367
                                                    --------------
                                                        12,508,967
                                                    --------------
Total Yankee Bonds
  (Cost $482,042,995)                                  326,515,318
                                                    --------------
Total Long-Term Bonds
  (Cost $3,963,406,138)                              2,886,289,630
                                                    --------------



                                           SHARES

COMMON STOCKS 0.9%
------------------------------------------------------------------

ADVERTISING 0.0%++
Vertis Holdings, Inc.
  (c)(d)(g)                                10,372              104
                                                    --------------


AIRLINES 0.3%
Delta Air Lines, Inc. (g)                 977,140       10,728,997
                                                    --------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayfunds.com     19


                                           SHARES            VALUE
COMMON STOCKS (CONTINUED)

COMMERCIAL SERVICES 0.0%++
Dinewise, Inc. (c)(d)(g)                8,434,374   $       84,344
                                                    --------------


MACHINERY--CONSTRUCTION & MINING 0.0%++
Joy Global, Inc.                           18,081          523,987
                                                    --------------


MEDIA 0.2%
Adelphia (Escrow Shares)
  (c)                                  12,365,000               12
Adelphia Contingent Value
  Vehicle (c)(d)(g)                    15,507,390          155,074
AH Belo Corp. Class A                      86,040          284,793
Haights Cross
  Communications, Inc.
  (c)(d)(f)                             1,630,227        5,542,772
Ziff Davis Media, Inc.
  (Physical certificates)
  (c)(d)(g)                                24,932              249
                                                    --------------
                                                         5,982,900
                                                    --------------

RETAIL 0.2%
Star Gas Partners, L.P.
  (g)                                   2,392,690        5,311,772
                                                    --------------


SOFTWARE 0.1%
Quadramed Corp. (c)(g)                    326,739        1,944,097
                                                    --------------


TELECOMMUNICATIONS 0.1%
Loral Space &
  Communications, Ltd. (g)                327,283        3,763,754
Remote Dynamics, Inc. (g)                      18                0(n)
                                                    --------------
                                                         3,763,754
                                                    --------------
Total Common Stocks
  (Cost $92,938,804)                                    28,339,955
                                                    --------------


CONVERTIBLE PREFERRED STOCK 0.4%
------------------------------------------------------------------

SOFTWARE 0.4%
QuadraMed Corp. (a)(c)(f)
  5.50%                                   950,000       12,435,500
                                                    --------------
Total Convertible
  Preferred Stock
  (Cost $22,798,000)                                    12,435,500
                                                    --------------


PREFERRED STOCK 0.9%
------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS 0.9%
Sovereign Real Estate
  Investment Corp.
  12.00% (a)(c)                            29,881       28,461,653
                                                    --------------
Total Preferred Stock
  (Cost $26,447,356)                                    28,461,653
                                                    --------------



                                        NUMBER OF
                                         WARRANTS            VALUE

WARRANTS 0.0%++
------------------------------------------------------------------

MEDIA 0.0%++
Haights Cross
  Communications, Inc.
  Strike Price $0.01
  Expire 12/10/11
  (c)(d)(f)(g)                             13,754   $       46,626
                                                    --------------
Total Warrants
  (Cost $4,097)                                             46,626
                                                    --------------



                                           SHARES
SHORT-TERM INVESTMENTS 7.0%
------------------------------------------------------------------

INVESTMENT COMPANY 0.5%
State Street Navigator
  Securities Lending Prime
  Portfolio (m)                        18,446,698       18,446,698
                                                    --------------
Total Investment Company
  (Cost $18,446,698)                                    18,446,698
                                                    --------------



                                        PRINCIPAL
                                           AMOUNT
REPURCHASE AGREEMENT 6.5%
State Street Bank and
  Trust Co. 0.10%, dated
  10/31/08
  due 11/3/08
  Proceeds at Maturity
  $210,369,605
  (Collateralized by a
  Federal Home Loan Bank
  Security with a rate of
  3.351% and a maturity
  date of 1/23/09, with a
  Principal Amount of
  $214,580,000 and a
  Market Value of
  $214,580,000)                     $ 210,367,852      210,367,852
                                                    --------------
Total Repurchase Agreement
  (Cost $210,367,852)                                  210,367,852
                                                    --------------
Total Short-Term
  Investments
  (Cost $228,814,550)                                  228,814,550
                                                    --------------
Total Investments
  (Cost $4,334,408,945)
  (o)                                        97.9%   3,184,387,914
Cash and Other Assets,
  Less Liabilities                            2.1       68,647,727
                                            -----     ------------
Net Assets                                  100.0%  $3,253,035,641
                                            =====     ============







20    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $18,116,261; cash collateral of
     $18,446,698 (included in liabilities) was
     received with which the Fund purchased
     highly liquid short-term investments.
(c)  Illiquid security.  The total market
     value of these securities at October 31,
     2008 is $54,960,514, which represents
     1.7% of the Fund's net assets.
(d)  Fair valued security. The total market
     value of these securities at October 31,
     2008 is $12,100,513 which represents 0.4%
     of the Fund's net assets.
(e)  Issue in default.
(f)  Restricted security.
(g)  Non-income producing security.
(h)  PIK ("Payment in Kind") - interest or
     dividend payment is made with additional
     securities.
(i)  Floating rate.  Rate shown is the rate in
     effect at October 31, 2008.
(j)  Floating Rate Loan - generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at October 31,
     2008. Floating Rate Loans are generally
     considered restrictive in that the Fund
     is ordinarily contractually obligated to
     receive consent from the Agent Bank
     and/or borrower prior to disposition of a
     Floating Rate Loan.
(k)  This security has additional commitments
     and contingencies. Principal amount and
     value exclude unfunded commitment.
(l)  Yankee Bond - dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(m)  Represents a security, or a portion
     thereof purchased with cash collateral
     received for securities on loan.
(n)  Less than one dollar.
(o)  At October 31, 2008, cost is
     $4,342,874,287 for federal income tax
     purposes and net unrealized depreciation
     is as follows:



Gross unrealized appreciation    $    15,007,431
Gross unrealized depreciation     (1,173,493,804)
                                 ---------------
Net unrealized depreciation      $(1,158,486,373)
                                 ===============





The following abbreviation is used in the above portfolio:

C$   --Canadian Dollar




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayfunds.com     21

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $4,334,408,945)
  including $18,116,261 market
  value of securities loaned        $ 3,184,387,914
Cash denominated in foreign
  currency (identified cost
  $863,145)                                 710,222
Cash                                        183,090
Receivables:
  Dividends and interest                 93,125,030
  Fund shares sold                       18,638,366
  Investment securities sold             14,904,472
Other assets                                 98,109
                                    ---------------
     Total assets                     3,312,047,203
                                    ---------------
LIABILITIES:
Unrealized depreciation on
  unfunded commitments                    2,491,037
Securities lending collateral            18,446,698
Payables:
  Investment securities purchased        18,954,035
  Fund shares redeemed                    6,703,464
  Manager (See Note 3)                    1,626,486
  Transfer agent (See Note 3)             1,397,193
  NYLIFE Distributors (See Note 3)        1,099,217
  Shareholder communication                 538,738
  Professional fees                         373,666
  Custodian                                  77,494
  Trustees                                   12,004
Accrued expenses                             15,738
Dividend payable                          7,275,792
                                    ---------------
     Total liabilities                   59,011,562
                                    ---------------
Net assets                          $ 3,253,035,641
                                    ===============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                 $     7,082,576
Additional paid-in capital            5,095,087,461
                                    ---------------
                                      5,102,170,037
Accumulated distributions in
  excess of net investment income       (14,731,278)
Accumulated net realized loss on
  investments and foreign currency
  transactions                         (681,732,022)
Net unrealized depreciation on
  investments                        (1,150,021,031)
Net unrealized depreciation on
  unfunded commitments                   (2,491,037)
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign
  currencies                               (159,028)
                                    ---------------
Net assets                          $ 3,253,035,641
                                    ===============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $   201,850,348
                                    ===============
Shares of beneficial interest
  outstanding                            43,623,945
                                    ===============
Net asset value per share
  outstanding                       $          4.63
Maximum sales charge (4.50% of
  offering price)                              0.22
                                    ---------------
Maximum offering price per share
  outstanding                       $          4.85
                                    ===============
CLASS A
Net assets applicable to
  outstanding shares                $ 1,835,089,517
                                    ===============
Shares of beneficial interest
  outstanding                           399,300,791
                                    ===============
Net asset value per share
  outstanding                       $          4.60
Maximum sales charge (4.50% of
  offering price)                              0.22
                                    ---------------
Maximum offering price per share
  outstanding                       $          4.82
                                    ===============
CLASS B
Net assets applicable to
  outstanding shares                $   431,397,943
                                    ===============
Shares of beneficial interest
  outstanding                            94,370,574
                                    ===============
Net asset value and offering price
  per share outstanding             $          4.57
                                    ===============
CLASS C
Net assets applicable to
  outstanding shares                $   276,417,979
                                    ===============
Shares of beneficial interest
  outstanding                            60,443,341
                                    ===============
Net asset value and offering price
  per share outstanding             $          4.57
                                    ===============
CLASS I
Net assets applicable to
  outstanding shares                $   508,239,171
                                    ===============
Shares of beneficial interest
  outstanding                           110,510,139
                                    ===============
Net asset value and offering price
  per share outstanding             $          4.60
                                    ===============
CLASS R2
Net assets applicable to
  outstanding shares                $        40,683
                                    ===============
Shares of beneficial interest
  outstanding                                 8,848
                                    ===============
Net asset value and offering price
  per share outstanding             $          4.60
                                    ===============






22    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                          $   345,392,059
  Dividends                               2,135,803
  Income from securities loaned-
     net                                  1,800,582
                                    ---------------
     Total income                       349,328,444
                                    ---------------
EXPENSES:
  Manager (See Note 3)                   23,211,532
  Distribution/Service--Investor
     Class (See Note 3)                     352,264
  Distribution/Service--Class A
     (See Note 3)                         6,217,887
  Service--Class B (See Note 3)           1,627,681
  Service--Class C (See Note 3)             926,799
  Distribution/Service--Class R2
     (See Note 3)                                38
  Transfer agent--Investor Class
     (See Note 3)                           351,848
  Transfer agent--Class A (See
     Note 3)                              4,490,050
  Transfer agent--Classes B and C
     (See Note 3)                         2,232,939
  Transfer agent--Classes I and R2

     (See Note 3)                         1,132,656
  Distribution--Class B (See Note
     3)                                   4,883,042
  Distribution--Class C (See Note
     3)                                   2,780,397
  Shareholder communication               1,285,936
  Professional fees                       1,222,969
  Recordkeeping (a)                         337,588
  Registration                              160,212
  Trustees                                  139,936
  Custodian                                  96,024
  Shareholder service--Class R2
     (See Note 3)                                15
  Miscellaneous                             179,486
                                    ---------------
     Total expenses                      51,629,299
                                    ---------------
Net investment income                   297,699,145
                                    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions             $   (82,551,413)
  Foreign currency transactions             314,914
                                    ---------------
Net realized loss on investments
  and foreign currency
  transactions                          (82,236,499)
                                    ---------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions and
     unfunded commitments            (1,161,223,364)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts            (345,270)
                                    ---------------
Net change in unrealized
  appreciation on investments,
  unfunded commitments and foreign
  currency transactions              (1,161,568,634)
                                    ---------------
Net realized and unrealized loss
  on investments, unfunded
  commitments and foreign currency
  transactions                       (1,243,805,133)
                                    ---------------
Net decrease in net assets
  resulting from operations         $  (946,105,988)
                                    ===============




(a) Effective August 1, 2008, the pricing and recordkeeping services fee is included in the Manager fee.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayfunds.com     23

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007



                                        2008              2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $   297,699,145   $   311,090,714
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                   (82,236,499)       32,258,127
 Net change in unrealized
  appreciation on
  investments, unfunded
  commitments and foreign
  currency transactions       (1,161,568,634)      (35,887,346)
                             ---------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations               (946,105,988)      307,461,495
                             ---------------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Investor Class               (10,306,868)               --
    Class A                     (180,897,572)     (201,074,715)
    Class B                      (41,712,167)      (58,146,580)
    Class C                      (24,044,538)      (26,633,406)
    Class I                      (39,100,496)      (19,653,124)
    Class R2                          (1,209)               --
                             ---------------------------------
                                (296,062,850)     (305,507,825)
                             ---------------------------------
 Return of capital:
    Investor Class                  (315,923)               --
    Class A                       (5,544,831)               --
    Class B                       (1,278,552)               --
    Class C                         (737,008)               --
    Class I                       (1,198,500)               --
    Class R2                             (37)               --
                             ---------------------------------
                                  (9,074,851)               --
                             ---------------------------------
 Total dividends and
  distributions to
  shareholders                  (305,137,701)     (305,507,825)
                             ---------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                       1,094,308,642     1,182,140,958
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              216,335,785       211,122,679
 Cost of shares redeemed
  (a)                         (1,368,617,284)   (1,245,670,610)
                             ---------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions                (57,972,857)      147,593,027
                             ---------------------------------
    Net increase (decrease)
     in net assets            (1,309,216,546)      149,546,697

NET ASSETS:
Beginning of year              4,562,252,187     4,412,705,490
                             ---------------------------------
End of year                  $ 3,253,035,641   $ 4,562,252,187
                             =================================
Accumulated distributions
 in excess of net
 investment income at end
 of year                     $   (14,731,278)  $   (14,070,040)
                             =================================




(a) Cost of shares redeemed net of redemption fees of $359,519 and $212,054 for the years ended October 31, 2008 and 2007 (See Note 2(L)).



24    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS
                            --------------
                             FEBRUARY 28,
                                2008**                                       CLASS A
                                THROUGH       ---------------------------------------------------------------------
                              OCTOBER 31,                             YEAR ENDED OCTOBER 31,

                            ---------------------------------------------------------------------------------------
                                 2008            2008          2007          2006             2005          2004
Net asset value at
  beginning of period          $   5.97       $     6.35    $     6.33    $     6.22       $     6.32    $     6.05
                               --------       ----------    ----------    ----------       ----------    ----------
Net investment income              0.28 (a)         0.43 (a)      0.45 (a)      0.42 (a)         0.45          0.46 (a)
Net realized and
  unrealized gain (loss)
  on investments                  (1.33)           (1.74)         0.01          0.15 (e)        (0.09)         0.25
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                     0.00 +++         0.00 +++      0.00 +++     (0.00)+++         0.00 +++      0.02
                               --------       ----------    ----------    ----------       ----------    ----------
Total from investment
  operations                      (1.05)           (1.31)         0.46          0.57             0.36          0.73
                               --------       ----------    ----------    ----------       ----------    ----------
Less dividends and
  distributions:
  From net investment
     income                       (0.28)           (0.43)        (0.44)        (0.41)           (0.46)        (0.46)
  Return of capital               (0.01)           (0.01)           --         (0.05)              --            --
                               --------       ----------    ----------    ----------       ----------    ----------
Total dividends and
  distributions                   (0.29)           (0.44)        (0.44)        (0.46)           (0.46)        (0.46)
                               --------       ----------    ----------    ----------       ----------    ----------
Redemption fee (a)                 0.00 +++         0.00 +++      0.00 +++      0.00 +++         0.00 +++      0.00 +++
                               --------       ----------    ----------    ----------       ----------    ----------
Net asset value at end of
  period                       $   4.63       $     4.60    $     6.35    $     6.33       $     6.22    $     6.32
                               ========       ==========    ==========    ==========       ==========    ==========
Total investment return
  (b)(c)                         (18.54%)(f)      (22.00%)        7.41%         9.58%(d)(e)      5.86%        12.53%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            7.31% ++         7.33%         6.95%         6.77%            7.10%         7.44%
  Net expenses                     1.16% ++         1.07%         1.04%         1.06%            1.02%         1.01%
  Expenses (before
     reimbursement)                1.16% ++         1.07%         1.04%         1.07%(d)         1.02%         1.01%
Portfolio turnover rate              29%              29%           49%           58%              35%           41%
Net assets at end of
  period (in 000's)            $201,850       $1,835,090    $2,887,965    $2,806,800       $1,381,080    $1,279,164




                                                           CLASS C
                            --------------------------------------------------------------------



                                                   YEAR ENDED OCTOBER 31,

                            --------------------------------------------------------------------
                              2008        2007             2006              2005         2004
Net asset value at
  beginning of period       $   6.31    $   6.30         $   6.19          $   6.30     $   6.04
                            --------    --------         --------          --------     --------
Net investment income           0.38 (a)    0.40 (a)         0.38 (a)          0.40         0.42 (a)
Net realized and
  unrealized gain (loss)
  on investments               (1.73)       0.00 +++         0.15 (e)         (0.09)        0.24
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                  0.00 +++    0.00 +++        (0.00)+++          0.00 +++     0.02
                            --------    --------         --------          --------     --------
Total from investment
  operations                   (1.35)       0.40             0.53              0.31         0.68
                            --------    --------         --------          --------     --------
Less dividends and
  distributions:
  From net investment
     income                    (0.38)      (0.39)           (0.37)            (0.42)       (0.42)
  Return of capital            (0.01)         --            (0.05)               --           --
                            --------    --------         --------          --------     --------
Total dividends and
  distributions                (0.39)      (0.39)           (0.42)            (0.42)       (0.42)
                            --------    --------         --------          --------     --------
Redemption fee (a)              0.00 +++    0.00 +++         0.00 +++          0.00 +++     0.00 +++
                            --------    --------         --------          --------     --------
Net asset value at end of
  period                    $   4.57    $   6.31         $   6.30          $   6.19     $   6.30
                            ========    ========         ========          ========     ========
Total investment return
  (b)(c)                      (22.60%)      6.63%            8.91%(d)(e)       5.04%       11.65%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         6.54%       6.20%            6.02%             6.35%        6.69%
  Net expenses                  1.86%       1.79%            1.81%             1.77%        1.76%
  Expenses (before
     reimbursement)             1.86%       1.79%            1.82%(d)          1.77%        1.76%
Portfolio turnover rate           29%         49%              58%               35%          41%
Net assets at end of
  period (in 000's)         $276,418    $422,348         $421,855          $401,923     $419,496



**   Commencement of operations.
++   Annualized.
+++  Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I and Class R2 shares are not subject to sales charges.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(f)  Total return is not annualized.





26    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                  CLASS B
      --------------------------------------------------------------



                          YEAR ENDED OCTOBER 31,

      --------------------------------------------------------------
        2008        2007         2006          2005          2004
      $   6.31    $   6.30    $     6.19    $     6.30    $     6.04
      --------    --------    ----------    ----------    ----------
          0.38 (a)    0.40 (a)      0.38 (a)      0.40          0.42 (a)
         (1.73)       0.00 ++       0.15 (e)     (0.08)         0.24

          0.00++      0.00 ++      (0.00)++       0.00 ++       0.02
      --------    --------    ----------    ----------    ----------
         (1.35)       0.40          0.53          0.32          0.68
      --------    --------    ----------    ----------    ----------

         (0.38)      (0.39)        (0.37)        (0.43)        (0.42)
         (0.01)         --         (0.05)           --            --
      --------    --------    ----------    ----------    ----------
         (0.39)      (0.39)        (0.42)        (0.43)        (0.42)
      --------    --------    ----------    ----------    ----------
          0.00 ++     0.00 ++       0.00 ++       0.00 ++       0.00 ++
      --------    --------    ----------    ----------    ----------
      $   4.57    $   6.31    $     6.30    $     6.19    $     6.30
      ========    ========    ==========    ==========    ==========
        (22.47%)      6.46%         8.92%(d)(e)   5.04%        11.65%

          6.53%       6.19%         6.02%         6.35%         6.69%
          1.86%       1.79%         1.81%         1.77%         1.76%
          1.86%       1.79%         1.82%(d)      1.77%         1.76%
            29%         49%           58%           35%           41%
      $431,398    $811,937    $1,067,018    $2,486,331    $2,814,176




                                CLASS I                               CLASS R2
      ----------------------------------------------------------    -----------
                                                      JANUARY 2,      MAY 1,
                                                        2004**         2008**
                                                       THROUGH        THROUGH
                 YEAR ENDED OCTOBER 31,              OCTOBER 31,    OCTOBER 31,

      -------------------------------------------------------------------------
        2008        2007        2006        2005         2004           2008
      $   6.35    $   6.34    $   6.22    $  6.32      $  6.24        $  5.99
      --------    --------    --------    -------      -------        -------
          0.44 (a)    0.47 (a)    0.44 (a)   0.48         0.41 (a)       0.21 (a)
         (1.73)       0.00 ++     0.16      (0.10)        0.07          (1.38)

          0.00++      0.00 ++    (0.00)++    0.00 ++      0.00 ++        0.00++
      --------    --------    --------    -------      -------        -------
         (1.29)       0.47        0.60       0.38         0.48          (1.17)
      --------    --------    --------    -------      -------        -------

         (0.45)      (0.46)      (0.43)     (0.48)       (0.40)         (0.21)
         (0.01)         --       (0.05)        --           --          (0.01)
      --------    --------    --------    -------      -------        -------
         (0.46)      (0.46)      (0.48)     (0.48)       (0.40)         (0.22)
      --------    --------    --------    -------      -------        -------
          0.00 ++     0.00 ++     0.00 ++    0.00 ++      0.00 ++        0.00 ++
      --------    --------    --------    -------      -------        -------
      $   4.60    $   6.35    $   6.34    $  6.22      $  6.32        $  4.60
      ========    ========    ========    =======      =======        =======
        (21.63%)      7.49%      10.02%(d)(e)6.12%        7.97%(f)     (20.13%)(f)

          7.57%       7.26%       7.03%      7.31%        7.79%++        7.48% ++
          0.87%       0.79%       0.80%      0.81%        0.66%++        1.20% ++
          0.87%       0.79%       0.81%      0.81%        0.66%++        1.20% ++
            29%         49%         58%        35%          41%            29%
      $508,239    $440,002    $117,032    $68,659      $22,868        $    41




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay High Yield Corporate Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. Class I shares commenced on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Class R2 shares commenced on December 14, 2007. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I and Class R2 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee. Class R2 shares are authorized to pay to the Manager, as defined in
Note 3, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R2 shares, a shareholder service fee.

The Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

The Fund invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans. As of October 31, 2008, 100% of total investments in loans were valued based on prices from such services.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other


28    MainStay High Yield Corporate Bond Fund
temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund held securities with a value of $12,100,513 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3 (A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.


                                                   mainstayinvestments.com    29

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. (See Note 5.)

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and idemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience


30    MainStay High Yield Corporate Bond Fund
financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(K) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6.)

(L) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(M) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million, 0.55% on assets from $500 million to $5 billion and 0.525% on assets in excess of $5 billion.

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $23,211,532.

Effective August 1, 2008, the fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $337,588 for the period November 1, 2007 to July 31, 2008.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general

                                                   mainstayinvestments.com    31
ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $30,903 and $391,680, respectively, for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $31, $10,580, $421,273 and $29,180, respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $8,207,493.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                        $  191,562     0.0%++
----------------------------------------------------
Class C                                87     0.0++
----------------------------------------------------
Class I                         4,779,344     0.9
----------------------------------------------------
Class R2                           19,810    48.7
----------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $150,510.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

             ACCUMULATED
               CAPITAL           OTHER          UNREALIZED           TOTAL
ORDINARY      AND OTHER        TEMPORARY       APPRECIATION       ACCUMULATED
 INCOME      GAIN (LOSS)      DIFFERENCES     (DEPRECIATION)      GAIN (LOSS)
   $--      $(677,403,540)   $(10,594,418)   $(1,161,136,438)   $(1,849,134,396)




The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sales deferrals, premium amortization adjustments, partnership adjustments and adjustments as a result of securities in default.

The other temporary differences are primarily due to distribution payable and defaulted bond interest.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments


32    MainStay High Yield Corporate Bond Fund
arising from permanent differences; net assets at October 31, 2008 are not affected.

   ACCUMULATED       ACCUMULATED NET
UNDISTRIBUTED NET        REALIZED        ADDITIONAL
    INVESTMENT        GAIN (LOSS) ON      PAID-IN
  INCOME (LOSS)        INVESTMENTS        CAPITAL
    $6,777,318          $2,030,834      $(8,808,152)

 --------------------------------------------------


The reclassifications for the Fund are primarily due to premium amortization adjustments, foreign currency gain (loss), paydown gain (loss), adjustments as a result of consent payments and return of capital distributions.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $677,403,540 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS       AMOUNTS
AVAILABLE THROUGH     (000'S)
       2009          $ 82,452
       2010           169,120
       2011           306,034
       2014            34,845
       2016            84,953


-----------------------------

                     $677,404
-----------------------------


The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                   2008           2007
Distributions paid from:
  Ordinary Income          $296,062,850   $305,507,825
  Return of Capital           9,074,851             --
------------------------------------------------------
                           $305,137,701   $305,507,825
------------------------------------------------------



NOTE 5--COMMITMENTS AND CONTINGENCIES:

At October 31, 2008, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                              UNFUNDED     UNREALIZED
 BORROWER                   COMMITMENT   DEPRECIATION
BHM Technologies LLC
  Revolver
  2.359%, due 11/20/08      $3,314,732    $  (132,589)
-----------------------------------------------------
Community Health Systems,
  Inc. Delayed Draw Term
  Loan 1.00%, due 7/25/14    1,949,553       (373,432)
-----------------------------------------------------
Lender Processing
  Services, Inc. Revolver
  0.50%, due 7/2/13          5,166,667     (1,291,666)
-----------------------------------------------------
LNR Property Corp.
  Tranche A2 Term Loan
  0.50%, due 7/12/09         1,415,000       (693,350)
-----------------------------------------------------
                                          $(2,491,037)
-----------------------------------------------------



The commitment is available until maturity date of the security.

NOTE 6--FOREIGN CURRENCY AND RESTRICTED SECURITIES:

As of October 31, 2008, the Fund held the following foreign currency:

                         CURRENCY       COST       VALUE
Canadian Dollar     CAD  856,030     $863,145    $710,222
---------------------------------------------------------





                                                   mainstayinvestments.com    33

As of October 31, 2008, the Fund held the following restricted securities:

                                                        PRINCIPAL
                                                          AMOUNT/
                                                        NUMBER OF                               PERCENTAGE
                                         DATE(S) OF     WARRANTS/                    10/31/08       OF NET
 SECURITY                               ACQUISITION        SHARES          COST         VALUE       ASSETS
At Home Corp.
  Convertible Bond                          7/25/01   $61,533,853   $         0   $     6,153          0.0%++
----------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Common Stock                              8/31/07     1,630,227    18,548,475     5,542,772          0.2
  Warrants                           1/22/04-9/6/07        13,754         4,097        46,626          0.0++
----------------------------------------------------------------------------------------------------------
QuadraMed Corp.
  Convertible Preferred Stock 5.50%         6/16/04       950,000    22,798,000    12,435,500          0.4
----------------------------------------------------------------------------------------------------------
                                                                    $41,350,572   $18,031,051          0.6
----------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.

NOTE 7--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 8--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008 these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008 the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were $1,133,497 and $1,068,721 respectively.

NOTE 10--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                  SHARES           AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                   4,557,981   $   26,497,030
Shares issued to
  shareholders in
  reinvestment of dividends   1,631,896        9,176,570
Shares redeemed              (5,564,259)     (31,581,862)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                    625,618        4,091,738
Shares converted into
  Investor Class (See Note
  1)                         45,857,130      268,437,800
Shares converted from
  Investor Class (See Note
  1)                         (2,858,803)     (16,336,797)
                             ---------------------------
Net increase                 43,623,945     $256,192,741
                             ===========================




(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                   91,709,161   $ 530,946,871
Shares issued to
  shareholders in
  reinvestment of
  dividends                   22,806,805     131,870,658
Shares redeemed             (141,198,113)   (817,912,644)
                            ----------------------------
Net decrease in shares
  outstanding before
  conversion                 (26,682,147)   (155,095,115)
Shares converted into
  Class A (See Note 1)        15,310,981      89,852,082
Shares converted from
  Class A (See Note 1)       (44,367,759)   (257,708,595)
                            ----------------------------
Net decrease                 (55,738,925)  $(322,951,628)
                            ============================
Year ended October 31,
  2007:
Shares sold                   99,431,054   $ 643,211,359
Shares issued to
  shareholders in
  reinvestment of
  dividends                   22,052,905     141,725,453
Shares redeemed             (129,932,472)   (834,750,297)
                            ----------------------------
Net decrease in shares
  outstanding before
  conversion                  (8,448,513)    (49,813,485)
Shares converted from
  Class B (See Note 1)        20,205,663     130,264,283
                            ----------------------------
Net increase                  11,757,150   $  80,450,798
                            ============================





34    MainStay High Yield Corporate Bond Fund

 CLASS B                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                    6,132,253   $  35,711,486
Shares issued to
  shareholders in
  reinvestment of
  dividends                    5,017,413      28,939,798
Shares redeemed              (31,105,623)   (179,967,645)
                            ----------------------------
Net decrease in shares
  outstanding before
  conversion                 (19,955,957)   (115,316,361)
Shares converted from
  Class B (See Note 1)       (14,287,468)    (84,244,490)
                            ----------------------------
Net decrease                 (34,243,425)  $(199,560,851)
                            ============================
Year ended October 31,
  2007:
Shares sold                    8,400,322   $  53,824,167
Shares issued to
  shareholders in
  reinvestment of
  dividends                    5,964,250      38,174,939
Shares redeemed              (34,820,997)   (223,014,325)
                            ----------------------------
Net decrease in shares
  outstanding before
  conversion                 (20,456,425)   (131,015,219)
Shares reacquired upon
  conversion into Class A
  (See Note 1)               (20,300,177)   (130,264,283)
                            ----------------------------
Net decrease                 (40,756,602)  $(261,279,502)
                            ============================


 CLASS C                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                   13,274,273   $  76,853,924
Shares issued to
  shareholders in
  reinvestment of
  dividends                    2,587,539      14,868,368
Shares redeemed              (22,299,748)   (127,662,758)
                            ----------------------------
Net decrease                  (6,437,936)  $ (35,940,466)
                            ============================
Year ended October 31,
  2007:
Shares sold                   16,916,900   $ 108,719,617
Shares issued to
  shareholders in
  reinvestment of
  dividends                    2,477,332      15,848,601
Shares redeemed              (19,460,584)   (124,344,149)
                            ----------------------------
Net increase (decrease)          (66,352)  $     224,069
                            ============================

 CLASS I                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                   72,666,498   $ 424,248,877
Shares issued to
  shareholders in
  reinvestment of
  dividends                    5,491,601      31,479,145
Shares redeemed              (36,892,114)   (211,492,375)
                            ----------------------------
Net increase                  41,265,985   $ 244,235,647
                            ============================
Year ended October 31,
  2007:
Shares sold                   58,245,898   $ 376,385,815
Shares issued to
  shareholders in
  reinvestment of
  dividends                    2,404,837      15,373,686
Shares redeemed               (9,878,201)    (63,561,839)
                            ----------------------------
Net increase                  50,772,534   $ 328,197,662
                            ============================

 CLASS R2                         SHARES          AMOUNT
Period ended October 31,
  2008 (b):
Shares sold                        8,617   $      50,454
Shares issued to
  shareholders in
  reinvestment of
  dividends                          231           1,246
                            ----------------------------
Net increase                       8,848   $      51,700
                            ============================




(b) Class R2 was seeded April 30, 2008. Investment operations did not commence until May 1, 2008.


NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Corporate Bond Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Corporate Bond Fund of The MainStay Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008



36    MainStay High Yield Corporate Bond Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay High Yield Corporate Bond Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher

                                                   mainstayinvestments.com    37
shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio manager, the number of accounts managed by the portfolio manager and MacKay Shields' method for compensating portfolio manager. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio manager and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other


38    MainStay High Yield Corporate Bond Fund
profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreements for one year.


                                                   mainstayinvestments.com    39

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2008, the Fund designates approximately $335,847 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 96.5% for qualified interest income and 0.1% for the corporate dividends received deduction.

In January 2009, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).





40    MainStay High Yield Corporate Bond Fund

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST                                        COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Trustee since   Managers and President and                   since September 2008 (3
9/24/60    September       Chief Executive Officer                      funds); Director, Eclipse
           2008            (since April 2008) of New                    Funds Inc. since September
                           York Life Investment                         2008, (22 funds); Director,
                           Management LLC and New York                  ICAP Funds, Inc., since
                           Life Investment Management                   September 2008 (4 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                   mainstayinvestments.com    41

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Trustee since   Capital Management;                         since 2007 (3 funds);
JR.        2007            President--Shields/Alli-                    Director, Eclipse Funds
11/16/46                   ance, Alliance Capital                      Inc. since 2007 (22
                           Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------






42    MainStay High Yield Corporate Bond Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.



           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    43

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------






44    MainStay High Yield Corporate Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A014644              (RECYCLE LOGO)         MS308-08         MSHY11-12/08
                                                                          08

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INTERNATIONAL EQUITY FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INTERNATIONAL EQUITY FUND



                 The MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       15
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            32
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  33
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             37
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        37
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       37
---------------------------------------------

TRUSTEES AND OFFICERS                      38

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH WOULD LOWER PERFORMANCE.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE       FIVE         TEN
TOTAL RETURNS               YEAR     YEARS(1)    YEARS(1)
---------------------------------------------------------
With sales charges         (36.49%)    4.48%       2.96%
Excluding sales charges    (32.79)     5.67        3.54




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE       FIVE         TEN
TOTAL RETURNS               YEAR     YEARS(1)    YEARS(1)
---------------------------------------------------------
With sales charges         (36.37%)    4.52%       2.97%
Excluding sales charges    (32.67)     5.71        3.56




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE       FIVE         TEN
TOTAL RETURNS               YEAR     YEARS(1)    YEARS(1)
---------------------------------------------------------
With sales charges         (36.36%)    4.52%       2.77%
Excluding sales charges    (33.36)     4.85        2.77




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)


1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC, and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC,

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE       FIVE         TEN
TOTAL RETURNS               YEAR     YEARS(1)    YEARS(1)
---------------------------------------------------------
With sales charges         (33.92%)    4.85%       2.77%
Excluding sales charges    (33.32)     4.85        2.77




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)



CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      ONE       FIVE         TEN
TOTAL RETURNS      YEAR     YEARS(1)    YEARS(1)
------------------------------------------------
                  (32.44%)    6.25%       3.90%




                                                             (PERFORMANCE GRAPH)



CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      ONE       FIVE         TEN
TOTAL RETURNS      YEAR     YEARS(1)    YEARS(1)
------------------------------------------------
                  (32.53%)    6.07%       3.76%




                                                             (PERFORMANCE GRAPH)


   and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been 5.63% for Class A, 4.76% for Class B, 4.80% for Class C, 6.23% for Class I, 6.04% for Class R1 and 5.85% for Class R2 for the five-year period ended October 31, 2008, and 3.52% for Class A, 2.72% for Class B, 2.74% for Class C, 3.89% for Class I, 3.75% for Class R1 and 3.53% for Class R2 for the ten-year period then ended. Investor Class and Class R3 shares were not affected, because the reimbursement occurred prior to the launch of these share classes.
2. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.

THE FOOTNOTES ON THE PRECEDING PAGE AND THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay International Equity Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      ONE       FIVE         TEN
TOTAL RETURNS      YEAR     YEARS(1)    YEARS(1)
------------------------------------------------
                  (32.63%)    5.90%       3.56%




                                                             (PERFORMANCE GRAPH)



CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      ONE      FIVE     TEN
TOTAL RETURNS      YEAR     YEARS    YEARS
------------------------------------------
                  (32.86%)   5.45%    3.27%




                                                             (PERFORMANCE GRAPH)



 BENCHMARK PERFORMANCE                                   ONE      FIVE     TEN
                                                        YEAR     YEARS    YEARS
-------------------------------------------------------------------------------
MSCI EAFE(R) Index(5)                                  (46.62%)   3.60%    1.67%
Average Lipper international multi-cap core fund(6)    (47.01)    3.13     2.93



3. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I, R1 and R2 shares might have been lower.
4. Performance figures for Class R3 shares which were first offered on April 28, 2006, include the historical performance of Class B shares through April 27, 2006, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
5. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. The MSCI EAFE(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
6. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTES ON THE TWO PRECEDING PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
THE EXAMPLE BELOW IS INTENDED TO DESCRIBE THE FEES AND EXPENSES BORNE BY SHAREHOLDERS DURING THE SIX-MONTH PERIOD FROM MAY 1, 2008, TO OCTOBER 31, 2008, AND THE IMPACT OF THOSE COSTS ON YOUR INVESTMENT.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $734.60         $ 7.41         $1,016.60         $ 8.62
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $736.40         $ 5.76         $1,018.50         $ 6.70
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $732.20         $10.67         $1,012.80         $12.40
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $732.20         $10.67         $1,012.80         $12.40
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $737.20         $ 4.50         $1,020.00         $ 5.23
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00        $736.90         $ 4.93         $1,019.50         $ 5.74
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00        $736.10         $ 6.02         $1,018.20         $ 7.00
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00        $734.90         $ 7.11         $1,016.90         $ 8.26
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.70% for Investor Class, 1.32% for Class A, 2.45% for Class B and Class C, 1.03% for Class I, 1.13% for Class R1, 1.38% for Class R2 and 1.63% for Class
   R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.



8    MainStay International Equity Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2008

                        (PORTFOLIO COMPOSITION PIE CHART)


See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Roche Holding A.G. Genusscheine
    2.  Snam Rete Gas S.p.A.
    3.  Tesco PLC
    4.  Novartis A.G.(a)
    5.  Reed Elsevier N.V.
    6.  Nestle S.A. Registered
    7.  BP PLC(a)
    8.  NTT DoCoMo, Inc.
    9.  Enagas
   10.  Aflac, Inc.




(a) Security trades on more than one exchange.


                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER RUPAL J. BHANSALI OF MACKAY SHIELDS LLC,

THE FUND'S SUBADVISOR.

HOW DID MAINSTAY INTERNATIONAL EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay International Equity Fund returned -32.79% for Investor Class shares,(1) -32.67% for Class A shares, -33.36% for Class B shares and -33.32% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -32.44%, Class R1 shares returned -32.53%, Class R2 shares returned -32.63% and Class R3 shares returned -32.86%. All share classes outperformed the -47.01% return of the average Lipper(2) international multi-cap core fund and the -46.62% return of the MSCI EAFE(R) Index(3) for the 12 months ended October 31, 2008. The MSCI EAFE(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

Throughout the reporting period, we remained focused on the analysis of individual business models and sought to invest in quality companies. Our bottom-up security selection process is based on what we believe to be reasonable valuations rather than market perceptions. We attribute the Fund's outperformance to a number of factors, including overweight positions in the pharmaceuticals, biotechnology & life sciences and utilities industry groups, and underweight positions in banks, capital goods and materials. On a security selection basis, owning global pharmaceutical companies Roche Holdings and Novartis and Italian utility Snam Rete Gas contributed to the Fund's outperformance of the MSCI EAFE(R) Index.

DURING THE REPORTING PERIOD, WHICH INDUSTRY GROUPS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH INDUSTRY GROUPS WERE PARTICULARLY WEAK?

Pharmaceuticals and financials were the strongest industry group contributors to the Fund's relative performance during the reporting period. The Fund benefited from positive security selection and from underweight positions in banks and diversified financials. Much of the movement in the financials sector bore a direct relationship to the ongoing financial crisis. The utilities industry group was also a contributor to the Fund's relative performance, as holdings such as Snam Rete Gas and Terna outperformed the Index. In contrast, the Fund's holdings in consumer durables and food & staples retailing detracted from performance, mainly because of underperformance by Tesco and Puma. Tesco is a UK-based food retailer and the Fund's largest holding. Puma is a footwear and apparel manufacturer headquartered in Germany.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL FUND HOLDINGS DID PARTICULARLY WELL AND WHICH HOLDINGS WERE WEAK?

The strongest absolute and relative contributor to the Fund's performance was NTT DoCoMo, a Japan-based provider of various telecommunication services. Another strong contributor during the reporting period was Italian gas transmission company Snam Rete Gas. As a regulated utility, the company is assured of guaranteed rates of return on its asset base. A third contributor was Roche Holdings, a Switzerland-based global pharmaceutical company. Roche Holdings produces a diversified array of prescription drugs, including cardiovascular, autoimmune and oncology medicines.




Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

1. Performance for Investor Class shares prior to February 28, 2008, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 7 for more information on Lipper Inc.
3. See footnote on page 7 for more information on the MSCI EAFE(R) Index.


10    MainStay International Equity Fund

The weakest performer was Tesco. The company's shares performed poorly on indications that the United Kingdom is slipping into a recession--a situation that could pressure the company's revenues and margins. TNT NV, a Netherlands-based transport services company, also detracted from the Fund's performance. The weakening global economy could have a negative impact on express mail, the growth portion of the company's business. A third detractor was Mediaset, Italy's television broadcasting company. Its earnings forecasts continued to deteriorate as ad revenues weakened in tandem with the country's economy. The Fund reduced its position in Mediaset during the reporting period.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund's exposure to the energy sector was increased during the reporting period by adding to existing positions in Total and ENI, two global integrated oil companies. While global demand is slowing and the price of oil has fallen from recent record highs, we believe that major oil companies may still have sufficient room to benefit.

We either eliminated or trimmed a number of financial holdings, as the financials sector continued to suffer from credit issues. We sold the Fund's position in German automaker BMW as the strong euro and deteriorating economic conditions put pressure on the company's sales, margins and profits. In addition, we trimmed various consumer discretionary and indebted companies during the 12-month reporting period on the belief that weaker economic conditions could put pressure on companies that rely on discretionary consumer spending.

HOW WAS THE FUND POSITIONED RELATIVE TO THE MSCI EAFE(R) INDEX AT THE END OF OCTOBER 2008?

As of October 31, 2008, the Fund was overweight relative to the MSCI EAFE(R) Index in media, food & staples retailing and technology hardware & equipment. On the same date, the Fund was underweight relative to the Index in materials, banks and capital goods. The Fund held market-weight positions in energy and telecommunication services. These weightings result from our bottom-up research on individual companies that fall in these industry groups.

From a regional perspective, we continued to find fewer compelling investments in Japan than we did in Europe and the rest of Asia. As a result, the Fund holds an underweight position relative to the MSCI EAFE(R) Index in Japan.



The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2008




                                          SHARES           VALUE
COMMON STOCKS 86.8%+
----------------------------------------------------------------

BELGIUM 1.3%
Mobistar S.A. (Wireless
  Telecommunication Services)            106,500   $   7,065,686

                                                   -------------

DENMARK 0.1%
Novo-Nordisk A/S Class B
  (Pharmaceuticals)                        6,100         326,536
                                                   -------------


FRANCE 4.1%
Neopost S.A. (Office
  Electronics)                            48,620       4,067,765
Sanofi-Aventis S.A., ADR
  (Pharmaceuticals) (a)                   50,800       1,606,296
Societe Television Francaise
  1 (Media)                              587,284       7,532,028
Total S.A. (Oil, Gas &
  Consumable Fuels)                      154,100       8,463,905
                                                   -------------
                                                      21,669,994

                                                   -------------

GERMANY 4.6%
Beiersdorf A.G. (Personal
  Products)                               26,700       1,411,537
Hannover Rueckversicherung
  A.G. (Insurance)                       444,786      11,240,680
SAP A.G., Sponsored ADR
  (Software) (a)                          37,300       1,317,809
Siemens A.G. (Industrial
  Conglomerates)                         136,400       8,160,705
Siemens A.G., Sponsored ADR
  (Industrial Conglomerates)
  (a)                                     16,600         998,490
Wincor Nixdorf A.G.
  (Computers & Peripherals)               16,500         718,858
                                                   -------------
                                                      23,848,079

                                                   -------------

GREECE 2.5%
OPAP S.A. (Hotels,
  Restaurants & Leisure)                 595,548      13,049,130

                                                   -------------

HONG KONG 0.6%
Esprit Holdings, Ltd.
  (Specialty Retail)                     524,900       2,946,750

                                                   -------------

INDIA 0.1%
Infosys Technologies, Ltd.,
  Sponsored ADR (IT Services)
  (a)                                     19,500         571,740

                                                   -------------

ITALY 12.1%
Assicurazioni Generali S.p.A.
  (Insurance)                             57,900       1,459,499
ENI S.p.A. (Oil, Gas &
  Consumable Fuels)                      304,700       7,260,527
ENI S.p.A., Sponsored ADR
  (Oil, Gas & Consumable
  Fuels) (a)                               5,000         240,250
Intesa Sanpaolo S.p.A. RNC
  shares (Commercial Banks)              401,600       1,192,895
MediaSet S.p.A. (Media)                2,568,210      13,941,750
V  Snam Rete Gas S.p.A. (Gas
  Utilities)                           4,745,286      24,055,066
Terna S.p.A. (Electric
  Utilities)                           4,725,600      15,270,434
                                                   -------------
                                                      63,420,421
                                                   -------------

JAPAN 12.9%
Astellas Pharma, Inc.
  (Pharmaceuticals)                       96,000       3,924,649
Hoya Pentax HD Corp.
  (Electronic Equipment &
  Instruments)                           419,100       7,768,585
Keyence Corp. (Electronic
  Equipment & Instruments)                44,400       8,574,200
Murata Manufacturing Co.,
  Ltd. (Electronic Equipment
  & Instruments)                         117,900       4,085,938
Nintendo Co., Ltd. (Software)             18,310       5,774,921
Nintendo Co., Ltd., ADR
  (Software) (a)                          35,200       1,372,800
V  NTT DoCoMo, Inc. (Wireless
  Telecommunication Services)             11,504      18,251,756
OBIC Co., Ltd. (IT Services)              28,060       3,525,613
Otsuka Corp. (IT Services)                19,000         960,169
RICOH Co., Ltd. (Office
  Electronics)                           604,800       6,433,241
Santen Pharmaceutical Co.,
  Ltd. (Pharmaceuticals)                  94,800       2,410,975
Takeda Pharmaceutical Co.,
  Ltd. (Pharmaceuticals)                  67,300       3,391,760
Yamato Holdings Co., Ltd.
  (Air Freight & Logistics)              102,400       1,126,237
                                                   -------------
                                                      67,600,844

                                                   -------------

NETHERLANDS 5.6%
V  Reed Elsevier N.V. (Media)          1,499,743      20,067,787
TNT N.V. (Air Freight &
  Logistics)                             274,646       5,750,062
Unilever N.V., C.V.A. (Food
  Products) (b)                          141,700       3,416,078
                                                   -------------
                                                      29,233,927

                                                   -------------

SINGAPORE 1.6%
DBS Group Holdings, Ltd.
  (Commercial Banks)                     875,100       6,699,390
Venture Corp., Ltd.
  (Electronic Equipment &
  Instruments)                           406,600       1,478,554
                                                   -------------
                                                       8,177,944

                                                   -------------

SPAIN 3.8%
V  Enagas (Gas Utilities)                911,500      17,788,122
Indra Sistemas S.A. (IT
  Services)                               98,500       1,927,744
                                                   -------------
                                                      19,715,866

                                                   -------------

SWEDEN 0.7%
Svenska Handelsbanken Class A
  (Commercial Banks)                      47,100         862,447


 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. One of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.


12    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
SWEDEN (CONTINUED)
Telefonaktiebolaget LM
  Ericsson, Class B
  (Communications Equipment)             246,500   $   1,738,254
Telefonaktiebolaget LM
  Ericsson, Sponsored ADR
  (Communications Equipment)
  (a)                                    119,400         844,158
                                                   -------------
                                                       3,444,859
                                                   -------------

SWITZERLAND 15.7%
ABB, Ltd., Sponsored ADR
  (Electrical Equipment) (a)             134,800       1,772,620
ABB, Ltd. Registered
  (Electrical  Equipment) (c)            246,900       3,264,586
Actelion, Ltd. Registered
  (Biotechnology) (c)                     39,383       2,082,263
Alcon, Inc. (Health Care
  Equipment & Supplies)                   56,000       4,934,720
Geberit A.G. (Building
  Products)                               36,932       3,840,709
V  Nestle S.A. Registered
  (Food Products)                        495,400      19,310,424
V  Novartis A.G., ADR
  (Pharmaceuticals) (a)                  171,200       8,729,488
V  Novartis A.G. Registered
  (Pharmaceuticals)                      242,448      12,265,115
V  Roche Holding A.G.
  Genusscheine
  (Pharmaceuticals)                      161,825      24,769,869
Temenos Group A.G. Registered
  (Software) (c)                           4,833          61,074
UBS A.G. Registered (Capital
  Markets) (c)                            56,100         948,090
                                                   -------------
                                                      81,978,958

                                                   -------------

UNITED KINGDOM 17.9%
V  BP PLC (Oil, Gas &
  Consumable Fuels)                       73,400         606,585
V  BP PLC, Sponsored ADR
  (Oil, Gas & Consumable
  Fuels) (a)                             367,433      18,261,420
Cobham PLC (Aerospace &
  Defense)                             1,728,262       5,232,659
Diageo PLC (Beverages)                   305,461       4,678,827
GlaxoSmithKline PLC
  (Pharmaceuticals)                       90,300       1,740,624
Michael Page International
  PLC (Professional Services)            144,200         466,092
Rolls-Royce Group PLC
  (Aerospace & Defense) (c)            1,374,699       7,291,591
Rolls Royce Group PLC, Class
  B
  (Aerospace & Defense) (d)           78,632,782         126,548
Royal Dutch Shell PLC Class
  A, ADR
  (Oil, Gas & Consumable
  Fuels) (a)                             186,200      10,391,822
Scottish & Southern Energy
  PLC
  (Electric Utilities)                   470,700       9,226,835
Shire, Ltd., ADR
  (Pharmaceuticals) (a)                   12,150         479,318
Shire, Ltd. (Pharmaceuticals)            318,100       4,205,042
V  Tesco PLC (Food & Staples
  Retailing)                           3,875,835      21,186,050
Vodafone Group PLC, ADR
  (Wireless Telecommunication
  Services) (a)                          493,624       9,512,134
                                                   -------------
                                                      93,405,547
                                                   -------------

UNITED STATES 3.2%
V   Aflac, Inc. (Insurance)              360,158      15,947,797
Synthes, Inc. (Health Care
  Equipment & Supplies)                    4,500         581,020
                                                   -------------
                                                      16,528,817
                                                   -------------
Total Common Stocks
  (Cost $556,640,523)                                452,985,098
                                                   -------------


EXCHANGE TRADED FUNDS 4.4% (E)
----------------------------------------------------------------

UNITED STATES 4.4%
iShares MSCI EAFE Index Fund
  (Capital Markets) (f)                  136,800       6,104,016
iShares S&P Europe 350 Index
  Fund (Capital Markets)                 416,300      13,067,657
Vanguard Europe Pacific ETF
  (Capital Markets)                      127,500       3,562,350
                                                   -------------
Total Exchange Traded Funds
  (Cost $33,342,202)                                  22,734,023
                                                   -------------



                                       NUMBER OF
                                        WARRANTS
WARRANTS 1.1%
----------------------------------------------------------------

IRELAND 1.1%
Ryanair Holdings PLC Class A
  Strike Price E 0.000001
  Expire 4/3/18 (Airlines)
  (c)(g)                               1,749,827       5,988,197
                                                   -------------
Total Warrants
  (Cost $7,037,149)                                    5,988,197
                                                   -------------


                                       PRINCIPAL
                                          AMOUNT
SHORT-TERM INVESTMENT 0.6%
----------------------------------------------------------------

REPURCHASE AGREEMENT 0.6%
UNITED STATES 0.6%
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $2,996,071 (Collateralized
  by Federal Home Loan Bank
  Security with a rate of
  2.673% and a maturity date
  of 3/4/09, with a Principal
  Amount of $3,050,000 and a
  Market Value of $3,057,625)
  (Capital Markets)                  $ 2,996,046       2,996,046
                                                   -------------
Total Short-Term Investment
  (Cost $2,996,046)                                    2,996,046
                                                   -------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 13


                                                           VALUE
Total Investments
  (Cost $600,015,920) (h)                   92.9%  $ 484,703,364
Cash and Other Assets,
  Less Liabilities                           7.1      37,309,334
                                           -----    ------------
Net Assets                                 100.0%  $ 522,012,698
                                           =====    ============






+++ On a daily basis NYLIM confirms that the value of the Fund's liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)  ADR--American Depositary Receipt.
(b)  CVA--Certificaten Van Aandelen.
(c)  Non-income producing security.
(d)  Fair valued security. The total market
     value of this security at October 31,
     2008 is $126,548, which represents less
     than one-tenth of a percent of the Fund's net assets.
(e) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(f)  Morgan Stanley Capital International
     Europe, Australasia and Far East Index
     (MSCI EAFE Index) is an unmanaged free
     float-adjusted market-capitalization
     index that is designed to measure
     developed-market equity performance,
     excluding the United States and Canada.
     As of October 31, 2008, the MSCI EAFE
     Index consisted of the following 21
     developed-market country indices:
     Australia, Austria, Belgium, Denmark,
     Finland, France, Germany, Greece, Hong
     Kong, Ireland, Italy, Japan, the
     Netherlands, New Zealand, Norway,
     Portugal, Singapore, Spain, Sweden,
     Switzerland and the United Kingdom.
(g)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(h)  At October 31, 2008, cost is $603,862,621
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized appreciation   $   7,943,513
     Gross unrealized depreciation    (127,102,770)
                                     -------------
     Net unrealized depreciation     $(119,159,257)
                                     =============





The following abbreviation is used in the above portfolio:
E--Euro


The table below sets forth the diversification of MainStay International Equity Fund investments by industry.

INDUSTRY DIVERSIFICATION (UNAUDITED)


                                                 VALUE    PERCENT(+)
Aerospace & Defense                       $ 12,650,798           2.4%
Air Freight & Logistics                      6,876,299           1.3
Airlines                                     5,988,197           1.1
Beverages                                    4,678,827           0.9
Biotechnology                                2,082,263           0.4
Building Products                            3,840,709           0.7
Capital Markets                             26,678,159           5.1
Commercial Banks                             8,754,732           1.7
Communications Equipment                     2,582,412           0.5
Computers & Peripherals                        718,858           0.1
Electric Utilities                          24,497,269           4.7
Electronical Equipment                       5,037,206           1.0
Electronic Equipment & Instruments          21,907,277           4.2
Food & Staples Retailing                    21,186,050           4.1
Food Products                               22,726,502           4.3
Gas Utilities                               41,843,188           8.0
Health Care Equipment & Supplies             5,515,740           1.1
Hotels, Restaurants & Leisure               13,049,130           2.5
Industrial Conglomerates                     9,159,195           1.8
Insurance                                   28,647,976           5.5
IT Services                                  6,985,266           1.3
Media                                       41,541,565           8.0
Office Electronics                          10,501,006           2.0
Oil, Gas & Consumable Fuels                 45,224,509           8.7
Personal Products                            1,411,537           0.3
Pharmaceuticals                             63,849,672          12.2
Professional Services                          466,092           0.1
Software                                     8,526,604           1.6
Specialty Retail                             2,946,750           0.6
Wireless Telecommunication Services         34,829,576           6.7
                                          ------------         -----
                                           484,703,364          92.9
Cash and Other Assets,
  Less Liabilities                          37,309,334           7.1
                                          ------------         -----
Net Assets                                $522,012,698         100.0%
                                          ============         =====





+    Percentages indicated are based on Fund
     net assets.





14    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $600,015,920)     $ 484,703,364
Cash denominated in foreign
  currencies (identified cost
  $18,522,931)                          17,932,313
Receivables:
  Investment securities sold             8,564,202
  Dividends and interest                 1,821,772
  Fund shares sold                         687,896
Other assets                                59,945
Unrealized appreciation on foreign
  currency forward contracts            20,208,208
                                     -------------
     Total assets                      533,977,700
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased        3,751,820
  Fund shares redeemed                     533,291
  Manager (See Note 3)                     360,714
  Custodian                                179,314
  Transfer agent (See Note 3)              145,074
  Shareholder communication                 91,862
  NYLIFE Distributors (See Note 3)          62,188
  Professional fees                         54,019
  Trustees                                   1,947
Accrued expenses                            17,134
Unrealized depreciation on foreign
  currency forward contracts             6,767,639
                                     -------------
     Total liabilities                  11,965,002
                                     -------------
Net assets                           $ 522,012,698
                                     =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $     476,814
Additional paid-in capital             644,140,140
                                     -------------
                                       644,616,954
Accumulated undistributed net
  investment income                     27,257,425
Accumulated net realized loss on
  investments, written option
  transactions and foreign currency
  transactions                         (47,404,469)
Net unrealized depreciation on
  investments                         (115,312,556)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                             12,855,344
                                     -------------
Net assets                           $ 522,012,698
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  35,428,601
                                     =============
Shares of beneficial interest
  outstanding                            3,231,661
                                     =============
Net asset value per share
  outstanding                        $       10.96
Maximum sales charge (5.50% of
  offering price)                             0.64
                                     -------------
Maximum offering price per share
  outstanding                        $       11.60
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $  63,469,856
                                     =============
Shares of beneficial interest
  outstanding                            5,783,445
                                     =============
Net asset value per share
  outstanding                        $       10.97
Maximum sales charge (5.50% of
  offering price)                             0.64
                                     -------------
Maximum offering price per share
  outstanding                        $       11.61
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $  37,098,187
                                     =============
Shares of beneficial interest
  outstanding                            3,647,619
                                     =============
Net asset value and offering price
  per share outstanding              $       10.17
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $  10,976,145
                                     =============
Shares of beneficial interest
  outstanding                            1,079,759
                                     =============
Net asset value and offering price
  per share outstanding              $       10.17
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 371,974,710
                                     =============
Shares of beneficial interest
  outstanding                           33,659,874
                                     =============
Net asset value and offering price
  per share outstanding              $       11.05
                                     =============
CLASS R1
Net assets applicable to
  outstanding shares                 $   2,754,928
                                     =============
Shares of beneficial interest
  outstanding                              250,827
                                     =============
Net asset value and offering price
  per share outstanding              $       10.98
                                     =============
CLASS R2
Net assets applicable to
  outstanding shares                 $     273,566
                                     =============
Shares of beneficial interest
  outstanding                               24,896
                                     =============
Net asset value and offering price
  per share outstanding              $       10.99
                                     =============
CLASS R3
Net assets applicable to
  outstanding shares                 $      36,705
                                     =============
Shares of beneficial interest
  outstanding                                3,352
                                     =============
Net asset value and offering price
  per share outstanding              $       10.95
                                     =============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 15

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  31,921,389
  Income from securities
     loaned--net                         1,356,417
  Interest                                 169,798
                                     -------------
     Total income                       33,447,604
                                     -------------
EXPENSES:
  Manager (See Note 3)                   6,576,565
  Transfer agent--Investor Class
     (See Note 3)                          123,268
  Transfer agent--Class A (See Note
     3)                                    259,221
  Transfer agent--Classes B and C
     (See Note 3)                          308,753
  Transfer agent--Classes I, R1, R2
     and R3
     (See Note 3)                          247,351
  Distribution--Class B (See Note
     3)                                    430,760
  Distribution--Class C (See Note
     3)                                    139,888
  Distribution--Class R3 (See Note
     3)                                        126
  Distribution/Service--Investor
     Class
     (See Note 3)                           66,310
  Distribution/Service--Class A
     (See Note 3)                          296,015
  Service--Class B (See Note 3)            143,587
  Service--Class C (See Note 3)             46,629
  Distribution/Service--Class R2
     (See Note 3)                              867
  Distribution/Service--Class R3
     (See Note 3)                              126
  Custodian                                357,819
  Professional fees                        139,528
  Shareholder communication                125,465
  Recordkeeping (b)                         78,797
  Registration                              98,449
  Trustees                                  26,495
  Shareholder service--Class R1
     (See Note 3)                            3,505
  Shareholder service--Class R2
     (See Note 3)                              347
  Shareholder service--Class R3
     (See Note 3)                               50
  Miscellaneous                             52,730
                                     -------------
     Total expenses before waiver        9,522,651
  Expense waiver from Manager (See
     Note 3)                              (137,416)
                                     -------------
     Net expenses                        9,385,235
                                     -------------
Net investment income                   24,062,369
                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions              $ (46,306,541)
  Written option transactions            2,438,310
  Foreign currency transactions          1,446,745
                                     -------------
Net realized loss on investments,
  written option transactions and
  foreign currency transactions        (42,421,486)
                                     -------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions               (269,608,721)
  Written option contracts               1,454,444
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts         13,868,886
                                     -------------
Net change in unrealized
  appreciation on investments,
  written option transactions and
  foreign currency transactions       (254,285,391)
                                     -------------
Net realized and unrealized loss on
  investments, written option
  transactions and foreign currency
  transactions                        (296,706,877)
                                     -------------
Net decrease in net assets
  resulting from operations          $(272,644,508)
                                     =============




(a) Dividends recorded net of foreign withholding taxes in the amount of $3,771,330.

(b) Effective August 1, 2008, the pricing and recordkeeping services fee is included in the Manager fee.



16    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008            2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  24,062,369   $  13,122,781
 Net realized gain (loss)
  on investments, written
  option transactions and
  foreign currency
  transactions                  (42,421,486)     75,893,233
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, written
  option transactions and
  foreign currency
  transactions                 (254,285,391)     38,713,858
                              -----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                   (272,644,508)    127,729,872
                              -----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Class A                        (598,461)       (695,182)
    Class I                      (5,317,732)     (4,859,067)
    Class R1                        (32,078)        (34,454)
    Class R2                         (1,893)         (2,755)
    Class R3                           (218)            (56)
                              -----------------------------
                                 (5,950,382)     (5,591,514)
                              -----------------------------
 From net realized gain on investments:
    Class A                     (16,879,290)     (9,929,084)
    Class B                      (7,486,636)     (4,875,985)
    Class C                      (2,504,890)     (1,282,100)
    Class I                     (57,826,273)    (35,093,105)
    Class R1                       (383,627)       (257,357)
    Class R2                        (32,779)        (27,504)
    Class R3                         (5,318)           (732)
                              -----------------------------
                                (85,118,813)    (51,465,867)
                              -----------------------------
 Total dividends and
  distributions to
  shareholders                  (91,069,195)    (57,057,381)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                      $ 123,377,421   $ 221,836,609
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              74,162,347      46,704,468
 Cost of shares redeemed
  (a)                          (236,089,020)   (169,504,999)
                              -----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (38,549,252)     99,036,078
                              -----------------------------
    Net increase (decrease)
     in net assets             (402,262,955)    169,708,569

NET ASSETS:
Beginning of year               924,275,653     754,567,084
                              -----------------------------
End of year                   $ 522,012,698   $ 924,275,653
                              =============================
Accumulated undistributed
 net investment income at
 end of year                  $  27,257,425   $   7,704,101
                              =============================



(a) Cost of shares redeemed net of redemption fee of $24,044 and $20,373 for the years ended October 31, 2008 and 2007, respectively.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                             INVESTOR
                               CLASS                                      CLASS A
                            ----------    -----------------------------------------------------------------------
                             FEBRUARY
                                28,
                              2008**
                              THROUGH
                              OCTOBER
                                31,                                YEAR ENDED OCTOBER 31,

                            -------------------------------------------------------------------------------------
                               2008          2008          2007             2006            2005          2004
Net asset value at
  beginning of period         $ 14.70       $ 18.09      $  16.69         $  13.53         $ 11.95       $ 10.50
                              -------       -------      --------         --------         -------       -------
Net investment income
  (loss) (a)                     0.36          0.41          0.22             0.24            0.15          0.07
Net realized and
  unrealized gain (loss)
  on investments                (4.31)        (6.10)         2.54             3.65 (b)        1.59          1.48
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                   0.21          0.30         (0.17)           (0.10)          (0.14)         0.03
                              -------       -------      --------         --------         -------       -------
Total from investment
  operations                    (3.74)        (5.39)         2.59             3.79            1.60          1.58
                              -------       -------      --------         --------         -------       -------
Less dividends and
  distributions:
  From net investment
     income                        --         (0.05)        (0.07)           (0.04)          (0.02)        (0.13)
  From net realized gain
     on investments                --         (1.68)        (1.12)           (0.59)             --            --
                              -------       -------      --------         --------         -------       -------
Total dividends and
  distributions                    --         (1.73)        (1.19)           (0.63)          (0.02)        (0.13)
                              -------       -------      --------         --------         -------       -------
Redemption fee (a)               0.00 ++       0.00 ++       0.00 ++          0.00 ++         0.00 ++       0.00 ++
                              -------       -------      --------         --------         -------       -------
Net asset value at end of
  period                      $ 10.96       $ 10.97      $  18.09         $  16.69         $ 13.53       $ 11.95
                              =======       =======      ========         ========         =======       =======
Total investment return
  (c)(f)                       (25.44%)(e)   (32.67%)       16.30%           29.11%(b)(d)    13.40%        15.11%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                      3.91% ++      2.79%         1.25%            1.65%           1.15%         0.60%
  Net expenses                   1.70% ++      1.47%         1.58%            1.62%           1.74%         1.90%
  Expenses (before
     recoupment/waiver/-
     reimbursement)              1.73% ++      1.47%         1.55%            1.67%(d)        1.76%           --
Portfolio turnover rate            82%           82%           49%              50%             51%           54%
Net assets at end of
  period (in 000's)           $35,429       $63,470      $186,738         $145,964         $87,204       $70,252




                                                          CLASS C
                            ------------------------------------------------------------------



                                                  YEAR ENDED OCTOBER 31,

                            ------------------------------------------------------------------
                               2008          2007          2006          2005          2004
Net asset value at
  beginning of period         $ 16.98       $ 15.77       $ 12.87       $ 11.44       $10.09
                              -------       -------       -------       -------       ------
Net investment income
  (loss) (a)                     0.29          0.09          0.13          0.05        (0.02)
Net realized and
  unrealized gain (loss)
  on investments                (5.69)         2.40          3.45 (b)      1.52         1.41
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                   0.27         (0.16)        (0.09)        (0.14)        0.03
                              -------       -------       -------       -------       ------
Total from investment
  operations                    (5.13)         2.33          3.49          1.43         1.42
                              -------       -------       -------       -------       ------
Less dividends and
  distributions:
  From net investment
     income                        --            --            --            --        (0.07)
  From net realized gain
     on investments             (1.68)        (1.12)        (0.59)           --           --
                              -------       -------       -------       -------       ------
Total dividends and
  distributions                 (1.68)        (1.12)        (0.59)           --        (0.07)
                              -------       -------       -------       -------       ------
Redemption fee (a)               0.00 ++       0.00 ++       0.00 ++       0.00 ++      0.00 ++
                              -------       -------       -------       -------       ------
Net asset value at end of
  period                      $ 10.17       $ 16.98       $ 15.77       $ 12.87       $11.44
                              =======       =======       =======       =======       ======
Total investment return
  (c)(f)                       (33.32%)       15.49%        28.15%(b)(d)  12.50%       14.16%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                      2.12%         0.53%         0.91%         0.40%       (0.15%)
  Net expenses                   2.39%         2.33%         2.37%         2.49%        2.65%
  Expenses (before
     recoupment/waiver/-
     reimbursement)              2.41%         2.30%         2.42%(d)      2.51%          --
Portfolio turnover rate            82%           49%           50%           51%          54%
Net assets at end of
  period (in 000's)           $10,976       $25,677       $17,026       $11,600       $6,718



**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(e)  Total return is not annualized.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principals.





18    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                               CLASS B
            ----------------------------------------------------------------------------



                                       YEAR ENDED OCTOBER 31,

            ----------------------------------------------------------------------------
               2008               2007               2006          2005          2004
              $ 16.99            $ 15.78            $ 12.88       $ 11.44       $ 10.09
              -------            -------            -------       -------       -------
                 0.28               0.09               0.15          0.05         (0.02)
                (5.70)              2.40               3.43 (b)      1.53          1.41

                 0.28              (0.16)             (0.09)        (0.14)        (0.03)
              -------            -------            -------       -------       -------
                (5.14)              2.33               3.49          1.44          1.42
              -------            -------            -------       -------       -------

                   --                 --                 --            --         (0.07)
                (1.68)             (1.12)             (0.59)           --            --
              -------            -------            -------       -------       -------
                (1.68)             (1.12)             (0.59)           --         (0.07)
              -------            -------            -------       -------       -------
                 0.00 ++            0.00 ++            0.00 ++       0.00 ++       0.00 ++
              -------            -------            -------       -------       -------
              $ 10.17            $ 16.99            $ 15.78       $ 12.88       $ 11.44
              =======            =======            =======       =======       =======
               (33.36%)            15.48%             28.13%(b)(d)  12.59%        14.16%

                 2.10%              0.52%              1.11%         0.40%        (0.15%)
                 2.40%              2.35%              2.37%         2.49%         2.65%
                 2.42%              2.30%              2.41%(d)      2.51%           --
                   82%                49%                50%           51%           54%
              $37,098            $76,081            $67,150       $88,410       $69,882




                                                                CLASS I
                      -------------------------------------------------------------------------------------------
                                                                                                       JANUARY 2,
                                                                                                         2004**
                                                                                                         THROUGH
                                                                                                         OCTOBER
                                       YEAR ENDED OCTOBER 31,                                              31,

                      -------------------------------------------------------------------------------------------
                         2008                       2007                      2006          2005          2004
                       $  18.23                   $  16.79                  $  13.60      $  12.02       $ 11.40
                       --------                   --------                  --------      --------       -------
                           0.50                       0.31                      0.33          0.23          0.12
                          (6.16)                      2.56                      3.66 (b)      1.59          0.49

                           0.30                      (0.16)                    (0.10)        (0.14)         0.01
                       --------                   --------                  --------      --------       -------
                          (5.36)                      2.71                      3.89          1.68          0.62
                       --------                   --------                  --------      --------       -------

                          (0.14)                     (0.15)                    (0.11)        (0.10)           --
                          (1.68)                     (1.12)                    (0.59)           --            --
                       --------                   --------                  --------      --------       -------
                          (1.82)                     (1.27)                    (0.70)        (0.10)           --
                       --------                   --------                  --------      --------       -------
                           0.00 ++                    0.00 ++                   0.00 ++       0.00 ++       0.00 ++
                       --------                   --------                  --------      --------       -------
                       $  11.05                   $  18.23                  $  16.79      $  13.60       $ 12.02
                       ========                   ========                  ========      ========       =======
                         (32.44%)                    16.96%                    29.94%(b)(d)  13.98%         5.44%(e)

                           3.48%                      1.80%                     2.22%         1.72%         1.33%++
                           1.03%                      1.03%                     1.01%         1.17%         1.17%++
                           1.05%                      1.02%                     1.08%(d)      1.19%           --
                             82%                        49%                       50%           51%           54%
                       $371,975                   $631,206                  $520,233      $135,643       $39,266




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         CLASS R1
                            ------------------------------------------------------------------
                                                                                    JANUARY 2,
                                                                                      2004**
                                                                                      THROUGH
                                                                                      OCTOBER
                                           YEAR ENDED OCTOBER 31,                       31,

                            ------------------------------------------------------------------
                               2008          2007          2006          2005          2004
Net asset value at
  beginning of period         $ 18.13       $16.71        $13.54        $12.00        $11.40
                              -------       ------        ------        ------        ------
Net investment income (a)        0.49         0.29          0.32          0.22          0.12
Net realized and
  unrealized gain (loss)
  on investments                (6.13)        2.55          3.64 (b)      1.54          0.47
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                   0.30        (0.16)        (0.10)        (0.14)         0.01
                              -------       ------        ------        ------        ------
Total from investment
  operations                    (5.34)        2.68          3.86          1.62          0.60
                              -------       ------        ------        ------        ------
Less dividends and
  distributions:
  From net investment
     income                     (0.13)       (0.14)        (0.10)        (0.08)           --
  From net realized gain
     on investments             (1.68)       (1.12)        (0.59)           --            --
                              -------       ------        ------        ------        ------
Total dividends and
  distributions                 (1.81)       (1.26)        (0.69)        (0.08)           --
                              -------       ------        ------        ------        ------
Redemption fee (a)               0.00 ++      0.00 ++       0.00 ++       0.00 ++       0.00 ++
                              -------       ------        ------        ------        ------
Net asset value at end of
  period                      $ 10.98       $18.13        $16.71        $13.54        $12.00
                              =======       ======        ======        ======        ======
Total investment return
  (c)(f)                       (32.53%)      16.88%        29.76%(b)(d)  13.57%         5.26%(e)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          3.40%        1.68%         2.19%         1.62%         1.23%++
  Net expenses                   1.13%        1.13%         1.12%         1.27%         1.27%++
  Expenses (before
     recoupment/waiver/-
     reimbursement)              1.15%        1.12%         1.17%(d)      1.29%           --
Portfolio turnover rate            82%          49%           50%           51%           54%
Net assets at end of
  period (in 000's)           $ 2,755       $4,158        $3,893        $3,325        $    1




                                        CLASS R3
                            --------------------------------
                                                  APRIL 28,
                                                    2006**
                                YEAR ENDED         THROUGH
                               OCTOBER 31,       OCTOBER 31,

                            --------------------------------
                              2008      2007         2006
Net asset value at
  beginning of period       $ 18.10    $16.70       $15.26
                            -------    ------       ------
Net investment income (a)      0.42      0.13         0.13
Net realized and
  unrealized gain (loss)
  on investments              (6.13)     2.64         1.35 (b)
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                 0.30     (0.17)       (0.04)
                            -------    ------       ------
Total from investment
  operations                  (5.41)     2.60         1.44
                            -------    ------       ------
Less dividends and
  distributions:
  From net investment
     income                   (0.06)    (0.08)          --
  From net realized gain
     on investments           (1.68)    (1.12)          --
                            -------    ------       ------
Total dividends and
  distributions               (1.74)    (1.20)          --
                            -------    ------       ------
Redemption fee (a)             0.00 ++   0.00 ++      0.00 ++
                            -------    ------       ------
Net asset value at end of
  period                    $ 10.95    $18.10       $16.70
                            =======    ======       ======
Total investment return
  (c)(f)                     (32.86%)   16.35%        9.44%(e)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income        2.93%     0.76%        1.60%++
  Net expenses                 1.63%     1.63%        1.59%++
  Expenses (before
     recoupment/waiver/-
     reimbursement)            1.65%     1.62%        1.70%(d)++
Portfolio turnover rate          82%       49%          50%
Net assets at end of
  period (in 000's)         $    37    $   57       $   11




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(e)  Total return is not annualized.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principals.





20    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                              CLASS R2

            ----------------------------------------------------------------------------
                                                                              JANUARY 2,
                                                                                2004**
                                                                                THROUGH
                                                                                OCTOBER
                                YEAR ENDED OCTOBER 31,                            31,

            ----------------------------------------------------------------------------
               2008               2007               2006          2005          2004

              $ 18.14            $16.72             $13.55        $11.99        $11.40
              -------            ------             ------        ------        ------

                 0.46              0.24               0.31          0.19          0.09
                (6.14)             2.57               3.62 (b)      1.57          0.49

                 0.30             (0.16)             (0.10)        (0.14)         0.01
              -------            ------             ------        ------        ------

                (5.38)             2.65               3.83          1.62          0.59
              -------            ------             ------        ------        ------


                (0.09)            (0.11)             (0.07)        (0.06)           --
                (1.68)            (1.12)             (0.59)           --            --
              -------            ------             ------        ------        ------

                (1.77)            (1.23)             (0.66)        (0.06)           --
              -------            ------             ------        ------        ------

                 0.00 ++           0.00 ++            0.00 ++       0.00 ++       0.00++
              -------            ------             ------        ------        ------

              $ 10.99            $18.14             $16.72        $13.55        $11.99
              =======            ======             ======        ======        ======

               (32.63%)           16.49%             29.53%(b)(d)  13.52%         5.18%(e)


                 3.24%             1.38%              2.07%         1.37%         0.98%++
                 1.38%             1.38%              1.37%         1.52%         1.52%++
                 1.40%             1.37%              1.42%(d)      1.54%           --
                   82%               49%                50%           51%           54%
              $   274            $  358             $  289        $  416        $    1




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay International Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on September 13, 1994. Class C shares commenced on September 1, 1998. Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. Class R3 shares commenced on April 28, 2006. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a


22    MainStay International Equity Fund
security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3(A), reflect the security's market value; and
(vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund held securities with a value of $126,548 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3 (A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


                                                   mainstayinvestments.com    23

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 5.)

(I) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Funds assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and



24    MainStay International Equity Fund

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Funds' cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(L) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(M) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.90% on assets up to $500 million and 0.85% on assets in excess of $500 million.


                                                   mainstayinvestments.com    25

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.70%; Class A, 1.37%; Class B, 2.45%; Class C, 2.45%; Class I, 1.03%; Class R1, 1.13%; Class R2, 1.38% and
Class R3, 1.63%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $6,576,565 and waived its fees in the amount of $137,416.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

     OCTOBER 31,
   2009       2011        TOTAL
$183,002    $137,416    $320,418
--------------------------------



Prior to April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.60%; Class B, 2.35%; Class C, 2.35%; Class I, 1.03%; Class R1, 1.13%; Class R2, 1.38% and Class R3, 1.63%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

Effective August 1, 2008, the fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $78,797 for the period from November 1, 2007 to July 31, 2008.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class, Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution and service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.



26    MainStay International Equity Fund

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $16,888 and $51,574, respectively, for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $3,811, $96,864 and $4,955, respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $938,593.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                       $       188     0.0%++
-------------------------------------------------
Class C                               121     0.0++
-------------------------------------------------
Class I                        62,400,983    16.8
-------------------------------------------------
Class R1                            1,223     0.0++
-------------------------------------------------
Class R2                            1,214     0.4
-------------------------------------------------
Class R3                            8,549    23.3
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $26,832.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

                 ACCUMULATED
                   CAPITAL         OTHER         UNREALIZED          TOTAL
   ORDINARY       AND OTHER      TEMPORARY      APPRECIATION      ACCUMULATED
    INCOME       GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
 $40,697,994    $(43,557,768)       $--         $(119,744,482)   $(122,604,256)
------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals, straddle loss deferrals and mark to market on foreign currency forward contracts.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED     ADDITIONAL
 NET INVESTMENT      GAIN (LOSS)       PAID-IN
  INCOME (LOSS)    ON INVESTMENTS      CAPITAL
   $1,441,337        $(1,441,340)        $3
-----------------------------------------------



The reclassifications for the Fund are primarily due to foreign currency gain
(loss) and resignation of distribution.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $43,557,768 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                   CAPITAL LOSS
       CAPITAL LOSS                  AMOUNTS
    AVAILABLE THROUGH                (000'S)
           2016                      $43,558
-----------------------------------------------------



The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                     2008          2007
Distribution paid from:
  Ordinary Income             $29,895,926   $20,206,341
  Long-Term Capital Gains      61,173,269    36,851,040
-------------------------------------------------------
                              $91,069,195   $57,057,381
-------------------------------------------------------





                                                   mainstayinvestments.com    27

NOTE 5--WRITTEN OPTIONS, FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY
TRANSACTIONS:

During the year ended October 31, 2008, the Fund had the following transactions in written options:

                               NUMBER OF
                               CONTRACTS     PREMIUM
Options Outstanding at
  October 31, 2007                16,586   $ 917,434
----------------------------------------------------
Options--Written                      --          --
----------------------------------------------------
Options--Expired                      --          --
----------------------------------------------------
Options--Canceled in closing
  transactions                   (16,586)   (917,434)
----------------------------------------------------
Options Outstanding at
  October 31, 2008                    --   $      --
----------------------------------------------------



As of October 31, 2008, the Fund held the following foreign currency contracts:

                                                       CONTRACT           CONTRACT        UNREALIZED
                                                         AMOUNT             AMOUNT     APPRECIATION/
                                                      PURCHASED               SOLD    (DEPRECIATION)
Foreign Currency Buy Contracts:
----------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  12/19/08                                     AUD   28,628,608     $   22,771,000      $ (3,825,023)
----------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 1/15/09         EUR    1,123,754          1,600,000          (170,242)
----------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring
  1/12/09                                      GBP    4,452,352          8,171,000        (1,031,938)
----------------------------------------------------------------------------------------------------




                                                      CONTRACT            CONTRACT
                                                        AMOUNT              AMOUNT
                                                          SOLD           PURCHASED
Foreign Currency Sale Contracts:
-------------------------------------------------------------------------------------------------------
Australian Dollar vs. Japanese Yen expiring
  3/5/09                                      AUD    7,900,000    JPY  441,452,000              694,854
-------------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring 11/28/08      EUR    5,723,000    JPY  828,575,242           (1,130,811)
-------------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring 2/19/09       EUR   13,400,000    JPY1,573,294,000              987,406
-------------------------------------------------------------------------------------------------------
Japanese Yen vs. Euro, expiring 11/28/08      JPY2,798,880,000    EUR   16,800,000            7,043,935
-------------------------------------------------------------------------------------------------------
Japanese Yen vs. Euro, expiring 2/19/09       JPY2,602,744,440    EUR   19,524,000            1,728,323
-------------------------------------------------------------------------------------------------------
Japanese Yen vs. Swedish Krona, expiring
  2/7/09                                      JPY  642,213,015    SEK   43,700,000              924,889
-------------------------------------------------------------------------------------------------------
Japanese Yen vs. Swiss Franc, expiring
  12/8/08                                     JPY4,524,804,000    CHF   43,845,000            8,167,674
-------------------------------------------------------------------------------------------------------
Pound Sterling vs. Canadian Dollar,
  expiring 1/9/09                             GBP    2,321,903    CAD    4,374,000               93,566
-------------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen, expiring
  12/8/08                                     CHF   11,460,000    JPY1,032,621,500             (609,625)
-------------------------------------------------------------------------------------------------------
Swedish Krona vs. Japanese Yen, expiring
  2/4/09                                      SEK   43,700,000    JPY  526,182,165              258,043
-------------------------------------------------------------------------------------------------------
Norwegian Krone vs. Japanese Yen, expiring
  2/6/09                                      NOK   28,200,000    JPY  376,963,500              309,518
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on foreign
  currency forward contracts                                                                $13,440,569
-------------------------------------------------------------------------------------------------------






28    MainStay International Equity Fund

As of October 31, 2008, the Fund held the following foreign currency:

                                                         CURRENCY                  COST           VALUE
Australian Dollar                             AUD       3,159,042      $      2,781,745     $ 2,099,341
-------------------------------------------------------------------------------------------------------
Canadian Dollar                               CAD       2,553,027             2,140,942       2,118,167
-------------------------------------------------------------------------------------------------------
Euro                                          EUR       1,674,835             2,151,335       2,134,660
-------------------------------------------------------------------------------------------------------
Hong Kong Dollar                              HKD       6,338,805               817,330         817,905
-------------------------------------------------------------------------------------------------------
Japanese Yen                                  JPY     522,283,058             5,088,632       5,301,828
-------------------------------------------------------------------------------------------------------
Norwegian Krone                               NOK       1,030,746               202,342         153,037
-------------------------------------------------------------------------------------------------------
Pound Sterling                                GBP       1,896,022             3,083,308       3,051,362
-------------------------------------------------------------------------------------------------------
Swedish Krona                                 SEK      17,481,666             2,253,998       2,252,792
-------------------------------------------------------------------------------------------------------
Swiss Franc                                   CHF           3,756                 3,299           3,221
-------------------------------------------------------------------------------------------------------
                                                                       $     18,522,931     $17,932,313
-------------------------------------------------------------------------------------------------------



NOTE 6--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were $582,958 and $680,206, respectively.


NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                              SHARES           AMOUNT
Period ended October 31, 2008 (a):
  Shares sold                               912,966      $13,363,940
  Shares redeemed                          (538,793)      (7,293,093)
                                        ----------------------------
  Net increase in shares
     outstanding before conversion          374,173        6,070,837
  Shares converted into Investor Class
     (See Note 1)                         3,101,147       44,596,624
  Shares converted from Investor Class
     (See Note 1)                          (243,659)      (3,193,356)
                                        ----------------------------
  Net increase                            3,231,661      $47,474,115
                                        ============================



(a) Investor Class shares were first offered on February 28, 2008.



                                                   mainstayinvestments.com    29

 CLASS A                          SHARES           AMOUNT
Year ended October 31,
  2008:
Shares sold                    1,097,446     $ 15,769,585
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,019,884       16,233,458
Shares redeemed               (4,266,847)     (61,427,956)
                             ----------------------------
Net decrease in shares
  outstanding before
  conversion                  (2,149,517)     (29,424,913)
Shares converted into Class
  A
  (See Note 1)                   545,536        7,557,221
Shares converted from Class
  A
  (See Note 1)                (2,932,777)     (42,271,956)
                             ----------------------------
Net decrease                  (4,536,758)    $(64,139,648)
                             ============================
Year ended October 31,
  2007:
Shares sold                    3,278,559     $ 56,381,247
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              603,078        9,868,301
Shares redeemed               (2,764,572)     (47,810,905)
                             ----------------------------
Net increase in shares
  outstanding before
  conversion                   1,117,065       18,438,643
Shares converted from Class
  B (See Note 1)                 455,324        7,792,316
                             ----------------------------
Net increase                   1,572,389     $ 26,230,959
                             ============================




 CLASS B                          SHARES           AMOUNT
Year ended October 31,
  2008:
Shares sold                      545,410     $  7,446,033
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              470,567        6,983,163
Shares redeemed               (1,338,746)     (17,624,078)
                             ----------------------------
Net decrease in shares
  outstanding before
  conversion                    (322,769)      (3,194,882)
Shares converted from Class
  B
  (See Note 1)                  (506,987)      (6,688,533)
                             ----------------------------
Net decrease                    (829,756)    $ (9,883,415)
                             ============================
Year ended October 31,
  2007:
Shares sold                    1,388,110     $ 22,486,409
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              294,098        4,529,113
Shares redeemed                 (976,777)     (15,856,971)
                             ----------------------------
Net increase in shares
  outstanding before
  conversion                     705,431       11,158,551
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (483,108)      (7,792,316)
                             ----------------------------
Net increase                     222,323     $  3,366,235
                             ============================




 CLASS C                          SHARES           AMOUNT
Year ended October 31,
  2008:
Shares sold                      185,495      $ 2,529,522
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              133,359        1,977,716
Shares redeemed                 (751,031)      (9,864,002)
                             ----------------------------
Net decrease                    (432,177)     $(5,356,764)
                             ============================
Year ended October 31,
  2007:
Shares sold                      723,647      $11,774,483
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               64,527          992,409
Shares redeemed                 (355,999)      (5,786,329)
                             ----------------------------
Net increase                     432,175      $ 6,980,563
                             ============================




 CLASS I                          SHARES           AMOUNT
Year ended October 31,
  2008:
Shares sold                    5,903,055    $  83,879,213
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,021,225       48,512,097
Shares redeemed               (9,888,291)    (139,440,210)
                             ----------------------------
Net decrease                    (964,011)   $  (7,048,900)
                             ============================
Year ended October 31,
  2007:
Shares sold                    7,562,686    $ 130,915,468
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,880,780       30,991,788
Shares redeemed               (5,797,200)     (99,463,221)
                             ----------------------------
Net increase                   3,646,266    $  62,444,035
                             ============================




 CLASS R1                         SHARES           AMOUNT
Year ended October 31,
  2008:
Shares sold                       20,736        $ 268,492
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               26,051          415,705
Shares redeemed                  (25,311)        (356,580)
                             ----------------------------
Net increase                      21,476        $ 327,617
                             ============================
Year ended October 31,
  2007:
Shares sold                          107        $   1,816
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               17,805          291,810
Shares redeemed                  (21,561)        (372,562)
                             ----------------------------
Net decrease                      (3,649)       $ (78,936)
                             ============================






30    MainStay International Equity Fund

 CLASS R2                         SHARES           AMOUNT
Year ended October 31,
  2008:
Shares sold                        8,027        $ 114,012
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                2,172           34,672
Shares redeemed                   (5,051)         (75,353)
                             ----------------------------
Net increase                       5,148        $  73,331
                             ============================
Year ended October 31,
  2007:
Shares sold                       13,304        $ 228,306
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                1,845           30,259
Shares redeemed                  (12,704)        (209,855)
                             ----------------------------
Net increase                       2,445        $  48,710
                             ============================




 CLASS R3                         SHARES           AMOUNT
Year ended October 31,
  2008:
Shares sold                          465          $ 6,624
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  348            5,536
Shares redeemed                     (607)          (7,748)
                             ----------------------------
Net increase                         206          $ 4,412
                             ============================
Year ended October 31,
  2007:
Shares sold                        2,731          $48,880
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   49              788
Shares redeemed                     (289)          (5,156)
                             ----------------------------
Net increase                       2,491          $44,512
                             ============================



NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay International Equity Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay International Equity Fund of The MainStay Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008



32    MainStay International Equity Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay International Equity Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New

                                                   mainstayinvestments.com    33

York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio manager, the number of accounts managed by the portfolio manager and MacKay Shields' method for compensating portfolio manager. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio manager and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

The Board noted that although the Fund has favorable long-term investment performance relative to peer funds, its investment performance over the past several years has been volatile, and generally has underperformed peer funds. In response to discussions with the Board, NYLIM has presented to the Board a plan reflecting its commitment to add additional resources dedicated to the portfolio management of this Fund.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.



34    MainStay International Equity Fund

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness

                                                   mainstayinvestments.com    35
of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreements for one year.



36    MainStay International Equity Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)



The Fund is required by the Internal Revenue Code to advised shareholders within 60 days of the Fund's fiscal year end (October 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $61,173,269.

For the fiscal year ended October 31, 2008, the Fund designates approximately $18,354,996 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 2007:

-- the total amount of taxes paid to foreign countries was $3,771,330

-- the total amount of income sourced from foreign countries was $35,089,282

The dividends paid by the Fund during the fiscal year ended October 31, 2008 should be multiplied by 0.4% for qualified interest income and 1.0% for the corporate dividends received deduction.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD



A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.


The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE



The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    37

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST                                        COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Trustee since   Managers and President and                   since September 2008 (3
9/24/60    September       Chief Executive Officer                      funds); Director, Eclipse
           2008            (since April 2008) of New                    Funds Inc. since September
                           York Life Investment                         2008, (22 funds); Director,
                           Management LLC and New York                  ICAP Funds, Inc., since
                           Life Investment Management                   September 2008 (4 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."



38    MainStay International Equity Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Trustee since   Capital Management;                         since 2007 (3 funds);
JR.        2007            President--Shields/Alli-                    Director, Eclipse Funds
11/16/46                   ance, Alliance Capital                      Inc. since 2007 (22
                           Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    39

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.



           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------






40    MainStay International Equity Fund

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    41

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO14516         (RECYCLE LOGO)            MS308-08           MSIE11-12/08
                                                                          10

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MID CAP GROWTH FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MID CAP GROWTH FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       15
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            26
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  27
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             31
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        31
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       31
---------------------------------------------

TRUSTEES AND OFFICERS                      32

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               ONE       FIVE    INCEPTION
TOTAL RETURNS                YEAR     YEARS     (1/2/01)
--------------------------------------------------------
With sales charges         (47.99%)   (0.22%)    (2.59%)
Excluding sales charges    (44.96)     0.92      (1.88)




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               ONE       FIVE    INCEPTION
TOTAL RETURNS                YEAR     YEARS     (1/2/01)
--------------------------------------------------------
With sales charges         (47.92%)   (0.19%)    (2.57%)
Excluding sales charges    (44.89)     0.95      (1.87)




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)

                         MAINSTAY MID
                          CAP GROWTH
                          FUND CLASS     RUSSELL MIDCAP
                               A          GROWTH INDEX
                         ------------    --------------
1/2/01                       23625            25000
                             17695            17362
                             14789            14304
                             19443            19925
                             21475            21671
                             26933            25119
                             29460            28764
                             36981            34436
10/31/08                     20381            19749






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               ONE       FIVE    INCEPTION
TOTAL RETURNS                YEAR     YEARS     (1/2/01)
--------------------------------------------------------
With sales charges         (48.02%)   (0.20%)    (2.63%)
Excluding sales charges    (45.45)     0.17      (2.63)




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)

              MAINSTAY MID
               CAP GROWTH
               FUND CLASS     RUSSELL MIDCAP
                    B          GROWTH INDEX
              ------------    --------------
1/2/01            10000            10000
                   7440             6945
                   6170             5722
                   8050             7970
                   8820             8669
                  10980            10048
                  11950            11506
                  14879            13774
10/31/08           8117             7900




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees.

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL       ONE       FIVE    INCEPTION
TOTAL RETURNS        YEAR     YEARS     (1/2/01)
------------------------------------------------
With sales
  charges          (45.92%)   0.17%      (2.63%)
Excluding sales
  charges          (45.41)    0.17       (2.63)




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)

                                  MAINSTAY MID
                                   CAP GROWTH
                                   FUND CLASS     RUSSELL MIDCAP
                                        C          GROWTH INDEX
                                  ------------    --------------
1/2/01                                10000            10000
                                       7440             6945
                                       6170             5722
                                       8050             7970
                                       8820             8669
                                      10990            10048
                                      11940            11506
                                      14869            13774
10/31/08                               8117             7900






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL       ONE       FIVE    INCEPTION
TOTAL RETURNS        YEAR     YEARS     (1/2/01)
------------------------------------------------
                   (44.71%)    1.30%     (1.56%)




                                                             (PERFORMANCE GRAPH)

                           MAINSTAY MID
                            CAP GROWTH
                            FUND CLASS     RUSSELL MIDCAP
                                 I          GROWTH INDEX
                           ------------    --------------
1/2/01                         10000            10000
                                7506             6945
                                6289             5722
                                8288             7970
                                9178             8669
                               11552            10048
                               12694            11506
                               15993            13774
10/31/08                        8843             7900






CLASS R2 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL       ONE       FIVE    INCEPTION
TOTAL RETURNS        YEAR     YEARS     (1/2/01)
------------------------------------------------
                   (44.99%)    0.83%     (1.97%)




(PERFORMANCE GRAPH)

              MAINSTAY MID
               CAP GROWTH
               FUND CLASS     RUSSELL MIDCAP
                    A          GROWTH INDEX
              ------------    --------------
1/2/01            10000            10000
                   7484             6945
                   6249             5722
                   8207             7970
                   9055             8669
                  11345            10048
                  12398            11506
                  15547            13774
10/31/08           8553             7900





   The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the. Manager incurred the expense. Class A, Class B and Class C shares were introduced on January 2, 2001.
2. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered to the public on March 29, 2005, include the historical performance of Class A shares through March 28, 2005, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. Performance figures for Class R2 shares, first offered to the public on December 14, 2007, include the historical performance of Class A shares through December 13, 2007, adjusted for differences in fees and expenses. Unadjusted, the performance shown for Class R2 shares might have been lower.

THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Mid Cap Growth Fund

CLASS R3 SHARES(5)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL      ONE      FIVE    INCEPTION
TOTAL RETURNS      YEAR     YEARS     (1/2/01)
----------------------------------------------
                  (45.01%)   0.65%     (2.18%)




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



 BENCHMARK PERFORMANCE                     ONE       FIVE       SINCE
                                           YEAR      YEARS    INCEPTION
-----------------------------------------------------------------------------
Russell Midcap(R) Growth Index(6)        (42.65%)   (0.18%)     (2.96%)
Average Lipper mid cap growth fund(7)     (42.43)    (0.42)      (3.38)



5. Performance figures for Class R3 shares, first offered to the public on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
6. The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
7. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP GROWTH FUND
--------------------------------------------------------------------------------
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $617.80         $6.34          $1,017.30         $ 7.91
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $618.60         $5.25          $1,018.70         $ 6.55
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $615.10         $9.42          $1,013.50         $11.74
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $615.10         $9.38          $1,013.50         $11.69
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $619.30         $4.56          $1,019.50         $ 5.69
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00        $617.80         $6.02          $1,017.70         $ 7.51
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00        $617.10         $6.87          $1,016.60         $ 8.57
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.56% for Investor Class, 1.29% for Class A, 2.32% for Class B, 2.31% for Class C, 1.12% for Class I, 1.48% for Class R2 and 1.69% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.



8    MainStay Mid Cap Growth Fund

 INDUSTRY COMPOSITION AS OF OCTOBER 31, 2008



Health Care Equipment & Supplies         8.0%
Aerospace & Defense                      7.3
Health Care Providers & Services         5.6
Energy Equipment & Services              5.2
Life Sciences Tools & Services           5.1
Software                                 4.1
Electronic Equipment & Instruments       4.0
Construction & Engineering               3.7
Personal Products                        3.6
Specialty Retail                         3.3
Textiles, Apparel & Luxury Goods         3.3
Wireless Telecommunication Services      2.9
Biotechnology                            2.7
Internet Software & Services             2.7
IT Services                              2.7
Commercial Services & Supplies           2.6
Machinery                                2.5
Oil, Gas & Consumable Fuels              2.5
Electrical Equipment                     2.4
Containers & Packaging                   2.2
Capital Markets                          1.6
Communications Equipment                 1.6
Distributors                             1.3
Diversified Consumer Services            1.2
Household Products                       1.1
Diversified Telecommunication
  Services                               1.0
Electric Utilities                       0.9
Hotels, Restaurants & Leisure            0.9
Thrifts & Mortgage Finance               0.7
Multiline Retail                         0.6
Semiconductors & Semiconductor
  Equipment                              0.6
Real Estate Investment Trusts            0.5
Chemicals                                0.3
Computers & Peripherals                  0.2
Exchange Traded Fund                     1.0
Short-Term Investment                   12.0
Liabilities in Excess of Cash and
  Other Assets                          (1.9)
                                       =====
                                       100.0%
                                       =====



See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Thermo Fisher Scientific, Inc.
    2.  Alliant Techsystems, Inc.
    3.  L-3 Communications Holdings, Inc.
    4.  Chattem, Inc.
    5.  Becton, Dickinson & Co.
    6.  Henry Schein, Inc.
    7.  Atwood Oceanics, Inc.
    8.  Cephalon, Inc.
    9.  St. Jude Medical, Inc.
   10.  Roper Industries, Inc.






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN AND ROBERT J. CENTRELLA, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY MID CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Mid Cap Growth Fund returned -44.96% for Investor Class shares,(1) -44.89% for Class A shares, -45.45% for Class B shares and -45.41% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -44.71%, Class R2 shares(2) returned -44.99% and Class R3 shares returned -45.01%. All share classes underperformed the -42.43% return of the average Lipper(3) mid-cap growth fund and the -42.65% return of the Russell Midcap(R) Growth Index(4) for the 12-month period. The Russell Midcap(R) Growth Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT KEY FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Stock selection in energy, information technology and financials detracted from the Fund's performance relative to the Russell Midcap(R) Growth Index. Even in a broadly declining market, however, some sectors and securities performed better than others. Favorable stock selection in consumer staples and utilities helped the Fund's performance in relation to its benchmark during the reporting period. An overweight position in health care and an underweight position in utilities also helped the Fund's relative performance.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG PERFORMERS AND WHICH STOCKS WERE WEAK?

The strongest contributors to the Fund's absolute performance were respiratory therapy company Respironics, discount retailer Dollar Tree and medical waste management provider Stericycle. Chattem--a manufacturer of consumer products under the brand names Gold Bond, Icy Hot and Bullfrog--was also a strong contributor to the Fund's absolute performance during the reporting period. All of these stocks provided positive total returns for the reporting period.

Major detractors from the Fund's absolute performance included silicon wafer manufacturer MEMC Electronics and petroleum refiner Tesoro. Specialty metal components and products manufacturer Precision Castparts and asset management holding company Affiliated Managers Group also detracted from the Fund's performance during the reporting period.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund established new positions in several stocks during the reporting period. Among these were higher education program provider Apollo Group and auto parts retailer Autozone. We also purchased new positions in beauty products company Avon and medical, surgical and diagnostics company C. R. Bard. Yet another new position was household products company Church & Dwight, whose products include baking soda, laundry detergent and toothpaste.

In January 2008, the Fund sold its position in Respironics. The company was acquired in March 2008. Other sales included Ensco, an offshore contract drilling company, and Skyworks Solutions, a wireless semiconductor company. Lennox International--a manufacturer of heating, ventilation, air conditioning and refrigeration equipment--was also sold during the reporting period.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's positions in health care, consumer staples and telecommunication services. These sectors have relatively defensive characteristics. In other words, their revenue and earnings trends tend to be less affected than those of other sectors by shifts in the overall economy. We decreased the Fund's weightings in sectors

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. Performance for Class R2 shares prior to 12/14/07, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in fees and expenses for such shares.
3. See footnote on page 7 for more information on Lipper Inc.
4. See footnote on page 7 for more information on the Russell Midcap(R) Growth Index.


10    MainStay Mid Cap Growth Fund
that tend to show greater economic sensitivity, such as consumer discretionary, energy and materials.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2008, the Fund was overweight relative to the Russell Midcap(R) Growth Index in health care, industrials and telecommunication services. On the same date, the Fund was underweight in consumer discretionary, financials, utilities and energy.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                           SHARES           VALUE
COMMON STOCKS 88.9%+
-----------------------------------------------------------------

AEROSPACE & DEFENSE 7.3%
V  Alliant Techsystems, Inc.
  (a)                                      55,650   $   4,593,351
V  L-3 Communications
  Holdings, Inc.                           52,200       4,237,074
Precision Castparts Corp.                  41,800       2,709,058
                                                    -------------
                                                       11,539,483
                                                    -------------

BIOTECHNOLOGY 2.7%
V  Cephalon, Inc. (a)                      48,100       3,449,732
United Therapeutics Corp. (a)               8,800         767,624
                                                    -------------
                                                        4,217,356
                                                    -------------

CAPITAL MARKETS 1.6%
Affiliated Managers Group,
  Inc. (a)                                 37,800       1,753,164
Ameriprise Financial, Inc.                 33,800         730,080
                                                    -------------
                                                        2,483,244
                                                    -------------

CHEMICALS 0.3%
Mosaic Co. (The)                           12,000         472,920
                                                    -------------

COMMERCIAL SERVICES & SUPPLIES 2.6%
Copart, Inc. (a)                           35,900       1,252,910
Iron Mountain, Inc. (a)                    76,200       1,850,136
Stericycle, Inc. (a)                       18,500       1,080,955
                                                    -------------
                                                        4,184,001
                                                    -------------

COMMUNICATIONS EQUIPMENT 1.6%
Harris Corp.                               69,300       2,491,335
                                                    -------------


COMPUTERS & PERIPHERALS 0.2%
Logitech International S.A.
  (a)                                      24,400         360,875
                                                    -------------


CONSTRUCTION & ENGINEERING 3.7%
Fluor Corp.                                82,200       3,282,246
Quanta Services, Inc. (a)                 129,300       2,554,968
                                                    -------------
                                                        5,837,214
                                                    -------------

CONTAINERS & PACKAGING 2.2%
Crown Holdings, Inc. (a)                  145,000       2,926,100
Owens-Illinois, Inc. (a)                   25,000         572,000
                                                    -------------
                                                        3,498,100
                                                    -------------

DISTRIBUTORS 1.3%
LKQ Corp. (a)                             174,500       1,996,280
                                                    -------------

DIVERSIFIED CONSUMER SERVICES 1.2%
Apollo Group, Inc. Class A
  (a)                                      11,000         764,610
Capella Education Co. (a)                  23,400       1,109,160
                                                    -------------
                                                        1,873,770
                                                    -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 1.0%
NTELOS Holdings Corp.                      63,000       1,638,000
                                                    -------------

ELECTRIC UTILITIES 0.9%
DPL, Inc.                                  63,700       1,452,997
                                                    -------------

ELECTRICAL EQUIPMENT 2.4%
General Cable Corp. (a)                    30,100         514,108
V  Roper Industries, Inc.                  73,100       3,315,085
                                                    -------------
                                                        3,829,193
                                                    -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 4.0%
Amphenol Corp. Class A                    100,400       2,876,460
Anixter International, Inc.
  (a)                                      48,000       1,613,280
Avnet, Inc. (a)                           108,900       1,822,986
                                                    -------------
                                                        6,312,726
                                                    -------------

ENERGY EQUIPMENT & SERVICES 5.2%
V  Atwood Oceanics, Inc. (a)              126,800       3,484,464
FMC Technologies, Inc. (a)                 18,600         650,814
National Oilwell Varco, Inc.
  (a)                                      77,800       2,325,442
Weatherford International,
  Ltd. (a)                                108,200       1,826,416
                                                    -------------
                                                        8,287,136
                                                    -------------

HEALTH CARE EQUIPMENT & SUPPLIES 8.0%
V  Becton, Dickinson & Co.                 56,200       3,900,280
C.R. Bard, Inc.                            30,100       2,656,325
Hologic, Inc. (a)                          68,304         836,041
Hospira, Inc. (a)                          71,100       1,978,002
V  St. Jude Medical, Inc. (a)              88,000       3,346,640
                                                    -------------
                                                       12,717,288
                                                    -------------

HEALTH CARE PROVIDERS & SERVICES 5.6%
Coventry Health Care, Inc.
  (a)                                      29,650         391,084
DaVita, Inc. (a)                           34,700       1,969,225
V  Henry Schein, Inc. (a)                  76,700       3,590,327
Medco Health Solutions, Inc.
  (a)                                      77,900       2,956,305
                                                    -------------
                                                        8,906,941
                                                    -------------

HOTELS, RESTAURANTS & LEISURE 0.9%
WMS Industries, Inc. (a)                   55,100       1,377,500
                                                    -------------

HOUSEHOLD PRODUCTS 1.1%
Church & Dwight Co., Inc.                  17,700       1,045,893
Energizer Holdings, Inc. (a)               13,100         640,066
                                                    -------------
                                                        1,685,959
                                                    -------------


 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.


12    MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                           SHARES           VALUE
COMMON STOCKS (CONTINUED)
INTERNET SOFTWARE & SERVICES 2.7%
Akamai Technologies, Inc. (a)             116,200   $   1,670,956
Equinix, Inc. (a)                          42,400       2,646,608
                                                    -------------
                                                        4,317,564
                                                    -------------

IT SERVICES 2.7%
Alliance Data Systems Corp.
  (a)                                      38,300       1,921,128
Fiserv, Inc. (a)                           48,100       1,604,616
NeuStar, Inc. Class A (a)                  40,500         797,850
                                                    -------------
                                                        4,323,594
                                                    -------------

LIFE SCIENCES TOOLS & SERVICES 5.1%
ICON PLC, Sponsored ADR
  (a)(b)                                   25,700         652,009
Millipore Corp. (a)                        39,500       2,049,655
Pharmaceutical Product
  Development, Inc.                        25,200         780,696
V  Thermo Fisher Scientific,
  Inc. (a)                                113,500       4,608,100
                                                    -------------
                                                        8,090,460
                                                    -------------

MACHINERY 2.5%
Actuant Corp. Class A                     106,000       1,900,580
Joy Global, Inc.                           74,000       2,144,520
                                                    -------------
                                                        4,045,100
                                                    -------------

MULTILINE RETAIL 0.6%
Kohl's Corp. (a)                           28,600       1,004,718
                                                    -------------

OIL, GAS & CONSUMABLE FUELS 2.5%
Newfield Exploration Co. (a)               98,700       2,268,126
Peabody Energy Corp.                       50,500       1,742,755
                                                    -------------
                                                        4,010,881
                                                    -------------

PERSONAL PRODUCTS 3.6%
Avon Products, Inc.                        73,000       1,812,590
V  Chattem, Inc. (a)                       51,900       3,927,273
                                                    -------------
                                                        5,739,863
                                                    -------------

REAL ESTATE INVESTMENT TRUSTS 0.5%
Digital Realty Trust, Inc.                 25,400         850,392
                                                    -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.6%
MEMC Electronic Materials,
  Inc. (a)                                 49,900         917,162
                                                    -------------

SOFTWARE 4.1%
Autodesk, Inc. (a)                         82,400       1,755,944
FactSet Research Systems,
  Inc.                                     57,100       2,214,909
MICROS Systems, Inc. (a)                   66,200       1,127,386
Progress Software Corp. (a)                58,700       1,346,578
                                                    -------------
                                                        6,444,817
                                                    -------------

SPECIALTY RETAIL 3.3%
AutoZone, Inc. (a)                         13,600       1,731,144
Dick's Sporting Goods, Inc.
  (a)                                      40,000         612,800
Guess?, Inc.                               73,300       1,595,741
PetSmart, Inc.                             68,000       1,338,920
                                                    -------------
                                                        5,278,605
                                                    -------------

TEXTILES, APPAREL & LUXURY GOODS 3.3%
Coach, Inc. (a)                           125,600       2,587,360
Fossil, Inc. (a)                           36,000         653,400
Phillips-Van Heusen Corp.                  78,900       1,933,839
                                                    -------------
                                                        5,174,599
                                                    -------------

THRIFTS & MORTGAGE FINANCE 0.7%
New York Community Bancorp,
  Inc.                                     71,400       1,118,124
                                                    -------------

WIRELESS TELECOMMUNICATION SERVICES 2.9%
American Tower Corp. Class A
  (a)                                      71,600       2,313,396
SBA Communications Corp.
  Class A (a)                             111,100       2,331,989
                                                    -------------
                                                        4,645,385
                                                    -------------
Total Common Stocks
  (Cost $190,373,745)                                 141,123,582
                                                    -------------


EXCHANGE TRADED FUND 1.0% (C)
-----------------------------------------------------------------

iShares Russell Midcap Growth
  Index Fund                               46,000       1,549,740
                                                    -------------
Total Exchange Traded Fund
  (Cost $2,632,274)                                     1,549,740
                                                    -------------


                                        PRINCIPAL
                                           AMOUNT
SHORT-TERM INVESTMENT 12.0%
-----------------------------------------------------------------

REPURCHASE AGREEMENT 12.0%
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $19,002,478 (Collateralized
  by a Federal Home Loan
  Bank Security with a rate
  of 3.35 and a maturity date
  of 1/23/09, with a
  Principal Amount of
  $19,385,000 and a Market
  Value of $19,385,000)               $19,002,320      19,002,320
                                                    -------------
Total Short-Term Investment
  (Cost $19,002,320)                                   19,002,320
                                                    -------------
Total Investments
  (Cost $212,008,339) (d)                   101.9%    161,675,642

Liabilities in Excess of
  Cash and Other Assets                      (1.9)     (3,031,853)
                                            -----    ------------
Net Assets                                  100.0%  $ 158,643,789
                                            =====    ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 13

(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  At October 31, 2008, cost is $212,812,743
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  2,001,520
Gross unrealized depreciation       (53,138,621)
                                   ------------
Net unrealized depreciation        $(51,137,101)
                                   ============






14    MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $193,006,019)     $142,673,322
Repurchase agreement, at value
  identified cost $19,002,320          19,002,320
Receivables:
  Fund shares sold                        180,963
  Dividends and interest                    9,361
Other assets                               56,035
                                     ------------
     Total assets                     161,922,001
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       2,509,468
  Fund shares redeemed                    388,177
  Transfer agent (See Note 3)             176,476
  Shareholder communication                61,294
  NYLIFE Distributors (See Note 3)         57,907
  Manager (See Note 3)                     37,945
  Professional fees                        31,241
  Custodian                                 9,855
  Trustees                                    719
Accrued expenses                            5,130
                                     ------------
     Total liabilities                  3,278,212
                                     ------------
Net assets                           $158,643,789
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited
  number of shares authorized        $    205,506
Additional paid-in capital            214,660,240
                                     ------------
                                      214,865,746
Accumulated net realized loss on
  investments                          (5,889,260)
Net unrealized depreciation on
  investments                         (50,332,697)
                                     ------------
Net assets                           $158,643,789
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 16,216,727
                                     ============
Shares of beneficial interest
  outstanding                           2,069,080
                                     ============
Net asset value per share
  outstanding                        $       7.84
Maximum sales charge (5.50% of
  offering price)                            0.46
                                     ------------
Maximum offering price per share
  outstanding                        $       8.30
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 50,496,523
                                     ============
Shares of beneficial interest
  outstanding                           6,435,389
                                     ============
Net asset value per share
  outstanding                        $       7.85
Maximum sales charge (5.50% of
  offering price)                            0.46
                                     ------------
Maximum offering price per share
  outstanding                        $       8.31
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 27,477,376
                                     ============
Shares of beneficial interest
  outstanding                           3,737,307
                                     ============
Net asset value and offering price
  per share outstanding              $       7.35
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 20,414,363
                                     ============
Shares of beneficial interest
  outstanding                           2,777,037
                                     ============
Net asset value and offering price
  per share outstanding              $       7.35
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 42,449,597
                                     ============
Shares of beneficial interest
  outstanding                           5,328,124
                                     ============
Net asset value and offering price
  per share outstanding              $       7.97
                                     ============
CLASS R2
Net assets applicable to
  outstanding shares                 $     15,449
                                     ============
Shares of beneficial interest
  outstanding                               1,970
                                     ============
Net asset value and offering price
  per share outstanding              $       7.84
                                     ============
CLASS R3
Net assets applicable to
  outstanding shares                 $  1,573,754
                                     ============
Shares of beneficial interest
  outstanding                             201,658
                                     ============
Net asset value and offering price
  per share outstanding              $       7.80
                                     ============







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 15

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends                          $     881,223
  Interest                                 363,084
  Income from securities
     loaned--net                           265,552
                                     -------------
     Total income                        1,509,859
                                     -------------
EXPENSES:
  Manager (See Note 3)                   1,870,349
  Transfer agent--Investor Class
     (See Note 3)                           59,101
  Transfer agent--Class A (See Note
     3)                                    358,994
  Transfer agent--Class B and C
     (See Note 3)                          307,452
  Transfer agent--Classes I, R2 and
     R3
     (See Note 3)                          160,026
  Distribution--Class B (See Note
     3)                                    363,130
  Distribution--Class C (See Note
     3)                                    266,417
  Distribution--Class R3 (See Note
     3)                                      4,094
  Distribution/Service--Investor
     Class
     (See Note 3)                           36,033
  Distribution/Service--Class A
     (See Note 3)                          254,278
  Service--Class B (See Note 3)            121,044
  Service--Class C (See Note 3)             88,806
  Distribution/Service--Class R2
     (See Note 3)                               28
  Distribution/Service--Class R3
     (See Note 3)                            4,094
  Shareholder communication                 91,435
  Registration                              87,488
  Professional fees                         67,420
  Recordkeeping (a)                         39,383
  Custodian                                 13,090
  Trustees                                   9,232
  Shareholder service--Class R2
     (See Note 3)                               11
  Shareholder service--Class R3
     (See Note 3)                            1,637
  Miscellaneous                             19,669
                                     -------------
     Total expenses before waiver        4,223,211
  Expense waiver from Manager (See
     Note 3)                              (177,078)
                                     -------------
     Net expenses                        4,046,133
                                     -------------
Net investment loss                     (2,536,274)
                                     -------------

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS:
Net realized loss on investments        (5,815,695)
Net change in unrealized
  appreciation on investments         (126,003,444)
                                     -------------
Net realized and unrealized loss on
  investments                         (131,819,139)
                                     -------------
Net decrease in net assets
  resulting from operations          $(134,355,413)
                                     =============




(a) Effective August 1, 2008, the pricing and recordkeeping services fee is included in the Manager fee.



16    MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                        2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss           $  (2,536,274)  $ (2,217,727)
 Net realized gain (loss) on
  investments                     (5,815,695)    14,589,240
 Net change in unrealized
  appreciation on investments   (126,003,444)    41,122,424
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (134,355,413)    53,493,937
                               ----------------------------

Distributions to shareholders:
 From net realized gain on investments:
    Class A                       (7,429,800)    (5,019,232)
    Class B                       (3,346,490)    (2,433,580)
    Class C                       (2,373,368)    (1,837,897)
    Class I                       (1,272,029)       (70,385)
    Class R3                         (32,821)       (31,948)
                               ----------------------------
 Total distributions to
  shareholders                   (14,454,508)    (9,393,042)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         127,139,225     96,169,452
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                   12,105,806      7,419,512
 Cost of shares redeemed        (118,114,858)   (88,589,528)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions           21,130,173     14,999,436
                               ----------------------------
    Net increase (decrease)
     in net assets              (127,679,748)    59,100,331

NET ASSETS:
Beginning of year                286,323,537    227,223,206
                               ----------------------------
End of year                    $ 158,643,789   $286,323,537
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    INVESTOR CLASS
                                    --------------
                                      FEBRUARY 28
                                        2008**                                         CLASS A
                                        THROUGH             ------------------------------------------------------------
                                      OCTOBER 31,                              YEAR ENDED OCTOBER 31,

                                    ------------------------------------------------------------------------------------
                                         2008                 2008             2007              2006              2005
Net asset value at
  beginning of period                   $ 12.74             $ 15.03          $  12.47          $  11.40          $  9.09
                                        -------             -------          --------          --------          -------
Net investment loss (a)                   (0.08)              (0.09)            (0.09)            (0.09)           (0.10)
Net realized and
  unrealized gain (loss)
  on investments                          (4.82)              (6.33)             3.17              1.16             2.41
                                        -------             -------          --------          --------          -------
Total from investment
  operations                              (4.90)              (6.42)             3.08              1.07             2.31
                                        -------             -------          --------          --------          -------
Less distributions:
  From net realized gain
     on investments                          --               (0.76)            (0.52)               --               --
                                        -------             -------          --------          --------          -------
Net asset value at end of
  period                                $  7.84             $  7.85          $  15.03          $  12.47          $ 11.40
                                        =======             =======          ========          ========          =======
Total investment return
  (b)(f)                                 (38.46%)(c)         (44.89%)           25.53%             9.39%           25.41%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss                     (1.03%)++           (0.75%)           (0.63%)           (0.69%)          (0.91%)
  Net expenses                             1.56% ++            1.37%             1.50%             1.50%            1.50%
  Expenses (before
     recoupment/waiver/-
     reimbursement)                        1.56% ++            1.48%             1.44%             1.55%            1.63%
Portfolio turnover rate                      55%                 55%               48%               52%              44%
Net assets at end of
  period (in 000's)                     $16,217             $50,497          $146,359          $124,741          $48,597
                                           CLASS A
                                    --------------------
                                     YEAR ENDED OCTOBER
                                             31,

                                    --------------------
                                      2004
Net asset value at
  beginning of period               $  8.23
                                    -------
Net investment loss (a)               (0.09)
Net realized and
  unrealized gain (loss)
  on investments                       0.95
                                    -------
Total from investment
  operations                           0.86
                                    -------
Less distributions:
  From net realized gain
     on investments                      --
                                    -------
Net asset value at end of
  period                            $  9.09
                                    =======
Total investment return
  (b)(f)                              10.45%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss                 (0.99%)
  Net expenses                         1.50%
  Expenses (before
     recoupment/waiver/-
     reimbursement)                    1.69%
Portfolio turnover rate                  52%
Net assets at end of
  period (in 000's)                 $46,234




                                                     CLASS C
                            --------------------------------------------------------



                                          YEAR ENDED OCTOBER 31,

                            --------------------------------------------------------
                              2008       2007       2006       2005      2004
Net asset value at
  beginning of period       $ 14.25    $ 11.94    $ 10.99    $  8.82    $ 8.05
                            -------    -------    -------    -------    ------
Net investment loss (a)       (0.19)     (0.18)     (0.17)     (0.17)    (0.15)
Net realized and
  unrealized gain (loss)
  on investments              (5.95)      3.01       1.12       2.34      0.92
                            -------    -------    -------    -------    ------
Total from investment
  operations                  (6.14)      2.83       0.95       2.17      0.77
                            -------    -------    -------    -------    ------
Less distributions:
  From net realized gain
     on investments           (0.76)     (0.52)        --         --        --
                            -------    -------    -------    -------    ------
Net asset value at end of
  period                    $  7.35    $ 14.25    $ 11.94    $ 10.99    $ 8.82
                            =======    =======    =======    =======    ======
Total investment return
  (b)(f)                     (45.41%)    24.53%      8.64%     24.60%     9.57%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss         (1.64%)    (1.36%)    (1.44%)    (1.66%)   (1.74%)
  Net expenses                 2.25%      2.25%      2.25%      2.25%     2.25%
  Expenses (before
     recoupment/waiver/-
     reimbursement)            2.25%      2.19%      2.30%      2.38%     2.44%
Portfolio turnover rate          55%        48%        52%        44%       52%
Net assets at end of
  period (in 000's)         $20,414    $44,769    $42,625    $14,181    $3,580




**   Commencement of operations.
***  Class R2 commenced operations on December 14, 2007, but investment operations did not commence until May 1, 2008.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Classes I, R2 and R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(e)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





18    MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                         CLASS B
---------------------------------------------------------



                     YEAR ENDED OCTOBER 31,

      ---------------------------------------------------
        2008       2007       2006       2005       2004
      $ 14.26    $ 11.95    $ 10.98    $  8.82    $  8.05
      -------    -------    -------    -------    -------
        (0.19)     (0.18)     (0.17)     (0.17)     (0.15)
        (5.96)      3.01       1.14       2.33       0.92
      -------    -------    -------    -------    -------
        (6.15)      2.83       0.97       2.16       0.77
      -------    -------    -------    -------    -------

        (0.76)     (0.52)        --         --         --
      -------    -------    -------    -------    -------
      $  7.35    $ 14.26    $ 11.95    $ 10.98    $  8.82
      =======    =======    =======    =======    =======
       (45.45%)    24.51%      8.83%     24.49%      9.57%

        (1.66%)    (1.37%)    (1.44%)    (1.66%)    (1.74%)
         2.27%      2.25%      2.25%      2.25%      2.25%
         2.25%      2.19%      2.30%      2.38%      2.44%
           55%        48%        52%        44%        52%
      $27,477    $62,665    $57,469    $62,792    $35,710




                     CLASS I                           CLASS R2                 CLASS R3
-------------------------------------------------    -----------    --------------------------------
                                       MARCH 29,      APRIL 30,                           APRIL 28,
                                         2005**        2008***                              2006**
               YEAR ENDED               THROUGH        THROUGH          YEAR ENDED         THROUGH
               OCTOBER 31,            OCTOBER 31,    OCTOBER 31,       OCTOBER 31,       OCTOBER 31,

      ----------------------------------------------------------------------------------------------
        2008       2007      2006         2005           2008         2008      2007         2006
      $ 15.20    $ 12.56    $11.43       $10.45        $ 12.69      $ 14.99    $12.46       $13.24
      -------    -------    ------       ------        -------      -------    ------       ------
        (0.06)     (0.03)    (0.04)       (0.03)         (0.05)       (0.13)    (0.10)       (0.08)
        (6.41)      3.19      1.17         1.01          (4.80)       (6.30)     3.15        (0.70)(d)
      -------    -------    ------       ------        -------      -------    ------       ------
        (6.47)      3.16      1.13         0.98          (4.85)       (6.43)     3.05        (0.78)
      -------    -------    ------       ------        -------      -------    ------       ------

        (0.76)     (0.52)       --           --             --        (0.76)    (0.52)          --
      -------    -------    ------       ------        -------      -------    ------       ------
      $  7.97    $ 15.20    $12.56       $11.43        $  7.84      $  7.80    $14.99       $12.46
      =======    =======    ======       ======        =======      =======    ======       ======
       (44.71%)    25.99%     9.89%        9.38%(c)     (38.22%)(c)  (45.01%)   25.13% (e)   (5.89%)(c)

        (0.49%)    (0.19%)   (0.28%)      (0.51%)++      (0.92%)++    (1.13%)   (0.76%)      (1.27%)(d)++
         1.07%      1.01%     1.07%        1.10% ++       1.47% ++     1.69%     1.64%        1.62% ++
         1.22%      1.00%     1.04%        1.23% ++       1.69% ++     1.85%     1.60%        1.75% ++
           55%        48%       52%          44%            55%          55%       48%          52%
      $42,450    $31,993    $1,626       $4,205        $    15      $ 1,574    $  536       $  762




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Mid Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares, Class B shares and Class C shares commenced on January 2, 2001. Class I shares commenced on March 29, 2005. Class R3 shares commenced on April 28, 2006. Class R2 shares commenced on December 14, 2007. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R2 and Class R3 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee. Class R2 and Class R3 shares are authorized to pay to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R2 or Class R3 shares, a shareholder service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in


20    MainStay Mid Cap Growth Fund
filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and the Fund pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party

                                                   mainstayinvestments.com    21
service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.75% on assets up to $500 million and 0.70% on assets in excess of $500 million.

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.60%; Class A, 1.29%; Class B, 2.35%; Class C, 2.35%; Class I, 1.12%; Class R2, 1.47%; and Class R3, 1.72%.
This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $1,870,349 and waived its fees in the amount of $177,078.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

     OCTOBER 31,
   2009       2011        TOTAL
 $18,665    $177,078    $195,743
--------------------------------



Prior to April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.50%; Class B, 2.25%; Class C, 2.25%; Class I, 1.12% and Class R3, 1.72%. Between December 14, 2007 to March 1, 2008, NYLIM had a written expense limitation agreement that set the expense limit for Class R2 Shares at 1.39%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

Effective August 1, 2008, the monthly fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $39,383 for the period from November 1, 2007 to July 31, 2008.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in


22    MainStay Mid Cap Growth Fund
conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class, Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution and service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $8,519 and $30,791, respectively, for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $796, $87,768 and $5,989, respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $885,573.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                           $   169      0.0%++
--------------------------------------------------
Class C                                81      0.0++
--------------------------------------------------
Class I                             1,675      0.0++
--------------------------------------------------
Class R2                           15,449    100.0
--------------------------------------------------
Class R3                            6,476      0.4
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $9,135.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

             ACCUMULATED
               CAPITAL         OTHER         UNREALIZED          TOTAL
 ORDINARY     AND OTHER      TEMPORARY      APPRECIATION      ACCUMULATED
  INCOME     GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
   $--       $(5,084,856)       $--         $(51,137,101)    $(56,221,957)
-------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments, arising from permanent differences; net assets at October 31, 2008 are not affected.


                                                   mainstayinvestments.com    23

   ACCUMULATED       ACCUMULATED
 UNDISTRIBUTED      NET REALIZED      ADDITIONAL
 NET INVESTMENT      GAIN (LOSS)        PAID-IN
 INCOME (LOSS)     ON INVESTMENTS       CAPITAL
   $2,536,274          $10,689       $(2,546,963)
-------------------------------------------------



The reclassifications for the Fund are primarily due to net operating losses.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $5,084,856 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016               $5,085
------------------------------------



The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                    2008         2007
Distributions paid from:
  Long-Term Capital Gains    $14,454,508   $9,393,042
-----------------------------------------------------



NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 7--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were $132,074 and $128,244, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES        AMOUNT
Period ended October 31, 2008
  (a):
Shares sold                      650,644   $ 8,080,031
Shares redeemed                 (437,418)   (4,985,772)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     213,226     3,094,259
Shares converted into
  Investor Class (See Note 1)  1,990,946    23,392,469
Shares converted from
  Investor Class (See Note 1)   (135,092)   (1,467,071)
                               -----------------------
Net increase                   2,069,080   $25,019,657
                               =======================



(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                    2,119,917   $ 26,323,936
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              448,564      6,185,696
Shares redeemed               (4,255,998)   (51,074,655)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,687,517)   (18,565,023)
Shares converted into Class
  A (See Note 1)                 307,231      3,621,491
Shares converted from Class
  A (See Note 1)              (1,925,040)   (22,590,926)
                              -------------------------
Net decrease                  (3,305,326)  $(37,534,458)
                              =========================


Year ended October 31, 2007:
Shares sold                    3,253,463   $ 44,981,588
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              325,587      4,066,580
Shares redeemed               (4,089,454)   (54,815,941)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (510,404)    (5,767,773)
Shares converted from Class
  B (See Note 1)                 250,885      3,433,694
                              -------------------------
Net decrease                    (259,519)  $ (2,334,079)
                              =========================


 CLASS B                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                      594,315   $  6,771,739
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              240,662      3,135,647
Shares redeemed               (1,239,107)   (13,549,287)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (404,130)    (3,641,901)
Shares converted from Class
  B (See Note 1)                (254,524)    (2,955,963)
                              -------------------------
Net decrease                    (658,654)  $ (6,597,864)
                              =========================



24    MainStay Mid Cap Growth Fund

 CLASS B                          SHARES         AMOUNT
Year ended October 31, 2007:
Shares sold                      776,145   $ 10,219,084
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              190,362      2,271,021
Shares redeemed               (1,118,026)   (14,328,096)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (151,519)    (1,837,991)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (263,552)    (3,433,694)
                              -------------------------
Net decrease                    (415,071)  $ (5,271,685)
                              =========================


 CLASS C                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                      589,483   $  6,948,196
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              114,038      1,483,727
Shares redeemed               (1,068,004)   (11,848,473)
                              -------------------------
Net decrease                    (364,483)  $ (3,416,550)
                              =========================

Year ended October 31, 2007:
Shares sold                      944,987   $ 12,291,696
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               82,110        979,578
Shares redeemed               (1,455,609)   (18,594,858)
                              -------------------------
Net decrease                    (428,512)  $ (5,323,584)
                              =========================

 CLASS I                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                    5,989,672   $ 76,499,333
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               90,825      1,267,915
Shares redeemed               (2,857,388)   (36,138,977)
                              -------------------------
Net increase                   3,223,109   $ 41,628,271
                              =========================


Year ended October 31, 2007:
Shares sold                    2,001,332   $ 28,618,045
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                5,587         70,385
Shares redeemed                  (31,324)      (448,215)
                              -------------------------
Net increase                   1,975,595   $ 28,240,215
                              =========================


 CLASS R2                         SHARES         AMOUNT
Year ended October 31, 2008
  (b):
Shares sold                        1,970   $     25,000
                              -------------------------
Net increase                       1,970   $     25,000
                              =========================



(b) Class R2 was seeded April 30, 2008. Investment operations did not commence until May 1, 2008.


 CLASS R3                        SHARES       AMOUNT
Year ended October 31, 2008:
Shares sold                     210,199   $2,490,990
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               2,389       32,821
Shares redeemed                 (46,726)    (517,694)
                                --------------------
Net increase                    165,862   $2,006,117
                                ====================


Year ended October 31, 2007:
Shares sold                       4,360   $   59,039
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               2,559       31,948
Shares redeemed                 (32,282)    (402,418)
                                --------------------
Net decrease                    (25,363)  $ (311,431)
                                ====================




NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Mid Cap Growth Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Mid Cap Growth Fund of The MainStay Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008



26    MainStay Mid Cap Growth Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay Mid Cap Growth Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider

                                                   mainstayinvestments.com    27
of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position


28    MainStay Mid Cap Growth Fund
is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.


                                                   mainstayinvestments.com    29

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreements for one year.




30    MainStay Mid Cap Growth Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advised shareholders within 60 days of the Fund's fiscal year end (October 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $14,454,508.

In January 2009, shareholders will received an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).


                                                   mainstayinvestments.com    31

TRUSTEES AND OFFICERS

The Trustees oversee the Fund and the Manager. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST AND                                    COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Trustee since   Managers and President and                   since September 2008 (3
9/24/60    September       Chief Executive Officer                      funds); Director, Eclipse
           2008            (since April 2008) of New                    Funds Inc. since September
                           York Life Investment                         2008, (22 funds); Director,
                           Management LLC and New York                  ICAP Funds, Inc., since
                           Life Investment Management                   September 2008 (4 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."



32    MainStay Mid Cap Growth Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H.         Trustee since   Capital Management;                         since 2007 (3 funds);
NOLAN,     2007            President--Shields/Alli-                    Director, Eclipse Funds
JR.                        ance, Alliance Capital                      Inc. since 2007 (22
11/16/46                   Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    33

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           Expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios); since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------






34    MainStay Mid Cap Growth Fund

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    35

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO14512         (RECYCLE LOGO)            MS308-08           MSMG11-12/08
                                                                          11

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MONEY MARKET FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MONEY MARKET FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            26
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  27
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             31
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        31
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       31
---------------------------------------------

TRUSTEES AND OFFICERS                      32

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. NOTWITHSTANDING THE PRECEDING STATEMENT, SHAREHOLDERS OF THE FUND TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR UP TO THE NUMBER OF SHARES THAT THEY HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS, AS DISCUSSED IN NOTE 7.


INVESTOR CLASS SHARES(2,3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE     FIVE     TEN
TOTAL RETURNS     YEAR    YEARS    YEARS
----------------------------------------
                  2.56%    2.82%    3.07%

7-DAY CURRENT YIELD: 1.24%




(PERFORMANCE GRAPH)

                                                    AVERAGE LIPPER
                                                     MONEY MARKET
                                  INVESTOR CLASS         FUND
                                  --------------    --------------
10/31/98                               10000             10000
                                       10458             10437
                                       11055             11012
                                       11544             11473
                                       11704             11610
                                       11773             11674
                                       11837             11733
                                       12098             11975
                                       12604             12461
                                       13195             13035
10/31/08                               13533             13375






CLASS A SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE     FIVE     TEN
TOTAL RETURNS     YEAR    YEARS    YEARS
----------------------------------------
                  2.65%    2.84%    3.08%

7-DAY CURRENT YIELD: 1.29%





(PERFORMANCE GRAPH)

                         AVERAGE LIPPER
                          MONEY MARKET
              CLASS A         FUND
              -------    --------------
10/31/98       25000          25000
               26145          26093
               27638          27531
               28860          28684
               29260          29025
               29433          29184
               29593          29331
               30244          29938
               31510          31154
               32988          32588
10/31/08       33862          33439






CLASS B SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE     FIVE     TEN
TOTAL RETURNS     YEAR    YEARS    YEARS
----------------------------------------
                  2.57%    2.83%    3.07%

7-DAY CURRENT YIELD: 1.23%




(PERFORMANCE GRAPH)

                         AVERAGE LIPPER
                          MONEY MARKET
              CLASS B         FUND
              -------    --------------
10/31/98       10000          10000
               10458          10437
               11055          11012
               11544          11473
               11704          11610
               11773          11674
               11837          11733
               12098          11975
               12604          12461
               13195          13035
10/31/08       13534          13375




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes. (Effective September 15, 2008, no minimum initial investment with no minimum subsequent investment is required for Class A shares of the Money Market Fund if all of your other accounts with any MainStay Fund contain Class A shares only. Additionally, please note that if at any time you hold any class of shares other than Class A shares of any MainStay Fund, your holdings in the Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features.) Investor Class shares and Class A, B and C shares are sold with no initial sales charge or contingent deferred sales charge ("CDSC") and have no annual 12b-1 fees. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(2)--NO SALES CHARGES
--------------------------------------------------------------------------------


AVERAGE ANNUAL     ONE     FIVE     TEN
TOTAL RETURNS     YEAR    YEARS    YEARS
----------------------------------------
                  2.57%    2.83%    3.07%

7-DAY CURRENT YIELD: 1.23%




(PERFORMANCE GRAPH)

                                             AVERAGE LIPPER
                                              MONEY MARKET
                                  CLASS C         FUND
                                  -------    --------------
10/31/98                           10000          10000
                                   10458          10437
                                   11055          11012
                                   11544          11473
                                   11704          11610
                                   11773          11674
                                   11837          11733
                                   12098          11975
                                   12604          12461
                                   13195          13035
10/31/08                           13534          13375







 BENCHMARK PERFORMANCE                  ONE     FIVE     TEN
                                       YEAR    YEARS    YEARS
-------------------------------------------------------------------
Average Lipper money market fund(4)    2.54%    2.70%    2.95%



2. As of October 31, 2008, MainStay Money Market Fund had an effective 7-day yield of 1.25%, 1.30%, 1.24% and 1.24% for Investor Class, Class A, B and C shares, respectively. The 7-day current yield was 1.24%, 1.29%, 1.23% and 1.23% for Investor Class, Class A, B and C shares, respectively. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day current yield would have been 1.13%, 1.30%, 1.13% and 1.12% for Investor Class, Class A, B and C shares, respectively, and the 7-day current yield would have been 1.12% for Investor Class, 1.29% for Class A, 1.12% for Class B and 1.12% for Class C. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The current yield reflects the Fund's earnings better than does the Fund's total return.
3. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A Shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PREVIOUS PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Money Market Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MONEY MARKET FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING      ON ACTUAL        EXPENSES     5% ANNUALIZED       EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND         PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,008.00        $4.09          $1,021.10         $4.12
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,008.70        $3.33          $1,021.80         $3.35
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,008.10        $4.09          $1,021.10         $4.12
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,008.10        $4.09          $1,021.10         $4.12
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.81% for Investor Class, 0.66% for Class A and 0.81% for Class B and Class
   C) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                         57.2
U.S. Government & Federal Agencies                       41.9
Corporate Bonds                                           1.7
Repurchase Agreement                                    0.0++
Liabilities in Excess of Cash and Other Assets           (0.8)





++ Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.



8    MainStay Money Market Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CLAUDE ATHAIDE, PH.D., CFA, AND GARY GOODENOUGH OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY MONEY MARKET FUND PERFORM RELATIVE TO ITS PEERS DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

As of October 31, 2008, MainStay Money Market Fund had a 7-day current yield of 1.24% for Investor Class shares,(1) 1.29% for Class A shares, and 1.23% for Class B and Class C shares. As of the same date, the Fund had a 7-day effective yield of 1.25% for Investor Class shares, 1.30% for Class A shares, 1.24% for Class B shares and 1.24% for Class C shares. For the 12 months ended October 31, 2008, MainStay Money Market Fund returned 2.56% for Investor Class shares, 2.65% for Class A shares and 2.57% for Class B and Class C shares. All share classes outperformed the 2.54% return of the average Lipper(2) money market fund for the 12 months ended October 31, 2008.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE AND MANAGEMENT DURING THE REPORTING PERIOD?

The U.S. economy slowed sharply during 2008, largely because of tighter credit conditions, rising unemployment and wealth destruction from lower home prices and plunging equity markets. Real gross domestic product (GDP) increased, but modestly, over the 12-months ended September 30, 2008.

The financial landscape was transformed radically over the 12-month reporting period. During the fourth quarter of 2007, many of the largest financial institutions around the world announced multibillion dollar losses from write-downs on collateralized debt obligations (CDOs) and other mortgage-related securities. As risk aversion climbed, financial firms experienced higher funding costs that led to significant failures and bailouts.

After receiving an emergency loan from the Federal Reserve Bank of New York, Bear Stearns was acquired by JPMorgan Chase. Mortgage giants Fannie Mae and Freddie Mac were placed under conservatorship, Lehman Brothers filed for bankruptcy and American International Group (AIG) received an $85 billion secured government loan. Morgan Stanley and Goldman Sachs converted to bank holding companies, the FDIC seized Washington Mutual Bank and sold its branches and deposits to JPMorgan Chase and Wells Fargo purchased Wachovia.

On November 1, 2007, the federal funds target rate stood at 4.5%. Over the next 12 months, the Federal Open Market Committee (FOMC) lowered its targeted federal funds rate seven times to close the reporting period at 1%.

The Federal Reserve also announced a number of other measures to improve liquidity in the money market and the credit markets. Among these was the Commercial Paper Funding Facility, which substantially mitigated the risk that a firm would be unable to refinance maturing commercial paper. The facility was introduced on October 27, shortly after a six-week, $366 billion contraction in commercial paper outstanding as investors rushed to buy Treasury bills. By the end of the month, outstanding commercial paper increased by $153 billion as a number of issuers took advantage of the facility.

WHAT OTHER STEPS WERE TAKEN TO MAINTAIN MARKET STABILITY?

The Federal Reserve created a Term Auction Facility for banks to obtain secured funding. After the collapse of Bear Stearns, the Federal Reserve announced a Primary Dealer Credit Facility, granting primary dealers access to loans at the discount window. In the days following the failure of Lehman Brothers, the Treasury announced a temporary program to guarantee money market funds and the Federal Reserve announced a temporary liquidity facility for asset-backed commercial paper. Congress also passed the Troubled Assets Relief Program (TARP) to purchase distressed assets from financial institutions.


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. NOTWITHSTANDING THE PRECEDING STATEMENT, FUND SHAREHOLDERS TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR UP TO THE NUMBER OF SHARES THAT THEY HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS AS DISCUSSED IN NOTE 7.

The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, less of the debt may be prepaid and the Fund may lose money.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.

                                                    mainstayinvestments.com    9

HOW DID MARKET VOLATILITY AFFECT INVESTORS?

Amid the volatility in the financial markets and concerns about the solvency of storied financial institutions, investors sought the safety of U.S. Treasurys. As a result, Treasurys outperformed riskier assets during the 12-month reporting period as spreads(3) moved substantially wider. The spread between three-month Treasury bills and three-month LIBOR(4) (known as the TED spread) rose from 98 basis points at the end of October 2007 to 463 basis points on October 10, 2008. (A basis point is one-hundredth of a percentage point.)

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

The Fund invested in securities issued by U.S. government-sponsored entities and in First Tier securities issued by finance, insurance, brokerage and industrial companies, as well as banks and bank holding companies. During the reporting period, we increased the Fund's holdings in government debt.

As money market rates declined during the 12-month reporting period, the proceeds from maturing investments in the Fund were necessarily reinvested in lower-yielding securities, which lowered the Fund's return compared to the prior reporting period.

WHAT WAS THE FUND'S DOLLAR-WEIGHTED AVERAGE MATURITY AT THE END OF THE REPORTING PERIOD?

At the end of the reporting period, we were maintaining the average maturity of the Fund's investments at about 30 days. This action was part of our strategy to ensure that the Fund had sufficient liquidity.



3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4. London interbank offered rates (LIBOR) are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Money Market Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008



                                       PRINCIPAL       AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS 100.8%+
----------------------------------------------------------------

COMMERCIAL PAPER 57.2%
3M Co.
  1.70%, due 1/12/09 (a)             $ 7,000,000   $   6,976,200
Allianz Finance Corp.
  2.45%, due 11/7/08 (a)(b)            2,500,000       2,498,979
BNP Paribas Finance, Inc.
  2.71%, due 11/7/08 (a)               6,500,000       6,497,064
BP Capital Markets PLC
  1.70%, due 1/7/09 (a)(b)             7,000,000       6,977,853
  1.70%, due 1/8/09 (a)(b)             6,500,000       6,479,128
Caterpillar Inc.
  1.85%, due 11/6/08 (a)(b)            6,500,000       6,498,330
ChevronTexaco Funding Corp.
  1.25%, due 11/17/08 (a)              3,000,000       2,998,333
  1.25%, due 11/18/08 (a)              6,000,000       5,996,250
  1.50%, due 11/20/08 (a)              8,000,000       7,993,667
Electricite de France
  2.80%, due 11/21/08 (a)(b)           3,500,000       3,494,556
  3.35%, due 11/12/08 (a)(b)          13,000,000      12,986,693
Emerson Electric Co.
  1.50%, due 11/26/08 (a)(b)           7,000,000       6,992,708
  2.00%, due 11/13/08 (a)(b)           4,050,000       4,047,300
  2.10%, due 11/12/08 (a)(b)           3,000,000       2,998,075
European Investment Bank
  2.19%, due 12/3/08 (a)               6,500,000       6,487,347
  2.20%, due 12/4/08 (a)               3,000,000       2,993,950
  2.40%, due 11/14/08 (a)              3,000,000       2,997,400
Export Development Canada
  1.00%, due 12/19/08 (a)             15,100,000      15,079,521
General Electric Capital
  Corp.
  2.52%, due 11/10/08 (a)              6,500,000       6,495,905
Harvard University
  1.55%, due 11/6/08 (a)               6,500,000       6,498,601
  1.95%, due 11/7/08 (a)               6,000,000       5,998,050
HSBC Finance Corp.
  2.72%, due 11/19/08 (a)              1,300,000       1,298,232
International Business
  Machines Corp.
  1.30%, due 11/24/08 (a)(b)           3,500,000       3,497,093
  2.05%, due 12/18/08 (a)(b)           6,000,000       5,983,942
  2.30%, due 11/4/08 (a)(b)            6,500,000       6,498,754
Johnson & Johnson
  2.02%, due 11/18/08 (a)(b)           6,500,000       6,493,800
JPMorgan Chase & Co.
  2.62%, due 11/17/08 (a)              9,800,000       9,788,588
KfW International Finance,
  Inc.
  1.00%, due 12/3/08 (a)(b)            5,000,000       4,995,417
  1.20%, due 11/5/08 (a)(b)            5,000,000       4,999,333
  1.20%, due 11/14/08 (a)(b)           5,125,000       5,122,779
Merck & Co., Inc.
  1.05%, due 12/15/08 (a)              2,000,000       1,997,433
  1.70%, due 12/1/08 (a)               4,000,000       3,994,333
  1.80%, due 12/5/08 (a)               5,000,000       4,991,500
  2.10%, due 11/5/08 (a)               6,000,000       5,998,600
MetLife Funding, Inc.
  2.08%, due 11/3/08 (a)               5,225,000       5,224,396
  2.10%, due 11/3/08 (a)               6,500,000       6,499,242
Microsoft Corp.
  0.80%, due 11/19/08 (a)(b)           9,650,000       9,646,140
  1.00%, due 12/2/08 (a)(b)            3,700,000       3,696,814
National Australia Funding
  Delaware, Inc.
  2.69%, due 11/7/08 (a)(b)            2,375,000       2,373,935
  2.70%, due 11/6/08 (a)(b)            8,000,000       7,997,000
Nationwide Building Society
  2.87%, due 11/3/08 (a)(b)            3,500,000       3,499,442
Pfizer, Inc.
  1.50%, due 11/18/08 (a)(b)           6,000,000       5,995,750
  2.10%, due 12/1/08 (a)(b)            7,000,000       6,987,750
Private Export Funding Corp.
  2.25%, due 11/4/08 (a)(b)            8,000,000       7,998,500
  2.38%, due 12/17/08 (a)(b)           3,550,000       3,539,204
Prudential Funding LLC
  2.53%, due 11/13/08 (a)              6,925,000       6,919,160
Quebec Province
  1.80%, due 11/17/08 (a)(b)           5,500,000       5,495,600
  2.40%, due 12/29/08 (a)(b)           7,600,000       7,570,613
Rabobank USA Finance Corp.
  2.85%, due 2/26/09 (a)               6,000,000       5,944,425
Royal Bank of Canada
  2.67%, due 12/8/08 (a)              12,525,000      12,490,629
Shell International Finance
  B.V.
  1.05%, due 12/1/08 (a)(b)            6,000,000       5,994,574
  1.10%, due 11/24/08 (a)(b)           4,000,000       3,997,189
  1.65%, due 11/3/08 (a)(b)            7,000,000       6,999,358
Societe Generale North
  America, Inc.
  2.71%, due 12/16/08 (a)              1,000,000         996,613
  2.75%, due 11/26/08 (a)              6,000,000       5,988,542
  2.77%, due 12/2/08 (a)               5,800,000       5,786,165
Swedish Export Credit Corp.
  2.78%, due 12/3/08 (a)               2,500,000       2,493,822
  2.90%, due 11/25/08 (a)              7,500,000       7,485,500
  3.38%, due 11/20/08 (a)              4,000,000       3,992,864
Total Capital S.A.
  2.17%, due 11/25/08 (a)(b)           7,000,000       6,989,873
  2.17%, due 11/28/08 (a)(b)           7,000,000       6,988,608
Unilever Capital Corp.
  2.00%, due 11/17/08 (a)(b)           8,000,000       7,992,889


 +  Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL       AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
USAA Capital Corp.
  2.20%, due 11/14/08 (a)            $ 8,700,000   $   8,693,088
Wal-Mart Stores, Inc.
  1.50%, due 11/25/08 (a)(b)           3,500,000       3,496,500
  2.05%, due 11/3/08 (a)(b)            6,500,000       6,499,260
  2.10%, due 11/10/08 (a)(b)           6,000,000       5,996,850
Wells Fargo & Co.
  2.66%, due 12/5/08 (a)               6,500,000       6,483,671
                                                   -------------
                                                     394,399,680
                                                   -------------

CORPORATE BONDS 1.7%
Bank of America N.A.
  2.813%, due 12/18/08 (c)             6,625,000       6,624,210
Wachovia Bank N.A.
  3.528%, due 2/23/09 (c)              4,750,000       4,746,179
                                                   -------------
                                                      11,370,389
                                                   -------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $39,865 (Collateralized by
  a Federal Home Loan Bank
  Security with a rate of
  3.625% and a maturity date
  of 7/1/11, with a Principal
  Amount of $45,731 and a
  Market Value of $45,731)                39,865          39,865
                                                   -------------

U.S. GOVERNMENT & FEDERAL AGENCIES 41.9%
Federal Home Loan Bank
  2.291%, due 12/12/08 (c)             6,000,000       6,000,000
  2.599%, due 2/18/09 (c)              4,400,000       4,400,875
  2.70%, due 3/17/09                   7,000,000       7,000,000
  2.75%, due 2/20/09                   7,200,000       7,200,000
  2.988%, due 12/24/08 (c)             6,000,000       6,000,000
Federal Home Loan Bank
  (Discount Notes)
  0.883%, due 11/24/08 (a)             6,125,000       6,121,478
  0.887%, due 11/7/08 (a)             15,000,000      14,997,500
  0.913%, due 11/4/08 (a)             15,000,000      14,998,500
  0.913%, due 11/10/08 (a)             8,000,000       7,998,000
  0.927%, due 11/13/08 (a)             5,000,000       4,998,333
  1.035%, due 11/12/08 (a)            12,900,000      12,895,664
  1.05%, due 11/21/08 (a)              5,000,000       4,997,083
  1.10%, due 11/21/08 (a)              7,000,000       6,995,722
  1.15%, due 11/21/08 (a)              9,150,000       9,144,154
  1.25%, due 12/4/08 (a)              10,000,000       9,988,542
  1.31%, due 12/2/08 (a)               7,000,000       6,992,104
  1.31%, due 12/4/08 (a)               6,675,000       6,666,984
  2.10%, due 1/9/09 (a)               10,000,000       9,959,750
  2.20%, due 11/12/08 (a)              3,425,000       3,422,698
  2.20%, due 1/20/09 (a)               6,500,000       6,468,222
  2.21%, due 12/16/08 (a)              7,000,000       6,980,662
  2.27%, due 1/5/09 (a)                5,700,000       5,676,638
  2.29%, due 1/2/09 (a)                6,000,000       5,976,337
  2.40%, due 1/14/09 (a)              10,000,000       9,950,667
Federal Home Loan Mortgage
  Corporation
  2.37%, due 4/7/09 (c)                6,900,000       6,900,000
Federal Home Loan Mortgage
  Corporation (Discount
  Notes)
  1.05%, due 11/26/08 (a)              8,000,000       7,994,167
  2.46%, due 11/5/08 (a)               6,650,000       6,648,182
  2.62%, due 12/9/08 (a)               5,850,000       5,833,822
Federal National Mortgage
  Association (Discount
  Notes)
  0.844%, due 12/15/08 (a)             7,500,000       7,492,208
  1.20%, due 12/22/08 (a)              6,025,000       6,014,757
  1.98%, due 11/3/08 (a)               8,000,000       7,999,120
  2.26%, due 1/6/09 (a)                4,950,000       4,929,491
International Bank for
  Reconstruction &
  Development (Discount Note)
  1.40%, due 12/5/08 (a)               7,000,000       6,990,744
United States Treasury Bills
  0.619%, due 11/28/08 (a)            18,875,000      18,866,230
  1.609%, due 4/23/09 (a)             13,000,000      12,899,451
  1.639%, due 12/11/08 (a)             6,575,000       6,563,023
  1.855%, due 3/5/09 (a)               4,050,000       4,024,130
                                                   -------------
                                                     288,985,238
                                                   -------------
Total Short-Term Investments
   (Amortized Cost
  $694,795,172) (d)                        100.8%    694,795,172
Liabilities in Excess of
  Cash and Other Assets                     (0.8)     (5,423,510)
                                           -----    ------------
Net Assets                                 100.0%  $ 689,371,662
                                           =====    ============





++   Less than one-tenth of a percent.
(a)  Interest rate presented is yield to
     maturity.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Floating rate. Rate shown is the rate in
     effect at October 31, 2008.
(d)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.





12    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the Money Market Fund investments by industry.

INDUSTRY DIVERSIFICATION (UNAUDITED)


                                   AMORTIZED
                                       COST     PERCENT(+)
Banks                           $ 75,101,537          10.9%
Commercial Services               12,496,651           1.8
Computers                         15,979,789           2.3
Diversified Financial Services    12,440,330           1.8
Electric                          16,481,249           2.4
Electrical Components &
  Equipment                       14,038,083           2.1
Finance--Consumer Loans            1,298,232           0.2
Finance--Investment
  Banker/Broker                    9,788,588           1.4
Finance--Mortgage Loan/Banker      3,499,442           0.5
Finance--Other Services           11,537,704           1.7
Health Care--Products              6,493,800           0.9
Holding Companies--Diversified     8,693,088           1.3
Insurance                          9,418,139           1.4
Machinery--Construction &
  Mining                           6,498,330           0.9
Miscellaneous--Manufacturing       6,976,200           1.0
Multi-National                    19,469,441           2.8
Oil & Gas                         61,414,833           8.9
Pharmaceuticals                   29,965,366           4.4
Regional (State & Province)       13,066,213           1.9
Repurchase Agreement                  39,865           0.0++
Retail                            15,992,610           2.3
Software                          13,342,954           1.9
Sovereign                         29,051,707           4.2
Special Purpose Entity            19,716,527           2.9
U.S. Government & Agencies       281,994,494          40.9
                                ------------         -----
                                 694,795,172         100.8
Liabilities in Excess of
  Cash and Other Assets           (5,423,510)         (0.8)
                                ------------         -----
Net Assets                      $689,371,662         100.0%
                                ============         =====





+    Percentages indicated are based on Fund
     net assets.
++   Less than one-tenth of a percent.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (amortized cost $694,795,172)      $694,795,172
Receivables:
  Fund shares sold                        783,148
  Interest                                149,928
Prepaid insurance guarantee (See
  Note 7)                                  41,435
Other assets                               54,281
                                     ------------
     Total assets                     695,823,964
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                  5,763,474
  Manager (See Note 3)                    247,215
  Transfer agent (See Note 3)             243,639
  Shareholder communication                94,197
  Professional fees                        44,799
  Custodian                                22,969
  Trustees                                  1,869
Accrued expenses                            4,500
Dividend payable                           29,640
                                     ------------
     Total liabilities                  6,452,302
                                     ------------
Net assets                           $689,371,662
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $  6,893,703
Additional paid-in capital            682,479,592
                                     ------------
                                      689,373,295
Accumulated distributions in excess
  of net investment income                 (1,633)
                                     ------------
Net assets                           $689,371,662
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 72,720,971
                                     ============
Shares of beneficial interest
  outstanding                          72,723,413
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $372,956,206
                                     ============
Shares of beneficial interest
  outstanding                         372,956,138
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $187,236,572
                                     ============
Shares of beneficial interest
  outstanding                         187,232,776
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 56,457,913
                                     ============
Shares of beneficial interest
  outstanding                          56,458,007
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============






14    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                            $20,901,427
                                      -----------
EXPENSES:
  Manager (See Note 3)                  2,998,301
  Transfer agent--Investor Class
     (See Note 3)                         125,626
  Transfer agent--Class A (See Note
     3)                                   594,426
  Transfer agent--Classes B and C
     (See Note 3)                         663,226
  Registration                            131,118
  Shareholder communication               116,507
  Professional fees                       103,765
  Recordkeeping (a)                        67,562
  Custodian                                26,797
  Trustees                                 23,777
  Insurance guarantee (See Note 7)         22,445
  Miscellaneous                            28,911
                                      -----------
     Total expenses before waiver       4,902,461
  Expense waiver from Manager (See
     Note 3)                             (315,545)
                                      -----------
     Net expenses                       4,586,916
                                      -----------
Net investment income                  16,314,511
                                      -----------

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments           34,557
                                      -----------
Net increase in net assets resulting
  from
  operations                          $16,349,068
                                      ===========




(a) Effective August 1, 2008, the pricing and recordkeeping services fee is included in the Manager fee.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008            2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  16,314,511   $  23,557,228
 Net realized gain (loss)
  on investments                     34,557            (252)
                              -----------------------------
 Net increase in net assets
  resulting from operations      16,349,068      23,556,976
                              -----------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                 (631,850)             --
    Class A                      (9,843,192)    (13,836,289)
    Class B                      (4,649,885)     (8,344,331)
    Class C                      (1,202,040)     (1,406,051)
                              -----------------------------
 Total dividends to
  shareholders                  (16,326,967)    (23,586,671)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        782,086,058     604,775,875
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      15,282,265      22,482,439
 Cost of shares redeemed       (668,002,065)   (540,408,611)
                              -----------------------------
    Increase in net assets
     derived from capital
     share transactions         129,366,258      86,849,703
                              -----------------------------
    Net increase in net
     assets                     129,388,359      86,820,008

NET ASSETS:
Beginning of year               559,983,303     473,163,295
                              -----------------------------
End of year                   $ 689,371,662   $ 559,983,303
                              =============================
Accumulated distributions in
 excess of net investment
 income at end of year        $      (1,633)  $     (23,482)
                              =============================







16    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank


                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                             CLASS A
                            --------------    --------------------------------------------------------
                             FEBRUARY 28,
                                2008**
                                THROUGH
                              OCTOBER 31,                      YEAR ENDED OCTOBER 31,

                            --------------------------------------------------------------------------
                                 2008           2008        2007        2006        2005        2004
Net asset value at
  beginning of period           $  1.00       $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                -------       --------    --------    --------    --------    --------
Net investment income              0.01           0.03        0.05        0.04        0.02        0.01
Net realized and
  unrealized gain on
  investments                      0.00 +++       0.00 +++    0.00 +++    0.00 +++    0.00 +++    0.00 +++
                                -------       --------    --------    --------    --------    --------
Total from investment
  operations                       0.01           0.03        0.05        0.04        0.02        0.01
                                -------       --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                       (0.01)         (0.03)      (0.05)      (0.04)      (0.02)      (0.01)
  From net realized gain
     on investments                  --             --          --          --          --       (0.00)+++
                                -------       --------    --------    --------    --------    --------
Total dividends and
  distributions                   (0.01)         (0.03)      (0.05)      (0.04)      (0.02)      (0.01)
                                -------       --------    --------    --------    --------    --------
Net asset value at end of
  period                        $  1.00       $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                =======       ========    ========    ========    ========    ========
Total investment return            1.24%(a)       2.65%       4.69%       4.18%       2.20%       0.54%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            1.67%++        2.65%       4.59%       4.14%       2.21%       0.54%
  Net expenses                     0.80%++        0.68%       0.70%       0.70%       0.70%       0.70%
  Expenses (before waiver)         0.88%++        0.71%       0.83%       0.93%       0.99%       1.02%
Net assets at end of
  period (in 000's)             $72,721       $372,956    $346,960    $260,642    $205,154    $197,310




                                                     CLASS C
                               ---------------------------------------------------

                                              YEAR ENDED OCTOBER 31,

                               ---------------------------------------------------
                                 2008       2007       2006       2005       2004


Net asset value at
  beginning of period          $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                               -------    -------    -------    -------    -------
Net investment income             0.03       0.05       0.04       0.02       0.01
Net realized and
  unrealized gain on
  investments                     0.00 +++   0.00 +++   0.00 +++   0.00 +++   0.00 +++
                               -------    -------    -------    -------    -------
Total from investment
  operations                      0.03       0.05       0.04       0.02       0.01
                               -------    -------    -------    -------    -------
Less dividends and
  distributions:
  From net investment
     income                      (0.03)     (0.05)     (0.04)     (0.02)     (0.01)
  From net realized gain
     on investments                 --         --         --         --      (0.00)+++
                               -------    -------    -------    -------    -------
Total dividends and
  distributions                  (0.03)     (0.05)     (0.04)     (0.02)     (0.01)
                               -------    -------    -------    -------    -------
Net asset value at end of
  period                       $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                               =======    =======    =======    =======    =======
Total investment return           2.57%      4.69%      4.18%      2.20%      0.54%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           2.51%      4.59%      4.14%      2.21%      0.54%
  Net expenses                    0.76%      0.70%      0.70%      0.70%      0.70%
  Expenses (before waiver)        0.83%      0.83%      0.93%      0.99%      1.02%
Net assets at end of
  period (in 000's)            $56,458    $36,270    $23,306    $20,426    $31,273




**   Commencement of operations.
++   Annualized.
+++  Less than one cent per share.
(a)  Total return is not annualized.





18    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                               CLASS B
      --------------------------------------------------------



                       YEAR ENDED OCTOBER 31,

      --------------------------------------------------------
        2008        2007        2006        2005        2004
      $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
      --------    --------    --------    --------    --------
          0.03        0.05        0.04        0.02        0.01
          0.00 +++    0.00 +++    0.00 +++    0.00 +++    0.00 +++
      --------    --------    --------    --------    --------
          0.03        0.05        0.04        0.02        0.01
      --------    --------    --------    --------    --------

         (0.03)      (0.05)      (0.04)      (0.02)      (0.01)
            --          --          --          --       (0.00)+++
      --------    --------    --------    --------    --------
         (0.03)      (0.05)      (0.04)      (0.02)      (0.01)
      --------    --------    --------    --------    --------
      $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
      ========    ========    ========    ========    ========
          2.57%       4.69%       4.18%       2.20%       0.54%

          2.54%       4.59%       4.14%       2.21%       0.54%
          0.76%       0.70%       0.70%       0.70%       0.70%
          0.84%       0.83%       0.93%       0.99%       1.02%
      $187,237    $176,753    $189,216    $246,104    $295,963




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Money Market Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. Investor Class shares commenced February 28, 2008. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer's credit worthiness or market conditions are incorrect, the use of derivatives or other investments could result in a loss.

The Fund also invests in foreign securities, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is participating in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program the details of which are disclosed in Note 7.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and the Fund pays them monthly and declares and pays distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method.


20    MainStay Money Market Fund

Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.45% on assets up to $500 million, 0.40% on assets from $500 million to $1 billion, and 0.35% on assets in excess of $1 billion. Prior to August 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of: 0.50% on assets up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1 billion and 0.35% on assets in excess of $1 billion.

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 0.80%; Class A,

                                                   mainstayinvestments.com    21

0.70%; Class B, 0.80% and Class C, 0.80%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund's prospectus. It may be revised or terminated by the Manager at any time without notice.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $2,998,301 and waived expenses in the amount of $315,545.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

            OCTOBER 31,

    2009         2010        2011         TOTAL
 $1,058,259    $649,067    $315,545    $2,022,871
-------------------------------------------------



The Fund had $232,330 of waived fees for which the recoupment period expired during the year ended October 31, 2008.

Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 0.70%; Class B, 0.70% and Class C, 0.70%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

Effective August 1, 2008, the monthly fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $67,562 for the period from November 1, 2007 to July 31, 2008.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares were redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors LLC (the "Distributor"), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges of Investor Class, Class A, Class B and Class C of $543, $37,064, $323,786, and $51,864, respectively for the year ended October 31, 2008.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $1,383,278.

(D) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(E) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                             $609    0.0%+++
-----------------------------------------------
Class C                              117    0.0+++
-----------------------------------------------



+++ Less than one-tenth of a percent.



22    MainStay Money Market Fund

(F) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $23,165.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

            ACCUMULATED       OTHER         UNREALIZED         TOTAL
ORDINARY      CAPITAL       TEMPORARY      APPRECIATION     ACCUMULATED
 INCOME     GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
 $28,007        $--          $(29,640)          $--           $(1,633)
-----------------------------------------------------------------------



The other temporary differences are primarily due to distribution payable.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

  ACCUMULATED       ACCUMULATED
 UNDISTRIBUTED     NET REALIZED
NET INVESTMENT    GAIN (LOSS) ON       ADDITIONAL
 INCOME (LOSS)      INVESTMENTS     PAID-IN CAPITAL
    $34,305          $(34,305)            $--




The reclassifications for the Fund are primarily due to distribution redesignations.

The Fund utilized $252 of capital loss carryforwards during the year ended October 31, 2008.

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                  2008           2007
Distribution paid from:
  Ordinary Income          $16,326,967    $23,586,671
-----------------------------------------------------



NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS (AT $1 PER SHARE)          SHARES
Period ended October 31, 2008 (a):
Shares sold                            69,342,767
Shares issued to shareholders in
  reinvestment of dividends               601,846
Shares redeemed                       (41,587,702)
                                      -----------
Net increase in shares outstanding
  before conversion                    28,356,911
Shares converted into Investor Class
  (See Note 1)                         57,346,493
Shares converted from Investor Class
  (See Note 1)                        (12,979,992)
                                      -----------
Net increase                           72,723,412
                                      ===========



(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A (AT $1 PER SHARE)                 SHARES
Year ended October 31, 2008:
Shares sold                           516,333,756
Shares issued to shareholders in
  reinvestment of dividends             9,148,174
Shares redeemed                      (456,855,791)
                                     ------------
Net increase in shares outstanding
  before conversion                    68,626,139
Shares converted into Class A (See
  Note 1                               14,555,219
Shares converted from Class A (See
  Note 1)                             (57,205,497)
                                     ------------
Net increase                           25,975,861
                                     ============
Year ended October 31, 2007:
Shares sold                           460,794,717
Shares issued to shareholders in
  reinvestment of dividends            13,242,219
Shares redeemed                      (389,745,741)
                                     ------------
Net increase in shares outstanding
  before conversion                    84,291,195
Shares converted from Class B (See
  Note 1)                               2,051,275
                                     ------------
Net increase                           86,342,470
                                     ============





                                                   mainstayinvestments.com    23

 CLASS B (AT $1 PER SHARE)                SHARES
Year ended October 31, 2008:
Shares sold                          104,815,056
Shares issued to shareholders in
  reinvestment of dividends            4,406,951
Shares redeemed                      (97,026,193)
                                     -----------
Net increase in shares outstanding
  before conversion                   12,195,814
Shares converted form Class B (See
  Note 1)                             (1,716,223)
                                     -----------
Net increase                          10,479,591
                                     ===========
Year ended October 31, 2007:
Shares sold                           79,952,317
Shares issued to shareholders in
  reinvestment of dividends            7,913,726
Shares redeemed                      (98,272,327)
                                     -----------
Net decrease in shares outstanding
  before conversion                  (10,406,284)
Shares reacquired upon conversion
  into Class A (See Note 1)           (2,051,274)
                                     -----------
Net decrease                         (12,457,558)
                                     ===========




 CLASS C (AT $1 PER SHARE)                 SHARES
Year ended October 31, 2008:
Shares sold                            91,594,479
Shares issued to shareholders in
  reinvestment of dividends             1,125,294
Shares redeemed                       (72,532,379)
                                      -----------
Net increase                           20,187,394
                                      ===========
Year ended October 31, 2007:
Shares sold                            64,028,841
Shares issued to shareholders in
  reinvestment of dividends             1,326,494
Shares redeemed                       (52,390,614)
                                      -----------
Net increase                           12,964,721
                                      ===========



NOTE 7--MONEY MARKET GUARANTEE PROGRAM:

At a meeting held on October 3, 2008, the Fund's Board of Trustees approved the Fund's participation in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program seeks to guarantee the net asset value of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an investor in the Fund as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Fund liquidates and the per share value at the time of liquidation is less than $1 per share. Initially, the Program ran through December 18, 2008. On November 24, 2008, the Treasury Department announced that it would extend the Program through at least April 30, 2009. At a meeting held on December 3, 2008, the Fund's Board of Trustees approved the Fund's continued participation in this extension of the Program.

The Program applies only to shareholders of record of the Fund on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program. Any increase in the number of shares a shareholder holds in the Fund after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with the Fund or a broker-dealer, any future investment in the Fund will not be guaranteed. It is possible that eligible shareholders would not receive $1.00 per share in the event that a guarantee payment is triggered under the Program if claims made by the Fund and any other participating money market funds exceed the amount of funds available under the Program.

If during the time the Program is in effect, a shareholder transfers his or her Fund account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm.

Participation in the initial three months of the Program required a payment to the U.S. Department of the Treasury in the amount of 0.01% based on the net asset value of the Fund as of September 19, 2008. Under the extension offered by the U.S. Treasury on November 24, 2008, the guarantee remains in effect through April 30, 2009 for an additional payment of 0.015% based upon the net asset value of the Fund as of September 19, 2008. This expense is borne by the Fund without regard to any expense limitation currently in effect for the Fund.

More information about the Program is available at http://www.ustreas.gov.

NOTE 8--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal


24    MainStay Money Market Fund
year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Money Market Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Money Market Fund of The MainStay Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008



26    MainStay Money Market Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay Money Market Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider

                                                   mainstayinvestments.com    27
of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position


28    MainStay Money Market Fund
is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.


                                                   mainstayinvestments.com    29

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreements for one year.




30    MainStay Money Market Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 100.0% to arrive at the amount eligible for qualified interest income.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                                                   mainstayinvestments.com    31

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST                                        COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Trustee since   Managers and President and                   since September 2008 (3
9/24/60    September       Chief Executive Officer                      funds); Director, Eclipse
           2008            (since April 2008) of New                    Funds Inc. since September
                           York Life Investment                         2008, (22 funds); Director,
                           Management LLC and New York                  ICAP Funds, Inc., since
                           Life Investment Management                   September 2008 (4 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."



32    MainStay Money Market Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Trustee since   Capital Management;                         since 2007 (3 funds);
JR.        2007            President--Shields/Alli-                    Director, Eclipse Funds
11/16/46                   ance, Alliance Capital                      Inc. since 2007 (22
                           Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    33

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.



           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------






34    MainStay Money Market Fund

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    35

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

                        This page intentionally left blank

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO14628         (RECYCLE LOGO)            MS308-08           MSMM11-12/08
                                                                          12

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 TAX FREE BOND FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 TAX FREE BOND FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       16
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            30
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENTS                                 31
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             37
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        37
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       37
---------------------------------------------

TRUSTEES AND OFFICERS                      38

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (11.40%)   0.13%    1.84%
Excluding sales charges     (7.23)    1.06     2.31




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (11.35%)   0.14%    1.85%
Excluding sales charges     (7.17)    1.07     2.32




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (11.92%)   0.46%    2.05%
Excluding sales charges     (7.46)    0.80     2.05




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)


1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 0.50%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 0.50%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE     TEN
TOTAL RETURNS               YEAR    YEARS    YEARS
--------------------------------------------------
With sales charges         (8.35%)   0.80%    2.05%
Excluding sales charges    (7.46)    0.80     2.05




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)




 BENCHMARK PERFORMANCE                                 ONE      FIVE     TEN
                                                       YEAR    YEARS    YEARS
-----------------------------------------------------------------------------
Barclays Capital 3-15 Year Municipal Bond Index(3)     0.53%    3.07%    4.34%
Barclays Capital Municipal Bond Index(4)              (3.30)    2.73     4.14
Average Lipper general municipal debt fund(5)         (7.75)    1.23    2.69



   the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class B shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Barclays Capital has recently completed its acquisition of Lehman Brothers' North American Investment Banking and Capital Markets businesses, and as part of the transaction has changed the name of the index from "Lehman Brothers(R)" to "Barclays Capital." The Barclays Capital 3-15 Year Municipal Bond Index, an unmanaged index, is a market-value-weighted index of investment grade fixed-rate municipal bonds with maturities of 2-17 years. The index is frequently used as a general performance measure of tax-exempt bonds with intermediate maturities. The index reflects reinvestment of all distributions and changes in market prices. Results assume reinvestment of all income and capital gains. The Barclays Capital 3-15 Municipal Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
4. The Barclays Capital Municipal Bond Index is an unmanaged index that consists of approximately 15,000 municipal bonds that are rated Baa or better by Moody's and have a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Tax Free Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TAX FREE BOND FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $930.00         $4.80          $1,020.20         $5.03
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $931.30         $4.27          $1,020.70         $4.47
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $929.60         $6.01          $1,018.90         $6.29
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $929.50         $6.01          $1,018.90         $6.29
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.99% for Investor Class, 0.88% for Class A and 1.24% for Class B and Class
   C) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                    mainstayinvestments.com    7

 STATE COMPOSITION AS OF OCTOBER 31, 2008



Illinois                               15.8%
Ohio                                   10.0
Florida                                 9.5
Texas                                   9.0
New York                                7.8
California                              6.3
North Carolina                          6.1
Puerto Rico                             5.0
Massachusetts                           4.2
Arizona                                 3.8
Maryland                                3.3
South Carolina                          2.2
Colorado                                2.1
Louisiana                               2.1
New Jersey                              2.1
Nevada                                  1.9
Tennessee                               1.9
Georgia                                 1.7
New Mexico                              1.5
Delaware                                1.2
West Virginia                           0.8
Michigan                                0.1
Short-Term Investments                  0.4
Cash and Other Assets, Less
  Liabilities                           1.2
                                      -----
                                      100.0%
                                      =====



See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Ohio State, Series A, 5.375%, due
        8/1/19-8/1/20.
    2.  Puerto Rico Public Buildings Authority
        Revenue Guaranteed Government
        Facilities, Series I, 5.00%,
        due 7/1/36.
    3.  Illinois State Toll Highway Authority,
        Series A-1, 5.00%, due 1/1/26.
    4.  Golden State Tobacco Securitization
        Corp., 5.00%,
        due 6/1/45.
    5.  North Carolina Municipal Power Agency
        N1, Catawba Electric Revenue, Series B,
        6.50%, due 1/1/20.
    6.  Chicago, Illinois, Housing Authority
        Capital Program Revenue, 5.00%, due
        7/1/23.
    7.  Buckeye, Ohio, Tobacco Settlement
        Financing Authority, 5.75%, due 6/1/34.
    8.  Maryland Health & Higher Educational
        Facilities Authority Revenue, 5.00%, due
        7/1/14-7/1/18.
    9.  Scottsdale Arizona Industrial
        Development Authority Hospital Revenue,
        Scottsdale Healthcare, 5.00%,
        due 9/1/17-9/1/18.
   10.  Massachusetts State Health & Educational
        Facilities Authority Revenue, Caregroup,
        Series E2, 5.00%,
        due 7/1/17-7/1/18.







8    MainStay Tax Free Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CHRISTINE TODD, CFA, AND MICHAEL FALOON, CFA, FRM, OF STANDISH MELLON ASSET MANAGEMENT COMPANY LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY TAX FREE BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Tax Free Bond Fund returned -7.23% for Investor Class shares,(1) -7.17% for Class A shares, -7.46% for Class B shares and -7.46% for Class C shares for the 12 months ended October 31, 2008. Over the same period, all share classes outperformed the -7.75% return of the average Lipper(2) general municipal debt fund. All share classes underperformed the -3.30% return of the Barclays Capital Municipal Bond Index(3) and the 0.53% return of the Barclays Capital 3-15 Year Municipal Index(4) for the 12 months ended October 31, 2008. The Fund changed its benchmark on September 29, 2008, and the Barclays Capital 3-15 Year Municipal Index is now the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WERE THERE OTHER CHANGES IN THE FUND'S PORTFOLIO MANAGEMENT OR MEASUREMENT DURING THE REPORTING PERIOD?

Yes. Effective September 29, 2008, Standish Mellon Asset Management Company LLC became the Fund's Subadvisor. Christine Todd, CFA, and Michael Faloon, CFA, FRM, became the Fund's portfolio managers. At that time, the Fund adopted the Lehman Brothers(R) 3-15 Year Municipal Index as its primary benchmark because we believed that this Index more accurately reflected the Fund's investment style. The Index has since been renamed the Barclays Capital 3-15 Year Municipal Index.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Even in a broadly declining market, some sectors and securities performed better than others. A sizable allocation to higher-quality bonds was the primary reason for the Fund's outperformance relative to its peers. During the reporting period, investors flocked to higher-quality bonds in what is known as a flight to quality. The Fund underperformed the Barclays Capital 3-15 Year Municipal Index primarily because the Fund had greater exposure to longer-maturity securities. Longer-term municipal bonds provided incrementally higher yields than shorter-term municipal bonds during the reporting period. However, the negative effect of having a longer duration in a rising interest-rate environment overcame the yield advantage.

WHAT FACTORS INFLUENCED THE MUNICIPAL BOND MARKET AS A WHOLE DURING THE REPORTING PERIOD?

The municipal bond market experienced a dramatic increase in volatility and a severe lack of liquidity during the reporting period. These market dynamics were primarily due to the subprime mortgage crisis, which disrupted the flow of capital across the entire banking system. Liquidity from traditional sources, such as property and casualty companies, mutual funds and leveraged buyers, dried up. Support was hard to find from Wall Street, as several consolidations and outright failures and bankruptcies eliminated important market participants. Retail investors increased demand as yields rose. Their bid, however, was overshadowed by massive sales from leveraged participants who were forced to leave the market as borrowing costs spiked and capital constraints escalated.

During the reporting period, heightened risk aversion drove investors toward the highest-quality and most liquid sectors, namely U.S. Treasury-backed prerefunded bonds(5) and highly rated general obligation bonds. Lower-rated investment-grade bonds materially underperformed.

Monoline bond insurers suffered downgrades because of their substantial exposure to subprime mortgage debt. By the end of the reporting period, all seasoned monoline insurers had lost their AAA

The values of debt securities fluctuate depending on various factors including interest rates, issuer creditworthiness, market conditions and maturities. Industrial development, pollution control and revenue bonds are generally not secured by the taxing power of the municipality, but are secured by revenues paid by the industrial user. This means that if the industrial user cannot repay principal and/or interest on the bonds, the Fund may lose money. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Barclays Capital Municipal Bond Index.
4. See footnote on page 6 for more information on the Barclays Capital 3-15 Year Municipal Bond Index.
5. Prerefunding or advance refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Given that the advance refunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value--sometimes significantly.

                                                    mainstayinvestments.com    9
ratings or had a negative outlook from the ratings agencies. The demise of AAA-rated insurers caused the market share of AAA-rated insured bonds to slide from nearly half of all tax-free securities at the beginning of the reporting period to approximately 10% at the end of October 2008.

Triggered by the downgrades of the AAA-rated monoline insurer wraps, the auction rate securities (ARS)(6) market virtually collapsed. Tax-exempt auctions began to fail as the AAA-rating backstop fell into question. Dealers that had historically supported the auction markets backed away, and yields spiked to sustain liquidity. Municipal issuers were paying as much as a 20% premium on certain securities and looked to refinance ARS with term bonds. The new supply from ARS that was restructured to long-term fixed-rate debt weighed heavily on the municipal bond market. A backlog of delayed new issues began to build as issuers waited for more favorable market conditions.

WHAT WAS THE FUND'S DURATION STRATEGY DURING THE REPORTING PERIOD?

The Fund's duration was generally longer than that of the Barclays Capital 3-15 Municipal Index during the reporting period. Duration(7) positioning was a significant negative contributor to the Fund's performance for the reporting period, particularly during the turmoil in February and September.

WHAT POSITIONING DECISIONS AFFECTED THE FUND'S PERFORMANCE?

During the reporting period, long-term municipal bond yields rose significantly more than shorter-term municipal bond yields. The resultant yield curve steepening was driven not only by the Federal Open Market Committee's (FOMC's) aggressive reduction in short-term interest rates, but also by a substantial increase in long-term municipal-bond supply in the secondary market. Selling pressure on long-term municipals stemmed largely from leveraged strategies unwinding long-term bond positions in the face of higher financing rates and devalued securities.

Cheaper yields prompted the Fund to purchase longer-term bonds and callable bonds. When these market conditions persisted, however, the purchases detracted from the Fund's returns.

When lower-quality bonds lagged considerably, the Fund added to positions in securities in the hospital and industrial development sectors. Unfortunately, these two sectors sold off during the reporting period, which detracted from results. The Fund's overweight positions in hospital and industrial development bonds--as well as in tobacco securitization credits--also detracted from performance, as illiquid market conditions and risk aversion materially affected these sectors. The Fund was also hurt by sales of high-quality paper that were prompted by tighter credit spreads.

On the positive side, the Fund's sizable weighting among prerefunded bonds, which are backed by U.S. Treasurys, was a strong contributor to performance. The flight to quality, driven by the growing and increasingly severe credit crisis, also benefited the Fund, since the Fund primarily held highly rated municipal bonds. During the reporting period, we sold several California- and New York-based and Goldman Sachs-backed bonds. These sales also contributed positively to the Fund's returns, since these issues later sold off. Underweight positions in California and New York also helped the Fund's relative performance, since these states were particularly affected by economic deterioration.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

As mentioned, the Fund sold several California- and New York-based credits. Further, the Fund cut its exposure to Goldman Sachs in half and sold its position in Liberty NY Development Corp., which financed the company's new headquarters in lower Manhattan. These sales protected the Fund from credit and price deterioration related to the obligors.

Ohio general-obligation bonds offered good yield but suffered disproportionately from a weak regional economy, so we trimmed the Fund's position in these issues as well.

After a market disruption of February 2008, the Fund added a position in Banner Health. Banner Health is a hospital system that we believe to be creditworthy, but it suffered from declining valuations in the health care sector.

WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE REPORTING PERIOD?

We added to the Fund's health care exposure during the reporting period because these relatively stable credits were trading at increasingly cheaper valuations. We believe that with careful research and security selection, health care credits can offer excess

6. Auction rate securities are securities sold through a dutch auction, a system in which the price is lowered until the entire issue can be sold. As prices decline, yields on debt securities typically increase.
7. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.


10    MainStay Tax Free Bond Fund
yield and strong fundamentals. We also marginally increased the Fund's allocation to the industrial development sector.

During the reporting period, we decreased the Fund's exposure to water and sewer revenue bonds, transportation bonds and Texas school district credits.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2008, the Fund was overweight relative to the Barclays Capital 3-15 Year Municipal Index in health care, housing and industrial development bonds. These sectors were all laggards during the flight to quality and liquidity in the marketplace. On the same date, the Fund was underweight in transportation, special tax and water revenue bonds. These sectors tended to fare better in a stressed market environment.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2008



                                       PRINCIPAL
                                          AMOUNT           VALUE
MUNICIPAL BONDS 98.4%+
----------------------------------------------------------------

ARIZONA 3.8%
Arizona Health Facilities
  Authority Revenue, Banner
  Health
  Series A
  5.00%, due 1/1/19                  $ 1,500,000   $   1,414,170
V  Scottsdale Arizona
  Industrial Development
  Authority Hospital Revenue,

  Scottsdale Healthcare
  5.00%, due 9/1/17                    4,720,000       4,395,642
  5.00%, due 9/1/18                    1,440,000       1,317,744
                                                   -------------
                                                       7,127,556
                                                   -------------

CALIFORNIA 6.3%
California State Office of
  the
  State Treasurer
  5.00%, due 8/1/25                    5,000,000       4,738,700
California State Various
  Purposes
  5.25%, due 4/1/34                        5,000           4,670
V  Golden State Tobacco
  Securitization Corp.
  5.00%, due 6/1/45                   10,000,000       7,222,500
                                                   -------------
                                                      11,965,870
                                                   -------------

COLORADO 2.1%
Denver, Colorado City &
  County
  Airport Revenue
  Series A2
  5.25%, due 11/15/32 (a)(b)           4,000,000       4,024,360
                                                   -------------


DELAWARE 1.2%
Delaware State Economic
  Development Authority
  Revenue Pollution Control,
  Delmarva Power
  Series C, Insured: AMBAC
  4.90%, due 5/1/26 (a)(c)             2,250,000       2,262,825
                                                   -------------


FLORIDA 9.5%
Florida Hurricane Catastrophe
  Fund, Florida Finance Corp.
  Revenue
  Series A
  5.00%, due 7/1/14                    2,000,000       2,091,120
Highlands County Florida
  Health Facilities Authority
  Revenue Hospital, Adventist
  Health Systems
  Series D
  5.375%, due 11/15/35 (d)             4,500,000       4,817,925
Hillsborough County Florida
  Industrial Development
  Authority Hospital Revenue,
  Tampa General
  Hospital Project
  5.25%, due 10/1/41                   6,000,000       4,217,220
Miami-Dade County Florida
  Solid Waste System Revenue
  Insured: MBIA
  5.00%, due 10/1/19 (e)               1,735,000       1,689,109
South Florida Water
  Management District,
  Insured: AMBAC
  5.00%, due 10/1/20 (c)               5,245,000       5,209,911
                                                   -------------
                                                      18,025,285
                                                   -------------

GEORGIA 1.7%
Monroe County, Georgia
  Development Authority,
  Oglethorpe Power Corp.
  Series B
  4.625%, due 1/1/36 (a)               3,250,000       3,287,440
                                                   -------------


ILLINOIS 15.8%
Chicago, Illinois
  Series A
  5.25%, due 1/1/33                    3,000,000       2,816,340
V  Chicago, Illinois Housing
  Authority Capital Program
  Revenue
  Insured: FSA
  5.00%, due 7/1/23 (f)                7,100,000       6,842,128
Chicago, Illinois Waterworks
  Revenue Insured: FGIC
  6.50%, due 11/1/15 (g)               3,005,000       3,376,478
Illinois Health Facilities
  Authority Revenue, Lake
  Forest Hospital
  Series A
  5.75%, due 7/1/29                    2,000,000       1,754,460
Illinois State Sales Tax
  Revenue
  Second Series, Insured:
  FGIC
  5.50%, due 6/15/17 (g)               4,000,000       4,298,720
V  Illinois State Toll
  Highway Authority
  Series A-1, Insured: FSA
  5.00%, due 1/1/26 (f)                7,000,000       7,551,390
Kane McHenry Cook & De Kalb
  Counties Illinois Unit
  School District No. 300
  Insured: XLCA
  5.00%, due 12/1/20 (h)               3,500,000       3,336,445
                                                   -------------
                                                      29,975,961
                                                   -------------



 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investments. May be subject to change daily.


12    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
MUNICIPAL BONDS (CONTINUED)
LOUISIANA 2.1%
State of Louisiana Offshore
  Terminal Authority
  Deepwater Port Revenue
  Series C
  5.25%, due 9/1/16                  $ 3,970,000   $   3,963,648
                                                   -------------


MARYLAND 3.3%
V  Maryland Health & Higher
  Educational Facilities
  Authority Revenue
  5.00%, due 7/1/14                    1,845,000       1,844,428
  5.00%, due 7/1/16                    1,345,000       1,316,849
  5.00%, due 7/1/17                    1,180,000       1,142,039
  5.00%, due 7/1/18                    2,060,000       1,965,570
                                                   -------------
                                                       6,268,886
                                                   -------------


MASSACHUSETTS 4.2%
Massachusetts Bay
  Transportation Authority
  Revenue Assessment
  Series A
  5.75%, due 7/1/18 (d)                  210,000         218,093
V  Massachusetts State Health
  & Educational Facilities
  Authority Revenue,
  Caregroup
  Series E2
  5.00%, due 7/1/17                    3,000,000       2,646,840
  Series E2
  5.00%, due 7/1/18                    3,500,000       3,020,535
Massachusetts State Health &
  Educational Facilities
  Authority Revenue,
  Massachusetts Institute of
  Technology
  Series A
  5.00%, due 7/1/19                      500,000         520,295
  Series A
  5.00%, due 7/1/38                    1,500,000       1,452,585
                                                   -------------
                                                       7,858,348
                                                   -------------

MICHIGAN 0.1%
Michigan Tobacco Settlement
  Finance Authority
  6.00%, due 6/1/34                      250,000         170,828
                                                   -------------


NEVADA 1.9%
Clark County Nevada Passenger
  Facility Charge Revenue,
  Las Vegas-McCarran
  International Airport
  Series A-2, Insured: AMBAC
  5.00%, due 7/1/26 (c)                4,000,000       3,612,000
                                                   -------------


NEW JERSEY 2.1%
New Jersey State Trust Fund
  Transportation Authority
  System
  Series C, Insured: FSA
  5.50%, due 12/15/17 (f)              3,810,000       4,060,850
                                                   -------------


NEW MEXICO 1.5%
New Mexico Finance Authority
  State Transportation
  Revenue
  Series A, Insured: MBIA
  5.00%, due 6/15/22 (e)               2,750,000       2,763,228
                                                   -------------


NEW YORK 7.8%
Metropolitan Transportation
  Authority of New York
  Revenue
  5.00%, due 11/15/30 (a)              5,000,000       5,148,150
New York City Industrial
  Development Agency Revenue
  Yankee Stadium
  Insured: FGIC
  5.00%, due 3/1/31 (g)                1,000,000         870,010
New York State Dormitory
  Authority Lease Revenue
  Court Facilities
  City of New York
  7.375%, due 5/15/10                  1,375,000       1,458,655
  7.50%, due 5/15/11                   1,740,000       1,839,023
New York State Dormitory
  Authority Revenue
  Series A, Insured: MBIA
  6.00%, due 7/1/19 (e)                3,700,000       4,054,053
  Series B
  7.50%, due 5/15/11 (d)               1,250,000       1,363,438
New York State Environmental
  Facilities Corp. Pollution
  Control Revenue, State
  Water Revolving Fund
  Series A
  7.50%, due 6/15/12                      95,000          98,745
                                                   -------------
                                                      14,832,074
                                                   -------------

NORTH CAROLINA 6.1%
North Carolina Eastern
  Municipal Power Agency
  Systems Revenue
  Series A
  5.50%, due 1/1/12                    2,000,000       2,047,620
  Series D
  6.75%, due 1/1/26                    2,000,000       2,004,920
North Carolina Housing
  Finance Agency Home
  Ownership
  Series 13-A
  4.25%, due 1/1/28 (b)                  440,000         405,253


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 13

                                       PRINCIPAL
                                          AMOUNT           VALUE
MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
V  North Carolina Municipal
  Power Agency N1, Catawba
  Electric Revenue
  Series B
  6.50%, due 1/1/20                  $ 7,000,000   $   7,110,530
                                                   -------------
                                                      11,568,323
                                                   -------------

OHIO 10.0%
V  Buckeye, Ohio, Tobacco
  Settlement Financing
  Authority
  5.75%, due 6/1/34                    9,750,000       6,493,500
Lorain County Ohio Hospital
  Revenue, Catholic
  Healthcare
  5.375%, due 10/1/30                  2,300,000       2,066,504
V  Ohio State
  Series A
  5.375%, due 8/1/19                   5,000,000       5,188,100
  Series A
  5.375%, due 8/1/20                   5,000,000       5,120,050
                                                   -------------
                                                      18,868,154
                                                   -------------

PUERTO RICO 5.0%
Puerto Rico Commonwealth
  Infrastructure Financing
  Special Authority
  Series A
  5.50%, due 10/1/17                   1,500,000       1,548,510
V  Puerto Rico Public
  Buildings Authority Revenue
  Guaranteed Government
  Facilities
  Series I
  5.00%, due 7/1/36                   10,000,000       8,009,000
                                                   -------------
                                                       9,557,510
                                                   -------------

SOUTH CAROLINA 2.2%
South Carolina Jobs-Economic
  Development Authority/
  Economic Development
  Revenue, Bon Secours-St.
  Francis Medical Center
  Series A
  5.625%, due 11/15/30                   935,000       1,021,917
  Series B
  5.625%, due 11/15/30                 3,565,000       3,043,120
                                                   -------------
                                                       4,065,037
                                                   -------------

TENNESSEE 1.9%
Tennessee Energy Acquisition
  Corp.,
  Gas Revenue
  Series A
  5.25%, due 9/1/24                    5,000,000       3,603,800
                                                   -------------


TEXAS 9.0%
Dallas, Texas Area Rapid
  Transit Sales Tax Revenue
  Insured: AMBAC
  5.00%, due 12/1/16 (c)               1,500,000       1,583,370
Dallas-Fort Worth, Texas
  International Airport
  Facilities Improvement
  Revenue
  Series A, Insured: FGIC
  6.00%, due 11/1/28 (b)(g)            4,000,000       3,572,880
El Paso, Texas
  Insured: FGIC
  5.00%, due 8/15/19 (g)               3,815,000       3,877,947
Jefferson County Texas Health
  Facility Development Corp.,
  Texas Baptist Hospitals
  Insured: AMBAC
  5.20%, due 8/15/21 (c)               1,075,000         910,622
San Antonio, Texas Electric &
  Gas (Escrow Shares)
  Series 2000
  5.00%, due 2/1/17 (i)                5,040,000       5,227,186
Texas State College Student
  Loan
  5.50%, due 8/1/10 (b)                1,760,000       1,808,365
                                                   -------------
                                                      16,980,370
                                                   -------------

WEST VIRGINIA 0.8%
Kanawha Mercer Nicholas
  Counties West Virginia
  Single Family Mortgage
  Revenue
  (zero coupon), due 2/1/15
  (d)                                  2,230,000       1,599,445
                                                   -------------
Total Municipal Bonds
  (Cost $202,725,995)                                186,441,798
                                                   -------------

SHORT-TERM INVESTMENTS 0.4%
----------------------------------------------------------------


REPURCHASE AGREEMENT 0.0%++
MASSACHUSETTS
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $18,224   (Collateralized
  by a Federal Home Loan Bank
  Security with a rate of
  3.625% and a maturity date
  of 7/1/11, with a Principal
  Amount of $20,000 and a
  Market Value of $20,325)                18,224          18,224
                                                   -------------
Total Repurchase Agreement
  (Cost $18,224)                                          18,224
                                                   -------------



14    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT 0.4%
UNITED STATES
United States Treasury Bill
  0.854%, due 3/26/09 (j)            $   800,000   $     797,278
                                                   -------------
Total U.S. Government
  (Cost $797,278)                                        797,278
                                                   -------------

Total Short-Term Investments
  (Cost $815,502)                                        815,502
                                                   -------------
Total Investments
  (Cost $203,541,497) (k)                   98.8%    187,257,300
Cash and Other Assets, Less
  Liabilities                                1.2       2,333,189
                                           -----    ------------
Net Assets                                 100.0%  $ 189,590,489
                                           =====    ============





+++  On a daily basis NYLIM confirms that the
     value of the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Variable rate securities that may be
     tendered back to the issuer at any time
     prior to maturity at par.  Rate shown is
     the rate in effect at October 31, 2008.
(b)  Interest on these securities is subject
     to alternative minimum tax.
(c)  AMBAC--Ambac Assurance Corp.
(d)  Pre-refunding Security--issuer has or
     will issue new bonds and use the proceeds
     to purchase Treasury securities that
     mature at or near the same date as the
     original issue's call date.
(e)  MBIA--MBIA Insurance Corp.
(f)  FSA--Financial Security Assurance, Inc.
(g)  FGIC--Financial Guaranty Insurance Co.
(h)  XLCA--XL Capital Assurance, Inc.
(i)  Non-income producing security.
(j)  Interest rate presented is yield to
     maturity.
(k)  At October 31, 2008, cost is $203,541,497
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized appreciation   $  2,277,110
     Gross unrealized depreciation    (18,561,307)
                                     ------------
     Net unrealized depreciation     $(16,284,197)
                                     ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 15

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $203,541,497)     $187,257,300
Receivables:
  Interest                              3,378,142
  Fund shares sold                         33,635
Other assets                               28,587
                                     ------------
     Total assets                     190,697,664
                                     ------------
LIABILITIES:
Payables:
  Open swap agreements, at value          378,600
  Fund shares redeemed                    245,515
  Manager (See Note 3)                     68,537
  NYLIFE Distributors (See Note 3)         48,296
  Shareholder communication                46,153
  Transfer agent (See Note 3)              35,398
  Professional fees                        30,461
  Custodian                                21,298
  Trustees                                    609
Accrued expenses                            3,934
Dividend payable                          228,374
                                     ------------
     Total liabilities                  1,107,175
                                     ------------
Net assets                           $189,590,489
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    224,388
Additional paid-in capital            214,930,649
                                     ------------
                                      215,155,037
Accumulated undistributed net
  investment income                     1,339,988
Accumulated net realized loss on
  investments, futures transactions
  and written option transactions     (10,241,739)
Net unrealized depreciation on
  investments and swap contracts      (16,662,797)
                                     ------------
Net assets                           $189,590,489
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 21,449,877
                                     ============
Shares of beneficial interest
  outstanding                           2,529,602
                                     ============
Net asset value per share
  outstanding                        $       8.48
Maximum sales charge (4.50% of
  offering price)                            0.40
                                     ------------
Maximum offering price per share
  outstanding                        $       8.88
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $136,781,104
                                     ============
Shares of beneficial interest
  outstanding                          16,195,983
                                     ============
Net asset value per share
  outstanding                        $       8.45
Maximum sales charge (4.50% of
  offering price)                            0.40
                                     ------------
Maximum offering price per share
  outstanding                        $       8.85
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 23,934,989
                                     ============
Shares of beneficial interest
  outstanding                           2,834,268
                                     ============
Net asset value and offering price
  per share outstanding              $       8.44
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  7,424,519
                                     ============
Shares of beneficial interest
  outstanding                             878,992
                                     ============
Net asset value and offering price
  per share outstanding              $       8.45
                                     ============






16    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                           $ 10,331,840
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,294,770
  Distribution/Service--Investor
     Class (See Note 3)                    36,163
  Distribution/Service--Class A
     (See Note 3)                         408,597
  Service--Class B (See Note 3)            72,077
  Service--Class C (See Note 3)            18,963
  Transfer agent--Investor Class
     (See Note 3)                          32,503
  Transfer agent--Class A (See Note
     3)                                   118,485
  Transfer agent--Classes B and C
     (See Note 3)                          62,535
  Distribution--Class B (See Note
     3)                                    71,523
  Distribution--Class C (See Note
     3)                                    18,790
  Professional fees                        58,246
  Shareholder communication                57,668
  Registration                             50,444
  Recordkeeping (a)                        36,248
  Custodian                                25,478
  Trustees                                  6,963
  Miscellaneous                            16,841
                                     ------------
     Total expenses before waiver       2,386,294
  Expense waiver from Manager (See
     Note 3)                             (366,805)
                                     ------------
     Net expenses                       2,019,489
                                     ------------
Net investment income                   8,312,351
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND SWAP CONTRACTS TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                  (453,129)
  Futures transactions                 (1,277,417)
                                     ------------
Net realized loss on investments,
  futures transactions and written
  option transactions                  (1,730,546)
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions               (21,539,848)
  Swap contracts                         (378,600)
  Futures contracts                        83,981
                                     ------------
Net change in unrealized
  appreciation on investments, swap
  contracts and futures contracts     (21,834,467)
                                     ------------
Net realized and unrealized loss on
  investments, swap contracts,
  futures transactions and written
  option transactions                 (23,565,013)
                                     ------------
Net decrease in net assets
  resulting from operations          $(15,252,662)
                                     ============



(a) Effective August 1, 2008, the pricing and recordkeeping services fee is included in the Manager fee.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 17

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                                          2008                   2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income                        $  8,312,351           $  9,282,521
 Net realized gain (loss) on
  investments, futures transactions and
  written option transactions                   (1,730,546)             1,047,732
 Net change in unrealized depreciation
  on investments, swap contracts and
  futures contracts                            (21,834,467)            (7,721,404)
                                          -------------------------------------------
 Net increase (decrease) in net assets
  resulting from operations                    (15,252,662)             2,608,849
                                          -------------------------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                                (546,593)                    --
    Class A                                     (6,574,648)            (7,661,668)
    Class B                                     (1,054,404)            (1,423,809)
    Class C                                       (281,903)              (236,790)
                                          -------------------------------------------
 Total dividends to shareholders                (8,457,548)            (9,322,267)
                                          -------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares               15,521,438             11,195,604
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends                                      5,779,899              6,365,375
 Cost of shares redeemed                       (35,884,106)           (35,035,087)
                                          -------------------------------------------
    Decrease in net assets derived from
     capital share transactions                (14,582,769)           (17,474,108)
                                          -------------------------------------------
    Net decrease in net assets                 (38,292,979)           (24,187,526)

NET ASSETS:
Beginning of year                              227,883,468            252,070,994
                                          -------------------------------------------
End of year                                   $189,590,489           $227,883,468
                                          ===========================================
Accumulated undistributed (distributions
 in excess of) net investment income at
 end of year                                  $  1,339,988           $    (80,939)
                                          ===========================================






18    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank


                                                   mainstayinvestments.com    19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                       INVESTOR CLASS
                       --------------
                        FEBRUARY 28,
                           2008**                                       CLASS A
                           THROUGH       ---------------------------------------------------------------------
                         OCTOBER 31,                             YEAR ENDED OCTOBER 31,

                       ---------------------------------------------------------------------------------------
                            2008           2008        2007              2006               2005         2004
Net asset value at
  beginning of period      $  9.07       $   9.48    $   9.75          $   9.62            $  9.84     $  9.75
                           -------       --------    --------          --------            -------     -------
Net investment income         0.25           0.36        0.38              0.38 (a)           0.38        0.38
Net realized and
  unrealized gain
  (loss) on
  investments                (0.60)         (1.02)      (0.27)             0.13 (e)          (0.21)       0.07
                           -------       --------    --------          --------            -------     -------
Total from investment
  operations                 (0.35)         (0.66)       0.11              0.51               0.17        0.45
                           -------       --------    --------          --------            -------     -------
Less dividends:
  From net investment
     income                  (0.24)         (0.37)      (0.38)            (0.38)             (0.39)      (0.36)
                           -------       --------    --------          --------            -------     -------
Net asset value at
  end of period            $  8.48       $   8.45    $   9.48          $   9.75            $  9.62     $  9.84
                           =======       ========    ========          ========            =======     =======
Total investment
  return (b)(f)              (4.03%)(c)     (7.17%)      1.12%             5.43%(d)(e)        1.77%       4.71%
Ratios (to average
  net
  assets)/Supplemen-
  tal Data:
  Net investment
     income                   3.92% ++       3.94%       3.88%             3.93%              3.92%       3.88%
  Net expenses                0.99% ++       0.88%       0.89%             0.89%              0.89%       1.02%
  Expenses (before
     waiver/reim-
     bursement)               1.21% ++       1.04%       1.06%             1.09%(d)           1.06%       1.06%
Portfolio turnover
  rate                          90%            90%         59%               55%                26%         18%
Net assets at end of
  period (in 000's)        $21,450       $136,781    $189,210          $200,593            $38,508     $37,936




                                                         CLASS C
                       --------------------------------------------------------------------------
                                                 YEAR ENDED OCTOBER 31,

                       --------------------------------------------------------------------------
                             2008           2007      2006             2005               2004
Net asset value at
  beginning of period       $ 9.48         $ 9.75    $ 9.62           $ 9.85             $ 9.75
                            ------         ------    ------           ------             ------
Net investment income         0.34           0.35      0.36 (a)         0.36               0.36
Net realized and
  unrealized gain
  (loss) on
  investments                (1.03)         (0.27)     0.13 (e)        (0.22)              0.08
                            ------         ------    ------           ------             ------
Total from investment
  operations                 (0.69)          0.08      0.49             0.14               0.44
                            ------         ------    ------           ------             ------
Less dividends:
  From net investment
     income                  (0.34)         (0.35)    (0.36)           (0.37)             (0.34)
                            ------         ------    ------           ------             ------
Net asset value at
  end of period             $ 8.45         $ 9.48    $ 9.75           $ 9.62             $ 9.85
                            ======         ======    ======           ======             ======
Total investment
  return (b)(f)              (7.46%)         0.86%     5.16%(d)(e)      1.41%              4.55%
Ratios (to average
  net
  assets)/Supplemen-
  tal Data:
  Net investment
     income                   3.64%          3.63%     3.68%            3.67%              3.63%
  Net expenses                1.20%          1.14%     1.14%            1.14%              1.27%
  Expenses (before
     waiver/reim-
     bursement)               1.40%          1.31%     1.34%(d)         1.31%              1.31%
Portfolio turnover
  rate                          90%            59%       55%              26%                18%
Net assets at end of
  period (in 000's)         $7,425         $6,752    $5,949           $6,231             $5,992




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     0.01% per share on net realized gains on investments and the effect on total investment return was less than 0.01%.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





20    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                          CLASS B
-----------------------------------------------------------



                   YEAR ENDED OCTOBER 31,

      -----------------------------------------------------
        2008       2007       2006       2005        2004
      $  9.48    $  9.75    $  9.62    $   9.85    $   9.75
      -------    -------    -------    --------    --------
         0.33       0.34       0.36 (a)    0.36        0.36

        (1.03)     (0.26)      0.13 (e)   (0.22)       0.08
      -------    -------    -------    --------    --------
        (0.70)      0.08       0.49        0.14        0.44
      -------    -------    -------    --------    --------

        (0.34)     (0.35)     (0.36)      (0.37)      (0.34)
      -------    -------    -------    --------    --------
      $  8.44    $  9.48    $  9.75    $   9.62    $   9.85
      =======    =======    =======    ========    ========
        (7.46%)     0.86%      5.16%(d)(e) 1.41%       4.55%

         3.63%      3.63%      3.68%       3.67%       3.63%
         1.20%      1.14%      1.14%       1.14%       1.27%
         1.40%      1.31%      1.34%(d)    1.31%       1.31%
           90%        59%        55%         26%         18%
      $23,935    $31,921    $45,529    $228,206    $261,626




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Tax Free Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in


22    MainStay Tax Free Bond Fund
a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 5.)


                                                   mainstayinvestments.com    23

(H) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in U.S. Treasury futures contracts to gain full exposure to changes in bond market prices to fulfill its investment objective. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effect of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(J) SWAP AGREEMENTS. The Fund may enter into credit default, interest rate, index and currency exchange rate swap agreements ("swaps) for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return or for other portfolio management purposes. In a standard swaps transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements and that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

(K) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of


24    MainStay Tax Free Bond Fund
business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Standish Mellon Asset Management Company LLC (the "Subadvisor"), is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a subadvisory agreement ("Subadvisory Agreement") between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million, 0.575% on assets from $500 million to $1.0 billion and 0.55% on assets in excess of $1.0 billion. NYLIM has contractually agreed to waive its management fee to 0.45% on assets up to $500 million and 0.425% on assets from $500 million to $1.0 billion and to 0.40% on assets in excess of $1.0 billion. This waiver may not be recouped by NYLIM. Prior to August 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of: 0.60% on assets up to $1.0 billion and 0.55% on assets in excess of $1.0 billion. NYLIM had contractually agreed to waive its management fee to 0.45% on assets up to $1.0 billion and to 0.40% on assets in excess of $1.0 billion. This waiver may not be recouped by NYLIM.

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 0.99%; Class A, 0.89%; Class B, 1.24%; and Class C, 1.24%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $1,294,770 and waived expenses in the amount of $366,805, of which $46,063 is subject to recoupment.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

         OCTOBER 31,
  2009       2010       2011       TOTAL
$91,353    $42,343    $46,063    $179,759




The Fund had $30,280 of waived fees for which the recoupment period expired during the year ended October 31, 2008.

Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 0.89%; Class B, 1.14%; and Class C, 1.14%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

Effective August 1, 2008, the monthly fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under an

                                                   mainstayinvestments.com    25

Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $36,248 for the period from November 1, 2007 to July 31, 2008.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, have adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $1,925 and $16,138, respectively, for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $10, $22,835 and $3,615, respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $213,523.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                            $49,027    0.0%++
-------------------------------------------------
Class C                                 99    0.0++
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $7,618.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

                              ACCUMULATED
            UNDISTRIBUTED       CAPITAL         OTHER         UNREALIZED          TOTAL
ORDINARY      TAX EXEMPT       AND OTHER      TEMPORARY      APPRECIATION      ACCUMULATED
 INCOME         INCOME        GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$379,601      $1,188,761     $(10,241,739)    $(228,374)     $(16,662,797)    $(25,564,548)







26    MainStay Tax Free Bond Fund

The difference between book-basis and tax basis unrealized appreciation is primarily due to dividends payable.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2008 are not affected.

  ACCUMULATED       ACCUMULATED
 UNDISTRIBUTED     NET REALIZED      ADDITIONAL
NET INVESTMENT    GAIN (LOSS) ON       PAID-IN
 INCOME (LOSS)      INVESTMENTS        CAPITAL
  $1,566,124        $15,453,401     $(17,019,525)

 -----------------------------------------------


The reclassifications for the Fund are primarily due to capital loss carryforwards expiring and income from partnership investments.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $10,241,739 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2011              $ 8,117
       2012                  478
       2016                1,647



                         $10,242
------------------------------------


The Fund had $15,453,401 of capital loss carryforwards that expired during the year ended October 31, 2008.

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                    2008         2007
Distribution paid from:
  Ordinary Income             $       --   $    2,988
  Exempt Interest Dividends    8,457,548    9,319,279
-----------------------------------------------------
                              $8,457,548   $9,322,267
-----------------------------------------------------



NOTE 5--SWAP AGREEMENTS:

Swap Agreements held at October 31, 2008:

                                         NET UNREALIZED
                               NOTIONAL    APPRECIATION
                                 AMOUNT  (DEPRECIATION)
Agreement to receive from
  the counterparty a
  floating rate based on
  the 3-month United States
  LIBOR and the fund will
  pay a fixed rate equal to
  4.5375%

  Counterparty: Credit
     Suisse Securities, LLC

  Expiration Date: 1/2/29    23,000,000       $  21,600
-------------------------------------------------------

Agreement to pay a floating
  rate to the counterparty
  based on the 3-month
  United States LIBOR and
  the fund will receive a
  fixed rate equal to 3.85%

  Counterparty: Credit
     Suisse Securities, LLC

  Expiration Date: 1/2/14    27,000,000        (400,200)
-------------------------------------------------------
Total Swap Agreements        50,000,000       $(378,600)
-------------------------------------------------------



NOTE 6--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 8--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were $188,944 and $209,015, respectively.


                                                   mainstayinvestments.com    27

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                    SHARES         AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                        53,586    $   490,019
Shares issued to
  shareholders in
  reinvestment of dividends        50,149        454,743
Shares redeemed                  (258,927)    (2,369,444)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                     (155,192)    (1,424,682)
Shares converted into
  Investor Class (See Note
  1)                            2,890,374     26,562,988
Shares converted from
  Investor Class (See Note
  1)                             (205,580)    (1,854,651)
                              --------------------------
Net increase                    2,529,602    $23,283,655
                              ==========================



(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                      982,364   $  9,053,080
Shares issued to
  shareholders in
  reinvestment of dividends      483,108      4,420,090
Shares redeemed               (2,773,607)   (25,549,663)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,308,135)   (12,076,493)
Shares converted into Class
  A (See Note 1)                 413,208      3,759,242
Shares converted from Class
  A (See Note 1)              (2,864,814)   (26,244,489)
                              -------------------------
Net decrease                  (3,759,741)  $(34,561,740)
                              =========================
Year ended October 31, 2007:
Shares sold                      731,402   $  7,060,982
Shares issued to
  shareholders in
  reinvestment of dividends      545,543      5,252,907
Shares redeemed               (2,842,176)   (27,358,899)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,565,231)   (15,045,010)
Shares converted from Class
  B (See Note 1)                 948,014      9,135,539
                              -------------------------
Net decrease                    (617,217)  $ (5,909,471)
                              =========================




 CLASS B                           SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                       200,590   $  1,850,180
Shares issued to
  shareholders in
  reinvestment of dividends        81,349        743,777
Shares redeemed                  (573,355)    (5,269,969)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                     (291,416)    (2,676,012)
Shares converted from Class
  B (See Note 1)                 (241,642)    (2,223,090)
                              --------------------------
Net decrease                     (533,058)  $ (4,899,102)
                              ==========================
Year ended October 31, 2007:
Shares sold                       146,453   $  1,409,180
Shares issued to
  shareholders in
  reinvestment of dividends        99,601        959,972
Shares redeemed                  (601,085)    (5,787,220)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                     (355,031)    (3,418,068)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                   (948,014)    (9,135,539)
                              --------------------------
Net decrease                   (1,303,045)  $(12,553,607)
                              ==========================




 CLASS C                           SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                       443,102   $  4,128,159
Shares issued to
  shareholders in
  reinvestment of dividends        17,675        161,289
Shares redeemed                  (293,940)    (2,695,030)
                              --------------------------
Net increase                      166,837     $1,594,418
                              ==========================
Year ended October 31, 2007:
Shares sold                       282,533     $2,725,442
Shares issued to
  shareholders in
  reinvestment of dividends        15,843        152,496
Shares redeemed                  (196,353)    (1,888,968)
                              --------------------------
Net increase                      102,023     $  988,970
                              ==========================



NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts


28    MainStay Tax Free Bond Fund
reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 11--RECENT DEVELOPMENTS:

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky's statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. On May 19, 2008, the Supreme Court overturned the ruling made by the Kentucky Court of Appeals. The Supreme Court ruling upheld the longstanding state-tax exemptions that exist for municipal bonds.


                                                   mainstayinvestments.com    29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Tax Free Bond Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Tax Free Bond Fund of The MainStay Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008



30    MainStay Tax Free Bond Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay Tax Free Bond Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality

                                                   mainstayinvestments.com    31
provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position


32    MainStay Tax Free Bond Fund
is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.


                                                   mainstayinvestments.com    33

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreements for one year.

Subsequent to the Board's decision to renew the Fund's subadvisory agreement with MacKay Shields on June 16-17, 2008, NYLIM asked the Board to consider replacing MacKay Shields with a new subadviser, Standish Mellon Asset Management Company LLC ("Standish"). At its September 24-25, 2008 meeting, the Board unanimously approved the Fund's new Subadvisory Agreement (the "Standish Agreement") with Standish for one year.

In reaching its decision to approve the Standish Agreement, the Board considered information furnished to the Board from NYLIM and Standish. The Board also requested and received responses from Standish to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to approve the Standish Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by Standish; (ii) the investment performance of the Fund and the historical investment performance of similar portfolios managed by Standish; (iii) the costs of the services to be provided by Standish from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board's decision to approve the Standish Agreement was based on a comprehensive consideration of all the information provided to the Board in connection with its review of Standish. The Board also considered that shareholders of the Fund approved the ability of NYLIM to act as a "manager of managers," which allows the Board to engage certain new subadvisors for the Fund without the approval of Fund shareholders. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Standish Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY STANDISH

In considering the approval of the Standish Agreement, the Board examined the nature, extent and quality of the services that Standish proposed to provide to the Fund. The Board evaluated Standish's experience in serving as manager of other similar portfolios. In this regard, the Board took note of the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and Standish's method for compensating portfolio managers.

The Board also considered the experience of senior personnel at Standish, as well as Standish's reputation and financial condition. The Board also observed that Standish has a long history of managing assets across all sectors of the municipal bond market and yield curve. The Board noted that Standish manages approximately $200 billion in total assets under management as of June 30, 2008 comprised entirely of fixed income investments. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Standish Agreement, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of Standish's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating investment performance, the Board considered the Fund's historical investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board also considered information provided by NYLIM showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers. The Board compared the Fund's historical investment performance to the investment performance of similar portfolios managed by Standish, as well as the strength of Standish's resources (including research capabilities) that may result in stronger long-term investment performance for the Fund over time. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Standish Agreement, that the selection of


34    MainStay Tax Free Bond Fund

Standish as subadvisor to the Fund is likely to benefit the Fund's long-term investment performance.

COSTS OF THE SERVICES PROVIDED BY STANDISH

The Board considered the estimated costs of the services to be provided by Standish under the Standish Agreement. In evaluating these estimated costs, the Board considered, among other things, Standish's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that Standish must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that Standish's ability to maintain a strong financial position is important in order for Standish to provide high-quality ongoing services to the Fund and its shareholders. The Board did not consider estimated profitability information from Standish's relationship with the Fund, since Standish had not commenced its service as the Fund's subadvisor at the time the Board considered its approval of the Standish Agreement. The Board will request information concerning the profitability of the Fund to Standish the next time that the Board considers the approval of the Standish Agreement. The Board did consider, however, representations from NYLIM and Standish that the fees to be paid to Standish under the Standish Agreement are the product of arm's-length negotiations between NYLIM and Standish.

The Board also considered certain fall-out benefits that may be realized by Standish due to its relationship with the Fund. The Board requested and received information from Standish and NYLIM concerning other business relationships between Standish and its affiliates, on the one hand, and NYLIM and its affiliates, on the other. The Board requested and received assurances that these other business relationships did not impact NYLIM's recommendation for Standish to serve as the Fund's subadvisor, and that neither NYLIM nor its affiliates is expected to benefit in its other business relationships due to Standish's engagement as the Fund's subadvisor.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Standish Agreement, that any profits realized by Standish due to its relationship with the Fund will be the result of arm's-length negotiations between NYLIM and Standish, and are based on subadvisory fees paid to Standish by NYLIM, not the Fund.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board considered the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. The Board also observed that NYLIM historically has subsidized the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board. The Board considered that it had just reviewed the Fund's contractual arrangements, including the Fund's overall expenses, as part of its annual review of the Fund's investment advisory contracts at its June 16-17, 2008 meeting.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Standish Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the existing management agreement with NYLIM and the Standish Agreement between NYLIM and Standish, and the Fund's total ordinary operating expenses. The Board considered that the fees to be paid to Standish under the Standish Agreement are paid by NYLIM, not the Fund, and will result in no increase in the Fund's expenses. While acknowledging that NYLIM will retain a greater portion of its management fee under the new Agreement with Standish as compared to the old subadvisory agreement with MacKay Shields, the Board considered that MacKay Shields is an affiliate of NYLIM, and that the net fees retained by NYLIM and its affiliates under the new Agreement with Standish therefore would be lower than the net fees retained by NYLIM and its affiliates under the old subadvisory agreement with MacKay Shields. The Board considered information provided by Standish concerning the fees it charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board. The Board also considered that it had just reviewed the Fund's contractual arrangements, including the Fund's overall expenses, as part of its annual review of the Fund's investment advisory contracts at its June 16-17, 2008 meeting.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Standish Agreement, supports the

                                                   mainstayinvestments.com    35
conclusion that these fees to be paid under the Standish Agreement are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Standish Agreement.



36    MainStay Tax Free Bond Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For Federal individual income tax purposed, the Fund hereby designates 100.0% of the ordinary income dividends paid during its fiscal year ended October 31, 2008 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103 (a) of the Internal Revenue Code.

The dividends paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 98.3% to arrive at the amount eligible for qualified interest income.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    37

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST                                        COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Trustee since   Managers and President and                   since September 2008 (3
9/24/60    September       Chief Executive Officer                      funds); Director, Eclipse
           2008            (since April 2008) of New                    Funds Inc. since September
                           York Life Investment                         2008, (22 funds); Director,
                           Management LLC and New York                  ICAP Funds, Inc., since
                           Life Investment Management                   September 2008 (4 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."



38    MainStay Tax Free Bond Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Trustee since   Capital Management;                         since 2007 (3 funds);
JR.        2007            President--Shields/Alli-                    Director, Eclipse Funds
11/16/46                   ance, Alliance Capital                      Inc. since 2007 (22
                           Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    39

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.



           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------






40    MainStay Tax Free Bond Fund

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    41

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO14629         (RECYCLE LOGO)            MS308-08            MST11-12/08
                                                                          13

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 TOTAL RETURN FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 TOTAL RETURN FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       27
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              32
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            41
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  42
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             45
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        45
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       45
---------------------------------------------

TRUSTEES AND OFFICERS                      46

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (31.90%)  (0.97%)  (0.02%)
Excluding sales charges    (27.94)    0.16     0.54




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                     MAINSTAY TOTAL                     TOTAL RETURN                LEHMAN BROTHERS
                        RETURN -       RUSSELL 1000    CORE COMPOSITE    S&P 500     AGGREGATE BOND
                         CLASS B           INDEX            INDEX         INDEX          INDEX
                     --------------    ------------    --------------    -------    ---------------
10/31/98                   9450            10000            10000         10000          10000
                          11379            12558            11515         12567          10053
                          12555            13696            12508         13332          10787
                           9902            10130            11092         10012          12358
                           8681             8650            10396          8500          13085
                           9897            10581            11996         10268          13727
                          10298            11568            12939         11235          14486
                          11166            12779            13814         12215          14651
                          12341            14827            15420         14211          15411
                          13844            17056            17143         16280          16240
10/31/08                   9977            10779            13124         10403          16290






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (31.85%)  (0.95%)  (0.02%)
Excluding sales charges    (27.88)    0.17     0.55




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                         MAINSTAY TOTAL                     TOTAL RETURN                LEHMAN BROTHERS
                            RETURN -       RUSSELL 1000    CORE COMPOSITE    S&P 500     AGGREGATE BOND
                             CLASS A           INDEX            INDEX         INDEX          INDEX
                         --------------    ------------    --------------    -------    ---------------
10/31/98                      23625            25000            25000         25000          25000
                              28447            31396            28788         31417          25133
                              31388            34239            31269         33331          26968
                              24756            25324            27730         25030          30895
                              21703            21626            25990         21249          32713
                              24742            26452            29990         25669          34318
                              25744            28920            32347         28088          36216
                              27915            31948            34535         30537          36627
                              30853            37068            38549         35527          38527
                              34610            42641            42858         40699          40601
10/31/08                      24959            26949            32811         26008          40725






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (31.66%)  (0.88%)  (0.19%)
Excluding sales charges    (28.53)   (0.59)   (0.19)




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY TOTAL                     TOTAL RETURN                LEHMAN BROTHERS
                 RETURN -       RUSSELL 1000    CORE COMPOSITE    S&P 500     AGGREGATE BOND
                  CLASS B           INDEX            INDEX         INDEX          INDEX
              --------------    ------------    --------------    -------    ---------------
10/31/98           10000            10000            10000         10000          10000
                   11955            12558            11515         12567          10053
                   13107            13696            12508         13332          10787
                   10265            10130            11092         10012          12358
                    8925             8650            10396          8500          13085
                   10102            10581            11996         10268          13727
                   10432            11568            12939         11235          14486
                   11231            12779            13814         12215          14651
                   12324            14827            15420         14211          15411
                   13725            17056            17143         16280          16240
10/31/08            9809            10779            13124         10403          16290





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million.

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (29.10%)  (0.60%)  (0.20%)
Excluding sales charges    (28.47)   (0.60)   (0.20)




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                     MAINSTAY TOTAL                     TOTAL RETURN                LEHMAN BROTHERS
                        RETURN -       RUSSELL 1000    CORE COMPOSITE    S&P 500     AGGREGATE BOND
                         CLASS C           INDEX            INDEX         INDEX          INDEX
                     --------------    ------------    --------------    -------    ---------------
10/31/98                  10000            10000            10000         10000          10000
                          11955            12558            11515         12567          10053
                          13107            13696            12508         13332          10787
                          10265            10130            11092         10012          12358
                           8925             8650            10396          8500          13085
                          10102            10581            11996         10268          13727
                          10432            11568            12939         11235          14486
                          11225            12779            13814         12215          14651
                          12312            14827            15420         14211          15411
                          13707            17056            17143         16280          16240
10/31/08                   9804            10779            13124         10403          16290





CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL      ONE      FIVE     TEN
TOTAL RETURNS      YEAR     YEARS    YEARS
------------------------------------------
                  (27.60%)   0.69%    0.95%




(PERFORMANCE GRAPH)

                         MAINSTAY TOTAL                     TOTAL RETURN                LEHMAN BROTHERS
                            RETURN -       RUSSELL 1000    CORE COMPOSITE    S&P 500     AGGREGATE BOND
                             CLASS I           INDEX            INDEX         INDEX          INDEX
                         --------------    ------------    --------------    -------    ---------------
10/31/98                      10000            10000            10000         10000          10000
                              12074            12558            11515         12567          10053
                              13369            13696            12508         13332          10787
                              10576            10130            11092         10012          12358
                               9285             8650            10396          8500          13085
                              10620            10581            11996         10268          13727
                              11074            11568            12939         11235          14486
                              12128            12779            13814         12215          14651
                              13475            14827            15420         14211          15411
                              15180            17056            17143         16280          16240
10/31/08                      10991            10779            13124         10403          16290





   Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Total Return Fund

 BENCHMARK PERFORMANCE                                           ONE      FIVE     TEN
                                                                YEAR     YEARS    YEARS
---------------------------------------------------------------------------------------------
Russell 1000(R) Index(4)                                       (36.80%)   0.37%    0.75%
Total Return Core Composite Index(5)                           (23.44)    1.81     2.76
S&P 500(R) Index(6)                                            (36.10)    0.26     0.40
Barclays Capital Aggregate Bond Index(7)                         0.30     3.48     5.00
Average Lipper mixed-asset target allocation growth fund(8)    (30.82)    0.71     1.78



4. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index. The Russell 1000(R) Index is considered to be the Fund's broad-based securities market index for comparison purposes.
5. The Fund's Total Return Core Composite Index consists of the Russell 1000(R) Index and the Barclays Capital Aggregate Bond Index weighted 60%/40%, respectively. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly in an index.
6. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. Barclays Capital has recently completed its acquisition of Lehman Brothers' North American Investment Banking and Capital Markets businesses, and as part of the transaction has changed the name of the index from "Lehman Brothers(R)" to "Barclays Capital." The Barclays Capital Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Barclays Capital Indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TOTAL RETURN FUND
--------THE EXAMPLE BELOW IS INTENDED TO DESCRIBE THE FEES AND EXPENSES BORNE BY SHAREHOLDERS DURING THE SIX-MONTH PERIOD FROM MAY 1, 2008, TO OCTOBER 31, 2008, AND THE IMPACT OF THOSE COSTS ON YOUR INVESTMENT.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $767.20         $5.73          $1,018.70         $ 6.55
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $767.80         $5.15          $1,019.30         $ 5.89
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $764.10         $9.05          $1,014.90         $10.33
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $764.40         $9.05          $1,014.90         $10.33
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $769.40         $3.51          $1,021.20         $ 4.01
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.29% for Investor Class, 1.16% for Class A, 2.04% for Class B and Class C and 0.79% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.



8    MainStay Total Return Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   50.1
U.S. Government & Federal Agencies              29.1
Short-Term Investment                            8.9
Corporate Bonds                                  7.9
Convertible Bonds                                3.6
Asset-Backed Securities                          2.3
Mortgage-Backed Securities                       1.6
Yankee Bonds                                     1.6
Convertible Preferred Stocks                     1.0
Municipal Bonds                                  0.3
Exchange Traded Funds                            0.2
Foreign Government Bonds                         0.2
Loan Assignments & Participations                0.2
Warrants                                         0.1
Preferred Stock                                  0.0
Liabilities in Excess of Cash and Other
  Assets                                        (7.1)





++ Less than one-tenth of a percent.

See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS OR ISSUERS HELD AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.50%-6.50%,
        due 4/1/18-12/25/38
    2.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Securities),
        3.00%-6.00%,
        due 8/1/10-9/1/36
    3.  Federal National Mortgage Association,
        4.625%-6.25%, due 2/1/11-1/2/14
    4.  United States Treasury Notes,
        3.375%-4.875%,
        due 6/30/13-8/15/17
    5.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        6.00%-6.50%,
        due 4/15/29-12/25/38
    6.  JPMorgan Chase & Co.
    7.  Wal-Mart Stores, Inc.
    8.  Microsoft Corp.
    9.  Hewlett-Packard Co.
   10.  Intel Corp.







                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN, RICHARD A. ROSEN, CFA, GARY GOODENOUGH, JOSEPH PORTERA AND RUPAL J. BHANSALI OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY TOTAL RETURN FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Total Return Fund returned -27.94% for Investor Class shares,(1) -27.88% for Class A shares, -28.53% for Class B shares and -28.47% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -27.60%. All share classes outperformed the -30.82% return of the average Lipper(2) mixed-asset target allocation growth fund and the -36.80% return of the Russell 1000(R) Index(3) for the 12 months ended October 31, 2008. The Russell 1000(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH SECTORS IN THE EQUITY PORTION OF THE FUND WERE THE STRONGEST CONTRIBUTORS AND WHICH SECTORS WERE PARTICULARLY WEAK?

Even in a broadly declining market, some sectors and securities performed better than others. Effective stock selection in the consumer discretionary and telecommunications services sectors made the strongest contributions to the Fund's results relative to the Russell 1000(R) Index. The equity sectors that detracted the most from the Fund's performance relative to the Index were financials, energy and information technology.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH STOCKS DETRACTED?

During the reporting period, Wal-Mart Stores gained ground as the weakening economy drew consumers to lower-priced goods. The Fund's position in freight railroad company Norfolk Southern advanced on surging coal revenue and improving efficiency. Biopharmaceutical company Genentech was also a positive contributor to the Fund's performance relative to the Russell 1000(R) Index.

The Fund's financials holdings were hard hit during the 12-month reporting period. Property and casualty insurer Hartford Financial became embroiled in the liquidity worries that many insurers encountered in the fall. The company's shares fell sharply before we sold them in late October on concerns about the company's capital adequacy. The Fund's positions in Citigroup, Bank of America and Goldman Sachs also lost significant value during the reporting period.

DID THE FUND MAKE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund initiated positions in several consumer-related companies during the reporting period. Among these were tobacco companies Altria and Philip Morris International and consumer staples companies Colgate-Palmolive, General Mills and Proctor & Gamble.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, less of the debt may be prepaid and the Fund may lose money. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 7 for more information on Lipper Inc.
3. See footnote on page 7 for more information on the Russell 1000(R) Index.



10    MainStay Total Return Fund

Life and mortgage insurer Genworth Financial saw its shares fall significantly on concerns about the ability of the company's mortgage insurance unit to meet capital requirements. We limited the effects on the Fund's performance by selling the Fund's position during the fiscal year. In the materials sector, we sold Allegheny Technologies and Southern Copper as commodity prices declined in the second half of the reporting period.

HOW DID YOU POSITION THE BOND PORTION OF THE FUND DURING THE REPORTING PERIOD?

To position the Fund for what we expected to be a sustained housing slowdown, the bond portion of the Fund committed additional dollars toward higher-coupon residential mortgage-backed securities. These bonds tend to benefit from falling mortgage prepayment rates because they earn more coupon income when their principal balance is not declining rapidly. We maintained the bulk of the Fund's residential mortgage exposure in agency residential pass-through securities to avoid the financial engineering that embroiled the markets during the reporting period. The Fund held no positions in collateralized debt obligations, structured investment vehicles or asset-backed commercial paper. Rather, we maintained the bulk of the Fund's residential mortgage-backed exposure in agency residential pass-throughs.

Toward the end of the reporting period, we began to selectively allocate dollars to sectors, such as money-center banks and brokerage firms, where we believed that improvements in general market tone and financing conditions would likely be felt first. Established investment-grade issuers who tapped the term-debt market had to make concessions to complete their sales and attract secondary-market support. We selectively participated in deals of this sort when we felt that the concessions were attractive and might go away as investors warmed up to the new issue. Two such deals near the end of the reporting period were International Business Machines and PepsiCo.

During the first and second quarters of 2008, we sought to capitalize on opportunities in the municipal auction-rate securities market, a sector where we have not found values traditionally compelling. We took advantage of market dislocations and gridlock in this portion of the market to purchase short-dated highly-rated securities at what we believed to be very attractive yields.

We pared some of the Fund's exposure to Fannie Mae and Freddie Mac after the Federal Housing Finance Agency placed both companies into conservatorship. We also reduced some of the Fund's Treasury exposure and allocated the proceeds to agency debentures and mortgage pass-through securities. At the time, we sought to take advantage of moderating credit risk among agency-related products. The agency-debenture trade had good results, but the mortgage trade had a sluggish response. New initiatives by the Treasury to lower primary mortgage rates did not help the performance of our sector overweight relative to the Barclays Capital Aggregate Bond Index(4) during the reporting period.

HOW DID YOU POSITION THE BOND PORTION OF THE FUND FROM AN INTEREST RATE PERSPECTIVE?

During the reporting period, we believed that the shape of the yield curve would be the prominent driver of performance. We positioned the Fund for a steeper yield curve, and the positioning helped performance. Duration(5) had only a modest influence on the Fund's performance. We had better success with the Fund's duration posture during the second half of the reporting period, when we correctly anticipated that market volatility would drive Treasury yields lower and the Fund benefited by keeping its duration longer than the median Lipper peer fund.



4. See page 7 for more information on the Barclays Capital Aggregate Bond Index. This Index is the fixed-income component of the Fund's Total Return Core Composite Index.
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2008



                                      PRINCIPAL
                                         AMOUNT           VALUE
LONG-TERM BONDS 46.8%+
ASSET-BACKED SECURITIES 2.3%
---------------------------------------------------------------

AUTOMOBILE 0.1%
Superior Wholesale Inventory
  Financing Trust
  Series 2007-AE1, Class A
  4.66%, due 1/15/12 (a)            $   340,000   $     309,291
                                                  -------------


CONSUMER FINANCE 0.3%
Harley-Davidson Motorcycle
  Trust
  Series 2007-1, Class A3
  5.22%, due 3/15/12                  1,225,000       1,218,982
                                                  -------------


CONSUMER LOANS 0.3%
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                 1,600,000       1,355,362
                                                  -------------


CREDIT CARDS 0.9%
Bank of America Credit Card
  Trust
  Series 2006-C4, Class C4
  4.82%, due 11/15/11 (a)               745,000         706,194
Chase Issuance Trust
  Series 2006-C4, Class C4
  4.88%, due 1/15/14 (a)              1,315,000         990,971
Citibank Credit Card
  Issuance Trust
  Series 2006-C4, Class C4
  4.33%, due 1/9/12 (a)               1,400,000       1,254,272
Murcie Lago International,
  Ltd.
  Series 2006-1X, Class A
  3.49%, due 3/27/11
  (a)(b)(c)                             700,000         634,851
                                                  -------------
                                                      3,586,288
                                                  -------------

DIVERSIFIED FINANCIAL SERVICES 0.4%
Dominos Pizza Master Issuer
  LLC
  Series 2007-1, Class A2
  5.261%, due 4/25/37 (d)               880,000         723,478
Dunkin Securitization
  Series 2006-1, Class A2
  5.779%, due 6/20/31 (d)               630,000         529,465
USXL Funding LLC
  Series 2006-1A, Class A
  5.379%, due 4/15/14 (c)(d)            261,286         238,057
                                                  -------------
                                                      1,491,000
                                                  -------------

HOME EQUITY 0.3%
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (e)               495,000         480,391
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (e)               855,000         831,501
                                                  -------------
                                                      1,311,892
                                                  -------------
Total Asset-Backed
  Securities
  (Cost $10,446,860)                                  9,272,815
                                                  -------------


CONVERTIBLE BONDS 3.6%
---------------------------------------------------------------

AEROSPACE & DEFENSE 0.1%
L-3 Communications Corp.
  3.00%, due 8/1/35                     435,000         417,600
                                                  -------------


AUTO MANUFACTURERS 0.0%++
Ford Motor Co.
  4.25%, due 12/15/36                   391,000         110,458
                                                  -------------


BIOTECHNOLOGY 0.3%
Amgen, Inc.
  0.125%, due 2/1/11                  1,043,000         969,990
                                                  -------------


COAL 0.0%++
Peabody Energy Corp.
  4.75%, due 12/15/66                   190,000         140,838
                                                  -------------


COMPUTERS 0.3%
CACI International, Inc.
  2.125%, due 5/1/14                    238,000         200,515
EMC Corp.
  1.75%, due 12/1/11                    782,000         748,765
NetApp, Inc.
  1.75%, due 6/1/13 (d)                 257,000         170,584
                                                  -------------
                                                      1,119,864
                                                  -------------

DIVERSIFIED FINANCIAL SERVICES 0.2%
Nasdaq Stock Market, Inc.
  (The)
  2.50%, due 8/15/13 (d)                873,000         654,750
                                                  -------------


ELECTRONICS 0.2%
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                     480,000         550,200
Itron, Inc.
  2.50%, due 8/1/26                     182,000         151,060
                                                  -------------
                                                        701,260
                                                  -------------



 +  Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings or issuers held, as of October 31, 2008, excluding short-term investment. May be subject to change daily.


12    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
ENERGY--ALTERNATE SOURCES 0.2%
Covanta Holding Corp.
  1.00%, due 2/1/27                 $   946,000   $     786,362
                                                  -------------


ENVIRONMENTAL CONTROLS 0.2%
Waste Connections, Inc.
  3.75%, due 4/1/26                     652,000         673,190
                                                  -------------


FOOD 0.1%
Spartan Stores, Inc.
  3.375%, due 5/15/27                   582,000         481,605
                                                  -------------


HEALTH CARE--PRODUCTS 0.2%
Medtronic, Inc.
  1.625%, due 4/15/13                 1,032,000         895,260
                                                  -------------


INSURANCE 0.0%++
Conseco, Inc.
  (zero coupon), beginning
  9/30/10
  3.50%, due 9/30/35                     20,000           7,525
                                                  -------------


OIL & GAS 0.7%
Chesapeake Energy Corp.
  2.50%, due 5/15/37                    752,000         474,700
Nabors Industries, Inc.
  0.94%, due 5/15/11                    744,000         589,620
St. Mary Land & Exploration
  Co.
  3.50%, due 4/1/27                     470,000         324,888
Transocean, Inc.
  Series C
  1.50%, due 12/15/37                 1,225,000         938,656
  Series A
  1.625%, due 12/15/37                  640,000         566,400
                                                  -------------
                                                      2,894,264
                                                  -------------

OIL & GAS SERVICES 0.3%
Cameron International Corp.
  2.50%, due 6/15/26                    672,000         643,440
Schlumberger, Ltd.
  Series B
  2.125%, due 6/1/23                    414,000         547,515
                                                  -------------
                                                      1,190,955
                                                  -------------

PHARMACEUTICALS 0.4%
ALZA Corp.
  (zero coupon), due 7/28/20            777,000         666,277
Teva Pharmaceutical Finance
  Co. B.V.
  Series D
  1.75%, due 2/1/26                   1,025,000       1,074,969
                                                  -------------
                                                      1,741,246
                                                  -------------

RETAIL 0.1%
Costco Wholesale Corp.
  (zero coupon), due 8/19/17            171,000         222,300
                                                  -------------


SEMICONDUCTORS 0.0%++
ON Semiconductor Corp.
  2.625%, due 12/15/26                  223,000         137,145
                                                  -------------


SOFTWARE 0.1%
Sybase, Inc.
  1.75%, due 2/22/25                    362,000         409,060
                                                  -------------


TELECOMMUNICATIONS 0.2%
Anixter International, Inc.
  1.00%, due 2/15/13                    433,000         287,945
SBA Communications Corp.
  1.875%, due 5/1/13 (d)                777,000         510,877
                                                  -------------
                                                        798,822
                                                  -------------
Total Convertible Bonds
  (Cost $19,342,275)                                 14,352,494
                                                  -------------


CORPORATE BONDS 7.9%
---------------------------------------------------------------

ADVERTISING 0.0%++
Lamar Media Corp.
  6.625%, due 8/15/15                   120,000          88,200
                                                  -------------


AEROSPACE & DEFENSE 0.4%
Hawker Beechcraft
  Acquisition Co. LLC/
  Hawker Beechcraft Co.
  8.50%, due 4/1/15                      65,000          39,000
  9.75%, due 4/1/17                      25,000          14,000
United Technologies Corp.
  5.40%, due 5/1/35                     250,000         194,429
  6.125%, due 7/15/38                 1,430,000       1,233,412
                                                  -------------
                                                      1,480,841
                                                  -------------

AGRICULTURE 0.1%
Cargill, Inc.
  4.375%, due 6/1/13 (d)                200,000         174,273
Reynolds American, Inc.
  7.625%, due 6/1/16                     37,000          30,354
                                                  -------------
                                                        204,627
                                                  -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
AIRLINES 0.0%++
Delta Air Lines, Inc.
  (Escrow Shares)
  8.00%, due 6/3/23 (f)             $    40,000   $         900
  10.375%, due 12/15/22 (f)             100,000           2,125
Northwest Airlines, Inc.
  (Escrow Shares)
  7.625%, due 11/15/23 (f)               42,700             160
  8.875%, due 12/31/08 (f)               30,000              37
  10.00%, due 2/1/09 (f)                 17,300              22
                                                  -------------
                                                          3,244
                                                  -------------

AUTO PARTS & EQUIPMENT 0.1%
FleetPride Corp.
  11.50%, due 10/1/14 (d)               140,000         126,000
Goodyear Tire & Rubber Co.
  (The)
  8.625%, due 12/1/11                    68,000          57,460
Lear Corp.
  Series B
  8.50%, due 12/1/13                     53,000          20,140
  8.75%, due 12/1/16                     67,000          24,790
Tenneco Automotive, Inc.
  8.625%, due 11/15/14                   80,000          37,800
                                                  -------------
                                                        266,190
                                                  -------------

BANKS 0.6%
Bank of America Corp.
  5.65%, due 5/1/18                   1,010,000         868,126
Morgan Stanley
  6.75%, due 4/15/11                    795,000         741,831
USB Capital IX
  6.189%, due 4/15/49                   200,000         104,000
Wachovia Bank N.A.
  7.80%, due 8/18/10                    500,000         488,984
Wells Fargo & Co.
  5.25%, due 10/23/12                   300,000         287,070
                                                  -------------
                                                      2,490,011
                                                  -------------

BEVERAGES 0.3%
Coca-Cola Enterprises, Inc.
  7.375%, due 3/3/14                    705,000         715,222
Constellation Brands, Inc.
  7.25%, due 5/15/17                     95,000          78,850
PepsiCo, Inc.
  7.90%, due 11/1/18                    245,000         258,478
                                                  -------------
                                                      1,052,550
                                                  -------------

BUILDING MATERIALS 0.1%
USG Corp.
  6.30%, due 11/15/16                   705,000         423,000
                                                  -------------


CHEMICALS 0.1%
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                     90,000          41,850
MacDermid, Inc.
  9.50%, due 4/15/17 (d)                 70,000          37,100
Millennium America, Inc.
  7.625%, due 11/15/26                  110,000          22,000
Mosaic Global Holdings, Inc.
  7.375%, due 12/1/14 (d)                80,000          69,934
  7.625%, due 12/1/16 (d)                95,000          82,961
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (d)                 80,000          68,000
Tronox Worldwide LLC/Tronox
  Finance Corp.
  9.50%, due 12/1/12 (g)                100,000          22,000
                                                  -------------
                                                        343,845
                                                  -------------

COAL 0.0%++
Peabody Energy Corp.
  7.375%, due 11/1/16                    70,000          59,150
  7.875%, due 11/1/26                   120,000          93,900
                                                  -------------
                                                        153,050
                                                  -------------

COMMERCIAL SERVICES 0.0%++
Cardtronics, Inc.
  9.25%, due 8/15/13                     95,000          74,575
Service Corp. International
  7.375%, due 10/1/14                    55,000          44,962
  7.625%, due 10/1/18                    55,000          43,175
                                                  -------------
                                                        162,712
                                                  -------------

COMPUTERS 0.1%
International Business
  Machines Corp.
  7.625%, due 10/15/18                  365,000         377,691
SunGard Data Systems, Inc.
  3.75%, due 1/15/09                     55,000          53,625
                                                  -------------
                                                        431,316
                                                  -------------

DIVERSIFIED FINANCIAL SERVICES 1.4%
American General Finance
  Corp.
  6.90%, due 12/15/17                   240,000          86,857
AmeriCredit Corp.
  8.50%, due 7/1/15                      95,000          69,587
Citigroup, Inc.
  5.00%, due 9/15/14                  1,475,000       1,165,933
General Motors Acceptance
  Corp. LLC
  5.625%, due 5/15/09                   766,000         649,573
  8.00%, due 11/1/31                    344,000         155,967
Goldman Sachs Group, Inc.
  (The)
  5.95%, due 1/18/18                    800,000         652,413
Harley-Davidson Funding
  Corp.
  6.80%, due 6/15/18 (d)                815,000         647,804



14    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
HSBC Finance Corp.
  4.75%, due 4/15/10                $   760,000   $     736,931
LaBranche & Co., Inc.
  11.00%, due 5/15/12                    30,000          26,700
Morgan Stanley
  5.05%, due 1/21/11                  1,225,000       1,116,099
OMX Timber Finance
  Investments LLC
  Series 1
  5.42%, due 1/29/20
  (b)(c)(d)                             350,000         242,452
                                                  -------------
                                                      5,550,316
                                                  -------------

ELECTRIC 0.4%
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                     110,517         116,043
Appalachian Power Co.
  5.65%, due 8/15/12                    490,000         465,699
NRG Energy, Inc.
  7.25%, due 2/1/14                      15,000          13,125
  7.375%, due 2/1/16                     30,000          25,875
NSG Holdings LLC/NSG
  Holdings, Inc.
  7.75%, due 12/15/25 (d)                55,000          46,200
PPL Energy Supply LLC
  6.50%, due 5/1/18                     750,000         584,428
Reliant Energy Mid-Atlantic
  Power Holdings LLC
  Series C
  9.681%, due 7/2/26                     90,000          81,900
Reliant Energy, Inc.
  7.625%, due 6/15/14                    25,000          19,250
  7.875%, due 6/15/17                   215,000         164,475
                                                  -------------
                                                      1,516,995
                                                  -------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.0%++
Belden, Inc.
  7.00%, due 3/15/17                     90,000          68,850
                                                  -------------


ENTERTAINMENT 0.2%
Gaylord Entertainment Co.
  6.75%, due 11/15/14                    25,000          16,031
  8.00%, due 11/15/13                   120,000          81,900
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                     70,000          30,100
Mohegan Tribal Gaming
  Authority
  6.375%, due 7/15/09                    60,000          52,800
Penn National Gaming, Inc.
  6.75%, due 3/1/15                     180,000         139,500
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                     175,000         133,000
Vail Resorts, Inc.
  6.75%, due 2/15/14                    180,000         137,700
                                                  -------------
                                                        591,031
                                                  -------------

ENVIRONMENTAL CONTROLS 0.0%++
Geo Sub Corp.
  11.00%, due 5/15/12                    60,000          51,300
                                                  -------------


FINANCE--AUTO LOANS 0.0%++
Ford Motor Credit Co. LLC
  7.375%, due 10/28/09                   70,000          58,107
  7.875%, due 6/15/10                     3,000           2,016
                                                  -------------
                                                         60,123
                                                  -------------

FINANCE--OTHER SERVICES 0.1%
American Real Estate
  Partners, L.P./
  American Real Estate
  Finance Corp.
  7.125%, due 2/15/13                   250,000         157,500
  8.125%, due 6/1/12                    305,000         207,400
                                                  -------------
                                                        364,900
                                                  -------------

FOOD 0.2%
Corn Products International,
  Inc.
  6.00%, due 4/15/17                    800,000         715,278
Stater Brothers Holdings
  7.75%, due 4/15/15                    105,000          86,100
                                                  -------------
                                                        801,378
                                                  -------------

FOREST PRODUCTS & PAPER 0.1%
Bowater, Inc.
  9.375%, due 12/15/21                  250,000          65,000
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (d)                150,000         110,250
  7.125%, due 1/15/17 (d)               305,000         211,975
  7.75%, due 11/15/29                     5,000           3,000
  8.00%, due 1/15/24                     20,000          12,700
  8.875%, due 5/15/31                    30,000          19,350
                                                  -------------
                                                        422,275
                                                  -------------

HAND & MACHINE TOOLS 0.0%++
Baldor Electric Co.
  8.625%, due 2/15/17                    90,000          68,850
                                                  -------------


HEALTH CARE--PRODUCTS 0.1%
Catalent Pharma Solutions,
  Inc.
  9.50%, due 4/15/15                    145,000          84,100
Cooper Cos., Inc. (The)
  7.125%, due 2/15/15                    70,000          56,000
Invacare Corp.
  9.75%, due 2/15/15                    110,000          99,000


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
HEALTH CARE--PRODUCTS (CONTINUED)
Universal Hospital Services,
  Inc.
  6.303%, due 6/1/15 (a)            $    40,000   $      27,200
  8.50%, due 6/1/15 (h)                  40,000          32,000
VWR Funding, Inc.
  Series B
  10.25%, due 7/15/15 (h)                95,000          56,525
                                                  -------------
                                                        354,825
                                                  -------------

HEALTH CARE--SERVICES 0.1%
Alliance Imaging, Inc.
  7.25%, due 12/15/12                    40,000          34,400
Community Health Systems,
  Inc.
  8.875%, due 7/15/15                   215,000         180,062
HCA, Inc.
  8.75%, due 9/1/10                     135,000         118,800
Psychiatric Solutions, Inc.
  7.75%, due 7/15/15                     90,000          74,025
                                                  -------------
                                                        407,287
                                                  -------------

HOLDING COMPANY--DIVERSIFIED 0.0%++
Susser Holdings LLC
  10.625%, due 12/15/13                  65,000          55,250
                                                  -------------


HOUSEHOLD PRODUCTS & WARES 0.0%++
Jarden Corp.
  7.50%, due 5/1/17                      75,000          55,875
Libbey Glass, Inc.
  9.928%, due 6/1/11 (a)                 80,000          51,600
                                                  -------------
                                                        107,475
                                                  -------------

INSURANCE 0.2%
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17                     215,000         149,425
Fund American Cos., Inc.
  5.875%, due 5/15/13                   595,000         447,088
HUB International Holdings,
  Inc.
  9.00%, due 12/15/14 (d)               195,000         146,250
USI Holdings Corp.
  6.679%, due 11/15/14
  (a)(d)                                 35,000          22,094
  9.75%, due 5/15/15 (d)                 95,000          59,850
                                                  -------------
                                                        824,707
                                                  -------------

LODGING 0.1%
Boyd Gaming Corp.
  7.125%, due 2/1/16                     55,000          34,100
  7.75%, due 12/15/12                   170,000         139,400
MTR Gaming Group, Inc.
  Series B
  9.00%, due 6/1/12                      30,000          16,650
  9.75%, due 4/1/10                      50,000          35,000
Seminole Hard Rock
  Entertainment,
  Inc./Seminole Hard
  Rock International LLC
  5.319%, due 3/15/14 (a)(d)             85,000          56,100
                                                  -------------
                                                        281,250
                                                  -------------

MACHINERY--CONSTRUCTION & MINING 0.2%
Caterpillar, Inc.
  6.05%, due 8/15/36                    825,000         655,676
                                                  -------------


MEDIA 0.2%
Houghton Mifflin Harcourt
  Publishing Co.
  7.20%, due 3/15/11                     75,000          71,250
ION Media Networks, Inc.
  8.003%, due 1/15/12 (a)(d)             30,000          16,500
  11.003%, due 1/15/13
  (d)(h)                                 36,292          12,702
Morris Publishing Group LLC
  7.00%, due 8/1/13                      74,000           7,400
News America Holdings, Inc.
  8.00%, due 10/17/16                   665,000         633,845
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (d)                  75,000          66,000
Ziff Davis Media, Inc.
  (zero coupon), due 5/1/12
  (b)(c)(g)                              70,000           4,375
  8.875%, due 7/15/11 (b)(c)             18,702          15,897
                                                  -------------
                                                        827,969
                                                  -------------

METAL FABRICATE & HARDWARE 0.0%++
Mueller Water Products, Inc.
  7.375%, due 6/1/17                     90,000          58,950
Neenah Foundary Co.
  9.50%, due 1/1/17                     130,000          77,350
                                                  -------------
                                                        136,300
                                                  -------------

MINING 0.3%
Alcoa, Inc.
  5.90%, due 2/1/27                     700,000         446,679
Freeport-McMoRan Copper &
  Gold, Inc.
  8.25%, due 4/1/15                      55,000          44,000
  8.375%, due 4/1/17                    110,000          86,350
Vulcan Materials Co.
  6.30%, due 6/15/13                    430,000         405,870
                                                  -------------
                                                        982,899
                                                  -------------

MISCELLANEOUS--MANUFACTURING 0.0%++
Actuant Corp.
  6.875%, due 6/15/17                    85,000          72,675
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                     125,000          86,250
                                                  -------------
                                                        158,925
                                                  -------------




16    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
OFFICE & BUSINESS EQUIPMENT 0.2%
Xerox Corp.
  7.625%, due 6/15/13               $ 1,055,000   $     797,735
                                                  -------------


OIL & GAS 0.3%
Chaparral Energy, Inc.
  8.50%, due 12/1/15                    130,000          66,300
Chesapeake Energy Corp.
  6.50%, due 8/15/17                    135,000          99,394
  6.875%, due 11/15/20                    5,000           3,537
  7.625%, due 7/15/13                   405,000         344,250
Forest Oil Corp.
  7.25%, due 6/15/19                    125,000          85,000
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  9.00%, due 6/1/16 (d)                  60,000          43,800
Newfield Exploration Co.
  6.625%, due 4/15/16                   110,000          81,400
Pemex Project Funding Master
  Trust 6.625%, due 6/15/35             315,000         234,672
Pride International, Inc.
  7.375%, due 7/15/14                    35,000          28,700
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13                   81,000          61,560
Stone Energy Corp.
  6.75%, due 12/15/14                    80,000          51,200
Whiting Petroleum Corp.
  7.00%, due 2/1/14                     135,000          95,850
  7.25%, due 5/1/13                      55,000          41,250
                                                  -------------
                                                      1,236,913
                                                  -------------

OIL & GAS SERVICES 0.1%
Allis-Chalmers Energy, Inc.
  8.50%, due 3/1/17                      61,000          36,600
  9.00%, due 1/15/14                     40,000          26,000
Complete Production
  Services, Inc.
  8.00%, due 12/15/16                   170,000         115,600
                                                  -------------
                                                        178,200
                                                  -------------

PHARMACEUTICALS 0.3%
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                  1,180,000       1,128,604
NBTY, Inc.
  7.125%, due 10/1/15                    70,000          52,500
                                                  -------------
                                                      1,181,104
                                                  -------------

PIPELINES 0.3%
ANR Pipeline Co.
  9.625%, due 11/1/21                    55,000          57,033
Copano Energy LLC
  8.125%, due 3/1/16                     70,000          51,450
El Paso Natural Gas Co.
  7.50%, due 11/15/26                    95,000          72,408
MarkWest Energy Partners,
  L.P./
  MarkWest Energy Finance
  Corp.
  Series B
  6.875%, due 11/1/14                   125,000          90,313
  8.50%, due 7/15/16                     15,000          11,025
Nustar Logistics
  7.65%, due 4/15/18                    300,000         244,873
Plains All American
  Pipeline, L.P./
  PAA Finance Corp.
  7.75%, due 10/15/12                   730,000         671,820
                                                  -------------
                                                      1,198,922
                                                  -------------

REAL ESTATE INVESTMENT TRUSTS 0.1%
Health Care Property
  Investors, Inc.
  6.00%, due 1/30/17                    450,000         319,621
Host Marriott, L.P.
  6.375%, due 3/15/15                   145,000         105,125
  Series Q
  6.75%, due 6/1/16                      35,000          25,375
Omega Healthcare Investors,
  Inc.
  7.00%, due 4/1/14                      75,000          62,250
                                                  -------------
                                                        512,371
                                                  -------------

RETAIL 0.2%
CVS Caremark Corp.
  5.789%, due 1/10/26 (d)               301,343         222,952
Rite Aid Corp.
  8.625%, due 3/1/15                    127,000          45,085
  9.375%, due 12/15/15                   65,000          24,050
Star Gas Partners, L.P./Star
  Gas Finance Co.
  Series B
  10.25%, due 2/15/13                    22,000          16,060
Wal-Mart Stores, Inc.
  6.50%, due 8/15/37                    600,000         538,563
                                                  -------------
                                                        846,710
                                                  -------------

TELECOMMUNICATIONS 0.8%
Cisco Systems, Inc.
  5.50%, due 2/22/16                  1,830,000       1,696,297
GCI, Inc.
  7.25%, due 2/15/14                     85,000          68,000
iPCS, Inc.
  4.926%, due 5/1/13 (a)                 35,000          26,950
Lucent Technologies, Inc.
  6.45%, due 3/15/29                    530,000         259,700
PAETEC Holding Corp.
  9.50%, due 7/15/15                     70,000          39,725
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11                     70,000          56,525


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Qwest Corp.
  7.125%, due 11/15/43              $    20,000   $      12,000
  7.25%, due 9/15/25                     45,000          29,925
  7.50%, due 10/1/14                    145,000         111,650
  8.875%, due 3/15/12                    30,000          26,250
Verizon Communications, Inc.
  8.75%, due 11/1/18                    820,000         837,302
                                                  -------------
                                                      3,164,324
                                                  -------------

TEXTILES 0.0%++
INVISTA
  9.25%, due 5/1/12 (d)                  80,000          66,400
                                                  -------------


TRANSPORTATION 0.2%
Atlantic Express
  Transportation Corp.
  11.626%, due 4/15/12 (a)               35,000          17,325
Union Pacific Corp.
  6.125%, due 1/15/12                   850,000         812,614
                                                  -------------
                                                        829,939
                                                  -------------

TRUCKING & LEASING 0.0%++
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                    85,000          64,812
                                                  -------------
Total Corporate Bonds
  (Cost $38,798,022)                                 31,465,597
                                                  -------------


FOREIGN GOVERNMENT BONDS 0.2%
---------------------------------------------------------------

FOREIGN SOVEREIGN 0.2%
Republic of Panama
  7.125%, due 1/29/26                 1,000,000         825,000
Republic of Venezuela
  6.00%, due 12/9/20                    309,000         128,235
                                                  -------------
Total Foreign Government
  Bonds
  (Cost $1,308,142)                                     953,235
                                                  -------------


LOAN ASSIGNMENTS & PARTICIPATIONS 0.2% (I)
---------------------------------------------------------------

BROADCASTING 0.0%++
Nielsen Finance LLC
  Dollar Term Loan
  4.80%, due 8/9/13                      98,001          70,610
                                                  -------------


BUILDINGS & REAL ESTATE 0.0%++
LNR Property Corp.
  Initial Tranche B Term
  Loan
  6.04%, due 7/12/11                    184,800          95,172
                                                  -------------


HEALTHCARE, EDUCATION & CHILDCARE 0.1%
Community Health Systems,
  Inc.
  New Term Loan B
  5.16%, due 7/25/14                    188,598         150,619
HCA, Inc.
  Term Loan B
  6.01%, due 11/18/13                   245,625         202,118
Talecris Biotherapeutics,
  Inc.
  2nd Lien Term Loan
  9.31%, due 12/6/14                    115,000         100,050
                                                  -------------
                                                        452,787
                                                  -------------

LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT 0.0%++
Town Sports International,
  Inc.
  Term Loan
  4.75%, due 2/27/14                     98,500          59,100
                                                  -------------


MACHINERY 0.0%++
BHM Technologies LLC
  1st Lien Term Loan
  6.50%, due 7/21/13 (g)                176,936          39,811
                                                  -------------


RETAIL STORE 0.1%
Toys "R" Us (Delaware), Inc.
  Term Loan
  9.59%, due 1/19/13                    140,000         100,625
                                                  -------------
Total Loan Assignments &
  Participations
  (Cost $1,244,186)                                     818,105
                                                  -------------


MORTGAGE-BACKED SECURITIES 1.6%
---------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.6%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                1,175,000       1,104,546
Bayview Commercial Asset
  Trust
  Series 2006-4A, Class A1
  3.49%, due 12/25/36
  (a)(c)(d)                             409,141         349,095
Commercial Mortgage Loan
  Trust
  6.22%, due 12/10/49                 1,085,000         833,009
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (d)              860,000         583,039
GS Mortgage Securities Corp.
  II
  Series 2007-GG10, Class A4
  5.99%, due 8/10/45                  1,445,000       1,086,863



18    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29               $   767,899   $     758,709
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                  425,369         417,619
Timberstar Trust
  Series 2006-1, Class A
  5.668%, due 10/15/36
  (b)(d)                                280,000         253,445
Wachovia Bank Commercial
  Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41                   104,352         102,870
  Series 2007-C33, Class A4
  6.10%, due 2/15/51                  1,085,000         822,395
                                                  -------------
Total Mortgage-Backed
  Securities
  (Cost $7,138,172)                                   6,311,590
                                                  -------------


MUNICIPAL BONDS 0.3%
---------------------------------------------------------------

TEXAS 0.2%
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)                660,000         653,182
                                                  -------------


WEST VIRGINIA 0.1%
Tobacco Settlement Finance
  Authority of West Virginia
  7.467%, due 6/1/47                    670,000         575,229
                                                  -------------
Total Municipal Bonds
  (Cost $1,330,000)                                   1,228,411
                                                  -------------


U.S. GOVERNMENT & FEDERAL AGENCIES 29.1%
---------------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) 0.1%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                    612,672         621,914
                                                  -------------

  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 5.3%
  3.00%, due 8/1/10                     441,980         436,679
  4.291%, due 3/1/35 (a)              1,073,675       1,070,863
  5.00%, due 8/1/33                   1,339,330       1,270,467
  5.028%, due 6/1/35 (a)              1,372,220       1,375,300
  5.50%, due 1/1/21                   5,455,941       5,441,890
  5.50%, due 7/1/34                   6,428,729       6,285,021
  5.50%, due 1/1/36                   1,271,140       1,241,136
  5.50%, due 9/1/36                   2,136,902       2,085,460
  6.00%, due 3/1/36                   1,884,125       1,882,477
                                                  -------------
                                                     21,089,293
                                                  -------------

FEDERAL HOUSING ADMINISTRATION 0.2%
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  2.64%, due 2/25/42
  (a)(b)(c)(d)                          814,612         777,954
                                                  -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION 3.8%
  4.625%, due 5/1/13                 10,620,000      10,278,142
  5.125%, due 1/2/14                    810,000         791,427
  6.25%, due 2/1/11                   4,000,000       4,148,120
                                                  -------------
                                                     15,217,689
                                                  -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 13.9%
  4.50%, due 4/1/18                     920,693         884,788
  4.50%, due 7/1/18                   3,314,428       3,185,172
  5.00%, due 9/1/20                     309,400         303,135
  5.00%, due 10/1/20                    310,993         304,696
  5.00%, due 12/1/20                    633,287         620,464
  5.00%, due 7/1/35                   5,217,352       4,947,462
  5.00%, due 2/1/36                     909,654         862,599
  5.00%, due 5/1/36                   2,354,652       2,232,848
  5.00%, due 6/1/36                     111,461         105,643
  5.50%, due 4/1/21                   3,105,986       3,102,840
  5.50%, due 6/1/21                   2,430,862       2,426,120
  5.50%, due 11/1/33                  1,353,385       1,325,401
  5.50%, due 12/1/33                  1,170,739       1,146,531
  5.50%, due 6/1/34                   1,881,194       1,841,121
  5.50%, due 12/25/38 TBA
  (j)                                 9,240,000       9,026,325
  6.00%, due 1/1/33                     909,880         912,960
  6.00%, due 3/1/33                     922,581         924,840
  6.00%, due 9/1/34                     989,798         991,293
  6.00%, due 9/1/35                   3,447,159       3,452,277
  6.00%, due 10/1/35                  2,360,372       2,360,987
  6.00%, due 12/25/38 TBA
  (j)                                 7,960,000       7,955,025
  6.50%, due 6/1/31                     379,413         387,736
  6.50%, due 8/1/31                     346,363         353,961
  6.50%, due 10/1/31                    238,113         243,336
  6.50%, due 11/25/38 TBA
  (j)                                 5,625,000       5,690,036
                                                  -------------
                                                     55,587,596
                                                  -------------

FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATION) 0.2%
  Series 2632, Class NH
  3.50%, due 6/15/13                    728,501         717,206
                                                  -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                      PRINCIPAL
                                         AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 2.1%
  6.00%, due 4/15/29                $ 1,014,348   $   1,022,841
  6.00%, due 8/15/32                  1,449,528       1,456,884
  6.00%, due 12/25/38 TBA
  (j)                                 2,610,000       2,610,000
  6.50%, due 12/15/38 TBA
  (j)                                 3,120,000       3,153,150
                                                  -------------
                                                      8,242,875
                                                  -------------

UNITED STATES TREASURY BONDS 1.4%
  4.375%, due 2/15/38                 1,070,000       1,073,177
  6.00%, due 2/15/26                    335,000         381,874
  6.25%, due 8/15/23                  2,305,000       2,638,865
  6.25%, due 5/15/30                  1,125,000       1,359,844
  6.875%, due 8/15/25                   125,000         155,693
                                                  -------------
                                                      5,609,453
                                                  -------------

  UNITED STATES TREASURY
NOTES (CONTINUED)
  3.375%, due 6/30/13                   185,000         190,406
  4.75%, due 8/15/17                  5,000,000       5,292,190
  4.875%, due 8/15/16                 2,870,000       3,058,568
                                                  -------------
                                                      8,541,164
                                                  -------------
Total U.S. Government &
  Federal Agencies
  (Cost $117,692,661)                               116,405,144
                                                  -------------


YANKEE BONDS 1.6% (K)
---------------------------------------------------------------

BANKS 0.1%
ATF Capital B.V.
  9.25%, due 2/21/14 (d)                460,000         243,800
                                                  -------------


BEVERAGES 0.1%
Coca-Cola HBC Finance B.V.
  5.125%, due 9/17/13                   430,000         405,462
                                                  -------------


BIOTECHNOLOGY 0.0%++
FMC Finance III S.A.
  6.875%, due 7/15/17                   220,000         174,900
                                                  -------------


BUILDING MATERIALS 0.1%
Asia Aluminum Holdings, Ltd.
  8.00%, due 12/23/11 (d)               645,000         193,500
                                                  -------------


COMMERCIAL SERVICES 0.0%++
Quebecor World, Inc.
  9.75%, due 1/15/15 (d)(g)             110,000          15,400
                                                  -------------


DIVERSIFIED FINANCIAL SERVICES 0.1%
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (d)                470,000         206,800
                                                  -------------


ELECTRIC 0.2%
Intergen N.V.
  9.00%, due 6/30/17 (d)                215,000         172,000
SP PowerAssets, Ltd.
  5.00%, due 10/22/13 (d)               625,000         578,549
                                                  -------------
                                                        750,549
                                                  -------------

ELECTRONICS 0.0%++
NXP B.V./NXP Funding LLC
  7.875%, due 10/15/14                  265,000         131,175
                                                  -------------


FOREST PRODUCTS & PAPER 0.1%
Bowater Canada Finance
  7.95%, due 11/15/11                    20,000           6,200
Catalyst Paper Corp.
  7.375%, due 3/1/14                    100,000          52,000
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                   185,000         135,050
                                                  -------------
                                                        193,250
                                                  -------------

HEALTH CARE--PRODUCTS 0.1%
Covidien International
  Finance S.A.
  6.00%, due 10/15/17                   560,000         488,308
                                                  -------------


HOLDING COMPANY--DIVERSIFIED 0.1%
Hutchison Whampoa
  International, Ltd.
  6.50%, due 2/13/13 (d)                650,000         566,242
                                                  -------------


INSURANCE 0.1%
Fairfax Financial Holdings,
  Ltd.
  7.375%, due 4/15/18                    35,000          26,600
  8.30%, due 4/15/26                     20,000          15,000
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (d)                340,000         325,474
                                                  -------------
                                                        367,074
                                                  -------------

IRON & STEEL 0.0%++
Steel Capital S.A. for OAO
  Severstal
  9.75%, due 7/29/13 (d)                245,000         102,900
                                                  -------------


MEDIA 0.3%
BSKYB Finance UK PLC
  6.50%, due 10/15/35 (d)             1,130,000         849,190
CanWest MediaWorks, Inc.
  8.00%, due 9/15/12                     41,000          26,240
CanWest MediaWorks, L.P.
  9.25%, due 8/1/15 (d)                 120,000          73,200



20    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
MEDIA (CONTINUED)
Quebecor Media, Inc.
  7.75%, due 3/15/16                $    15,000   $      10,388
Videotron, Ltee
  6.375%, due 12/15/15                   75,000          57,000
                                                  -------------
                                                      1,016,018
                                                  -------------

MISCELLANEOUS--MANUFACTURING 0.1%
Siemens
  Financieringsmaatschappij
  N.V.
  6.125%, due 8/17/26 (d)               700,000         567,591
                                                  -------------


OIL & GAS 0.1%
Citic Resources Finance,
  Ltd.
  6.75%, due 5/15/14 (d)                200,000         104,000
Gazprom International S.A.
  7.201%, due 2/1/20 (d)                583,631         408,542
                                                  -------------
                                                        512,542
                                                  -------------

PHARMACEUTICALS 0.0%++
Angiotech Pharmaceuticals,
  Inc.
  6.56%, due 12/1/13 (a)                 60,000          36,600
                                                  -------------


TELECOMMUNICATIONS 0.1%
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                    65,000          50,700
Nortel Networks, Ltd.
  10.75%, due 7/15/16                    70,000          36,925
Rogers Wireless, Inc.
  9.625%, due 5/1/11                    275,000         286,102
Satelites Mexicanos S.A. de
  C.V.
  12.512%, due 11/30/11 (a)              85,000          45,900
                                                  -------------
                                                        419,627
                                                  -------------

TRANSPORTATION 0.0%++
Kansas City Southern de
  Mexico S.A. de C.V.
  7.375%, due 6/1/14                     30,000          23,475
                                                  -------------
Total Yankee Bonds
  (Cost $9,093,039)                                   6,415,213
                                                  -------------
Total Long-Term Bonds
  (Cost $206,393,357)                               187,222,604
                                                  -------------





                                         SHARES

COMMON STOCKS 50.1%
---------------------------------------------------------------

AEROSPACE & DEFENSE 1.7%
Cobham PLC                               55,917         169,300
L-3 Communications Holdings,
  Inc.                                   23,200       1,883,144
Northrop Grumman Corp.                   18,200         853,398
Rolls-Royce Group PLC (f)                44,570         236,405
Rolls-Royce Group PLC C
  shares (b)                          2,549,404           4,103
United Technologies Corp.                66,100       3,632,856
                                                  -------------
                                                      6,779,206
                                                  -------------

AGRICULTURE 0.7%
Altria Group, Inc.                       29,300         562,267
Philip Morris International,
  Inc.                                   50,700       2,203,929
                                                  -------------
                                                      2,766,196
                                                  -------------

AIRLINES 0.0%++
Delta Air Lines, Inc. (f)                 3,395          37,277
                                                  -------------


APPAREL 0.0%++
Esprit Holdings, Ltd.                    16,900          94,875
                                                  -------------


BANKS 2.8%
Bank of America Corp.                   119,904       2,898,080
Bank of New York Mellon
  Corp. (The)                            28,832         939,923
Capital One Financial Corp.              34,200       1,337,904
DBS Group Holdings, Ltd.                 27,900         213,590
Intesa Sanpaolo S.p.A. RNC
  shares                                 13,000          38,615
PNC Financial Services
  Group, Inc.                            19,000       1,266,730
Svenska Handelsbanken Class
  A                                       1,500          27,466
U.S. Bancorp                            102,500       3,055,525
Wells Fargo & Co.                        45,200       1,539,060
                                                  -------------
                                                     11,316,893
                                                  -------------

BEVERAGES 1.2%
Coca-Cola Co. (The)                      39,400       1,735,964
Diageo PLC                                9,700         148,578
Hansen Natural Corp. (f)                 22,100         559,572
PepsiCo, Inc.                            43,900       2,502,739
                                                  -------------
                                                      4,946,853
                                                  -------------

BIOTECHNOLOGY 2.0%
Amgen, Inc. (f)                          21,100       1,263,679
Celgene Corp. (f)                        27,300       1,754,298
Genentech, Inc. (f)                      22,300       1,849,562
Gilead Sciences, Inc. (f)                68,900       3,159,065
                                                  -------------
                                                      8,026,604
                                                  -------------

BUILDING MATERIALS 0.0%++
Geberit A.G.                              1,211         125,937
                                                  -------------


CAPITAL MARKETS 0.1%
Affiliated Managers Group,
  Inc. (f)                               12,100         561,198
                                                  -------------


CHEMICALS 1.3%
E.I. du Pont de Nemours &
  Co.                                    41,000       1,312,000
Monsanto Co.                             13,500       1,201,230
Mosaic Co. (The)                          9,300         366,513


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
CHEMICALS (CONTINUED)
Praxair, Inc.                            35,700   $   2,325,855
                                                  -------------
                                                      5,205,598
                                                  -------------

COMMERCIAL SERVICES 0.5%
Alliance Data Systems Corp.
  (f)                                    24,800       1,243,968
Iron Mountain, Inc. (f)                  33,100         803,668
Michael Page International
  PLC                                     4,600          14,869
                                                  -------------
                                                      2,062,505
                                                  -------------

COMPUTERS 3.3%
Apple, Inc. (f)                          20,900       2,248,631
EMC Corp. (f)                            93,900       1,106,142
V  Hewlett-Packard Co.                  104,900       4,015,572
Indra Sistemas S.A.                       3,150          61,649
International Business
  Machines Corp.                         40,600       3,774,582
Logitech International S.A.
  (f)                                    36,000         532,440
OBIC Co., Ltd.                              920         115,594
Otsuka Corp.                                600          30,321
Research In Motion, Ltd. (f)             28,100       1,417,083
Wincor Nixdorf A.G.                         500          21,783
                                                  -------------
                                                     13,323,797
                                                  -------------

COSMETICS & PERSONAL CARE 1.1%
Avon Products, Inc.                      51,700       1,283,711
Beiersdorf A.G.                             875          46,258
Colgate-Palmolive Co.                    26,400       1,656,864
Procter & Gamble Co. (The)               20,000       1,290,800
                                                  -------------
                                                      4,277,633
                                                  -------------

DISTRIBUTION & WHOLESALE 0.2%
LKQ Corp. (f)                            56,800         649,792
                                                  -------------


DIVERSIFIED FINANCIAL SERVICES 2.3%
Ameriprise Financial, Inc.               24,300         524,880
Citigroup, Inc.                         115,100       1,571,115
Goldman Sachs Group, Inc.
  (The)                                  18,600       1,720,500
V  JPMorgan Chase & Co.                 112,144       4,625,940
Merrill Lynch & Co., Inc.                46,200         858,858
UBS A.G. Registered (f)                   1,800          30,420
                                                  -------------
                                                      9,331,713
                                                  -------------

ELECTRIC 0.8%
FirstEnergy Corp.                        24,600       1,283,136
NRG Energy, Inc. (f)                     49,300       1,146,225
Scottish & Southern Energy
  PLC                                    14,900         292,076
Terna S.p.A.                            150,000         484,714
                                                  -------------
                                                      3,206,151
                                                  -------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.2%
Energizer Holdings, Inc. (f)              9,400         459,284
General Cable Corp. (f)                  25,100         428,708
                                                  -------------
                                                        887,992
                                                  -------------

ELECTRONICS 1.6%
Amphenol Corp. Class A                   72,200       2,068,530
Avnet, Inc. (f)                          15,500         259,470
Hoya Pentax HD Corp.                     13,300         246,533
Keyence Corp.                             1,400         270,358
Murata Manufacturing Co.,
  Ltd.                                    3,800         131,693
Thermo Fisher Scientific,
  Inc. (f)                               80,800       3,280,480
Venture Corp., Ltd.                      13,500          49,091
                                                  -------------
                                                      6,306,155
                                                  -------------

ENGINEERING & CONSTRUCTION 0.0%++
ABB, Ltd. (f)                             7,900         104,456
ABB, Ltd., Sponsored ADR (l)              4,200          55,230
                                                  -------------
                                                        159,686
                                                  -------------

ENTERTAINMENT 0.1%
OPAP S.A.                                21,500         471,089
                                                  -------------


FOOD 1.6%
General Mills, Inc.                      37,400       2,533,476
Kroger Co. (The)                         98,000       2,691,080
Nestle S.A. Registered                   15,550         606,130
Tesco PLC                               122,100         667,422
Unilever N.V., CVA (m)                    4,600         110,896
                                                  -------------
                                                      6,609,004
                                                  -------------

GAS 0.3%
Enagas                                   28,900         563,990
Snam Rete Gas S.p.A.                    159,577         808,936
                                                  -------------
                                                      1,372,926
                                                  -------------

HEALTH CARE--PRODUCTS 2.3%
Alcon, Inc.                               1,840         162,141
Baxter International, Inc.                9,600         580,704
Becton, Dickinson & Co.                  32,600       2,262,440
C.R. Bard, Inc.                          16,700       1,473,775
Hologic, Inc. (f)                        49,400         604,656
Johnson & Johnson                        28,600       1,754,324
St. Jude Medical, Inc. (f)               61,600       2,342,648
Synthes, Inc.                               150          19,367
                                                  -------------
                                                      9,200,055
                                                  -------------

HEALTH CARE--SERVICES 0.2%
Covance, Inc. (f)                        18,000         900,000
                                                  -------------


HOUSEHOLD PRODUCTS & WARES 0.4%
Kimberly-Clark Corp.                     25,600       1,569,024
                                                  -------------





22    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
INSURANCE 0.4%
Aflac, Inc.                              11,700   $     518,076
Assicurazioni Generali
  S.p.A.                                  1,900          47,894
Assurant, Inc.                            6,000         152,880
Hannover Rueckversicherung
  A.G.                                   13,875         350,650
Prudential Financial, Inc.               14,100         423,000
                                                  -------------
                                                      1,492,500
                                                  -------------

INTERNET 1.1%
Akamai Technologies, Inc.
  (f)                                    69,900       1,005,162
Equinix, Inc. (f)                        26,100       1,629,162
Google, Inc. Class A (f)                  4,500       1,617,120
                                                  -------------
                                                      4,251,444
                                                  -------------

IRON & STEEL 0.1%
Nucor Corp.                              13,200         534,732
                                                  -------------


MACHINERY--CONSTRUCTION & MINING 0.1%
Caterpillar, Inc.                        11,800         450,406
                                                  -------------


MACHINERY--DIVERSIFIED 0.6%
Rockwell Automation, Inc.                31,800         879,906
Roper Industries, Inc.                   30,900       1,401,315
                                                  -------------
                                                      2,281,221
                                                  -------------

MEDIA 1.2%
Cablevision Systems Corp.
  Class A                                44,300         785,439
DIRECTV Group, Inc. (The)
  (f)                                    55,300       1,210,517
MediaSet S.p.A.                          81,210         440,856
Reed Elsevier N.V.                       47,317         633,140
Societe Television Francaise
  1                                      18,875         242,076
Walt Disney Co. (The)                    63,900       1,655,010
Ziff Davis Media, Inc.
  (Physical Certificates)
  (b)(c)                                    138               1
                                                  -------------
                                                      4,967,039
                                                  -------------

METAL FABRICATE & HARDWARE 0.5%
Precision Castparts Corp.                28,000       1,814,680
                                                  -------------


MINING 0.2%
Freeport-McMoRan Copper &
  Gold, Inc. Class B                     23,200         675,120
                                                  -------------


MISCELLANEOUS--MANUFACTURING 1.4%
3M Co.                                   25,200       1,620,360
Danaher Corp.                            31,600       1,871,984
Honeywell International,
  Inc.                                   41,000       1,248,450
Illinois Tool Works, Inc.                20,300         677,817
Siemens A.G.                              4,355         260,556
                                                  -------------
                                                      5,679,167
                                                  -------------

OFFICE & BUSINESS EQUIPMENT 0.1%
Neopost S.A.                              1,585         132,608
RICOH Co., Ltd.                          19,400         206,358
                                                  -------------
                                                        338,966
                                                  -------------

OIL & GAS 2.0%
BP PLC                                    2,400          19,834
BP PLC, Sponsored ADR (l)                12,080         600,376
Chevron Corp.                            23,600       1,760,560
ConocoPhillips                           24,100       1,253,682
Diamond Offshore Drilling,
  Inc.                                    9,900         879,120
ENI S.p.A.                                9,900         235,902
ENI S.p.A., Sponsored ADR
  (l)                                       200           9,610
Hess Corp.                               17,000       1,023,570
Royal Dutch Shell PLC Class
  A, ADR (l)                              6,150         343,231
Suncor Energy, Inc.                      16,300         389,896
Total S.A.                                4,950         271,878
XTO Energy, Inc.                         28,875       1,038,056
                                                  -------------
                                                      7,825,715
                                                  -------------

OIL & GAS SERVICES 1.7%
Baker Hughes, Inc.                       42,300       1,478,385
Cameron International Corp.
  (f)                                    52,000       1,261,520
Halliburton Co.                          18,400         364,136
National Oilwell Varco, Inc.
  (f)                                    44,800       1,339,072
Smith International, Inc.                12,800         441,344
Transocean, Inc. (f)                     21,807       1,795,370
                                                  -------------
                                                      6,679,827
                                                  -------------

PACKAGING & CONTAINERS 0.2%
Crown Holdings, Inc. (f)                 34,800         702,264
                                                  -------------


PHARMACEUTICALS 3.0%
Abbott Laboratories                      35,100       1,935,765
Actelion, Ltd. Registered
  (f)                                     1,241          65,614
Astellas Pharma, Inc.                     3,100         126,734
Cardinal Health, Inc.                    22,700         867,140
GlaxoSmithKline PLC                       2,900          55,900
Medco Health Solutions, Inc.
  (f)                                    59,600       2,261,820
Novartis A.G., ADR (l)                    4,100         209,059
Novartis A.G. Registered                  8,100         409,768
Novo-Nordisk A/S Class B                    200          10,706
Pfizer, Inc.                             50,000         885,500
Roche Holding A.G.
  Genusscheine                            5,270         806,657
Sanofi-Aventis S.A., ADR (l)              1,700          53,754
Santen Pharmaceutical Co.,
  Ltd.                                    3,100          78,840
Shire, Ltd.                              10,200         134,836
Shire, Ltd., ADR (l)                        600          23,670
Takeda Pharmaceutical Co.,
  Ltd.                                    2,200         110,875
Teva Pharmaceutical
  Industries, Ltd.,
  Sponsored ADR (l)                      33,100       1,419,328
United Therapeutics Corp.
  (f)                                     6,900         601,887


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
PHARMACEUTICALS (CONTINUED)
Wyeth                                    54,600   $   1,757,028
                                                  -------------
                                                     11,814,881
                                                  -------------

PIPELINES 0.5%
Williams Cos., Inc.                      89,100       1,868,427
                                                  -------------


RETAIL 4.7%
AutoZone, Inc. (f)                        9,000       1,145,610
CVS Caremark Corp.                       86,600       2,654,290
Guess?, Inc.                             26,200         570,374
Home Depot, Inc. (The)                   46,300       1,092,217
Kohl's Corp. (f)                         72,100       2,532,873
Lowe's Cos., Inc.                        69,700       1,512,490
McDonald's Corp.                         22,200       1,286,046
Polo Ralph Lauren Corp.                  18,000         849,060
Target Corp.                             26,800       1,075,216
TJX Cos., Inc.                           72,500       1,940,100
V  Wal-Mart Stores, Inc.                 74,900       4,180,169
                                                  -------------
                                                     18,838,445
                                                  -------------

SEMICONDUCTORS 1.1%
V  Intel Corp.                          238,000       3,808,000
MEMC Electronic Materials,
  Inc. (f)                               36,500         670,870
                                                  -------------
                                                      4,478,870
                                                  -------------

SOFTWARE 2.1%
Autodesk, Inc. (f)                       51,000       1,086,810
Fiserv, Inc. (f)                         21,800         727,248
Infosys Technologies, Ltd.,
  Sponsored ADR (l)                         600          17,592
V  Microsoft Corp.                      186,900       4,173,477
Oracle Corp. (f)                        135,300       2,474,637
SAP A.G., Sponsored ADR (l)               1,200          42,396
Temenos Group A.G.
  Registered (f)                            100           1,264
                                                  -------------
                                                      8,523,424
                                                  -------------

TELECOMMUNICATIONS 3.4%
American Tower Corp. Class A
  (f)                                    39,700       1,282,707
Anixter International, Inc.
  (f)                                    16,800         564,648
AT&T, Inc.                               60,000       1,606,200
Cisco Systems, Inc. (f)                  52,600         934,702
Harris Corp.                             36,700       1,319,365
Mobistar S.A.                             3,490         231,542
Nokia OYJ, Sponsored ADR (l)             62,900         954,822
NTT DoCoMo, Inc., Sponsored
  ADR (l)                                30,000         465,000
NTT DoCoMo, Inc.                             64         101,540
QUALCOMM, Inc.                           52,200       1,997,172
SBA Communications Corp.
  Class A (f)                            32,800         688,472
Telefonaktiebolaget LM
  Ericsson, Sponsored ADR
  (l)                                     3,800          26,866
Telefonaktiebolaget LM
  Ericsson Class B                        7,980          56,273
Verizon Communications, Inc.             99,400       2,949,198
Vodafone Group PLC, ADR (l)              18,000         346,860
                                                  -------------
                                                     13,525,367
                                                  -------------

TOYS, GAMES & HOBBIES 0.1%
Nintendo Co., Ltd.                          590         186,084
Nintendo Co., Ltd., ADR (l)               1,100          42,900
                                                  -------------
                                                        228,984
                                                  -------------

TRANSPORTATION 0.9%
ConAgra Foods, Inc.                      56,900         991,198
Norfolk Southern Corp.                   39,800       2,385,612
TNT N.V.                                  8,800         184,239
Yamato Holdings Co., Ltd.                 3,300          36,295
                                                  -------------
                                                      3,597,344
                                                  -------------
Total Common Stocks
  (Cost $259,416,908)                               200,756,982
                                                  -------------


CONVERTIBLE PREFERRED STOCKS 1.0%
---------------------------------------------------------------

BANKS 0.3%
Bank of America Corp.
  7.25% Series L                          1,450       1,015,000
Wachovia Corp.
  7.50% Series L                            150          99,750
                                                  -------------
                                                      1,114,750
                                                  -------------

CHEMICALS 0.1%
Celanese Corp.
  4.25%                                  10,700         204,304
                                                  -------------


DIVERSIFIED FINANCIAL SERVICES 0.3%
Affiliated Managers Group,
  Inc.
  5.10%                                  12,300         222,937
Citigroup, Inc.
  Series T
  6.50%                                  26,400         850,344
  Series C
  8.75%                                   5,000         106,850
                                                  -------------
                                                      1,180,131
                                                  -------------

INSURANCE 0.0%++
American International
  Group, Inc.
  8.50%                                  11,100          49,395
                                                  -------------


INVESTMENT COMPANY 0.0%++
Vale Capital, Ltd.
  5.50% Series RIO                        4,700         132,775
                                                  -------------





24    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES           VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
MINING 0.0%++
Freeport-McMoRan Copper &
  Gold, Inc.
  6.75%                                   3,800   $     185,364
                                                  -------------


PHARMACEUTICALS 0.2%
Schering-Plough Corp.
  6.00%                                   5,500         741,290
                                                  -------------


SOFTWARE 0.0%++
QuadraMed Corp. (c)(d)(n)
  5.50%                                  10,700         140,063
                                                  -------------


TELECOMMUNICATIONS 0.1%
Crown Castle International
  Corp.
  6.25%                                   9,300         351,075
                                                  -------------
Total Convertible Preferred
  Stocks
  (Cost $6,883,193)                                   4,099,147
                                                  -------------


EXCHANGE TRADED FUNDS 0.2% (O)
---------------------------------------------------------------

iShares MSCI EAFE Index Fund
  (p)                                     5,700         254,334
iShares S&P Europe 350 Index
  Fund                                   13,950         437,890
Vanguard Europe Pacific ETF               4,700         131,318
                                                  -------------
Total Exchange Traded Funds
  (Cost $1,117,785)                                     823,542
                                                  -------------


PREFERRED STOCK 0.0%++
---------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS 0.0%++
Sovereign Real Estate
  Investment Corp. (b)(c)(d)
  12.00%                                    100          95,250
                                                  -------------
Total Preferred Stock
  (Cost $147,000)                                        95,250
                                                  -------------

                                      NUMBER OF
                                       WARRANTS
WARRANTS 0.1%
---------------------------------------------------------------

AIRLINES 0.1%
Ryanair Holdings PLC Class A
  Strike Price E0.000001
  Expire 4/3/18 (d)(f)                   56,813         194,423
                                                  -------------
Total Warrants
  (Cost $227,533)                                       194,423
                                                  -------------


                                      PRINCIPAL
                                         AMOUNT           VALUE
SHORT-TERM INVESTMENT 8.9%
---------------------------------------------------------------

REPURCHASE AGREEMENT 8.9%
  State Street Bank and
  Trust Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $35,461,925
  (Collateralized by a
  Federal Home Loan Bank
  Security with a rate of
  2.67% and a maturity date
  of 3/4/09, with a
  Principal Amount of
  $36,085,000 and a Market
  Value of $36,175,213)             $35,461,629   $  35,461,629
                                                  -------------
Total Short-Term Investment
  (Cost $35,461,629)                                 35,461,629
                                                  -------------
Total Investments
  (Cost $509,647,405)(q)                  107.1%    428,653,577
Liabilities in Excess of
  Cash and Other Assets                    (7.1)    (28,278,027)
                                          -----    ------------
Net Assets                                100.0%  $ 400,375,550
                                          =====    ============





++   Less than one--tenth of a percent.
+++  On a daily basis NYLIM confirms that the
     value of the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
(a)  Floating rate.  Rate shown is the rate in
     effect at October 31, 2008.
(b)  Fair valued security. The total market
     value of these securities at October 31,
     2008 is $2,028,328, which represents 0.5%
     of the Fund's net assets.
(c)  Illiquid security.  The total market
     value of these securities at October 31,
     2008 is $2,497,995, which represents 0.6%
     of the Fund's net assets.
(d)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(e)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of the securities at October 31,
     2008 is $1,311,892, which represents 0.3%
     of the Fund's net assets.
(f)  Non-income producing security.
(g)  Issue in default.
(h)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(i)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at October 31,
     2008. Floating Rate Loans are generally
     considered restrictive in that the Fund
     is ordinarily contractually obligated to
     receive consent from the Agent Bank
     and/or borrower prior to disposition of a
     Floating Rate Loan.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

(j)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2008 is $28,434,536, which represents 7.1% of the Fund's net assets.
     All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(k)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(l)  ADR--American Depositary Receipt.
(m)  CVA--Certificaten Van Aandelen.
(n)  Restricted security.
(o) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(p)  Morgan Stanley Capital International
     Europe, Australasia and Far East Index
     (MSCI EAFE Index) is an unmanaged free
     float-adjusted market--capitalization
     index that is designed to measure
     developed-market equity performance,
     excluding the United States and Canada.
     As of October 31, 2008, the MSCI EAFE
     Index consisted of the following 21
     developed-market country indices:
     Australia, Austria, Belgium, Denmark,
     Finland, France, Germany, Greece, Hong
     Kong, Ireland, Italy, Japan, the
     Netherlands, New Zealand, Norway,
     Portugal, Singapore, Spain, Sweden,
     Switzerland and the United Kingdom.
(q)  At October 31, 2008, cost is $511,534,683
     for federal income tax purposes and net
     unrealized depreciation is as follows:




  Gross unrealized appreciation     $  4,147,940
  Gross unrealized depreciation      (87,029,046)
                                    ------------
  Net unrealized depreciation       $(82,881,106)
                                    ============





The following abbreviation is used in the above portfolio:

E - Euro





26    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $509,647,405)     $428,653,577
Cash denominated in foreign
  currencies
  (identified cost $468,181)              439,500
Receivables:
  Investment securities sold            5,694,960
  Dividends and interest                2,170,024
  Fund shares sold                         29,788
Other assets                               36,692
Unrealized appreciation on foreign
  currency forward contracts              684,797
                                     ------------
     Total assets                     437,709,338
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased      35,907,084
  Transfer agent (See Note 3)             325,768
  Fund shares redeemed                    288,647
  Manager (See Note 3)                    170,414
  NYLIFE Distributors (See Note 3)        138,455
  Shareholder communication               109,365
  Custodian                                55,707
  Professional fees                        50,769
  Trustees                                  1,500
Accrued expenses                            5,378
Unrealized depreciation on foreign
  currency forward contracts              280,701
                                     ------------
     Total liabilities                 37,333,788
                                     ------------
Net assets                           $400,375,550
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    318,227
Additional paid-in capital            506,678,307
                                     ------------
                                      506,996,534
Accumulated undistributed net
  investment income                       921,580
Accumulated net realized loss on
  investments, written option
  transactions and foreign currency
  transactions                        (26,921,651)
Net unrealized depreciation on
  investments                         (80,993,828)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                               372,915
                                     ------------
Net assets                           $400,375,550
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $136,858,097
                                     ============
Shares of beneficial interest
  outstanding                          10,883,022
                                     ============
Net asset value per share
  outstanding                        $      12.58
Maximum sales charge (5.50% of
  offering price)                            0.73
                                     ------------
Maximum offering price per share
  outstanding                        $      13.31
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $185,490,948
                                     ============
Shares of beneficial interest
  outstanding                          14,751,586
                                     ============
Net asset value per share
  outstanding                        $      12.57
Maximum sales charge (5.50% of
  offering price)                            0.73
                                     ------------
Maximum offering price per share
  outstanding                        $      13.30
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 76,420,132
                                     ============
Shares of beneficial interest
  outstanding                           6,060,554
                                     ============
Net asset value and offering price
  per share outstanding              $      12.61
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  1,563,045
                                     ============
Shares of beneficial interest
  outstanding                             124,101
                                     ============
Net asset value and offering price
  per share outstanding              $      12.59
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $     43,328
                                     ============
Shares of beneficial interest
  outstanding                               3,425
                                     ============
Net asset value and offering price
  per share outstanding              $      12.65
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                           $  11,348,498
  Dividends (a)                          5,654,915
  Income from securities
     loaned--net                           466,824
                                     -------------
     Total income                       17,470,237
                                     -------------
EXPENSES:
  Manager (See Note 3)                   3,586,587
  Transfer agent--Investor Class
     (See Note 3)                          481,896
  Transfer agent--Class A (See Note
     3)                                    955,511
  Transfer agent--Classes B and C
     (See Note 3)                          509,999
  Transfer agent--Class I (See Note
     3)                                         83
  Distribution/Service--Investor
     Class (See Note 3)                    242,766
  Distribution/Service--Class A
     (See Note 3)                          857,662
  Service--Class B (See Note 3)            298,175
  Service--Class C (See Note 3)              5,924
  Distribution--Class B (See Note
     3)                                    894,524
  Distribution--Class C (See Note
     3)                                     17,771
  Shareholder communication                149,704
  Custodian                                114,799
  Professional fees                        109,822
  Recordkeeping (b)                         64,175
  Registration                              63,703
  Trustees                                  18,940
  Miscellaneous                             33,123
                                     -------------
     Total expenses before waiver        8,405,164
  Expense waiver from Manager (See
     Note 3)                              (690,571)
                                     -------------
     Net expenses                        7,714,593
                                     -------------
Net investment income                    9,755,644
                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTION TRANSACTIONS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                (26,441,696)
  Written option transactions               93,167
  Foreign currency transactions             19,897
                                     -------------
Net realized loss on investments,
  written option transactions and
  foreign currency transactions        (26,328,632)
                                     -------------
Net change in unrealized
  appreciation on:
  Security transactions               (152,633,976)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts            371,139
                                     -------------
Net change in unrealized
  appreciation on investments and
  foreign currency transactions       (152,262,837)
                                     -------------
Net realized and unrealized loss on
  investments, written option
  transactions and foreign currency
  transactions                        (178,591,469)
                                     -------------
Net decrease in net assets
  resulting from operations          $(168,835,825)
                                     =============



(a) Dividends recorded net of foreign withholding taxes in the amount of $136,648.

(b) Effective August 1, 2008, the pricing and recordkeeping services fee is included in the Manager fee.



28    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008            2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income        $   9,755,644   $  11,178,846
 Net realized gain (loss)
  on investments, written
  option transactions and
  foreign currency
  transactions                  (26,328,632)     79,829,172
 Net change in unrealized
  appreciation on
  investments and foreign
  currency transactions        (152,262,837)    (12,857,507)
                              -----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                   (168,835,825)     78,150,511
                              -----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class               (1,536,882)             --
    Class A                      (7,027,962)     (9,255,960)
    Class B                      (1,284,558)     (1,983,268)
    Class C                         (25,910)        (33,924)
    Class I                            (851)           (180)
                              -----------------------------
                                 (9,876,163)    (11,273,332)
                              -----------------------------
 From net realized gain on investments:
    Class A                     (57,593,593)    (39,886,253)
    Class B                     (17,387,304)    (16,070,543)
    Class C                        (334,023)       (254,730)
    Class I                          (3,286)           (531)
                              -----------------------------
                                (75,318,206)    (56,212,057)
                              -----------------------------
 Total dividends and
  distributions to
  shareholders                  (85,194,369)    (67,485,389)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         35,056,171      27,146,131
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              83,343,876      65,977,833
 Cost of shares redeemed       (141,896,100)   (133,563,713)
                              -----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (23,496,053)    (40,439,749)
                              -----------------------------
    Net decrease in net
     assets                    (277,526,247)    (29,774,627)

NET ASSETS:
Beginning of year               677,901,797     707,676,424
                              -----------------------------
End of year                   $ 400,375,550   $ 677,901,797
                              =============================
Accumulated undistributed
 net investment income at
 end of year                  $     921,580   $     822,545
                              =============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                               INVESTOR
                                 CLASS
                             ------------
                             FEBRUARY 28,
                                2008**                                          CLASS A
                                THROUGH      ----------------------------------------------------------------------------
                              OCTOBER 31,                               YEAR ENDED OCTOBER 31,

                             --------------------------------------------------------------------------------------------
                                 2008            2008            2007            2006            2005            2004
Net asset value at
  beginning of period          $  16.50        $  20.10        $  19.82        $  18.92         $ 17.96        $  17.42
                               --------        --------        --------        --------         -------        --------
Net investment income              0.19 (a)        0.32 (a)        0.35 (a)        0.27 (a)        0.21 (b)        0.17
Net realized and unrealized
  gain (loss) on
  investments                     (3.89)          (5.27)           1.88            1.67 (e)        1.29            0.54
Net realized and unrealized
  gain on foreign currency
  transactions                     0.01            0.01              --              --              --              --
                               --------        --------        --------        --------         -------        --------
Total from investment
  operations                      (3.69)          (4.94)           2.23            1.94            1.50            0.71
                               --------        --------        --------        --------         -------        --------
Less dividends and
  distributions:
  From net investment
     income                       (0.23)          (0.32)          (0.35)          (0.27)          (0.21)          (0.17)
  From net realized gain on
     investments                     --           (2.27)          (1.60)          (0.77)          (0.33)             --
                               --------        --------        --------        --------         -------        --------
Total dividends and
  distributions                   (0.23)          (2.59)          (1.95)          (1.04)          (0.54)          (0.17)
                               --------        --------        --------        --------         -------        --------
Net asset value at end of
  period                       $  12.58        $  12.57        $  20.10        $  19.82         $ 18.92        $  17.96
                               ========        ========        ========        ========         =======        ========
Total investment return
  (c)(h)                         (22.65%)(f)     (27.88%)         12.18%          10.53%(d)(e)     8.43%           4.05%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            1.84% ++        1.93%           1.81%           1.42%           1.10%(b)        0.94%
  Net expenses                     1.29% ++        1.18%           1.19%           1.19%           1.19%           1.30%
  Expenses (before
     waiver/reimbursement)         1.50% ++        1.26%           1.27%           1.34%(d)        1.31%           1.30%
Portfolio turnover rate             101% (g)        101% (g)         68%             70%(g)          77%(g)         103%
Net assets at end of period
  (in 000's)                   $136,858        $185,491        $518,547        $502,340         $98,180        $115,877





                                                                CLASS C
                             ----------------------------------------------------------------------------

                                                        YEAR ENDED OCTOBER 31,

                             ----------------------------------------------------------------------------
                                 2008            2007            2006            2005            2004
Net asset value at
  beginning of period           $ 20.12         $19.84          $18.94          $17.98          $17.45
                                -------         ------          ------          ------          ------
Net investment income              0.18 (a)       0.21 (a)        0.12 (a)        0.07 (b)        0.04
Net realized and unrealized
  gain (loss) on
  investments                     (5.27)          1.88            1.67 (e)        1.28            0.53
Net realized and unrealized
  gain on foreign currency
  transactions                     0.01             --              --              --              --
                                -------         ------          ------          ------          ------
Total from investment
  operations                      (5.08)          2.09            1.79            1.35            0.57
                                -------         ------          ------          ------          ------
Less dividends and
  distributions:
  From net investment
     income                       (0.18)         (0.21)          (0.12)          (0.06)          (0.04)
  From net realized gain on
     investments                  (2.27)         (1.60)          (0.77)          (0.33)             --
                                -------         ------          ------          ------          ------
Total dividends and
  distributions                   (2.45)         (1.81)          (0.89)          (0.39)          (0.04)
                                -------         ------          ------          ------          ------
Net asset value at end of
  period                        $ 12.59         $20.12          $19.84          $18.94          $17.98
                                =======         ======          ======          ======          ======
Total investment return
  (c)(h)                         (28.47%)        11.33%           9.69%(d)(e)     7.60%           3.27%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            1.12%          1.06%           0.62%           0.35%(b)        0.19%
  Net expenses                     1.99%          1.94%           1.94%           1.94%           2.05%
  Expenses (before
     waiver/reimbursement)         2.15%          2.02%           2.09%(d)        2.06%           2.05%
Portfolio turnover rate             101% (g)        68%             70%(g)          77%(g)         103%
Net assets at end of period
  (in 000's)                    $ 1,563         $2,980          $3,175          $3,854          $4,532



**     Commencement of operations.
++     Annualized.
(a)    Per share data based on average shares outstanding during the period.
(b)    Net investment income includes $0.01 and there was no effect to the net income ratio, as a result of a special one time dividend from Microsoft Corp.
(c)    Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)    Includes nonrecurring reimbursements from the Manager for professional fees.
       The effect on total return was less than one-hundredth of a percent.
(e)    The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total return was less than 0.02%, respectively.
(f)    Total return is not annualized.
(g)    The portfolio turnover rates not including mortgage dollar rolls were 86%, 55%
       and 38% for the years ended October 31, 2008, 2006 and 2005, respectively.
(h)    Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





30    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                              CLASS B
      -------------------------------------------------------



                       YEAR ENDED OCTOBER 31,

      -------------------------------------------------------
        2008       2007        2006        2005        2004
      $ 20.15    $  19.86    $  18.95    $  17.98    $  17.45
      -------    --------    --------    --------    --------
         0.18 (a)    0.21 (a)    0.11 (a)    0.07 (b)    0.04
        (5.28)       1.89        1.69 (e)    1.29        0.53
         0.01          --          --          --          --
      -------    --------    --------    --------    --------
        (5.09)       2.10        1.80        1.36        0.57
      -------    --------    --------    --------    --------

        (0.18)      (0.21)      (0.12)      (0.06)      (0.04)
        (2.27)      (1.60)      (0.77)      (0.33)         --
      -------    --------    --------    --------    --------
        (2.45)      (1.81)      (0.89)      (0.39)      (0.04)
      -------    --------    --------    --------    --------
      $ 12.61    $  20.15    $  19.86    $  18.95    $  17.98
      =======    ========    ========    ========    ========
       (28.53%)     11.37%       9.74%(d)(e) 7.66%       3.27%

         1.12%       1.06%       0.55%       0.35%(b)    0.19%
         1.99%       1.94%       1.94%       1.94%       2.05%
         2.15%       2.02%       2.09%(d)    2.06%       2.05%
          101% (g)     68%         70%(g)      77%(g)     103%
      $76,420    $156,346    $202,149    $665,908    $749,689




                                      CLASS I
----------------------------------------------------------------------------------
                                                                       JANUARY 2,
                                                                         2004**
                                                                         THROUGH
                         YEAR ENDED OCTOBER 31,                        OCTOBER 31,

      ----------------------------------------------------------------------------
          2008            2007            2006            2005            2004
         $ 20.25         $19.90          $18.98          $17.92          $17.98
         -------         ------          ------          ------          ------
            0.37 (a)       0.44 (a)        0.36 (a)        0.26 (b)        0.15
           (5.33)          1.93            1.69 (e)        1.42           (0.03)
            0.01             --              --              --              --
         -------         ------          ------          ------          ------
           (4.95)          2.37            2.05            1.68            0.12
         -------         ------          ------          ------          ------

           (0.38)         (0.42)          (0.36)          (0.29)          (0.18)
           (2.27)         (1.60)          (0.77)          (0.33)             --
         -------         ------          ------          ------          ------
           (2.65)         (2.02)          (1.13)          (0.62)          (0.18)
         -------         ------          ------          ------          ------
         $ 12.65         $20.25          $19.90          $18.98          $17.92
         =======         ======          ======          ======          ======
          (27.60%)        12.65%          11.11%(d)(e)     9.51%           0.68%(f)

            2.31%          2.23%           1.86%           1.43%(b)        1.40%++
            0.79%          0.81%           0.74%           0.86%           0.84%++
            0.97%          0.93%           0.89%(d)        0.98%           0.84%++
             101% (g)        68%             70%(g)          77%(g)         103%
         $    43         $   29          $   13          $    7          $    3




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Total Return Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on December 29, 1987. Class C shares commenced on September 1, 1998. Class I shares commenced on January 2, 2004. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The Fund invests in floating rate loans. The floating rate loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund's net asset value could go down and you could lose money.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans. As of October 31, 2008, 100% of total investments in loans were valued based on prices from such services.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of


32    MainStay Total Return Fund
purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3 (A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund held securities with a value of $2,028,328 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3 (A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the

                                                   mainstayinvestments.com    33
distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 5.)

(H) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities.

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are


34    MainStay Total Return Fund
translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(L) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans, As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(M) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6.)

(N) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.


                                                   mainstayinvestments.com    35

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.64% on assets up to $500 million, 0.60% on assets from $500 million to $1 billion and 0.575% on assets in excess of $1 billion. Prior to August 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of: 0.64% on assets up to $500 million and 0.60% on assets in excess of $500 million.

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.29%; Class A, 1.16%; Class B, 2.04%; Class C, 2.04%; and Class I, 0.79%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $3,586,587 and waived its fees in the amount of $690,571.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

             OCTOBER 31,

     2009         2010        2011         TOTAL
 $1,037,949     $575,951    $690,571    $2,304,471
--------------------------------------------------



The Fund had $177,401 of waived fees for which the recoupment period expired during the year ended October 31, 2008.

Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.19%; Class B 1.94%; Class C, 1.94% and Class I, 0.79%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

Effective August 1, 2008, the monthly fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $64,175 for the period from November 1, 2007 to July 31, 2008.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with


36    MainStay Total Return Fund
respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $10,734 and $20,056, respectively, for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $866, $157,857 and $772, respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $1,947,489.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                          $125,973    0.1%
--------------------------------------------------
Class C                                82    0.0++
--------------------------------------------------
Class I                               993    2.3
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $20,099.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

               ACCUMULATED
               CAPITAL AND       OTHER         UNREALIZED          TOTAL
 ORDINARY      OTHER GAIN      TEMPORARY      APPRECIATION      ACCUMULATED
  INCOME         (LOSS)       DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$1,354,538    $(25,034,373)     $(28,862)     $(82,912,287)    $(106,620,984)




The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sales deferrals and mark to market on forward contracts.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

   ACCUMULATED       ACCUMULATED NET
UNDISTRIBUTED NET        REALIZED       ADDITIONAL
INVESTMENT INCOME     GAIN (LOSS) ON      PAID-IN
      (LOSS)           INVESTMENTS        CAPITAL
     $219,554           $(219,744)         $190




The reclassifications for the Fund are primarily due to paydowns gain (loss), foreign currency gain (loss) and distribution redesignations.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $25,034,373 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used

                                                   mainstayinvestments.com    37
to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS      AMOUNTS
AVAILABLE THROUGH    (000'S)
       2016          $25,034




The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                     2008          2007
Distributions paid from:
  Ordinary Income             $25,007,697   $13,516,479
  Long-Term Capital Gains      60,186,672    53,968,910
-------------------------------------------------------
                              $85,194,369   $67,485,389
-------------------------------------------------------



NOTE 5--FOREIGN CURRENCY FORWARD CONTRACTS, FOREIGN CURRENCY TRANSACTIONS AND WRITTEN OPTIONS:

As of October 31, 2008, the Fund held the following foreign currency forward contracts:

                                                             CONTRACT          CONTRACT       UNREALIZED
                                                               AMOUNT            AMOUNT    APPRECIATION/
                                                            PURCHASED              SOLD   (DEPRECIATION)
Foreign Currency Buy Contracts
--------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  12/19/08                                           AUD      932,822   $       817,000        $(199,672)
--------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 1/15/09               EUR       35,609            50,700           (5,395)
--------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 1/12/09     GBP       80,645           148,000          (18,691)
--------------------------------------------------------------------------------------------------------
Japanese Yen vs. U.S. Dollar, expiring 12/8/08       JPY  129,175,440         1,204,714          108,302
--------------------------------------------------------------------------------------------------------

                                                             CONTRACT          CONTRACT
                                                               AMOUNT            AMOUNT
                                                                 SOLD         PURCHASED
Foreign Currency Sale Contracts
--------------------------------------------------------------------------------------------------------
Swiss Franc vs. U.S. Dollar, expiring 12/8/08        CHF    1,251,700   $     1,204,714          124,871
--------------------------------------------------------------------------------------------------------
Australian Dollar vs. Japanese Yen, expiring 3/5/09  AUD      253,000   JPY  14,137,640           22,253
--------------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring 11/28/08             EUR      181,200   JPY  26,219,018          (35,650)
--------------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring 2/18/09              EUR      428,000   JPY  50,251,480           31,537
--------------------------------------------------------------------------------------------------------
Japanese Yen vs. Euro, expiring 11/28/08             JPY  132,447,000   EUR     795,000          333,330
--------------------------------------------------------------------------------------------------------
Japanese Yen vs. Euro, expiring 2/18/09              JPY   81,585,720   EUR     612,000           54,176
--------------------------------------------------------------------------------------------------------
Norwegian Krone vs. Japanese Yen, expiring 2/26/09   NOK      672,000   JPY   8,982,960            7,376
--------------------------------------------------------------------------------------------------------
Pound Sterling vs. Canadian Dollar, expiring 1/9/09  GBP       73,256   CAD     138,000            2,952
--------------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen, expiring 12/8/08       CHF      224,000   JPY  21,106,400          (21,293)
--------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency forward
  contracts                                                                                    $ 404,096
--------------------------------------------------------------------------------------------------------






38    MainStay Total Return Fund

As of October 31, 2008, the Fund held the following foreign currency:

              CURRENCY                     COST       VALUE
Australian Dollar    AUD     71,962    $ 60,840    $ 47,823
Canadian Dollar      CAD     81,177      68,041      67,350
Danish Krone         DKK     21,284       4,172       3,643
Euro                 EUR      2,696       3,439       3,436
Hong Kong Dollar     HKD    620,114      79,936      80,014
Japanese Yen         JPY  1,490,610      15,523      15,132
Norwegian Krone      NOK    253,061      49,687      37,572
Pound Sterling       GBP     60,676      98,670      97,649
Singapore Dollar     SGD      3,740       2,483       2,522
Swedish Krona        SEK    332,534      42,875      42,852
Swiss Franc          CHF     48,136      42,515      41,507
-----------------------------------------------------------
                                       $468,181    $439,500
-----------------------------------------------------------





During the year ended October 31, 2008, the Fund had the following transactions in written options:

                               NUMBER OF
                               CONTRACTS     PREMIUM
Options Outstanding at
  October 31, 2007                    --   $      --
----------------------------------------------------
Options--Written                     783     349,200
----------------------------------------------------
Options--Expired                      --          --
----------------------------------------------------
Options--Canceled in closing
  transactions                      (783)   (349,200)
----------------------------------------------------
Options Outstanding at
  October 31, 2008                    --   $      --
----------------------------------------------------



NOTE 6--RESTRICTED SECURITIES:

                                              DATE OF                       10/31/08   PERCENTAGE OF
SECURITY                                  ACQUISITION   SHARES       COST      VALUE      NET ASSETS
QuadraMed Corp. Convertible Preferred
  Stock                                       6/16/04   10,700   $267,500   $140,063             0.0%++

 ---------------------------------------------------------------------------------------------------




++ Less than one-tenth of a percent.

NOTE 7--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 8--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of U.S. Government securities were $181,769 and $216,183, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $371,940 and $430,222, respectively.

NOTE 10--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                      812,726   $ 13,346,743
Shares issued to
  shareholders in
  reinvestment of dividends
  and
  distributions                   98,985      1,524,092
Shares redeemed               (1,186,163)   (18,231,948)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (274,452)    (3,361,113)
Shares converted into
  Investor Class (See Note
  1)                          11,508,599    182,668,353
Shares converted from
  Investor Class (See Note
  1)                            (351,125)    (5,287,886)
                              -------------------------
Net increase                  10,883,022   $174,019,354
                              =========================



(a) Investor Class shares were first offered on February 28, 2008.



                                                   mainstayinvestments.com    39

 CLASS A                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                      817,366   $  13,368,766
Shares issued to
  shareholders in
  reinvestment of dividends
  and
  distributions                3,641,886      63,129,156
Shares redeemed               (5,860,026)    (94,803,883)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,400,774)    (18,305,961)
Shares converted into Class
  A (See Note 1)               1,366,368      22,037,642
Shares converted from Class
  A (See Note 1)             (11,009,287)   (174,764,780)
                             ---------------------------
Net decrease                 (11,043,693)  $(171,033,099)
                             ===========================

Year ended October 31,
  2007:
Shares sold                      820,263   $  15,818,329
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,566,079      48,055,464
Shares redeemed               (4,956,687)    (95,704,452)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,570,345)    (31,830,659)
Shares converted from Class
  B (See Note 1)               2,021,778      38,755,220
                             ---------------------------
Net increase                     451,433   $   6,924,561
                             ===========================

 CLASS B                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                      494,833   $   8,022,766
Shares issued to
  shareholders in
  reinvestment of dividends
  and
  distributions                1,053,710      18,349,323
Shares redeemed               (1,737,249)    (27,903,471)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (188,706)     (1,531,382)
Shares converted from Class
  B (See Note 1)              (1,511,398)    (24,653,329)
                             ---------------------------
Net decrease                  (1,700,104)  $ (26,184,711)
                             ===========================

Year ended October 31,
  2007:
Shares sold                      559,086   $  10,809,947
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              943,338      17,643,888
Shares redeemed               (1,904,345)    (36,824,730)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (401,921)     (8,370,895)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                (2,016,319)    (38,755,220)
                             ---------------------------
Net decrease                  (2,418,240)  $ (47,126,115)
                             ===========================

 CLASS C                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                       17,357   $     287,090
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               19,392         337,256
Shares redeemed                  (60,742)       (954,093)
                             ---------------------------
Net decrease                     (23,993)  $    (329,747)
                             ===========================

Year ended October 31,
  2007:
Shares sold                       25,914   $     495,391
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               14,863         277,770
Shares redeemed                  (52,724)     (1,027,026)
                             ---------------------------
Net decrease                     (11,947)  $    (253,865)
                             ===========================

 CLASS I                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                        1,948   $      30,806
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  237           4,049
Shares redeemed                     (174)         (2,705)
                             ---------------------------
Net increase                       2,011   $      32,150
                             ===========================

Year ended October 31,
  2007:
Shares sold                        1,119   $      22,464
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   37             711
Shares redeemed                     (371)         (7,505)
                             ---------------------------
Net increase                         785   $      15,670
                             ===========================



NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to


40    MainStay Total Return Fund
develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Total Return Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Total Return Fund of The MainStay Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008



42    MainStay Total Return Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay Total Return Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The

                                                   mainstayinvestments.com    43

Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other


44    MainStay Total Return Fund
profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreements for one year.


                                                   mainstayinvestments.com    45

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long term capital gain distributions of $60,186,672.

For the fiscal year ended October 31, 2008, the Fund designates approximately $4,630,817 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 25.3% to arrive at the amount eligible for qualified interest income and 29.8% for the corporate dividends received deduction.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE



The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).



46    MainStay Total Return Fund

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST                                        COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Trustee since   Managers and President and                   since September 2008 (3
9/24/60    September       Chief Executive Officer                      funds); Director, Eclipse
           2008            (since April 2008) of New                    Funds Inc. since September
                           York Life Investment                         2008, (22 funds); Director,
                           Management LLC and New York                  ICAP Funds, Inc., since
                           Life Investment Management                   September 2008 (4 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                   mainstayinvestments.com    47

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Trustee since   Capital Management;                         since 2007 (3 funds);
JR.        2007            President--Shields/Alli-                    Director, Eclipse Funds
11/16/46                   ance, Alliance Capital                      Inc. since 2007 (22
                           Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------






48    MainStay Total Return Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.



           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    49

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------






50    MainStay Total Return Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com
                                                              The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A014607         (RECYCLE LOGO)            MS308-08           MSTR11-12/08
                                                                          14

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 VALUE FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 VALUE FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            29
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  30
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             34
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        34
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       34
---------------------------------------------

TRUSTEES AND OFFICERS                      35

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE       FIVE         TEN
TOTAL RETURNS            YEAR     YEARS(1)    YEARS(1)
------------------------------------------------------
With sales charges      (38.53%)    (0.11%)     0.77%
Excluding sales
  charges               (34.96)      1.03       1.34




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                    ONE       FIVE         TEN
TOTAL RETURNS                    YEAR     YEARS(1)    YEARS(1)
--------------------------------------------------------------
With sales charges              (38.58%)    (0.13%)     0.76%
Excluding sales charges         (35.00)      1.01       1.33




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE       FIVE         TEN
TOTAL RETURNS            YEAR     YEARS(1)    YEARS(1)
------------------------------------------------------
With sales charges      (38.43%)    (0.08%)     0.56%
Excluding sales
  charges               (35.55)      0.24       0.56




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)


1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees.

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE       FIVE         TEN
TOTAL RETURNS            YEAR     YEARS(1)    YEARS(1)
------------------------------------------------------
With sales charges      (36.10%)    0.24%       0.56%
Excluding sales
  charges               (35.52)     0.24        0.56




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL
TOTAL         ONE       FIVE         TEN
RETURNS      YEAR     YEARS(1)    YEARS(1)
------------------------------------------
            (34.73%)    1.39%       1.62%




                                                            (PERFORMANCE GRAPH)



CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE       FIVE         TEN
TOTAL RETURNS            YEAR     YEARS(1)    YEARS(1)
------------------------------------------------------
                        (34.76%)    1.31%       1.54%




                                                            (PERFORMANCE GRAPH)


   The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been 1.00% for Class A, 0.16% for Class B, 0.22% for Class C, 1.39% for Class I, 1.30% for Class R1 and 1.02% for Class R2 for the five-year period ended October 31, 2008, and 1.32% for Class A, 0.52% for Class B, 0.55% for Class C, 1.62% for Class I, 1.53% for Class R1 and 1.27% for Class R2 for the ten-year period then ended. Investor Class shares were not affected because the reimbursement occurred prior to the launch of the share class.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I, R1 and R2 shares might have been lower.

THE FOOTNOTES ON THE PRECEDING PAGE AND ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Value Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      ONE       FIVE         TEN
TOTAL RETURNS      YEAR     YEARS(1)    YEARS(1)
------------------------------------------------
                  (34.96%)    1.03%       1.28%




                                                            (PERFORMANCE GRAPH)




 BENCHMARK PERFORMANCE                      ONE      FIVE     TEN
                                           YEAR     YEARS    YEARS
------------------------------------------------------------------------
Russell 1000(R) Value Index(4)            (36.80%)   1.90%    2.79%
Average Lipper large-cap value fund(5)    (37.28)    0.52     1.70



4. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 1000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VALUE FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $719.30         $5.49          $1,018.80         $ 6.44
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $720.00         $4.97          $1,019.40         $ 5.84
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $716.70         $8.72          $1,015.00         $10.23
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $716.70         $8.72          $1,015.00         $10.23
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $721.40         $3.07          $1,021.60         $ 3.61
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00        $721.20         $3.46          $1,021.10         $ 4.06
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00        $720.10         $4.54          $1,019.90         $ 5.33
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.27% for Investor Class, 1.15% for Class A, 2.02% for Class B and Class C, 0.71% for Class I, 0.80% for Class R1 and 1.05% for Class R2) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.



8    MainStay Value Fund

 INDUSTRY COMPOSITION AS OF OCTOBER 31, 2008



Diversified Financial Services         10.2%
Pharmaceuticals                         9.8
Oil, Gas & Consumable Fuels             8.7
Diversified Telecommunication
  Services                              7.5
Food & Staples Retailing                5.6
Commercial Banks                        5.2
Aerospace & Defense                     3.9
Specialty Retail                        3.9
Computers & Peripherals                 3.6
Electric Utilities                      3.5
Energy Equipment & Services             3.3
Media                                   3.1
Capital Markets                         2.9
Food Products                           2.8
Industrial Conglomerates                2.7
Household Products                      2.2
Multiline Retail                        2.1
Semiconductors & Semiconductor
  Equipment                             1.8
Metals & Mining                         1.6
Software                                1.6
Chemicals                               1.4
Air Freight & Logistics                 1.2
Communications Equipment                1.2
Electrical Equipment                    1.2
Health Care Providers & Services        1.2
Insurance                               0.5
Exchange Traded Funds                   2.2
Short-Term Investment                   7.1
Liabilities in Excess of Cash and
  Other Assets                         (2.0)
                                      -----
                                      100.0%
                                      =====





See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  JPMorgan Chase & Co.
    2.  AT&T, Inc.
    3.  Bank of America Corp.
    4.  Verizon Communications, Inc.
    5.  Johnson & Johnson
    6.  ExxonMobil Corp.
    7.  CVS Caremark Corp.
    8.  Pfizer, Inc.
    9.  Kimberly-Clark Corp.
   10.  Chevron Corp.






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER RICHARD A. ROSEN, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY VALUE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Value Fund returned -34.96% for Investor Class shares,(1) -35.00% for Class A shares, -35.55% for Class B shares and -35.52% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -34.73%, Class R1 shares returned -34.76% and Class R2 shares returned -34.96%. All share classes outperformed the -37.28% return of the average Lipper(2) large-cap value fund and the -36.80% return of the Russell 1000(R) Value Index(3) for the 12 months ended October 31, 2008. The Russell 1000(R) Value Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE RELATIVE TO THE RUSSELL 1000(R) VALUE INDEX DURING THE REPORTING PERIOD?

Good relative performance in the consumer discretionary and consumer staples sectors offset weaker results in the energy and health care sectors. Most of the Fund's holdings in the financials sector were significantly lower, but an underweighted position in the sector helped the Fund's relative performance.

WHICH FUND HOLDINGS WERE THE STRONGEST CONTRIBUTORS DURING THE REPORTING PERIOD?

Even in a broadly declining market, some sectors and securities performed relatively well. Several of the Fund's consumer-related holdings outperformed during the reporting period. Discount retailer Wal-Mart Stores gained ground, as consumer interest in lower-priced goods increased. General Mills also moved higher, as earnings increased and investors rewarded the staple nature of the company's products. Although specialty retailer TJX and supermarket chain Kroger both closed the reporting period slightly lower than where they began, both were strong performers on a relative basis.

While most holdings within the financials sector moved significantly lower during the reporting period, a few managed to perform well relative to the Russell 1000(R) Value Index. These included Wells Fargo & Co., which advanced during the reporting period, and PNC Financial Services Group, which declined only slightly. Also, having an underweighted position relative to the Russell 1000(R) Value Index in the financials sector helped the Fund's relative performance.

Health care stocks performed reasonably well as investors gravitated to the traditionally defensive sector. The Fund's strongest health care holding in absolute terms was generic drug manufacturer Barr Pharmaceuticals, which advanced sharply on an acquisition offer from rival Teva Pharmaceutical. We sold the Fund's position in Barr Pharmaceuticals in August after the deal was announced.

WHICH POSITIONS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING
PERIOD?

Although we avoided many of the disasters in the financials sector, most of the Fund's financial holdings were hard hit during the reporting period. Property & casualty insurer Hartford Financial Services Group faced liquidity worries, and the value of the company's shares plummeted before we sold them in late October. Fortunately, our sales occurred above the stock's closing price at the end of the reporting period. Life and mortgage insurer Genworth Financial was also down dramatically during the reporting period, but we limited the negative impact on Fund performance by selling the Fund's entire position in the stock. Fund holdings in Citigroup, Bank of America and Goldman Sachs Group also lost significant value during the reporting period.

The Fund's energy and materials holdings were generally poor performers. The share price of Freeport-McMoRan Copper & Gold fell precipitously as copper prices declined. Energy companies Suncor Energy and Baker Hughes suffered as crude oil prices softened. We reduced the Fund's positions in Suncor Energy and other energy holdings. Even so, we maintained select positions in energy and materials companies that were generating solid cash flow and maintaining attractive prices by historical standards.


The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the perfor-mance shown for Investor Class shares might have been lower.
2. See footnote on page 7 for more information about Lipper Inc.
3. See footnote on page 7 for more information on the Russell 1000(R) Value
   Index.


10    MainStay Value Fund

Health care insurer Coventry Health Care detracted from the Fund's performance throughout much of the reporting period. We sold the stock in October, after the company announced disappointing results and shrinking margins.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2008, the Fund was overweight relative to the Russell 1000(R) Value Index in the consumer discretionary, consumer staples, information technology, telecommunication services and industrials sectors. On the same date, the Fund was underweight in the financials, energy and utilities sectors. The Fund's weightings were roughly neutral to the Index in health care and materials.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                          SHARES           VALUE
COMMON STOCKS 92.7%+
----------------------------------------------------------------

AEROSPACE & DEFENSE 3.9%

Honeywell International, Inc.            197,500   $   6,013,874
Northrop Grumman Corp.                    70,900       3,324,501
United Technologies Corp.                112,300       6,172,008
                                                   -------------
                                                      15,510,383
                                                   -------------

AIR FREIGHT & LOGISTICS 1.2%
FedEx Corp.                               71,800       4,693,566
                                                   -------------


CAPITAL MARKETS 2.9%
Bank of New York Mellon Corp.
  (The)                                  155,178       5,058,803
Goldman Sachs Group, Inc.
  (The)                                   54,030       4,997,775
Merrill Lynch & Co., Inc.                 76,800       1,427,712
                                                   -------------
                                                      11,484,290
                                                   -------------

CHEMICALS 1.4%
E.I. du Pont de Nemours & Co.            173,900       5,564,800
                                                   -------------


COMMERCIAL BANKS 5.2%
PNC Financial Services Group,
  Inc.                                    93,300       6,220,311
U.S. Bancorp                             217,200       6,474,732
Wells Fargo & Co.                        237,300       8,080,065
                                                   -------------
                                                      20,775,108
                                                   -------------

COMMUNICATIONS EQUIPMENT 1.2%
Nokia OYJ, Sponsored ADR (a)             299,500       4,546,410
                                                   -------------


COMPUTERS & PERIPHERALS 3.6%
Hewlett-Packard Co.                      209,700       8,027,316
International Business
  Machines Corp.                          65,200       6,061,644
                                                   -------------
                                                      14,088,960
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 10.2%
V  Bank of America Corp.                 642,926      15,539,521
Citigroup, Inc.                          479,066       6,539,251
V  JPMorgan Chase & Co.                  448,992      18,520,920
                                                   -------------
                                                      40,599,692
                                                   -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 7.5%
V  AT&T, Inc.                            598,400      16,019,168
V  Verizon Communications,
  Inc.                                   461,100      13,680,837
                                                   -------------
                                                      29,700,005
                                                   -------------

ELECTRIC UTILITIES 3.5%
Duke Energy Corp.                        454,500       7,444,710
FirstEnergy Corp.                        125,700       6,556,512
                                                   -------------
                                                      14,001,222
                                                   -------------

ELECTRICAL EQUIPMENT 1.2%
Rockwell Automation, Inc.                168,400       4,659,628
                                                   -------------


ENERGY EQUIPMENT & SERVICES 3.3%
Baker Hughes, Inc.                       139,200       4,865,040
Diamond Offshore Drilling,
  Inc.                                    52,300       4,644,240
Transocean, Inc. (b)                      44,843       3,691,924
                                                   -------------
                                                      13,201,204
                                                   -------------

FOOD & STAPLES RETAILING 5.6%
V  CVS Caremark Corp.                    298,000       9,133,700
Kroger Co. (The)                         260,900       7,164,314
Wal-Mart Stores, Inc.                    108,700       6,066,547
                                                   -------------
                                                      22,364,561
                                                   -------------

FOOD PRODUCTS 2.8%
ConAgra Foods, Inc.                      301,300       5,248,646
General Mills, Inc.                       83,600       5,663,064
                                                   -------------
                                                      10,911,710
                                                   -------------

HEALTH CARE PROVIDERS & SERVICES 1.2%
Cardinal Health, Inc.                    121,200       4,629,840
                                                   -------------


HOUSEHOLD PRODUCTS 2.2%
V  Kimberly-Clark Corp.                  145,000       8,887,050
                                                   -------------


INDUSTRIAL CONGLOMERATES 2.7%
3M Co.                                   108,600       6,982,980
General Electric Co.                     186,900       3,646,419
                                                   -------------
                                                      10,629,399
                                                   -------------

INSURANCE 0.5%
Prudential Financial, Inc.                69,100       2,073,000
                                                   -------------


MEDIA 3.1%
Cablevision Systems Corp.
  Class A                                235,000       4,166,550
Walt Disney Co. (The)                    307,900       7,974,610
                                                   -------------
                                                      12,141,160
                                                   -------------

METALS & MINING 1.6%
Freeport-McMoRan Copper &
  Gold, Inc. Class B                     126,300       3,675,330
Nucor Corp.                               70,000       2,835,700
                                                   -------------
                                                       6,511,030
                                                   -------------

MULTILINE RETAIL 2.1%
Kohl's Corp. (b)                          71,700       2,518,821
Target Corp.                             141,300       5,668,956
                                                   -------------
                                                       8,187,777
                                                   -------------

OIL, GAS & CONSUMABLE FUELS 8.7%
V  Chevron Corp.                         117,004       8,728,499
ConocoPhillips                           116,300       6,049,926
V  ExxonMobil Corp.                      164,100      12,163,092
Hess Corp.                                90,200       5,430,942
Suncor Energy, Inc.                       86,500       2,069,080
                                                   -------------
                                                      34,441,539
                                                   -------------

PHARMACEUTICALS 9.8%
V  Johnson & Johnson                     216,400      13,273,976
V  Pfizer, Inc.                          514,000       9,102,940


 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.


12    MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
PHARMACEUTICALS (CONTINUED)
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (a)                                191,000   $   8,190,080
Wyeth                                    258,300       8,312,094
                                                   -------------
                                                      38,879,090
                                                   -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.8%
Intel Corp.                              433,300       6,932,800
                                                   -------------


SOFTWARE 1.6%
Microsoft Corp.                          292,000       6,520,360
                                                   -------------


SPECIALTY RETAIL 3.9%
Home Depot, Inc. (The)                   227,100       5,357,289
Lowe's Cos., Inc.                        291,300       6,321,210
TJX Cos., Inc.                           147,900       3,957,804
                                                   -------------
                                                      15,636,303
                                                   -------------

Total Common Stocks
  (Cost $431,788,670)                                367,570,887
                                                   -------------


EXCHANGE TRADED FUNDS 2.2% (C)
----------------------------------------------------------------

iShares Russell 1000 Value
  Index Fund                             131,800       6,990,672
Market Vectors Agribusiness
  ETF (b)                                 70,900       1,912,173
                                                   -------------
Total Exchange Traded Funds
  (Cost $10,946,262)                                   8,902,845
                                                   -------------


                                       PRINCIPAL
                                          AMOUNT
SHORT-TERM INVESTMENT 7.1%
----------------------------------------------------------------


REPURCHASE AGREEMENT 7.1%

State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $28,097,501 (Collateralized
  by a Federal Home Loan Bank
  Security with a rate of
  2.67% and a maturity date
  of 3/4/09, with a Principal
  Amount of $28,590,000 and a
  Market Value of
  $28,661,475)                       $28,097,267      28,097,267
                                                   -------------

Total Short-Term Investment
  (Cost $28,097,267)                                  28,097,267
                                                   -------------
Total Investments
  (Cost $470,832,199) (d)                  102.0%    404,570,999
Liabilities in Excess of
  Cash and Other Assets                     (2.0)     (8,043,496)
                                           -----    ------------
Net Assets                                 100.0%  $ 396,527,503
                                           =====    ============





(a)  ADR--American Depositary Receipt.
(b)  Non-income producing security.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  At October 31, 2008, cost is $472,673,054
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized appreciation   $ 19,036,283
     Gross unrealized depreciation    (87,138,338)
                                     ------------
     Net unrealized depreciation     $(68,102,055)
                                     ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $470,832,199)     $404,570,999
Receivables:
  Investment securities sold            2,318,213
  Dividends and interest                  869,163
  Fund shares sold                         58,522
Other assets                               46,843
                                     ------------
     Total assets                     407,863,740
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased      10,323,542
  Transfer agent (See Note 3)             279,657
  Fund shares redeemed                    260,419
  Manager (See Note 3)                    173,609
  NYLIFE Distributors (See Note 3)        128,789
  Shareholder communication               103,433
  Professional fees                        44,242
  Custodian                                14,851
  Trustees                                  1,427
Accrued expenses                            6,268
                                     ------------
     Total liabilities                 11,336,237
                                     ------------
Net assets                           $396,527,503
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    296,157
Additional paid-in capital            480,488,927
                                     ------------
                                      480,785,084
Accumulated undistributed net
  investment income                     5,323,313
Accumulated net realized loss on
  investments, written options and
  foreign currency transactions       (23,319,694)
Net unrealized depreciation on
  investments                         (66,261,200)
                                     ------------
Net assets                           $396,527,503
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $121,211,915
                                     ============
Shares of beneficial interest
  outstanding                           9,026,026
                                     ============
Net asset value per share
  outstanding                        $      13.43
Maximum sales charge (5.50% of
  offering price)                            0.78
                                     ------------
Maximum offering price per share
  outstanding                        $      14.21
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $168,581,631
                                     ============
Shares of beneficial interest
  outstanding                          12,569,416
                                     ============
Net asset value per share
  outstanding                        $      13.41
Maximum sales charge (5.50% of
  offering price)                            0.78
                                     ------------
Maximum offering price per share
  outstanding                        $      14.19
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 71,476,692
                                     ============
Shares of beneficial interest
  outstanding                           5,405,376
                                     ============
Net asset value and offering price
  per share outstanding              $      13.22
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  6,067,892
                                     ============
Shares of beneficial interest
  outstanding                             458,807
                                     ============
Net asset value and offering price
  per share outstanding              $      13.23
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 29,162,562
                                     ============
Shares of beneficial interest
  outstanding                           2,154,055
                                     ============
Net asset value and offering price
  per share outstanding              $      13.54
                                     ============
CLASS R1
Net assets applicable to
  outstanding shares                 $        985
                                     ============
Shares of beneficial interest
  outstanding                                  73
                                     ============
Net asset value and offering price
  per share outstanding              $      13.57
                                     ============
CLASS R2
Net assets applicable to
  outstanding shares                 $     25,826
                                     ============
Shares of beneficial interest
  outstanding                               1,916
                                     ============
Net asset value and offering price
  per share outstanding              $      13.48
                                     ============






14    MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  13,258,223
  Interest                                 360,129
  Income from securities
     loaned--net                           137,046
                                     -------------
     Total income                       13,755,398
                                     -------------
EXPENSES:
  Manager (See Note 3)                   3,611,732
  Transfer agent--Investor Class
     (See Note 3)                          397,565
  Transfer agent--Class A (See Note
     3)                                    827,452
  Transfer agent--Classes B and C
     (See Note 3)                          458,267
  Transfer agent --Classes I, R1
     and R2 (See Note 3)                     1,385
  Distribution/Service--Investor
     Class (See Note 3)                    228,297
  Distribution/Service--Class A
     (See Note 3)                          821,448
  Service--Class B (See Note 3)            286,638
  Service--Class C (See Note 3)             23,465
  Distribution/Service--Class R2
     (See Note 3)                               27
  Distribution--Class B (See Note
     3)                                    859,914
  Distribution--Class C (See Note
     3)                                     70,395
  Shareholder communication                156,347
  Professional fees                         95,688
  Registration                              85,406
  Recordkeeping (b)                         63,128
  Trustees                                  18,173
  Custodian                                 17,805
  Shareholder service--Class R1
     (See Note 3)                                1
  Shareholder service--Class R2
     (See Note 3)                               11
  Miscellaneous                             34,234
                                     -------------
     Total expenses before waiver        8,057,378
  Expense waiver from Manager (See
     Note 3)                              (631,762)
                                     -------------
     Net expenses                        7,425,616
                                     -------------
Net investment income                    6,329,782
                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions              $ (22,489,345)
  Written option transactions              290,885
  Foreign currency transactions                199
                                     -------------
Net realized loss on investments,
  written options and foreign
  currency transactions                (22,198,261)
                                     -------------
Net change in unrealized
  appreciation on investments         (202,803,052)
                                     -------------
Net realized and unrealized loss on
  investments, written options and
  foreign currency transactions       (225,001,313)
                                     -------------
Net decrease in net assets
  resulting from operations          $(218,671,531)
                                     =============



(a) Dividends recorded net of foreign withholding taxes in the amount of $33,346.

(b) Effective August 1, 2008, the pricing and recordkeeping services fee is included in the Manager fee.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008            2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income        $   6,329,782   $   7,288,750
 Net realized gain (loss)
  on investments, written
  options and foreign
  currency transactions         (22,198,261)     70,259,285
 Net change in unrealized
  appreciation on
  investments                  (202,803,052)     10,585,895
                              -----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                   (218,671,531)     88,133,930
                              -----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Class A                      (3,992,924)     (3,604,019)
    Class B                        (323,082)       (491,067)
    Class C                         (25,973)        (35,302)
    Class I                            (648)       (241,911)
    Class R1                             --             (12)
    Class R2                             --        (100,317)
                              -----------------------------
                                 (4,342,627)     (4,472,628)
                              -----------------------------
 From net realized gain on
  investments:
    Class A                     (52,313,598)    (55,415,823)
    Class B                     (15,626,249)    (20,801,027)
    Class C                      (1,242,018)     (1,456,684)
    Class I                         (15,209)     (2,289,339)
    Class R1                           (151)           (146)
    Class R2                         (1,090)     (1,418,228)
                              -----------------------------
                                (69,198,315)    (81,381,247)
                              -----------------------------
 Total dividends and
  distributions to
  shareholders                  (73,540,942)    (85,853,875)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         71,692,332      52,364,803
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              70,886,486      82,670,949
 Cost of shares redeemed       (154,472,103)   (188,175,701)
                              -----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (11,893,285)    (53,139,949)
                              -----------------------------
    Net decrease in net
     assets                    (304,105,758)    (50,859,894)

NET ASSETS:
Beginning of year               700,633,261     751,493,155
                              -----------------------------
End of year                   $ 396,527,503   $ 700,633,261
                              =============================
Accumulated undistributed
 net investment income at
 end of year                  $   5,323,313   $   3,430,834
                              =============================






16    MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank


                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                              CLASS A
                            --------------    -----------------------------------------------------------
                             FEBRUARY 28,
                                2008**
                                THROUGH
                              OCTOBER 31,                        YEAR ENDED OCTOBER 31,

                            -----------------------------------------------------------------------------
                                 2008           2008        2007        2006            2005       2004
Net asset value at
  beginning of period          $  18.50       $  23.23    $  23.27    $  20.09        $  18.39   $  16.56
                               --------       --------    --------    --------        --------   --------
Net investment income (a)          0.16           0.24        0.26        0.24            0.16       0.14
Net realized and
  unrealized gain (loss)
  on investments                  (5.23)         (7.57)       2.39        3.21 (d)        1.70       1.74
                               --------       --------    --------    --------        --------   --------
Total from investment
  operations                      (5.07)         (7.33)       2.65        3.45            1.86       1.88
                               --------       --------    --------    --------        --------   --------
Less dividends and
  distributions:
  From net investment
     income                          --          (0.16)      (0.15)      (0.25)          (0.16)     (0.05)
  From net realized gain
     on investments                  --          (2.33)      (2.54)      (0.02)             --         --
                               --------       --------    --------    --------        --------   --------
Total dividends and
  distributions                      --          (2.49)      (2.69)      (0.27)          (0.16)     (0.05)
                               --------       --------    --------    --------        --------   --------
Net asset value at end of
  period                       $  13.43       $  13.41    $  23.23    $  23.27        $  20.09   $  18.39
                               ========       ========    ========    ========        ========   ========
Total investment return
  (b)(f)                         (27.41%)(e)    (35.00%)     12.46%      17.30%(c)(d)    10.13%     11.36%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            1.43%++        1.32%       1.13%       1.11%           0.82%      0.77%
  Net expenses                     1.27%++        1.16%       1.17%       1.17%           1.21%      1.30%
  Expenses (before
     waiver/reimbursement)         1.45%++        1.25%       1.21%       1.30%(c)        1.28%      1.30%
Portfolio turnover rate              57%            57%         50%         48%             43%        53%
Net assets at end of
  period (in 000's)            $121,212       $168,582    $531,440    $514,015        $128,918   $118,818




                                                  CLASS C
                            --------------------------------------------------



                                          YEAR ENDED OCTOBER 31,

                            --------------------------------------------------
                              2008       2007       2006       2005      2004
Net asset value at
  beginning of period       $ 22.99    $ 23.12    $ 19.96    $ 18.28    $16.55
                            -------    -------    -------    -------    ------
Net investment income (a)      0.10       0.09       0.07       0.02      0.00++
Net realized and
  unrealized gain (loss)
  on investments              (7.49)      2.38       3.20 (d)   1.67      1.75
                            -------    -------    -------    -------    ------
Total from investment
  operations                  (7.39)      2.47       3.27       1.69      1.75
                            -------    -------    -------    -------    ------
Less dividends and
  distributions:
  From net investment
     income                   (0.04)     (0.06)     (0.09)     (0.01)    (0.02)
  From net realized gain
     on investments           (2.33)     (2.54)     (0.02)        --        --
                            -------    -------    -------    -------    ------
Total dividends and
  distributions               (2.37)     (2.60)     (0.11)     (0.01)    (0.02)
                            -------    -------    -------    -------    ------
Net asset value at end of
  period                    $ 13.23    $ 22.99    $ 23.12    $ 19.96    $18.28
                            =======    =======    =======    =======    ======
Total investment return
  (b)(f)                     (35.52%)    11.61%     16.44%(c)(d)9.27%    10.56%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income        0.55%      0.38%      0.34%      0.07%     0.02%
  Net expenses                 1.97%      1.92%      1.92%      1.96%     2.05%
  Expenses (before
     waiver/reimbursement)     2.12%      1.96%      2.05%(c)   2.03%     2.05%
Portfolio turnover rate          57%        50%        48%        43%       53%
Net assets at end of
  period (in 000's)         $ 6,068    $12,475    $13,381    $13,555    $4,418




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumed the reinvestments of dividends and distributions. Class I, Class R1 and Class R2 shares are not subject to sales charges.
(c)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.01 per share on net realized gains on investments and the effect on total investment return was 0.05%, respectively.
(e)  Total return is not annualized.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





18    MainStay Value Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                           CLASS B
              ------------------------------------------------------------------------------------------------



                                            YEAR ENDED OCTOBER 31,

              ------------------------------------------------------------------------------------------------
                    2008                 2007                  2006               2005               2004
                  $ 22.99              $  23.12              $  19.96           $  18.28           $  16.55
                  -------              --------              --------           --------           --------
                     0.10                  0.09                  0.06               0.01               0.00++
                    (7.50)                 2.38                  3.21 (d)           1.68               1.75
                  -------              --------              --------           --------           --------
                    (7.40)                 2.47                  3.27               1.69               1.75
                  -------              --------              --------           --------           --------

                    (0.04)                (0.06)                (0.09)             (0.01)             (0.02)
                    (2.33)                (2.54)                (0.02)                --                 --
                  -------              --------              --------           --------           --------
                    (2.37)                (2.60)                (0.11)             (0.01)             (0.02)
                  -------              --------              --------           --------           --------
                  $ 13.22              $  22.99              $  23.12           $  19.96           $  18.28
                  =======              ========              ========           ========           ========
                   (35.55%)               11.66%(e)             16.44%(c)(d)        9.27%             10.56%

                     0.55%                 0.39%                 0.30%              0.07%              0.02%
                     1.97%                 1.92%                 1.92%              1.96%              2.05%
                     2.12%                 1.96%                 2.05%(c)           2.03%              2.05%
                       57%                   50%                   48%                43%                53%
                  $71,477              $156,553              $191,086           $560,139           $563,838




                                                    CLASS I
--------------------------------------------------------------------------------------------------------------
                                                                                                  JANUARY 2,
                                                                                                    2004**
                                                                                                   THROUGH
                                   YEAR ENDED OCTOBER 31,                                        OCTOBER 31,

              ------------------------------------------------------------------------------------------------
                    2008                 2007                  2006               2005               2004
                  $ 23.26               $23.24               $ 20.06             $18.43             $17.86
                  -------               ------               -------             ------             ------
                     0.41                 0.35                  0.32               0.21               0.09
                    (7.71)                2.41                  3.21(d)            1.69               0.48
                  -------               ------               -------             ------             ------
                    (7.30)                2.76                  3.53               1.90               0.57
                  -------               ------               -------             ------             ------

                    (0.09)               (0.20)                (0.33)             (0.27)                --
                    (2.33)               (2.54)                (0.02)                --                 --
                  -------               ------               -------             ------             ------
                    (2.42)               (2.74)                (0.35)             (0.27)                --
                  -------               ------               -------             ------             ------
                  $ 13.54               $23.26               $ 23.24             $20.06             $18.43
                  =======               ======               =======             ======             ======
                   (34.73%)              13.00%                17.78%(c)(d)       10.36%              3.19%(e)

                     3.12%                1.54%                 1.44%              1.13%              1.11%++
                     0.71%                0.70%                 0.75%              0.90%              0.96%++
                     0.94%                0.75%                 0.88%(c)           0.97%              0.96%++
                       57%                  50%                   48%                43%                53%
                  $29,163               $  152               $19,671             $    1             $    1





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                        CLASS R1
                                      -----------------------------------------------------------------------------
                                                                                                        JANUARY 2,
                                                                                                          2004**
                                                                                                          THROUGH
                                                          YEAR ENDED OCTOBER 31,                        OCTOBER 31,

                                      -----------------------------------------------------------------------------
                                        2008              2007              2006              2005         2004
Net asset value at
  beginning of period                 $ 23.24            $23.23            $20.05            $18.42       $17.86
                                      -------            ------            ------            ------       ------
Net investment income (a)                0.32              0.34              0.31              0.21         0.07
Net realized and
  unrealized gain (loss)
  on investments                        (7.66)             2.40              3.20 (d)          1.69         0.49
                                      -------            ------            ------            ------       ------
Total from investment
  operations                            (7.34)             2.74              3.51              1.90         0.56
                                      -------            ------            ------            ------       ------
Less dividends and
  distributions:
  From net investment
     income                                --             (0.19)            (0.31)            (0.27)          --
  From net realized gain
     on investments                     (2.33)            (2.54)            (0.02)               --           --
                                      -------            ------            ------            ------       ------
Total dividends and
  distributions                         (2.33)            (2.73)            (0.33)            (0.27)          --
                                      -------            ------            ------            ------       ------
Net asset value at end of
  period                              $ 13.57            $23.24            $23.23            $20.05       $18.42
                                      =======            ======            ======            ======       ======
Total investment return
  (b)(f)                               (34.76%)           12.89%            17.67%(c)(d)      10.31%        3.14%(e)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income                  1.71%             1.48%             1.43%             1.03%        1.01%++
  Net expenses                           0.81%             0.81%             0.85%             1.00%        1.06%++
  Expenses (before
     waiver/reimbursement)               0.96%             0.86%             0.98%(c)          1.07%        1.06%++
Portfolio turnover rate                    57%               50%               48%               43%          53%
Net assets at end of
  period (in 000's)                   $     1            $    2            $    1            $    1       $    1




**   Commencement of operations
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumed the reinvestments of dividends and distributions. Class I, Class R1 and Class R2 shares are not subject to sales charges.
(c)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.01 per share on net realized gains on investments and the effect on total investment return was 0.05%, respectively.
(e)  Total return is not annualized.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





20    MainStay Value Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       CLASS R2
                --------------------------------------------------------------------------------------
                                                                                            JANUARY 2,
                                                                                              2004**
                                                                                             THROUGH
                                     YEAR ENDED OCTOBER 31,                                OCTOBER 31,

                --------------------------------------------------------------------------------------
                  2008              2007               2006               2005                 2004

                $ 23.15            $23.20            $ 20.01            $ 18.38               $17.86
                -------            ------            -------            -------               ------
                   0.26              0.32               0.25               0.16                 0.12
                  (7.60)             2.33               3.22 (d)           1.67                 0.40
                -------            ------            -------            -------               ------
                  (7.34)             2.65               3.47               1.83                 0.52
                -------            ------            -------            -------               ------

                     --             (0.16)             (0.26)             (0.20)                  --
                  (2.33)            (2.54)             (0.02)                --                   --
                -------            ------            -------            -------               ------
                  (2.33)            (2.70)             (0.28)             (0.20)                  --
                -------            ------            -------            -------               ------
                $ 13.48            $23.15            $ 23.20            $ 20.01               $18.38
                =======            ======            =======            =======               ======
                 (34.96%)           12.48%             17.46%(c)(d)       10.02%                2.91%(e)

                   1.48%             1.43%              1.16%              0.79%                0.76%++
                   1.06%             1.06%              1.10%              1.24%                1.31%++
                   1.23%             1.11%              1.23%(c)           1.31%                1.31%++
                     57%               50%                48%                43%                  53%
                $    26            $   11            $13,340            $11,356               $4,856




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Value Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1 and Class R2 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to the Manager, as defined in Note 3, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.



22    MainStay Value Fund

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written.

                                                   mainstayinvestments.com    23

When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 5.)

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Funds' cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million.

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million.



24    MainStay Value Fund

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.27%; Class A, 1.17%; Class B, 2.02%; Class C, 2.02%; Class I, 0.71%; Class R1, 0.81% and Class R2, 1.06%. This
expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $3,611,732 and waived its fees in the amount of $631,762.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

             OCTOBER 31,
   2009          2010         2011         TOTAL
 $907,175      $320,473     $631,762    $1,859,410
--------------------------------------------------



The Fund had $235,721 of waived fees for which the recoupment period expired during the year ended October 31, 2008.

Prior to April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.17%; Class B, 1.92%; Class C, 1.92%; Class I, 0.71%; Class R1, 0.81% and Class R2, 1.06%.

Effective August 1, 2008, the monthly fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $63,128 for the period from November 1, 2007 to July 31, 2008.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class, Class A, Class B, Class C, and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1 and Class R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $12,033 and $24,296, respectively, for the year ended October 31, 2008 . The Fund was also advised that the Distributor retained

                                                   mainstayinvestments.com    25
contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $40, $3,881, $145,151 and $1,998, respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $1,684,669.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                        $264,789      0.2%
------------------------------------------------------
Class C                             218      0.0++
------------------------------------------------------
Class I                             989      0.0++
------------------------------------------------------
Class R1                            985    100.0
------------------------------------------------------
Class R2                            973      3.8
------------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $19,216.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

                 ACCUMULATED          OTHER         UNREALIZED          TOTAL
 ORDINARY     CAPITAL AND OTHER     TEMPORARY      APPRECIATION      ACCUMULATED
  INCOME         GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$5,323,313       $(21,478,839)         $--         $(68,102,055)    $(84,257,581)
--------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

        ACCUMULATED       ACCUMULATED
       UNDISTRIBUTED     NET REALIZED
      NET INVESTMENT    GAIN (LOSS) ON       ADDITIONAL
       INCOME (LOSS)      INVESTMENTS     PAID-IN CAPITAL
         $(94,676)          $94,676             $--
---------------------------------------------------------



The reclassifications for the Fund are primarily due to foreign currency gain
(loss) and distribution redesignations.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $21,478,839 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                 CAPITAL LOSS
           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2016                 $21,479
-----------------------------------------------------



The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                  2008           2007
Distributions paid from:
  Ordinary Income          $21,030,694    $14,152,385
  Long-Term Capital Gains   52,510,248     71,701,490
-----------------------------------------------------
                           $73,540,942    $85,853,875
-----------------------------------------------------



NOTE 5--WRITTEN OPTIONS:

During the year ended October 31, 2008, the Fund had the following transactions in written options:

                               NUMBER OF
                               CONTRACTS    PREMIUM
Options Outstanding at
  October 31, 2007                    --   $      --
----------------------------------------------------
Options--Written                   1,570     290,885
----------------------------------------------------
Options--Expired                  (1,570)   (290,885)
----------------------------------------------------
Options--Canceled in closing
  transactions                        --          --
----------------------------------------------------
Options Outstanding at
  October 31, 2008                    --   $      --
----------------------------------------------------






26    MainStay Value Fund

NOTE 6--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 8--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were $302,550 and $396,942, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                      972,151   $ 18,100,434
Shares redeemed               (1,105,382)   (18,742,164)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (133,231)      (641,730)
Shares converted into
  Investor Class (See Note
  1)                           9,563,073    168,412,158
Shares converted from
  Investor Class (See Note
  1)                            (403,816)    (6,685,141)
                              -------------------------
Net increase                   9,026,026   $161,085,287
                              =========================



(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                      841,552   $  15,161,281
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,738,278      54,704,352
Shares redeemed               (5,669,456)   (102,755,321)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (2,089,626)    (32,889,688)
Shares converted into Class
  A (See Note 1)               1,083,791      19,239,392
Shares converted from Class
  A (See Note 1)              (9,297,228)   (163,532,013)
                             ---------------------------
Net decrease                 (10,303,063)  $(177,182,309)
                             ===========================
Year ended October 31,
  2007:
Shares sold                    1,139,017   $  25,593,223
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,665,453      57,265,150
Shares redeemed               (4,425,720)    (99,815,142)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (621,250)    (16,956,769)
Shares converted from Class
  B (See Note 1)               1,400,046      31,337,429
                             ---------------------------
Net increase                     778,796   $  14,380,660
                             ===========================


 CLASS B                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                      468,919   $   8,311,600
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              783,199      15,470,650
Shares redeemed               (1,684,722)    (29,642,920)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (432,604)     (5,860,670)
Shares converted from Class
  B (See Note 1)                (970,181)    (17,434,396)
                             ---------------------------
Net decrease                  (1,402,785)  $ (23,295,066)
                             ===========================
Year ended October 31,
  2007:
Shares sold                      602,634   $  13,412,077
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              966,251      20,575,033
Shares redeemed               (1,614,322)    (36,057,616)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                     (45,437)     (2,070,506)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                (1,411,381)    (31,337,429)
                             ---------------------------
Net decrease                  (1,456,818)  $ (33,407,935)
                             ===========================




                                                   mainstayinvestments.com    27

 CLASS C                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                       66,078   $   1,210,761
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               35,147         694,385
Shares redeemed                 (185,004)     (3,231,612)
                             ---------------------------
Net decrease                     (83,779)  $  (1,326,466)
                             ===========================
Year ended October 31,
  2007:
Shares sold                       91,666   $   2,025,373
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               36,667         780,811
Shares redeemed                 (164,525)     (3,683,969)
                             ---------------------------
Net decrease                     (36,192)  $    (877,785)
                             ===========================


 CLASS I                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                    2,154,268   $  28,886,685
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  792          15,857
Shares redeemed                   (7,531)        (98,237)
                             ---------------------------
Net increase                   2,147,529   $  28,804,305
                             ===========================
Year ended October 31,
  2007:
Shares sold                      460,915   $  10,235,944
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              117,811       2,531,250
Shares redeemed               (1,418,753)    (32,856,427)
                             ---------------------------
Net decrease                    (840,027)  $ (20,089,233)
                             ===========================


 CLASS R1                         SHARES          AMOUNT
Year ended October 31,
  2008:
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                    8   $         152
                             ---------------------------
Net increase                           8   $         152
                             ===========================
Year ended October 31,
  2007:
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                    7   $         160
                             ---------------------------
Net increase                           7   $         160
                             ===========================


 CLASS R2                         SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                        1,495   $      21,571
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   55           1,090
Shares redeemed                     (102)         (1,849)
                             ---------------------------
Net increase                       1,448   $      20,812
                             ===========================
Year ended October 31,
  2007:
Shares sold                       49,659   $   1,098,186
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               70,904       1,518,545
Shares redeemed                 (695,193)    (15,762,547)
                             ---------------------------
Net decrease                    (574,630)  $ (13,145,816)
                             ===========================



NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.




28    MainStay Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Value Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Value Fund of The MainStay Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008


                                                   mainstayinvestments.com    29

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay Value Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider


30    MainStay Value Fund
of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio manager, the number of accounts managed by the portfolio manager and MacKay Shields' method for compensating portfolio manager. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio manager and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position

                                                   mainstayinvestments.com    31
is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.



32    MainStay Value Fund

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreements for one year.


                                                   mainstayinvestments.com    33

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $52,510,248.

For the fiscal year ended October 31, 2008, the Fund designates approximately $12,060,497 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2008 should be multiplied by 0.8% to arrive at the amount eligible for qualified interest income and 63.8% for the corporate dividends received deduction.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE



The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



34    MainStay Value Fund

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST                                        COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Trustee since   Managers and President and                   since September 2008 (3
9/24/60    September       Chief Executive Officer                      funds); Director, Eclipse
           2008            (since April 2008) of New                    Funds Inc. since September
                           York Life Investment                         2008, (22 funds); Director,
                           Management LLC and New York                  ICAP Funds, Inc., since
                           Life Investment Management                   September 2008 (4 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                   mainstayinvestments.com    35

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Trustee since   Capital Management;                         since 2007 (3 funds);
JR.        2007            President--Shields/Alli-                    Director, Eclipse Funds
11/16/46                   ance, Alliance Capital                      Inc. since 2007 (22
                           Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------






36    MainStay Value Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.



           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    37

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------






38    MainStay Value Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A014522         (RECYCLE LOGO)            MS308-08            MSV11-12/08
                                                                          15

(MAINSTAY LOGO)


                 MAINSTAY

                 DIVERSIFIED INCOME FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY LOGO)


                 MAINSTAY

                 DIVERSIFIED INCOME FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       25
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              30
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            40
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  41
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             45
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        45
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       45
---------------------------------------------

TRUSTEES AND OFFICERS                      46

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE       FIVE     TEN
TOTAL RETURNS                YEAR      YEARS    YEARS
-----------------------------------------------------
With sales charges         (20.02%)     0.24%    3.09%
Excluding sales charges    (16.26)      1.17     3.57




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                  LEHMAN BROTHERS
                          MAINSTAY DIVERSIFIED     AGGREGATE BOND    DIVERSIFIED INCOME
                               INCOME FUND             INDEX                INDEX
                          --------------------    ---------------    ------------------
10/31/98                           9550                10000                10000
                                   9910                10053                10714
                                   9900                10787                11102
                                  10417                12358                11924
                                  10355                13085                12645
                                  12795                13727                15474
                                  13874                14486                17292
                                  14167                14651                18034
                                  15111                15411                19678
                                  16190                16240                21282
10/31/08                          13558                16290                17845






CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE       FIVE     TEN
TOTAL RETURNS                YEAR      YEARS    YEARS
-----------------------------------------------------
With sales charges         (20.03%)     0.24%    3.09%
Excluding sales charges    (16.27)      1.16     3.57




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                 LEHMAN BROTHERS
                         MAINSTAY DIVERSIFIED     AGGREGATE BOND    DIVERSIFIED INCOME
                              INCOME FUND             INDEX                INDEX
                         --------------------    ---------------    ------------------
10/31/98                         23875                25000                25000
                                 24776                25133                26785
                                 24750                26968                27754
                                 26043                30895                29810
                                 25887                32713                31613
                                 31986                34318                38685
                                 34685                36216                43230
                                 35417                36627                45084
                                 37778                38527                49194
                                 40474                40601                53205
10/31/08                         33890                40725                44613






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE       FIVE     TEN
TOTAL RETURNS                YEAR      YEARS    YEARS
-----------------------------------------------------
With sales charges         (20.86%)     0.08%    2.80%
Excluding sales charges    (16.88)      0.40     2.80




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                      LEHMAN BROTHERS
              MAINSTAY DIVERSIFIED     AGGREGATE BOND    DIVERSIFIED INCOME
                   INCOME FUND             INDEX                INDEX
              --------------------    ---------------    ------------------
10/31/98              10000                10000                10000
                      10315                10053                10714
                      10212                10787                11102
                      10678                12358                11924
                      10525                13085                12645
                      12917                13727                15474
                      13909                14486                17292
                      14080                14651                18034
                      14926                15411                19678
                      15856                16240                21282
10/31/08              13179                16290                17845





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE       FIVE     TEN
TOTAL RETURNS                YEAR      YEARS    YEARS
-----------------------------------------------------
With sales charges         (17.68%)     0.40%    2.80%
Excluding sales charges    (16.88)      0.40     2.80




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                  LEHMAN BROTHERS
                          MAINSTAY DIVERSIFIED     AGGREGATE BOND    DIVERSIFIED INCOME
                               INCOME FUND             INDEX                INDEX
                          --------------------    ---------------    ------------------
10/31/98                          10000                10000                10000
                                  10315                10053                10714
                                  10212                10787                11102
                                  10678                12358                11924
                                  10525                13085                12645
                                  12917                13727                15474
                                  13909                14486                17292
                                  14080                14651                18034
                                  14926                15411                19678
                                  15856                16240                21282
10/31/08                          13179                16290                17845






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL          ONE        FIVE     TEN
TOTAL RETURNS          YEAR       YEARS    YEARS
------------------------------------------------
                      (15.86%)     1.52%    3.88%




(PERFORMANCE GRAPH)

                                             LEHMAN BROTHERS
                     MAINSTAY DIVERSIFIED     AGGREGATE BOND    DIVERSIFIED INCOME
                          INCOME FUND             INDEX                INDEX
                     --------------------    ---------------    ------------------
10/31/98                     10000                10000                10000
                             10404                10053                10714
                             10420                10787                11102
                             10993                12358                11924
                             10955                13085                12645
                             13568                13727                15474
                             14765                14486                17292
                             15108                14651                18034
                             16178                15411                19678
                             17392                16240                21282
10/31/08                     14634                16290                17845







 BENCHMARK PERFORMANCE                          ONE      FIVE     TEN
                                               YEAR     YEARS    YEARS
----------------------------------------------------------------------------
Barclays Capital Aggregate Bond Index(4)        0.30%    3.48%    5.00%
Diversified Income Index(5)                   (16.15)    2.89     5.96
Average Lipper multi-sector income fund(6)    (15.36)    1.74     3.69



   and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class A shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. Barclays Capital has recently completed its acquisition of Lehman Brothers(R) North American Investment Banking and Capital Markets businesses, and as part of the transaction has changed the name of the index from "Lehman Brothers(R)" to "Barclays Capital." The Barclays Capital Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Barclays Capital Indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index. The Barclays Capital Aggregate Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes.
5. The Fund's Diversified Income Index is a composite, which assumes equal investments in the Barclays Capital Global Aggregate Bond Index, the Credit Suisse High Yield Index, and the JPM EMBI Global Diversified Index. All indices are unmanaged. The indices measure the performance of securities in the global investment-grade bond sector, the U.S. high-yield bond sector and the global emerging market sector, respectively. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly in an index or this composite.
6. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Diversified Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY DIVERSIFIED INCOME FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $841.20         $6.48          $1,018.10         $ 7.10
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $834.70         $6.00          $1,018.60         $ 6.60
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $830.80         $9.89          $1,014.30         $10.89
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $831.70         $9.90          $1,014.30         $10.89
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $837.40         $4.43          $1,020.30         $ 4.88
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.40% for Investor Class, 1.30% for Class A, 2.15% for Class B and Class C and 0.96% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2008

(COMPOSITION PIE CHART)

Corporate Bonds                                 23.60
U.S. Government & Federal Agencies              23.20
Foreign Government Bonds                        22.40
Short-Term Investment                           14.00
Yankee Bonds                                     9.80
Convertible Bonds                                3.90
Loan Assignments & Participations                2.60
Convertible Preferred Stocks                     1.30
Asset-Backed Securities                          0.80
Mortgage-Backed Securities                       0.80
Municipal Bonds                                  0.40
Preferred Stocks                                 0.30
Common Stocks                                    0.30
Warrants                                         0.00
Liabilities in Excess of Cash and Other
  Assets                                        (3.40)





++ Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Federal National Mortgage Association,
        4.625%-6.25%, due 2/1/11-1/2/14
    2.  United Kingdom Treasury Bonds,
        4.75%-6.00%,
        due 3/7/12-12/7/28
    3.  United States Treasury Notes,
        3.375%-4.875%,
        due 6/30/13-8/15/18
    4.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        5.50%-6.50%,
        due 9/1/34-12/25/38
    5.  Republic of Germany, 3.75%-5.00%,
        due 7/4/11-1/4/17
    6.  United Mexican States, 5.625%-9.00%, due
        12/20/12-1/15/17
    7.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        6.00%-6.50%,
        due 8/15/32-12/25/38
    8.  Hellenic Republic, 4.50%, due 5/20/14
    9.  Overseas Private Investment Corporation,
        5.142%, due 12/15/23
   10.  Federal Republic of Brazil,
        8.25%-11.00%, due 1/20/34-8/17/40







8    MainStay Diversified Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS GARY GOODENOUGH, JOSEPH PORTERA AND J. MATTHEW PHILO, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY DIVERSIFIED INCOME FUND
PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK
DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Diversified Income Fund returned -16.26% for Investor Class shares,(1) -16.27% for Class A shares, -16.88% for Class B shares and -16.88% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -15.86%. All share classes underperformed the -15.36% return of the average Lipper(2) multi-sector income fund and the 0.30% return of the Barclays Capital Aggregate Bond Index(3) for the 12-month reporting period. Class I shares outperformed--and Investor Class, Class A, Class B and Class C shares underperformed--the -16.15% return of the Diversified Income Index(4) for the 12 months ended October 31, 2008. The Barclay's Capital Aggregate Bond Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT KEY FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's exposure to emerging-market debt detracted from its results relative to the Fund's Diversified Income Index, as the last months of the reporting period were among the most difficult in recent memory for this fixed-income sector. Despite better growth prospects and sizable reserve cushions, emerging-market debt saw yield spreads(5) widen, as investors sought lower-risk investments in a massive flight to quality. Liquidity premiums rose dramatically as volatility soared. We started reducing the Fund's exposure to emerging-market debt by the middle of 2008.

Our decision to add exposure to convertible debt further detracted from performance. Although convertible securities initially performed well, they later underperformed as bond spreads widened and the equities to which they were linked fell dramatically in the second half of the reporting period.

On the positive side, the Fund benefited from its allocation to investment-grade debt. We prudently increased the Fund's exposure to U.S. Treasury securities, which benefited from investors' flight to quality, and the Fund had little exposure to securitized products, such as mortgage-backed securities and asset-backed securities, during most of the reporting period. Somewhat offsetting the benefits of this defensive positioning were the Fund's investment-grade bank holdings, which detracted from performance.

Our decision to add to the Fund's nondollar-denominated government bond exposure helped the Fund's performance. Like U.S. Treasurys, bonds from other developed-market nations rallied in the global flight to quality. Minimal exposure to foreign currencies also boosted the Fund's relative results. Considered by many to be a "safe haven," securities denominated in U.S. dollars were in great demand, which forced

The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, less of the debt may be prepaid and the Fund may lose money. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Barclay's Capital Aggregate Bond Index.
4. See footnote on page 6 for more information on the Diversified Income Index.
5. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.


                                                    mainstayinvestments.com    9
the liquidation of many leveraged "carry trades"(6) that had been funded in U.S. dollars and Japanese yen.

HOW DID YOU POSITION THE FUND'S PORTFOLIO IN THE HIGH-YIELD MARKET?

Throughout the reporting period, the Fund was more conservatively positioned in high-yield securities than the Fund's Diversified Income Index and was underweight in lower-rated high-yield bonds relative to this Index. Although increased economic risks were quickly developing, we believed that these risks were not adequately discounted into the high-yield market and that many high-yield securities failed to provide adequate compensation for the risks they entailed. Our positioning contributed positively to the Fund's results relative to this Index, as lower-quality bonds underperformed higher-quality high-yield bonds during the reporting period.

From a sector perspective, the Fund maintained an emphasis on the health care, utilities and gaming sectors, with more modest positions in the retail, housing, consumer and service sectors. As employment, credit availability and income came under greater downward pressure, steering away from sectors that were closely connected to consumers proved to be a successful strategy.

HOW DID THE FUND'S ASIAN HOLDINGS AFFECT ITS PERFORMANCE DURING THE REPORTING PERIOD?

Many Asian nations seemed better prepared than the United States to deal with financial turmoil because of moderate current account balances, substantial reserves and extensive trade with China. China itself was not immune to global troubles. The Fund owned securities of Chinese real estate companies, which came under pressure when the credit crunch intensified. In the spring of 2008, we began to reduce the Fund's exposure to Chinese real estate companies, and by the end of the reporting period, we had eliminated the positions entirely.

While the Fund's Chinese holdings detracted from its overall performance for the reporting period, we believed that at the end of October, the Fund's remaining Asian exposure offered significant value and a margin of safety.

DID YOU MAKE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE REPORTING PERIOD?

We dramatically reduced the Fund's risk profile in the final months of the reporting period. We did so primarily by trimming the Fund's holdings of emerging-market debt and convertible debt in favor of cash. We also sought to reduce the Fund's exposure to commodity producers as commodity prices declined during the reporting period.

Within the Fund's high-yield corporate bond allocation, we reduced exposure to the airline and media industries. Media companies were burdened by a very weak advertising environment, as growth slowed in most major media, especially print. More specifically, we reduced or eliminated significant positions in the securities of Northwest Airlines and Delta Air Lines before and after Northwest was acquired by Delta. We also reduced the Fund's exposure to directory publisher Idearc, arts & crafts retailer Michaels Stores and food producer Pilgrim's Pride. We added to or established meaningful positions in the fixed-income securities of medical products manufacturer Biomet, electric power utility TXU, medical device manufacturer ReAble Therapeutics and integrated telecommunications/media company Videotron.

We increased the Fund's weighting relative to the Fund's Diversified Income Index in nondollar developed-market government debt during the reporting period. In implementing all of these weighting changes, the Fund's credit duration and portfolio beta(7) declined.



6. A currency "carry trade" is a strategy that seeks to benefit from differences in interest rates of securities denominated in different currencies. Often the strategy uses substantial leverage.
7. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



10    MainStay Diversified Income Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2008



                                           PRINCIPAL
                                              AMOUNT           VALUE
LONG-TERM BONDS 87.6%+
ASSET-BACKED SECURITIES 0.8%
--------------------------------------------------------------------

AUTOMOBILE 0.1%
Superior Wholesale Inventory
  Financing Trust
  Series 2007-AE1, Class A
  4.66%, due 1/15/12 (a)               $      50,000   $      45,484
                                                       -------------


CONSUMER LOANS 0.1%
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                         75,000          63,532
                                                       -------------


CREDIT CARDS 0.3%
Bank of America Credit Card
  Trust
  Series 2006-C4, Class C4
  4.79%, due 11/15/11 (a)                    130,000         123,229
Citibank Credit Card
  Issuance Trust
  Series 2006-C4, Class C4
  4.33%, due 1/9/12 (a)                      140,000         125,427
                                                       -------------
                                                             248,656
                                                       -------------

DIVERSIFIED FINANCIAL SERVICES 0.1%
Dunkin Securitization
  Series 2006-1, Class A2
  5.779%, due 6/20/31 (b)                    110,000          92,446
USXL Funding LLC
  Series 2006-1A, Class A
  5.379%, due 4/15/14 (b)(c)                  39,400          35,898
                                                       -------------
                                                             128,344
                                                       -------------

HOME EQUITY 0.2%
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (d)                    100,000          97,048
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (d)                    120,000         116,702
                                                       -------------
                                                             213,750
                                                       -------------
Total Asset-Backed
  Securities
  (Cost $764,359)                                            699,766
                                                       -------------


CONVERTIBLE BONDS 3.9%
--------------------------------------------------------------------

AEROSPACE & DEFENSE 0.1%
Triumph Group, Inc.
  2.625%, due 10/1/26                         60,000          55,800
                                                       -------------

AIRLINES 0.1%
AMR Corp.
  4.50%, due 2/15/24                         102,000          96,645
                                                       -------------


BIOTECHNOLOGY 0.1%
Gilead Sciences, Inc.
  0.625%, due 5/1/13                          48,000          59,820
                                                       -------------


COAL 0.1%
Peabody Energy Corp.
  4.75%, due 12/15/66                         54,000          40,028
                                                       -------------


COMMERCIAL SERVICES 0.1%
Alliance Data Systems Corp.
  1.75%, due 8/1/13 (b)                       50,000          37,375
                                                       -------------


COMPUTERS 0.3%
CACI International, Inc.
  2.125%, due 5/1/14                          68,000          57,290
EMC Corp.
  1.75%, due 12/1/11                         234,000         224,055
                                                       -------------
                                                             281,345
                                                       -------------

DIVERSIFIED FINANCIAL SERVICES 0.2%
Nasdaq Stock Market, Inc.
  (The)
  2.50%, due 8/15/13 (b)                     263,000         197,250
                                                       -------------

ELECTRONICS 0.2%
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                          106,000         121,503
Itron, Inc.
  2.50%, due 8/1/26                           43,000          35,690
TTM Technologies, Inc.
  3.25%, due 5/15/15                          34,000          19,890
                                                       -------------
                                                             177,083
                                                       -------------

ENERGY--ALTERNATE SOURCES 0.2%
Covanta Holding Corp.
  1.00%, due 2/1/27                          214,000         177,888
                                                       -------------




 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                           PRINCIPAL
                                              AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
ENVIRONMENTAL CONTROLS 0.2%
Waste Connections, Inc.
  3.75%, due 4/1/26                    $     191,000   $     197,207
                                                       -------------


FOOD 0.3%
Spartan Stores, Inc.
  3.375%, due 5/15/27                         40,000          33,100
  3.375%, due 5/15/27 (b)                    163,000         134,882
Tyson Foods, Inc.
  3.25%, due 10/15/13                         46,000          35,708
                                                       -------------
                                                             203,690
                                                       -------------

HEALTH CARE-PRODUCTS 0.4%
Medtronic, Inc.
  1.625%, due 4/15/13                        424,000         367,820
                                                       -------------


INSURANCE 0.0%++
Conseco, Inc.
  (zero coupon), beginning
  9/30/10
  3.50%, due 9/30/35                          35,000          13,169
                                                       -------------


INTERNET 0.0%++
At Home Corp.
  4.75%, due 12/31/49 (c)(e)                 504,238              50
                                                       -------------


OIL & GAS 0.5%
Chesapeake Energy Corp.
  2.50%, due 5/15/37                         211,000         133,194
St. Mary Land & Exploration
  Co.
  3.50%, due 4/1/27                           68,000          47,005
Transocean, Inc.
  Series C
  1.50%, due 12/15/37                        198,000         151,717
  Series A
  1.625%, due 12/15/37                        57,000          50,445
                                                       -------------
                                                             382,361
                                                       -------------

OIL & GAS SERVICES 0.4%
Cameron International Corp.
  2.50%, due 6/15/26                         140,000         134,050
Schlumberger, Ltd.
  Series B
  2.125%, due 6/1/23                         154,000         203,665
                                                       -------------
                                                             337,715
                                                       -------------

PHARMACEUTICALS 0.4%
Teva Pharmaceutical Finance
  Co. B.V.
  Series D
  1.75%, due 2/1/26                          286,000         299,942
                                                       -------------


SEMICONDUCTORS 0.0%++
ON Semiconductor Corp.
  2.625%, due 12/15/26                        47,000          28,905
                                                       -------------


SOFTWARE 0.1%
Sybase, Inc.
  1.75%, due 2/22/25                         102,000         115,260
                                                       -------------


TELECOMMUNICATIONS 0.2%
Anixter International, Inc.
  1.00%, due 2/15/13                          59,000          39,235
SBA Communications Corp.
  1.875%, due 5/1/13 (b)                     208,000         136,760
                                                       -------------
                                                             175,995
                                                       -------------
Total Convertible Bonds
  (Cost $4,460,720)                                        3,245,348
                                                       -------------


CORPORATE BONDS 23.6%
--------------------------------------------------------------------

ADVERTISING 0.4%
Interpublic Group of Cos.,
  Inc.
  6.25%, due 11/15/14                        135,000          89,775
  7.25%, due 8/15/11                          85,000          70,550
Lamar Media Corp.
  6.625%, due 8/15/15                        280,000         205,800
                                                       -------------
                                                             366,125
                                                       -------------

AEROSPACE & DEFENSE 0.4%
BE Aerospace, Inc.
  8.50%, due 7/1/18                           70,000          60,200
Hawker Beechcraft
  Acquisition Co. LLC/Hawker
  Beechcraft Co.
  8.50%, due 4/1/15                          125,000          75,000
  9.75%, due 4/1/17                           35,000          19,600
Sequa Corp.
  11.75%, due 12/1/15 (b)                     90,000          55,800
United Technologies Corp.
  6.125%, due 7/15/38                        185,000         159,567
                                                       -------------
                                                             370,167
                                                       -------------

AGRICULTURE 0.2%
Reynolds American, Inc.
  7.625%, due 6/1/16                          80,000          65,630
  7.75%, due 6/1/18                           80,000          64,029
                                                       -------------
                                                             129,659
                                                       -------------

AIRLINES 0.1%
DAE Aviation Holdings, Inc.
  11.25%, due 8/1/15 (b)                     110,000          82,500
Delta Air Lines, Inc.
  (Escrow Shares)
  2.875%, due 2/6/24                          55,000           1,238
  2.875%, due 2/18/49 (b)                     30,000             675



12    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                           PRINCIPAL
                                              AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
AIRLINES (CONTINUED)
Delta Air Lines, Inc. (Escrow Shares) (continued)
  8.00%, due 6/3/49                    $      81,000   $       1,823
  8.30%, due 12/15/29                        505,000          10,731
  9.75%, due 5/15/49                           5,000             106
  10.00%, due 8/15/49                         35,000             744
  10.375%, due 12/15/22                       10,000             213

Northwest Airlines, Inc.
  (Escrow Shares)
  7.625%, due 11/15/23                       117,700             441
  7.875%, due 12/31/49                        25,000              31
  8.70%, due 3/15/49                           5,000               6
  8.875%, due 6/1/49                          30,000              38
  9.875%, due 3/15/37                         65,000              81
  10.00%, due 2/1/09                         168,300             210
                                                       -------------
                                                              98,837
                                                       -------------

APPAREL 0.1%
Unifi, Inc.
  11.50%, due 5/15/14                         95,000          68,400
                                                       -------------


AUTO MANUFACTURERS 0.1%
Daimler Finance North
  America LLC
  7.30%, due 1/15/12                          31,000          25,498
Ford Motor Co.
  7.45%, due 7/16/31                          35,000          11,025
General Motors Corp.
  6.75%, due 5/1/28                           75,000          17,625
                                                       -------------
                                                              54,148
                                                       -------------

AUTO PARTS & EQUIPMENT 0.6%
American Tire Distributors,
  Inc.
  10.133%, due 4/1/12 (a)                     70,000          54,600
  10.75%, due 4/1/13                          80,000          61,200
FleetPride Corp.
  11.50%, due 10/1/14 (b)                    235,000         211,500
Goodyear Tire & Rubber Co.
  (The)
  6.678%, due 12/1/09 (a)                     20,000          18,325
  8.625%, due 12/1/11                         65,000          54,925
Lear Corp.
  Series B
  8.50%, due 12/1/13                          40,000          15,200
  8.75%, due 12/1/16                         125,000          46,250
Tenneco Automotive, Inc.
  8.625%, due 11/15/14                        20,000           9,450
                                                       -------------
                                                             471,450
                                                       -------------

BUILDING MATERIALS 0.3%
Compression Polymers Corp.
  10.50%, due 7/1/13                          55,000          35,475
Texas Industries, Inc.
  7.25%, due 7/15/13 (b)                     245,000         192,325
                                                       -------------
                                                             227,800
                                                       -------------

CHEMICALS 0.1%
Millennium America, Inc.
  7.625%, due 11/15/26                       149,000          29,800
Mosaic Global Holdings, Inc.
  7.625%, due 12/1/16 (b)                     40,000          34,931
Tronox Worldwide LLC/Tronox
  Finance Corp.
  9.50%, due 12/1/12 (g)                     230,000          50,600
                                                       -------------
                                                             115,331
                                                       -------------

COAL 0.2%
Peabody Energy Corp.
  7.375%, due 11/1/16                         95,000          80,275
  7.875%, due 11/1/26                         60,000          46,950
                                                       -------------
                                                             127,225
                                                       -------------

COMMERCIAL SERVICES 0.8%
Cardtronics, Inc.
  9.25%, due 8/15/13                         100,000          78,500
  Series B
  9.25%, due 8/15/13                          65,000          51,025
Great Lakes Dredge & Dock
  Corp.
  7.75%, due 12/15/13                        100,000          72,000
iPayment, Inc.
  9.75%, due 5/15/14                         180,000         135,000
Language Line, Inc.
  11.125%, due 6/15/12                       125,000         119,375
Lender Processing Services,
  Inc.
  8.125%, due 7/1/16                          85,000          72,675
Service Corp. International
  7.375%, due 10/1/14                         90,000          73,575
  7.625%, due 10/1/18                         90,000          70,650
                                                       -------------
                                                             672,800
                                                       -------------

COMPUTERS 0.4%
SunGard Data Systems, Inc.
  4.875%, due 1/15/14                         40,000          30,800
  9.125%, due 8/15/13                        130,000         107,900
  10.625%, due 5/15/15 (b)                   255,000         215,475
                                                       -------------
                                                             354,175
                                                       -------------

DISTRIBUTION & WHOLESALE 0.1%
ACE Hardware Corp.
  9.125%, due 6/1/16 (b)                     110,000          82,500
                                                       -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                           PRINCIPAL
                                              AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES 1.1%
AmeriCredit Corp.
  8.50%, due 7/1/15                    $     160,000   $     117,200
General Motors Acceptance
  Corp. LLC
  5.625%, due 5/15/09                         95,000          80,561
  8.00%, due 11/1/31                         720,000         326,442
Harley-Davidson Funding
  Corp.
  6.80%, due 6/15/18 (b)                     120,000          95,382
LaBranche & Co., Inc.
  11.00%, due 5/15/12                         75,000          66,750
Morgan Stanley
  5.05%, due 1/21/11                         140,000         127,554
  6.75%, due 4/15/11                          60,000          55,987
OMX Timber Finance
  Investments LLC
  Series 1
  5.42%, due 1/29/20
  (b)(c)(e)                                  100,000          69,272
Ucar Finance, Inc.
  10.25%, due 2/15/12                          8,000           7,620
                                                       -------------
                                                             946,768
                                                       -------------

ELECTRIC 1.3%
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                          298,807         313,747
Energy Future Holdings Corp.
  10.875%, due 11/1/17 (b)                   300,000         231,000
NRG Energy, Inc.
  7.25%, due 2/1/14                           70,000          61,250
  7.375%, due 2/1/16                         120,000         103,500
PNM Resources, Inc.
  9.25%, due 5/15/15                          75,000          61,500
Reliant Energy Mid-Atlantic
  Power Holdings LLC
  Series C
  9.681%, due 7/2/26                         145,000         131,950
Reliant Energy, Inc.
  7.625%, due 6/15/14                         25,000          19,250
  7.875%, due 6/15/17                        210,000         160,650
                                                       -------------
                                                           1,082,847
                                                       -------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.1%
Belden, Inc.
  7.00%, due 3/15/17                          80,000          61,200
Emerson Electric Co.
  6.00%, due 8/15/32                          50,000          42,068
                                                       -------------
                                                             103,268
                                                       -------------

ENTERTAINMENT 1.3%
Chukchansi Economic
  Development Authority
  8.00%, due 11/15/13 (b)                     45,000          23,850
Gaylord Entertainment Co.
  8.00%, due 11/15/13                        200,000         136,500
Isle of Capri Casinos, Inc.
  7.00%, due 3/1/14                          200,000          97,000
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                         115,000          49,450
Mohegan Tribal Gaming
  Authority
  6.875%, due 2/15/15                         10,000           5,800
Penn National Gaming, Inc.
  6.75%, due 3/1/15                          110,000          85,250
  6.875%, due 12/1/11                        135,000         114,075
Pinnacle Entertainment, Inc.
  8.25%, due 3/15/12                          90,000          62,325
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                          290,000         220,400
United Artists Theatre
  Circuit, Inc.
  Series BA7
  9.30%, due 7/1/15 (c)(e)                    73,513          44,108
Vail Resorts, Inc.
  6.75%, due 2/15/14                         295,000         225,675
                                                       -------------
                                                           1,064,433
                                                       -------------

ENVIRONMENTAL CONTROLS 0.3%
Geo Sub Corp.
  11.00%, due 5/15/12                        260,000         222,300
                                                       -------------


FINANCE--AUTO LOANS 0.1%
Ford Motor Credit Co. LLC
  7.375%, due 10/28/09                       145,000         120,365
  7.875%, due 6/15/10                          5,000           3,360
                                                       -------------
                                                             123,725
                                                       -------------

FINANCE--OTHER SERVICES 0.4%
American Real Estate
  Partners, L.P./American
  Real Estate Finance Corp.
  8.125%, due 6/1/12                         530,000         360,400
                                                       -------------


FOOD 0.2%
ASG Consolidated LLC/ASG
  Finance, Inc.
  (zero coupon), due 11/1/11
  11.50%, beginning 11/1/08                   95,000          82,175
Stater Brothers Holdings
  7.75%, due 4/15/15                         115,000          94,300
                                                       -------------
                                                             176,475
                                                       -------------

FOREST PRODUCTS & PAPER 0.8%
Bowater, Inc.
  9.375%, due 12/15/21                       195,000          50,700
  9.50%, due 10/15/12                          5,000           1,400



14    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                           PRINCIPAL
                                              AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
FOREST PRODUCTS & PAPER (CONTINUED)
Domtar Corp.
  7.875%, due 10/15/11                 $     170,000   $     146,200
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (b)                     110,000          80,850
  7.125%, due 1/15/17 (b)                    180,000         125,100
  7.75%, due 11/15/29                          4,000           2,400
  8.00%, due 1/15/24                          68,000          43,180
  8.875%, due 5/15/31                        160,000         103,200
NewPage Corp.
  10.00%, due 5/1/12                         115,000          78,200
                                                       -------------
                                                             631,230
                                                       -------------

HAND & MACHINE TOOLS 0.1%
Thermadyne Holdings Corp.
  9.50%, due 2/1/14                           65,000          50,700
                                                       -------------


HEALTH CARE--PRODUCTS 1.1%
Biomet, Inc.
  10.00%, due 10/15/17                       105,000          96,600
  11.625%, due 10/15/17                      160,000         139,200
Catalent Pharma Solutions,
  Inc.
  9.50%, due 4/15/15                         145,000          84,100
DJO Finance LLC/DJO Finance
  Corp.
  10.875%, due 11/15/14                      255,000         205,275
Hanger Orthopedic Group,
  Inc.
  10.25%, due 6/1/14                         165,000         150,150
Invacare Corp.
  9.75%, due 2/15/15                         175,000         157,500
ReAble Therapeutics Finance
  LLC/ReAble Therapeutics
  Finance Corp.
  11.75%, due 11/15/14                        45,000          31,950
VWR Funding, Inc.
  Series B
  10.25%, due 7/15/15 (f)                    155,000          92,225
                                                       -------------
                                                             957,000
                                                       -------------

HEALTH CARE--SERVICES 1.3%
Alliance Imaging, Inc.
  7.25%, due 12/15/12                        100,000          86,000
  Series B
  7.25%, due 12/15/12                        125,000         107,500
Community Health Systems,
  Inc.
  8.875%, due 7/15/15                        180,000         150,750
HCA, Inc.
  6.30%, due 10/1/12                         345,000         236,325
  8.75%, due 9/1/10                           35,000          30,800
Highmark, Inc.
  6.80%, due 8/15/13 (b)(c)                  245,000         258,884
Skilled Healthcare Group,
  Inc.
  11.00%, due 1/15/14                         52,000          46,020
Vanguard Health Holding Co.
  II LLC
  9.00%, due 10/1/14                         165,000         136,950
                                                       -------------
                                                           1,053,229
                                                       -------------

HOLDING COMPANY--DIVERSIFIED 0.4%
Leucadia National Corp.
  8.125%, due 9/15/15                        285,000         252,225
Susser Holdings LLC
  10.625%, due 12/15/13                      130,000         110,500
                                                       -------------
                                                             362,725
                                                       -------------

HOUSEHOLD PRODUCTS & WARES 0.2%
ACCO Brands Corp.
  7.625%, due 8/15/15                        100,000          57,500
Jarden Corp.
  7.50%, due 5/1/17                           85,000          63,325
Libbey Glass, Inc.
  9.928%, due 6/1/11 (a)                      80,000          51,600
                                                       -------------
                                                             172,425
                                                       -------------

INSURANCE 0.7%
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17                          290,000         201,550
Fund American Cos., Inc.
  5.875%, due 5/15/13                        155,000         116,468
HUB International Holdings,
  Inc.
  9.00%, due 12/15/14 (b)                    195,000         146,250
Lumbermens Mutual Casualty
  Co.
  8.45%, due 12/1/97 (b)(g)                   35,000             350
  9.15%, due 7/1/26 (b)(g)                   535,000           5,350
USI Holdings Corp.
  6.679%, due 11/15/14
  (a)(b)                                      35,000          22,094
  9.75%, due 5/15/15 (b)                      95,000          59,850
                                                       -------------
                                                             551,912
                                                       -------------

INTERNET 0.1%
Expedia, Inc.
  8.50%, due 7/1/16 (b)                      125,000          92,500
                                                       -------------


IRON & STEEL 0.3%
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                         20,000          16,664
Allegheny Technologies, Inc.
  8.375%, due 12/15/11                       185,000         192,786
                                                       -------------
                                                             209,450
                                                       -------------

LODGING 0.5%
Boyd Gaming Corp.
  7.75%, due 12/15/12                        345,000         282,900
MGM Mirage, Inc.
  13.00%, due 11/15/13                        25,000          22,063


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                           PRINCIPAL
                                              AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
LODGING (CONTINUED)
MTR Gaming Group, Inc.
  Series B
  9.00%, due 6/1/12                    $      50,000   $      27,750
Wynn Las Vegas Capital Corp.
  6.625%, due 12/1/14                         70,000          51,625
                                                       -------------
                                                             384,338
                                                       -------------

MACHINERY--CONSTRUCTION & MINING 0.1%
Caterpillar, Inc.
  6.05%, due 8/15/36                         140,000         111,266
                                                       -------------


MEDIA 2.0%
Charter Communications
  Operating LLC
  8.00%, due 4/30/12 (b)                     105,000          80,850
CSC Holdings, Inc.
  6.75%, due 4/15/12                          75,000          64,875
  8.50%, due 6/15/15 (b)                      45,000          38,025
CW Media Holdings, Inc.
  13.50%, due 8/15/15 (b)                     45,000          29,250
Houghton Mifflin Harcourt
  Publishing Co.
  7.20%, due 3/15/11                         470,000         446,530
HSN, Inc.
  11.25%, due 8/1/16 (b)                     130,000         107,900
ION Media Networks, Inc.
  8.003%, due 1/15/12 (a)(b)                 115,000          63,250
  11.003%, due 1/15/13 (b)                    59,640          20,874
LBI Media, Inc.
  8.50%, due 8/1/17 (b)                      110,000          66,000
Morris Publishing Group LLC
  7.00%, due 8/1/13                          220,000          22,000
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (b)                       90,000          79,200
  10.375%, due 9/1/14 (b)                    170,000         147,900
Time Warner Entertainment
  Co., L.P.
  10.15%, due 5/1/12                         415,000         425,692
Vertis, Inc.
  18.50%, due 10/1/12                         65,000          44,200
Ziff Davis Media, Inc.
  (zero coupon), due 5/1/12
  (c)(e)(g)                                  135,000           8,438
  8.788%, due 7/15/11
  (c)(e)(g)                                   35,326          30,027
                                                       -------------
                                                           1,675,011
                                                       -------------

METAL FABRICATE & HARDWARE 0.2%
Metals USA, Inc.
  11.125%, due 12/1/15                        75,000          52,500
Mueller Water Products, Inc.
  7.375%, due 6/1/17                          80,000          52,400
Neenah Foundary Co.
  9.50%, due 1/1/17                          150,000          89,250
                                                       -------------
                                                             194,150
                                                       -------------

MINING 0.2%
Freeport-McMoRan Copper &
  Gold, Inc.
  7.084%, due 4/1/15 (a)                     110,000          85,765
  8.25%, due 4/1/15                           55,000          44,000
  8.375%, due 4/1/17                          90,000          70,650
                                                       -------------
                                                             200,415
                                                       -------------

MISCELLANEOUS--MANUFACTURING 0.3%
Actuant Corp.
  6.875%, due 6/15/17                         85,000          72,675
Polypore, Inc.
  8.75%, due 5/15/12                          75,000          60,000
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                          220,000         151,800
                                                       -------------
                                                             284,475
                                                       -------------

OIL & GAS 1.9%
Chaparral Energy, Inc.
  8.50%, due 12/1/15                         300,000         153,000
Chesapeake Energy Corp.
  6.50%, due 8/15/17                         125,000          92,031
  6.875%, due 11/15/20                        25,000          17,687
  7.625%, due 7/15/13                         60,000          51,000
Forest Oil Corp.
  7.25%, due 6/15/19                         110,000          74,800
  8.00%, due 12/15/11                        200,000         178,000
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  9.00%, due 6/1/16 (b)                      100,000          73,000
Linn Energy LLC
  9.875%, due 7/1/18 (b)                     100,000          67,500
Mariner Energy, Inc.
  7.50%, due 4/15/13                         230,000         158,700
Newfield Exploration Co.
  6.625%, due 9/1/14                          15,000          11,587
  6.625%, due 4/15/16                         15,000          11,100
  7.125%, due 5/15/18                        115,000          81,219
Parker Drilling Co.
  9.625%, due 10/1/13                         80,000          66,800
Pemex Project Funding Master
  Trust
  5.75%, due 3/1/18                          120,000          93,600
Petroquest Energy, Inc.
  10.375%, due 5/15/12                       120,000          90,600
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13                        85,000          64,600
SandRidge Energy, Inc.
  8.00%, due 6/1/18 (b)                       90,000          59,850



16    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                           PRINCIPAL
                                              AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
OIL & GAS (CONTINUED)
Stone Energy Corp.
  6.75%, due 12/15/14                  $     100,000   $      64,000
Venoco, Inc.
  8.75%, due 12/15/11                          1,000             733
Whiting Petroleum Corp.
  7.00%, due 2/1/14                          300,000         213,000
                                                       -------------
                                                           1,622,807
                                                       -------------

OIL & GAS SERVICES 0.3%
Allis-Chalmers Energy, Inc.
  8.50%, due 3/1/17                           70,000          42,000
  9.00%, due 1/15/14                          70,000          45,500
Complete Production
  Services, Inc.
  8.00%, due 12/15/16                        180,000         122,400
                                                       -------------
                                                             209,900
                                                       -------------

PHARMACEUTICALS 0.4%
GlaxoSmithKline Capital,
  Inc.
  5.65%, due 5/15/18                          50,000          44,310
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                         240,000         229,547
Warner Chilcott Corp.
  8.75%, due 2/1/15                          110,000          96,800
                                                       -------------
                                                             370,657
                                                       -------------

PIPELINES 0.7%
ANR Pipeline Co.
  9.625%, due 11/1/21                         45,000          46,663
Copano Energy LLC
  8.125%, due 3/1/16                         115,000          84,525
Copano Energy LLC/Copano
  Energy Finance Corp.
  7.75%, due 6/1/18 (b)                       55,000          37,950
El Paso Natural Gas Co.
  7.50%, due 11/15/26                         25,000          19,055
  7.625%, due 8/1/10                         205,000         200,095
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14                        145,000         104,762
  8.50%, due 7/15/16                          40,000          29,400
  8.75%, due 4/15/18                          70,000          50,400
                                                       -------------
                                                             572,850
                                                       -------------

REAL ESTATE INVESTMENT TRUSTS 0.6%
Host Hotels & Resorts, L.P.
  6.875%, due 11/1/14                        115,000          85,675
  Series M
  7.00%, due 8/15/12                          20,000          16,200
Host Marriott, L.P.
  6.375%, due 3/15/15                         40,000          29,000
Omega Healthcare Investors,
  Inc.
  7.00%, due 4/1/14                          145,000         120,350
Trustreet Properties, Inc.
  7.50%, due 4/1/15                          230,000         228,677
                                                       -------------
                                                             479,902
                                                       -------------

RETAIL 0.4%
CVS Caremark Corp.
  5.789%, due 1/10/26 (b)                     96,080          71,086
Harry & David Holdings, Inc.
  9.00%, due 3/1/13                           25,000          12,000
Rite Aid Corp.
  8.625%, due 3/1/15                         160,000          56,800
  9.375%, due 12/15/15                        50,000          18,500
  9.50%, due 6/15/17                         110,000          39,600
Star Gas Partners, L.P./Star
  Gas Finance Co.
  Series B
  10.25%, due 2/15/13                        171,000         124,830
                                                       -------------
                                                             322,816
                                                       -------------

SOFTWARE 0.2%
SS&C Technologies, Inc.
  11.75%, due 12/1/13                        145,000         136,300
                                                       -------------


TELECOMMUNICATIONS 1.6%
Centennial Cellular
  Operating Co./Centennial
  Communications Corp.
  10.125%, due 6/15/13                       170,000         150,450
Centennial Communications
  Corp./ Cellular Operating
  Co. LLC/
  Puerto Rico Operations
  8.125%, due 2/1/14                          25,000          21,375
GCI, Inc.
  7.25%, due 2/15/14                         135,000         108,000
Lucent Technologies, Inc.
  6.45%, due 3/15/29                         360,000         176,400
New Cingular Wireless
  Services, Inc.
  8.75%, due 3/1/31                          150,000         139,524
PAETEC Holding Corp.
  9.50%, due 7/15/15                           5,000           2,838
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11                         215,000         173,612
  Series B
  7.50%, due 2/15/14                         190,000         130,625
Qwest Corp.
  5.625%, due 11/15/08                        15,000          15,000
  7.50%, due 10/1/14                         180,000         138,600
  7.50%, due 6/15/23                         195,000         125,775
  8.875%, due 3/15/12                        100,000          87,500


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                           PRINCIPAL
                                              AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Sprint Nextel Corp.
  6.00%, due 12/1/16                   $      95,000   $      65,787
Windstream Regatta Holdings,
  Inc.
  11.00%, due 12/1/17 (b)                     40,000          18,800
                                                       -------------
                                                           1,354,286
                                                       -------------

TEXTILES 0.4%
INVISTA
  9.25%, due 5/1/12 (b)                      355,000         294,650
                                                       -------------

TRANSPORTATION 0.1%
KAR Holdings, Inc.
  8.75%, due 5/1/14                           10,000           6,500
  10.00%, due 5/1/15                         190,000         107,350
                                                       -------------
                                                             113,850
                                                       -------------

TRUCKING & LEASING 0.1%
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                         70,000          53,375
                                                       -------------
Total Corporate Bonds
  (Cost $26,184,196)                                      19,681,052
                                                       -------------


FOREIGN GOVERNMENT BONDS 22.4%
--------------------------------------------------------------------

ARGENTINA 0.1%
Republic of Argentina
  (zero coupon), due
  12/15/35                                 3,000,000         120,000
                                                       -------------

AUSTRIA 1.0%
Republic of Austria
  4.65%, due 1/15/18                   E     643,000         831,255
                                                       -------------


BRAZIL 2.2%
Brazil Nota do Tesouro
  Nacional
  Series F
  10.00%, due 1/1/12                   $   1,650,000         657,053
V  Federal Republic of
  Brazil
  8.25%, due 1/20/34                       1,011,000         980,670
  11.00%, due 8/17/40                        175,000         203,525
                                                       -------------
                                                           1,841,248
                                                       -------------

COLOMBIA 0.8%
Republic of Colombia
  7.375%, due 1/27/17                        400,000         360,000
  8.125%, due 5/21/24                        300,000         273,000
                                                       -------------
                                                             633,000
                                                       -------------

GERMANY 2.9%

V  Republic of Germany

  3.75%, due 1/4/17                          440,000         555,569
  4.25%, due 7/4/14                          665,000         883,377
  5.00%, due 7/4/11                          755,000       1,014,691
                                                       -------------
                                                           2,453,637
                                                       -------------

GREECE 1.8%
V  Hellenic Republic
  4.50%, due 5/20/14                       1,200,000       1,499,788
                                                       -------------


INDONESIA 0.4%
Republic of Indonesia
  6.875%, due 1/17/18                        240,000         157,131
  Series Reg S
  7.25%, due 4/20/15(b)                      180,000         138,600
                                                       -------------
                                                             295,731
                                                       -------------

LEBANON 0.2%
Republic of Lebanon
  8.25%, due 4/12/21                         275,000         200,750
                                                       -------------


MEXICO 2.4%
V  United Mexican States
  5.625%, due 1/15/17                        395,000         351,550
  9.00%, due 12/20/12                  M$ 20,600,000       1,632,631
                                                       -------------
                                                           1,984,181
                                                       -------------

PANAMA 1.2%
Republic of Panama
  6.70%, due 1/26/36                   $     243,000         189,540
  8.875%, due 9/30/27                        325,000         302,250
  9.375%, due 4/1/29                         550,000         533,500
                                                       -------------
                                                           1,025,290
                                                       -------------

PERU 0.6%
Republic of Peru
  6.55%, due 3/14/37                         300,000         207,000
  7.35%, due 7/21/25                         150,000         126,750
  8.75%, due 11/21/33                        152,000         138,320
                                                       -------------
                                                             472,070
                                                       -------------

PHILIPPINES 0.5%
Republic of Philippines
  9.50%, due 2/2/30                          250,000         255,000
  9.875%, due 1/15/19                        150,000         161,250
                                                       -------------
                                                             416,250
                                                       -------------

RUSSIA 0.6%
Russian Federation
  7.50%, due 3/31/30 (b)                     588,000         514,218
                                                       -------------


SOUTH AFRICA 0.2%
Republic of South Africa
  6.50%, due 6/2/14                          200,000         166,000
                                                       -------------





18    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                           PRINCIPAL
                                              AMOUNT           VALUE
FOREIGN GOVERNMENT BONDS (CONTINUED)
TURKEY 1.4%
Republic of Turkey
  (zero coupon), due 1/13/10           YTL   234,000   $     117,277
  7.25%, due 3/15/15                   $     400,000         328,000
  7.375%, due 2/5/25                         470,000         366,600
  9.50%, due 1/15/14                         350,000         329,000
                                                       -------------
                                                           1,140,877
                                                       -------------

UKRAINE 0.1%
Ukraine Government
  6.875%, due 3/4/11 (b)                     175,000         108,500
                                                       -------------


UNITED KINGDOM 5.0%
V  United Kingdom Treasury
  Bonds
  4.75%, due 9/7/15                    L   1,095,000       1,810,999
  5.00%, due 3/7/12                          970,000       1,628,492
  5.00%, due 3/7/18                          137,000         228,297
  6.00%, due 12/7/28                         285,000         523,955
                                                       -------------
                                                           4,191,743
                                                       -------------

URUGUAY 0.6%
Republic of Uruguay
  8.00%, due 11/18/22                  $     173,130         117,728
  9.25%, due 5/17/17                         450,000         378,000
                                                       -------------
                                                             495,728
                                                       -------------

VENEZUELA 0.4%
Republic of Venezuela
  6.00%, due 12/9/20                         300,000         124,500
  9.25%, due 5/7/28                          475,000         218,500
                                                       -------------
                                                             343,000
                                                       -------------
Total Foreign Government
  Bonds
  (Cost $21,715,138)                                      18,733,266
                                                       -------------


LOAN ASSIGNMENTS & PARTICIPATIONS 2.7%
--------------------------------------------------------------------


AEROSPACE & DEFENSE 0.1%

DAE Aviation Holdings
  Tranche B2 Term Loan
       7.17%, due 7/31/14                     46,923          34,254
  Tranche B1 Term Loan
       7.37%, due 7/31/14                     47,479          34,659
                                                       -------------
                                                              68,913
                                                       -------------

AUTOMOBILE 0.1%
Ford Motor Co.
  (zero coupon), due
  12/16/13                                   100,000          54,929
                                                       -------------


BUILDINGS & REAL ESTATE 0.2%
LNR Property Corp.
  Initial Tranche B Term
  Loan
  6.04%, due 7/12/11                         308,000         158,620
                                                       -------------


DIVERSIFIED/CONGLOMERATE SERVICE 0.1%
SunGuard Data Systems, Inc.
  Term Loan
  4.55%, due 2/28/14                         164,520         125,446
                                                       -------------


HEALTHCARE, EDUCATION & CHILDCARE 0.8%
Capella Healthcare, Inc.
  1st Lien Term Loan
  7.20%, due 3/2/15                           99,500          82,585
Community Health Systems,
  Inc.
  New Term Loan B
  5.16%, due 7/25/14                         183,762         146,757
HCA, Inc.
  Term Loan B
  6.01%, due 11/18/13                        402,825         331,474
Talecris Biotherapeutics,
  Inc.
  2nd Lien Term Loan
  9.31%, due 12/6/14                         120,000         104,400
                                                       -------------
                                                             665,216
                                                       -------------

MACHINERY 0.1%
BHM Technologies LLC
  1st Lien Term Loan
  6.50%, due 7/21/13                         294,894          66,351
                                                       -------------


PRINTING & PUBLISHING 0.3%
Nielsen Finance LLC
  Dollar Term Loan
  4.80%, due 8/9/13                          343,003         247,133
                                                       -------------


RETAIL STORE 0.2%
Neiman Marcus Group, Inc.
  (The)
  Term Loan B
  4.57%, due 4/6/13                          123,418          92,563
Toys "R" Us (Delaware), Inc.
  Term Loan
  9.59%, due 1/19/13                         145,000         104,219
                                                       -------------
                                                             196,782
                                                       -------------

TELECOMMUNICATIONS 0.2%
Alltel Communications, Inc.
  Term Loan B3
  5.50%, due 5/15/15                         158,400         150,827
                                                       -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                           PRINCIPAL
                                              AMOUNT           VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
UTILITIES 0.6%
Calpine Corp.
  1st Priority Term Loan
  6.65%, due 3/29/14                   $     342,413   $     273,074
TXU Corp.

  Term Loan B3
  6.44%, due 10/10/14                         99,000          76,812
  Term Loan B2
  6.66%, due 10/10/14                        227,700         177,511
                                                       -------------
                                                             527,397
                                                       -------------
Total Loan Assignments &
  Participations
  (Cost $3,086,964)                                        2,261,614
                                                       -------------


MORTGAGE-BACKED SECURITIES 0.8%
--------------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 0.8%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                       295,000         277,312
Bayview Commercial Asset
  Trust Series 2006-4A,
  Class A1
  3.489%, due 12/24/36
  (a)(b)(c)                                   87,389          74,564
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                        209,876         207,364
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                        72,865          71,537
Timberstar Trust
  Series 2006-1, Class A
  5.668%, due 10/15/36
  (b)(e)                                      40,000          36,206
Wachovia Bank Commercial
  Mortgage Trust Series
  2004-C14, Class A1
  3.477%, due 8/15/41                         17,936          17,681
                                                       -------------
Total Mortgage-Backed
  Securities
  (Cost $720,290)                                            684,664
                                                       -------------


MUNICIPAL BONDS 0.4%
--------------------------------------------------------------------

OHIO 0.2%
Buckeye, Ohio, Tobacco
  Settlement Financing
  Authority
  5.75%, due 6/1/34                          250,000         166,500
                                                       -------------

TEXAS 0.1%
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23                         120,000         118,760
                                                       -------------


WEST VIRGINIA 0.1%
Tobacco Settlement Finance
  Authority of West Virginia
  7.467%, due 6/1/47                         100,000          85,855
                                                       -------------
Total Municipal Bonds
  (Cost $462,543)                                            371,115
                                                       -------------

U.S. GOVERNMENT & FEDERAL AGENCIES 23.2%
--------------------------------------------------------------------

FANNIE MAE
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.1%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                         103,935         105,503
                                                       -------------


FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 0.4%
  3.00%, due 8/1/10                           66,043          65,251
  4.291%, due 3/1/35 (a)                      82,590          82,374
  5.028%, due 6/1/35 (a)                     195,573         196,012
                                                       -------------
                                                             343,637
                                                       -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION 11.0%
  4.625%, due 5/1/13                       1,135,000       1,098,465
  4.875%, due 5/18/12                      6,450,000       6,609,605
  5.125%, due 1/2/14                         150,000         146,561
  6.25%, due 2/1/11                        1,260,000       1,306,658
                                                       -------------
                                                           9,161,289
                                                       -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 3.7%
  5.50%, due 11/25/38 TBA
  (h)                                      1,670,000       1,631,381
  6.00%, due 9/1/34                           77,849          77,967
  6.00%, due 9/1/35                           79,737          79,949
  6.00%, due 11/25/38 TBA
  (h)                                        830,000         829,481
  6.50%, due 12/25/38 TBA
  (h)                                        390,000         394,509
                                                       -------------
                                                           3,013,287
                                                       -------------

FREDDIE MAC
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.2%
  Series 2632, Class NH
  3.50%, due 6/15/13                         146,268         144,001
                                                       -------------


  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 1.8%
  6.00%, due 8/15/32                               2               2
  6.00%, due 11/25/38 TBA
  (h)                                        710,000         710,000



20    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                           PRINCIPAL
                                              AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH
  SECURITIES) (CONTINUED)
  6.50%, due 12/25/38 TBA
  (h)                                  $     850,000   $     859,031
                                                       -------------
                                                           1,569,033
                                                       -------------

  OVERSEAS PRIVATE INVESTMENT CORPORATION 1.5%
  5.142%, due 12/15/23                     1,171,099       1,215,999
                                                       -------------


UNITED STATES TREASURY BOND 0.2%
  4.375%, due 2/15/38                        200,000         200,594
                                                       -------------


  UNITED STATES TREASURY NOTES 4.3%
  3.375%, due 6/30/13                         15,000          15,457
  4.00%, due 8/15/18                         280,000         280,372
  4.75%, due 8/15/17                       2,505,000       2,651,387
  4.875%, due 8/15/16                        640,000         682,050
                                                       -------------
                                                           3,629,266
                                                       -------------
Total U.S. Government & Federal Agencies
  (Cost $19,399,895)                                      19,382,609
                                                       -------------


YANKEE BONDS 9.8% (I)
--------------------------------------------------------------------

ADVERTISING 1.6%
AES El Salvador Trust
  6.75%, due 2/1/16 (b)                      200,000         144,501
Cia de Saneamento Basico do
  Estado de Sao Paulo
  7.50%, due 11/3/16 (b)                     215,000         156,950
Dresdner Bank A.G. for
  Kyivstar GSM
  7.75%, due 4/27/12 (b)                     275,000         253,000
Independencia International,
  Ltd.
  9.875%, due 1/31/17                        100,000          40,000
Majapahit Holding B.V.
  7.25%, due 6/28/17 (b)                     100,000          60,000
National Power Corp.
  6.875%, due 11/2/16 (b)                    200,000         150,000
Odebrecht Finance, Ltd.
  7.50%, due 10/18/17 (b)                    250,000         167,500
TNK-BP Finance S.A.
  7.875%, due 3/13/18 (b)                    300,000         132,000
UBS Luxembourg S.A. for OJSC
  Vimpel Communications
  Series Reg S
  8.25%, due 5/23/16 (b)                     300,000         153,000
Ultrapetrol Bahamas, Ltd.
  9.00%, due 11/24/14                        100,000          70,000
Virgin Media Finance PLC
  9.125%, due 8/15/16                         45,000          29,700
                                                       -------------
                                                           1,356,651
                                                       -------------

BANKS 0.5%
ATF Capital B.V.
  9.25%, due 2/21/14 (b)                     560,000         296,800
RSHB Capital S.A. for OJSC
  Russian Agricultural Bank
  6.97%, due 9/21/16                         100,000          57,500
TuranAlem Finance B.V.
  7.75%, due 4/25/13 (b)                     100,000          36,000
                                                       -------------
                                                             390,300
                                                       -------------

BEVERAGES 0.1%
Coca-Cola HBC Finance B.V.
  5.125%, due 9/17/13                         50,000          47,147
                                                       -------------


BIOTECHNOLOGY 0.2%
FMC Finance III S.A.
  6.875%, due 7/15/17                        155,000         123,225
                                                       -------------


BUILDING MATERIALS 0.6%
Asia Aluminum Holdings, Ltd.
  8.00%, due 12/23/11 (b)                    500,000         150,000
Votorantim Overseas IV
  7.75%, due 6/24/20                         400,000         321,000
                                                       -------------
                                                             471,000
                                                       -------------

CHEMICALS 0.1%
Nova Chemicals Corp.
  5.953%, due 11/15/13 (a)                    65,000          43,550
                                                       -------------


COAL 0.2%
Raspadskaya Securities, Ltd.
  7.50%, due 5/22/12                         290,000         141,387
                                                       -------------


COMMERCIAL SERVICES 0.0%++
Quebecor World, Inc.
  8.75%, due 3/15/16 (b)(g)                    5,000             700
  9.75%, due 1/15/15 (b)(g)                  160,000          22,400
                                                       -------------
                                                              23,100
                                                       -------------

DISTRIBUTION & WHOLESALE 0.2%
Marfrig Overseas, Ltd.
  9.625%, due 11/16/16                       365,000         175,200
                                                       -------------


DIVERSIFIED FINANCIAL SERVICES 0.1%
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (b)                     215,000          94,600
                                                       -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

AES China Generating Co., Ltd.
8.25%, due 6/26/10430,000388,541
Intergen N.V.
9.00%, due 6/30/17 (b)210,000168,000
Majapahit Holding B.V.
7.75%, due 10/17/16 (b)100,00065,000

621,541

ELECTRONICS 0.3%ELECTRONICS (CONTINUED)
NXP B.V./NXP Funding LLC
7.875%, due 10/15/14555,000274,725


ENERGY--ALTERNATE SOURCES 0.1%ENERGY--ALTERNATE SOURCES (CONTINUED) Paiton Energy Funding B.V.
9.34%, due 2/15/1496,10548,053


ENTERTAINMENT 0.3%ENTERTAINMENT (CONTINUED)
Galaxy Entertainment Finance Co., Ltd.
  Series Reg S
  9.875%, due 12/15/12500,000175,000
  9.875%, due 12/15/12 (b)150,00057,000

232,000

FOREST PRODUCTS & PAPER 0.4%FOREST PRODUCTS & PAPER (CONTINUED)
Catalyst Paper Corp.
Series D
8.625%, due 6/15/11210,000123,900
Smurfit Capital Funding PLC
7.50%, due 11/20/25300,000219,000

342,900

INSURANCE 0.0%++INSURANCE (CONTINUED)
Fairfax Financial Holdings, Ltd.
7.375%, due 4/15/1810,0007,600
  7.75%, due 7/15/3735,00022,750
  8.30%, due 4/15/2610,0007,500

37,850

IRON & STEEL 0.1%IRON & STEEL (CONTINUED)
Steel Capital S.A. for OAO Severstal
9.75%, due 7/29/13 (b)140,00058,800


LEISURE TIME 0.2%LEISURE TIME (CONTINUED)
Royal Caribbean Cruises, Ltd.
8.75%, due 2/2/11225,000193,500


MEDIA 1.5%MEDIA (CONTINUED)
BSKYB Finance UK PLC
6.50%, due 10/15/35 (b)95,00071,392
CanWest MediaWorks, Inc.
8.00%, due 9/15/1270,00044,800
CanWest MediaWorks, L.P.
9.25%, due 8/1/15 (b)120,00073,200
Grupo Televisa S.A.
6.00%, due 5/15/18290,000210,025
Independent News & Media
Finance, Ltd.
5.75%, due 5/17/09300,000368,982
Quebecor Media, Inc.
7.75%, due 3/15/16290,000200,825
Sun Media Corp.
7.625%, due 2/15/13210,000176,400
Videotron, Ltee
6.375%, due 12/15/15120,00091,200

1,236,824

MINING 0.1%MINING (CONTINUED)
ALROSA Finance S.A.
8.875%, due 11/17/14100,00055,500


OIL & GAS 1.4%OIL & GAS (CONTINUED)
Citic Resources Finance, Ltd.
6.75%, due 5/15/14 (b)200,000104,000
Gaz Capital S.A. (MTN)
4.56%, due 12/9/12500,000446,092
KazMunaiGaz Finance Sub B.V.
8.375%, due 7/2/13 (b)250,000167,500
Petroleos de Venezuela S.A.
5.25%, due 4/12/17770,000292,600
Salomon Brothers A.G. for OAO Siberian Oil Co.
10.75%, due 1/15/09100,00098,281
Tengizchevroil Finance Co. S.A.R.L.
6.124%, due 11/15/14 (b)92,86459,433

1,167,906

PHARMACEUTICALS 0.0%++PHARMACEUTICALS (CONTINUED)
Angiotech Pharmaceuticals, Inc.
6.56%, due 12/1/13 (a)60,00036,600


SAVINGS & LOANS 0.1%SAVINGS & LOANS (CONTINUED)
TransCapitalInvest, Ltd. for OJSC AK Transneft
8.70%, due 8/7/18 (b)200,000118,000





22    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                           PRINCIPAL
                                              AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
TELECOMMUNICATIONS 1.0%
Inmarsat Finance PLC
  (zero coupon), due
  11/15/12 10.375%,
  beginning 11/15/08                   $     250,000   $     198,750
Intelsat Subsidiary Holding
  Co., Ltd.
  8.50%, due 1/15/13 (b)                     210,000         182,700
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                        165,000         128,700
Nortel Networks, Ltd.
  10.75%, due 7/15/16 (b)                    140,000          73,850
  10.75%, due 7/15/16                        150,000          79,125
Shaw Communications, Inc.
  7.50%, due 11/20/13                        225,000         186,950
                                                       -------------
                                                             850,075
                                                       -------------

TRANSPORTATION 0.0%++
Kansas City Southern de
  Mexico S.A. de C.V.
  7.375%, due 6/1/14                          30,000          23,475
                                                       -------------
Total Yankee Bonds
  (Cost $12,728,755)                                       8,163,909
                                                       -------------
Total Long-Term Bonds
  (Cost $89,522,860)                                      73,223,343
                                                       -------------



                                              SHARES
COMMON STOCKS 0.3%
--------------------------------------------------------------------

ADVERTISING 0.0%++
Vertis Holdings, Inc. (e)                         70               1
                                                       -------------


AIRLINES 0.1%
Delta Air Lines, Inc. (j)                      8,152          89,509
                                                       -------------


MEDIA 0.1%
Adelphia Contingent Value
  Vehicle (c)(e)(g)(j)                       100,330           1,003
Haights Cross
  Communications, Inc.
  (c)(e)(j)(k)                                15,988          54,359
Ziff Davis (Physical certs)
  (c)(e)                                         267               3
                                                       -------------
                                                              55,365
                                                       -------------

RETAIL 0.0%++
Star Gas Partners, L.P. (j)                    6,025          13,376
                                                       -------------


SOFTWARE 0.1%
Quadramed Corp. (c)(j)                         5,117          30,446
                                                       -------------


TELECOMMUNICATIONS 0.0% ++
Loral Space &
  Communications, Ltd. (j)                     1,760          20,240
                                                       -------------
Total Common Stocks
  (Cost $358,098)                                            208,937
                                                       -------------


CONVERTIBLE PREFERRED STOCKS 1.3%
--------------------------------------------------------------------

BANKS 0.3%
Bank of America Corp.
  7.25% Series L                                 381         266,700
                                                       -------------


CHEMICALS 0.1%
Celanese Corp.
  4.25%                                        4,335          82,772
                                                       -------------


DIVERSIFIED FINANCIAL SERVICES 0.3%
Citigroup, Inc.
  8.75% Series C                                 595          12,715
Citigroup, Inc.
  6.50% Series T                               6,330         203,889
                                                       -------------
                                                             216,604
                                                       -------------

INSURANCE 0.1%
American International
  Group, Inc.
  8.50%                                        2,500          11,125
MetLife, Inc.
  6.38%                                        4,800          41,616
                                                       -------------
                                                              52,741
                                                       -------------

INVESTMENT COMPANY 0.0%++
Vale Capital, Ltd.
  5.50% Series RIO                             1,200          33,900
                                                       -------------


MINING 0.0%++
Freeport-McMoRan Copper &
  Gold, Inc.
  6.75%                                          610          29,756
                                                       -------------


PHARMACEUTICALS 0.2%
Schering-Plough Corp.
  6.00%                                        1,140         153,649
                                                       -------------


SOFTWARE 0.2%
QuadraMed Corp. (b)(c)
  5.50%                                       10,400         136,136
                                                       -------------


TELECOMMUNICATIONS 0.1%
Crown Castle International
  Corp.
  6.25%                                        2,900         109,475
                                                       -------------
Total Convertible Preferred
  Stocks
  (Cost $1,876,318)                                        1,081,733
                                                       -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23


                                              SHARES           VALUE
PREFERRED STOCK 0.3%
--------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS 0.3%
Sovereign Real Estate
  Investment Corp.
  12.00% (b)(c)(e)                               295   $     280,988
                                                       -------------
Total Preferred Stock
  (Cost $264,173)                                            280,988
                                                       -------------


                                           NUMBER OF
                                            WARRANTS           VALUE
WARRANTS 0.0%++
--------------------------------------------------------------------

MEDIA 0.0%++
Haights Cross
  Communications, Inc.
  Strike Price $0.001
  Expire 12/10/11
  (c)(e)(g)(k)                                   223   $         756
                                                       -------------
Total Warrants
  (Cost $36)                                                     756
                                                       -------------


                                           PRINCIPAL
                                              AMOUNT
SHORT-TERM INVESTMENT 14.0%
--------------------------------------------------------------------

REPURCHASE AGREEMENT 14.0%
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $11,710,568
  (Collateralized by a
  Federal Home Loan Bank
  Security with a rate of
  2.673% and a maturity date
  of 3/4/09 with a Principal
  Amount of $11,915,000 and
  a Market Value of
  $11,944,788)                         $  11,710,470      11,710,470
                                                       -------------
Total Short-Term Investment
  (Cost $11,710,470)                                      11,710,470
                                                       -------------
Total Investments
  (Cost $103,731,955) (l)                      103.5%     86,506,227
Liabilities in Excess of
  Cash and Other Assets                         (3.5)     (2,912,974)
                                               -----    ------------
Net Assets                                     100.0%  $  83,593,253
                                               =====    ============





+++  On a daily basis NYLIM confirms that the
     value of the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Floating rate. Rate shown is the rate in
     effect at October 31, 2008.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Illiquid security. The total market value
     of these securities at October 31, 2008
     is $1,024,932, which represents 1.3% of
     the Fund's net assets.
(d)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of the securities at October 31,
     2008 is $213,750, which represents 0.2%
     of the Fund's net assets.
(e)  Fair valued security. The total market
     value of these securities at October 31,
     2008 is $525,211, which represents 0.6%
     of the Fund's net assets.
(f)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(g)  Issue in default.
(h)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date
     will be determined upon settlement. The
     market value of these securities at
     October 31, 2008 is $4,424,402, which
     represents 5.3% of the Fund's net assets.
     All or a portion of these securities were
     acquired under a mortgage dollar roll
     agreement.
(i)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(j)  Non-income producing security.
(k)  Restricted security.
(l)  At October 31, 2008, cost is $104,420,788
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized appreciation   $    456,608
     Gross unrealized depreciation    (18,371,169)
                                     ------------
     Net unrealized depreciation     $(17,914,561)
                                     ============





The following abbreviations are used in the above portfolio:


L--British Pound Sterling
YTL--Turkish Lira
M$--Mexican Peso
E--Euro






24    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $92,021,485)      $ 74,795,757
Repurchase agreement, at value
  (identified cost $11,710,470)        11,710,470
Cash                                       21,920
Cash denominated in foreign
  currencies
  (identified cost $17,742)                15,419
Receivables:
  Dividends and interest                1,679,338
  Investment securities sold            1,175,347
  Fund shares sold                        112,357
Other assets                               30,463
Unrealized appreciation on foreign
  currency forward contracts              909,086
                                     ------------
     Total assets                      90,450,157
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       6,041,142
  Fund shares redeemed                     99,688
  Shareholder communication                51,319
  Transfer agent (See Note 3)              47,742
  Manager (See Note 3)                     37,402
  NYLIFE Distributors (See Note 3)         37,313
  Custodian                                36,366
  Professional fees                        31,947
  Trustees                                    303
Accrued expenses                            4,097
Dividend payable                          112,056
Unrealized depreciation on foreign
  currency forward contracts              357,529
                                     ------------
     Total liabilities                  6,856,904
                                     ------------
Net assets                           $ 83,593,253
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    116,730
Additional paid-in capital            106,690,653
                                     ------------
                                      106,807,383
Accumulated undistributed net
  investment income                     1,918,502
Accumulated net realized loss on
  investments, written option
  transactions and foreign currency
  transactions                         (8,427,863)
Net unrealized depreciation on
  investments                         (17,225,728)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                               520,959
                                     ------------
Net assets                           $ 83,593,253
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  9,989,561
                                     ============
Shares of beneficial interest
  outstanding                           1,387,005
                                     ============
Net asset value per share
  outstanding                        $       7.20
Maximum sales charge (4.50% of
  offering price)                            0.34
                                     ------------
Maximum offering price per share
  outstanding                        $       7.54
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 45,292,762
                                     ============
Shares of beneficial interest
  outstanding                           6,322,500
                                     ============
Net asset value per share
  outstanding                        $       7.16
Maximum sales charge (4.50% of
  offering price)                            0.34
                                     ------------
Maximum offering price per share
  outstanding                        $       7.50
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 18,567,333
                                     ============
Shares of beneficial interest
  outstanding                           2,598,995
                                     ============
Net asset value and offering price
  per share outstanding              $       7.14
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  9,484,255
                                     ============
Shares of beneficial interest
  outstanding                           1,328,310
                                     ============
Net asset value and offering price
  per share outstanding              $       7.14
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $    259,342
                                     ============
Shares of beneficial interest
  outstanding                              36,184
                                     ============
Net asset value and offering price
  per share outstanding              $       7.17
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                           $  6,660,565
  Dividends                               159,430
  Income from securities
     loaned--net                           50,084
                                     ------------
     Total income                       6,870,079
                                     ------------
EXPENSES:
  Manager (See Note 3)                    648,580
  Distribution--Class B (See Note
     3)                                   189,507
  Distribution--Class C (See Note
     3)                                    96,527
  Transfer agent--Investor Class
     (See Note 3)                          25,775
  Transfer agent--Class A (See Note
     3)                                   125,915
  Transfer agent--Classes B and C
     (See Note 3)                         120,906
  Transfer agent--Class I (See Note
     3)                                       419
  Distribution/Service--Investor
     Class (See Note 3)                    17,277
  Distribution/Service--Class A
     (See Note 3)                         152,944
  Service--Class B (See Note 3)            63,169
  Service--Class C (See Note 3)            32,176
  Custodian                                68,890
  Shareholder communication                64,976
  Registration                             60,067
  Professional fees                        51,259
  Recordkeeping (a)                        28,143
  Trustees                                  3,665
  Miscellaneous                            13,338
                                     ------------
     Total expenses before waiver       1,763,533
  Expense waiver from Manager (See
     Note 3)                              (64,252)
                                     ------------
     Net expenses                       1,699,281
                                     ------------
Net investment income                   5,170,798
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions              $ (2,334,162)
  Foreign currency transactions           763,252
                                     ------------
Net realized loss on investments,
  written option transactions and
  foreign currency transactions        (1,570,910)
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions               (21,427,811)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts           688,240
                                     ------------
Net change in unrealized
  appreciation on investments and
  foreign currency transactions       (20,739,571)
                                     ------------
Net realized and unrealized loss on
  investments, written option
  transactions and foreign currency
  transactions                        (22,310,481)
                                     ------------
Net decrease in net assets
  resulting from operations          $(17,139,683)
                                     ============



(a) Effective August 1, 2008, the pricing and recordkeeping services fee is included in the Manager fee.




26    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008           2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $  5,170,798   $  5,215,146
 Net realized gain (loss) on
  investments and foreign
  currency transactions          (1,570,910)     2,044,124
 Net change in unrealized
  appreciation on investments
  and foreign currency
  transactions                  (20,739,571)        75,872
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (17,139,683)     7,335,142
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                 (352,751)            --
    Class A                      (3,249,169)    (3,741,394)
    Class B                      (1,127,794)    (1,549,496)
    Class C                        (580,376)      (645,805)
    Class I                         (15,760)       (13,279)
                               ---------------------------
 Total dividends to
  shareholders                   (5,325,850)    (5,949,974)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         27,636,704     23,037,979
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       4,029,360      4,506,261
 Cost of shares redeemed        (34,655,359)   (32,150,036)
                               ---------------------------
    Decrease in net assets
     derived from capital
     share transactions          (2,989,295)    (4,605,796)
                               ---------------------------
    Net decrease in net
     assets                     (25,454,828)    (3,220,628)

NET ASSETS:
Beginning of year               109,048,081    112,268,709
                               ---------------------------
End of year                    $ 83,593,253   $109,048,081
                               ===========================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of year                $  1,918,502   $   (644,207)
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                          CLASS A
                            --------------    ---------------------------------------------------
                             FEBRUARY 28,
                                2008**
                                THROUGH
                              OCTOBER 31,                    YEAR ENDED OCTOBER 31,

                            ---------------------------------------------------------------------
                                 2008           2008       2007       2006       2005       2004
Net asset value at
  beginning of period           $  8.86       $  9.02    $  8.91    $  8.81    $  9.01    $  8.77
                                -------       -------    -------    -------    -------    -------
Net investment income (a)          0.29          0.44       0.45       0.40       0.39       0.40
Net realized and
  unrealized gain (loss)
  on investments                  (1.77)        (1.96)      0.21       0.18      (0.24)      0.37
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                     0.11          0.12      (0.04)     (0.01)      0.04      (0.05)
                                -------       -------    -------    -------    -------    -------
Total from investment
  operations                      (1.37)        (1.40)      0.62       0.57       0.19       0.72
                                -------       -------    -------    -------    -------    -------
Less dividends:
  From net investment
     income                       (0.29)        (0.46)     (0.51)     (0.47)     (0.39)     (0.48)
                                -------       -------    -------    -------    -------    -------
Net asset value at end of
  period                        $  7.20       $  7.16    $  9.02    $  8.91    $  8.81    $  9.01
                                =======       =======    =======    =======    =======    =======
Total investment return
  (b)(e)                         (15.88%)(c)   (16.27%)     7.14%      6.67%      2.11%      8.44%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            5.07% ++      5.13%      5.01%      4.60%      4.32%      4.48%
  Net expenses                     1.40% ++      1.30%      1.30%      1.30%      1.34%      1.41%
  Expenses (before waiver)         1.51% ++      1.34%      1.39%      1.46%      1.40%      1.41%
Portfolio turnover rate              81%(d)        81%        64%        87%(d)    105%        84%
Net assets at end of
  period (in 000's)             $ 9,990       $45,293    $68,637    $65,566    $40,076    $37,179




                                                     CLASS C
                               ---------------------------------------------------



                                              YEAR ENDED OCTOBER 31,

                               ---------------------------------------------------
                                 2008       2007       2006       2005       2004
Net asset value at
  beginning of period          $  8.99    $  8.89    $  8.78    $  8.99    $  8.75
                               -------    -------    -------    -------    -------
Net investment income (a)         0.37       0.38       0.34       0.32       0.33
Net realized and
  unrealized gain (loss)
  on investments                 (1.95)      0.20       0.18      (0.25)      0.39
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                    0.12      (0.04)     (0.01)      0.04      (0.06)
                               -------    -------    -------    -------    -------
Total from investment
  operations                     (1.46)      0.54       0.51       0.11       0.66
                               -------    -------    -------    -------    -------
Less dividends:
  From net investment
     income                      (0.39)     (0.44)     (0.40)     (0.32)     (0.42)
                               -------    -------    -------    -------    -------
Net asset value at end of
  period                       $  7.14    $  8.99    $  8.89    $  8.78    $  8.99
                               =======    =======    =======    =======    =======
Total investment return
  (b)(e)                        (16.88%)     6.23%      6.01%      1.23%      7.68%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           4.32%      4.26%      3.85%      3.57%      3.73%
  Net expenses                    2.11%      2.05%      2.05%      2.09%      2.16%
  Expenses (before waiver)        2.20%      2.13%      2.21%      2.15%      2.16%
Portfolio turnover rate             81%(d)     64%        87%(d)    105%        84%
Net assets at end of
  period (in 000's)            $ 9,484    $12,081    $12,355    $14,004    $14,449




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rate not including mortgage dollar rolls were 72% and
     66% for the years ended October 31, 2008 and 2006, respectively.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





28    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            CLASS B
      ---------------------------------------------------



                     YEAR ENDED OCTOBER 31,

      ---------------------------------------------------
        2008       2007       2006       2005       2004
      $  8.99    $  8.89    $  8.78    $  8.99    $  8.75
      -------    -------    -------    -------    -------
         0.37       0.38       0.34       0.32       0.33
        (1.95)      0.20       0.18      (0.25)      0.39

         0.12      (0.04)     (0.01)      0.04      (0.06)
      -------    -------    -------    -------    -------
        (1.46)      0.54       0.51       0.11       0.66
      -------    -------    -------    -------    -------

        (0.39)     (0.44)     (0.40)     (0.32)     (0.42)
      -------    -------    -------    -------    -------
      $  7.14    $  8.99    $  8.89    $  8.78    $  8.99
      =======    =======    =======    =======    =======
       (16.88%)     6.23%      6.01%      1.23%      7.68%

         4.32%      4.26%      3.85%      3.57%      3.73%
         2.11%      2.05%      2.05%      2.09%      2.16%
         2.20%      2.13%      2.21%      2.15%      2.16%
           81%(d)     64%        87%(d)    105%        84%
      $18,567    $28,069    $34,148    $71,515    $77,933




                                 CLASS I
      -------------------------------------------------------------
                                                         JANUARY 2,
                                                           2004**
                                                          THROUGH
                  YEAR ENDED OCTOBER 31,                OCTOBER 31,

      -------------------------------------------------------------
         2008        2007        2006         2005          2004
      $    9.02    $   8.91    $   8.81     $   9.02      $   8.96
      ---------    --------    --------     --------      --------
           0.47        0.48        0.43         0.42          0.33
          (1.94)       0.21        0.18        (0.25)         0.16

           0.11       (0.04)      (0.01)        0.04         (0.02)
      ---------    --------    --------     --------      --------
          (1.36)       0.65        0.60         0.21          0.47
      ---------    --------    --------     --------      --------

          (0.49)      (0.54)      (0.50)       (0.42)        (0.41)
      ---------    --------    --------     --------      --------
        $  7.17      $ 9.02      $ 8.91       $ 8.81        $ 9.02
      =========    ========    ========     ========      ========
         (15.86%)      7.50%       7.09%        2.32%         5.44%(c)

           5.49%       5.37%       4.94%        4.69%         4.77%++
           0.96%       0.96%       0.96%        0.97%         1.12%++
           1.03%       1.04%       1.12%        1.03%         1.12%++
             81%(d)      64%         87%(d)      105%           84%
        $   259      $  262      $  199       $  232        $   72




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Diversified Income Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares and Class B shares commenced on February 28, 1997. Class C shares commenced on September 1, 1998. Class I shares commenced on January 2, 2004. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans. As of October 31, 2008, 100% of total investments in loans were valued based on prices from such services.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or


30    MainStay Diversified Income Fund
less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund held securities with a value of $525,511 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and the Fund pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made.

                                                   mainstayinvestments.com    31

Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(I) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and


32    MainStay Diversified Income Fund

Liabilities. At October 31, 2008, the Fund did not hold unfunded commitments.

(J) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Funds assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(K) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(M) SECURITIES LENDING. In order to realized additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Funds' cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record

                                                   mainstayinvestments.com    33
realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(N) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5.)

(O) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

Effective August 1, 2008, the Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million, 0.55% on assets from $500 million to $1.0 billion and 0.50% on assets in excess of $1.0 billion. Prior to August 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of: 0.60% on assets up to $500 million and 0.55% on assets in excess of $500 million.

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.30%; Class B, 2.15%; Class C, 2.15%; and Class I, 0.96%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $648,580 and waived its fees in the amount of $64,252.



34    MainStay Diversified Income Fund

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

          OCTOBER 31,

   2009        2010       2011       TOTAL
 $190,789    $93,916    $64,252    $348,957
-------------------------------------------



Between March 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.30%; Class B, 2.05%; Class C, 2.05%; and Class I, 0.96%. Prior to March 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

Effective August 1, 2008, the monthly fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $28,143 for the period from November 1, 2007 to July 31, 2008.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $3,744 and $18,689, respectively for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $24, $295, $32,136 and $2,036, respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $273,015.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                         $7,235,029    16.0%
--------------------------------------------------
Class C                                 94     0.0++
--------------------------------------------------
Class I                                999     0.4
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel


                                                   mainstayinvestments.com    35
of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $3,871.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

                 ACCUMULATED          OTHER         UNREALIZED          TOTAL
 ORDINARY     CAPITAL AND OTHER     TEMPORARY      APPRECIATION      ACCUMULATED
  INCOME         GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$2,873,549       $(8,024,812)       $(129,012)     $(17,933,855)    $(23,214,130)




The difference between book-basis and tax basis unrealized depreciation is primarily due to distributions payable, defaulted bonds release, mark to market on foreign currency forward contracts, and wash sales deferrals.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

  ACCUMULATED       ACCUMULATED
 UNDISTRIBUTED     NET REALIZED     ADDITIONAL
NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
 INCOME (LOSS)      INVESTMENTS       CAPITAL
  $2,717,761        $(2,413,673)     $(304,088)




The reclassifications for the Fund are primarily due to mark to market on foreign currency gain (loss), paydowns gain (loss), expiring of a portion of the capital loss carryforwards, and partnership basis adjustments.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $8,024,812 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

       CAPITAL LOSS                  AMOUNTS
    AVAILABLE THROUGH                (000'S)
          2009                       $  943
          2010                        1,161
          2011                          523
          2014                        1,450
          2016                        3,948
----------------------------------------------------
                                     $8,025
----------------------------------------------------



The Fund had $319,118 of capital loss carryforwards that expired.

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                  2008          2007
Distribution paid from:
  Ordinary Income           $5,325,850    $5,949,974
----------------------------------------------------



NOTE 5--FOREIGN CURRENCY FORWARD CONTRACTS, FOREIGN CURRENCY TRANSACTIONS AND RESTRICTED SECURITIES:

As of October 31, 2008, the Fund held the following foreign currency forward contracts:

                                                         CONTRACT      CONTRACT        UNREALIZED
                                                           AMOUNT        AMOUNT     APPRECIATION/
                                                        PURCHASED          SOLD    (DEPRECIATION)
Foreign Currency Buy Contracts
-------------------------------------------------------------------------------------------------
Brazilian Real vs. U.S. Dollar, expiring 11/10/08   BRL 2,530,354    $1,157,455         $   7,618
-------------------------------------------------------------------------------------------------
Brazilian Real vs. U.S. Dollar, expiring 12/2/08    BRL 1,000,000       579,039          (122,714)
-------------------------------------------------------------------------------------------------
Mexican Peso vs. U.S. Dollar, expiring 11/7/08      MXN 2,581,859       203,200            (2,732)
-------------------------------------------------------------------------------------------------
Mexican Peso vs. U.S. Dollar, expiring 11/10/08     MXN17,786,152     1,368,840            10,915
-------------------------------------------------------------------------------------------------
Mexican Peso vs. U.S. Dollar, expiring 11/21/08     MXN 6,044,690       570,200          (102,834)
-------------------------------------------------------------------------------------------------






36    MainStay Diversified Income Fund

As of October 31, 2008, the Fund held the following foreign currency forward contracts (continued):

                                                         CONTRACT      CONTRACT
                                                           AMOUNT        AMOUNT
                                                             SOLD     PURCHASED
Foreign Currency Sale Contracts
Brazilian Real vs. U.S. Dollar, expiring 11/10/08   BRL 1,679,154    $  777,200          $  4,052
-------------------------------------------------------------------------------------------------
Brazilian Real vs. U.S. Dollar, expiring 11/24/08   BRL 1,636,845       735,000           (14,368)
-------------------------------------------------------------------------------------------------
Brazilian Real vs. U.S. Dollar, expiring 12/2/08    BRL 1,000,000       601,866           145,541
-------------------------------------------------------------------------------------------------
Euro Dollar vs. U.S. Dollar, expiring 11/24/08      EUR   686,822       897,676            22,966
-------------------------------------------------------------------------------------------------
Euro Dollar vs. U.S. Dollar, expiring 11/28/08      EUR 3,868,198     4,836,240           (89,389)
-------------------------------------------------------------------------------------------------
Mexican Peso vs. U.S. Dollar, expiring 11/7/08      MXN 5,671,000       500,000            59,676
-------------------------------------------------------------------------------------------------
Mexican Peso vs. U.S. Dollar, expiring 11/10/08     MXN28,596,270     2,460,000           241,653
-------------------------------------------------------------------------------------------------
Mexican Peso vs. U.S. Dollar, expiring 11/21/08     MXN 6,044,690       586,402           119,035
-------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 11/17/08   GBP 2,133,967     3,722,520           290,997
-------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 11/28/08   GBP   482,356       749,630           (25,492)
-------------------------------------------------------------------------------------------------
Turkish Lira vs. U.S. Dollar, expiring 11/10/08     TRY   144,500       100,000             6,633
-------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency
  forward contracts                                                                      $551,557
-------------------------------------------------------------------------------------------------



As of October 31, 2008, the Fund held the following foreign currencies:

           CURRENCY                 COST      VALUE
Argentinian Peso    ARS28,422    $ 9,209    $ 8,393
Canadian Dollar     CAD 8,438      8,508      7,000
Pound Sterling      GBP    16         25         26
---------------------------------------------------
                                 $17,742    $15,419
---------------------------------------------------



As of October 31, 2008, the Fund held the following restricted securities:

                                                        SHARES/PRINCIPAL
                                           DATE(S) OF      AMOUNT/NUMBER              10/31/08   PERCENTAGE OF
 SECURITY                                 ACQUISITION        OF WARRANTS       COST      VALUE      NET ASSETS
At Home Corp.
  Convertible Bond                            7/25/01            504,238   $  8,348   $     50             0.0%++
--------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Common Stock                                8/31/07             15,988    181,730     54,359             0.1
--------------------------------------------------------------------------------------------------------------
  Warrants                                    8/31/07                223         36        756             0.0++
--------------------------------------------------------------------------------------------------------------
QuadraMed Corp.
  Covertible Preferred Stock                  6/16/04             10,400    253,700    136,136             0.2
--------------------------------------------------------------------------------------------------------------
                                                                           $443,814   $191,301             0.3%
--------------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.


                                                   mainstayinvestments.com    37

NOTE 6--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of U.S. Government securities were $30,640 and $28,688, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $49,144 and $62,548, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                    SHARES          AMOUNT
Period ended October 31, 2008 (a):
Shares sold                       363,906     $ 3,194,393
Shares issued to
  shareholders in
  reinvestment of dividends        38,653         323,248
Shares redeemed                  (260,939)     (2,187,508)
                             ----------------------------
Net increase in shares
  outstanding before
  conversion                      141,620       1,330,133
Shares converted into
  Investor Class (See Note
  1)                            1,372,106      11,929,136
Shares converted from
  Investor Class (See Note
  1)                             (126,721)     (1,059,104)
                             ----------------------------
Net increase                    1,387,005    $ 12,200,165
                             ============================



(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                           SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                     1,626,679    $ 14,143,866
Shares issued to
  shareholders in
  reinvestment of dividends       288,892       2,478,099
Shares redeemed                (2,235,774)    (19,096,286)
                             ----------------------------
Net decrease in shares
  outstanding before
  conversion                     (320,203)     (2,474,321)
Shares converted into Class
  A (See Note 1)                  360,683       3,084,017
Shares converted from Class
  A (See Note 1)               (1,330,336)    (11,519,220)
                             ----------------------------
Net decrease                   (1,289,856)   $(10,909,524)
                             ============================
Year ended October 31,
  2007:
Shares sold                     1,149,704    $ 10,304,191
Shares issued to
  shareholders in
  reinvestment of dividends       327,021       2,928,502
Shares redeemed                (1,646,829)    (14,791,791)
                             ----------------------------
Net decrease in shares
  outstanding before
  conversion                     (170,104)     (1,559,098)
Shares converted from Class
  B (See Note 1)                  427,323       3,826,085
                             ----------------------------
Net increase                      257,219    $  2,266,987
                             ============================




 CLASS B                           SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                       542,124     $ 4,710,795
Shares issued to
  shareholders in
  reinvestment of dividends        98,845         843,502
Shares redeemed                  (881,629)     (7,509,537)
                             ----------------------------
Net decrease in shares
  outstanding before
  conversion                     (240,660)     (1,955,240)
Shares converted from Class
  B (See Note 1)                 (281,916)     (2,434,829)
                             ----------------------------
Net decrease                     (522,576)    $(4,390,069)
                             ============================
Year ended October 31,
  2007:
Shares sold                       413,771     $ 3,700,995
Shares issued to
  shareholders in
  reinvestment of dividends       127,495       1,139,305
Shares redeemed                  (833,891)     (7,460,313)
                             ----------------------------
Net decrease in shares
  outstanding before
  conversion                     (292,625)     (2,620,013)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                   (428,453)     (3,826,085)
                             ----------------------------
Net decrease                     (721,078)   $ (6,446,098)
                             ============================






38    MainStay Diversified Income Fund

 CLASS C                           SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                       628,002     $ 5,486,628
Shares issued to
  shareholders in
  reinvestment of dividends        43,358         370,512
Shares redeemed                  (687,173)     (5,808,860)
                             ----------------------------
Net decrease                      (15,813)    $    48,280
                             ============================
Year ended October 31,
  2007:
Shares sold                     1,011,064     $ 8,957,253
Shares issued to
  shareholders in
  reinvestment of dividends        47,679         425,175
Shares redeemed                (1,105,039)     (9,869,120)
                             ----------------------------
Net decrease                      (46,296)    $  (486,692)
                             ============================




 CLASS I                           SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                        11,549      $  101,022
Shares issued to
  shareholders in
  reinvestment of dividends         1,641          13,999
Shares redeemed                    (6,028)        (53,168)
                             ----------------------------
Net increase                        7,162        $ 61,853
                             ============================
Year ended October 31,
  2007:
Shares sold                         8,384        $ 75,540
Shares issued to
  shareholders in
  reinvestment of dividends         1,483          13,279
Shares redeemed                    (3,212)        (28,812)
                             ----------------------------
Net increase                        6,655        $ 60,007
                             ============================



NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Diversified Income Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Diversified Income Fund of The MainStay Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008



40    MainStay Diversified Income Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay Diversified Income Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider

                                                   mainstayinvestments.com    41
of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position


42    MainStay Diversified Income Fund
is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.


                                                   mainstayinvestments.com    43

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreements for one year.



44    MainStay Diversified Income Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2008, the Fund designates approximately $115,184 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 93.9% for qualified interest income and 1.3% for the corporate dividend received deduction..

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distribution received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



                                                   mainstayinvestments.com    45

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST                                        COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Trustee since   Managers and President and                   since September 2008 (3
9/24/60    September       Chief Executive Officer                      funds); Director, Eclipse
           2008            (since April 2008) of New                    Funds Inc. since September
                           York Life Investment                         2008, (22 funds); Director,
                           Management LLC and New York                  ICAP Funds, Inc., since
                           Life Investment Management                   September 2008 (4 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."



46    MainStay Diversified Income Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Trustee since   Capital Management;                         since 2007 (3 funds);
JR.        2007            President--Shields/Alli-                    Director, Eclipse Funds
11/16/46                   ance, Alliance Capital                      Inc. since 2007 (22
                           Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    47

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.



           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------






48    MainStay Diversified Income Fund

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    49

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO14645              (RECYCLE LOGO)         MS308-08         MSDI11-12/08
                                                                          16

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 LARGE CAP GROWTH FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 LARGE CAP GROWTH FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            29
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  30
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        34
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       34
---------------------------------------------

TRUSTEES AND OFFICERS                      35

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE      TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
---------------------------------------------------
With sales charges          (39.74%)0.52%     0.31%
Excluding sales charges     (36.23) 1.66      0.88




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE      TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
---------------------------------------------------
With sales charges          (39.86%)0.48%     0.29%
Excluding sales charges     (36.36) 1.62      0.86




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS B SHARES(4)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE      TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
---------------------------------------------------
With sales charges          (40.03%)0.49%     0.12%
Excluding sales charges     (36.88) 0.88      0.12




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)

1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the Mainstay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and Class R2 shares are only available through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified

THE FOOTNOTES ON THE FOLLOWING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(4)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE      TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
---------------------------------------------------
With sales charges          (37.42%)0.88%     0.12%
Excluding sales charges     (36.79) 0.88      0.12




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS I SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                   ONE        FIVE      TEN
TOTAL RETURNS                   YEAR       YEARS    YEARS
-----------------------------------------------------------
                               (36.05%)     2.12%     1.24%




                                                            (PERFORMANCE GRAPH)



CLASS R1 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                    ONE       FIVE      TEN
TOTAL RETURNS                    YEAR      YEARS    YEARS
-----------------------------------------------------------
                               (36.11%)     1.97%     1.11%




                                                            (PERFORMANCE GRAPH)

   or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. On April 1, 2005, FMI Winslow Growth Fund was reorganized into MainStay Large Cap Growth Fund Class A shares. Prior to the reorganization, FMI Winslow Growth Fund had no sales charge and its total net expenses were capped at 1.30%. The total expenses of MainStay Large Cap Growth Fund Class A shares are currently capped at 1.18%. Fund performance for all share classes prior to April 1, 2005, has not been adjusted to reflect the current sales charge and expense cap; had it been, the performance shown might have been lower.
2. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund (a predecessor to the Fund) through March 31, 2005, adjusted to reflect the current maximum sales charge applicable to Class A shares. Unadjusted, the performance shown for Class A shares might have been lower.
4. Performance figures for Class B, Class C, Class I, Class R1 and Class R2 shares, each of which was first offered to the public on April 1, 2005, include the historical performance of Class A shares through March 31, 2005, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class B, C, I, R1 and R2 shares might have been lower.
5. Performance figures for Class R3 shares which were first offered to the public on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.

THE FOOTNOTE ON THE PRECEDING PAGE AND THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Large Cap Growth Fund

CLASS R2 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      ONE      FIVE      TEN
TOTAL RETURNS      YEAR     YEARS    YEARS
--------------------------------------------
                  (36.22%)   1.72%     0.86%




                                                            (PERFORMANCE GRAPH)



CLASS R3 SHARES(5)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      ONE      FIVE      TEN
TOTAL RETURNS      YEAR     YEARS    YEARS
--------------------------------------------
                  (36.36%)   1.44%     0.60%




                                                            (PERFORMANCE GRAPH)




 BENCHMARK PERFORMANCE                      ONE     FIVE     TEN
                                           YEAR    YEARS    YEARS
-----------------------------------------------------------------------
Russell 1000(R) Growth Index(6)             (36.95%) (1.29%)  (2.10%)
S&P 500(R) Index(7)                         (36.10)   0.26     0.40
Average Lipper large-cap growth fund(8)     (38.55)  (1.58)   (0.71)



6. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
7. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

On April 1, 2005, FMI Winslow Growth Fund was reorganized as MainStay Large Cap Growth Fund Class A shares. Performance for MainStay Large Cap Growth Fund Class A shares includes the historical performance of the FMI Winslow Growth Fund from inception (July 1, 1995) through March 31, 2005 adjusted to reflect the current maximum sales charge applicable and fees and expenses for such shares. Performance for Class B, C, and I shares, first offered April 1, 2005, include the historical performance of Class A shares adjusted for differences in certain contractual expenses and fees. Performance for Investor Class shares, first offered February 28, 2008, includes the historical performance of Class A shares from inception (July 1, 1995) through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Prior to the reorganization (July 1, 1995, through March 31, 2005), the Fund operated as the FMI Winslow Growth Fund, had no sales charge, and its total net expenses were capped at 1.30%. The total expenses of MainStay Large Cap Growth Fund Class A shares are currently capped at 1.18%. Fund performance for all share classes prior to April 1, 2005, has not been adjusted to reflect the current expense cap. If the above adjustments had not been made, or if Fund performance for all share classes prior to April 1, 2005, had been adjusted to reflect the current expense caps, the performance numbers shown would have been different.


THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY LARGE CAP GROWTH FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $687.10         $5.85          $1,018.20         $ 7.00
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $686.70         $5.05          $1,019.20         $ 6.04
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $684.10         $9.02          $1,014.40         $10.79
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $684.10         $9.02          $1,014.40         $10.79
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $688.20         $3.39          $1,021.10         $ 4.06
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00        $687.90         $3.82          $1,020.60         $ 4.57
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00        $687.00         $4.88          $1,019.40         $ 5.84
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00        $686.70         $5.94          $1,018.10         $ 7.10
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.38% for Investor Class, 1.19% for Class A, 2.13% for Class B and Class C, 0.80% for Class I, 0.90% for Class R1, 1.15% for Class R2 and 1.40% for Class
   R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.



8    MainStay Large Cap Growth Fund

 INDUSTRY COMPOSITION AS OF OCTOBER 31, 2008




Communications Equipment                  7.5%
Biotechnology                             7.4
Food & Staples Retailing                  6.3
IT Services                               6.1
Computers & Peripherals                   5.6
Health Care Equipment & Supplies          5.6
Aerospace & Defense                       4.6
Machinery                                 4.6
Software                                  4.6
Health Care Providers & Services          4.2
Internet Software & Services              3.8
Chemicals                                 3.7
Life Sciences Tools & Services            3.5
Road & Rail                               3.4
Pharmaceuticals                           3.2
Capital Markets                           2.6
Multiline Retail                          2.5
Energy Equipment & Services               2.2
Oil, Gas & Consumable Fuels               2.2
Construction & Engineering                2.1
Trading Companies & Distributors          1.8
Household Products                        1.6
Air Freight & Logistics                   1.3
Diversified Financial Services            1.3
Internet & Catalog Retail                 1.1
Electrical Equipment                      1.0
Electronic Equipment & Instruments        1.0
Specialty Retail                          1.0
Electric Utilities                        0.8
Short-Term Investment                     5.5
Liabilities in Excess of Cash and
  Other Assets                           (2.1)
                                        =====
                                        100.0%
                                        =====



See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Medco Health Solutions, Inc.
    2.  QUALCOMM, Inc.
    3.  Gilead Sciences, Inc.
    4.  Genzyme Corp.
    5.  Monsanto Co.
    6.  Danaher Corp.
    7.  Microsoft Corp.
    8.  Hewlett-Packard Co.
    9.  Wal-Mart Stores, Inc.
   10.  Visa, Inc. Class A






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CLARK J. WINSLOW, JUSTIN H. KELLY, CFA, AND R. BART WEAR, CFA, OF WINSLOW CAPITAL MANAGEMENT, LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY LARGE CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Large Cap Growth Fund returned -36.23% for Investor Class shares,(1) -36.36% for Class A shares, -36.88% for Class B shares and -36.79% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund returned -36.05% for Class
I shares, -36.11% for Class R1 shares, -36.22% for Class R2 shares and -36.36% for Class R3 shares.
All share classes outperformed the -38.55% return of the average Lipper(2) large-cap growth fund and the -36.95% return of the Russell 1000(R) Growth Index for the 12 months ended October 31, 2008. The Russell 1000(R) Growth Index(3) is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE?

Since we were concerned about the duration and depth of global credit-market problems, the Fund had nearly zero exposure to some of the weakest financial companies during the reporting period. Our stock selections in the health care, energy, materials and financials sectors all contributed positively to the Fund's performance relative to the Russell 1000(R) Growth Index. In contrast, stock selection in the consumer staples, consumer discretionary and information technology sectors detracted from the Fund's relative performance.

WHICH SECTORS WERE AMONG THE FUND'S STRONGEST PERFORMERS FOR THE 12 MONTHS ENDED OCTOBER 31, 2008, AND WHICH SECTORS WERE THE WEAKEST?

Even in a broadly declining market, some sectors and securities performed better than others. The three strongest-contributing sectors relative to the Russell 1000(R) Growth Index were materials, health care and energy. The three weakest-contributing sectors were telecommunication services, consumer staples and information technology.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE RETURN AND WHICH STOCKS WERE PARTICULARLY WEAK?

The three stocks that made the strongest contribution to the Fund's absolute performance were all in the energy sector: Southwestern Energy, Peabody Energy and Apache. Although Peabody Energy generated a negative total return, the position strongly outpaced the Fund as a whole. The three stocks that detracted the most from the Fund's absolute performance were Schlumberger Ltd., SPX and Research in Motion.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund established a position in Charles Schwab, based on the company's strong account growth and ability to control expenses. The Fund also initiated a position in Target to take advantage of the stock's attractive valuation. We believed that the company would be able to gain market share in a difficult economic environment.

Southwestern Energy had been a particularly strong contributor to the Fund's performance since its purchase in early 2007. We began trimming the position in late 2007 and sold it completely in June 2008 because of its high valuation. We also had concerns about whether high natural gas prices could be sustained. We sold Research in Motion because of a lower-than-anticipated profit margin and deteriorating growth in the mobile phone industry.

WERE THERE ANY CHANGES TO THE FUND'S WEIGHTINGS DURING THE REPORTING PERIOD?

During the reporting period, the Fund's largest weighting increase was in health care, which moved the Fund from slightly overweight to substantially overweight relative to the Russell 1000(R) Growth Index. We also increased the Fund's allocation to industrials from underweight to overweight relative to the benchmark.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth-stock underperformance, the Fund's performance may suffer. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 7 for more information on Lipper Inc.
3. See footnote on page 7 for more information on the Russell 1000(R) Growth Index.


10    MainStay Large Cap Growth Fund

The Fund's largest weighting decreases were in information technology, which moved from overweight to underweight relative to the Russell 1000(R) Growth Index, and telecommunication services, which remained overweight but by a smaller margin. The Fund also decreased its already underweight positions in the consumer staples and consumer discretionary sectors during the reporting period.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

The Fund's sector weights are principally driven by our bottom-up stock selection process. The Fund's largest current overweight position is health care, with a focus on biotechnology companies and those companies that we believe will be the beneficiaries of the generic drug movement. In light of technology cycles and price pressures, the Fund has deemphasized pharmaceutical companies and medical devices.

Despite fiscal and monetary stimulus, lower home prices, high energy costs, food inflation and deleveraging have prompted us to keep the Fund substantially underweight in the consumer staples and consumer discretionary sectors.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                        SHARES             VALUE
COMMON STOCKS 96.6%+
----------------------------------------------------------------

AEROSPACE & DEFENSE 4.6%

Precision Castparts Corp.               284,400   $   18,431,964
Rockwell Collins, Inc.                  465,000       17,311,950
United Technologies Corp.               666,400       36,625,344
                                                  --------------
                                                      72,369,258
                                                  --------------

AIR FREIGHT & LOGISTICS 1.3%

C.H. Robinson Worldwide,
  Inc.                                  388,300       20,106,174
                                                  --------------

BIOTECHNOLOGY 7.4%

Cephalon, Inc. (a)                      206,100       14,781,492
V  Genzyme Corp. (a)                    676,900       49,332,472
V  Gilead Sciences, Inc. (a)          1,135,100       52,044,335
                                                  --------------
                                                     116,158,299
                                                  --------------

CAPITAL MARKETS 2.6%

BlackRock, Inc.                         116,300       15,274,842
Charles Schwab Corp. (The)            1,307,400       24,997,488
                                                  --------------
                                                      40,272,330
                                                  --------------

CHEMICALS 3.7%

Ecolab, Inc.                            286,200       10,663,812
V  Monsanto Co.                         537,400       47,817,852
                                                  --------------
                                                      58,481,664
                                                  --------------

COMMUNICATIONS EQUIPMENT 7.5%

Cisco Systems, Inc. (a)               2,246,700       39,923,859
Juniper Networks, Inc. (a)              800,500       15,001,370
V  QUALCOMM, Inc.                     1,630,200       62,371,452
                                                  --------------
                                                     117,296,681
                                                  --------------

COMPUTERS & PERIPHERALS 5.6%

Apple, Inc. (a)                         227,300       24,455,207
EMC Corp. (a)                         1,416,100       16,681,658
V  Hewlett-Packard Co.                1,211,800       46,387,704
                                                  --------------
                                                      87,524,569
                                                  --------------

CONSTRUCTION & ENGINEERING 2.1%

Fluor Corp.                             352,300       14,067,339
Quanta Services, Inc. (a)               926,000       18,297,760
                                                  --------------
                                                      32,365,099
                                                  --------------

DIVERSIFIED FINANCIAL SERVICES 1.3%

IntercontinentalExchange,
  Inc. (a)                              242,540       20,751,722
                                                  --------------

ELECTRIC UTILITIES 0.8%

FirstEnergy Corp.                       240,900       12,565,344
                                                  --------------

ELECTRICAL EQUIPMENT 1.0%
First Solar, Inc. (a)                   111,100       15,965,070
                                                  --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 1.0%

Dolby Laboratories, Inc.
  Class A (a)                           505,800       15,968,106
                                                  --------------

ENERGY EQUIPMENT & SERVICES 2.2%

FMC Technologies, Inc. (a)              445,100       15,574,049
Weatherford International,
  Ltd. (a)                            1,091,600       18,426,208
                                                  --------------
                                                      34,000,257
                                                  --------------

FOOD & STAPLES RETAILING 6.3%

Costco Wholesale Corp.                  331,300       18,887,413
CVS Caremark Corp.                    1,163,000       35,645,950
V  Wal-Mart Stores, Inc.                774,400       43,219,264
                                                  --------------
                                                      97,752,627
                                                  --------------

HEALTH CARE EQUIPMENT & SUPPLIES 5.6%

Alcon, Inc.                             157,500       13,878,900
Baxter International, Inc.              498,900       30,178,461
Mindray Medical
  International,
  Ltd., ADR (b)                         669,990       14,444,984
St. Jude Medical, Inc. (a)              784,100       29,819,323
                                                  --------------
                                                      88,321,668
                                                  --------------

HEALTH CARE PROVIDERS & SERVICES 4.2%

V  Medco Health Solutions,
  Inc. (a)                            1,733,600       65,790,120
                                                  --------------

HOUSEHOLD PRODUCTS 1.6%

Procter & Gamble Co. (The)              383,100       24,725,274
                                                  --------------

INTERNET & CATALOG RETAIL 1.1%

Priceline.com, Inc. (a)                 323,700       17,036,331
                                                  --------------

INTERNET SOFTWARE & SERVICES 3.8%

Equinix, Inc. (a)                       357,400       22,308,908
Google, Inc. Class A (a)                104,780       37,653,741
                                                  --------------
                                                      59,962,649
                                                  --------------

IT SERVICES 6.1%

Cognizant Technology
  Solutions Corp. Class A
  (a)                                 1,491,000       28,627,200
Mastercard, Inc. Class A                177,000       26,164,140
V  Visa, Inc. Class A                   734,800       40,671,180
                                                  --------------
                                                      95,462,520
                                                  --------------

LIFE SCIENCES TOOLS & SERVICES 3.5%

Illumina, Inc. (a)                      493,800       15,223,854
Thermo Fisher Scientific,
  Inc. (a)                              972,300       39,475,380
                                                  --------------
                                                      54,699,234
                                                  --------------


 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.


12    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES             VALUE
COMMON STOCKS (CONTINUED)
MACHINERY 4.6%

V  Danaher Corp.                        801,200   $   47,463,088
SPX Corp.                               643,300       24,921,442
                                                  --------------
                                                      72,384,530
                                                  --------------

MULTILINE RETAIL 2.5%
Kohl's Corp. (a)                        453,700       15,938,481
Target Corp.                            563,900       22,623,668
                                                  --------------
                                                      38,562,149
                                                  --------------

OIL, GAS & CONSUMABLE FUELS 2.2%

CONSOL Energy, Inc.                     410,300       12,879,317
Southwestern Energy Co. (a)             609,900       21,724,638
                                                  --------------
                                                      34,603,955
                                                  --------------

PHARMACEUTICALS 3.2%

Allergan, Inc.                          450,800       17,883,236
Teva Pharmaceutical
  Industries, Ltd.,
  Sponsored ADR (b)                     765,700       32,833,216
                                                  --------------
                                                      50,716,452
                                                  --------------

ROAD & RAIL 3.4%

Norfolk Southern Corp.                  342,300       20,517,462
Union Pacific Corp.                     488,000       32,583,760
                                                  --------------
                                                      53,101,222
                                                  --------------

SOFTWARE 4.6%

V  Microsoft Corp.                    2,078,000       46,401,740
Oracle Corp. (a)                      1,372,100       25,095,709
                                                  --------------
                                                      71,497,449
                                                  --------------

SPECIALTY RETAIL 1.0%

Lowe's Cos., Inc.                       721,600       15,721,644
                                                  --------------

TRADING COMPANIES & DISTRIBUTORS 1.8%
Fastenal Co.                            696,400       28,037,064
                                                  --------------
Total Common Stocks
  (Cost $1,840,496,837)                            1,512,199,461
                                                  --------------


                                      PRINCIPAL
                                        AMOUNT             VALUE
SHORT-TERM INVESTMENT 5.5%
----------------------------------------------------------------

REPURCHASE AGREEMENT 5.5%
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $85,614,054
  (Collateralized by a
  Federal Home Loan Bank
  Security with a rate of
  2.67% and a maturity date
  of 3/4/09, with a
  Principal Amount of
  $87,110,000 and a
  Market Value of
  $87,327,775)                      $85,613,341   $   85,613,341
                                                  --------------
Total Short-Term Investment
  (Cost $85,613,341)                                  85,613,341
                                                  --------------
Total Investments
  (Cost $1,926,110,178) (c)               102.1%   1,597,812,802
Liabilities in Excess of
  Cash and Other Assets                    (2.1)     (32,720,641)
                                          -----     ------------
Net Assets                                100.0%  $1,565,092,161
                                          =====     ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At October 31, 2008, cost is
     $1,948,785,309 for federal income tax
     purposes and net unrealized depreciation is as follows:



     Gross unrealized appreciation   $  17,548,402
     Gross unrealized depreciation    (368,520,909)
                                     -------------
     Net unrealized depreciation     $(350,972,507)
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value

  (identified cost $1,926,110,178)  $1,597,812,802
Receivables:
  Fund shares sold                      19,530,852
  Investment securities sold            12,662,899
  Dividends and interest                   325,863
Other assets                                97,747
                                    --------------
     Total assets                    1,630,430,163
                                    --------------
LIABILITIES:
Payables:
  Investment securities purchased       55,496,160
  Fund shares redeemed                   7,976,965
  Transfer agent (See Note 3)              726,168
  Manager (See Note 3)                     601,208
  NYLIFE Distributors (See Note 3)         254,989
  Shareholder communication                154,770
  Professional fees                         81,832
  Custodian                                 32,010
  Trustees                                   5,172
Accrued expenses                             8,728
                                    --------------
  Total liabilities                     65,338,002
                                    --------------
Net assets                          $1,565,092,161
                                    ==============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                 $    3,308,343
Additional paid-in capital           2,170,822,845
                                    --------------
                                     2,174,131,188
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (280,741,651)
Net unrealized depreciation on
  investments                         (328,297,376)
                                    --------------
Net assets                          $1,565,092,161
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $   46,762,220
                                    ==============
Shares of beneficial interest
  outstanding                            9,958,275
                                    ==============
Net asset value per share
  outstanding                       $         4.70
Maximum sales charge (5.50% of
  offering price)                             0.27
                                    --------------
Maximum offering price per share
  outstanding                       $         4.97
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $  495,183,849
                                    ==============
Shares of beneficial interest
  outstanding                          105,442,134
                                    ==============
Net asset value per share
  outstanding                       $         4.70
Maximum sales charge (5.50% of
  offering price)                             0.27
                                    --------------
Maximum offering price per share
  outstanding                       $         4.97
                                    ==============
CLASS B
Net assets applicable to
  outstanding shares                $   65,996,409
                                    ==============
Shares of beneficial interest
  outstanding                           14,439,977
                                    ==============
Net asset value and offering price
  per share outstanding             $         4.57
                                    ==============
CLASS C
Net assets applicable to
  outstanding shares                $   93,248,579
                                    ==============
Shares of beneficial interest
  outstanding                           20,417,593
                                    ==============
Net asset value and offering price
  per share outstanding             $         4.57
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $  761,457,932
                                    ==============
Shares of beneficial interest
  outstanding                          158,977,907
                                    ==============
Net asset value and offering price
  per share outstanding             $         4.79
                                    ==============
CLASS R1
Net assets applicable to
  outstanding shares                $   62,343,979
                                    ==============
Shares of beneficial interest
  outstanding                           13,094,965
                                    ==============
Net asset value and offering price
  per share outstanding             $         4.76
                                    ==============
CLASS R2
Net assets applicable to
  outstanding shares                $   35,409,939
                                    ==============
Shares of beneficial interest
  outstanding                            7,503,052
                                    ==============
Net asset value and offering price
  per share outstanding             $         4.72
                                    ==============
CLASS R3
Net assets applicable to
  outstanding shares                $    4,689,254
                                    ==============
Shares of beneficial interest
  outstanding                            1,000,354
                                    ==============
Net asset value and offering price
  per share outstanding             $         4.69
                                    ==============







14    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $   9,156,445
  Interest                                 914,737
  Income from securities loaned-net        782,454
                                     -------------
     Total income                       10,853,636
                                     -------------
EXPENSES:
  Manager (See Note 3)                  11,206,731
  Transfer agent--Investor Class
     (See Note 3)                          123,913
  Transfer agent--Class A (See Note
     3)                                    893,608
  Transfer agent--Classes B and C
     (See Note 3)                          644,400
  Transfer agent--Classes I, R1, R2
     and R3
     (See Note 3)                        1,258,442
  Distribution/Service--Investor
     Class
     (See Note 3)                           89,156
  Distribution/Service--Class A
     (See Note 3)                        1,035,027
  Service--Class B (See Note 3)            266,923
  Service--Class C (See Note 3)            225,661
  Distribution/Service--Class R2
     (See Note 3)                           87,181
  Distribution/Service--Class R3
     (See Note 3)                            6,042
  Distribution--Class B (See Note
     3)                                    800,770
  Distribution--Class C (See Note
     3)                                    676,983
  Distribution--Class R3 (See Note
     3)                                      6,042
  Shareholder communication                275,455
  Professional fees                        193,648
  Registration                             143,491
  Recordkeeping (b)                        129,867
  Shareholder service--Class R1
     (See Note 3)                           73,620
  Shareholder service--Class R2
     (See Note 3)                           34,872
  Shareholder service--Class R3
     (See Note 3)                            2,417
  Trustees                                  61,252
  Custodian                                 34,486
  Miscellaneous                             68,792
                                     -------------
     Total expenses before waiver       18,338,779
  Expense waiver from Manager (See
     Note 3)                            (1,454,942)
                                     -------------
     Net expenses                       16,883,837
                                     -------------
Net investment loss                     (6,030,201)
                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions              $(146,551,381)
  Foreign currency transactions                515
                                     -------------
Net realized loss on investments
  and foreign currency transactions   (146,550,866)
                                     -------------
Net change in unrealized
  appreciation on investments         (579,518,985)
                                     -------------
Net realized and unrealized loss on
  investments and foreign currency
  transactions                        (726,069,851)
                                     -------------
Net decrease in net assets
  resulting from operations          $(732,100,052)
                                     =============




(a) Dividends recorded net of foreign withholding taxes in the amount of $52,078.
(b) Effective August 1, 2008, the pricing and recordkeeping services fee is included in the Manager fee.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008             2007
INCREASE IN NET ASSETS:
Operations:
 Net investment loss         $   (6,030,201)  $   (3,820,779)
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                 (146,550,866)      33,279,064
 Net change in unrealized
  appreciation
  on investments               (579,518,985)     181,717,772
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations              (732,100,052)     211,176,057
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                      1,621,723,549      491,826,317
 Cost of shares redeemed       (476,246,239)    (166,057,894)
                             -------------------------------
    Increase in net assets
     derived from capital
     share transactions       1,145,477,310      325,768,423
                             -------------------------------
    Net increase in net
     assets                     413,377,258      536,944,480

NET ASSETS:
Beginning of year             1,151,714,903      614,770,423
                             -------------------------------
End of year                  $1,565,092,161   $1,151,714,903
                             ===============================






16    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank


                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                        INVESTOR CLASS                                     CLASS A
                        --------------    -------------------------------------------------------------------------
                         FEBRUARY 28,                                           JULY 1,
                            2008**                                              2005***
                            THROUGH                  YEAR ENDED                 THROUGH            YEAR ENDED
                          OCTOBER 31,                OCTOBER 31,              OCTOBER 31,           JUNE 30,

                        -------------------------------------------------------------------------------------------
                             2008           2008        2007        2006          2005         2005           2004

Net asset value at
  beginning of period       $  6.63       $   7.37    $   5.84    $   5.31      $  5.06      $  4.69         $ 3.96
                            -------       --------    --------    --------      -------      -------         ------
Net investment loss
  (a)                         (0.03)         (0.03)      (0.04)      (0.03)       (0.01)       (0.03)         (0.03)
Net realized and
  unrealized gain
  (loss) on
  investments                 (1.90)         (2.64)       1.57        0.56         0.26         0.40           0.76
                            -------       --------    --------    --------      -------      -------         ------
Total from investment
  operations                  (1.93)         (2.67)       1.53        0.53         0.25         0.37           0.73
                            -------       --------    --------    --------      -------      -------         ------
Less distributions:
  From net realized
     gain on
     investments                 --             --          --       (0.00)++        --           --             --
                            -------       --------    --------    --------      -------      -------         ------
Net asset value at end
  of period                 $  4.70       $   4.70    $   7.37    $   5.84      $  5.31      $  5.06         $ 4.69
                            =======       ========    ========    ========      =======      =======         ======
Total investment
  return (b)(d)              (29.11%)(c)    (36.36%)     26.20%      10.04%        4.94% (c)    7.89%         18.43%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss         (0.73%)++      (0.52%)     (0.61%)     (0.53%)      (0.77%)++    (0.29%)        (0.77%)
  Net expenses                 1.38% ++       1.23%       1.36%       1.40%        1.40% ++     1.35%          1.30%
  Expenses (before
     waiver/reimburse-
     ment)                     1.39% ++       1.26%       1.43%       1.63%        1.77% ++     3.01%          2.78%
Portfolio turnover
  rate                          115%           115%         74%         92%          29%          27%            94%
Net assets at end of
  period (in 000's)         $46,762       $495,184    $374,978    $200,500      $71,859      $67,000         $4,926




                                                 CLASS C
                        --------------------------------------------------------
                                                           JULY 1,      APRIL 1,
                                                           2005***       2005**
                                  YEAR ENDED               THROUGH       THROUGH
                                 OCTOBER 31,             OCTOBER 31,    JUNE 30,

                        --------------------------------------------------------
                          2008       2007       2006         2005         2005

Net asset value at
  beginning of period   $  7.23    $  5.77    $  5.29       $ 5.05       $ 4.83
                        -------    -------    -------       ------       ------
Net investment income
  (loss) (a)              (0.09)     (0.09)     (0.07)       (0.03)       (0.01)
Net realized and
  unrealized gain
  (loss) on
  investments             (2.57)      1.55       0.55         0.27         0.23
                        -------    -------    -------       ------       ------
Total from investment
  operations              (2.66)      1.46       0.48         0.24         0.22
                        -------    -------    -------       ------       ------
Less distributions:
  From net realized
     gain on
     investments             --         --      (0.00)++        --           --
                        -------    -------    -------       ------       ------
Net asset value at end
  of period             $  4.57    $  7.23    $  5.77       $ 5.29       $ 5.05
                        =======    =======    =======       ======       ======
Total investment
  return (b)(d)          (36.79%)    25.30%      9.13%        4.75% (c)    4.55% (c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment
     income (loss)        (1.41%)    (1.37%)    (1.29%)      (1.52%)++    (1.41%)++
  Net expenses             2.11%      2.11%      2.15%        2.15% ++     2.15% ++
  Expenses (before
     waiver/reimburse-
     ment)                 2.12%      2.18%      2.38%        2.52% ++     4.24% ++
Portfolio turnover
  rate                      115%        74%        92%          29%          27%
Net assets at end of
  period (in 000's)     $93,249    $58,119    $18,171       $8,024       $7,190




**   Commencement of operations.
***  The Fund changed its fiscal year end from June 30 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





18    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                             Class B
----------------------------------------------------------------
                                           July 1,      April 1,
                                           2005***       2005**
                 Year ended                through       through
                October 31,              October 31,    June 30,

----------------------------------------------------------------
        2008       2007        2006          2005         2005
      $  7.24    $   5.77    $   5.29      $   5.06     $   4.83
      -------    --------    --------      --------     --------
        (0.09)      (0.08)      (0.07)        (0.03)       (0.00)++

        (2.58)       1.55        0.55          0.26         0.23
      -------    --------    --------      --------     --------
        (2.67)       1.47        0.48          0.23         0.23
      -------    --------    --------      --------     --------

           --          --       (0.00)++         --           --
      -------    --------    --------      --------     --------
      $  4.57    $   7.24    $   5.77      $   5.29     $   5.06
      =======    ========    ========      ========     ========
       (36.88%)     25.48%       9.13%         4.55% (c)    4.76% (c)

        (1.34%)     (1.34%)     (1.29%)       (1.52%)++    (1.41%)++
         2.10%       2.11%       2.15%         2.15% ++     2.15% ++
         2.12%       2.18%       2.38%         2.52% ++     4.24% ++
          115%         74%         92%           29%          27%
      $65,996    $132,402    $133,330      $169,703     $168,063




                             CLASS I
-----------------------------------------------------------------
                                            JULY 1,      APRIL 1,
                                            2005***       2005**
                 YEAR ENDED                 THROUGH       THROUGH
                 OCTOBER 31,              OCTOBER 31,    JUNE 30,

-----------------------------------------------------------------
        2008        2007        2006          2005         2005
      $   7.49    $   5.89    $   5.33      $  5.07       $  4.83
      --------    --------    --------      -------       -------
         (0.01)      (0.00)++     0.01         0.00++       (0.01)

         (2.69)       1.60        0.55         0.26          0.25
      --------    --------    --------      -------       -------
         (2.70)       1.60        0.56         0.26          0.24
      --------    --------    --------      -------       -------

            --          --       (0.00)++        --            --
      --------    --------    --------      -------       -------
      $   4.79    $   7.49    $   5.89      $  5.33       $  5.07
      ========    ========    ========      =======       =======
        (36.05%)     27.16%      10.56%        5.13%(c)      4.97% (c)

         (0.08%)     (0.01%)      0.11%        0.06%++      (0.28%)++
          0.79%       0.76%       0.75%        0.60%++       1.02% ++
          0.94%       0.91%       0.98%        0.97%++       3.11% ++
           115%         74%         92%          29%           27%
      $761,458    $524,485    $259,588      $93,694       $14,349




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                CLASS R1
                        --------------------------------------------------------
                                                          JULY 1,       APRIL 1,
                                                          2005***        2005**
                                 YEAR ENDED               THROUGH       THROUGH
                                 OCTOBER 31,            OCTOBER 31,    JUNE 30,

                        --------------------------------------------------------
                          2008       2007      2006         2005          2005
Net asset value at
  beginning of period   $  7.45    $  5.87    $ 5.31       $5.06         $ 4.83
                        -------    -------    ------       -----         ------
Net investment income
  (loss) (a)              (0.01)     (0.01)     0.00 ++     0.00 ++       (0.03)
Net realized and
  unrealized gain
  (loss) on
  investments             (2.68)      1.59      0.56        0.25           0.26
                        -------    -------    ------       -----         ------
Total from investment
  operations              (2.69)      1.58      0.56        0.25           0.23
                        -------    -------    ------       -----         ------
Less distributions:
  From net realized
     gain on
     investments             --         --     (0.00)++       --             --
                        -------    -------    ------       -----         ------
Net asset value at end
  of period             $  4.76    $  7.45    $ 5.87       $5.31         $ 5.06
                        =======    =======    ======       =====         ======
Total investment
  return (b)(d)          (36.11%)    26.92%    10.60%       4.94%(c)       4.76% (c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment
     income (loss)        (0.16%)    (0.19%)    0.03%       0.10%++       (0.38%)++
  Net expenses             0.88%      0.85%     0.85%       0.70%++        1.12% ++
  Expenses (before
     waiver/reimburse-
     ment)                 1.03%      1.01%     1.08%       1.07%++        3.21% ++
Portfolio turnover
  rate                      115%        74%       92%         29%            27%
Net assets at end of
  period (in 000's)     $62,344    $57,460    $3,163       $   2         $    2




                                     CLASS R3
                        ---------------------------------
                                               APRIL 28,
                                                2006**
                            YEAR ENDED          THROUGH
                           OCTOBER 31,       OCTOBER 31,

                        ---------------------------------
                          2008      2007         2006
Net asset value at
  beginning of period   $  7.37    $ 5.83       $ 5.74
                        -------    ------       ------
Net investment loss
  (a)                     (0.05)    (0.04)       (0.01)
Net realized and
  unrealized gain
  (loss) on
  investments             (2.63)     1.58         0.10
                        -------    ------       ------
Total from investment
  operations              (2.68)     1.54         0.09
                        -------    ------       ------
Net asset value at end
  of period             $  4.69    $ 7.37       $ 5.83
                        =======    ======       ======
Total investment
  return (b)(d)          (36.36%)   26.42%        1.57% (c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss     (0.77%)   (0.66%)      (0.47%)++
  Net expenses             1.40%     1.35%        1.37% ++
  Expenses (before
     waiver/reimburse-
     ment)                 1.56%     1.51%        1.63% ++
Portfolio turnover
  rate                      115%       74%          92%
Net assets at end of
  period (in 000's)     $ 4,689    $  117       $   10




**   Commencement of operations.
***  The Fund changed its fiscal year end from June 30 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





20    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                           Class R2
-------------------------------------------------------------
                                       July 1,       April 1,
                                       2005***        2005**
               Year ended              through       through
              October 31,            October 31,    June 30,

-------------------------------------------------------------
        2008      2007      2006         2005          2005
      $  7.40    $ 5.84    $ 5.30       $ 5.05        $ 4.83
      -------    ------    ------       ------        ------
        (0.03)    (0.02)    (0.01)       (0.01)        (0.03)

        (2.65)     1.58      0.55         0.26          0.25
      -------    ------    ------       ------        ------
        (2.68)     1.56      0.54         0.25          0.22
      -------    ------    ------       ------        ------

           --        --     (0.00)++        --            --
      -------    ------    ------       ------        ------
      $  4.72    $ 7.40    $ 5.84       $ 5.30        $ 5.05
      =======    ======    ======       ======        ======
       (36.22%)   26.71%    10.25%        4.95% (c)     4.55% (c)

        (0.46%)   (0.37%)   (0.24%)      (0.51%)++     (0.63%)++
         1.14%     1.11%     1.10%        0.95% ++      1.37% ++
         1.29%     1.27%     1.33%        1.32% ++      3.46% ++
          115%       74%       92%          29%           27%
      $35,410    $4,154    $    9       $    2        $    2




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Large Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares commenced on March 31, 2005. Class R3 shares commenced on April 28, 2006. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to the Manager, as defined in Note 3, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in


22    MainStay Large Cap Growth Fund
filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES.   In preparing financial statements in conformity with
accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party

                                                   mainstayinvestments.com    23
service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Winslow Capital Management, Inc. (the "Subadvisor"), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement"), between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.80% on assets up to $250 million, 0.75% on assets from $250 million up to $500 million, 0.725% on assets from $500 million up to $750 million, 0.70% on assets from $750 million up to $2.0 billion, 0.65% on assets from $2.0 billion up to $3.0 billion and 0.60% on assets in excess of $3.0 billion. The Manager has also contractually agreed to waive its management fee to 0.75% on assets up to $500 million, 0.725% on assets from $500 million to $750 million, 0.70% on assets from $750 million to $2 billion, 0.65% on assets from $2 billion to $3 billion and 0.60% on assets in excess of $3 billion, which is not subject to recoupment.

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.50%; Class A, 1.18%; Class B, 2.25%; Class C, 2.25%; Class I, 0.80%; Class R1, 0.90%; Class R2, 1.15% and
Class R3, 1.40%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $11,206,731 and waived expenses in the amount of $1,454,942, of which $1,329,942 is subject to recoupment.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

            OCTOBER 31,
  2009        2010         2011          TOTAL
$928,988    $713,664    $1,329,942    $2,972,594

 -----------------------------------------------


The Fund had $278,094 of waived fees for which the recoupment period expired during the year ended October 31, 2008.

Between August 1, 2007 to April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.40%; Class B, 2.15%; Class C, 2.15%; Class I, 0.75%; Class R1, 0.85%; Class R2, 1.10% and
Class R3, 1.35%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

Effective August 1, 2008, the monthly fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of


24    MainStay Large Cap Growth Fund

1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $129,867 for the period November 1, 2007 to July 31, 2008.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class, Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $17,491 and $157,724, respectively, for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $209, $8,292, $155,187 and $42,407, respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $2,920,363.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                             $  179    0.0%++
-------------------------------------------------
Class B                              1,893    0.0++
-------------------------------------------------
Class C                              1,988    0.0++
-------------------------------------------------
Class I                              1,984    0.0++
-------------------------------------------------
Class R1                             1,972    0.0++
-------------------------------------------------
Class R2                             1,955    0.0++
-------------------------------------------------
Class R3                             8,171    0.2
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $56,825.


                                                   mainstayinvestments.com    25

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

             ACCUMULATED
               CAPITAL          OTHER         UNREALIZED          TOTAL
ORDINARY      AND OTHER       TEMPORARY      APPRECIATION      ACCUMULATED
 INCOME      GAIN (LOSS)     DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
   $--      $(258,066,520)       $--         $(350,972,507)   $(609,039,027)




The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

  ACCUMULATED       ACCUMULATED
 UNDISTRIBUTED     NET REALIZED      ADDITIONAL
NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
 INCOME (LOSS)      INVESTMENTS       CAPITAL
  $6,030,201           $(516)       $(6,029,685)

 ----------------------------------------------


The reclassifications for the Fund are primarily due to foreign currency gains and losses and net operating losses.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $258,066,520 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS       AMOUNTS
AVAILABLE THROUGH     (000'S)
       2008          $ 72,112
       2009            53,277
       2010             5,418
       2013             1,157
       2016           126,102



                     $258,066
-----------------------------


NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were $2,868,332 and $1,697,225, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                          SHARES               AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                           3,002,468        $  20,261,840
Shares redeemed                      (1,348,994)          (8,401,600)
                             ---------------------------------------
Net increase in shares
  outstanding before
  conversion                          1,653,474           11,860,240
Shares converted into
  Investor Class (See Note
  1)                                  8,967,275           57,338,024
Shares converted from
  Investor Class (See Note
  1)                                   (662,474)          (4,077,142)
                             ---------------------------------------
Net increase                          9,958,275          $65,121,122
                             =======================================



(a) Investor Class shares were first offered on February 28, 2008.



26    MainStay Large Cap Growth Fund

 CLASS A                                 SHARES               AMOUNT
Year ended October 31,
  2008:
Shares sold                          85,405,037        $ 531,611,091
Shares redeemed                     (25,924,299)        (155,561,459)
                             ---------------------------------------
Net increase in shares
  outstanding before
  conversion                         59,480,738          376,049,632
Shares converted into Class
  A (See Note 1)                      2,654,030           17,614,744
Shares converted from Class
  A (See Note 1)                     (7,543,627)         (47,971,883)
                             ---------------------------------------
Net increase                         54,591,141        $ 345,692,493
                             =======================================
Year ended October 31,
  2007:
Shares sold                          23,380,310        $ 149,896,228
Shares redeemed                      (9,477,748)         (59,718,759)
                             ---------------------------------------
Net increase in shares
  outstanding before
  conversion                         13,902,562           90,177,469
Shares converted from Class
  B (See Note 1)                      2,589,819           16,570,298
                             ---------------------------------------
Net increase                         16,492,381        $ 106,747,767
                             =======================================




 CLASS B                                 SHARES               AMOUNT
Year ended October 31,
  2008:
Shares sold                           3,326,519       $   21,444,506
Shares redeemed                      (3,683,623)         (22,965,912)
                             ---------------------------------------
Net decrease in shares
  outstanding before
  conversion                           (357,104)          (1,521,406)
Shares converted from Class
  B (See Note 1)                     (3,492,442)         (22,903,743)
                             ---------------------------------------
Net decrease                         (3,849,546)        $(24,425,149)
                             =======================================
Year ended October 31,
  2007:
Shares sold                           2,567,000         $ 16,181,934
Shares redeemed                      (4,748,871)         (29,149,130)
                             ---------------------------------------
Net decrease in shares
  outstanding before
  conversion                         (2,181,871)         (12,967,196)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                       (2,629,812)         (16,570,298)
                             ---------------------------------------
Net decrease                         (4,811,683)        $(29,537,494)
                             =======================================




 CLASS C                                 SHARES               AMOUNT
Year ended October 31,
  2008:
Shares sold                          14,881,921         $ 94,422,906
Shares redeemed                      (2,498,353)         (14,634,277)
                             ---------------------------------------
Net increase                         12,383,568       $   79,788,629
                             =======================================
Year ended October 31,
  2007:
Shares sold                           5,750,405         $ 36,767,768
Shares redeemed                        (866,951)          (5,389,761)
                             ---------------------------------------
Net increase                          4,883,454         $ 31,378,007
                             =======================================




 CLASS I                                 SHARES               AMOUNT
Year ended October 31,
  2008:
Shares sold                         126,761,613        $ 835,684,808
Shares redeemed                     (37,786,596)        (246,885,115)
                             ---------------------------------------
Net increase                         88,975,017        $ 588,799,693
                             =======================================
Year ended October 31,
  2007:
Shares sold                          36,257,681        $ 234,720,899
Shares redeemed                     (10,299,209)         (68,850,180)
                             ---------------------------------------
Net increase                         25,958,472        $ 165,870,719
                             =======================================




 CLASS R1                                SHARES               AMOUNT
Year ended October 31,
  2008:
Shares sold                           8,358,789       $   56,203,766
Shares redeemed                      (2,977,005)         (19,379,358)
                             ---------------------------------------
Net increase                          5,381,784         $ 36,824,408
                             =======================================
Year ended October 31,
  2007:
Shares sold                           7,576,842         $ 50,226,675
Shares redeemed                        (402,768)          (2,624,741)
                             ---------------------------------------
Net increase                          7,174,074         $ 47,601,934
                             =======================================




 CLASS R2                                SHARES               AMOUNT
Year ended October 31,
  2008:
Shares sold                           8,173,216        $  55,268,071
Shares redeemed                      (1,231,106)          (7,803,703)
                             ---------------------------------------
Net increase                          6,942,110          $47,464,368
                             =======================================
Year ended October 31,
  2007:
Shares sold                             607,848          $ 3,937,452
Shares redeemed                         (48,402)            (325,311)
                             ---------------------------------------
Net increase                            559,446          $ 3,612,141
                             =======================================




 CLASS R3                                SHARES               AMOUNT
Year ended October 31,
  2008:
Shares sold                           1,082,715       $    6,826,561
Shares redeemed                         (98,234)            (614,815)
                             ---------------------------------------
Net increase                            984,481           $6,211,746
                             =======================================
Year ended October 31,
  2007:
Shares sold                              14,133           $   95,361
Shares redeemed                              (2)                 (12)
                             ---------------------------------------
Net increase                             14,131           $   95,349
                             =======================================



NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting

                                                   mainstayinvestments.com    27
principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 10--SUBSEQUENT EVENT:

Effective on or about December 26, 2008, Nuveen Investments, Inc. acquired Winslow Capital Management, Inc. ("Winslow"), the Fund's subadvisor. This resulted in a change of control of Winslow and an automatic termination of the previous subadvisory agreement with Winslow under the Investment Company Act of 1940, as amended. At a meeting held on December 11-12, 2008, the Fund's Board of Trustees approved the continued retention of Winslow as the Fund's subadvisor and approved a new subadvisory agreement. Shareholder approval of the continued retention of Winslow as subadvisor and the new subadvisory agreement is not required because the Fund has obtained an exemptive order from the Securities and Exchange Commission allowing NYLIM to retain unaffiliated subadvisors for the Fund without shareholder approval.




28    MainStay Large Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Large Cap Growth Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the four-month period ended October 31, 2005, and the year-ended June 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year-ended June 30, 2004, were audited by other auditors, whose report dated August 4, 2004, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers where not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Large Cap Growth Fund of The MainStay Funds as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the three-year period then ended, the four-month period ended October 31, 2005, and the year-ended June 30, 2005, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008


                                                   mainstayinvestments.com    29

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay Large Cap Growth Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM, its affiliates and Winslow Capital Management, Inc. ("Winslow"), subadviser to the Fund, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and Winslow; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM, its affiliates and Winslow from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND WINSLOW

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing Winslow and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing Winslow's compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller


30    MainStay Large Cap Growth Fund
account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that Winslow provides to the Fund. The Board evaluated Winslow's experience in serving as subadviser to the Fund, noting that Winslow serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined Winslow's track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at Winslow, and Winslow's overall legal and compliance environment. The Board also reviewed Winslow's willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and Winslow's method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of Winslow's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and Winslow concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM, ITS AFFILIATES AND WINSLOW

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because Winslow's subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and Winslow in the aggregate.

In evaluating the costs and profits of NYLIM, its affiliates and Winslow due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying Winslow's subadvisory fee. The Board acknowledged that NYLIM and Winslow must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM, its affiliates and Winslow due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM, its affiliates and Winslow due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable

                                                   mainstayinvestments.com    31
comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. With respect to Winslow, the Board considered representations from Winslow and NYLIM that the subadvisory fee paid by NYLIM to Winslow was the result of arm's-length negotiations. For Winslow, which is a subadviser not affiliated with NYLIM, the Board focused primarily on the profitability of the relationship among NYLIM, its affiliates and the Funds. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects. With respect to Winslow, the Board concluded that any profits realized by Winslow due to its relationship with the Funds are the result of arm's-length negotiations between NYLIM and Winslow, and are based on subadvisory fees paid to Winslow by NYLIM, not the Funds.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM, its affiliates and Winslow due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and Winslow from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and Winslow in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM, its affiliates and Winslow as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM, its affiliates and Winslow under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM, its affiliates and Winslow due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because Winslow's subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and Winslow on the fees that NYLIM and Winslow charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and Winslow's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and Winslow to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation


32    MainStay Large Cap Growth Fund
arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreements for one year.


                                                   mainstayinvestments.com    33

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).






34    MainStay Large Cap Growth Fund

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST                                        COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Trustee since   Managers and President and                   since September 2008 (3
9/24/60    September       Chief Executive Officer                      funds); Director, Eclipse
           2008            (since April 2008) of New                    Funds Inc. since September
                           York Life Investment                         2008, (22 funds); Director,
                           Management LLC and New York                  ICAP Funds, Inc., since
                           Life Investment Management                   September 2008 (4 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                   mainstayinvestments.com    35

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Trustee since   Capital Management;                         since 2007 (3 funds);
JR.        2007            President--Shields/Alli-                    Director, Eclipse Funds
11/16/46                   ance, Alliance Capital                      Inc. since 2007 (22
                           Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------






36    MainStay Large Cap Growth Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.



           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    37

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------






38    MainStay Large Cap Growth Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A014530         (RECYCLE LOGO)            MS308-08           MSLG11-12/08
                                                                          31

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MID CAP VALUE FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MID CAP VALUE FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

                 TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            30
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  31
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             35
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        35
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       35
---------------------------------------------

TRUSTEES AND OFFICERS                      36

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE        FIVE      TEN
TOTAL RETURNS                YEAR       YEARS     YEARS
-------------------------------------------------------
With sales charges         (40.47%)    (0.85%)     5.07%
Excluding sales charges    (37.00)      0.28       5.67




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                  MAINSTAY MID
                                    CAP VALUE     RUSSELL MIDCAP
                                      FUND          VALUE INDEX
                                  ------------    --------------
10/31/98                               9450            10000
                                      12010            10570
                                      14839            11822
                                      14500            11660
                                      13213            11313
                                      16172            15100
                                      18820            18081
                                      20713            21607
                                      23966            26040
                                      26029            28573
10/31/08                              16398            17479







CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE        FIVE      TEN
TOTAL RETURNS                YEAR       YEARS     YEARS
-------------------------------------------------------
With sales charges         (40.40%)    (0.83%)     5.08%
Excluding sales charges    (36.93)      0.30       5.68




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                         MAINSTAY MID
                           CAP VALUE     RUSSELL MIDCAP
                             FUND          VALUE INDEX
                         ------------    --------------
10/31/98                     23625            25000
                             30025            26425
                             37098            29556
                             36250            29149
                             33034            28283
                             40431            37751
                             47049            45203
                             51782            54018
                             59914            65099
                             65073            71432
10/31/08                     41040            43697







CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE        FIVE      TEN
TOTAL RETURNS                YEAR       YEARS     YEARS
-------------------------------------------------------
With sales charges         (40.07%)    (0.72%)     4.88%
Excluding sales charges    (37.45)     (0.46)      4.88




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY MID
                CAP VALUE     RUSSELL MIDCAP
                  FUND          VALUE INDEX
              ------------    --------------
10/31/98          10000            10000
                  12604            10570
                  15452            11822
                  15001            11660
                  13558            11313
                  16476            15100
                  19033            18081
                  20797            21607
                  23879            26040
                  25746            28573
10/31/08          16104            17479





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, changes in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE        FIVE      TEN
TOTAL RETURNS                YEAR       YEARS     YEARS
-------------------------------------------------------
With sales charges         (37.94%)    (0.46%)     4.88%
Excluding sales charges    (37.41)     (0.46)      4.88




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                  MAINSTAY MID
                                    CAP VALUE     RUSSELL MIDCAP
                                      FUND          VALUE INDEX
                                  ------------    --------------
10/31/98                              10000            10000
                                      12604            10570
                                      15452            11822
                                      15001            11660
                                      13558            11313
                                      16476            15100
                                      19033            18081
                                      20797            21607
                                      23879            26040
                                      25731            28573
10/31/08                              16104            17479






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL              ONE       FIVE     TEN
TOTAL RETURNS      YEAR      YEARS    YEARS
-------------------------------------------
                 (36.65%)     0.73%    6.04%




(PERFORMANCE GRAPH)

                         MAINSTAY MID
                           CAP VALUE     RUSSELL MIDCAP
                             FUND          VALUE INDEX
                         ------------    --------------
10/31/98                     10000            10000
                             12743            10570
                             15789            11822
                             15466            11660
                             14128            11313
                             17334            15100
                             20251            18081
                             22373            21607
                             25971            26040
                             28370            28573
10/31/08                     17973            17479






CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL              ONE       FIVE     TEN
TOTAL RETURNS      YEAR      YEARS    YEARS
-------------------------------------------
                 (36.64%)     0.66%    5.95%




(PERFORMANCE GRAPH)

              MAINSTAY MID
                CAP VALUE     RUSSELL MIDCAP
                  FUND          VALUE INDEX
              ------------    --------------
10/31/98          10000            10000
                  12729            10570
                  15753            11822
                  15416            11660
                  14069            11313
                  17249            15100
                  20137            18081
                  22221            21607
                  25800            26040
                  28137            28573
10/31/08          17828            17479





   Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Investor Class shares might have been lower.

THE FOOTNOTES ON THE PREVIOUS PAGE AND ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Mid Cap Value Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL       ONE       FIVE     TEN
TOTAL RETURNS       YEAR      YEARS    YEARS
--------------------------------------------
                  (36.82%)     0.39%    5.67%




(PERFORMANCE GRAPH)

                                  MAINSTAY MID
                                    CAP VALUE     RUSSELL MIDCAP
                                      FUND          VALUE INDEX
                                  ------------    --------------
10/31/98                              10000            10000
                                      12695            10570
                                      15667            11822
                                      15294            11660
                                      13924            11313
                                      17017            15100
                                      19803            18081
                                      21795            21607
                                      25231            26040
                                      27463            28573
10/31/08                              17352            17479






 BENCHMARK PERFORMANCE                    ONE      FIVE     TEN
                                         YEAR     YEARS    YEARS
----------------------------------------------------------------------
Russell Midcap(R) Value Index(4)        (38.83%)   2.97%    5.74%
Average Lipper mid cap value fund(5)    (39.25)    1.33     6.06



3. Performance figures for Class I, R1 and R2 shares, each of which was first offered to the public on January 2, 2004, include the historical performance of Class A shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class I, R1 and R2 shares might have been lower.
4. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTES ON THE PREVIOUS TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP VALUE FUND --------THE EXAMPLE BELOW IS INTENDED TO DESCRIBE THE FEES AND EXPENSES BORNE BY SHAREHOLDERS DURING THE SIX-MONTH PERIOD FROM MAY 1, 2008, TO OCTOBER 31, 2008, AND THE IMPACT OF THOSE COSTS ON YOUR INVESTMENT.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $677.80         $5.90          $1,018.10         $ 7.10
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $678.50         $5.36          $1,018.80         $ 6.44
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $675.30         $9.05          $1,014.30         $10.89
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $675.30         $9.05          $1,014.30         $10.89
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $679.50         $3.29          $1,021.20         $ 3.96
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00        $679.70         $3.88          $1,020.50         $ 4.67
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00        $678.90         $4.77          $1,019.50         $ 5.74
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.40% for Investor Class, 1.27% for Class A, 2.15% for Class B and Class C, 0.78% for Class I, 0.92% for Class R1 and 1.13% for Class R2) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.



8    MainStay Mid Cap Value Fund

 INDUSTRY COMPOSITION AS OF OCTOBER 31, 2008



Insurance                               7.6%
Specialty Retail                        6.7
Food Products                           5.6
Health Care Providers & Services        5.2
Pharmaceuticals                         5.2
Oil, Gas & Consumable Fuels             5.0
Electric Utilities                      4.7
Multi-Utilities                         4.1
Commercial Banks                        3.9
Metals & Mining                         3.6
Electronic Equipment & Instruments      3.4
IT Services                             3.4
Energy Equipment & Services             3.3
Commercial Services & Supplies          2.9
Food & Staples Retailing                2.8
Real Estate Investment Trusts           2.6
Thrifts & Mortgage Finance              2.4
Aerospace & Defense                     2.2
Media                                   2.0
Capital Markets                         1.8
Diversified Telecommunication
  Services                              1.7
Electrical Equipment                    1.6
Machinery                               1.6
Communications Equipment                1.5
Beverages                               1.4
Chemicals                               1.4
Containers & Packaging                  1.3
Gas Utilities                           1.2
Trading Companies & Distributors        0.9
Airlines                                0.7
Road & Rail                             0.5
Exchange Traded Fund                    1.2
Short-Term Investment                   6.4
Cash and Other Assets, Less
  Liabilities                           0.2
                                      -----
                                      100.0%
                                      =====





See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Teva Pharmaceutical Industries, Ltd.
    2.  Kroger Co. (The)
    3.  PartnerRe, Ltd.
    4.  Quest Diagnostics, Inc.
    5.  Aspen Insurance Holdings, Ltd.
    6.  NewAlliance Bancshares, Inc.
    7.  Raytheon Co.
    8.  Spectra Energy Corp.
    9.  Pepco Holdings, Inc.
   10.  Cablevision Systems Corp. Class A






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS MARK T. SPELLMAN AND RICHARD A. ROSEN, CFA,
OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY MID CAP VALUE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Mid Cap Value Fund returned -37.00% for Investor Class shares,(1) -36.93% for Class A shares, -37.45% for Class B shares and -37.41% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -36.65%, Class R1 shares returned -36.64% and Class R2 shares returned -36.82%. All share classes outperformed the -39.25% return of the average Lipper(2) mid-cap value fund and the -38.83% return of the Russell Midcap(R) Value Index(3) for the 12 months ended October 31, 2008. The Russell Midcap(R) Value Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS WERE THE WEAKEST?

Even though all sectors declined on an absolute basis during the reporting period, some sectors and securities performed better than others. Holdings in the consumer discretionary and consumer staples sectors were the strongest contributors to the Fund's performance relative to the Russell Midcap(R) Value Index, during the reporting period. Positions in the financials and materials sectors were the greatest detractors from the Fund's relative performance.

DURING THE REPORTING PERIOD, WHAT WERE SOME OF THE FUND'S BEST-PERFORMING INDIVIDUAL STOCKS?

Positive contributors on an absolute basis were hard to come by during the reporting period, but a few holdings did manage to gain solid ground and contribute positively to the Fund's performance.

Generic drug manufacturer Barr Pharmaceuticals agreed to be acquired by rival Teva Pharmaceutical. As a result, Barr's shares saw a double-digit increase from the beginning of the reporting period through the time we sold the entire position in early August.

We initiated a position in home and farm supply retailer Tractor Supply in June 2008, and the shares rose substantially from the time of purchase through October 31, making a positive contribution to the Fund's performance.

Shares of railroad operator CSX also advanced from the beginning of the reporting period until April, when they hit our price target and we sold the position.

WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Life and property & casualty insurer Hartford Financial detracted from the Fund's performance during the reporting period. We established the Fund's position in January, but during the fall, Hartford Financial faced liquidity difficulties that plagued many insurers. The value of the company's shares plummeted before we sold them in late October, on continuing concerns about Hartford Financial's capital adequacy and its ability to address this concern.

Life and mortgage insurer Genworth Financial also fell dramatically during the reporting period, as its mortgage insurance unit continued to raise concerns about increasing losses and potential capital requirements. We reduced the Fund's position in Genworth Financial a number of times throughout the reporting period. This action helped reduce the impact the shares had on the Fund.

Shares of health care insurer Coventry Health Care also declined dramatically during the reporting period. Most of the decline occurred after the company announced disappointing results in October. We continued to hold the shares, however, because we believe that the decline in Coventry Health Care's share price was excessive.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

In addition to the transactions we've already mentioned, we initiated a number of other new positions in the Fund during the reporting period. Among these

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of large companies.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.

2. See footnote on page 7 for more information about Lipper Inc.

3. See footnote on page 7 for more information on the Russell Midcap(R) Value Index.


10    MainStay Mid Cap Value Fund
were generic drug manufacturer Watson Pharma-ceuticals and drug and health care supply distributor Cardinal Health.

Among the positions we eliminated from the Fund after they reached our price targets were mining equipment manufacturer Joy Global and banking company PNC.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2008, the Fund was overweight relative to the Russell Midcap(R) Value Index in health care, energy and industrials. As of the same date, the Fund was underweight in the financials, utilities and consumer discretionary sectors.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                          SHARES           VALUE
COMMON STOCKS 92.2%+
----------------------------------------------------------------

AEROSPACE & DEFENSE 2.2%
V  Raytheon Co.                           63,942   $   3,268,076
                                                   -------------

AIRLINES 0.7%
Delta Air Lines, Inc. (a)                101,875       1,118,587
                                                   -------------


BEVERAGES 1.4%
Constellation Brands, Inc.
  Class A (a)                            170,600       2,139,324
                                                   -------------


CAPITAL MARKETS 1.8%
Investment Technology Group,
  Inc. (a)                               133,500       2,724,735
                                                   -------------


CHEMICALS 1.4%
Arch Chemicals, Inc.                      31,682         898,818
Olin Corp.                                70,625       1,282,550
                                                   -------------
                                                       2,181,368
                                                   -------------

COMMERCIAL BANKS 3.9%
Fifth Third Bancorp                       94,000       1,019,900
KeyCorp                                  205,100       2,508,373
Marshall & Ilsley Corp.                  134,043       2,416,795
                                                   -------------
                                                       5,945,068
                                                   -------------

COMMERCIAL SERVICES & SUPPLIES 2.9%
Avery Dennison Corp.                      44,400       1,554,888
Pitney Bowes, Inc.                       116,511       2,887,143
                                                   -------------
                                                       4,442,031
                                                   -------------

COMMUNICATIONS EQUIPMENT 1.5%
Emulex Corp. (a)                         237,900       2,260,050
                                                   -------------


CONTAINERS & PACKAGING 1.3%
Ball Corp.                                57,400       1,963,080
                                                   -------------


DIVERSIFIED TELECOMMUNICATION SERVICES 1.7%
Embarq Corp.                              87,100       2,613,000
                                                   -------------


ELECTRIC UTILITIES 4.7%
American Electric Power Co.,
  Inc.                                    44,100       1,438,983
Edison International                      69,800       2,484,182
V  Pepco Holdings, Inc.                  152,100       3,140,865
                                                   -------------
                                                       7,064,030
                                                   -------------

ELECTRICAL EQUIPMENT 1.6%
Rockwell Automation, Inc.                 84,900       2,349,183
                                                   -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 3.4%
Avnet, Inc. (a)                          109,700       1,836,378
Ingram Micro, Inc. Class A
  (a)                                    127,800       1,703,574
Molex, Inc. Class A                      124,800       1,602,432
                                                   -------------
                                                       5,142,384
                                                   -------------

ENERGY EQUIPMENT & SERVICES 3.3%
Baker Hughes, Inc.                        19,000         664,050
Diamond Offshore Drilling,
  Inc.                                    17,200       1,527,360
Tidewater, Inc.                           63,800       2,782,318
                                                   -------------
                                                       4,973,728
                                                   -------------

FOOD & STAPLES RETAILING 2.8%
V  Kroger Co. (The)                      152,100       4,176,666
                                                   -------------


FOOD PRODUCTS 5.6%
ConAgra Foods, Inc.                      140,400       2,445,768
Corn Products International,
  Inc.                                   121,000       2,942,720
General Mills, Inc.                       17,000       1,151,580
J.M. Smucker Co. (The)                    42,000       1,871,520
                                                   -------------
                                                       8,411,588
                                                   -------------

GAS UTILITIES 1.2%
AGL Resources, Inc.                       62,100       1,887,840
                                                   -------------


HEALTH CARE PROVIDERS & SERVICES 5.2%
Cardinal Health, Inc.                     50,700       1,936,740
Coventry Health Care, Inc.
  (a)                                     93,300       1,230,627
Humana, Inc. (a)                          28,900         855,151
V  Quest Diagnostics, Inc.                81,200       3,800,160
                                                   -------------
                                                       7,822,678
                                                   -------------

INSURANCE 7.6%
V  Aspen Insurance Holdings,
  Ltd.                                   163,700       3,758,552
Genworth Financial, Inc.
  Class A                                103,800         502,392
HCC Insurance Holdings, Inc.             111,600       2,461,896
Lincoln National Corp.                    51,000         879,240
V  PartnerRe, Ltd.                        57,400       3,885,406
                                                   -------------
                                                      11,487,486
                                                   -------------

IT SERVICES 3.4%
Affiliated Computer Services,
  Inc. Class A (a)                        66,900       2,742,900
Computer Sciences Corp. (a)               79,752       2,405,320
                                                   -------------
                                                       5,148,220
                                                   -------------

MACHINERY 1.6%
Pentair, Inc.                             62,100       1,716,444
Timken Co. (The)                          42,700         678,076
                                                   -------------
                                                       2,394,520
                                                   -------------



 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.


12    MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
MEDIA 2.0%
V  Cablevision Systems Corp.
  Class A                                172,100   $   3,051,333
                                                   -------------


METALS & MINING 3.6%
Freeport-McMoRan Copper &
  Gold, Inc. Class B                      47,300       1,376,430
Nucor Corp.                               72,200       2,924,822
Yamana Gold, Inc.                        263,200       1,218,616
                                                   -------------
                                                       5,519,868
                                                   -------------

MULTI-UTILITIES 4.1%
Ameren Corp.                              68,500       2,222,825
CenterPoint Energy, Inc.                 146,600       1,688,832
PG&E Corp.                                61,325       2,248,788
                                                   -------------
                                                       6,160,445
                                                   -------------


OIL, GAS & CONSUMABLE FUELS 5.0%
Frontier Oil Corp.                       150,100       1,982,821
Hess Corp.                                41,700       2,510,757
V  Spectra Energy Corp.                  163,200       3,154,656
                                                   -------------
                                                       7,648,234
                                                   -------------

PHARMACEUTICALS 5.2%
Forest Laboratories, Inc. (a)            107,200       2,490,256
V  Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (b)                                102,600       4,399,488
Watson Pharmaceuticals, Inc.
  (a)                                     36,200         947,354
                                                   -------------
                                                       7,837,098
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 2.6%
Boston Properties, Inc.                    5,700         404,016
Equity Residential                        11,900         415,667
Highwoods Properties, Inc.                90,263       2,240,328
Public Storage                             4,900         399,350
Vornado Realty Trust                       5,800         409,190
                                                   -------------
                                                       3,868,551
                                                   -------------

ROAD & RAIL 0.5%
Werner Enterprises, Inc.                  39,300         771,066
                                                   -------------


SPECIALTY RETAIL 6.7%
Abercrombie & Fitch Co. Class
  A                                       63,000       1,824,480
American Eagle Outfitters,
  Inc.                                   140,900       1,566,808
Bed Bath & Beyond, Inc. (a)               59,900       1,543,623
Gap, Inc. (The)                          204,100       2,641,054
TJX Cos., Inc.                            27,700         741,252
Tractor Supply Co. (a)                    44,900       1,866,044
                                                   -------------
                                                      10,183,261
                                                   -------------

THRIFTS & MORTGAGE FINANCE 2.4%
V  NewAlliance Bancshares,
  Inc.                                   268,200       3,701,160
                                                   -------------


TRADING COMPANIES & DISTRIBUTORS 0.9%
WESCO International, Inc. (a)             66,600       1,324,008
                                                   -------------
Total Common Stocks
  (Cost $185,738,666)                                139,578,666
                                                   -------------


EXCHANGE TRADED FUND 1.2% (C)
----------------------------------------------------------------

KBW Regional Banking ETF                  54,300       1,786,470
                                                   -------------
Total Exchange Traded Fund
  (Cost $2,020,679)                                    1,786,470
                                                   -------------


                                       PRINCIPAL
                                          AMOUNT

SHORT-TERM INVESTMENT 6.4%
----------------------------------------------------------------

REPURCHASE AGREEMENT 6.4%
State Street Bank Trust Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $9,786,232 (Collateralized
  by a Federal Home Loan Bank
  Security with a rate of
  3.63% and a maturity date
  of 7/1/11, with a
  Principal amount of
  $9,825,000 and a Market
  Value of $9,984,558)                $9,786,150       9,786,150
                                                   -------------
Total Short-Term Investment
  (Cost $9,786,150)                                    9,786,150
                                                   -------------
Total Investments
  (Cost $197,545,495) (d)                   99.8%    151,151,286
Cash and Other Assets, Less
  Liabilities                                0.2         271,181
                                           -----    ------------
Net Assets                                 100.0%  $ 151,422,467
                                           =====    ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  At October 31, 2008, cost is $198,222,782
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized appreciation   $  6,533,435
     Gross unrealized depreciation    (53,604,931)
                                     ------------
     Net unrealized depreciation     $(47,071,496)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $197,545,495)     $151,151,286
Receivables:
  Investment securities sold              997,351
  Dividends and interest                  183,011
  Fund shares sold                         59,549
Other assets                               45,196
                                     ------------
     Total assets                     152,436,393
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased         453,112
  Transfer agent (See Note 3)             150,103
  Fund shares redeemed                    138,089
  NYLIFE Distributors (See Note 3)         81,101
  Shareholder communication                71,743
  Manager (See Note 3)                     71,109
  Professional fees                        32,246
  Custodian                                10,327
  Trustees                                    654
Accrued expenses                            5,442
                                     ------------
     Total liabilities                  1,013,926
                                     ------------
Net assets                           $151,422,467
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    169,866
Additional paid-in capital            215,778,810
                                     ------------
                                      215,948,676
Accumulated undistributed net
  investment income                     1,766,262
Accumulated net realized loss on
  investments and written option
  transactions                       (19,898,262)
Net unrealized depreciation on
  investments                        (46,394,209)
                                     ------------
Net assets                           $151,422,467
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 28,174,040
                                     ============
Shares of beneficial interest
  outstanding                           3,071,983
                                     ============
Net asset value per share
  outstanding                        $       9.17
Maximum sales charge (5.50% of
  offering price)                            0.53
                                     ------------
Maximum offering price per share
  outstanding                        $       9.70
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 49,730,176
                                     ============
Shares of beneficial interest
  outstanding                           5,418,048
                                     ============
Net asset value per share
  outstanding                        $       9.18
Maximum sales charge (5.50% of
  offering price)                            0.53
                                     ------------
Maximum offering price per share
  outstanding                        $       9.71
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 58,429,390
                                     ============
Shares of beneficial interest
  outstanding                           6,756,208
                                     ============
Net asset value and offering price
  per share outstanding              $       8.65
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 14,509,311
                                     ============
Shares of beneficial interest
  outstanding                           1,677,955
                                     ============
Net asset value and offering price
  per share outstanding              $       8.65
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $    215,918
                                     ============
Shares of beneficial interest
  outstanding                              23,085
                                     ============
Net asset value and offering price
  per share outstanding              $       9.35
                                     ============
CLASS R1
Net assets applicable to
  outstanding shares                 $      2,224
                                     ============
Shares of beneficial interest
  outstanding                                 237
                                     ============
Net asset value and offering price
  per share outstanding              $       9.37
                                     ============
CLASS R2
Net assets applicable to
  outstanding shares                 $    361,408
                                     ============
Shares of beneficial interest
  outstanding                              39,131
                                     ============
Net asset value and offering price
  per share outstanding              $       9.24
                                     ============






14    MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $   5,706,049
  Interest                                 202,349
  Income from securities
     loaned--net                           184,292
                                     -------------
     Total income                        6,092,690
                                     -------------
EXPENSES:
  Manager (See Note 3)                   1,752,399
  Distribution--Class B (See Note
     3)                                    743,138
  Distribution--Class C (See Note
     3)                                    185,992
  Transfer agent--Investor Class
     (See Note 3)                           98,611
  Transfer agent--Class A (See Note
     3)                                    311,443
  Transfer agent--Class B and C
     (See Note 3)                          488,202
  Transfer agent--Classes I, R1 and
     R2 (See Note 3)                           849
  Distribution/Service--Investor
     Class (See Note 3)                     57,795
  Distribution/Service--Class A
     (See Note 3)                          252,238
  Service--Class B (See Note 3)            247,713
  Service--Class C (See Note 3)             61,997
  Distribution/Service--Class R2
     (See Note 3)                              208
  Shareholder communication                108,497
  Registration                              83,281
  Professional fees                         63,111
  Recordkeeping (b)                         39,825
  Custodian                                 12,590
  Trustees                                   7,964
  Shareholder service--Class R1
     (See Note 3)                                2
  Shareholder service--Class R2
     (See Note 3)                               83
  Miscellaneous                             20,881
                                     -------------
     Total expenses before waiver        4,536,819
  Expense waiver from Manager (See
     Note 3)                              (301,847)
                                     -------------
     Net expenses                        4,234,972
                                     -------------
Net investment income                    1,857,718
                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
WRITTEN OPTION TRANSACTIONS:
Net realized loss on:
  Security transactions                (19,640,703)
  Written option transactions             (545,800)
                                     -------------
Net realized loss on investments
  and written option transactions      (20,186,503)
                                     -------------
Net change in unrealized
  appreciation on investments          (82,861,778)
                                     -------------
Net realized and unrealized loss on
  investments and written option
  transactions                        (103,048,281)
                                     -------------
Net decrease in net assets
  resulting from operations          $(101,190,563)
                                     =============



(a) Dividends recorded net of foreign withholding taxes in the amount of $119,254.

(b) Effective August 1, 2008, the pricing and recordkeeping services fee is included in the Manager fee.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                        2008           2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $   1,857,718   $    938,162
 Net realized gain (loss) on
  investments, written option
  transactions and foreign
  currency transactions          (20,186,503)    51,180,750
 Net change in unrealized
  appreciation on investments
  and written option
  transactions                   (82,861,778)   (22,217,931)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (101,190,563)    29,900,981
                               ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Class A                         (664,756)      (513,270)
    Class I                          (12,595)        (3,299)
    Class R1                             (19)            --
    Class R2                            (155)            --
                               ----------------------------
                                    (677,525)      (516,569)
                               ----------------------------
 From net realized gain on
  investments:
    Class A                      (23,805,494)   (23,510,126)
    Class B                      (21,191,594)   (22,155,758)
    Class C                       (5,308,932)    (5,692,564)
    Class I                         (191,114)       (93,695)
    Class R1                            (326)          (204)
    Class R2                          (3,674)        (1,791)
                               ----------------------------
                                 (50,501,134)   (51,454,138)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (51,178,659)   (51,970,707)
                               ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                          31,529,820     36,110,258
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               47,102,319     46,823,486
 Cost of shares redeemed        (109,650,790)   (94,599,869)
                               ----------------------------
    Decrease in net assets
     derived from capital
     share transactions          (31,018,651)   (11,666,125)
                               ----------------------------
    Net decrease in net
     assets                     (183,387,873)   (33,735,851)

NET ASSETS:
Beginning of year                334,810,340    368,546,191
                               ----------------------------
End of year                    $ 151,422,467   $334,810,340
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $   1,766,262   $    671,988
                               ============================







16    MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank


                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS
                            --------------
                             FEBRUARY 28,
                                2008**                                CLASS A
                                THROUGH       ------------------------------------------------------
                              OCTOBER 31,                     YEAR ENDED OCTOBER 31,

                            ------------------------------------------------------------------------
                                 2008           2008       2007        2006        2005       2004
Net asset value at
  beginning of period           $ 13.27       $ 17.31    $  18.43    $  17.04    $  15.71   $  13.50
                                -------       -------    --------    --------    --------   --------
Net investment income
  (loss)                           0.09 (a)      0.15 (a)    0.11 (a)    0.09 (a)    0.03       0.03
Net realized and
  unrealized gain (loss)
  on investments                  (4.19)        (5.60)       1.37        2.47        1.54       2.18
                                -------       -------    --------    --------    --------   --------
Total from investment
  operations                      (4.10)        (5.45)       1.48        2.56        1.57       2.21
                                -------       -------    --------    --------    --------   --------
Less dividends and
  distributions:
  From net investment
     income                          --         (0.06)      (0.05)         --          --         --
  From net realized gain
     on investments                  --         (2.62)      (2.55)      (1.17)      (0.24)        --
                                -------       -------    --------    --------    --------   --------
Total dividends and
  distributions                      --         (2.68)      (2.60)      (1.17)      (0.24)        --
                                -------       -------    --------    --------    --------   --------
Net asset value at end of
  period                        $  9.17       $  9.18    $  17.31    $  18.43    $  17.04   $  15.71
                                =======       =======    ========    ========    ========   ========
Total investment return
  (b)(d)                         (30.90%)(c)   (36.93%)      8.61%      15.70%      10.06%     16.37%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                        1.08% ++      1.16%       0.64%       0.54%       0.17%      0.27%
  Net expenses                     1.40% ++      1.29%       1.30%       1.34%       1.35%      1.43%
  Expenses (before
     waiver/reimbursement)         1.54% ++      1.40%       1.35%       1.43%       1.42%      1.43%
Portfolio turnover rate              50%           50%         54%         44%         49%        33%
Net assets at end of
  period (in 000's)             $28,174       $49,730    $162,745    $171,908    $127,680   $116,396




                                                  CLASS C
                            ---------------------------------------------------



                                           YEAR ENDED OCTOBER 31,

                            ---------------------------------------------------
                              2008       2007       2006       2005       2004
Net asset value at
  beginning of period       $ 16.52    $ 17.77    $ 16.59    $ 15.41    $ 13.34
                            -------    -------    -------    -------    -------
Net investment income
  (loss)                       0.04 (a)  (0.02)(a)  (0.03)(a)  (0.10)     (0.07)
Net realized and
  unrealized gain (loss)
  on investments              (5.29)      1.32       2.38       1.52       2.14
                            -------    -------    -------    -------    -------
Total from investment
  operations                  (5.25)      1.30       2.35       1.42       2.07
                            -------    -------    -------    -------    -------
Less dividends and
  distributions:
  From net investment
     income                      --         --         --         --         --
  From net realized gain
     on investments           (2.62)     (2.55)     (1.17)     (0.24)        --
                            -------    -------    -------    -------    -------
Total dividends and
  distributions               (2.62)     (2.55)     (1.17)     (0.24)        --
                            -------    -------    -------    -------    -------
Net asset value at end of
  period                    $  8.65    $ 16.52    $ 17.77    $ 16.59    $ 15.41
                            =======    =======    =======    =======    =======
Total investment return
  (b)(d)                     (37.41%)     7.75%     14.82%      9.27%     15.52%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                    0.35%     (0.10%)    (0.19%)    (0.58%)    (0.48%)
  Net expenses                 2.10%      2.05%      2.09%      2.10%      2.18%
  Expenses (before
     waiver/reimbursement)     2.23%      2.10%      2.18%      2.17%      2.18%
Portfolio turnover rate          50%        54%        44%        49%        33%
Net assets at end of
  period (in 000's)         $14,509    $34,799    $39,899    $42,654    $39,884




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I, Class R1 and Class R2 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





18    MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  CLASS B
              -------------------------------------------------------------------------------



                                           YEAR ENDED OCTOBER 31,

              -------------------------------------------------------------------------------
                2008             2007              2006              2005              2004
              $ 16.53          $  17.77          $  16.59          $  15.41          $  13.34
              -------          --------          --------          --------          --------
                 0.04 (a)         (0.02)(a)         (0.03)(a)         (0.10)            (0.07)
                (5.30)             1.33              2.38              1.52              2.14
              -------          --------          --------          --------          --------
                (5.26)             1.31              2.35              1.42              2.07
              -------          --------          --------          --------          --------

                   --                --                --                --                --
                (2.62)            (2.55)            (1.17)            (0.24)               --
              -------          --------          --------          --------          --------

                (2.62)            (2.55)            (1.17)            (0.24)               --
              -------          --------          --------          --------          --------
              $  8.65          $  16.53          $  17.77          $  16.59          $  15.41
              =======          ========          ========          ========          ========
               (37.45%)            7.82%            14.82%             9.27%            15.52%

                 0.35%            (0.10%)           (0.17%)           (0.58%)           (0.48%)
                 2.10%             2.05%             2.09%             2.10%             2.18%
                 2.23%             2.10%             2.18%             2.17%             2.18%
                   50%               54%               44%               49%               33%
              $58,429          $135,958          $156,043          $207,348          $191,390




                                         Class I
           -------------------------------------------------------------------
                                                                    January 2,
                                                                      2004**
                                                                     through
                         Year ended October 31,                    October 31,

------------------
             2008         2007            2006         2005            2004
           $ 17.60       $18.63          $17.16       $15.76          $14.81
           -------       ------          ------       ------          ------
              0.22 (a)     0.21 (a)        0.16 (a)     0.04            0.07
             (5.70)        1.39            2.48         1.60            0.88
           -------       ------          ------       ------          ------
             (5.48)        1.60            2.64         1.64            0.95
           -------       ------          ------       ------          ------

             (0.15)       (0.08)             --           --              --
             (2.62)       (2.55)          (1.17)       (0.24)             --
           -------       ------          ------       ------          ------

             (2.77)       (2.63)          (1.17)       (0.24)             --
           -------       ------          ------       ------          ------
           $  9.35       $17.60          $18.63       $17.16          $15.76
           =======       ======          ======       ======          ======
            (36.65%)       9.24%          16.08%       10.48%           6.41%(c)

              1.62%        1.16%           0.09%        0.37%           0.70%++
              0.78%        0.77%           0.99%        0.99%           1.00%++
              0.93%        0.81%           1.09%        1.06%           1.00%++
                50%          54%             44%          49%             33%
           $   216       $1,283          $  682       $  584          $    1




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  CLASS R1
                            ----------------------------------------------------
                                                                      JANUARY 2,
                                                                        2004**
                                                                       THROUGH
                                    YEAR ENDED OCTOBER 31,           OCTOBER 31,

                            ----------------------------------------------------
                              2008      2007      2006      2005         2004
Net asset value at
  beginning of period       $ 17.64    $18.61    $17.14    $15.76       $14.81
                            -------    ------    ------    ------       ------
Net investment income
  (loss)                       0.21 (a)  0.19 (a)  0.19 (a)  0.07        (0.01)
Net realized and
  unrealized gain (loss)
  on investments              (5.73)     1.39      2.45      1.55         0.96
                            -------    ------    ------    ------       ------
Total from investment
  operations                  (5.52)     1.58      2.64      1.62         0.95
                            -------    ------    ------    ------       ------
Less dividends and
  distributions:
  From net investment
     income                   (0.13)       --        --        --           --
  From net realized gain
     on investments           (2.62)    (2.55)    (1.17)    (0.24)          --
                            -------    ------    ------    ------       ------
Total dividends and
  distributions               (2.75)    (2.55)    (1.17)    (0.24)          --
                            -------    ------    ------    ------       ------
Net asset value at end of
  period                    $  9.37    $17.64    $18.61    $17.14       $15.76
                            =======    ======    ======    ======       ======
Total investment return
  (b)(d)                     (36.64%)    9.06%    16.11%    10.35%        6.41%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income        1.60%     1.06%     1.11%     0.43%        0.56%++
  Net expenses                 0.88%     0.87%     0.95%     1.09%        1.14%++
  Expenses (before
     waiver/reimbursement)     1.10%     0.92%     1.01%     1.16%        1.14%++
Portfolio turnover rate          50%       54%       44%       49%          33%
Net assets at end of
  period (in 000's)         $     2    $    2    $    1    $1,170       $1,075




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I, Class R1 and Class R2 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





20    MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                Class R2
              ----------------------------------------------------------------------------
                                                                                January 2,
                                                                                  2004**
                                                                                 through
                               Year ended October 31,                          October 31,

---------------------
                2008            2007            2006            2005               2004
              $ 17.42          $18.44          $17.04          $15.71             $14.81
              -------          ------          ------          ------             ------
                 0.20 (a)        0.15 (a)        0.13 (a)        0.01              (0.02)
                (5.67)           1.38            2.44            1.56               0.92
              -------          ------          ------          ------             ------
                (5.47)           1.53            2.57            1.57               0.90
              -------          ------          ------          ------             ------

                (0.09)             --              --              --                 --
                (2.62)          (2.55)          (1.17)          (0.24)                --
              -------          ------          ------          ------             ------
                (2.71)          (2.55)          (1.17)          (0.24)                --
              -------          ------          ------          ------             ------
              $  9.24          $17.42          $18.44          $17.04             $15.71
              =======          ======          ======          ======             ======
               (36.82%)          8.84%          15.77%          10.06%              6.08%(c)

                 1.79%           0.84%           0.77%           0.09%              0.26%++
                 1.13%           1.12%           1.23%           1.34%              1.44%++
                 1.43%           1.16%           1.28%           1.41%              1.44%++
                   50%             54%             44%             49%                33%
              $   361          $   24          $   13          $3,564             $  837




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Mid Cap Value Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares and Class B shares commenced on June 1, 1998. Class C shares commenced on September 1, 1998. Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1 and Class R2 are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to the Manager, as defined in Note 3, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.



22    MainStay Mid Cap Value Fund

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to

                                                   mainstayinvestments.com    23
enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 5.)

(H) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(K) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant


24    MainStay Mid Cap Value Fund
to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million.

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.30%; Class B, 2.15%; Class C, 2.15%; Class I, 0.78%; Class R1, 0.88% and Class R2, 1.13%. This
expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $1,752,399 and waived its fees in the amount of $301,847.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

              OCTOBER 31,
   2009           2010         2011        TOTAL
  $347,680       $169,320    $301,847    $818,847
-------------------------------------------------



The Fund had $130,177 of waived fees for which the recoupment period expired during the year ended October 31, 2008.

Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.30%; Class B, 2.05%; Class C, 2.05%; Class I, 0.78%; Class R1, 0.88% and Class R2, 1.13%.
Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

Effective August 1, 2008, the monthly fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $39,825 for the period from November 1, 2007 to July 31, 2008.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class, Class A, Class B, Class C, and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.


                                                   mainstayinvestments.com    25

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1 and Class R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $9,556 and $20,036, respectively, for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $5, $827, $124,897 and $1,262, respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $899,105.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                           $275     0.0%++
----------------------------------------------
Class C                            145     0.0++
----------------------------------------------
Class I                            944     0.4
----------------------------------------------
Class R1                           924    41.5
----------------------------------------------
Class R2                           929     0.3
----------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $8,745.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

               ACCUMULATED
               CAPITAL AND       OTHER         UNREALIZED          TOTAL
 ORDINARY      OTHER GAIN      TEMPORARY      APPRECIATION      ACCUMULATED
  INCOME         (LOSS)       DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$1,766,262    $(19,220,975)       $--         $(47,071,496)    $(64,526,209)




The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals, real estate investment trust adjustments and straddle loss deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

 ACCUMU-
  LATED
  UNDIS-
 TRIBUTED
   NET
 INVEST-       ACCUMULATED
   MENT       NET REALIZED     ADDITIONAL
  INCOME     GAIN (LOSS) ON      PAID-IN
  (LOSS)       INVESTMENTS       CAPITAL
$(85,919)        $85,920           $(1)

 ----------------------------------------


The reclassifications for the Fund are primarily due to distributions from real estate investment trusts, distribution redesignations and prior year real estate investment trust adjustments.



26    MainStay Mid Cap Value Fund

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $19,220,975 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016              $19,221




The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                     2008          2007
Distributions paid from:
  Ordinary Income             $   564,124   $   516,569
  Long-Term Capital Gains      50,614,535    51,454,138
-------------------------------------------------------
                              $51,178,659   $51,970,707
-------------------------------------------------------



NOTE 5--WRITTEN OPTIONS:

During the year ended October 31, 2008, the Fund had the following transactions in written options:

                               NUMBER OF
                               CONTRACTS    PREMIUM
Options Outstanding at
  October 31, 2007                  (433)  $(96,124)
---------------------------------------------------
Options--Written                    (433)   (78,805)
---------------------------------------------------
Options--Expired                      --         --
---------------------------------------------------
Options--Canceled in closing
  transactions                       866    174,929
---------------------------------------------------
Options Outstanding at
  October 31, 2008                    --   $     --
---------------------------------------------------



NOTE 6--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 8--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were $121,847 and $193,641, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                    SHARES          AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                       915,410     $12,339,950
Shares redeemed                  (586,520)     (7,231,437)
                              ---------------------------
Net increase in shares
  outstanding before
  conversion                      328,890       5,108,513
Shares converted into
  Investor Class (See Note
  1)                            2,998,476      38,193,047
Shares converted from
  Investor Class (See Note
  1)                             (255,383)     (3,136,537)
                              ---------------------------
Net increase                    3,071,983     $40,165,023
                              ===========================



(a) Investor Class shares were first offered on February 28, 2008.



                                                   mainstayinvestments.com    27

 CLASS A                           SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                       795,052    $ 10,349,426
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             1,622,581      23,038,078
Shares redeemed                (4,445,180)    (58,510,767)
                              ---------------------------
Net decrease in shares
  outstanding before
  conversion                   (2,027,547)    (25,123,263)
Shares converted into Class
  A
  (See Note 1)                    808,274      10,469,438
Shares converted from Class
  A
  (See Note 1)                 (2,761,879)    (35,147,882)
                              ---------------------------
Net decrease                   (3,981,152)   $(49,801,707)
                              ===========================
Year ended October 31, 2007:
Shares sold                     1,186,782    $ 20,803,134
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             1,296,512      21,740,022
Shares redeemed                (3,042,623)    (53,126,857)
                              ---------------------------
Net decrease in shares
  outstanding before
  conversion                     (559,329)    (10,583,701)
Shares converted from Class
  B
  (See Note 1)                    629,710      10,977,281
                              ---------------------------
Net increase                       70,381    $    393,580
                              ===========================




 CLASS B                           SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                       505,782    $  6,239,126
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             1,456,621      19,562,217
Shares redeemed                (2,598,995)    (31,706,864)
                              ---------------------------
Net decrease in shares
  outstanding before
  conversion                     (636,592)     (5,905,521)
Shares converted from Class
  B
  (See Note 1)                   (834,201)    (10,378,066)
                              ---------------------------
Net decrease                   (1,470,793)   $(16,283,587)
                              ===========================
Year ended October 31, 2007:
Shares sold                       698,882    $ 11,723,497
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             1,268,323      20,369,288
Shares redeemed                (1,863,378)    (31,282,536)
                              ---------------------------
Net increase in shares
  outstanding before
  conversion                      103,827         810,249
Shares reacquired upon
  conversion into Class A
  (See Note 1)                   (657,598)    (10,977,281)
                              ---------------------------
Net decrease                     (553,771)   $(10,167,032)
                              ===========================




 CLASS C                           SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                       161,511    $  2,035,077
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               319,743       4,294,141
Shares redeemed                  (909,402)    (11,277,201)
                              ---------------------------
  Net decrease                   (428,148)   $ (4,947,983)
                              ===========================
Year ended October 31, 2007:
Shares sold                       179,558    $  2,997,616
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               287,380       4,615,327
Shares redeemed                  (606,361)    (10,138,912)
                              ---------------------------
Net decrease                     (139,423)   $ (2,525,969)
                              ===========================




 CLASS I                           SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                         5,115       $  71,086
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                14,080         203,709
Shares redeemed                   (68,963)       (917,537)
                              ---------------------------
Net decrease                      (49,768)      $(642,742)
                              ===========================
Year ended October 31, 2007:
Shares sold                        31,863       $ 544,901
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                 5,699          96,854
Shares redeemed                    (1,310)        (22,920)
                              ---------------------------
Net increase                       36,252       $ 618,835
                              ===========================




 CLASS R1                          SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                            95          $1,187
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                    24             345
Shares redeemed                        (1)            (10)
                              ---------------------------
Net increase                          118          $1,522
                              ===========================
Year ended October 31, 2007:
Shares sold                            37          $  662
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                    12             204
Shares redeemed                        (3)            (55)
                              ---------------------------
Net increase                           46          $  811
                              ===========================






28    MainStay Mid Cap Value Fund

 CLASS R2                          SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                        38,016        $493,968
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   268           3,829
Shares redeemed                      (512)         (6,974)
                              ---------------------------
Net increase                       37,772        $490,823
                              ===========================
Year ended October 31, 2007:
Shares sold                         2,233        $ 40,448
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   106           1,791
Shares redeemed                    (1,675)        (28,589)
                              ---------------------------
Net increase                          664        $ 13,650
                              ===========================



NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Mid Cap Value Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Mid Cap Value Fund of The MainStay Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008



30    MainStay Mid Cap Value Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay Mid Cap Value Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider

                                                   mainstayinvestments.com    31
of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position


32    MainStay Mid Cap Value Fund
is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.


                                                   mainstayinvestments.com    33

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreements for one year.



34    MainStay Mid Cap Value Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $50,614,535.

For the fiscal year ended October 31, 2008, the Fund designates approximately $4,335,385 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 10.9% to arrive at the amount eligible for qualified interest income and 100.0% for the corporate dividends received deduction.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    35

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST                                        COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Trustee since   Managers and President and                   since September 2008 (3
9/24/60    September       Chief Executive Officer                      funds); Director, Eclipse
           2008            (since April 2008) of New                    Funds Inc. since September
                           York Life Investment                         2008, (22 funds); Director,
                           Management LLC and New York                  ICAP Funds, Inc., since
                           Life Investment Management                   September 2008 (4 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."



36    MainStay Mid Cap Value Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Trustee since   Capital Management;                         since 2007 (3 funds);
JR.        2007            President--Shields/Alli-                    Director, Eclipse Funds
11/16/46                   ance, Alliance Capital                      Inc. since 2007 (22
                           Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    37

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.



           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------






38    MainStay Mid Cap Value Fund

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    39

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

                        This page intentionally left blank

                        This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550


NYLIM-AO14509         (RECYCLE LOGO)            MS308-08           MSMV11-12/08
                                                                          19

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 GLOBAL HIGH INCOME FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENT LOGO)


                 MAINSTAY

                 GLOBAL HIGH INCOME FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       15
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            29
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AND SUBADVISORY AGREEMENT       30
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             34
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        34
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       34
---------------------------------------------

TRUSTEES AND OFFICERS                      35

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                      ONE      FIVE     TEN
TOTAL RETURNS                      YEAR     YEARS    YEARS
----------------------------------------------------------
With sales charges                (29.64%)   1.58%    8.95%
Excluding sales charges           (26.33)    2.52     9.45




(PERFORMANCE GRAPH)                                         (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES(3)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                      ONE      FIVE     TEN
TOTAL RETURNS                      YEAR     YEARS    YEARS
----------------------------------------------------------
With sales charges                (29.60%)   1.59%    8.96%
Excluding sales charges           (26.29)    2.53     9.46




(PERFORMANCE GRAPH)                                         (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                      ONE      FIVE     TEN
TOTAL RETURNS                      YEAR     YEARS    YEARS
----------------------------------------------------------
With sales charges                (30.32%)   1.45%    8.62%
Excluding sales charges           (26.92)    1.74     8.62




(PERFORMANCE GRAPH)                                         (With sales charges)
                                                             (PERFORMANCE GRAPH


1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                      ONE      FIVE     TEN
TOTAL RETURNS                      YEAR     YEARS    YEARS
----------------------------------------------------------
With sales charges                (27.51%)   1.76%    8.63%
Excluding sales charges           (26.83)    1.76     8.63




(PERFORMANCE GRAPH)                                         (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                 ONE      FIVE     TEN
TOTAL RETURNS                 YEAR     YEARS    YEARS
-----------------------------------------------------
                             (26.11%)   2.79%    9.74%




(PERFORMANCE GRAPH)                                         (With sales charges)

                                                             (PERFORMANCE GRAPH




 BENCHMARK PERFORMANCE                            ONE      FIVE     TEN
                                                 YEAR     YEARS    YEARS
------------------------------------------------------------------------------
JPMorgan EMBI Global Diversified Index(4)       (20.22%)   3.45%    9.49%
Average Lipper emerging markets debt fund(5)    (24.08)    2.74     9.88



2. Performance figures for Investor Class shares, which were first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered to the public on August 29, 2007, include the historical performance of Class A shares adjusted to reflect the fees and expenses for Class I shares. Unadjusted, the performance shown for Class I shares might have been lower.
4. The JPMorgan Emerging Markets Bond Index Global Diversified, which we refer to as the JPMorgan EMBI Global Diversified Index, is an unmanaged, uniquely weighted version of the JPMorgan Emerging Markets Bond Index Global. The JPMorgan Emerging Markets Bond Index Global is an unmanaged index that tracks total returns for U.S. dollar denominated debt instruments--Brady bonds, loans and Eurobonds--issued by emerging-market sovereign and quasi-sovereign entities. The JPMorgan EMBI Global Diversified Index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. Results assume reinvestment of all income and capital gains. The JPMorgan EMBI Global Diversified Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Global High Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GLOBAL HIGH INCOME FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $741.00         $6.56          $1,017.60         $ 7.61
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $741.30         $5.73          $1,018.60         $ 6.65
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $737.70         $9.87          $1,013.80         $11.44
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $738.00         $9.87          $1,013.80         $11.44
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $741.90         $5.04          $1,019.40         $ 5.84
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.50% for Investor Class, 1.31% for Class A, 2.26% for Class B and Class C and 1.15% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Government & Federal Agencies                   69.8
Corporate Bonds                                 17.2
Short-Term Investment                           12.0
Cash and Other Assets, Less Liabilities          1.0





See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Federal Republic of Brazil, 6.00%-11.00%, due
        1/1/12-8/17/40
    2.  Republic of Turkey, zero coupon-11.75%, due
        1/13/10-3/17/36
    3.  Republic of Philippines, 8.00%-9.875%, due
        1/15/16-2/2/30
    4.  Russian Federation, 7.50%-11.00%, due
        7/24/18-3/31/30
    5.  Republic of Venezuela, 6.00%-9.25%, due
        10/8/14-5/7/28
    6.  Republic of Peru, 7.35%-8.75%,
        due 7/21/25-11/21/33
    7.  Republic of Panama, 6.70%-9.375%, due
        1/29/26-1/26/36
    8.  Republic of Colombia, 4.607%-11.75%, due
        11/16/15-1/28/33
    9.  Republic of Uruguay, 8.00%-9.25%, due
        5/17/17-11/18/22
   10.  Republic of Indonesia, 6.625%-7.25%, due
        4/20/15-2/17/37







8    MainStay Global High Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JOSEPH PORTERA, GARY GOODENOUGH AND JEFFREY H. SAXON OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY GLOBAL HIGH INCOME FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Global High Income Fund returned -26.33% for Investor Class shares,(1) -26.29% for Class A shares, -26.92% for Class B shares and -26.83% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -26.11%. All share classes underperformed the -24.08% return of the average Lipper(2) emerging markets debt fund and the -20.22% return of the JPMorgan EMBI Global Diversified Index(3) for the 12 months ended October 31, 2008. The JPMorgan EMBI Global Diversified Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS INFLUENCED EMERGING-MARKET DEBT AS A WHOLE DURING THE REPORTING PERIOD?

The last months of the reporting period were among the most difficult in recent memory for emerging-market debt, with October's dramatic stock collapse prompting comparison with 1998. Financial markets remained under tremendous pressure. Despite several rounds of coordinated central-bank interest-rate cuts, loans to the nation's largest banks and reinforced deposit guarantees, the markets continued to buckle. Liquidity shortages spread, which lowered economic-growth estimates around the globe. Recession fears swept the market, and all types of financial firms suffered, from investment banks and commercial banks to insurance companies and hedge funds. With large redemptions forcing sales of otherwise viable assets, capital flowed out of the financial system. A crisis of confidence and heightened counterparty risk led to the perception that even money market funds were at risk and had to be guaranteed by the U.S. Treasury.

WHAT FACTORS AFFECTED THE MANAGEMENT AND PERFORMANCE OF THE FUND DURING THE REPORTING PERIOD?

Despite better growth prospects and sizable reserve cushions, emerging-market debt saw yield spreads(4) widen as investors sought lower-risk investments in a massive flight to quality. Liquidity premiums rose dramatically as volatility soared. Slowing domestic growth, falling commodity prices, declining terms of trade and slowing export growth brought the new-issue market to a virtual stand still, leaving issuers uncertain about their ability to refinance.

In this environment, the Fund benefited from having only modest exposure to foreign exchange. Capital outflows initially pressured emerging-market currencies and raised inflation risks. In response, several central banks raised interest rates to fight inflation and support their currencies. As internal and external growth began to drop precipitously, many policymakers were forced to reverse course and lower rates again toward the end of the reporting period. Fortunately, as they did so, emerging-market currencies were beginning to regain ground.

The Fund also benefited from underweighted positions in high-beta(5) credits of Ecuador and the Ukraine relative to the JPMorgan EMBI Global Diversified Index. In times past, the Fund's holdings of emerging-market corporate bonds had added value, but these bonds were severely punished during the credit

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, less of the debt may be prepaid and the Fund may lose money. The Fund is nondiversified. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the perfor-mance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

                                                    mainstayinvestments.com    9
crisis of the reporting period, as sizable U.S. dollar-denominated liabilities will be difficult to refinance.

Exposure to securities in Russia and China detracted from the Fund's performance during the reporting period. The Fund's exposure to commodity producers was also a drag on performance, as energy, metals and grain prices tumbled.

WHAT CONDITIONS AFFECTED THE FUND'S WEAKER HOLDINGS DURING THE REPORTING PERIOD?

Eastern Europe showed vulnerability to reduced credit, as it became more difficult to finance the region's current account deficits. Interestingly, Hungary required International Monetary Fund assistance after the country allowed its residents to stock up on seemingly cheaper Swiss franc-denominated mortgages. As the Hungarian currency weakened, household liabilities ballooned, prompting the nation's central bank to raise interest rates by 300 basis points (or three percentage points) to support the currency.

Many Asian nations seemed better prepared to deal with financial turmoil because of moderate current account balances, substantial reserves and extensive trade with China. China itself was not immune to global troubles. The nation's economic growth forecasts continued to fall, with many predicting less than 8.0% growth in China for 2009. A recently announced fiscal stimulus package in the form of infrastructure spending may put a floor under China's declining growth for the near term. The Fund had owned securities of Chinese real estate companies, which came under pressure when the credit crunch intensified. In the spring of 2008, we started to reduce the Fund's exposure to Chinese real estate companies, and by the end of the reporting period, we had eliminated the positions entirely. While the Fund's Chinese holdings detracted from performance during the reporting period, we believed that the Fund's remaining Asian exposure at the end of October offered significant value and a margin of safety.

HOW DID THE FUND'S LATIN AMERICAN HOLDINGS PERFORM?

Like other emerging-market regions, Latin America saw its stability tested in the final months of the reporting period. Latin American countries with resource-based economies suffered because of declining commodity prices.

Fortunately, our decision to reduce the Fund's exposure to Latin American resource companies early in the reporting period helped the Fund's annual performance. We reduced the Fund's exposure to sugar and ethanol producer Cosan, oil company YPF Sociedad Anonima and petrochemicals firm Braskem. The Fund's Grupo Gigante debt was tendered(6) following the sale of the company's retail stores in Mexico to a competitor. The company had gone through a successful operational restructuring, and the bonds were tendered at a substantial premium.

DID THE FUND MAKE ANY SIGNIFICANT CHANGES IN POSITIONING DURING THE REPORTING PERIOD?

We attempted to reduce the Fund's risk profile dramatically in the final months of the reporting period, primarily by trimming holdings of emerging-market corporate bonds and raising cash levels. In implementing these strategies, the Fund's credit duration and portfolio beta(7) declined. We also sought to reduce the Fund's exposure to commodity producers, as prices declined.



6. To tender a security is to offer it for sale to a party that is making a formal offer to purchase it, as in a takeover bid or tender offer.
7. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



10    MainStay Global High Income Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2008



                                          PRINCIPAL
                                             AMOUNT           VALUE
LONG-TERM BONDS 87.0%+
CORPORATE BONDS 17.2%
-------------------------------------------------------------------

BAHAMAS 0.3%
Ultrapetrol, Ltd.
  9.00%, due 11/24/14                 $     450,000   $     315,000
                                                      -------------


BERMUDA 1.7%

AES China Generating Co.,
  Ltd.
  8.25%, due 6/26/10                        950,000         858,406
Asia Aluminum Holdings,
  Ltd.
  8.00%, due 12/23/11 (a)                   500,000         150,000
  8.00%, due 12/23/11                       985,000         275,800
Citic Resources Finance,
  Ltd.
  6.75%, due 5/15/14 (a)                  1,475,000         767,000
                                                      -------------
                                                          2,051,206
                                                      -------------

BRAZIL 0.5%

Companhia de Saneamento
  Basico do Estado de Sao
  Paulo
  7.50%, due 11/3/16 (a)                    630,000         459,900
Independencia
  International, Ltd.
  9.875%, due 1/31/17                       400,000         160,000
                                                      -------------
                                                            619,900
                                                      -------------

CAYMAN ISLANDS 1.8%

Marfrig Overseas, Ltd.
  Series Reg S
  9.625%, due 11/16/16                    1,375,000         660,000
Votorantim Overseas IV
  7.75%, due 6/24/20                      1,000,000         802,500
Xinao Gas Holdings, Ltd.
  7.375%, due 8/5/12                      1,045,000         724,806
                                                      -------------
                                                          2,187,306
                                                      -------------

COLOMBIA 0.4%

AES Chivor S.A. E.S.P.
  9.75%, due 12/30/14 (a)                   500,000         415,250
                                                      -------------


IRELAND 0.3%

TransCapitalInvest, Ltd.
  for OJSC AK Transneft
  8.70%, due 8/7/18 (a)                     500,000         295,000
                                                      -------------


KAZAKHSTAN 0.5%

KazMunaiGaz Finance Sub
  B.V.
  8.375%, due 7/2/13 (a)                    950,000         636,500
                                                      -------------


LUXEMBOURG 3.7%
ALROSA Finance S.A.
  8.875%, due 11/17/14                      150,000          83,250
Gazprom International S.A.
  7.201%, due 2/1/20 (a)                  1,968,246       1,377,772
RSHB Capital S.A. for OJSC
  Russian Agricultural Bank
  6.97%, due 9/21/16 (b)                    300,000         172,500
Steel Capital S.A. for OAO
  Severstal
  9.75%, due 7/29/13 (a)                    940,000         394,800
Tengizchevroil Finance Co.
  S.A.R.L.
  6.124%, due 11/15/14 (a)                  297,164         190,185
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (a)                    980,000         431,200
  7.875%, due 3/13/18 (a)                 2,600,000       1,144,000
UBS Luxembourg S.A. for
  OJSC Vimpel
  Communications
  Series Reg S
  8.25%, due 5/23/16 (a)                    900,000         459,000
  8.25%, due 5/23/16                        500,000         255,000
                                                      -------------
                                                          4,507,707
                                                      -------------

MEXICO 0.7%

America Movil SAB de C.V.
  5.50%, due 3/1/14                         400,000         336,000
Grupo Televisa S.A.
  6.00%, due 5/15/18                        750,000         543,167
                                                      -------------
                                                            879,167
                                                      -------------

NETHERLANDS 2.0%

ATF Capital B.V.
  9.25%, due 2/21/14 (a)                  1,400,000         742,000
Intergas Finance B.V.
  6.375%, due 5/14/17 (a)                   500,000         235,000
  6.875%, due 11/4/11 (a)                   570,000         370,500
Majapahit Holding B.V.
  7.25%, due 6/28/17 (a)                    400,000         240,000
  7.75%, due 10/17/16 (a)                   100,000          65,000
Paiton Energy Funding B.V.
  9.34%, due 2/15/14 (a)                    500,000         270,000
  9.34%, due 2/15/14                        816,895         408,447
TuranAlem Finance B.V.
  7.75%, due 4/25/13 (a)                    300,000         108,000
                                                      -------------
                                                          2,438,947
                                                      -------------

PANAMA 0.2%

AES El Salvador Trust
  6.75%, due 2/1/16 (a)                     300,000         216,752
                                                      -------------




 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest issuers held, as of October 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                          PRINCIPAL
                                             AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
PHILIPPINES 0.2%
National Power Corp.
  6.875%, due 11/2/16 (a)             $     300,000   $     225,000
Philippine Long Distance
  Telephone Co.
  8.35%, due 3/6/17                          70,000          57,400
                                                      -------------
                                                            282,400
                                                      -------------

RUSSIA 1.2%

NPC Irkut
  8.25%, due 4/10/09                        750,000         652,500
Raspadskaya Securities,
  Ltd.
  7.50%, due 5/22/12                      1,670,000         814,192
                                                      -------------
                                                          1,466,692
                                                      -------------

UNITED STATES 2.8%

Pemex Project Funding
  Master Trust
  5.75%, due 3/1/18                         800,000         624,000
  7.375%, due 12/15/14                    2,960,000       2,798,680
                                                      -------------
                                                          3,422,680
                                                      -------------

VENEZUELA 0.6%

Petroleos de Venezuela S.A.
  5.25%, due 4/12/17                      1,940,000         737,200
                                                      -------------


VIRGIN ISLANDS 0.3%

Galaxy Entertainment
  Finance Co., Ltd.
  Series Reg S
  9.875%, due 12/15/12                    1,000,000         350,000
                                                      -------------
Total Corporate Bonds
  (Cost $34,094,860)                                     20,821,707
                                                      -------------


GOVERNMENT & FEDERAL AGENCIES 69.8%
-------------------------------------------------------------------


ARGENTINA 1.4%

Republic of Argentina
  (zero coupon), due
  12/15/35                               10,300,000         412,000
  1.33%, due 12/31/38                     7,360,000       1,287,999
  8.28%, due 12/31/33                             2               1
                                                      -------------
                                                          1,700,000
                                                      -------------

BRAZIL 12.9%

V   Federal Republic of
  Brazil
  6.00%, due 1/17/17                      1,850,000       1,669,625
  8.25%, due 1/20/34                      8,090,000       7,847,300
  Series B
  8.875%, due 4/15/24                     1,475,000       1,489,750
  8.875%, due 5/15/27                     1,500,000       1,690,500
  10.00%, due 1/1/12                  R$  4,400,000       1,752,140
  11.00%, due 8/17/40                 $     975,000       1,133,925
                                                      -------------
                                                         15,583,240
                                                      -------------

COLOMBIA 4.1%
V   Republic of Colombia
  4.607%, due 11/16/15 (b)                  500,000         411,250
  7.375%, due 1/27/17                     1,050,000         945,000
  8.125%, due 5/21/24                     2,830,000       2,575,300
  10.375%, due 1/28/33                      500,000         530,000
  11.75%, due 2/25/20                       430,000         490,200
                                                      -------------
                                                          4,951,750
                                                      -------------

DOMINICAN REPUBLIC 0.5%

Dominican Republic
  9.04%, due 1/23/18 (a)                    655,786         341,009
  Series Reg S
  9.04%, due 1/23/18                        546,488         284,174
                                                      -------------
                                                            625,183
                                                      -------------

EL SALVADOR 0.3%

Republic of El Salvador
  7.75%, due 1/24/23 (a)                    100,000          72,000
  Series Reg S
  7.75%, due 1/24/23                        100,000          72,000
  8.25%, due 4/10/32 (a)                    250,000         162,500
                                                      -------------
                                                            306,500
                                                      -------------

INDONESIA 3.3%

V   Republic of Indonesia
  6.625%, due 2/17/37 (a)                 2,000,000       1,100,000
  6.875%, due 1/17/18                     2,000,000       1,309,426
  Series Reg S
  7.25%, due 4/20/15 (a)                    550,000         423,500
  7.25%, due 4/20/15                      1,500,000       1,127,295
                                                      -------------
                                                          3,960,221
                                                      -------------

JAMAICA 0.4%

Jamaica Government
  8.00%, due 6/24/19                        650,000         487,500
                                                      -------------


LEBANON 1.0%

Republic of Lebanon
  Series Reg S
  8.25%, due 4/12/21                      1,650,000       1,204,500
                                                      -------------


MEXICO 4.9%
United Mexican States
  5.625%, due 1/15/17                     3,575,000       3,181,750
  9.00%, due 12/20/12                 M$ 35,100,000       2,781,813
                                                      -------------
                                                          5,963,563
                                                      -------------

PANAMA 5.0%
V   Republic of Panama
  6.70%, due 1/26/36                  $     558,000         435,240
  7.125%, due 1/29/26                       925,000         763,125
  8.875%, due 9/30/27                       920,000         855,600



12    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                          PRINCIPAL
                                             AMOUNT           VALUE
GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
PANAMA (CONTINUED)
Republic of Panama (continued)
  9.375%, due 4/1/29                  $   4,157,000   $   4,032,290
                                                      -------------
                                                          6,086,255
                                                      -------------


PERU 5.3%

V   Republic of Peru
  7.35%, due 7/21/25                      5,635,000       4,761,575
  8.75%, due 11/21/33                     1,762,000       1,603,420
                                                      -------------
                                                          6,364,995
                                                      -------------

PHILIPPINES 6.1%

V   Republic of Philippines
  8.00%, due 1/15/16                        650,000         604,500
  9.375%, due 1/18/17                       830,000         830,000
  9.50%, due 2/2/30                       4,660,000       4,753,200
  9.875%, due 1/15/19                     1,130,000       1,214,750
                                                      -------------
                                                          7,402,450
                                                      -------------

RUSSIA 6.0%

V   Russian Federation
  7.50%, due 3/31/30                      5,634,755       4,927,706
  11.00%, due 7/24/18                     1,850,000       2,312,500
                                                      -------------
                                                          7,240,206
                                                      -------------

SOUTH AFRICA 0.9%

Republic of South Africa
  6.50%, due 6/2/14                       1,300,000       1,079,000
                                                      -------------


TURKEY 7.7%

V   Republic of Turkey
  (zero coupon), due
  1/13/10                             YTL 1,614,000         808,908
  6.875%, due 3/17/36                 $     200,000         136,000
  7.25%, due 3/15/15                      1,510,000       1,238,200
  7.375%, due 2/5/25                      4,725,000       3,685,500
  9.00%, due 6/30/11                      1,000,000         990,000
  9.50%, due 1/15/14                      1,300,000       1,222,000
  11.00%, due 1/14/13                       550,000         554,125
  11.75%, due 6/15/10                       700,000         717,500
                                                      -------------
                                                          9,352,233
                                                      -------------

UKRAINE 0.7%

Ukraine Government
  6.75%, due 11/14/17 (a)                 1,200,000         582,000
  6.875%, due 3/4/11 (a)                    350,000         217,000
                                                      -------------
                                                            799,000
                                                      -------------

URUGUAY 3.6%
V   Republic of Uruguay
  8.00%, due 11/18/22                     1,741,201       1,184,017
  9.25%, due 5/17/17                      3,835,000       3,221,400
                                                      -------------
                                                          4,405,417
                                                      -------------


VENEZUELA 5.7%

V   Republic of Venezuela
  6.00%, due 12/9/20                      6,500,000       2,697,500
  8.50%, due 10/8/14                      3,670,000       2,055,200
  Series Reg S
  9.25%, due 5/7/28                       4,600,000       2,116,000
                                                      -------------
                                                          6,868,700
                                                      -------------
Total Government & Federal
  Agencies
  (Cost $107,015,991)                                    84,380,713
                                                      -------------
Total Long-Term Bonds
  (Cost $141,110,851)                                   105,202,420
                                                      -------------


SHORT-TERM INVESTMENT 12.0%
-------------------------------------------------------------------

REPURCHASE AGREEMENT 12.0%
State Street Bank and Trust
  Co. 0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $14,504,674
  (Collateralized by a
  Federal National Mortgage
  Association Security with
  a rate of 4.875% and a
  maturity date of 4/15/09,
  with a Principal Amount
  of $14,635,000 and a
  Market Value of
  $14,799,497)                           14,504,553      14,504,553
                                                      -------------
Total Short-Term Investment
  (Cost $14,504,553)                                     14,504,553
                                                      -------------
Total Investments
  (Cost $155,615,404) (c)                      99.0%    119,706,973
Cash and Other Assets,
  Less Liabilities                              1.0       1,208,417
                                              -----    ------------
Net Assets                                    100.0%  $ 120,915,390
                                              =====    ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

+++ On a daily basis NYLIM confirms that the value of the Fund's liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b) Floating rate. Rate shown is the rate in effect at October 31, 2008.
(c)  At October 31, 2008, cost is $156,383,559
     for federal income tax purposes and net
     unrealized depreciation is as follows:




Gross unrealized appreciation     $     774,119
Gross unrealized depreciation       (37,450,705)
                                   ============
Net unrealized depreciation       $ (36,676,586)
                                   ============




The following abbreviations are used in the above portfolio:
R$ --Brazilian Real
M$--Mexican Peso
YTL--New Turkish Lira



14    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $141,110,851)     $105,202,420
Repurchase agreement, at value
  (identified cost $14,504,553)        14,504,553
Cash denominated in foreign
  currency
  (identified cost $57,929)                52,804
Receivables:
  Dividends and interest                3,049,733
  Investment securities sold            1,590,671
  Fund shares sold                        105,589
Other assets                               36,927
Unrealized appreciation on foreign
  currency forward contracts            1,847,199
                                     ------------
     Total assets                     126,389,896
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       3,382,738
  Fund shares redeemed                    319,263
  Transfer agent (See Note 3)              85,791
  Shareholder communication                68,553
  NYLIFE Distributors (See Note 3)         62,434
  Manager (See Note 3)                     48,129
  Professional fees                        36,837
  Custodian                                29,240
  Trustees                                    536
Accrued expenses                            4,386
Dividend payable                          246,052
Unrealized depreciation on foreign
  currency forward contracts            1,190,547
                                     ------------
     Total liabilities                  5,474,506
                                     ------------
Net assets                           $120,915,390
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited
  number of shares authorized        $    151,219
Additional paid-in capital            161,497,598
                                     ------------
                                      161,648,817
Distributions in excess of net
  investment income                       (37,799)
Accumulated net realized loss on
  investments, swap contracts,
  written options and foreign
  currency transactions                (5,419,669)
Net unrealized depreciation on
  investments                         (35,908,431)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                               632,472
                                     ------------
Net assets                           $120,915,390
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 12,662,358
                                     ============
Shares of beneficial interest
  outstanding                           1,569,793
                                     ============
Net asset value per share
  outstanding                        $       8.07
Maximum sales charge (4.50% of
  offering price)                            0.38
                                     ------------
Maximum offering price per share
  outstanding                        $       8.45
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 59,842,929
                                     ============
Shares of beneficial interest
  outstanding                           7,459,040
                                     ============
Net asset value per share
  outstanding                        $       8.02
Maximum sales charge (4.50% of
  offering price)                            0.38
                                     ------------
Maximum offering price per share
  outstanding                        $       8.40
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 21,006,377
                                     ============
Shares of beneficial interest
  outstanding                           2,644,792
                                     ============
Net asset value and offering price
  per share outstanding              $       7.94
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 27,377,056
                                     ============
Shares of beneficial interest
  outstanding                           3,444,947
                                     ============
Net asset value and offering price
  per share outstanding              $       7.95
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $     26,670
                                     ============
Shares of beneficial interest
  outstanding                               3,324
                                     ============
Net asset value and offering price
  per share outstanding              $       8.02
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                           $ 14,331,145
  Income from securities
     loaned--net                           30,217
  Dividends                                30,155
                                     ------------
     Total income                      14,391,517
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,370,405
  Distribution--Class B (See Note
     3)                                   242,779
  Distribution--Class C (See Note
     3)                                   311,081
  Transfer agent--Investor Class
     (See Note 3)                          34,374
  Transfer agent--Class A (See Note
     3)                                   248,123
  Transfer agent--Classes B and C
     (See Note 3)                         222,146
  Transfer agent--Class I (See Note
     3)                                       118
  Distribution/Service--Investor
     Class (See Note 3)                    24,996
  Distribution/Service--Class A
     (See Note 3)                         275,811
  Service--Class B (See Note 3)            80,926
  Service--Class C (See Note 3)           103,694
  Shareholder communication               113,205
  Registration                             72,802
  Professional fees                        71,514
  Custodian                                51,464
  Recordkeeping (a)                        35,197
  Trustees                                  6,525
  Miscellaneous                            16,937
                                     ------------
     Total expenses before waiver       3,282,097
  Expense waiver from Manager (See
     Note 3)                              (38,366)
                                     ------------
     Net expenses                       3,243,731
                                     ------------
  Net investment income                11,147,786
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                (5,187,289)
  Swap contracts                           99,876
  Foreign currency transactions          (136,348)
                                     ------------
Net realized loss on investments,
  swap contracts, written options
  and foreign currency transactions    (5,223,761)
                                     ------------
Net change in unrealized
  appreciation on:
  Security transactions               (54,645,205)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts           438,261
                                     ------------
Net change in unrealized
  appreciation on investments and
  foreign currency transactions       (54,206,944)
                                     ------------
Net realized and unrealized loss on
  investments, swap contracts,
  written options and foreign
  currency transactions               (59,430,705)
                                     ------------
Net decrease in net assets
  resulting from operations          $(48,282,919)
                                     ============



(a) Effective August 1, 2008, the pricing and record keeping services fee is included in the Manager fee.



16    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $ 11,147,786   $ 11,660,334
 Net realized gain (loss) on
  investments, swap contracts
  and foreign currency
  transactions                   (5,223,761)     4,328,853
 Net change in unrealized
  appreciation on investments
  and foreign currency
  transactions                  (54,206,944)      (204,230)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (48,282,919)    15,784,957
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                 (565,045)            --
    Class A                      (6,620,885)    (7,399,296)
    Class B                      (1,687,843)    (2,046,521)
    Class C                      (2,172,047)    (2,225,143)
    Class I                          (2,888)          (412)
                               ---------------------------
                                (11,048,708)   (11,671,372)
                               ---------------------------
 From net realized gain on investments:
    Class A                      (2,676,994)    (2,758,640)
    Class B                        (753,826)      (970,992)
    Class C                        (915,247)      (936,486)
    Class I                          (1,091)            --
                               ---------------------------
                                 (4,347,158)    (4,666,118)
                               ---------------------------
 Total dividends and
     distributions to
     shareholders               (15,395,866)   (16,337,490)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         35,211,015     61,305,555
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              10,910,871     11,471,891
 Cost of shares redeemed        (80,604,996)   (57,268,903)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (34,483,110)    15,508,543
                               ---------------------------
    Net increase (decrease)
     in net assets              (98,161,895)    14,956,010

NET ASSETS:
Beginning of year               219,077,285    204,121,275
                               ---------------------------
End of year                    $120,915,390   $219,077,285
                               ===========================
Distributions in excess of
 net investment income at
 end of year                   $    (37,799)  $   (279,342)
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS
                            --------------
                             FEBRUARY 28,
                                2008**                                     CLASS A
                                THROUGH       -----------------------------------------------------------------
                              OCTOBER 31,                           YEAR ENDED OCTOBER 31,

                            -----------------------------------------------------------------------------------
                                 2008           2008       2007              2006              2005       2004
Net asset value at
  beginning of period           $ 11.27       $ 11.81    $  11.82          $  11.44          $ 11.17    $ 10.49
                                -------       -------    --------          --------          -------    -------
Net investment income              0.42 (a)      0.67 (a)    0.67 (a)          0.69 (a)         0.73       0.76
Net realized and
  unrealized gain (loss)
  on investments                  (3.23)        (3.59)       0.24              0.59 (b)         0.49       0.67
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                     0.02          0.02        0.01              0.01             0.00 ++    0.00 ++
                                -------       -------    --------          --------          -------    -------
Total from investment
  operations                      (2.79)        (2.90)       0.92              1.29             1.22       1.43
                                -------       -------    --------          --------          -------    -------
Less dividends and
  distributions:
  From net investment
     income                       (0.41)        (0.66)      (0.67)            (0.91)           (0.76)     (0.75)
  From net realized gain
     on investments                  --         (0.23)      (0.26)               --            (0.19)        --
                                -------       -------    --------          --------          -------    -------
Total dividends and
  distributions                   (0.41)        (0.89)      (0.93)            (0.91)           (0.95)     (0.75)
                                -------       -------    --------          --------          -------    -------
Net asset value at end of
  period                        $  8.07       $  8.02    $  11.81          $  11.82          $ 11.44    $ 11.17
                                =======       =======    ========          ========          =======    =======
Total investment return
  (c)(f)                         (25.54%)(d)   (26.29%)      8.11%            11.75%(b)(e)     11.35%     14.26%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            5.79% ++      6.08%       5.70%             5.97%            6.63%      7.29%
  Net expenses                     1.50% ++      1.34%       1.40%             1.40%            1.43%      1.53%
  Expenses (before
     recoupment/
     waiver/reimbursement)         1.53% ++      1.37%       1.37%             1.43%(e)         1.46%      1.53%
Portfolio turnover rate              55%           55%         30%               33%              34%        24%
Net assets at end of
  period (in 000's)             $12,662       $59,843    $135,321          $121,810          $86,515    $44,434




                                                               CLASS C
                                   ---------------------------------------------------------------



                                                        YEAR ENDED OCTOBER 31,

                                   ---------------------------------------------------------------
                                     2008       2007       2006             2005             2004
Net asset value at
  beginning of period              $ 11.70    $ 11.72    $ 11.36          $ 11.10          $ 10.44
                                   -------    -------    -------          -------          -------
Net investment income                 0.57 (a)   0.58 (a)   0.60 (a)         0.65             0.69
Net realized and
  unrealized gain (loss)
  on investments                     (3.54)      0.23       0.58 (b)         0.48             0.65
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                        0.02       0.01       0.01            (0.00)++         (0.00)++
                                   -------    -------    -------          -------          -------
Total from investment
  operations                         (2.95)      0.82       1.19             1.13             1.34
                                   -------    -------    -------          -------          -------
Less dividends and
  distributions:
  From net investment
     income                          (0.57)     (0.58)     (0.83)           (0.68)           (0.68)
  From net realized gain
     on investments                  (0.23)     (0.26)        --            (0.19)              --
                                   -------    -------    -------          -------          -------
Total dividends and
  distributions                      (0.80)     (0.84)     (0.83)           (0.87)           (0.68)
                                   -------    -------    -------          -------          -------
Net asset value at end of
  period                           $  7.95    $ 11.70    $ 11.72          $ 11.36          $ 11.10
                                   =======    =======    =======          =======          =======
Total investment return
  (c)(f)                            (26.83%)     7.28%     10.87%(b)(e)     10.62%           13.36%
Ratios (to average net assets)/Supplemental Data:
  Net investment income               5.22%      4.95%      5.22%            5.88%            6.54%
  Net expenses                        2.19%      2.15%      2.15%            2.18%            2.28%
  Expenses (before
     recoupment/
     waiver/reimbursement)            2.20%      2.12%      2.18%(e)         2.21%            2.28%
Portfolio turnover rate                 55%        30%        33%              34%              24%
Net assets at end of
  period (in 000's)                $27,377    $45,786    $39,176          $28,547          $16,455





**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from the Manager for professional fees costs. The effect on total return was less than one-hundredth of a percent.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





18    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                CLASS B
              ---------------------------------------------------------------------------



                                         YEAR ENDED OCTOBER 31,

              ---------------------------------------------------------------------------
                2008             2007             2006             2005             2004
              $ 11.70          $ 11.72          $ 11.36          $ 11.10          $ 10.44
              -------          -------          -------          -------          -------
                 0.56 (a)         0.58 (a)         0.60 (a)         0.65             0.69
                (3.54)            0.23             0.58 (b)         0.48             0.65

                 0.02             0.01             0.01            (0.00)++         (0.00)++
              -------          -------          -------          -------          -------
                (2.96)            0.82             1.19             1.13             1.34
              -------          -------          -------          -------          -------

                (0.57)           (0.58)           (0.83)           (0.68)           (0.68)
                (0.23)           (0.26)              --            (0.19)              --
              -------          -------          -------          -------          -------
                (0.80)           (0.84)           (0.83)           (0.87)           (0.68)
              -------          -------          -------          -------          -------
              $  7.94          $ 11.70          $ 11.72          $ 11.36          $ 11.10
              =======          =======          =======          =======          =======
               (26.92%)           7.28%           10.87%(b)(e)     10.62%           13.36%

                 5.21%            4.95%            5.22%            5.88%            6.54%
                 2.20%            2.15%            2.15%            2.18%(e)         2.28%

                 2.19%            2.12%            2.18%(e)         2.21%            2.28%
                   55%              30%              33%              34%              24%
              $21,006          $37,913          $43,136          $57,500          $31,459




                    CLASS I
           -------------------------
                          AUGUST 31,
               YEAR         2007**
              ENDED        THROUGH
           OCTOBER 31,   OCTOBER 31,

           -------------------------
               2008          2007
             $ 11.81        $11.26
             -------        ------
                0.69 (a)      0.11 (a)
               (3.58)         0.52

                0.02          0.04
             -------        ------
               (2.87)         0.67
             -------        ------

               (0.69)        (0.12)
               (0.23)           --
             -------        ------
               (0.92)        (0.12)
             -------        ------
             $  8.02        $11.81
             =======        ======
              (26.11%)        5.95%(d)

                6.28%         6.12% ++
                1.14%         1.15% ++

                1.15%         0.99% ++
                  55%           30%
             $    27        $   57




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Global High Income Fund (the "Fund").

The Fund currently offers five classes of shares. Class A shares and Class B shares commenced on June 1, 1998. Class C shares commenced on September 1, 1998. Class I shares commenced on August 31, 2007. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective. The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt


20    MainStay Global High Income Fund
security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange;
(v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3 (A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


                                                   mainstayinvestments.com    21

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Funds assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(I) FOREIGN CURRENCY TRANSACTIONS.   The books and records of the Fund are kept
in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J) SWAP AGREEMENTS. The Fund may enter into credit default, interest rate, index and currency exchange rate swap agreements ("swaps") for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return or for other portfolio management purposes. In standard swaps transactions, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an


22    MainStay Global High Income Fund
agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements and that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

(K) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(L) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million.

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333%

                                                   mainstayinvestments.com    23
for the next $80 million and 0.01% for any amount over $100 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.50%; Class A, 1.31%; Class B, 2.25%; Class C, 2.25%; and Class I, 1.15%.

Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.40%; Class B, 2.15%; Class C, 2.15%; and Class I, 1.15%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $1,370,405 and waived its fees in the amount of $38,366.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

     OCTOBER 31,
   2010        2011      TOTAL
  $12,913    $38,366    $51,279
-------------------------------



Effective August 1, 2008, the fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $35,197 for the period November 1, 2007 to July 31, 2008.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,765 and $24,102, respectively, for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $25, $53,851, $73,765, and $11,453, respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing


24    MainStay Global High Income Fund
agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $504,761.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                          $4,783,630     8.0%
---------------------------------------------------
Class C                                 246     0.0++
---------------------------------------------------
Class I                              19,432    72.9
---------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $7,029.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

             ACCUMULATED
               CAPITAL         OTHER         UNREALIZED          TOTAL
ORDINARY      AND OTHER      TEMPORARY      APPRECIATION      ACCUMULATED
 INCOME     GAINS (LOSS)    DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$805,208     $(4,651,514)    $(246,052)     $(36,641,069)    $(40,733,427)
-------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals, distributions and mark to market on forward contracts.

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

  ACCUMULATED       ACCUMULATED
 UNDISTRIBUTED     NET REALIZED     ADDITIONAL
NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
 INCOME (LOSS)      INVESTMENTS       CAPITAL
   $142,465          $(142,465)         $--

 ---------------------------------------------


The reclassifications for the Fund are primarily due to foreign currency gain
(loss), paydown gain (loss), reclassification of distributions and foreign currency transactions.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $4,651,514 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                   CAPITAL LOSS
       CAPITAL LOSS                  AMOUNTS
    AVAILABLE THROUGH                (000'S)
           2016                       $4,652
-----------------------------------------------------



The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                   2008          2007
Distributions paid from:
  Ordinary Income           $11,048,734   $11,669,574
  Long-Term Capital Gains     4,347,132     4,667,916
-----------------------------------------------------
                            $15,395,866   $16,337,490
-----------------------------------------------------





                                                   mainstayinvestments.com    25

NOTE 5--FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:

As of October 31, 2008, the Fund held the following foreign currency forward contracts:

                                                           CONTRACT      CONTRACT        UNREALIZED
                                                             AMOUNT        AMOUNT     APPRECIATION/
                                                          PURCHASED          SOLD    (DEPRECIATION)
Foreign Currency Buy Contracts:
---------------------------------------------------------------------------------------------------
Brazilian Real vs. U.S. Dollar, expiring 11/4/08    BRL   2,035,500    $1,011,680         $ (72,146)
---------------------------------------------------------------------------------------------------
Brazilian Real vs. U.S. Dollar, expiring 11/10/08   BRL   6,960,512     3,184,667            20,224
---------------------------------------------------------------------------------------------------
Brazilian Real vs. U.S. Dollar, expiring 12/2/08    BRL   3,300,000     1,910,828          (404,955)
---------------------------------------------------------------------------------------------------
Mexican Peso vs. U.S. Dollar, expiring 11/7/08      MXN  15,069,316     1,186,000           (15,945)
---------------------------------------------------------------------------------------------------
Mexican Peso vs. U.S. Dollar, expiring 11/10/08     MXN  23,680,276     1,800,508            36,483
---------------------------------------------------------------------------------------------------
Mexican Peso vs. U.S. Dollar, expiring 11/21/08     MXN  39,966,250     3,750,000          (659,870)
---------------------------------------------------------------------------------------------------




                                                           CONTRACT      CONTRACT        UNREALIZED
                                                             AMOUNT        AMOUNT     APPRECIATION/
                                                               SOLD     PURCHASED    (DEPRECIATION)
Foreign Currency Sale Contracts:
---------------------------------------------------------------------------------------------------
Brazilian Real vs. U.S. Dollar, expiring 11/4/08    BRL   2,035,500    $1,000,000          $ 60,466
---------------------------------------------------------------------------------------------------
Brazilian Real vs. U.S. Dollar, expiring 11/10/08   BRL   4,544,256     2,100,800             8,447
---------------------------------------------------------------------------------------------------
Brazilian Real vs. U.S. Dollar, expiring 11/24/08   BRL   4,286,975     1,925,000           (37,631)
---------------------------------------------------------------------------------------------------
Brazilian Real vs. U.S. Dollar, expiring 12/2/08    BRL   3,300,000     1,986,157           480,284
---------------------------------------------------------------------------------------------------
Mexican Peso vs. U.S. Dollar, expiring 11/7/08      MXN  37,088,340     3,270,000           390,281
---------------------------------------------------------------------------------------------------
Mexican Peso vs. U.S. Dollar, expiring 11/10/08     MXN  24,420,750     2,100,800           206,368
---------------------------------------------------------------------------------------------------
Mexican Peso vs. U.S. Dollar, expiring 11/21/08     MXN  39,966,250     3,675,080           584,950
---------------------------------------------------------------------------------------------------
Turkish Lira vs. U.S. Dollar, expiring 11/10/08     YTL   1,300,500       900,000            59,696
---------------------------------------------------------------------------------------------------
Net unrealized appreciation on foreign currency
  forward contracts                                                                        $656,652
---------------------------------------------------------------------------------------------------



As of October 31, 2008, the Fund held the following foreign currency:

                                CURRENCY      COST     VALUE
Argentinian Peso               ARS178,821   $57,929   $52,804
-------------------------------------------------------------



NOTE 6--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 8--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of U.S. Government securities were $810 and $814, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $97,145 and $142,782, respectively.



26    MainStay Global High Income Fund

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES        AMOUNT
Period ended October 31, 2008
  (a):
Shares sold                      460,861   $ 5,118,838
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     52,591       544,395
Shares redeemed                 (264,625)   (2,779,976)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     248,827     2,883,257
Shares converted into
  Investor Class (See Note 1)  1,460,537    16,144,606
Shares converted from
  Investor Class (See Note 1)   (139,571)   (1,458,463)
                               -----------------------
Net increase                   1,569,793   $17,569,400
                               =======================



(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                    1,712,333   $ 19,078,353
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              588,304      6,477,205
Shares redeemed               (5,169,258)   (54,184,103)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (2,868,621)   (28,628,545)
Shares converted into Class
  A (See Note 1)                 284,176      3,049 715
Shares converted from Class
  A (See Note 1)              (1,416,051)   (15,592,376)
                              -------------------------
Net decrease                  (4,000,496)  $(41,171,206)
                              =========================
Year ended October 31, 2007:
Shares sold                    3,312,514   $ 38,935,957
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              610,602      7,156,143
Shares redeemed               (3,035,084)   (35,495,220)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     888,032     10,596,880
Shares converted from Class
  B (See Note 1)                 266,067      3,114,762
                              -------------------------
Net increase                   1,154,099   $ 13,711,642
                              =========================

 CLASS B                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                      321,100   $  3,507,746
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              180,175      1,955,791
Shares redeemed                 (900,354)    (9,647,430)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (399,079)    (4,183,893)
Shares converted from Class
  B (See Note 1)                (196,767)    (2,143,482)
                              -------------------------
Net decrease                    (595,846)  $ (6,327,375)
                              =========================
Year ended October 31, 2007:
Shares sold                      467,515   $  5,463,284
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              204,494      2,377,543
Shares redeemed                 (842,768)    (9,783,767)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (170,759)    (1,942,940)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (268,428)    (3,114,762)
                              -------------------------
Net decrease                    (439,187)  $ (5,057,702)
                              =========================


 CLASS C                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                      691,238   $  7,502,171
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              178,021      1,931,330
Shares redeemed               (1,336,692)   (13,970,477)
                              -------------------------
Net decrease                    (467,433)  $ (4,536,976)
                              =========================
Year ended October 31, 2007:
Shares sold                    1,441,124   $ 16,851,314
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              166,779      1,937,942
Shares redeemed               (1,037,635)   (11,989,916)
                              -------------------------
Net increase                     570,268   $  6,799,340
                              =========================


 CLASS I                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                          344   $      3,907
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  198          2,150
Shares redeemed                   (2,045)       (23,010)
                              -------------------------
Net decrease                      (1,503)  $    (16,953)
                              =========================
Year ended October 31, 2007
  (b):
Shares sold                        4,804   $     55,000
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   23            263
                              -------------------------
Net increase                       4,827   $     55,263
                              =========================



(b) The Class I shares commenced operations on August 31, 2007.



                                                   mainstayinvestments.com    27

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



28    MainStay Global High Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Global High Income Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Global High Income Fund of The MainStay Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008


                                                   mainstayinvestments.com    29

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBSIDIARY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay Global High Income Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider


30    MainStay Global High Income Fund
of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position

                                                   mainstayinvestments.com    31
is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.



32    MainStay Global High Income Fund

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreements for one year.


                                                   mainstayinvestments.com    33

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advised shareholders within 60 days of the Fund's fiscal year end (October 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $4,347,132.

The dividends paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 100% to arrive at the amount eligible for qualified interest income.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).





34    MainStay Global High Income Fund

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST                                        COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Trustee since   Managers and President and                   since September 2008 (3
9/24/60    September       Chief Executive Officer                      funds); Director, Eclipse
           2008            (since April 2008) of New                    Funds Inc. since September
                           York Life Investment                         2008, (22 funds); Director,
                           Management LLC and New York                  ICAP Funds, Inc., since
                           Life Investment Management                   September 2008 (4 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                   mainstayinvestments.com    35

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Trustee since   Capital Management;                         since 2007 (3 funds);
JR.        2007            President--Shields/Alli-                    Director, Eclipse Funds
11/16/46                   ance, Alliance Capital                      Inc. since 2007 (22
                           Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------






36    MainStay Global High Income Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.



           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    37

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------






38    MainStay Global High Income Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A014622         (RECYCLE LOGO)            MS308-08           MSGH11-12/08
                                                                          20

(MAINSTAY LOGO)


                 MAINSTAY

                 COMMON STOCK FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY LOGO)


                 MAINSTAY

                 COMMON STOCK FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------





INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       17
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            29
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       30
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             33
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        33
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       33
---------------------------------------------

TRUSTEES AND OFFICERS                      34

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUC-TUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (40.74%)  (1.78%)  (0.54%)
Excluding sales charges    (37.29)   (0.66)    0.03




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (40.67%)  (1.76%)  (0.53%)
Excluding sales charges    (37.22)   (0.64)    0.04




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (40.62%)  (1.75%)  (0.71%)
Excluding sales charges    (37.77)   (1.39)   (0.71)




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)


1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund- share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (38.41%)  (1.39%)  (0.72%)
Excluding sales charges    (37.84)   (1.39)   (0.72)




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                 ONE      FIVE     TEN
TOTAL RETURNS                 YEAR     YEARS    YEARS
-----------------------------------------------------
                             (36.92%)  (0.12%)   0.43%




                                                            (PERFORMANCE GRAPH)



CLASS R2 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                  ONE       FIVE     TEN
TOTAL RETURNS                  YEAR      YEARS    YEARS
-------------------------------------------------------
                             (37.28%)    (0.74%)  (0.06%)




                                                            (PERFORMANCE GRAPH)



 certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Investor Class shares were first offered to the public on February 28, 2008. Performance figures for Investor Class shares include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain

THE FOOTNOTE ON THE PRECEDING PAGE AND THE FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Common Stock Fund

 BENCHMARK PERFORMANCE                     ONE      FIVE      TEN
                                          YEAR     YEARS     YEARS
------------------------------------------------------------------------
S&P 500(R) Index(5)                      (36.10%)    0.26%    0.40%
Russell 1000(R) Index(6)                 (36.80)     0.37     0.75
Average Lipper large-cap core fund(7)    (36.22)    (0.41)    0.08



 contractual fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on December 28, 2004, include historical performance of Class A shares through December 27, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. Performance figures for Class R2 shares, first offered to the public on December 14, 2007, include the historical performance of Class A shares through April 30, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for Class R2 shares might have been lower.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
6. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY COMMON STOCK FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $699.10         $5.98          $1,018.10         $ 7.10
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $700.40         $3.89          $ 1020.60         $ 4.62
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $696.90         $9.17          $1,014.30         $10.89
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $696.10         $9.17          $1,014.30         $10.89
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $701.30         $2.65          $1,022.00         $ 3.15
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.40% for Investor Class, 0.91% for Class A, 2.15% for Class B and Class C and 0.62% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.



8    MainStay Common Stock Fund

 INDUSTRY COMPOSITION AS OF OCTOBER 31, 2008



Oil, Gas & Consumable Fuels            12.2%
Pharmaceuticals                         7.7
Computers & Peripherals                 6.8
Exchange Traded Funds                   5.5
Insurance                               4.7
Software                                4.2
Specialty Retail                        3.9
Diversified Telecommunication
  Services                              3.5
Capital Markets                         3.0
Semiconductors & Semiconductor
  Equipment                             3.0
Road & Rail                             2.9
Energy Equipment & Services             2.6
Household Products                      2.5
Industrial Conglomerates                2.4
Food & Staples Retailing                2.2
Beverages                               2.1
Media                                   2.1
Communications Equipment                2.0
Aerospace & Defense                     1.9
Tobacco                                 1.8
Biotechnology                           1.7
Consumer Finance                        1.7
Diversified Financial Services          1.6
Machinery                               1.6
IT Services                             1.5
Health Care Providers & Services        1.4
Commercial Banks                        1.3
Internet Software & Services            1.3
Chemicals                               1.0
Health Care Equipment & Supplies        1.0%
Air Freight & Logistics                 0.8
Multiline Retail                        0.8
Food Products                           0.7
Household Durables                      0.7
Airlines                                0.6
Metals & Mining                         0.6
Multi-Utilities                         0.6
Textiles, Apparel & Luxury Goods        0.6
Hotels, Restaurants & Leisure           0.5
Construction & Engineering              0.4
Life Sciences Tools & Services          0.4
Electric Utilities                      0.3
Leisure Equipment & Products            0.3
Wireless Telecommunication Services     0.3
Electrical Equipment                    0.2
Electronic Equipment & Instruments      0.2
Real Estate Investment Trusts           0.2
Auto Components                         0.1
Diversified Consumer Services           0.1
Gas Utilities                           0.1
Professional Services                   0.1
Trading Companies & Distributors        0.1
Commercial Services & Supplies          0.0++
Containers & Packaging                  0.0++
Health Care Technology                  0.0++
Independent Power Producers & Energy
  Traders                               0.0++
Thrifts & Mortgage Finance              0.0++
Short-Term Investment                   0.1
Cash and Other Assets, Less
  Liabilities                           0.1
                                      -----
                                      100.0%
                                      =====





++ Less than one-tenth of a percent.

See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  ExxonMobil Corp.
    2.  S&P 500 Index--SPDR Trust Series 1
    3.  Microsoft Corp.
    4.  Procter & Gamble Co. (The)
    5.  Johnson & Johnson
    6.  Wal-Mart Stores, Inc.
    7.  International Business Machines Corp.
    8.  Pfizer, Inc.
    9.  AT&T, Inc.
   10.  Chevron Corp.






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARVEY FRAM, CFA, AND MIGENE KIM, CFA, OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY COMMON STOCK FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Common Stock Fund returned -37.29% for Investor Class shares,(1) -37.22% for Class A shares, -37.77% for Class B shares and -37.84% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -36.92% and Class R2 shares(2) returned -37.28%. All share classes underperformed the -36.22% return of the average Lipper(3) large-cap core fund and the -36.10% return of the S&P 500(R) Index(4) for the 12 months ended October 31, 2008. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund underperformed the S&P 500(R) Index primarily because our proprietary quantitative model did not expect as severe a market environment as we had during the reporting period. The Fund performed well through the first half of 2008, as our overweight position relative to the S&P 500(R) Index in commodity stocks--notably those in the energy sector--helped performance. One important part of the model, however, seeks to identify market trends. It generally takes a number of months to pick up on a new trend, and since the change was so severe, the Fund underperformed from July through October 2008.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS MADE THE WEAKEST CONTRIBUTIONS?

Even in a broadly declining market, some sectors and securities performed better than others. The sectors that made the strongest contributions to the Fund's performance relative to the S&P 500(R) Index were financials, followed by information technology and consumer discretionary. Unfortunately, all three of these sectors provided negative total returns. Within the financials sector, the Fund held no positions--or underweight positions--in almost all of the high-profile bankruptcy and near-bankruptcy stocks, such as American International Group (AIG), Fannie Mae and Lehman Brothers.

The Fund's worst-contributing sectors on a relative basis were consumer staples, health care and materials. Our model did not anticipate as severe a market environment as we saw during the reporting period, and hence the Fund was underweight in the typically recession-resistant consumer staples sector. The Fund was also underweight in the health care sector, but the Fund's underperformance was mainly due to a lack of exposure to specific stocks, such as Abbott Laboratories and Johnson & Johnson, that performed well during the reporting period.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED?

In absolute terms, the strongest contributors to the Fund's performance during the reporting period were Amgen, Wal-Mart Stores and Electronic Data Systems. Amgen's stock performed well because a number of its drugs received Food and Drug Administration (FDA) approval. Wal-Mart regained market share in the current cost-conscious retail environment. Electronic Data Systems saw its stock price rise in anticipation of an acquisition by Hewlett Packard in August 2008.

Major detractors included Exxon Mobil, Microsoft and General Electric. Exxon Mobil and Microsoft actually outperformed the S&P 500(R) Index, but contributed negatively to performance on an absolute basis because of their large weights in the Fund.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the perform-ance shown for Investor Class shares might have been lower.
2. Performance for Class R2 shares prior to 12/14/07, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in fees and expenses for such shares.
3. See footnote on page 7 for more information on Lipper Inc.
4. See footnote on page 7 for more information on the S&P 500(R) Index.


10    MainStay Common Stock Fund

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING
PERIOD?

The Fund seeks stocks with attractive valuations, reliable earnings and strong price trends. Among the stocks purchased by the Fund during the reporting period were Wal-Mart Stores and Johnson & Johnson. Both companies' earnings have held up well despite a difficult economic environment.

We sold stocks, such as Citigroup and Morgan Stanley, that were adversely affected by the continued turmoil in the economy and by the fallout from the mortgage crisis.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Weighting changes in the Fund result from a combination of security performance and the Fund's proprietary quantitative security-selection process. During the reporting period, the Fund increased its weighting in information technology from neutral to overweight. Information technology stocks traded at extremely low valuations, indicating that the market was pricing in a much more severe recession than our model expects. We also increased the Fund's weighting in consumer staples from very underweight to moderately underweight relative to the S&P 500(R) Index. We decreased the Fund's weighting in financials from overweight to underweight. In the utilities sector we moved from a moderate underweight to a more substantially underweight position.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2008, the Fund's most substantially overweight positions relative to the S&P 500(R) Index were in information technology and energy. Within energy, the Fund tends to own larger integrated oil companies, such as Exxon Mobil and Chevron.

On the same date, the Fund's most substantially underweight positions relative to the Index were in consumer staples and utilities. Although these sectors have traditionally performed relatively well during periods of economic weakness, we believe that many stocks in these sectors have become relatively expensive. The Fund's exposure in utilities, combined with an underweight in materials, translates to a fairly neutral exposure to very volatile commodities, such as crude oil and copper.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                     SHARES           VALUE
COMMON STOCKS 94.3%+
-----------------------------------------------------------

AEROSPACE & DEFENSE 1.9%
Boeing Co. (The)                     68,940   $   3,603,494
General Dynamics Corp.                6,474         390,512
Honeywell International,
  Inc.                               71,898       2,189,294
Northrop Grumman Corp.                4,946         231,918
United Technologies Corp.            13,588         746,796
                                              -------------
                                                  7,162,014

                                              -------------

AIR FREIGHT & LOGISTICS 0.8%
FedEx Corp.                          42,041       2,748,220
United Parcel Service, Inc.
  Class B                             6,101         322,011
                                              -------------
                                                  3,070,231

                                              -------------

AIRLINES 0.6%
Southwest Airlines Co.              189,588       2,233,347
                                              -------------

AUTO COMPONENTS 0.1%
BorgWarner, Inc.                     15,698         352,734
                                              -------------

BEVERAGES 2.1%
Anheuser-Busch Cos., Inc.            51,598       3,200,624
Coca-Cola Co. (The)                  40,295       1,775,398
Pepsi Bottling Group, Inc.
  (The)                              26,320         608,518
PepsiCo, Inc.                        38,528       2,196,481
                                              -------------
                                                  7,781,021

                                              -------------

BIOTECHNOLOGY 1.7%
Amgen, Inc. (a)                      85,770       5,136,765
Biogen Idec, Inc. (a)                   732          31,147
Celgene Corp. (a)                     7,858         504,955
Cephalon, Inc. (a)                    5,866         420,709
United Therapeutics Corp. (a)         1,349         117,673
Vertex Pharmaceuticals, Inc.
  (a)                                 4,608         120,776
                                              -------------
                                                  6,332,025

                                              -------------

CAPITAL MARKETS 3.0%
Ameriprise Financial, Inc.           38,668         835,229
Bank of New York Mellon Corp.
  (The)                              48,829       1,591,825
Charles Schwab Corp. (The)          145,588       2,783,643
Federated Investors, Inc.
  Class B                             1,935          46,827
Goldman Sachs Group, Inc.
  (The)                               4,417         408,573
Invesco, Ltd.                        29,081         433,598
Merrill Lynch & Co., Inc.           115,063       2,139,021
Northern Trust Corp.                 13,004         732,255
Raymond James Financial,
  Inc.                               10,845         252,580
State Street Corp.                   49,752       2,156,749
                                              -------------
                                                 11,380,300
                                              -------------

CHEMICALS 1.0%
Airgas, Inc.                         11,327         434,504
Ashland, Inc.                        14,490         327,329
CF Industries Holdings, Inc.         12,155         780,230
Hercules, Inc.                        1,967          33,065
Monsanto Co.                         18,198       1,619,258
Rohm & Haas Co.                       3,648         256,637
Terra Industries, Inc.               16,768         368,728
                                              -------------
                                                  3,819,751

                                              -------------

COMMERCIAL BANKS 1.3%
Bancorpsouth, Inc.                    2,090          50,724
BB&T Corp.                            6,071         217,645
Fifth Third Bancorp                   8,668          94,048
National City Corp.                  37,984         102,557
SunTrust Banks, Inc.                  2,261          90,756
U.S. Bancorp                          9,449         281,675
Wachovia Corp.                      628,660       4,029,711
                                              -------------
                                                  4,867,116

                                              -------------

COMMERCIAL SERVICES & SUPPLIES 0.0%++
Allied Waste Industries, Inc.
  (a)                                   165           1,719
Stericycle, Inc. (a)                  2,480         144,907
                                              -------------
                                                    146,626

                                              -------------

COMMUNICATIONS EQUIPMENT 2.0%
Cisco Systems, Inc. (a)             351,718       6,250,029
F5 Networks, Inc. (a)                 6,812         169,074
Foundry Networks, Inc. (a)            7,679         114,033
QUALCOMM, Inc.                       27,118       1,037,535
                                              -------------
                                                  7,570,671

                                              -------------

COMPUTERS & PERIPHERALS 6.8%
Apple, Inc. (a)                      40,674       4,376,116
Dell, Inc. (a)                      188,470       2,289,910
Diebold, Inc.                         1,741          51,743
EMC Corp. (a)                       259,119       3,052,422
Hewlett-Packard Co.                 154,421       5,911,236
V  International Business
  Machines Corp.                     78,055       7,256,773
Lexmark International, Inc.
  Class A (a)                        23,944         618,473
NetApp, Inc. (a)                     92,124       1,246,438
QLogic Corp. (a)                     13,867         166,681
Sun Microsystems, Inc. (a)           18,795          86,457
Western Digital Corp. (a)            39,866         657,789
                                              -------------
                                                 25,714,038

                                              -------------

CONSTRUCTION & ENGINEERING 0.4%
Fluor Corp.                          35,374       1,412,484
Shaw Group, Inc. (The) (a)            4,455          79,700
URS Corp. (a)                         2,461          72,329
                                              -------------
                                                  1,564,513
                                              -------------


 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.


12    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
CONSUMER FINANCE 1.7%
American Express Co.                 97,359   $   2,677,372
Capital One Financial Corp.          70,532       2,759,212
Discover Financial Services          68,184         835,254
                                              -------------
                                                  6,271,838
                                              -------------

CONTAINERS & PACKAGING 0.0%++
Pactiv Corp. (a)                        647          15,243
Sonoco Products Co.                   5,878         148,008
                                              -------------
                                                    163,251

                                              -------------

DIVERSIFIED CONSUMER SERVICES 0.1%
Apollo Group, Inc. Class A
  (a)                                 4,385         304,801
                                              -------------

DIVERSIFIED FINANCIAL SERVICES 1.6%
Bank of America Corp.                27,410         662,499
Citigroup, Inc.                     111,349       1,519,914
JPMorgan Chase & Co.                 95,991       3,959,629
                                              -------------
                                                  6,142,042

                                              -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 3.5%
V  AT&T, Inc.                       266,794       7,142,076
CenturyTel, Inc.                      8,076         202,788
Verizon Communications, Inc.        190,155       5,641,899
                                              -------------
                                                 12,986,763

                                              -------------

ELECTRIC UTILITIES 0.3%
Edison International                 15,744         560,329
FPL Group, Inc.                       9,524         449,914
                                              -------------
                                                  1,010,243

                                              -------------

ELECTRICAL EQUIPMENT 0.2%
Emerson Electric Co.                 21,324         697,934
Hubbel, Inc. Class B                  3,796         136,163
                                              -------------
                                                    834,097

                                              -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.2%
Agilent Technologies, Inc.
  (a)                                 9,210         204,370
Arrow Electronics, Inc. (a)           2,939          51,285
Jabil Circuit, Inc.                  38,792         326,241
Molex, Inc.                           8,405         121,116
                                              -------------
                                                    703,012

                                              -------------

ENERGY EQUIPMENT & SERVICES 2.6%
ENSCO International, Inc.            35,077       1,333,277
FMC Technologies, Inc. (a)           20,813         728,247
Halliburton Co.                      21,020         415,986
Helmerich & Payne, Inc.              18,818         645,645
Nabors Industries, Ltd. (a)          47,069         676,852
National Oilwell Varco, Inc.
  (a)                                48,438       1,447,812
Noble Corp.                          61,365       1,976,567
Patterson-UTI Energy, Inc.           27,419         363,850
Pride International, Inc. (a)        20,515         385,477
Schlumberger, Ltd.                   23,774       1,227,927
Superior Energy Services,
  Inc. (a)                            8,075         172,159
Tidewater, Inc.                      10,982         478,925
                                              -------------
                                                  9,852,724
                                              -------------

FOOD & STAPLES RETAILING 2.2%
BJ's Wholesale Club, Inc. (a)         8,159         287,196
Sysco Corp.                           6,744         176,693
V  Wal-Mart Stores, Inc.            136,422       7,613,712
                                              -------------
                                                  8,077,601

                                              -------------

FOOD PRODUCTS 0.7%
Corn Products International,
  Inc.                               11,839         287,925
General Mills, Inc.                  23,381       1,583,829
H.J. Heinz Co.                        6,865         300,824
J.M. Smucker Co. (The)                1,650          73,524
Kellogg Co.                           6,005         302,772
Kraft Foods, Inc. Class A               356          10,374
                                              -------------
                                                  2,559,248

                                              -------------

GAS UTILITIES 0.1%
Nicor, Inc.                           6,966         321,899
                                              -------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.0%
Baxter International, Inc.           13,341         806,997
Becton, Dickinson & Co.                 298          20,681
Boston Scientific Corp. (a)          29,912         270,105
Covidien, Ltd.                       24,272       1,075,007
Edwards Lifesciences Corp.
  (a)                                10,514         555,560
Medtronic, Inc.                       4,175         168,378
STERIS Corp.                          3,496         119,004
Teleflex, Inc.                        4,492         238,031
Varian Medical Systems, Inc.
  (a)                                10,874         494,876
                                              -------------
                                                  3,748,639

                                              -------------

HEALTH CARE PROVIDERS & SERVICES 1.4%
Aetna, Inc.                          46,924       1,167,000
CIGNA Corp.                          64,846       1,056,990
DaVita, Inc. (a)                      8,457         479,935
Laboratory Corp. of America
  Holdings (a)                        4,196         258,012
Lincare Holdings, Inc. (a)           11,906         313,723
Omnicare, Inc.                       18,342         505,689
Quest Diagnostics, Inc.              12,440         582,192
Universal Health Services,
  Inc. Class B                        8,116         341,196
WellPoint, Inc. (a)                  16,041         623,514
                                              -------------
                                                  5,328,251
                                              -------------

HEALTH CARE TECHNOLOGY 0.0%++
Cerner Corp. (a)                      1,972          73,418
                                              -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              13


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
HOTELS, RESTAURANTS & LEISURE 0.5%
Darden Restaurants, Inc.             22,434   $     497,362
McDonald's Corp.                     22,921       1,327,813
                                              -------------
                                                  1,825,175

                                              -------------

HOUSEHOLD DURABLES 0.7%
D.R. Horton, Inc.                    57,489         424,269
KB Home                               1,957          32,662
Leggett & Platt, Inc.                26,130         453,617
Lennar Corp. Class A                 14,213         110,009
NVR, Inc. (a)                         1,144         560,800
Pulte Homes, Inc.                    65,017         724,289
Stanley Works (The)                      30             982
Toll Brothers, Inc. (a)              14,167         327,541
                                              -------------
                                                  2,634,169

                                              -------------

HOUSEHOLD PRODUCTS 2.5%
Church & Dwight Co., Inc.             5,743         339,354
Clorox Co. (The)                      5,009         304,597
Kimberly-Clark Corp.                  6,466         396,301
V  Procter & Gamble Co. (The)       131,242       8,470,359
                                              -------------
                                                  9,510,611

                                              -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.0%++
Constellation Energy Group,
  Inc.                                1,891          45,781
                                              -------------

INDUSTRIAL CONGLOMERATES 2.4%
3M Co.                               39,165       2,518,309
General Electric Co.                340,278       6,638,824
                                              -------------
                                                  9,157,133

                                              -------------

INSURANCE 4.7%
Aflac, Inc.                          62,584       2,771,219
Allstate Corp. (The)                 77,309       2,040,184
American International Group,
  Inc.                                2,596           4,958
Arthur J. Gallagher & Co.             2,724          66,357
Assurant, Inc.                        3,519          89,664
Brown & Brown, Inc.                   6,820         139,946
Chubb Corp. (The)                     7,405         383,727
Cincinnati Financial Corp.            6,620         172,054
Everest Re Group, Ltd.                1,508         112,648
Genworth Financial, Inc.
  Class A                            40,289         194,999
HCC Insurance Holdings, Inc.          8,901         196,356
Loews Corp.                          72,514       2,408,190
Marsh & McLennan Cos., Inc.           7,686         225,354
MetLife, Inc. (a)                    79,080       2,627,038
Old Republic International
  Corp.                              34,504         317,782
Philadelphia Consolidated
  Holding Corp. (a)                   2,885         168,744
Principal Financial Group,
  Inc.                               35,282         670,005
Protective Life Corp.                 1,644          13,727
Prudential Financial, Inc.           55,801       1,674,030
StanCorp Financial Group,
  Inc.                                1,177          40,112
Travelers Cos., Inc. (The)           39,136       1,665,237
Unum Group                           60,881         958,876
W.R. Berkley Corp.                   30,920         812,268
                                              -------------
                                                 17,753,475

                                              -------------

INTERNET SOFTWARE & SERVICES 1.3%
eBay, Inc. (a)                      151,350       2,311,114
Google, Inc. Class A (a)              4,965       1,784,222
VeriSign, Inc. (a)                    7,574         160,569
Yahoo!, Inc. (a)                     41,946         537,748
                                              -------------
                                                  4,793,653
                                              -------------

IT SERVICES 1.5%
Affiliated Computer Services,
  Inc. Class A (a)                   16,071         658,911
Alliance Data Systems Corp.
  (a)                                10,987         551,108
Broadridge Financial
  Solutions LLC                      25,846         312,737
Computer Sciences Corp. (a)          44,895       1,354,033
Fiserv, Inc. (a)                     49,019       1,635,274
Global Payments, Inc.                 8,741         354,098
Lender Processing Services,
  Inc.                                3,403          78,507
Western Union Co. (The)              40,360         615,893
                                              -------------
                                                  5,560,561

                                              -------------

LEISURE EQUIPMENT & PRODUCTS 0.3%
Eastman Kodak Co.                    11,728         107,663
Hasbro, Inc.                         39,671       1,153,236
                                              -------------
                                                  1,260,899

                                              -------------

LIFE SCIENCES TOOLS & SERVICES 0.4%
Applied Biosystems, Inc.             43,773       1,349,522
                                              -------------

MACHINERY 1.6%
AGCO Corp. (a)                        4,967         156,560
Caterpillar, Inc.                    21,202         809,280
Cummins, Inc.                        39,944       1,032,552
Dover Corp.                          50,452       1,602,860
Flowserve Corp.                         728          41,438
Illinois Tool Works, Inc.             8,233         274,900
Joy Global, Inc.                      2,590          75,058
Nordson Corp.                            33           1,219
Parker Hannifin Corp.                47,437       1,839,133
Wabtec Corp.                          3,875         154,070
                                              -------------
                                                  5,987,070
                                              -------------

MEDIA 2.1%
CBS Corp. Class B                    20,702         201,016
Comcast Corp. Class A                85,594       1,348,962
DIRECTV Group, Inc. (The) (a)        86,819       1,900,468
DreamWorks Animation SKG,
  Inc. (a)                           13,066         367,155



14    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
MEDIA (CONTINUED)
Interpublic Group of Cos.,
  Inc. (The) (a)                     91,198   $     473,318
Time Warner, Inc.                   321,580       3,244,742
Walt Disney Co. (The)                 7,196         186,376
                                              -------------
                                                  7,722,037

                                              -------------

METALS & MINING 0.6%
Freeport-McMoRan Copper &
  Gold, Inc. Class B                 26,527         771,936
Nucor Corp.                          26,563       1,076,067
Reliance Steel & Aluminum
  Co.                                 9,708         243,088
United States Steel Corp.             8,164         301,088
                                              -------------
                                                  2,392,179

                                              -------------

MULTI-UTILITIES 0.6%
MDU Resources Group, Inc.             4,956          90,249
NSTAR                                 3,111         102,819
PG&E Corp.                           52,950       1,941,676
                                              -------------
                                                  2,134,744
                                              -------------

MULTILINE RETAIL 0.8%
Big Lots, Inc. (a)                   24,360         595,115
Dollar Tree, Inc. (a)                19,227         731,010
Family Dollar Stores, Inc.           31,404         845,082
Macy's, Inc.                         61,023         749,973
                                              -------------
                                                  2,921,180

                                              -------------

OIL, GAS & CONSUMABLE FUELS 12.2%
Apache Corp.                         30,241       2,489,742
Arch Coal, Inc.                      14,419         308,711
Chesapeake Energy Corp.              32,866         722,066
V  Chevron Corp.                     90,557       6,755,552
Cimarex Energy Co.                   15,260         617,420
ConocoPhillips                       91,209       4,744,692
CONSOL Energy, Inc.                   5,014         157,389
Devon Energy Corp.                   32,700       2,644,122
Encore Acquisition Co. (a)            5,131         159,831
EOG Resources, Inc.                   3,855         311,947
V  ExxonMobil Corp.                 243,532      18,050,592
Forest Oil Corp. (a)                  5,268         153,878
Hess Corp.                           13,882         835,835
Marathon Oil Corp.                   37,187       1,082,142
Massey Energy Co.                    21,893         505,509
Murphy Oil Corp.                     17,067         864,273
Noble Energy, Inc.                   21,003       1,088,375
Occidental Petroleum Corp.           67,635       3,756,448
Pioneer Natural Resources
  Co.                                 7,703         214,374
Plains Exploration &
  Production Co. (a)                  2,571          72,502
Southwestern Energy Co. (a)          10,163         362,006
                                              -------------
                                                 45,897,406
                                              -------------

PHARMACEUTICALS 7.7%
Abbott Laboratories                  34,198       1,886,020
Barr Pharmaceuticals, Inc.
  (a)                                12,762         820,086
Eli Lilly & Co.                      77,775       2,630,350
Endo Pharmaceuticals
  Holdings, Inc. (a)                 21,489         397,547
Forest Laboratories, Inc. (a)        63,934       1,485,187
V  Johnson & Johnson                131,121       8,042,962
King Pharmaceuticals, Inc.
  (a)                                73,832         648,983
Merck & Co., Inc.                   115,938       3,588,281
V  Pfizer, Inc.                     408,797       7,239,795
Schering-Plough Corp.               118,629       1,718,934
Watson Pharmaceuticals, Inc.
  (a)                                14,509         379,701
Wyeth                                   938          30,185
                                              -------------
                                                 28,868,031

                                              -------------

PROFESSIONAL SERVICES 0.1%
Robert Half International,
  Inc.                               23,037         434,708
                                              -------------

REAL ESTATE INVESTMENT TRUSTS 0.2%
Liberty Property Trust                2,525          60,221
Plum Creek Timber Co., Inc.          13,820         515,210
                                              -------------
                                                    575,431

                                              -------------

ROAD & RAIL 2.9%
Burlington Northern Santa Fe
  Corp.                              16,810       1,497,099
CSX Corp.                            49,787       2,276,262
J.B. Hunt Transport Services,
  Inc.                               15,579         442,911
Kansas City Southern (a)             12,814         395,568
Norfolk Southern Corp.               51,486       3,086,071
Ryder System, Inc.                   14,733         583,721
Union Pacific Corp.                  40,005       2,671,134
                                              -------------
                                                 10,952,766

                                              -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.0%
Altera Corp.                         11,894         206,361
Applied Materials, Inc.              35,796         462,126
Broadcom Corp. Class A (a)           32,414         553,631
Intel Corp.                         323,680       5,178,880
KLA-Tencor Corp.                     11,878         276,163
Lam Research Corp. (a)               12,899         288,422
LSI Corp. (a)                       145,055         558,462
National Semiconductor Corp.         46,037         606,307
Novellus Systems, Inc. (a)           24,395         385,441
Texas Instruments, Inc.             136,964       2,679,016
                                              -------------
                                                 11,194,809
                                              -------------

SOFTWARE 4.2%
Adobe Systems, Inc. (a)              32,990         878,854
Autodesk, Inc. (a)                   34,731         740,118
BMC Software, Inc. (a)               34,469         889,989
Compuware Corp. (a)                  49,165         313,673


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              15


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
SOFTWARE (CONTINUED)
V  Microsoft Corp.                  392,299   $   8,760,037
Oracle Corp. (a)                     99,202       1,814,404
Sybase, Inc. (a)                     17,016         453,136
Symantec Corp. (a)                  153,371       1,929,407
Synopsys, Inc. (a)                    7,311         133,645
                                              -------------
                                                 15,913,263

                                              -------------

SPECIALTY RETAIL 3.9%
Abercrombie & Fitch Co. Class
  A                                   7,972         230,869
Advance Auto Parts, Inc.             15,572         485,846
American Eagle Outfitters,
  Inc.                               12,150         135,108
AutoZone, Inc. (a)                    2,989         380,470
Best Buy Co., Inc.                   73,810       1,978,846
Foot Locker, Inc.                    21,188         309,769
Gap, Inc. (The)                     114,829       1,485,887
Home Depot, Inc. (The)               52,981       1,249,822
Limited Brands, Inc.                 23,426         280,644
Lowe's Cos., Inc.                   143,610       3,116,337
PetSmart, Inc.                        7,235         142,457
RadioShack Corp.                     33,681         426,401
Ross Stores, Inc.                    28,229         922,806
Sherwin-Williams Co. (The)           29,233       1,663,650
TJX Cos., Inc.                       63,096       1,688,449
                                              -------------
                                                 14,497,361

                                              -------------

TEXTILES, APPAREL & LUXURY GOODS 0.6%
Coach, Inc. (a)                      65,023       1,339,474
Hanesbrands, Inc. (a)                 2,521          44,042
Jones Apparel Group, Inc.            16,431         182,548
Polo Ralph Lauren Corp.              17,219         812,220
                                              -------------
                                                  2,378,284

                                              -------------

THRIFTS & MORTGAGE FINANCE 0.0%++
Hudson City Bancorp, Inc.             6,510         122,453
                                              -------------

TOBACCO 1.8%
Altria Group, Inc.                  143,213       2,748,258
Philip Morris International,
  Inc.                               74,686       3,246,600
Reynolds American, Inc.              12,044         589,674
UST, Inc.                             3,436         232,239
                                              -------------
                                                  6,816,771

                                              -------------

TRADING COMPANIES & DISTRIBUTORS 0.1%
W.W. Grainger, Inc.                   2,640         207,425
                                              -------------

WIRELESS TELECOMMUNICATION SERVICES 0.3%
Sprint Nextel Corp.                 333,999       1,045,417
Telephone and Data Systems,
  Inc.                                2,090          56,116
                                              -------------
                                                  1,101,533
                                              -------------

Total Common Stocks
  (Cost $464,569,254)                           354,380,644
                                              -------------


EXCHANGE TRADED FUNDS 5.5% (B)
-----------------------------------------------------------

DIAMONDS Trust Series I              32,705       3,054,647
V  S&P 500 Index--SPDR Trust
  Series 1                          179,889      17,418,652
                                              -------------
Total Exchange Traded Funds
  (Cost $19,517,511)                             20,473,299
                                              -------------


                                  PRINCIPAL
                                     AMOUNT
SHORT-TERM INVESTMENT 0.1%
-----------------------------------------------------------

REPURCHASE AGREEMENT 0.1%
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  552,932
  (Collateralized by a
  Federal Home Loan Bank
  Security with a rate of
  3.35% and a
  maturity date of 1/23/09,
  with a Principal Amount of
  $565,000 and a
  Market Value of $565,000)        $552,928         552,928
                                              -------------
Total Short-Term Investment
  (Cost $552,928)                                   552,928
                                              -------------
Total Investments
  (Cost $484,639,693) (c)              99.9%    375,406,871
Cash and Other Assets,
  Less Liabilities                      0.1         284,588
                                      -----    ------------
Net Assets                            100.0%  $ 375,691,459
                                      -----    ============
                                      -----




++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Exchange Traded Fund-represents a basket
     of securities that are traded on an
     exchange.
(c)  At October 31, 2008, cost is $492,702,906
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized appreciation   $   3,339,994
     Gross unrealized depreciation    (120,636,029)
                                     -------------
     Net unrealized depreciation     $(117,296,035)
                                     =============






16    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $484,639,693)     $ 375,406,871
Receivables:
  Dividends and interest                   467,389
  Fund shares sold                         118,587
  Investment securities sold                71,814
Other assets                                49,504
                                     -------------
     Total assets                      376,114,165
                                     -------------
LIABILITIES:
Payables:
  Manager (See Note 3)                     116,850
  Fund shares redeemed                      88,868
  Transfer agent (See Note 3)               66,207
  Shareholder communication                 60,076
  Professional fees                         37,539
  Custodian                                 28,294
  NYLIFE Distributors (See Note 3)          17,925
  Directors                                  1,311
Accrued expenses                             5,636
                                     -------------
     Total liabilities                     422,706
                                     -------------
Net assets                           $ 375,691,459
                                     =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest
  outstanding (par value of $.01
  per share) unlimited shares
  authorized                         $     404,391
Additional paid-in capital             526,251,511
                                     -------------
                                       526,655,902
Accumulated undistributed net
  investment income                      4,054,109
Accumulated net realized loss on
  investments                          (45,785,730)
Net unrealized depreciation on
  investments                         (109,232,822)
                                     -------------
Net assets                           $ 375,691,459
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  11,810,666
                                     =============
Shares of beneficial interest
  outstanding                            1,274,378
                                     =============
Net asset value per share
  outstanding                        $        9.27
Maximum sales charge (5.50% of
  offering price)                             0.54
                                     -------------
Maximum offering price per share
  outstanding                        $        9.81
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $  12,529,505
                                     =============
Shares of beneficial interest
  outstanding                            1,349,567
                                     =============
Net asset value per share
  outstanding                        $        9.28
Maximum sales charge (5.50% of
  offering price)                             0.54
                                     -------------
Maximum offering price per share
  outstanding                        $        9.82
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $  13,211,863
                                     =============
Shares of beneficial interest
  outstanding                            1,537,045
                                     =============
Net asset value and offering price
  per share outstanding              $        8.60
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $   1,610,601
                                     =============
Shares of beneficial interest
  outstanding                              187,399
                                     =============
Net asset value and offering price
  per share outstanding              $        8.59
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 336,528,824
                                     =============
Shares of beneficial interest
  outstanding                           36,090,691
                                     =============
Net asset value and offering price
  per share outstanding              $        9.32
                                     =============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              17

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends                          $   7,745,232
  Income from securities
     loaned--net                           103,715
  Interest                                  42,806
                                     -------------
     Total income                        7,891,753
                                     -------------
EXPENSES:
  Manager (See Note 3)                   2,965,137
  Transfer agent--Investor Class
     (See Note 3)                           50,846
  Transfer agent--Class A (See Note
     3)                                     78,291
  Transfer agent--Classes B and C
     (See Note 3)                          132,214
  Transfer agent--Class I (See Note
     3)                                    152,189
  Distribution--Class B (See Note
     3)                                    175,316
  Distribution--Class C (See Note
     3)                                     19,324
  Distribution/Service--Investor
     Class (See Note 3)                     22,738
  Distribution/Service--Class A
     (See Note 3)                           67,400
  Service--Class B (See Note 3)             58,439
  Service--Class C (See Note 3)              6,441
  Professional fees                         91,122
  Shareholder communication                 79,107
  Registration                              71,310
  Recordkeeping (a)                         54,003
  Custodian                                 54,705
  Trustees                                  15,942
  Miscellaneous                             30,319
                                     -------------
     Total expenses before waiver        4,124,843
  Expense waiver from Manager (See
     Note 3)                              (779,738)
                                     -------------
     Net expenses                        3,345,105
                                     -------------
Net investment income                    4,546,648
                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments       (44,369,359)
Net change in unrealized
  appreciation on investments         (138,553,283)
                                     -------------
Net realized and unrealized loss on
  investments                         (182,922,642)
                                     -------------
Net decrease in net assets
  resulting from operations          $(178,375,994)
                                     =============



(a) Effective August 1, 2008, the pricing and recordkeeping services fee is included in the Manager fee.



18    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                        2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $   4,546,648   $  1,953,977
 Net realized gain (loss) on
  investments                    (44,369,359)    21,750,830
 Net change in unrealized
  appreciation (depreciation)
  on investments                (138,553,283)     7,082,651
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (178,375,994)    30,787,458
                               ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Class A                         (171,686)      (153,634)
    Class I                       (2,226,407)    (1,431,004)
                               ----------------------------
                                  (2,398,093)    (1,584,638)
                               ----------------------------
 From net realized gain on investments:
    Class A                       (3,126,114)      (733,266)
    Class B                       (2,498,775)      (779,636)
    Class C                         (246,790)       (66,841)
    Class I                      (15,731,958)    (2,634,965)
                               ----------------------------
                                 (21,603,637)    (4,214,708)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (24,001,730)    (5,799,346)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         185,061,531     86,557,097
 Net asset value of shares
  issued in connection with
  acquisition of McMorgan
  Equity Investment Fund         199,326,482             --
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               23,714,447      5,730,271
 Cost of shares redeemed        (130,902,856)   (31,441,335)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions          277,199,604     60,846,033
                               ----------------------------
    Net increase in net
     assets                       74,821,880     85,834,145

NET ASSETS:
Beginning of year                300,869,579    215,035,434
                               ----------------------------
End of year                    $ 375,691,459   $300,869,579
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $   4,054,109   $  1,808,457
                               ============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                             INVESTOR CLASS
                             --------------
                              FEBRUARY 28,
                                 2008**                     CLASS A
                                 THROUGH       ---------------------------------------------------------
                               OCTOBER 31,                       YEAR ENDED OCTOBER 31,

                             ---------------------------------------------------------------------------
                                  2008           2008       2007       2006             2005       2004
Net asset value at
  beginning of period            $ 13.17       $ 16.10    $ 14.66    $ 12.62          $ 11.41    $ 10.69
                                 -------       -------    -------    -------          -------    -------
Net investment income
  (loss) (a)                        0.03          0.08       0.06       0.09             0.08 (b)  (0.01)
Net realized and
  unrealized gain (loss)
  on investments                   (3.93)        (5.70)      1.72       1.97             1.13       0.73
                                 -------       -------    -------    -------          -------    -------
Total from investment
  operations                       (3.90)        (5.62)      1.78       2.06             1.21       0.72
                                 -------       -------    -------    -------          -------    -------
Less dividends and
  distributions:
  From net investment
     income                           --         (0.06)     (0.06)     (0.02)              --         --
  From net realized gain
     on investments                   --         (1.14)     (0.28)        --               --         --
                                 -------       -------    -------    -------          -------    -------
Total dividends and
  distributions                       --         (1.20)     (0.34)     (0.02)              --         --
                                 -------       -------    -------    -------          -------    -------
Net asset value at end of
  period                         $  9.27       $  9.28    $ 16.10    $ 14.66          $ 12.62    $ 11.41
                                 =======       =======    =======    =======          =======    =======
Total investment return
  (c)(e)                          (29.61%)(d)   (37.22%)    12.24%     16.43%           10.60%      6.74%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                         0.41% ++      0.65%      0.42%      0.63%            0.67%(b)  (0.05%)
  Net expenses                      1.40% ++      1.15%      1.29%      1.30%            1.38%      1.65%
  Expenses (before
     waiver/reimburse-
     ment)                          1.58% ++      1.30%      1.48%      1.60%            1.72%      1.77%
Portfolio turnover rate              158%          158%       122%       144%             105%       136%
Net assets at end of
  period (in 000's)              $11,811       $12,530    $44,874    $38,940          $35,886    $34,957




                                              CLASS C
                             -----------------------------------------------------------



                                                YEAR ENDED OCTOBER 31,

                             -----------------------------------------------------------
                               2008      2007      2006            2005            2004
Net asset value at
  beginning of period        $ 15.07    $13.79    $11.94          $10.87          $10.25
                             -------    ------    ------          ------          ------
Net investment income
  (loss) (a)                   (0.04)    (0.05)    (0.01)          (0.01)(b)       (0.09)
Net realized and
  unrealized gain (loss)
  on investments               (5.30)     1.61      1.86            1.08            0.71
                             -------    ------    ------          ------          ------
Total from investment
  operations                   (5.34)     1.56      1.85            1.07            0.62
                             -------    ------    ------          ------          ------
Less dividends and
  distributions:
  From net investment
     income                       --        --        --              --              --
  From net realized gain
     on investments            (1.14)    (0.28)       --              --              --
                             -------    ------    ------          ------          ------
Total dividends and
  distributions                (1.14)    (0.28)       --              --              --
                             -------    ------    ------          ------          ------
Net asset value at end of
  period                     $  8.59    $15.07    $13.79          $11.94          $10.87
                             =======    ======    ======          ======          ======
Total investment return
  (c)(e)                      (37.84%)   11.47%    15.49%           9.84%           6.05%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                    (0.30%)   (0.32%)   (0.09%)         (0.08%)(b)      (0.80%)
  Net expenses                  2.10%     2.04%     2.05%           2.13%           2.40%
  Expenses (before
     waiver/reimburse-
     ment)                      2.27%     2.23%     2.35%           2.47%           2.52%
Portfolio turnover rate          158%      122%      144%            105%            136%
Net assets at end of
  period (in 000's)          $ 1,611    $3,334    $3,254          $3,045          $2,926




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.03 per share and 0.24%, for Class A, Class B and Class C shares, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





20    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                         CLASS B
---------------------------------------------------------



                     YEAR ENDED OCTOBER 31,

      ---------------------------------------------------
        2008       2007       2006       2005       2004
      $ 15.07    $ 13.80    $ 11.94    $ 10.87    $ 10.26
      -------    -------    -------    -------    -------
        (0.04)     (0.04)     (0.01)     (0.01)(b)  (0.09)
        (5.29)      1.59       1.87       1.08       0.70
      -------    -------    -------    -------    -------
        (5.33)      1.55       1.86       1.07       0.61
      -------    -------    -------    -------    -------

           --         --         --         --         --
        (1.14)     (0.28)        --         --         --
      -------    -------    -------    -------    -------
        (1.14)     (0.28)        --         --         --
      -------    -------    -------    -------    -------
      $  8.60    $ 15.07    $ 13.80    $ 11.94    $ 10.87
      =======    =======    =======    =======    =======
       (37.77%)    11.39%     15.58%      9.84%      5.95%

        (0.30%)    (0.31%)    (0.05%)    (0.08%)(b) (0.80%)
         2.10%      2.04%      2.05%      2.13%      2.40%
         2.27%      2.23%      2.35%      2.47%      2.52%
          158%       122%       144%       105%       136%
      $13,212    $33,203    $39,024    $50,815    $53,640




                           CLASS I
      ------------------------------------------------
                                          DECEMBER 28,
                                             2004**
                                             THROUGH
           YEAR ENDED OCTOBER 31,          OCTOBER 31,

      ------------------------------------------------
        2008        2007        2006          2005
      $  16.19    $  14.73    $  12.68       $ 12.25
      --------    --------    --------       -------
          0.15        0.16        0.17          0.10
         (5.73)       1.73        1.99          0.33
      --------    --------    --------       -------
         (5.58)       1.89        2.16          0.43
      --------    --------    --------       -------

         (0.15)      (0.15)      (0.11)           --
         (1.14)      (0.28)         --            --
      --------    --------    --------       -------
         (1.29)      (0.43)      (0.11)           --
      --------    --------    --------       -------
      $   9.32    $  16.19    $  14.73       $ 12.68
      ========    ========    ========       =======
        (36.92%)     13.03%      17.19%         3.51%(d)

          1.16%       1.06%       1.24%         0.94%++
          0.62%       0.62%       0.66%         0.76%++
          0.80%       0.87%       0.96%         1.10%++
           158%        122%        144%          105%
      $336,529    $219,460    $133,818       $69,177




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Common Stock Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares. Class A shares and Class B shares commenced on June 1, 1998. Class C shares commenced on September 1, 1998. Class I shares commenced on December 28, 2004. Class R2 shares commenced on December 14, 2007. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I and Class R2 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee. Class R2 shares are authorized to pay to the Manager, as defined in
Note 3, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R2 shares, a shareholder service fee. There was no investment activity for Class R2 during the year ended October 31, 2008.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation


22    MainStay Common Stock Fund
established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3 (A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.


                                                   mainstayinvestments.com    23

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

Effective August 1, 2008, the Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.55% on assets up to $500 million, 0.525% on assets from $500 million to $1.0 billion and 0.50% on assets in excess of $1.0 billion. Prior to August 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million. NYLIM had also contractually agreed to waive a portion of its management fee so that the management fee was 0.60% on assets up to $500 million and 0.55% on assets in excess of $500 million. This waiver may not be recouped by NYLIM.

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.04%; Class B, 2.15%; Class C, 2.15%; Class I, 0.62%; and Class R2, 0.97%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses would not exceed the following percentages of average daily net assets for each class: Class A, 1.30%; Class B, 2.05%; Class C, 2.05%; and Class I, 0.62%. Prior to April 1, 2008, NYLIM also had a written expense limitation agreement that set the expense limit for Class R2 share at 0.97%.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $2,965,137 and waived expenses in the amount of $779,738, of which $440,071 is subject to recoupment.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                  OCTOBER 31,
   2009        2010        2011         TOTAL
 $550,657    $348,057    $440,071    $1,338,785
-----------------------------------------------



The Fund had $124,534 of waived fees for which the recoupment period expired during the year ended October 31, 2008.

Effective August 1, 2008, the monthly fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services


24    MainStay Common Stock Fund
provided to the Fund by the Manager amounted to $54,003 for the period November 1, 2007 to July 31, 2008.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $3,460 and $5,693, respectively, for the year ended October 31, 2008 . The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $3,495, $32,582 and $731, respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $413,540.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                             $  201    0.0%++
-------------------------------------------------
Class C                                101    0.0++
-------------------------------------------------
Class I                              1,729    0.0++
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $16,718.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

             ACCUMULATED
               CAPITAL        OTHER        UNREALIZED         TOTAL
  ORDINARY    AND OTHER     TEMPORARY     APPRECIATION     ACCUMULATED
  INCOME     GAIN (LOSS)   DIFFERENCES   (DEPRECIATION)    GAIN (LOSS)
$4,054,109  $(37,722,517)      $--        $(117,296,035)  $(150,964,443)

-----------------------------------------------------------------------


The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals.


                                                   mainstayinvestments.com    25

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

   ACCUMULATED       ACCUMULATED
 UNDISTRIBUTED      NET REALIZED     ADDITIONAL
 NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
 INCOME (LOSS)       INVESTMENTS       CAPITAL
    $97,097           $(97,098)          $1
-----------------------------------------------



The reclassifications for the Fund are primarily due to distribution redesignations and prior year adjustments.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $37,722,517 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                     CAPITAL LOSS
   CAPITAL LOSS         AMOUNTS
AVAILABLE THROUGH       (000'S)
       2015             $37,723

---------------------------------


The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                    2008         2007
Distributions paid from:
  Ordinary Income            $11,669,581   $1,584,638
  Long-Term Capital Gains     12,332,149    4,214,708
-----------------------------------------------------
                             $24,001,730   $5,799,346
-----------------------------------------------------



NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were $741,928 and $679,149, respectively.

NOTE 8--CAPITAL SHARES TRANSACTIONS:

 INVESTOR CLASS                SHARES         AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                   342,116    $ 4,510,559
Shares redeemed               (201,860)   (2,437,748)
                             -----------------------
Net increase in shares
  outstanding before
  conversion                   140,256     2,072,811
Shares converted into
  Investor Class (See Note
  1)                         1,229,687    15,419,969
Shares converted from
  Investor Class (See Note
  1)                           (95,565)   (1,112,371)
                             -----------------------
Net increase                 1,274,378   $16,380,409
                             =======================



(a) Investor Class shares were first offered on February 28, 2008.




26    MainStay Common Stock Fund

 CLASS A                       SHARES        AMOUNT
Year ended October 31,
  2008:
Shares sold                     356,197   $  4,154,902
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             234,231      3,166,810
Shares redeemed              (1,328,534)   (16,819,357)
                             -------------------------
Net decrease in shares
  outstanding before
  conversion                   (738,106)    (9,497,645)
Shares converted into Class
  A
  (See Note 1)                  338,378      4,348,759
Shares converted from Class
  A
  (See Note 1)               (1,037,546)   (12,990,210)
                             -------------------------
Net decrease                 (1,437,274)  $(18,139,096)
                             =========================
Year ended October 31,
  2007:
Shares sold                     431,781   $  6,606,649
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              58,387        861,416
Shares redeemed                (740,583)   (11,368,187)
                             -------------------------
Net decrease in shares
  outstanding before
  conversion                   (250,415)    (3,900,122)
Shares converted from Class
  B (See Note 1)                381,870      5,898,019
                             -------------------------
Net increase                    131,455   $  1,997,897
                             =========================




 CLASS B                      SHARES       AMOUNT
Year ended October 31,
  2008:
Shares sold                   161,297   $ 1,873,691
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions           189,788     2,398,897
Shares redeemed              (549,285)   (6,440,645)
                             ----------------------
Net decrease in shares
  outstanding before
  conversion                 (198,200)   (2,168,057)
Shares converted from Class
  B
  (See Note 1)               (467,311)   (5,666,147)
                             ----------------------
Net decrease                 (665,511)  $(7,834,204)
                             ======================
Year ended October 31,
  2007:
Shares sold                   284,510   $ 4,053,162
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            54,270       750,547
Shares redeemed              (558,371)   (7,998,304)
                             ----------------------
Net increase (decrease) in
  shares outstanding before
  conversion                 (219,591)   (3,194,595)
Shares reacquired upon
  conversion into Class A
  (See Note 1)               (406,641)   (5,898,019)
                             ----------------------
Net decrease                 (626,232)  $(9,092,614)
                             ======================




 CLASS C                      SHARES      AMOUNT
Year ended October 31,
  2008:
Shares sold                   36,057   $   448,663
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions           15,134       191,158
Shares redeemed              (85,016)   (1,008,279)
                             ---------------------
Net decrease                 (33,825)  $  (368,458)
                             =====================
Year ended October 31,
  2007:
Shares sold                   51,132   $   735,165
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,785        52,354
Shares redeemed              (69,672)   (1,006,435)
                             ---------------------
Net decrease                 (14,755)  $  (218,916)
                             =====================




 CLASS I                      SHARES         AMOUNT
Year ended October 31,
  2008:
Shares sold                 14,609,539   $ 174,073,716
Shares issued in
  connection with
  acquisition of McMorgan
  Equity Investment Fund    14,658,946     199,326,482
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions              1,326,247      17,957,582
Shares redeemed             (8,061,915)   (104,196,827)
                            --------------------------
Net increase                22,532,817   $ 287,160,953
                            ==========================
Year ended October 31,
  2007:
Shares sold                  4,918,331   $  75,162,121
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                274,421       4,065,954
Shares redeemed               (716,824)    (11,068,409)
                            --------------------------
Net increase                 4,475,928   $  68,159,666
                            ==========================



NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain

                                                   mainstayinvestments.com    27
measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 10--FUND ACQUISITION:

On November 27, 2007, the Fund acquired the assets, including portfolio investments, and assumed the identified liabilities of McMorgan Equity Investment Fund, a series of the McMorgan Trust.

This reorganization was completed after shareholders approved the plan on November 20, 2007. The aggregate net assets of the Fund immediately before the acquisition were $286,164,279 and the combined net assets after the acquisition were $485,490,761.

The acquisition was accomplished by a tax-free exchange of the following:

                                 SHARES          VALUE
McMorgan Equity Investment
  Fund
------------------------------------------------------
Class McMorgan                7,437,716   $186,185,373
------------------------------------------------------
Class Z                         525,373     13,141,109
------------------------------------------------------



In exchange for the McMorgan Equity Investment Fund shares and net assets, the Fund issued 14,658,946 Class I shares.

McMorgan Equity Investment Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation/ depreciation and accumulated net realized loss:


                                                                     ACCUMULATED    UNDISTRIBUTED
                                           CAPITAL     UNREALIZED   NET REALIZED   NET INVESTMENT          TOTAL
                                           PAID-IN   APPRECIATION           LOSS           INCOME     NET ASSETS
McMorgan Equity Investment Fund       $197,202,820     $3,381,822    $(1,287,026)         $28,866   $199,326,482
----------------------------------------------------------------------------------------------------------------



NOTE 11--SUBSEQUENT EVENT:

As of January 1, 2009, the portfolio managers who manage the day-to-day investment operations of the Fund will transition from a division within NYLIM, currently referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly-owned subsidiary of NYLIM Holdings LLC. The new legal entity will be named Madison Square Investors LLC ("MSI"). The creation of MSI is not expected to impact the portfolio management team or investment strategy of the Fund. The Fund's Board of Directors (the "Board") approved the appointment of MSI as a subadvisor to the Fund at a meeting on September 25, 2008. The Board also approved a new Subadvisory Agreement between NYLIM and MSI. There will be no change in the management fees paid by the Fund as a result of this transition.



28    MainStay Common Stock Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Common Stock Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Common Stock Fund of The MainStay Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008


                                                   mainstayinvestments.com    29

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay Common Stock Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management Agreement (the "Agreement") for the Fund for one year.

In reaching its decision to approve the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to approve the Agreement for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and


30    MainStay Common Stock Fund
administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the

                                                   mainstayinvestments.com    31
reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fee and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreement for one year.




32    MainStay Common Stock Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $12,332,149.

For the fiscal year ended October 31, 2008, the Fund designates approximately $6,727,183 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividend paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 0.2% to arrive at the amount eligible for qualified interest income and 39.6% for the corporate dividends received deduction.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE



The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



                                                   mainstayinvestments.com    33

TRUSTEES AND OFFICERS

The Trustees oversee the Fund and the Manager. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST AND                                    COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Trustee since   Managers and President and                   since September 2008 (3
9/24/60    September       Chief Executive Officer                      funds); Director, Eclipse
           2008            (since April 2008) of New                    Funds Inc. since September
                           York Life Investment                         2008, (22 funds); Director,
                           Management LLC and New York                  ICAP Funds, Inc., since
                           Life Investment Management                   September 2008 (4 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."



34    MainStay Common Stock Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H.         Trustee since   Capital Management;                         since 2007 (3 funds);
NOLAN,     2007            President--Shields/Alli-                    Director, Eclipse Funds
JR.                        ance, Alliance Capital                      Inc. since 2007 (22
11/16/46                   Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)

-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    35

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           Expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios); since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------






36    MainStay Common Stock Fund

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    37

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A014501     (RECYCLE LOGO)              MS308-08             MSCS11-12/08
                                                                          21

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 SMALL CAP GROWTH FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 SMALL CAP GROWTH FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            26
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  27
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        31
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       31
---------------------------------------------

TRUSTEES AND OFFICERS                      32

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (43.39%)  (6.10%)   0.82%
Excluding sales charges    (40.09)   (5.03)    1.40




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY SMALL
                                   CAP GROWTH      RUSSELL 2000(R)
                                      FUND           GROWTH INDEX
                                 --------------    ---------------
10/31/98                               9450             10000
                                      16561             12928
                                      21188             15018
                                      12702             10287
                                      10531              8068
                                      14048             11825
                                      14226             12478
                                      15593             13840
                                      17169             16202
                                      18119             18912
10/31/08                              10854             11750







CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (43.39%)  (6.10%)   0.82%
Excluding sales charges    (40.09)   (5.03)    1.40




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                         MAINSTAY SMALL
                           CAP GROWTH      RUSSELL 2000(R)
                              FUND           GROWTH INDEX
                         --------------    ---------------
10/31/98                      23625             25000
                              41401             32320
                              52970             37545
                              31754             25717
                              26327             20171
                              35120             29562
                              35564             31196
                              38982             34600
                              42922             40505
                              45296             47280
10/31/08                      27136             29376






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (43.59%)  (6.14%)   0.61%
Excluding sales charges    (40.62)   (5.76)    0.61




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY SMALL
                CAP GROWTH      RUSSELL 2000(R)
                   FUND           GROWTH INDEX
              --------------    ---------------
10/31/98           10000             10000
                   17386             12928
                   22070             15018
                   13124             10287
                   10807              8068
                   14299             11825
                   14376             12478
                   15640             13840
                   17092             16202
                   17901             18912
10/31/08           10630             11750





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (41.19%)  (5.74%)   0.62%
Excluding sales charges    (40.59)   (5.74)    0.62




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY SMALL
                                   CAP GROWTH      RUSSELL 2000(R)
                                      FUND           GROWTH INDEX
                                 --------------    ---------------
10/31/98                              10000             10000
                                      17386             12928
                                      22070             15018
                                      13124             10287
                                      10807              8068
                                      14299             11825
                                      14376             12478
                                      15640             13840
                                      17092             16202
                                      17912             18912
10/31/08                              10641             11750






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL             ONE      FIVE     TEN
TOTAL RETURNS     YEAR     YEARS    YEARS
-----------------------------------------
                 (39.78%)  (4.63%)   1.73%




(PERFORMANCE GRAPH)

                         MAINSTAY SMALL
                           CAP GROWTH      RUSSELL 2000(R)
                              FUND           GROWTH INDEX
                         --------------    ---------------
10/31/98                      10000             10000
                              17568             12928
                              22534             15018
                              13542             10287
                              11256              8068
                              15053             11825
                              15281             12478
                              16792             13840
                              18572             16202
                              19720             18912
10/31/08                      11875             11750







 BENCHMARK PERFORMANCE                       ONE      FIVE     TEN
                                            YEAR     YEARS    YEARS
Russell 2000(R) Growth Index(4)            (37.87%)  (0.13%)   1.63%
Average Lipper small-cap growth fund(5)    (42.01)   (1.75)    3.60



2. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered to the public on May 31, 2006, include the historical performance of Class A shares through May 30, 2006, adjusted for differences in certain contractual expenses and fees. Class A shares were also introduced on June 1, 1998. Unadjusted, the performance shown for Class I shares might have been lower.
4. The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 2000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Small Cap Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP GROWTH FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $702.20         $6.76          $1,017.20         $ 8.01
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $702.70         $6.33          $1,017.70         $ 7.51
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $699.00         $9.95          $1,013.40         $11.79
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $699.70         $9.95          $1,013.40         $11.79
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $704.30         $3.98          $1,020.50         $ 4.72
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.58% for Investor Class, 1.48% for Class A, 2.33% for Class B, 2.33% for Class C and 0.93% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                    mainstayinvestments.com    7

 INDUSTRY COMPOSITION AS OF OCTOBER 31, 2008



Software                                8.2%
Energy Equipment & Services             5.2
Electronic Equipment & Instruments      5.1
Health Care Equipment & Supplies        4.4
Biotechnology                           4.3
Health Care Providers & Services        4.3
Semiconductors & Semiconductor
  Equipment                             4.3
Commercial Services & Supplies          4.0
Specialty Retail                        3.6
Machinery                               3.4
Internet Software & Services            3.3
Aerospace & Defense                     3.1
Personal Products                       2.8
Capital Markets                         2.6
Textiles, Apparel & Luxury Goods        2.5
Construction & Engineering              2.3
Diversified Telecommunication
  Services                              2.3
Oil, Gas & Consumable Fuels             2.1
Hotels, Restaurants & Leisure           1.8
Road & Rail                             1.6
Professional Services                   1.5
Air Freight & Logistics                 1.4
Electrical Equipment                    1.3
Food Products                           1.3
Household Products                      1.3
IT Services                             1.3
Wireless Telecommunication Services     1.3
Consumer Finance                        1.2
Distributors                            1.1
Diversified Consumer Services           1.1
Multiline Retail                        1.1
Containers & Packaging                  0.9
Life Sciences Tools & Services          0.7
Internet & Catalog Retail               0.6
Trading Companies & Distributors        0.5
Beverages                               0.4
Pharmaceuticals                         0.3
Chemicals                               0.3
Exchange Traded Fund                    1.0
Short-Term Investment                  12.8
Liabilities in Excess of Cash and
  Other Assets                         (2.6)
                                      -----
                                      100.0%
                                      =====






See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Chattem, Inc.
    2.  NTELOS Holdings Corp.
    3.  FLIR Systems, Inc.
    4.  optionsXpress Holdings, Inc.
    5.  Alliant Techsystems, Inc.
    6.  Hittite Microwave Corp.
    7.  Equinix, Inc.
    8.  Genesee & Wyoming, Inc., Class A
    9.  Waste Connections, Inc.
   10.  Quanta Services, Inc.







8    MainStay Small Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN AND DENISE E. HIGGINS, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY SMALL CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Small Cap Growth Fund returned -40.09% for Investor Class shares,(1) -40.09% for Class A shares, -40.62% for Class B shares and -40.59% for Class C shares for the 12 months ended October 31, 2008. Over the same period, Class I shares returned -39.78%. All share classes outperformed the -42.01% return of the average Lipper(2) small-cap growth fund and underperformed the -37.87% return of the Russell 2000(R) Growth Index(3) for the 12 months ended October 31, 2008. The Russell 2000(R) Growth Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS DETRACTED THE MOST?

Even in a broadly declining market, some sectors and securities performed better than others. During the 12-month reporting period, favorable stock selection in the telecommunication services sector helped strengthen the Fund's performance relative to the Russell 2000(R) Growth Index. Overweight positions in the consumer staples, energy and industrials sectors also helped, as did an underweight position in information technology stocks.

On the other hand, stock selection in energy, industrials and financials detracted from the Fund's relative performance during the reporting period. An underweight position in health care also detracted from the Fund's performance in relation to its primary benchmark.

WHAT WERE SOME OF THE FUND'S STOCK-SPECIFIC SUCCESS STORIES DURING THE REPORTING PERIOD?

Oil services company W-H Energy Services was among the Fund's top performers. The company's share price rose sharply following a takeover offer from Smith International. Home health care provider Amedisys announced several acquisitions, which enhanced its earnings growth and helped offset difficulties in the reimbursement environment. STEC, a manufacturer of memory and storage solutions for the technology industry, benefited from the company's introduction of a new high-end flash drive. We sold the Fund's positions in W-H Energy Services and STEC during the reporting period.

WHICH INDIVIDUAL STOCKS LOST GROUND DURING THE REPORTING PERIOD?

The Fund's weakest performers during the reporting period included OYO Geospace, NETGEAR and Diodes, each of which reported disappointing earnings results. Seismic data-services provider OYO Geospace was hurt by rising costs and weaker-than-expected sales. NETGEAR reported disappointing sales of its home and small-business networking equipment, and aggressive pricing by competitors hurt NETGEAR's margins. Semiconductor manufacturer Diodes suffered from weakness in its major computer and consumer end-markets. We sold the Fund's positions in OYO Geospace and NETGEAR during the reporting period.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund established new positions in discount retailer Dollar Tree, personal products manufacturer Chattem and synthetic tissue manufacturer Lifecell. During the reporting period, Lifecell received a takeover offer and was subsequently sold by the Fund. Each of these purchases contributed positively to the Fund's performance during the reporting period.

In addition to the previously mentioned sales, we eliminated the Fund's positions in online travel services firm Travelzoo, specialty mattress provider TempurPedic International and semiconductor manufacturing company Ultra Clean Holdings. All three of these companies have since experienced disappointing earnings or unfavorable corporate developments, and the sales helped the Fund's relative results.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.
1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information about Lipper Inc.
3. See footnote on page 6 for more information on the Russell 2000(R) Growth Index.

                                                    mainstayinvestments.com    9

HOW DID THE FUND ADJUST ITS SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the 12 months ended October 31, 2008, we increased the Fund's weightings in consumer staples, health care, industrials and information technology. Over the same period, we decreased the Fund's weightings in energy, financials and materials.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2008, the Fund was overweight relative to the Russell 2000(R) Growth Index in consumer staples, information technology, industrials and telecommunication services. On the same date, the Fund was underweight in health care, financials and materials. At the end of the reporting period, the Fund had no representation in utilities and its weightings in consumer discretionary and energy were similar to the corresponding sector weightings in the Index. On a cumulative basis, sector positioning had a positive impact on the Fund's relative performance during the reporting period.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                          SHARES           VALUE
COMMON STOCKS 88.8%+
----------------------------------------------------------------

AEROSPACE & DEFENSE 3.1%
V  Alliant Techsystems, Inc.
  (a)                                     18,900   $   1,560,006
Triumph Group, Inc.                       27,200       1,192,992
                                                   -------------
                                                       2,752,998
                                                   -------------

AIR FREIGHT & LOGISTICS 1.4%
HUB Group, Inc. Class A (a)               40,600       1,276,870
                                                   -------------


BEVERAGES 0.4%
Central European
  Distribution Corp. (a)                  12,200         351,238
                                                   -------------


BIOTECHNOLOGY 4.3%
Alexion Pharmaceuticals,
  Inc. (a)                                27,100       1,104,325
BioMarin Pharmaceuticals,
  Inc. (a)                                25,300         463,496
Myriad Genetics, Inc. (a)                 16,400       1,034,676
Onyx Pharmaceuticals, Inc.
  (a)                                     18,800         507,224
United Therapeutics Corp.
  (a)                                      8,400         732,732
                                                   -------------
                                                       3,842,453
                                                   -------------

CAPITAL MARKETS 2.6%
Affiliated Managers Group,
  Inc. (a)                                11,500         533,370
V  optionsXpress Holdings,
  Inc.                                   102,600       1,822,176
                                                   -------------
                                                       2,355,546
                                                   -------------

CHEMICALS 0.3%
CF Industries Holdings, Inc.               4,000         256,760
                                                   -------------


COMMERCIAL SERVICES & SUPPLIES 4.0%
Copart, Inc. (a)                          27,200         949,280
Sykes Enterprises, Inc. (a)               79,500       1,268,820
V  Waste Connections, Inc.
  (a)                                     42,200       1,428,470
                                                   -------------
                                                       3,646,570
                                                   -------------

CONSTRUCTION & ENGINEERING 2.3%
Layne Christensen Co. (a)                 25,220         662,782
V  Quanta Services, Inc. (a)              72,000       1,422,720
                                                   -------------
                                                       2,085,502
                                                   -------------

CONSUMER FINANCE 1.2%
Cash America International,
  Inc.                                    30,800       1,089,396
                                                   -------------


CONTAINERS & PACKAGING 0.9%
Crown Holdings, Inc. (a)                  42,000         847,560
                                                   -------------


DISTRIBUTORS 1.1%
LKQ Corp. (a)                             88,500       1,012,440
                                                   -------------


DIVERSIFIED CONSUMER SERVICES 1.1%
Capella Education Co.(a)                  20,600         976,440
                                                   -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 2.3%
V  NTELOS Holdings Corp.                  78,300       2,035,800
                                                   -------------


ELECTRICAL EQUIPMENT 1.3%
II-VI, Inc. (a)                           42,400       1,191,016
                                                   -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 5.1%
Anixter International, Inc.
  (a)                                     23,900         803,279
V  FLIR Systems, Inc. (a)                 60,600       1,945,260
Itron, Inc. (a)                           15,700         761,136
Mettler-Toledo
  International, Inc. (a)                 13,800       1,056,252
                                                   -------------
                                                       4,565,927
                                                   -------------

ENERGY EQUIPMENT & SERVICES 5.2%
Atwood Oceanics, Inc. (a)                 44,300       1,217,364
Dawson Geophysical Co.(a)                 14,600         358,138
Dril-Quip, Inc. (a)                       18,600         459,420
Gulfmark Offshore, Inc. (a)               25,600         947,200
Hornbeck Offshore Services,
  Inc. (a)                                25,800         614,040
Lufkin Industries, Inc.                   10,300         538,896
NATCO Group, Inc. Class A
  (a)                                     27,200         575,008
                                                   -------------
                                                       4,710,066
                                                   -------------

FOOD PRODUCTS 1.3%
Sanderson Farms, Inc.                     36,000       1,123,920
                                                   -------------


HEALTH CARE EQUIPMENT & SUPPLIES 4.4%
Gen-Probe, Inc. (a)                       13,600         640,016
Hologic, Inc. (a)                         16,500         201,960
Immucor, Inc. (a)                         49,850       1,323,517
NuVasive, Inc. (a)                        20,500         965,345
Wright Medical Group, Inc.
  (a)                                     36,700         850,706
                                                   -------------
                                                       3,981,544
                                                   -------------

HEALTH CARE PROVIDERS & SERVICES 4.3%
Amedisys, Inc. (a)                        16,100         908,201
Bio-Reference Laboratories,
  Inc. (a)                                49,800       1,224,582
Genoptix, Inc. (a)                        26,100         872,784
Healthspring, Inc. (a)                    53,200         878,864
                                                   -------------
                                                       3,884,431
                                                   -------------

HOTELS, RESTAURANTS & LEISURE 1.8%
Bally Technologies, Inc. (a)              16,300         361,045
Panera Bread Co. Class A (a)              12,300         554,976
WMS Industries, Inc. (a)                  29,300         732,500
                                                   -------------
                                                       1,648,521
                                                   -------------



 +  Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
HOUSEHOLD PRODUCTS 1.3%
Church & Dwight Co., Inc.                 19,700   $   1,164,073
                                                   -------------


INTERNET & CATALOG RETAIL 0.6%
Priceline.com, Inc. (a)                   10,400         547,352
                                                   -------------


INTERNET SOFTWARE & SERVICES 3.3%
Ariba, Inc. (a)                           43,600         466,520
Bankrate, Inc. (a)                        14,800         487,068
V  Equinix, Inc. (a)                      23,600       1,473,112
Omniture, Inc. (a)                        26,800         308,200
Vocus, Inc. (a)                           14,200         238,986
                                                   -------------
                                                       2,973,886
                                                   -------------

IT SERVICES 1.3%
CyberSource Corp. (a)                     98,100       1,191,915
                                                   -------------


LIFE SCIENCES TOOLS & SERVICES 0.7%
ICON PLC, Sponsored ADR
  (a)(b)                                  14,600         370,402
PAREXEL International Corp.
  (a)                                     28,400         295,360
                                                   -------------
                                                         665,762
                                                   -------------

MACHINERY 3.4%
Actuant Corp. Class A                     54,500         977,185
Bucyrus International, Inc.               21,600         521,208
Gardner Denver, Inc. (a)                  21,100         540,582
Kaydon Corp.                              12,700         424,307
Middleby Corp. (The) (a)                  14,300         577,577
                                                   -------------
                                                       3,040,859
                                                   -------------

MULTILINE RETAIL 1.1%
Dollar Tree, Inc. (a)                     26,200         996,124
                                                   -------------


OIL, GAS & CONSUMABLE FUELS 2.1%
Comstock Resources, Inc. (a)               7,900         390,418
Mariner Energy, Inc. (a)                  33,300         479,187
Penn Virginia Corp.                        8,900         330,813
Swift Energy Co. (a)                      22,600         725,008
                                                   -------------
                                                       1,925,426
                                                   -------------


PERSONAL PRODUCTS 2.8%
V  Chattem, Inc. (a)                      33,500       2,534,945
                                                   -------------


PHARMACEUTICALS 0.3%
Auxilium Pharmaceuticals,
  Inc. (a)                                13,400         263,310
                                                   -------------


PROFESSIONAL SERVICES 1.5%
FTI Consulting, Inc. (a)                  23,400       1,363,050
                                                   -------------


ROAD & RAIL 1.6%
V  Genesee & Wyoming, Inc.
  Class A (a)                             43,600       1,454,060
                                                   -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.3%
Diodes, Inc. (a)                          70,675         698,269
V  Hittite Microwave Corp.
  (a)                                     45,500       1,491,035
Microsemi Corp. (a)                       54,100       1,176,134
Monolithic Power Systems,
  Inc. (a)                                15,100         256,549
Tessera Technologies, Inc.
  (a)                                     14,900         257,472
                                                   -------------
                                                       3,879,459
                                                   -------------

SOFTWARE 8.2%
ANSYS, Inc. (a)                           44,500       1,274,035
Informatica Corp. (a)                     67,500         948,375
MICROS Systems, Inc. (a)                  56,200         957,086
Parametric Technology Corp.
  (a)                                     32,100         416,979
Progress Software Corp. (a)               33,800         775,372
Quality Systems, Inc.                     29,000       1,116,210
Solera Holdings, Inc. (a)                 39,800         990,622
Sybase, Inc. (a)                          35,100         934,713
                                                   -------------
                                                       7,413,392
                                                   -------------

SPECIALTY RETAIL 3.6%
Aeropostale, Inc. (a)                     44,400       1,074,924
Dick's Sporting Goods, Inc.
  (a)                                     19,300         295,676
Guess?, Inc.                              19,700         428,869
Gymboree Corp. (The) (a)                  33,200         858,552
PetSmart, Inc.                            29,300         576,917
                                                   -------------
                                                       3,234,938
                                                   -------------

TEXTILES, APPAREL & LUXURY GOODS 2.5%
Fossil, Inc. (a)                          25,100         455,565
Phillips-Van Heusen Corp.                 28,600         700,986
Warnaco Group, Inc. (The)
  (a)                                     38,200       1,138,742
                                                   -------------
                                                       2,295,293
                                                   -------------

TRADING COMPANIES & DISTRIBUTORS 0.5%
Interline Brands, Inc. (a)                41,800         444,752
                                                   -------------


WIRELESS TELECOMMUNICATION SERVICES 1.3%
SBA Communications Corp.
  Class A (a)                             54,200       1,137,658
                                                   -------------
Total Common Stocks
  (Cost $101,489,227)                                 80,161,252
                                                   -------------

EXCHANGE TRADED FUND 1.0% (C)
----------------------------------------------------------------

iShares Russell 2000 Growth
  Index Fund                              16,600         919,474
                                                   -------------
Total Exchange Traded Fund
  (Cost $868,464)                                        919,474
                                                   -------------




12    MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
SHORT-TERM INVESTMENT 12.8%
----------------------------------------------------------------

REPURCHASE AGREEMENT 12.8%
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $11,586,723
  (Collateralized by Federal
  Home Loan Bank Security
  with a rate of 2.67% and a
  maturity date of 3/4/09,
  with a
  Principal Amount of
  $11,790,000 and a
  Market Value of
  $11,819,475)                       $11,586,626     $11,586,626
                                                   -------------
Total Short-Term Investment
  (Cost $11,586,626)                                  11,586,626
                                                   -------------
Total Investments
  (Cost $113,944,317) (d)                  102.6%     92,667,352
Liabilities in Excess of
  Cash and Other Assets                     (2.6)     (2,372,508)
                                           -----    ------------
Net Assets                                 100.0%  $  90,294,844
                                           =====    ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  At October 31, 2008, cost is $114,127,423
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation        $  2,065,411
Gross unrealized depreciation         (23,525,482)
                                     ------------
Net unrealized depreciation          $(21,460,071)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $102,357,691)     $  81,080,726
Repurchase agreement, at value
  (identified cost $11,586,626)         11,586,626
Receivables:
  Investment securities sold               866,543
  Fund shares sold                          44,255
  Dividends and interest                     6,020
Other assets                                33,524
                                     -------------
     Total assets                       93,617,694
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased        2,888,732
  Transfer agent (See Note 3)              140,029
  Fund shares redeemed                     126,890
  Shareholder communication                 64,046
  NYLIFE Distributors (See Note 3)          38,615
  Professional fees                         25,720
  Manager (See Note 3)                      25,107
  Custodian                                  9,101
  Trustees                                     384
Accrued expenses                             4,226
                                     -------------
     Total liabilities                   3,322,850
                                     -------------
Net assets                           $  90,294,844
                                     =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $      89,242
Additional paid-in capital             217,145,898
                                     -------------
                                       217,235,140
Accumulated net realized loss on
  investments                         (105,663,331)
Net unrealized depreciation on
  investments                          (21,276,965)
                                     -------------
Net assets                           $  90,294,844
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  28,512,717
                                     =============
Shares of beneficial interest
  outstanding                            2,742,611
                                     =============
Net asset value per share
  outstanding                        $       10.40
Maximum sales charge (5.50% of
  offering price)                             0.61
                                     -------------
Maximum offering price per share
  outstanding                        $       11.01
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $  27,388,205
                                     =============
Shares of beneficial interest
  outstanding                            2,633,952
                                     =============
Net asset value per share
  outstanding                        $       10.40
Maximum sales charge (5.50% of
  offering price)                             0.61
                                     -------------
Maximum offering price per share
  outstanding                        $       11.01
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $  28,207,057
                                     =============
Shares of beneficial interest
  outstanding                            2,940,071
                                     =============
Net asset value and offering price
  per share outstanding              $        9.59
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $   2,238,124
                                     =============
Shares of beneficial interest
  outstanding                              233,267
                                     =============
Net asset value and offering price
  per share outstanding              $        9.59
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $   3,948,741
                                     =============
Shares of beneficial interest
  outstanding                              374,276
                                     =============
Net asset value and offering price
  per share outstanding              $       10.55
                                     =============






14    MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends                          $    314,100
  Income from securities
     loaned--net                          255,418
  Interest                                146,333
                                     ------------
     Total income                         715,851
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,403,420
  Transfer agent--Investor Class
     (See Note 3)                         154,482
  Transfer agent--Class A (See Note
     3)                                   283,823
  Transfer agent--Classes B and C
     (See Note 3)                         350,059
  Transfer agent--Class I (See Note
     3)                                    13,961
  Distribution--Class B (See Note
     3)                                   393,169
  Distribution--Class C (See Note
     3)                                    27,651
  Distribution/Service--Investor
     Class (See Note 3)                    55,052
  Distribution/Service--Class A
     (See Note 3)                         142,088
  Service--Class B (See Note 3)           131,056
  Service--Class C (See Note 3)             9,217
  Registration                             60,756
  Shareholder communication                50,779
  Professional fees                        47,360
  Recordkeeping (a)                        31,004
  Custodian                                11,805
  Trustees                                  4,379
  Miscellaneous                            14,938
                                     ------------
     Total expenses before waiver       3,184,999
  Expense waiver from Manager (See
     Note 3)                             (676,039)
                                     ------------
     Net expenses                       2,508,960
                                     ------------
Net investment loss                    (1,793,109)
                                     ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments      (28,461,448)
Net change in unrealized
  appreciation on investments         (36,531,508)
                                     ------------
Net realized and unrealized loss on
  investments                         (64,992,956)
                                     ------------
Net decrease in net assets
  resulting from operations          $(66,786,065)
                                     ============



(a) Effective August 1, 2008, the pricing and recordkeeping services fee is included in the Manager fee.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008           2007
DECREASE IN NET ASSETS:
Operations:
 Net investment loss           $ (1,793,109)  $ (2,921,794)
 Net realized gain (loss) on
  investments                   (28,461,448)    56,219,488
 Net change in unrealized
  appreciation on investments   (36,531,508)   (42,496,460)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (66,786,065)    10,801,234
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         25,100,759     22,896,401
 Cost of shares redeemed        (53,978,389)   (71,949,571)
                               ---------------------------
    Decrease in net assets
     derived from capital
     share transactions         (28,877,630)   (49,053,170)
                               ---------------------------
    Net decrease in net
     assets                     (95,663,695)   (38,251,936)

NET ASSETS:
Beginning of year               185,958,539    224,210,475
                               ---------------------------
End of year                    $ 90,294,844   $185,958,539
                               ===========================






16    MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS
                            --------------
                             FEBRUARY 28,
                                2008**                                   CLASS A
                                THROUGH       ------------------------------------------------------------
                              OCTOBER 31,                        YEAR ENDED OCTOBER 31,

                            ------------------------------------------------------------------------------
                                 2008           2008       2007        2006          2005          2004
Net asset value at
  beginning of period           $ 14.59       $ 17.36    $ 16.44     $  14.94       $ 13.63       $ 13.46
                                -------       -------    -------     --------       -------       -------
Net investment loss               (0.10) (a)    (0.14) (a) (0.18)       (0.18)        (0.15)        (0.22)
Net realized and
  unrealized gain (loss)
  on investments                  (4.09)        (6.82)      1.10         1.68 (d)      1.46          0.39
                                -------       -------    -------     --------       -------       -------
Total from investment
  operations                      (4.19)        (6.96)      0.92         1.50          1.31          0.17
                                -------       -------    -------     --------       -------       -------
Net asset value at end of
  period                        $ 10.40       $ 10.40    $ 17.36     $  16.44       $ 14.94       $ 13.63
                                =======       =======    =======     ========       =======       =======
Total investment return
  (b)(f)                         (28.72%) (e)  (40.09%)     5.53%       10.11% (c)(d)  9.61%         1.26%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss             (1.11%)++     (0.95%)    (1.07%)      (1.09%)       (1.03%)       (1.63%)
  Net expenses                     1.58% ++      1.48%      1.48%        1.48%         1.65%         1.91%
  Expenses (before
     waiver/reimbursement)         2.13% ++      1.91%      1.87%        1.94% (c)     1.94%         1.95%
Portfolio turnover rate              75%           75%        95%          29%           57%           75%
Net assets at end of
  period (in 000's)             $28,513       $27,388    $96,968     $107,078       $68,981       $70,616





                                                      CLASS C
                            -----------------------------------------------------------



                                               YEAR ENDED OCTOBER 31,

                            -----------------------------------------------------------
                              2008      2007        2006          2005          2004
                            -----------------------------------------------------------
Net asset value at
  beginning of period       $ 16.15    $15.42      $14.11        $12.97        $12.90
                            -------    ------      ------        ------        ------
Net investment loss           (0.24) (a)(0.29)      (0.28)        (0.25)        (0.31)
Net realized and
  unrealized gain (loss)
  on investments              (6.32)     1.02        1.59 (d)      1.39          0.38
                            -------    ------      ------        ------        ------
Total from investment
  operations                  (6.56)     0.73        1.31          1.14          0.07
                            -------    ------      ------        ------        ------
Net asset value at end of
  period                    $  9.59    $16.15      $15.42        $14.11        $12.97
                            =======    ======      ======        ======        ======
Total investment return
  (b)(f)                     (40.59%)    4.80%       9.28% (c)(d)  8.79%         0.54%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss         (1.77%)   (1.81%)     (1.83%)       (1.78%)       (2.38%)
  Net expenses                 2.28%     2.23%       2.23%         2.40%         2.66%
  Expenses (before
     waiver/reimbursement)     2.79%     2.62%       2.69% (c)     2.69%         2.70%
Portfolio turnover rate          75%       95%         29%           57%           75%
Net assets at end of
  period (in 000's)         $ 2,238    $5,382      $6,725        $7,236        $7,396




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions.
(c)  Includes nonrecurring reimbursements from the Manager to professional fees.
     The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(e)  Total return is not annualized.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





18    MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                           CLASS B
------------------------------------------------------------



                      YEAR ENDED OCTOBER 31,

------------------------------------------------------------
        2008       2007       2006        2005        2004
      $ 16.15    $ 15.42    $  14.11    $  12.97    $  12.90
      -------    -------    --------    --------    --------
        (0.24) (a) (0.29)      (0.28)      (0.25)      (0.31)
        (6.32)      1.02        1.59 (d)    1.39        0.38
      -------    -------    --------    --------    --------
        (6.56)      0.73        1.31        1.14        0.07
      -------    -------    --------    --------    --------
      $  9.59    $ 16.15    $  15.42    $  14.11    $  12.97
      =======    =======    ========    ========    ========
       (40.62%)     4.73%       9.28% (c)(d)8.79%       0.54%

        (1.76%)    (1.81%)     (1.83%)     (1.78%)     (2.38%)
         2.28%      2.23%       2.23%       2.40%       2.66%
         2.79%      2.62%       2.69% (c)   2.69%       2.70%
           75%        95%         29%         57%         75%
      $28,207    $79,865    $109,872    $159,380    $172,478




                          Class I
----------------------------------------------------------
                                                 May 31,
                                                  2006**
                                                 through
         Year ended October 31,                October 31,

      ----------------------------------------------------
        2008                 2007                  2006
      $ 17.52               $16.50                $16.60
      -------               ------                ------
        (0.06) (a)           (0.08)                (0.02)
        (6.91)                1.10                 (0.08)(d)
      -------               ------                ------
        (6.97)                1.02                 (0.10)
      -------               ------                ------
      $ 10.55               $17.52                $16.50
      =======               ======                ======
       (39.78%)               6.18%                (0.60%)(c)(d)(e)

        (0.42%)              (0.48%)               (0.32%)++
         0.93%                0.90%                 0.77% ++
         1.48%                1.30%                 1.43% ++(c)
           75%                  95%                   29%
      $ 3,949               $3,744                $  535




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Small Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares and Class B shares commenced on June 1, 1998. Class C shares commenced on September 1, 1998. Class I shares commenced on May 31, 2006. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-capitalization companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than larger-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established


20    MainStay Small Cap Growth Fund
for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and the Fund pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Funds' cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all

                                                   mainstayinvestments.com    21
securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 1.00% on assets up to $1.0 billion and 0.95% on assets in excess of $1.0 billion. The Manager has contractually agreed to waive its management fee to 0.85% on assets up to $1.0 billion and to 0.80% on assets in excess of $1.0 billion.

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.58%; Class A, 1.48%; Class B, 2.33%; Class C, 2.33% and Class I, 0.93%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $1,403,420 and waived expenses in the amount of $676,039, of which $466,939 is subject to recoupment.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

             OCTOBER 31,
   2009          2010         2011         TOTAL
 $705,943      $486,411     $466,939    $1,659,293
--------------------------------------------------



The Fund had $174,275 of waived fees for which the recoupment period expired during the year ended October 31, 2008.

Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.48%; Class B, 2.23%; Class C, 2.23% and Class I, 0.93%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

Effective August 1, 2008, the monthly fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for


22    MainStay Small Cap Growth Fund
the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $31,004 for the period from November 1, 2007 to July 31, 2008.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $6,777 and $12,943, respectively for the year ended October 31, 2008 . The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,756, $81,599, and $398 respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $802,325.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                         $      202     0.0%++
--------------------------------------------------
Class C                                111     0.0++
--------------------------------------------------
Class I                          1,886,724    47.8
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $4,991.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

                ACCUMULATED
                  CAPITAL        OTHER       UNREALIZED         TOTAL
   ORDINARY      AND OTHER     TEMPORARY    APPRECIATION     ACCUMULATED
    INCOME      GAIN (LOSS)   DIFFERENCES  (DEPRECIATION)    GAIN (LOSS)
     $--       $(105,480,225)     $--       $(21,460,071)   $(126,940,296)
-------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sales deferrals.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

         ACCUMULATED            ACCUMULATED
        UNDISTRIBUTED          NET REALIZED
       NET INVESTMENT         GAIN (LOSS) ON      ADDITIONAL
        INCOME (LOSS)           INVESTMENTS    PAID-IN CAPITAL
         $1,793,109                 $(1)         $(1,793,108)
--------------------------------------------------------------





                                                   mainstayinvestments.com    23

The reclassifications for the Fund are primarily due to net operating losses.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $105,480,225 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS       AMOUNTS
AVAILABLE THROUGH     (000'S)
       2009          $ 34,022
       2010            40,252
       2011             2,925
       2016            28,281



                     $105,480
-----------------------------


NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were $99,752 and $136,198, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                    SHARES          AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                       679,594     $ 9,954,840
Shares redeemed                  (416,825)     (5,766,337)
                              ---------------------------
Net increase in shares
  outstanding before
  conversion                      262,769       4,188,503
Shares converted into
  Investor Class (See Note
  1)                            2,614,981      36,266,582
Shares converted from
  Investor Class (See Note
  1)                             (135,139)     (1,872,553)
                              ---------------------------
Net increase                    2,742,611     $38,582,532
                              ===========================



(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                           SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                       468,718    $  6,724,597
Shares redeemed                (1,976,844)    (28,889,038)
                              ---------------------------
Net decrease in shares
  outstanding before
  conversion                   (1,508,126)    (22,164,441)
Shares converted into Class
  A
  (See Note 1)                    694,188      10,188,477
Shares converted from Class
  A
  (See Note 1)                 (2,138,924)    (29,396,808)
                              ---------------------------
Net decrease                   (2,952,862)   $(41,372,772)
                              ===========================
Year ended October 31, 2007:
Shares sold                       673,426    $ 11,500,806
Shares redeemed                (2,269,984)    (38,740,546)
                              ---------------------------
Net decrease in shares
  outstanding before
  conversion                   (1,596,558)    (27,239,740)
Shares converted from Class
  B
  (See Note 1)                    671,900      11,560,555
                              ---------------------------
Net decrease                     (924,658)   $(15,679,185)
                              ===========================




 CLASS B                           SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                       309,084    $  4,120,854
Shares redeemed                (1,195,611)    (15,990,020)
                              ---------------------------
Net decrease in shares
  outstanding before
  conversion                     (886,527)    (11,869,166)
Shares converted from Class
  B
  (See Note 1)                 (1,118,496)    (15,185,698)
                              ---------------------------
Net decrease                   (2,005,023)   $(27,054,864)
                              ===========================
Year ended October 31, 2007:
Shares sold                       434,938    $  6,907,149
Shares redeemed                (1,896,587)    (30,127,583)
                              ---------------------------
Net decrease in shares
  outstanding before
  conversion                   (1,461,649)    (23,220,434)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                   (719,481)    (11,560,555)
                              ---------------------------
Net decrease                   (2,181,130)   $(34,780,989)
                              ===========================






24    MainStay Small Cap Growth Fund

 CLASS C                           SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                        30,777     $   406,562
Shares redeemed                  (130,676)     (1,763,947)
                              ---------------------------
Net decrease                      (99,899)    $(1,357,385)
                              ===========================
Year ended October 31, 2007:
Shares sold                        51,900     $   827,582
Shares redeemed                  (154,914)     (2,469,557)
                              ---------------------------
Net decrease                     (103,014)    $(1,641,975)
                              ===========================




 CLASS I                           SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                       268,725     $ 3,893,906
Shares redeemed                  (108,213)     (1,569,047)
                              ---------------------------
Net increase                      160,512     $ 2,324,859
                              ===========================
Year ended October 31, 2007:
Shares sold                       216,453     $ 3,660,864
Shares redeemed                   (35,148)       (611,885)
                              ---------------------------
Net increase                      181,305     $ 3,048,979
                              ===========================



NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Small Cap Growth Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Small Cap Growth Fund of The MainStay Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008



26    MainStay Small Cap Growth Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay Small Cap Growth Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider

                                                   mainstayinvestments.com    27
of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

The Board took note of the Fund's unfavorable investment performance when compared to peer funds in its Lipper performance universe over various time periods. The Board discussed with NYLIM various proposals for improving the Fund's relative investment performance, and accepted NYLIM's commitment to propose actions designed to improve the Fund's investment performance in the coming year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board


28    MainStay Small Cap Growth Fund
considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other

                                                   mainstayinvestments.com    29
investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreements for one year.



30    MainStay Small Cap Growth Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    31

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST                                        COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Trustee since   Managers and President and                   since September 2008 (3
9/24/60    September       Chief Executive Officer                      funds); Director, Eclipse
           2008            (since April 2008) of New                    Funds Inc. since September
                           York Life Investment                         2008, (22 funds); Director,
                           Management LLC and New York                  ICAP Funds, Inc., since
                           Life Investment Management                   September 2008 (4 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."



32    MainStay Small Cap Growth Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Trustee since   Capital Management;                         since 2007 (3 funds);
JR.        2007            President--Shields/Alli-                    Director, Eclipse Funds
11/16/46                   ance, Alliance Capital                      Inc. since 2007 (22
                           Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    33

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.



           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------






34    MainStay Small Cap Growth Fund

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    35

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A014519         (RECYCLE LOGO)            MS308-08           MSSG11-12/08
                                                                          24

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 SMALL CAP VALUE FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 SMALL CAP VALUE FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            26
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  27
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             31
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        31
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       31
---------------------------------------------

TRUSTEES AND OFFICERS                      32

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (42.50%)  (5.94%)   3.70%
Excluding sales charges    (39.15)   (4.87)    4.29




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)


                                  MAINSTAY SMALL
                                     CAP VALUE      RUSSELL 2000
                                       FUND          VALUE INDEX
                                  --------------    ------------
10/31/98                                9450            10000
                                        9979            10072
                                       13659            11814
                                       14938            12848
                                       14156            12523
                                       18458            17569
                                       21127            20730
                                       21848            23432
                                       24776            28797
                                       23632            29387
10/31/08                               14380            20412






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE      TEN
TOTAL RETURNS               YEAR      YEARS    YEARS
----------------------------------------------------
With sales charges         (42.59%)   (5.97%)   3.68%
Excluding sales charges    (39.25)   (4.90)     4.27




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)


                         MAINSTAY SMALL
                            CAP VALUE      RUSSELL 2000
                              FUND          VALUE INDEX
                         --------------    ------------
10/31/98                      23625            25000
                              24949            25180
                              34147            29535
                              37344            32120
                              35389            31308
                              46144            43922
                              52819            51824
                              54621            58581
                              61941            71994
                              59081            73467
10/31/08                      35889            51031






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (42.04%)  (5.82%)   3.49%
Excluding sales charges    (39.69)   (5.62)    3.49




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)


              MAINSTAY SMALL
                 CAP VALUE      RUSSELL 2000
                   FUND          VALUE INDEX
              --------------    ------------
10/31/98           10000            10000
                   10488            10072
                   14232            11814
                   15444            12848
                   14544            12523
                   18815            17569
                   21371            20730
                   21941            23432
                   24679            28797
                   23361            29387
10/31/08           14088            20412





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (40.16%)  (5.61%)   3.49%
Excluding sales charges    (39.69)   (5.61)    3.49




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)


                                  MAINSTAY SMALL
                                     CAP VALUE      RUSSELL 2000
                                       FUND          VALUE INDEX
                                  --------------    ------------
10/31/98                               10000            10000
                                       10488            10072
                                       14232            11814
                                       15444            12848
                                       14544            12523
                                       18801            17569
                                       21371            20730
                                       21938            23432
                                       24694            28797
                                       23358            29387
10/31/08                               14086            20412





CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      ONE      FIVE     TEN
TOTAL RETURNS      YEAR     YEARS    YEARS
------------------------------------------
                  (38.97%)  (4.63%)   4.55%



                                                             (PERFORMANCE GRAPH)


                     MAINSTAY SMALL
                        CAP VALUE      RUSSELL 2000
                          FUND          VALUE INDEX
                     --------------    ------------
10/31/98                  10000            10000
                          10587            10072
                          14526            11814
                          15926            12848
                          15130            12523
                          19778            17569
                          22695            20730
                          23574            23432
                          26814            28797
                          25573            29387
10/31/08                  15607            20412







 BENCHMARK PERFORMANCE                      ONE      FIVE     TEN
                                           YEAR     YEARS    YEARS
------------------------------------------------------------------------
Russell 2000(R) Value Index(4)            (30.54%)   3.05%    7.40%
Average Lipper small-cap value fund(5)    (34.10)    1.92     6.91%



   pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance for Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered to the public on February 16, 2005, include the historical performance of Class A shares through February 15, 2005, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 2000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Small Cap Value Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP VALUE FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED     EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND         PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)     DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08         PERIOD
INVESTOR CLASS SHARES          $1,000.00        $667.00         $ 6.91         $1,016.80        $ 8.36
-------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $667.40         $ 6.50         $1,017.30        $ 7.86
-------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $664.10         $10.04         $1,013.10        $12.14
-------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $664.10         $10.04         $1,013.10        $12.14
-------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $668.20         $ 5.16         $1,019.00        $ 6.24
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.65% for Investor Class, 1.55% for Class A, 2.40% for Class B and Class C and 1.23% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF OCTOBER 31, 2008



Pharmaceuticals                         7.0%
Insurance                               6.7
Communications Equipment                5.7
Semiconductors & Semiconductor
  Equipment                             5.3
Thrifts & Mortgage Finance              4.9
Hotels, Restaurants & Leisure           4.6
Machinery                               4.5
Metals & Mining                         4.3
Biotechnology                           4.2
Diversified Financial Services          3.7
Specialty Retail                        3.7
Health Care Providers & Services        3.5
Electric Utilities                      3.2
Oil, Gas & Consumable Fuels             3.1
Auto Components                         2.8
Life Sciences Tools & Services          2.8
Computers & Peripherals                 2.5
Commercial Banks                        2.3
Electronic Equipment & Instruments      2.3
Chemicals                               2.2
Containers & Packaging                  1.7
Electrical Equipment                    1.6
Energy Equipment & Services             1.6
Airlines                                1.4
Capital Markets                         1.4
Construction & Engineering              1.3
Multi-Utilities                         1.3
Air Freight & Logistics                 1.2
Food Products                           1.2
Health Care Technology                  1.2
Independent Power Producers & Energy
  Traders                               1.2
Paper & Forest Products                 1.2
IT Services                             1.1
Trading Companies & Distributors        1.1
Road & Rail                             0.9
Aerospace & Defense                     0.5
Professional Services                   0.4
Short-Term Investment                   0.8
Liabilities in Excess of Cash and
  Other Assets                         (0.4)
                                      -----
                                      100.0%
                                      =====



See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  MDS, Inc.
    2.  3Com Corp.
    3.  Cabot Corp.
    4.  PDL BioPharma, Inc.
    5.  Sepracor, Inc.
    6.  Cleco Corp.
    7.  Myers Industries, Inc.
    8.  C&D Technologies, Inc.
    9.  Omnicare, Inc.
   10.  Electronics for Imaging, Inc.








8    MainStay Small Cap Value Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JORDAN ALEXANDER, CFA, CPA, AND STEPHEN FRISCIA, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY SMALL CAP VALUE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Small Cap Value Fund returned -39.15% for Investor Class shares,(1) -39.25% for Class A shares, -39.69% for Class B shares and -39.69% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -38.97%. All share classes underperformed the -34.10% return of the average Lipper(2) small-cap value fund and the -30.54% return of the Russell 2000(R) Value Index(3) for the 12 months ended October 31, 2008. The Russell 2000(R) Value Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT KEY FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

We believe that Fund underperformed its peers and its benchmark for two principal reasons. First, we have observed that a number of the Fund's holdings are or were also held by hedge funds and long-only value funds that we believe have experienced significant redemptions. Forced selling of small-cap shares can exert unusual pressure on stock prices. Second, part of our value-oriented approach is to invest at valuations that have historically been good indicators of bottoms for the respective stocks. However, a number of stocks in the Fund's portfolio broke through these historical valuation troughs during the reporting period, as the market discounted a more severe recession than has been seen in several decades.

WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS WERE THE WEAKEST CONTRIBUTORS?

Even in a broadly declining market, some sectors and securities performed better than others. Relative to the Russell 2000(R) Value Index, the Fund's strongest-contributing sectors were energy, information technology and telecommunication services. Energy was the strongest contributor because of strong sector performance during the first half of the reporting period. We prudently eliminated a number of the Fund's energy positions before the sizable sell-off in the sector toward the end of the reporting period. Of the three strongest-contributing sectors, only energy posted a positive absolute return for the reporting period.

The three weakest-contributing sectors to the Fund's performance relative to the Russell 2000(R) Value Index were financials, industrials and materials. Within financials, a subset of the Fund's holdings dropped well below what we believed to be tangible shareholders' equity. We do not believe the prices of these particular stocks were representative of either the intrinsic value of the businesses or even the value to stockholders in a potential runoff scenario.

DURING THE REPORTING PERIOD, WHAT WERE SOME OF THE FUND'S BEST-PERFORMING INDIVIDUAL STOCKS?

In terms of absolute performance, the Fund's top-three contributors during the reporting period were all in the energy sector and all benefited from strong pricing for their respective products. Coal-mining companies Alpha Natural Resources and Walter Industries both benefited from surging coal prices and recorded substantial positive returns. A position in Brigham Exploration, an independent exploration and production company, was another strong positive contributor.

WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The three weakest contributors to the Fund's performance during the reporting period were life insurance company Conseco, battery manufacturer C&D Technologies and truck parts manufacturer

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Stocks of small companies may have higher price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Russell 2000(R) Value
   Index.

                                                    mainstayinvestments.com    9

Commercial Vehicle Group. All three stocks posted negative absolute returns during the reporting period.

Conseco's stock suffered from losses in the company's investment portfolio. C&D Technologies sold off, despite attractive end-market demand and the rollout of an innovative new battery product. We believe the stock's decline was an overreaction to a modest rebound in the price of lead, which is a raw material used in batteries. Shares of Commercial Vehicle Group declined on reduced expectations for heavy truck sales. At the end of the reporting period, we viewed Commercial Vehicle Group's stock as severely undervalued on a normalized-earnings basis. We also expected fundamentals to improve with the advent of new mandatory emission requirements, which we believed would increase heavy-truck orders.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period, we added Olympic Steel and Pharmerica to the Fund. Both purchases illustrated how market dislocations can create opportunities. Olympic Steel was trading below tangible book value at the time of purchase yet had a strong balance sheet with little debt. The company's free cash flow generation was also particularly attractive. Pharmerica, a pharmacy-services company, fit the Fund's strategy of buying undiscovered companies. After a spin-off, Pharmerica initially traded at a significant discount to its peers. Yet the company was able to dramatically improve profitability with a more focused management team.


Significant sales included Aventine Renewable Energy and Old Dominion Freight Line. Both sales reflected our sell discipline. Each stock appreciated to our price objective, and each company experienced meaningful shifts in its fundamental prospects. Our analysis of Aventine Renewable Energy indicated that elevated input prices and decreased gasoline consumption would severely pressure the margins of this ethanol producer. In the case of Old Dominion Freight Line, we concluded that a weakening economy might cause trucking company freight volumes to decline beyond market expectations.

HOW DID THE FUND CHANGE ITS SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

Toward the end of the reporting period, we meaningfully reduced the Fund's position in the financials sector to broaden sector diversification and prudently manage risk. We modestly reduced the Fund's weightings in the consumer-related and industrials sectors. As a result of our bottom-up stock-selection process, we meaningfully increased the Fund's weighting in the health care sector during the reporting period.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2008, the Fund was overweight relative to the Russell 2000(R) Value Index in the health care and information technology sectors. On the same date, the Fund was underweight in financials.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Small Cap Value Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                      SHARES          VALUE
COMMON STOCKS 99.6%+
------------------------------------------------------------

AEROSPACE & DEFENSE 0.5%
AerCap Holdings N.V. (a)              28,600   $     181,324
                                               -------------


AIR FREIGHT & LOGISTICS 1.2%
Pacer International, Inc.             37,300         421,117
                                               -------------


AIRLINES 1.4%
Alaska Air Group, Inc. (a)            20,400         503,880
                                               -------------


AUTO COMPONENTS 2.8%
ArvinMeritor, Inc.                    35,700         211,344
Cooper Tire & Rubber Co.              70,300         536,389
Modine Manufacturing Co.              33,300         246,420
                                               -------------
                                                     994,153
                                               -------------

BIOTECHNOLOGY 4.2%
Celera Corp. (a)                      48,100         544,011
Enzon Pharmaceuticals, Inc.
  (a)                                 58,600         291,242
V  PDL BioPharma, Inc.                66,700         650,325
                                               -------------
                                                   1,485,578
                                               -------------

CAPITAL MARKETS 1.4%
Thomas Weisel Partners Group,
  Inc. (a)                            54,700         307,414
Waddell & Reed Financial, Inc.
  Class A                             13,909         201,959
                                               -------------
                                                     509,373
                                               -------------

CHEMICALS 2.2%
V  Cabot Corp.                        30,000         793,500
                                               -------------


COMMERCIAL BANKS 2.3%
First Horizon National Corp.          39,085         465,502
Synovus Financial Corp.               35,500         366,715
                                               -------------
                                                     832,217
                                               -------------

COMMUNICATIONS EQUIPMENT 5.7%
V  3Com Corp. (a)                    301,800         823,914
ADC Telecommunications, Inc.
  (a)                                 74,200         470,428
Avocent Corp. (a)                     22,800         342,456
Extreme Networks, Inc. (a)           224,000         412,160
                                               -------------
                                                   2,048,958
                                               -------------

COMPUTERS & PERIPHERALS 2.5%
V  Electronics for Imaging,
  Inc. (a)                            52,800         559,680
STEC, Inc. (a)                        62,300         342,650
                                               -------------
                                                     902,330
                                               -------------

CONSTRUCTION & ENGINEERING 1.3%
Pike Electric Corp. (a)               51,500         450,625
                                               -------------


CONTAINERS & PACKAGING 1.7%
V  Myers Industries, Inc.             56,100         592,977
                                               -------------


DIVERSIFIED FINANCIAL SERVICES 3.7%
Asset Acceptance Capital Corp.
  (a)                                 35,565         288,432
CIT Group, Inc.                       84,800         351,072
Fifth Street Finance Corp.            64,500         438,600
KKR Financial Holdings LLC            59,700         230,442
                                               -------------
                                                   1,308,546
                                               -------------

ELECTRIC UTILITIES 3.2%
V  Cleco Corp.                        25,900         595,959
Idacorp, Inc.                         20,100         535,866
                                               -------------
                                                   1,131,825
                                               -------------


ELECTRICAL EQUIPMENT 1.6%
V  C&D Technologies, Inc. (a)        162,800         569,800
                                               -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 2.3%
Methode Electronics, Inc.             57,800         438,702
Vishay Intertechnology, Inc.
  (a)                                 90,900         391,779
                                               -------------
                                                     830,481
                                               -------------

ENERGY EQUIPMENT & SERVICES 1.6%
Hercules Offshore, Inc. (a)           17,700         129,033
Key Energy Services, Inc. (a)         69,200         429,040
                                               -------------
                                                     558,073
                                               -------------

FOOD PRODUCTS 1.2%
Smart Balance, Inc. (a)               61,400         439,624
                                               -------------


HEALTH CARE PROVIDERS & SERVICES 3.5%
Cross Country Healthcare, Inc.
  (a)                                 18,463         209,001
V  Omnicare, Inc.                     20,400         562,428
PharMerica Corp. (a)                  22,814         468,372
                                               -------------
                                                   1,239,801
                                               -------------

HEALTH CARE TECHNOLOGY 1.2%
IMS Health, Inc.                      29,100         417,294
                                               -------------


HOTELS, RESTAURANTS & LEISURE 4.6%
AFC Enterprises, Inc. (a)             98,200         477,252
Brinker International, Inc.           31,100         289,230
Steak N Shake Co. (The) (a)           65,900         339,385
Wendy's International, Inc.          152,200         550,964
                                               -------------
                                                   1,656,831
                                               -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.2%
Reliant Energy, Inc. (a)              82,400         432,600
                                               -------------



 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              11


                                      SHARES           VALUE
COMMON STOCKS (CONTINUED)
INSURANCE 6.7%
AMBAC Financial Group, Inc.           74,900   $     200,732
Conseco, Inc. (a)                    162,700         302,622
Fidelity National Financial,
  Inc.                                49,100         442,391
Flagstone Reinsurance
  Holdings, Ltd.                      49,700         526,323
OneBeacon Insurance Group,
  Ltd.                                32,600         449,880
Phoenix Cos., Inc. (The)              72,500         469,075
                                               -------------
                                                   2,391,023
                                               -------------

IT SERVICES 1.1%
Acxiom Corp.                          50,600         397,716
                                               -------------


LIFE SCIENCES TOOLS & SERVICES 2.8%
V  MDS, Inc. (a)                      95,800       1,019,312
                                               -------------


MACHINERY 4.5%
Commercial Vehicle Group, Inc.
  (a)                                278,400         370,272
Kennametal, Inc.                      21,600         458,352
Trinity Industries, Inc.              21,900         369,672
Xerium Technologies, Inc.            104,800         407,672
                                               -------------
                                                   1,605,968
                                               -------------

METALS & MINING 4.3%
Brush Engineered Materials,
  Inc. (a)                            31,400         385,278
Century Aluminum Co. (a)              27,500         345,675
Olympic Steel, Inc.                   20,100         459,486
Stillwater Mining Co. (a)             84,100         333,036
                                               -------------
                                                   1,523,475
                                               -------------

MULTI-UTILITIES 1.3%
CH Energy Group, Inc.                 11,400         470,022
                                               -------------


OIL, GAS & CONSUMABLE FUELS 3.1%
Frontier Oil Corp.                    34,500         455,745
International Coal Group, Inc.
  (a)                                 77,100         360,828
Stone Energy Corp. (a)                 9,500         288,230
                                               -------------
                                                   1,104,803
                                               -------------


PAPER & FOREST PRODUCTS 1.2%
Buckeye Technologies, Inc. (a)        73,700         434,093
                                               -------------


PHARMACEUTICALS 7.0%
Endo Pharmaceuticals Holdings,
  Inc. (a)                            23,000         425,500
Flamel Technologies S.A. ADR
  (a)(b)                              77,600         543,200
Medicis Pharmaceutical Corp.
  Class A                             32,100         458,067
Noven Pharmaceuticals, Inc.
  (a)                                 40,400         454,500
V  Sepracor, Inc. (a)                 45,600         607,392
                                               -------------
                                                   2,488,659
                                               -------------

PROFESSIONAL SERVICES 0.4%
Spherion Corp. (a)                    47,800         152,004
                                               -------------

ROAD & RAIL 0.9%
P.A.M. Transportation
  Services, Inc. (a)                  38,000         329,840
                                               -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 5.3%
Advanced Analogic
  Technologies, Inc. (a)             156,300         470,463
FormFactor, Inc. (a)                  30,200         526,084
MKS Instruments, Inc. (a)             23,100         428,505
Teradyne, Inc. (a)                    91,200         465,120
                                               -------------
                                                   1,890,172
                                               -------------

SPECIALTY RETAIL 3.7%
Collective Brands, Inc. (a)           37,000         473,230
Foot Locker, Inc.                     37,800         552,636
Pacific Sunwear of California,
  Inc. (a)                            92,300         315,666
                                               -------------
                                                   1,341,532
                                               -------------

THRIFTS & MORTGAGE FINANCE 4.9%
Bank Mutual Corp.                     27,082         312,255
Brookline Bancorp, Inc.               40,200         470,340
NewAlliance Bancshares, Inc.          29,151         402,284
PMI Group, Inc. (The)                107,200         266,928
Radian Group, Inc.                    84,200         303,120
                                               -------------
                                                   1,754,927
                                               -------------

TRADING COMPANIES & DISTRIBUTORS 1.1%
United Rentals, Inc. (a)              37,800         387,450
                                               -------------
Total Common Stocks
  (Cost $52,767,108)                              35,591,903
                                               -------------

                                   PRINCIPAL
                                      AMOUNT
SHORT-TERM INVESTMENT 0.8%
------------------------------------------------------------


REPURCHASE AGREEMENT 0.8%
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $284,629 (Collateralized by
  a Federal Home Loan Bank
  Security with a rate of
  3.63% and a maturity date of
  7/1/11 with a Principal
  Amount of $290,000 and a
  Market Value of $294,710)         $284,626         284,626
                                               -------------
Total Short-Term Investment
  (Cost $284,626)                                    284,626
                                               -------------
Total Investments
  (Cost $53,051,734)(c)                100.4%     35,876,529
Liabilities in Excess of
  Cash and Other Assets                 (0.4)       (155,561)
                                       -----    ------------
Net Assets                             100.0%  $  35,720,968
                                       =====    ============








12    MainStay Small Cap Value Fund

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At October 31, 2008, cost is $53,100,469
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized appreciation   $    451,615
     Gross unrealized depreciation    (17,675,555)
                                     ------------
     Net unrealized depreciation     $(17,223,940)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $53,051,734)      $ 35,876,529
Receivables:
  Investment securities sold              220,965
  Dividends and interest                   24,567
  Fund shares sold                         11,661
Other assets                               30,833
                                     ------------
  Total assets                         36,164,555
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased         256,139
  Transfer agent (See Note 3)              49,067
  Shareholder communication                39,918
  Fund shares redeemed                     36,687
  Professional fees                        24,368
  NYLIFE Distributors (See Note 3)         16,716
  Manager (See Note 3)                      8,787
  Custodian                                 7,758
  Directors                                   162
Accrued expenses                            3,985
                                     ------------
  Total liabilities                       443,587
                                     ------------
Net assets                           $ 35,720,968
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $     63,290
Additional paid-in capital             71,019,202
                                     ------------
                                       71,082,492
Accumulated undistributed net
  investment income                       447,259
Accumulated net realized loss on
  investments                         (18,633,578)
Net unrealized depreciation on
  investments                         (17,175,205)
                                     ------------
Net assets                           $ 35,720,968
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  8,526,001
                                     ============
Shares of beneficial interest
  outstanding                           1,442,635
                                     ============
Net asset value per share
  outstanding                        $       5.91
Maximum sales charge (5.50% of
  offering price)                            0.34
                                     ------------
Maximum offering price per share
  outstanding                        $       6.25
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 13,790,733
                                     ============
Shares of beneficial interest
  outstanding                           2,338,157
                                     ============
Net asset value per share
  outstanding                        $       5.90
Maximum sales charge (5.50% of
  offering price)                            0.34
                                     ------------
Maximum offering price per share
  outstanding                        $       6.24
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 10,766,382
                                     ============
Shares of beneficial interest
  outstanding                           2,046,960
                                     ============
Net asset value and offering price
  per share outstanding              $       5.26
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  2,632,022
                                     ============
Shares of beneficial interest
  outstanding                             500,237
                                     ============
Net asset value and offering price
  per share outstanding              $       5.26
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $      5,830
                                     ============
Shares of beneficial interest
  outstanding                                 975
                                     ============
Net asset value and offering price
  per share outstanding              $       5.98
                                     ============







14    MainStay Small Cap Value Fund

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends                          $  1,414,292
  Income from securities
     loaned--net                          300,721
  Interest                                 15,975
                                     ------------
     Total income                       1,730,988
                                     ------------
EXPENSES:
  Manager (See Note 3)                    502,432
  Transfer agent--Investor Class
     (See Note 3)                          39,779
  Transfer agent--Class A (See Note
     3)                                   116,972
  Transfer agent--Classes B and C
     (See Note 3)                         126,427
  Transfer agent--Class I (See Note
     3)                                        18
  Distribution--Class B (See Note
     3)                                   148,214
  Distribution--Class C (See Note
     3)                                    34,293
  Distribution/Service--Investor
     Class (See Note 3)                    17,789
  Distribution/Service--Class A
     (See Note 3)                          67,689
  Service--Class B (See Note 3)            49,405
  Service--Class C (See Note 3)            11,431
  Registration                             58,708
  Shareholder communication                43,459
  Professional fees                        42,426
  Recordkeeping (a)                        17,938
  Custodian                                 9,709
  Trustees                                  1,619
  Miscellaneous                            11,884
                                     ------------
     Total expenses before
       waiver/reimbursement             1,300,192
  Expense waiver/reimbursement from
     Manager (See Note 3)                (190,847)
                                     ------------
     Net expenses                       1,109,345
                                     ------------
Net investment income                     621,643
                                     ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments      (18,726,026)
Net change in unrealized
  depreciation on investments          (7,900,711)
                                     ------------
Net realized and unrealized loss on
  investments                         (26,626,737)
                                     ------------
Net decrease in net assets
  resulting from operations          $(26,005,094)
                                     ============



(a) Effective August 1, 2008, the pricing and recordkeeping services fee is included in the Manager fee.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008           2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $    621,643   $  1,039,013
 Net realized gain (loss) on
  investments                   (18,726,026)    15,765,623
 Net change in unrealized
  appreciation (depreciation)
  on investments                 (7,900,711)   (20,014,055)
                               ---------------------------
 Net decrease in net assets
  resulting from operations     (26,005,094)    (3,209,419)
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Class A                        (440,221)      (417,038)
    Class B                         (54,499)       (21,051)
    Class C                         (12,815)        (5,209)
    Class I                             (68)      (119,899)
                               ---------------------------
                                   (507,603)      (563,197)
                               ---------------------------
 From net realized gain on investments:
    Class A                      (8,172,046)    (4,597,917)
    Class B                      (5,669,519)    (4,088,012)
    Class C                      (1,371,162)    (1,024,040)
    Class I                          (1,305)    (2,249,782)
                               ---------------------------
                                (15,214,032)   (11,959,751)
                               ---------------------------
 Total dividends and
     distributions to
     shareholders               (15,721,635)   (12,522,948)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         11,557,658     11,786,519
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              14,455,629     11,556,410
 Cost of shares redeemed        (28,326,174)   (60,254,816)
                               ---------------------------
    Decrease in net assets
     derived from capital
     share transactions          (2,312,887)   (36,911,887)
                               ---------------------------
    Net decrease in net
     assets                     (44,039,616)   (52,644,254)

NET ASSETS:
Beginning of year                79,760,584    132,404,838
                               ---------------------------
End of year                    $ 35,720,968   $ 79,760,584
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $    447,259   $    428,394
                               ===========================






16    MainStay Small Cap Value Fund

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank


                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS
                            --------------
                             FEBRUARY 28,
                                2008**                              CLASS A
                                THROUGH       ---------------------------------------------------
                              OCTOBER 31,                    YEAR ENDED OCTOBER 31,

                            ---------------------------------------------------------------------
                                 2008           2008       2007       2006       2005       2004
Net asset value at
  beginning of period           $  8.77       $ 12.26    $ 14.19    $ 13.39    $ 15.59    $ 14.09
                                -------       -------    -------    -------    -------    -------
Net investment income
  (loss) (a)                       0.04          0.13       0.17       0.03      (0.05)     (0.09)
Net realized and
  unrealized gain (loss)
  on investments                  (2.90)        (4.06)     (0.73)      1.70       0.68       2.09
                                -------       -------    -------    -------    -------    -------
Total from investment
  operations                      (2.86)        (3.93)     (0.56)      1.73       0.63       2.00
                                -------       -------    -------    -------    -------    -------
Less dividends and
  distributions:
  From net investment
     income                          --         (0.10)     (0.11)        --         --         --
  From net realized gain
     on investments                  --         (2.33)     (1.26)     (0.93)     (2.83)     (0.50)
                                -------       -------    -------    -------    -------    -------
Total dividends and
  distributions                      --         (2.43)     (1.37)     (0.93)     (2.83)     (0.50)
                                -------       -------    -------    -------    -------    -------
Net asset value at end of
  period                        $  5.91       $  5.90    $ 12.26    $ 14.19    $ 13.39    $ 15.59
                                =======       =======    =======    =======    =======    =======
Total investment return
  (b)(e)                         (32.61%)(c)   (39.25%)    (4.62%)    13.40%      3.41%     14.46%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                        0.78% ++      1.52%      1.28%      0.19%     (0.32%)    (0.62%)
  Net expenses                     1.65% ++      1.55%      1.44%      1.40%      1.47%      1.70%
  Expenses (before
     waiver/reimbursement)         2.02% ++      1.85%      1.69%      1.65%      1.72%      1.78%
Portfolio turnover rate             164%          164%       189%        44%        75%       103%
Net assets at end of
  period (in 000's)             $ 8,526       $13,791    $44,742    $52,995    $47,849    $55,640




                                                  CLASS C
                            --------------------------------------------------



                                          YEAR ENDED OCTOBER 31,

                            --------------------------------------------------
                              2008      2007       2006       2005       2004
Net asset value at
  beginning of period       $ 11.19    $13.06    $ 12.48    $ 14.80    $ 13.49
                            -------    ------    -------    -------    -------
Net investment income
  (loss) (a)                   0.05      0.07      (0.07)     (0.15)     (0.20)
Net realized and
  unrealized gain (loss)
  on investments              (3.63)    (0.67)      1.58       0.66       2.01
                            -------    ------    -------    -------    -------
Total from investment
  operations                  (3.58)    (0.60)      1.51       0.51       1.81
                            -------    ------    -------    -------    -------
Less dividends and
  distributions:
  From net investment
     income                   (0.02)    (0.01)        --         --         --
  From net realized gain
     on investments           (2.33)    (1.26)     (0.93)     (2.83)     (0.50)
                            -------    ------    -------    -------    -------
Total dividends and
  distributions               (2.35)    (1.27)     (0.93)     (2.83)     (0.50)
                            -------    ------    -------    -------    -------
Net asset value at end of
  period                    $  5.26    $11.19    $ 13.06    $ 12.48    $ 14.80
                            =======    ======    =======    =======    =======
Total investment return
  (b)(e)                     (39.69%)   (5.41%)    12.56%      2.65%     13.67%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                    0.63%     0.56%     (0.56%)    (1.07%)    (1.37%)
  Net expenses                 2.35%     2.19%      2.15%      2.22%      2.45%
  Expenses (before
     waiver/reimbursement)     2.69%     2.44%      2.40%      2.47%      2.53%
Portfolio turnover rate         164%      189%        44%        75%       103%
Net assets at end of
  period (in 000's)         $ 2,632    $6,815    $10,879    $12,070    $10,054




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The amount shown for a share outstanding does not correspond with aggregated net realized and unrealized gain (loss) on investments due to significant redemptions of Class I shares.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





18    MainStay Small Cap Value Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                         CLASS B
---------------------------------------------------------



                     YEAR ENDED OCTOBER 31,

      ---------------------------------------------------
        2008       2007       2006       2005       2004
      $ 11.19    $ 13.06    $ 12.48    $ 14.80    $ 13.50
      -------    -------    -------    -------    -------
         0.05       0.07      (0.07)     (0.14)     (0.20)
        (3.63)     (0.67)      1.58       0.65       2.00
      -------    -------    -------    -------    -------
        (3.58)     (0.60)      1.51       0.51       1.80
      -------    -------    -------    -------    -------

        (0.02)     (0.01)        --         --         --
        (2.33)     (1.26)     (0.93)     (2.83)     (0.50)
      -------    -------    -------    -------    -------
        (2.35)     (1.27)     (0.93)     (2.83)     (0.50)
      -------    -------    -------    -------    -------
      $  5.26    $ 11.19    $ 13.06    $ 12.48    $ 14.80
      =======    =======    =======    =======    =======
       (39.69%)    (5.34%)    12.48%      2.67%     13.59%

         0.63%      0.57%     (0.57%)    (1.07%)    (1.37%)
         2.35%      2.19%      2.15%      2.22%      2.45%
         2.69%      2.44%      2.40%      2.47%      2.53%
          164%       189%        44%        75%       103%
      $10,766    $28,197    $43,137    $63,611    $66,355




                         CLASS I
      --------------------------------------------
                                      FEBRUARY 16,
                                         2005**
                                         THROUGH
         YEAR ENDED OCTOBER 31,        OCTOBER 31,

      --------------------------------------------
        2008      2007       2006         2005
      $ 12.35    $14.30    $ 13.44       $ 14.01
      -------    ------    -------       -------
         0.15      0.48       0.08          0.02
        (4.09)    (1.05)(d)   1.71         (0.59)
      -------    ------    -------       -------
        (3.94)    (0.57)      1.79         (0.57)
      -------    ------    -------       -------

        (0.10)    (0.12)        --            --
        (2.33)    (1.26)     (0.93)           --
      -------    ------    -------       -------
        (2.43)    (1.38)     (0.93)           --
      -------    ------    -------       -------
      $  5.98    $12.35    $ 14.30       $ 13.44
      =======    ======    =======       =======
       (38.97%)   (4.63%)    13.74%        (4.07%)(c)

         1.74%     3.35%      0.56%         0.25% ++
         1.14%     1.03%      1.05%         0.96% ++
         1.45%     1.28%      1.30%         1.21% ++
          164%      189%        44%           75%
      $     6    $    7    $25,394       $20,322




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Small Cap Value Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares and Class B shares commenced on June 1, 1998. Class C shares commenced on September 1, 1998. Class I shares commenced on February 16, 2005. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation


20    MainStay Small Cap Value Fund
established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES.   In preparing financial statements in conformity with
accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all

                                                   mainstayinvestments.com    21
securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(I) INDEMNIFICATIONS.   Under the Trust's organizational documents, its officers
and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.85% on assets up to $1.0 billion and 0.80% on assets in excess of $1.0 billion. The Manager has also contractually agreed to waive its management fee so that the management fee is 0.60% on assets up to $1.0 billion and 0.55% on assets in excess of $1.0 billion.

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.65%; Class A, 1.55%; Class B, 2.40%; Class C, 2.40%; and Class I, 1.24%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $502,432 and waived expenses in the amount of $190,847, of which $44,516 is subject to recoupment.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                  OCTOBER 31,
                      2011        TOTAL
                    $44,516      $44,516
 ----------------------------------------


Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.55%; Class B, 2.30%; Class C, 2.30%; and Class I, 1.24%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

Effective August 1, 2008, the fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of


22    MainStay Small Cap Value Fund
average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $17,938 for the period from November 1, 2007 to July 31, 2008.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $3,135 and $5,659, respectively for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $258, $22,391, and $847, respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $283,196.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                             $  206    0.0%++
-------------------------------------------------
Class C                                127    0.0 ++
-------------------------------------------------
Class I                              1,270   21.8
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $2,028.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

             ACCUMULATED
               CAPITAL         OTHER         UNREALIZED          TOTAL
ORDINARY      AND OTHER      TEMPORARY      APPRECIATION      ACCUMULATED
 INCOME      GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$447,259    $(18,584,843)       $--         $(17,223,940)    $(35,361,524)




The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sales deferrals and partnership basis adjustments.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

  ACCUMULATED       ACCUMULATED
 UNDISTRIBUTED     NET REALIZED     ADDITIONAL
NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
 INCOME (LOSS)      INVESTMENTS       CAPITAL
   $(95,175)          $86,434         $8,741

 ---------------------------------------------




                                                   mainstayinvestments.com    23

The reclassifications for the Fund are primarily due to partnership basis adjustments, distribution redesignations and REIT adjustments.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $18,584,843 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                 CAPITAL LOSS    CAPITAL LOSS
                   AVAILABLE        AMOUNTS
                    THROUGH         (000'S)
                     2016           $18,585

 -------------------------------------------------------------


The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                  2008          2007
Distributions paid from:
  Ordinary Income             $ 6,096,969   $   563,197
  Long-term Capital Gains       9,624,666    11,959,751
-------------------------------------------------------
                              $15,721,635   $12,522,948
-------------------------------------------------------



NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 7--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were $95,593 and $111,858, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

INVESTOR CLASS                    SHARES        AMOUNT
Period ended October 31,
  2008(a):
  Shares sold                    425,186   $ 3,736,979
  Shares redeemed               (293,644)   (2,388,239)
                               -----------------------
  Net increase in shares
     outstanding before
     conversion                  131,542     1,348,740
  Shares converted into
     Investor Class (See Note
     1)                        1,416,869    12,188,268
  Shares converted from
     Investor Class (See Note
     1)                         (105,776)     (889,575)
                               -----------------------
  Net Increase                 1,422,635   $12,647,433
                               =======================



(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Year ended October 31, 2008:
  Shares sold                    616,196   $  5,306,125
  Shares issued to
     shareholders in
     reinvestment of
     dividends and
     distributions               848,565      7,904,036
  Shares redeemed             (1,851,705)   (16,133,608)
                              -------------------------
  Net decrease in shares
     outstanding before
     conversion                 (386,944)    (2,923,447)
  Shares converted into
     Class A
     (See Note 1)                361,960      3,163,741
  Shares converted from
     Class A
     (See Note 1)             (1,284,806)   (11,037,536)
                              -------------------------
  Net decrease                (1,309,790)  $(10,797,242)
                              =========================
Year ended October 31, 2007:
  Shares sold                    556,548   $  7,376,177
  Shares issued to
     shareholders in
     reinvestment of
     dividends and
     distributions               341,363      4,545,677
  Shares redeemed             (1,406,351)   (18,527,209)
                              -------------------------
  Net decrease in shares
     outstanding before
     conversion                 (508,440)    (6,605,355)
  Shares converted from
     Class B (See Note 1)        421,745      5,545,030
                              -------------------------
  Net decrease                   (86,695)  $ (1,060,325)
                              =========================






24    MainStay Small Cap Value Fund

 CLASS B                         SHARES         AMOUNT
Year ended October 31, 2008:
  Shares sold                   253,215   $  1,941,829
  Shares issued to
     shareholders in
     reinvestment of
     dividends and
     distributions              653,789      5,425,315
  Shares redeemed              (943,613)    (7,306,604)
                               -----------------------
  Net increase (decrease) in
     shares outstanding
     before conversion          (36,609)        60,540
  Shares converted from Class
     B
     (See Note 1)              (435,611)    (3,424,898)
                               -----------------------
  Net decrease                 (472,220)  $ (3,364,358)
                               =======================
Year ended October 31, 2007:
  Shares sold                   239,117   $  2,909,517
  Shares issued to
     shareholders in
     reinvestment of
     dividends and
     distributions              318,066      3,867,412
  Shares redeemed              (881,148)   (10,613,469)
                               -----------------------
  Net decrease in shares
     outstanding before
     conversion                (323,965)    (3,836,540)
  Shares reacquired upon
     conversion into Class A
     (See Note 1)              (460,329)    (5,545,030)
                               -----------------------
  Net decrease                 (784,294)  $ (9,381,570)
                               =======================




 CLASS C                          SHARES        AMOUNT
Year ended October 31, 2008:
  Shares sold                     72,869   $   570,325
  Shares issued to
     shareholders in
     reinvestment of dividends
     and distributions           135,559     1,124,905
  Shares redeemed               (317,066)   (2,497,723)
                                ----------------------
  Net decrease                  (108,638)  $  (802,493)
                                ======================
Year ended October 31, 2007:
  Shares sold                     86,603   $ 1,059,407
  Shares issued to
     shareholders in
     reinvestment of dividends
     and distributions            63,626       773,640
  Shares redeemed               (374,468)   (4,530,652)
                                ----------------------
  Net decrease                  (224,239)  $(2,697,605)
                                ======================




 CLASS I                          SHARES         AMOUNT
Year ended October 31, 2008:
  Shares sold                        286   $      2,400
  Shares issued to
     shareholders in
     reinvestment of
     dividends and
     distributions                   146          1,373
  Shares redeemed                     --             --
                              -------------------------
  Net increase                       432   $      3,773
                              =========================
Year ended October 31, 2007:
  Shares sold                     30,744   $    441,418
  Shares issued to
     shareholders in
     reinvestment of
     dividends and
     distributions               176,381      2,369,681
  Shares redeemed             (1,982,648)   (26,583,486)
                              -------------------------
  Net decrease                (1,775,523)  $(23,772,387)
                              =========================



NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTES 10--FUND REORGANIZATION:

On September 25, 2008, the Board of Trustees approved the reorganization of the MainStay Small Cap Value Fund with and into the MainStay Small Cap Opportunity Fund, a series of Eclipse Funds, for submission to shareholders. If the shareholders approve the reorganization, the transaction is expected to close on or about February 13, 2009. This reorganization is contingent upon the approval by the shareholders of MainStay Small Cap Opportunity Fund and Mackay Shields LLC, as that Fund's subadvisor.


                                                   mainstayinvestments.com    25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Small Cap Value Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Small Cap Value Fund of The MainStay Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008



26    MainStay Small Cap Value Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay Small Cap Value Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider

                                                   mainstayinvestments.com    27
of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio manager, the number of accounts managed by the portfolio manager and MacKay Shields' method for compensating portfolio manager. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio manager and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position


28    MainStay Small Cap Value Fund
is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.


                                                   mainstayinvestments.com    29

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreements for one year.



30    MainStay Small Cap Value Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advised shareholders within 60 days of the Fund's fiscal year end (October 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $9,624,666.

For the fiscal year ended October 31, 2008, the Fund designates approximately $509,789 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2008 should be multiplied by 0.1% to arrive at the amount eligible for qualified interest income and 29.8% for the corporate dividends received deduction.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



                                                   mainstayinvestments.com    31

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST                                        COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of
KIM        Trustee since   Managers and President and
9/24/60    September       Chief Executive Officer
           2008            (since April 2008) of New
                           York Life Investment
                           Management LLC and New York
                           Life Investment Management
                           Holdings LLC; Member of the
                           Board of Managers, MacKay
                           Shields LLC (since April
                           2008); Chairman of the
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."



32    MainStay Small Cap Value Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Trustee since   Capital Management;                         since 2007 (3 funds);
JR.        2007            President--Shields/Alli-                    Director, Eclipse Funds
11/16/46                   ance, Alliance Capital                      Inc. since 2007 (22
                           Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    33

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.



           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------






34    MainStay Small Cap Value Fund

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    35

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO14598         (RECYCLE LOGO)            MS156-08           MSSV11-12/08
                                                                          25

(MAINSTAY LOGO)


                 MAINSTAY

                 MAP FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY LOGO)


                 MAINSTAY

                 MAP FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   13
---------------------------------------------

FINANCIAL STATEMENTS                       18
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              26
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            33
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENTS                                 34
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             37
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        37
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       37
---------------------------------------------

TRUSTEES AND OFFICERS                      38

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                SINCE
AVERAGE ANNUAL               ONE      FIVE    INCEPTION
TOTAL RETURNS               YEAR     YEARS     (6/9/99)
-------------------------------------------------------
With sales charges         (40.28%)   1.10%      3.50%
Excluding sales charges    (36.80)    2.25       4.12




(PERFORMANCE GRAPH)                                         (With sales charges)


                        MAINSTAY MAP    RUSSELL 3000    S&P 500    RUSSELL MIDCAP
                            FUND            INDEX        INDEX          INDEX
                        ------------    ------------    -------    --------------
6/9/99                       9450           10000        10000          10000
                             9407           10311        10395           9791
                            11215           11304        11028          12115
                            10959            8459         8282           9932
                             9538            7245         7031           9135
                            12364            8961         8493          12412
                            14145            9813         9293          14285
                            16056           10854        10104          16869
                            18754           12630        11754          19806
                            21868           14466        13466          22823
10/31/08                    13820            9171         8605          13541






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                SINCE
AVERAGE ANNUAL               ONE      FIVE    INCEPTION
TOTAL RETURNS               YEAR     YEARS     (6/9/99)
-------------------------------------------------------
With sales charges         (40.28%)   1.10%      3.50%
Excluding sales charges    (36.80)    2.25       4.12




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                         MAINSTAY MAP    RUSSELL 3000    S&P 500    RUSSELL MIDCAP
                             FUND            INDEX        INDEX          INDEX
                         ------------    ------------    -------    --------------
6/9/99                       23625           25000        25000          25000
                             23517           25777        25987          24478
                             28038           28260        27570          30286
                             27397           21148        20704          24829
                             23846           18112        17576          22837
                             30910           22403        21232          31031
                             35363           24533        23233          35712
                             40140           27134        25259          42172
                             46884           31576        29386          49514
                             54670           36165        33665          57058
10/31/08                     34550           22927        21513          33852






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                                SINCE
AVERAGE ANNUAL               ONE      FIVE    INCEPTION
TOTAL RETURNS               YEAR     YEARS     (6/9/99)
-------------------------------------------------------
With sales charges         (40.08%)   1.17%      3.35%
Excluding sales charges    (37.33)    1.47       3.35




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY MAP    RUSSELL 3000    S&P 500    RUSSELL MIDCAP
                  FUND            INDEX        INDEX          INDEX
              ------------    ------------    -------    --------------
6/9/99            10000           10000        10000          10000
                   9929           10311        10395           9791
                  11757           11304        11028          12115
                  11395            8459         8282           9932
                   9840            7245         7031           9135
                  12667            8961         8493          12412
                  14386            9813         9293          14285
                  16205           10854        10104          16869
                  18788           12630        11754          19806
                  21744           14466        13466          22823
10/31/08          13627            9171         8605          13541





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge are sub-ject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored

THE FOOTNOTES ON THE FOLLOWING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               ONE       FIVE    INCEPTION
TOTAL RETURNS                YEAR     YEARS     (6/9/99)
--------------------------------------------------------
With sales charges          (37.85%)   1.48%      3.35%
Excluding sales charges     (37.30)    1.48       3.35




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                        MAINSTAY MAP    RUSSELL 3000    S&P 500    RUSSELL MIDCAP
                            FUND            INDEX        INDEX          INDEX
                        ------------    ------------    -------    --------------
6/9/99                      10000           10000        10000          10000
                             9929           10311        10395           9791
                            11757           11304        11028          12115
                            11395            8459         8282           9932
                             9840            7245         7031           9135
                            12667            8961         8493          12412
                            14386            9813         9293          14285
                            16205           10854        10104          16869
                            18788           12630        11754          19806
                            21744           14466        13466          22823
10/31/08                    13633            9171         8605          13541






CLASS I SHARES(3)--MAXIMUM 4.75% INITIAL SALES CHARGE THROUGH 6/8/99
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (36.59%)   2.61%    5.23%
Excluding sales charges    (36.59)    2.61     5.75




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                         MAINSTAY MAP    RUSSELL 3000    S&P 500
                             FUND            INDEX        INDEX
                         ------------    ------------    -------
10/31/98                     10000           10000        10000
                             11577           10311        10395
                             13841           11304        11028
                             13556            8459         8282
                             11827            7245         7031
                             15370            8961         8493
                             17649            9813         9293
                             20112           10854        10104
                             23573           12630        11754
                             27580           14466        13466
10/31/08                     16657           11098        10403






CLASS R1 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                    SINCE
AVERAGE ANNUAL                   ONE      FIVE    INCEPTION
TOTAL RETURNS                   YEAR     YEARS     (6/9/99)
-----------------------------------------------------------
                               (36.67%)   2.49%      4.33%




(PERFORMANCE GRAPH)

              MAINSTAY MAP    RUSSELL 3000    S&P 500    RUSSELL MIDCAP
                  FUND            INDEX        INDEX          INDEX
              ------------    ------------    -------    --------------
6/9/99            10000           10000        10000          10000
                   9963           10311        10395           9791
                  11896           11304        11028          12115
                  11638            8459         8282           9932
                  10146            7245         7031           9135
                  13170            8961         8493          12412
                  15096            9813         9293          14285
                  17185           10854        10104          16869
                  20121           12630        11754          19806
                  23519           14466        13466          22823
10/31/08          14895            9171         8605          13541





   retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. On June 9, 1999, MAP-Equity Fund was reorganized as MainStay MAP Fund Class I shares.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on June 9, 1999, include the historical performance of the MAP-Equity Fund shares (a predecessor to the Fund) through June 8, 1999. Unadjusted, the performance shown for Class I shares might have been lower.
4. Performance figures for Class R1 and R2 shares, each of which was first offered to the public on January 2, 2004, include the historical performance of Class A shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R1 and R2 shares might have been lower.
THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay MAP Fund

CLASS R2 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL      ONE      FIVE    INCEPTION
TOTAL RETURNS      YEAR     YEARS     (6/9/99)
----------------------------------------------
                  (36.78%)   2.26%      4.08%




(PERFORMANCE GRAPH)

                        MAINSTAY MAP    RUSSELL 3000    S&P 500    RUSSELL MIDCAP
                            FUND            INDEX        INDEX          INDEX
                        ------------    ------------    -------    --------------
6/9/99                      10000           10000        10000          10000
10/31/99                     9950           10311        10395           9791
10/31/00                    11851           11304        11028          12115
10/31/01                    11566            8459         8282           9932
10/31/02                    10057            7245         7031           9135
10/31/03                    13022            8961         8493          12412
10/31/04                    14894            9813         9293          14285
10/31/05                    16911           10854        10104          16869
10/31/06                    19753           12630        11754          19806
10/31/07                    23033           14466        13466          22823
10/31/08                    14562            9171         8605          13541






CLASS R3 SHARES(5)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL      ONE      FIVE    INCEPTION
TOTAL RETURNS      YEAR     YEARS     (6/9/99)
----------------------------------------------
                  (36.96%)   1.94%      3.79%




(PERFORMANCE GRAPH)

                     MAINSTAY MAP    RUSSELL 3000    S&P 500    RUSSELL MIDCAP
                         FUND            INDEX        INDEX          INDEX
                     ------------    ------------    -------    --------------
6/9/99                   10000           10000        10000          10000
                          9940           10311        10395           9791
                         11810           11304        11028          12115
                         11499            8459         8282           9932
                          9974            7245         7031           9135
                         12883            8961         8493          12412
                         14688            9813         9293          14285
                         16614           10854        10104          16869
                         19336           12630        11754          19806
                         22502           14466        13466          22823
10/31/08                 14184            9171         8605          13541








BENCHMARK PERFORMANCE
-------------------------------------      One      Five      Since
                                          Year     Years    Inception
---------------------------------------------------------------------------
Russell 3000(R) Index(6)                 (36.60%)   0.46%     (0.93%)
S&P 500(R) Index(7)                      (36.10)    0.26      (1.60)
Average Lipper large-cap core fund(8)    (36.22)   (0.41)     (1.68)



5. Performance figures for Class R3 shares, which were first offered to the public on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
6. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index. The Russell 3000(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
7. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTES ON THE TWO PRECEDING PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MAP FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $689.60         $5.78          $1,018.30         $ 6.90
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $690.00         $5.06          $1,019.20         $ 6.04
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $686.80         $8.95          $1,014.50         $10.68
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $687.10         $8.95          $1,014.50         $10.68
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $691.10         $4.21          $1,020.20         $ 5.03
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00        $690.80         $4.12          $1,020.30         $ 4.93
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00        $689.80         $5.86          $1,018.20         $ 7.00
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00        $689.00         $6.75          $1,017.10         $ 8.06
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.36% for Investor Class, 1.19% for Class A, 2.11% for Class B and Class C, 0.99% for Class I, 0.97% for Class R1, 1.38% for Class R2 and 1.59% for Class
   R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.




8    MainStay MAP Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2008

(COMPOSITION PIE CHART)

Common Stocks                                   97.4
Short-Term Investment                            3.8
Warrants                                         0.0
Convertible Preferred Stocks                     0.0
Corporate Bonds                                  0.0
Liabilities in Excess of Cash and Other
  Assets                                        (1.2)





++ Less than one-tenth of a percent.

See Portfolio of Investments on page 13 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  E.I. du Pont de Nemours & Co.
    2.  CVS Caremark Corp.
    3.  Wyeth
    4.  JPMorgan Chase & Co.
    5.  PepsiCo, Inc.
    6.  Johnson & Johnson
    7.  Coca-Cola Co. (The)
    8.  Occidental Petroleum Corp.
    9.  Cisco Systems, Inc.
   10.  ACE, Ltd.






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS MICHAEL J. MULLARKEY, ROGER LOB AND CHRISTOPHER MULLARKEY OF FUND SUBADVISOR MARKSTON INTERNATIONAL LLC AND BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF FUND SUBADVISOR INSTITUTIONAL CAPITAL LLC.

HOW DID MAINSTAY MAP FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay MAP Fund returned -36.80% for Investor Class shares,(1) -36.80% for Class A shares, -37.33% for Class B shares and -37.30% for Class C shares for the 12 months ended October 31, 2008. Over the same period, the Fund's Class I shares returned -36.59%, Class R1 shares returned -36.67%, Class R2 shares returned -36.78% and Class R3 shares returned -36.96%. All share classes underperformed the -36.22% return of the average Lipper(2) large-cap core fund for the 12 months ended October 31, 2008. Over the same period, Class I shares outperformed--and all other share classes underperformed--the -36.60% return of the Russell 3000(R) Index.(3) The Russell 3000(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT KEY FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Markston International:
During the reporting period, our portion of the Fund outperformed the Russell 3000(R) Index because of stock selection. In addition, the Fund kept its beta(4) below 1 for the 12 months ended October 31, 2008.

ICAP:
Our portion of the Fund that invests in U.S. stocks underperformed the S&P 500(R) Index(5) during the reporting period. Favorable stock selection in the financials sector helped us outperform the financials sector of the S&P 500(R) Index. This advantage, however, was more than offset by unfavorable stock selections in the industrials, health care and consumer discretionary sectors.

Our portion of the Fund that invests in global stocks(6) outperformed the MSCI World(R) Index.(7) Favorable stock selection and weightings in the financials and materials sectors helped contribute to the outperformance of this portion of the Fund relative to this benchmark.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS MADE THE GREATEST CONTRIBUTIONS TO PERFORMANCE IN YOUR PORTION OF THE FUND AND WHICH MARKET SEGMENTS WERE THE GREATEST DETRACTORS?

Markston International:
In our portion of the Fund, select biotechnology, health care and information technology stocks performed well relative to the Russell 3000(R) Index. These market segments were less affected than other segments by the drop in consumer spending during the reporting period. Compared to the Russell 3000(R) Index, the weakest-performing market segments in our portion of the Fund were energy, agriculture and financials. The credit crisis destroyed a lot of value in the financials sector. As the lack of credit negatively affected the economy, income levels dropped, which led to a decrease in consumption and declining commodity prices.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. Issuers of convertible securities may not be as financially strong as issuers of securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest payments, principal payments or both on its convertible securities, these securities may become worthless and the Fund could lose its entire investment in them. Investments in foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the perfor-mance shown for Investor Class shares might have been lower.
2. See footnote on page 7 for more information on Lipper Inc.
3. See footnote on page 7 for more information on the Russell 3000(R) Index.
4. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
5. See footnote on page 7 for more information on the S&P 500(R) Index. The S&P 500(R) Index is a secondary benchmark of the Fund.
6. Effective September 2, 2008, MainStay MAP Fund's Principal Investment Strategy was amended. As of that date, the Fund could invest up to 35% of its net assets, plus any borrowings for investment purposes, in foreign securities.
7. The Morgan Stanley Capital International World Index--the MSCI World Index--is an unmanaged index that is considered to be representative of the global stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.


10    MainStay MAP Fund

ICAP:
Relative to the S&P 500(R) Index, financials, materials and information technology were the best-performing domestic equity sectors in our portion of the Fund. Industrials, health care and consumer discretionary were our worst-performing domestic equity sectors relative to the S&P 500(R) Index.

In the global equity portion of the Fund, financials, materials and information technology were the best-performing sectors relative to the MSCI World(R) Index. Industrials, energy and consumer staples were our worst-performing global equity sectors relative to this benchmark.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG CONTRIBUTORS TO PERFORMANCE IN YOUR PORTION OF THE FUND AND WHICH STOCKS DETRACTED?

Markston International:
Strong contributors in our portion of the Fund included biotechnology company Genentech, healthcare company Covidien Limited and discount retailer Wal-Mart Stores. Genentech's shares rose after Roche offered to buy all the Genentech shares that it didn't already own. Covidien performed well following its spin-off from Tyco, and Wal-Mart benefited from its price-leadership strategy. Stocks that detracted from performance included American International Group (AIG), Wachovia and Morgan Stanley. All three saw their equity substantially impaired as a result of the credit crisis.

ICAP:
Among our domestic equity holdings, XTO Energy, shipping and transportation company Norfolk Southern and insurance company ACE Ltd. were the strongest contributors to absolute performance. Our domestic equity holdings that detracted the most from absolute performance were General Electric, mobile telecommunications company Vodafone Group PLC ADR and networking equipment company Cisco Systems.

Among our global equity holdings, oil and gas company Total S.A. ADR, ACE Ltd. and JPMorgan Chase & Co. were the strongest contributors to absolute performance. The global holdings that detracted the most from absolute performance were Allianz SE, Baker Hughes and Prudential PLC.

DID YOU MAKE ANY SIGNIFICANT PURCHASES OR SALES IN YOUR PORTION OF THE FUND DURING THE REPORTING PERIOD?

Markston International:
During the reporting period, we initiated positions in health care companies Medtronic and Abbot Labs. Both companies appealed to us because they were attractively priced, operated in consolidating industries, had insider buying or stock accumulation and showed some operational restructuring. Two stocks that we sold during the reporting period were AIG and Wachovia. Our original analysis of these companies failed to adequately reflect how much their equity would be impaired by a significant drop in housing prices.

ICAP:
In our portion of the Fund, we initiated a domestic equity position in Johnson & Johnson, based on our perception that progress in the company's drug pipeline would support solid earnings growth. We also added Lowe's as we believed that the company's strong balance sheet, flexibility and increased market share had positioned the company for improvement in the housing market. Among the stocks that we eliminated during the reporting period were Hess and Norfolk Southern. Each of these stocks achieved our target price, and we moved to lock in the gains.

In our portion of the Fund that invests in global stocks, we initiated a position in China Communications Construction, a company that we believe is poised to benefit from increased Chinese infrastructure spending. We also added Shire PLC, as we believed the company's growing portfolio of biotech products would lead to positive earnings growth. We eliminated our position in Tyco Electronics, since we believe the catalysts for growth are overwhelmed by the current weakness in the economy. We also eliminated Morgan Stanley from our domestic and global holdings, based on our assessment of the company's solvency and liquidity risks.

DID THE SECTOR WEIGHTINGS IN YOUR PORTION OF THE FUND CHANGE DURING THE REPORTING PERIOD?

Markston International:
During the reporting period, our portion of the Fund added to its consumer discretionary allocation, which remained underweight relative to the Russell 3000(R) Index. We also selectively added to financial stocks that were favored by the U.S. government's loan programs. Over the same period, we lowered the cash position in our portion of the Fund. As of October 31, 2008, our portion of the Fund was underweight consumer staples, information technology and consumer discretionary stocks. As of the

                                                   mainstayinvestments.com    11
same date, our portion of the Fund was overweight relative to the Index in financials and industrials and had roughly a 3.8% weighting in Treasurys.

ICAP:
Relative to the S&P 500(R) Index, our domestic equity weightings increased most significantly in the consumer discretionary, financials and health care sectors. Our relative weightings decreased most significantly in industrials, materials and telecommuni-cation services. As of October 31, 2008, the largest sector overweights relative to the S&P 500(R) Index among our domestic holdings were in financials, consumer discretionary and health care. Our most significant sector underweights were in industrials, utilities and energy.

Relative to the MSCI World Index(R), global weightings in our portion of the Fund increased most signifi-cantly in the utilities, health care and consumer discretionary sectors. Our global relative weightings decreased most significantly in information technology, consumer staples and financials.

As of October 31, 2008, we felt that economic weakness might be building abroad and our portion of the Fund was positioned accordingly. On that date, among our global holdings, the most significant overweight sectors relative to the MSCI World(R) Index included health care and consumer discretionary. Our most significant global sector underweight positions were in information technology, energy and financials. From a geographic perspective, we were also underweight in Asia relative to the MSCI World(R) Index.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


12    MainStay MAP Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                        SHARES            VALUE
COMMON STOCKS 97.4%+
---------------------------------------------------------------

AEROSPACE & DEFENSE 3.2%
BAE Systems PLC                        499,200   $    2,804,511
Boeing Co. (The)                       187,300        9,790,171
GenCorp, Inc. (a)                      142,100          696,290
Hexcel Corp. (a)                        67,300          888,360
Honeywell International,
  Inc.                                  35,800        1,090,110
Lockheed Martin Corp.                   21,700        1,845,585
Northrop Grumman Corp.                 169,728        7,958,546
Orbital Sciences Corp. (a)             136,500        2,796,885
Raytheon Co.                           182,300        9,317,353
                                                 --------------
                                                     37,187,811
                                                 --------------

AIR FREIGHT & LOGISTICS 0.2%
TNT N.V.                               116,100        2,430,700
                                                 --------------


AIRLINES 0.7%

Singapore Airlines, Ltd.               565,400        4,265,623
Southwest Airlines Co.                 349,100        4,112,398
                                                 --------------
                                                      8,378,021
                                                 --------------

AUTO COMPONENTS 0.1%
Goodyear Tire & Rubber Co.
  (The) (a)                             95,650          853,198
                                                 --------------


AUTOMOBILES 0.8%
Daimler A.G.                            81,050        2,798,602
Toyota Motor Corp.,
  Sponsored ADR (b)                     91,100        6,931,799
                                                 --------------
                                                      9,730,401
                                                 --------------

BEVERAGES 4.6%
V  Coca-Cola Co. (The)                 522,700       23,030,162
V  PepsiCo, Inc.                       447,941       25,537,117
SABMiller PLC                          322,800        5,142,734
                                                 --------------
                                                     53,710,013
                                                 --------------

BIOTECHNOLOGY 2.0%
Alkermes, Inc. (a)                      94,080          929,510
Amgen, Inc. (a)                         75,253        4,506,902
Celgene Corp. (a)                      108,892        6,997,400
Cubist Pharmaceuticals,
  Inc. (a)                              39,027          990,896
Genentech, Inc. (a)                     67,630        5,609,232
Genzyme Corp. (a)                       53,771        3,918,831
                                                 --------------
                                                     22,952,771
                                                 --------------

BUILDING PRODUCTS 0.6%
Masco Corp.                            647,900        6,576,185
                                                 --------------


CAPITAL MARKETS 2.7%
Ameriprise Financial, Inc.              37,460          809,136
Bank of New York Mellon
  Corp. (The)                          413,675       13,485,805
Credit Suisse Group A.G.,
  Sponsored ADR (b)                    157,800        5,901,720
Jefferies Group, Inc.                  207,838        3,290,075
Legg Mason, Inc.                        22,110          490,621
Merrill Lynch & Co., Inc.               83,700        1,555,983
State Street Corp.                     131,000        5,678,850
U.S. Global Investors, Inc.
  Class A                                2,870           20,693
Waddell & Reed Financial,
  Inc. Class A                          47,800          694,056
                                                 --------------
                                                     31,926,939
                                                 --------------

CHEMICALS 3.9%
Akzo Nobel N.V.                        170,500        7,094,615
C.F. Industries Holdings,
  Inc.                                  15,000          962,850
Chemtura Corp.                          85,300          147,569
V  E.I. du Pont de Nemours
  & Co.                                887,050       28,385,600
Monsanto Co.                            88,914        7,911,568
Mosaic Co. (The)                        21,740          856,773
                                                 --------------
                                                     45,358,975
                                                 --------------

COMMERCIAL BANKS 1.9%
Banco Santander S.A.                   199,500        2,157,893
Danske Bank A/S                        157,700        2,339,669
Popular, Inc.                          424,171        3,223,700
U.S. Bancorp                           191,900        5,720,539
Wells Fargo & Co.                      267,174        9,097,275
                                                 --------------
                                                     22,539,076
                                                 --------------

COMMERCIAL SERVICES & SUPPLIES 0.6%
Covanta Holding Corp. (a)              256,173        5,523,090
Waste Management, Inc.                  47,500        1,483,425
                                                 --------------
                                                      7,006,515
                                                 --------------

COMMUNICATIONS EQUIPMENT 2.0%
V  Cisco Systems, Inc. (a)           1,175,250       20,884,192
Corning, Inc.                           82,600          894,558
Finisar Corp. (a)                      343,489          209,528
Harris Stratex Networks,
  Inc. Class A (a)                       6,102           40,456
Motorola, Inc.                          10,100           54,237
NMS Communications Corp.
  (a)                                  157,228           19,025
Nokia OYJ, Sponsored ADR
  (b)                                   50,200          762,036
Nortel Networks Corp. (a)                  547              684
                                                 --------------
                                                     22,864,716
                                                 --------------

COMPUTERS & PERIPHERALS 3.2%
Apple, Inc. (a)                        142,625       15,345,024
Dell, Inc. (a)                         249,500        3,031,425
Hewlett-Packard Co.                    434,200       16,621,176
SanDisk Corp. (a)                      200,442        1,781,929


 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
COMPUTERS & PERIPHERALS (CONTINUED)
Sun Microsystems, Inc. (a)             124,649   $      573,386
                                                 --------------
                                                     37,352,940
                                                 --------------

CONSTRUCTION & ENGINEERING 0.4%
Chicago Bridge & Iron Co.
  N.V.                                  42,000          520,380
China Communications
  Construction Co., Ltd.
  Class H                            1,704,300        1,190,557
Jacobs Engineering Group,
  Inc. (a)                              82,000        2,987,260
                                                 --------------
                                                      4,698,197
                                                 --------------

CONSUMER FINANCE 2.6%
American Express Co.                   441,700       12,146,750
Capital One Financial Corp.            340,900       13,336,008
Discover Financial Services            352,230        4,314,817
Rewards Network, Inc. (a)               10,186           38,707
                                                 --------------
                                                     29,836,282
                                                 --------------

CONTAINERS & PACKAGING 0.0%++
Smurfit-Stone Container
  Corp. (a)                              8,050           10,867
                                                 --------------


DIVERSIFIED CONSUMER SERVICES 0.2%
Coinstar, Inc. (a)                     108,220        2,596,198
                                                 --------------


DIVERSIFIED FINANCIAL SERVICES 4.6%
Bank of America Corp.                  638,024       15,421,040
Citigroup, Inc.                        240,700        3,285,555
CME Group, Inc.                         16,600        4,683,690
V  JPMorgan Chase & Co.                627,250       25,874,063
Leucadia National Corp.                118,200        3,172,488
PHH Corp. (a)                           83,020          669,141
                                                 --------------
                                                     53,105,977
                                                 --------------

DIVERSIFIED TELECOMMUNICATION SERVICES 0.8%
AT&T, Inc.                             312,800        8,373,656
Cincinnati Bell, Inc. (a)              178,750          427,213
Global Crossing, Ltd. (a)               24,823          165,321
Verizon Communications,
  Inc.                                  21,400          634,938
                                                 --------------
                                                      9,601,128
                                                 --------------

ELECTRIC UTILITIES 2.4%
ALLETE, Inc.                             4,200          147,000
American Electric Power
  Co., Inc.                             46,365        1,512,890
Duke Energy Corp.                    1,015,200       16,628,976
Energias de Portugal S.A.            2,051,200        7,066,551
Westar Energy, Inc.                    101,700        1,982,133
                                                 --------------
                                                     27,337,550
                                                 --------------

ELECTRICAL EQUIPMENT 0.2%
Rockwell Automation, Inc.               70,500        1,950,735
                                                 --------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 0.4%
Anixter International, Inc.
  (a)                                   11,000          369,710
Sanmina-SCI Corp. (a)                  384,039          288,029
Tyco Electronics, Ltd.                 193,689        3,765,314
                                                 --------------
                                                      4,423,053
                                                 --------------

ENERGY EQUIPMENT & SERVICES 2.0%
Baker Hughes, Inc.                     314,450       10,990,027
BJ Services Co.                        182,872        2,349,905
Exterran Holdings, Inc. (a)             33,000          739,530
Hercules Offshore, Inc. (a)            182,362        1,329,419
Key Energy Services, Inc.
  (a)                                  243,905        1,512,211
Newpark Resources, Inc. (a)             41,620          239,315
Parker Drilling Co. (a)                 68,200          349,184
Saipem S.p.A.                          148,400        2,794,898
Schlumberger, Ltd.                      33,600        1,735,440
Tidewater, Inc.                         22,700          989,947
                                                 --------------
                                                     23,029,876
                                                 --------------

FOOD & STAPLES RETAILING 3.1%
V  CVS Caremark Corp.                  871,576       26,713,804
Great Atlantic & Pacific
  Tea Co., Inc. (The) (a)               21,913          181,221
Wal-Mart Stores, Inc.                  111,200        6,206,072
Walgreen Co.                           130,950        3,333,987
                                                 --------------
                                                     36,435,084
                                                 --------------

FOOD PRODUCTS 0.6%
Archer-Daniels-Midland Co.             170,840        3,541,513
Bunge, Ltd.                             47,690        1,831,773
Want Want China Holdings,
  Ltd.                               3,387,000        1,275,454
                                                 --------------
                                                      6,648,740
                                                 --------------


GAS UTILITIES 0.1%
National Fuel Gas Co.                   13,900          503,041
Nicor, Inc.                             21,050          972,720
                                                 --------------
                                                      1,475,761
                                                 --------------

HEALTH CARE EQUIPMENT & SUPPLIES 2.6%
ArthroCare Corp. (a)                    12,210          253,724
Baxter International, Inc.              20,200        1,221,898
Boston Scientific Corp. (a)            203,150        1,834,444
Covidien, Ltd.                         183,169        8,112,555
Gen-Probe, Inc. (a)                     26,668        1,254,996
Hospira, Inc. (a)                      102,800        2,859,896
Medtronic, Inc.                        356,461       14,376,072
SurModics, Inc. (a)                      7,030          186,295
                                                 --------------
                                                     30,099,880
                                                 --------------

HEALTH CARE PROVIDERS & SERVICES 1.0%
Aetna, Inc.                            329,020        8,182,727
Cardinal Health, Inc.                   58,170        2,222,094



14    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Humana, Inc. (a)                        27,100   $      801,889
SunLink Health Systems,
  Inc. (a)                              50,068          111,151
Universal Health Services,
  Inc. Class B                           3,000          126,120
                                                 --------------
                                                     11,443,981
                                                 --------------

HOTELS, RESTAURANTS & LEISURE 1.3%
InterContinental Hotels
  Group PLC, ADR (b)                   749,065        6,449,450
Marriott International,
  Inc. Class A                          24,164          504,303
McDonald's Corp.                       130,800        7,577,244
Wyndham Worldwide Corp.                115,040          942,177
                                                 --------------
                                                     15,473,174
                                                 --------------

HOUSEHOLD DURABLES 0.0%++
Newell Rubbermaid, Inc.                  9,500          130,625
                                                 --------------


HOUSEHOLD PRODUCTS 0.7%
Colgate-Palmolive Co.                   28,200        1,769,832
Procter & Gamble Co. (The)              91,500        5,905,410
                                                 --------------
                                                      7,675,242
                                                 --------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.4%
AES Corp. (The) (a)                    402,000        3,203,940
Dynegy, Inc. Class A (a)               338,000        1,230,320
Mirant Corp. (a)                        29,700          520,344
                                                 --------------
                                                      4,954,604
                                                 --------------

INDUSTRIAL CONGLOMERATES 2.4%
3M Co.                                  39,590        2,545,637
General Electric Co.                   869,073       16,955,614
Hutchison Whampoa, Ltd.                342,500        1,874,767
Siemens A.G.                            29,900        1,788,893
Tyco International, Ltd.               162,789        4,115,306
                                                 --------------
                                                     27,280,217
                                                 --------------

INSURANCE 6.5%
V  ACE, Ltd.                           357,500       20,506,200
Allianz SE                              57,650        4,317,353
Allstate Corp. (The)                   180,100        4,752,839
Aon Corp.                              130,740        5,530,302
Chubb Corp. (The)                        9,700          502,654
HCC Insurance Holdings,
  Inc.                                  51,000        1,125,060
Marsh & McLennan Cos., Inc.            101,655        2,980,525
MetLife, Inc.                          444,611       14,769,977
Phoenix Cos., Inc. (The)                45,900          296,973
Principal Financial Group,
  Inc.                                  62,200        1,181,178
Prudential PLC                         548,100        2,813,715
Reinsurance Group of
  America, Inc. Class B (a)             15,992          592,344
Travelers Cos., Inc. (The)             181,006        7,701,805
W.R. Berkley Corp.                     319,750        8,399,832
                                                 --------------
                                                     75,470,757
                                                 --------------

INTERNET & CATALOG RETAIL 0.2%
Liberty Media Corp.
  Interactive Class A (a)              438,790        2,141,295
Stamps.com, Inc. (a)                    30,594          298,598
                                                 --------------
                                                      2,439,893
                                                 --------------

INTERNET SOFTWARE & SERVICES 1.8%
eBay, Inc. (a)                         216,725        3,309,391
Internet Capital Group,
  Inc. (a)                              33,850          193,622
S1 Corp. (a)                           230,322        1,444,119
Valueclick, Inc. (a)                   138,374        1,023,968
VeriSign, Inc. (a)                     547,598       11,609,077
Yahoo!, Inc. (a)                       237,576        3,045,724
                                                 --------------
                                                     20,625,901
                                                 --------------

IT SERVICES 0.1%
Computer Sciences Corp. (a)             47,400        1,429,584
                                                 --------------


MACHINERY 0.2%
Caterpillar, Inc.                       75,200        2,870,384
                                                 --------------


MARINE 0.1%
American Commercial Lines,
  Inc. (a)                             139,164        1,033,989
                                                 --------------


MEDIA 4.2%
Ascent Media Corp. Class A
  (a)                                    1,729           43,726
British Sky Broadcasting
  Group PLC                            760,900        4,639,465
Cablevision Systems Corp.
  Class A                              138,200        2,450,286
Comcast Corp. Class A                  113,200        1,784,032
DIRECTV Group, Inc. (The)
  (a)                                   11,000          240,790
Discovery Communications,
  Inc.
  Class A (a)                           17,293          235,876
  Class C (a)                           17,293          230,343
Liberty Media Corp. Capital
  Class A (a)                           49,085          334,269
Liberty Media Corp.
  Entertainment Class A (a)            196,340        3,161,074
Marvel Entertainment, Inc.
  (a)                                   34,400        1,107,336
News Corp. Class A                   1,530,104       16,280,307
Primedia, Inc.                          11,729           14,661
Time Warner, Inc.                      155,000        1,563,950
Viacom, Inc. Class B (a)               722,500       14,608,950
Walt Disney Co. (The)                    8,500          220,150
WPP Group PLC                          378,700        2,287,905
                                                 --------------
                                                     49,203,120
                                                 --------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15


                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
METALS & MINING 0.1%
United States Steel Corp.               35,400   $    1,305,552
                                                 --------------


MULTI-UTILITIES 1.0%
Black Hills Corp.                       14,150          357,288
CMS Energy Corp.                       112,800        1,156,200
Dominion Resources, Inc.                20,000          725,600
DTE Energy Corp.                        26,200          924,860
GDF Suez S.A.                          116,100        5,169,679
Sempra Energy                           18,600          792,174
Suez Environnement S.A. (a)            117,600        2,261,019
                                                 --------------
                                                     11,386,820
                                                 --------------

MULTILINE RETAIL 1.4%
Kohl's Corp. (a)                        89,100        3,130,083
Target Corp.                           316,550       12,699,986
                                                 --------------
                                                     15,830,069
                                                 --------------

OFFICE ELECTRONICS 0.0%++
Xerox Corp.                             52,300          419,446
                                                 --------------


OIL, GAS & CONSUMABLE FUELS 9.5%
Anadarko Petroleum Corp.               134,100        4,733,730
Apache Corp.                            97,400        8,018,942
BP PLC, Sponsored ADR (b)              109,400        5,437,180
Chesapeake Energy Corp.                101,700        2,234,349
Chevron Corp.                           60,374        4,503,900
ConocoPhillips                          63,578        3,307,328
Devon Energy Corp.                     207,171       16,751,847
ExxonMobil Corp.                        53,200        3,943,184
Hess Corp.                              41,400        2,492,694
Marathon Oil Corp.                     404,500       11,770,950
Noble Energy, Inc.                      49,954        2,588,616
V  Occidental Petroleum
  Corp.                                376,340       20,901,924
Plains Exploration &
  Production Co. (a)                     3,557          100,307
Spectra Energy Corp.                   501,500        9,693,995
Total S.A., Sponsored ADR
  (b)                                  197,200       10,932,768
Williams Cos., Inc.                    133,100        2,791,107
                                                 --------------
                                                    110,202,821
                                                 --------------

PAPER & FOREST PRODUCTS 0.2%
MeadWestvaco Corp.                      75,005        1,052,320
Weyerhaeuser Co.                        24,154          923,166
                                                 --------------
                                                      1,975,486
                                                 --------------

PHARMACEUTICALS 10.1%
Abbott Laboratories                    139,677        7,703,187
Bayer A.G                              121,300        6,657,392
V  Johnson & Johnson                   414,850       25,446,899
Merck & Co., Inc.                        5,000          154,750
Merck KGaA                              53,750        4,759,045
Mylan, Inc. (a)                         36,500          312,805
Novartis A.G., ADR (b)                 317,100       16,168,929
Roche Holdings A.G.,
  Sponsored ADR (b)                     88,900        6,728,103
Schering-Plough Corp.                  924,800       13,400,352
Shire, Ltd.                            354,450        4,685,561
Teva Pharmaceutical
  Industries, Ltd.,
  Sponsored ADR (b)                    117,998        5,059,754
V  Wyeth                               821,650       26,440,697
                                                 --------------
                                                    117,517,474
                                                 --------------

PROFESSIONAL SERVICES 0.0% ++
On Assignment, Inc. (a)                 14,800           96,200
                                                 --------------


REAL ESTATE INVESTMENT TRUSTS 0.7%
Friedman, Billings, Ramsey
  Group, Inc. Class A (a)               23,100           14,553
HCP, Inc.                               90,946        2,722,014
UDR, Inc.                              283,170        5,595,439
                                                 --------------
                                                      8,332,006
                                                 --------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.3%
St. Joe Co. (The) (a)                  119,300        3,688,756
                                                 --------------


ROAD & RAIL 1.1%
Celadon Group, Inc. (a)                110,474        1,180,967
CSX Corp.                               42,100        1,924,812
East Japan Railway Co.                     815        5,791,451
Guangshen Railway Co., Ltd.
  Class H                            3,956,200        1,515,638
Norfolk Southern Corp.                   8,050          482,517
Union Pacific Corp.                     36,400        2,430,428
                                                 --------------
                                                     13,325,813
                                                 --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.0%
Applied Micro Circuits
  Corp. (a)                             54,262          277,279
Cirrus Logic, Inc. (a)                 131,291          753,611
Intel Corp.                            248,920        3,982,720
NVIDIA Corp. (a)                        21,899          191,835
Skyworks Solutions, Inc.
  (a)                                   48,778          347,787
Texas Instruments, Inc.                904,100       17,684,196
                                                 --------------
                                                     23,237,428
                                                 --------------

SOFTWARE 1.5%
Adobe Systems, Inc. (a)                 56,100        1,494,504
Blackboard, Inc. (a)                    39,039          955,675
Compuware Corp. (a)                     91,472          583,591
i2 Technologies, Inc. (a)              114,152        1,626,666
Macrovision Solutions Corp.
  (a)                                   13,855          153,513
Microsoft Corp.                        555,133       12,396,120
MSC.Software Corp. (a)                   2,700           23,220



16    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
SOFTWARE (CONTINUED)
Oracle Corp. (a)                        22,500   $      411,525
TIBCO Software, Inc. (a)                36,300          186,945
                                                 --------------
                                                     17,831,759
                                                 --------------

SPECIALTY RETAIL 2.1%
Circuit City Stores, Inc.               15,900            4,134
Home Depot, Inc. (The)                 423,103        9,981,000
Lowe's Cos., Inc.                      590,750       12,819,275
PEP Boys-Manny, Moe & Jack             220,955        1,065,003
                                                 --------------
                                                     23,869,412
                                                 --------------

WIRELESS TELECOMMUNICATION SERVICES 2.0%
NTT DoCoMo, Inc.                         3,245        5,148,379
Sprint Nextel Corp.                    105,141          329,091
Vodafone Group PLC, ADR (b)            940,350       18,120,545
                                                 --------------
                                                     23,598,015
                                                 --------------
Total Common Stocks
  (Cost $1,410,961,331)                           1,132,766,117
                                                 --------------



CONVERTIBLE PREFERRED STOCK 0.0%++
---------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE 0.0%++

Six Flags, Inc.
  7.25%                                101,600          304,800
                                                 --------------
Total Convertible Preferred
  Stock
  (Cost $2,279,079)                                     304,800
                                                 --------------



                                     NUMBER OF
                                      WARRANTS

WARRANTS 0.0%++
---------------------------------------------------------------

MARINE 0.0%++
American Commercial Lines,
  Inc.
  Strike Price $12.00
  Expire 1/12/09 (a)(c)                  6,765          320,932
                                                 --------------
Total Warrants
  (Cost $3,173,826)                                     320,932
                                                 --------------



                                     PRINCIPAL
                                        AMOUNT            VALUE
LONG-TERM BOND 0.0%++
CORPORATE BOND 0.0%++
---------------------------------------------------------------

MARINE 0.0%++
American Commercial Lines
  LLC
  11.25%, due 1/1/09
  (c)(d)(e)(f)                     $ 5,511,870   $       37,419
                                                 --------------
Total Long-Term Bond
  (Cost $0)                                              37,419
                                                 --------------



SHORT-TERM INVESTMENT 3.8%
---------------------------------------------------------------

REPURCHASE AGREEMENT 3.8%
State Street Bank & Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08 Proceeds at
  Maturity $44,494,557
  (Collateralized by
  various Federal Home Loan
  Bank Securities with
  rates between 2.673%-
  3.625% and maturity dates
  between 3/4/09-7/1/11 and
  a Federal National
  Mortgage Association
  Security with a rate of
  4.875% and a maturity
  date of 4/15/09  with a
  Principal Amount of
  $44,905,000 and Market
  Value of
  $45,387,683)                      44,494,187       44,494,187
                                                 --------------
Total Short-Term Investment
  (Cost $44,494,187)                                 44,494,187
                                                 --------------
Total Investments
  (Cost $1,460,908,423) (g)              101.2%   1,177,923,455
Liabilities in Excess of
  Cash and Other Assets                   (1.2)     (13,479,778)
                                         -----     ------------
Net Assets                               100.0%  $1,164,443,677
                                         =====     ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  Fair valued security. The total market
     value of these securities at October 31,
     2008 is $358,351, which represents less
     than one-tenth of a percent of the Fund's
     net assets.
(d)  Illiquid security. The total market value
     of this security at October 31, 2008 is
     $37,419, which represents less than one-
     tenth of a percent of the Fund's net
     assets.
(e)  Escrow Reserve-Reserve account for
     disputed claims.
(f)  Issue in default.
(g)  At October 31, 2008, cost is
     $1,481,476,119 for federal income tax
     purposes and net unrealized depreciation
     is as follows:



     Gross unrealized appreciation   $  73,070,939
     Gross unrealized depreciation    (376,623,603)
                                     -------------
     Net unrealized depreciation     $(303,552,664)
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value

  (identified cost $1,460,908,423)  $1,177,923,455
Cash denominated in foreign
  currency
  (identified cost $67)                         68
Receivables:
  Investment securities sold             9,288,512
  Dividends and interest                 1,472,303
  Fund shares sold                       1,211,841
Other assets                                77,978
                                    --------------
     Total assets                    1,189,974,157
                                    --------------
LIABILITIES:
Payables:
  Investment securities purchased       22,044,746
  Fund shares redeemed                   1,473,512
  Manager (See Note 3)                     659,975
  Transfer agent (See Note 3)              602,722
  NYLIFE Distributors (See Note 3)         396,593
  Shareholder communication                218,679
  Professional fees                         86,669
  Custodian                                 33,638
  Trustees                                   4,662
Accrued expenses                             9,284
                                    --------------
     Total liabilities                  25,530,480
                                    --------------
Net assets                          $1,164,443,677
                                    ==============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                 $      514,226
Additional paid-in capital           1,561,714,278
                                    --------------
                                     1,562,228,504
Accumulated undistributed net
  investment income                     10,781,818
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (125,534,893)
Net unrealized depreciation on
  investments                         (282,984,968)
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign
  currencies                               (46,784)
                                    --------------
Net assets                          $1,164,443,677
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $   72,709,322
                                    ==============
Shares of beneficial interest
  outstanding                            3,156,273
                                    ==============
Net asset value per share
  outstanding                       $        23.04
Maximum sales charge (5.50% of
  offering price)                             1.34
                                    --------------
Maximum offering price per share
  outstanding                       $        24.38
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $  291,812,494
                                    ==============
Shares of beneficial interest
  outstanding                           12,663,104
                                    ==============
Net asset value per share
  outstanding                       $        23.04
Maximum sales charge (5.50% of
  offering price)                             1.34
                                    --------------
Maximum offering price per share
  outstanding                       $        24.38
                                    ==============
CLASS B
Net assets applicable to
  outstanding shares                $  189,014,550
                                    ==============
Shares of beneficial interest
  outstanding                            8,848,043
                                    ==============
Net asset value and offering price
  per share
  outstanding                       $        21.36
                                    ==============
CLASS C
Net assets applicable to
  outstanding shares                $  178,672,337
                                    ==============
Shares of beneficial interest
  outstanding                            8,362,403
                                    ==============
Net asset value and offering price
  per share
  outstanding                       $        21.37
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $  425,265,930
                                    ==============
Shares of beneficial interest
  outstanding                           18,090,504
                                    ==============
Net asset value and offering price
  per share
  outstanding                       $        23.51
                                    ==============
CLASS R1
Net assets applicable to
  outstanding shares                $      232,252
                                    ==============
Shares of beneficial interest
  outstanding                               10,000
                                    ==============
Net asset value and offering price
  per share
  outstanding                       $        23.23
                                    ==============
CLASS R2
Net assets applicable to
  outstanding shares                $    6,426,880
                                    ==============
Shares of beneficial interest
  outstanding                              278,755
                                    ==============
Net asset value and offering price
  per share
  outstanding                       $        23.06
                                    ==============
CLASS R3
Net assets applicable to
  outstanding shares                $      309,912
                                    ==============
Shares of beneficial interest
  outstanding                               13,495
                                    ==============
Net asset value and offering price
  per share
  outstanding                       $        22.97
                                    ==============






18    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends                          $  32,760,568
  Interest                               1,345,339
  Income from securities
     loaned--net                           614,440
                                     -------------
     Total income                       34,720,347
                                     -------------
EXPENSES:
  Manager (See Note 3)                  11,655,365
  Distribution--Class B (See Note
     3)                                  2,219,753
  Distribution--Class C (See Note
     3)                                  2,021,812
  Distribution--Class R3 (See Note
     3)                                        855
  Transfer agent--Investor Class
     (See Note 3)                          166,099
  Transfer agent--Class A (See Note
     3)                                    974,709
  Transfer agent--Classes B and C
     (See Note 3)                        1,503,247
  Transfer agent --Classes I, R1,
     R2 and R3 (See Note 3)                753,135
  Distribution/Service--Investor
     Class (See Note 3)                    140,923
  Distribution/Service--Class A
     (See Note 3)                        1,201,988
  Service--Class B (See Note 3)            739,918
  Service--Class C (See Note 3)            673,937
  Distribution/Service--Class R2
     (See Note 3)                           20,343
  Distribution/Service--Class R3
     (See Note 3)                              855
  Shareholder communication                392,697
  Professional fees                        209,062
  Recordkeeping (a)                        142,461
  Registration                             137,233
  Trustees                                  57,556
  Custodian                                 43,385
  Shareholder service--Class R1
     (See Note 3)                            7,000
  Shareholder service--Class R2
     (See Note 3)                            8,137
  Shareholder service--Class R3
     (See Note 3)                              342
  Miscellaneous                             83,439
                                     -------------
     Total expenses before waiver       23,154,251
  Expense waiver from Manager (See
     Note 3)                              (120,535)
                                     -------------
       Net expenses                     23,033,716
                                     -------------
Net investment income                   11,686,631
                                     -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions              $(121,542,896)
  Foreign currency transactions           (306,188)
                                     -------------
Net realized loss on investments
  and foreign currency transactions   (121,849,084)
                                     -------------
Net change in unrealized
  appreciation on:
  Security transactions               (582,683,113)
  Translation of other assets and
     liabilities in foreign
     currencies                            (46,784)
                                     -------------
Net change in unrealized
  appreciation on investments and
  foreign currency transactions       (582,729,897)
                                     -------------
Net realized and unrealized loss on
  investments and foreign currency
  transactions                        (704,578,981)
                                     -------------
Net decrease in net assets
  resulting from operations          $(692,892,350)
                                     =============



(a) Effective August 1, 2008, the pricing and recordkeeping services fee is included in the Manager fee.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008             2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $   11,686,631   $    9,785,479
 Net realized gain (loss)
     on investments and
     foreign currency
     transactions              (121,849,084)     206,185,245
 Net change in unrealized
     appreciation
     (depreciation) on
     investments and
     foreign currency
     transactions              (582,729,897)      34,411,705
                             -------------------------------
 Net increase (decrease)
     in net assets
     resulting from
     operations                (692,892,350)     250,382,429
                             -------------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Class A                      (3,806,297)      (1,298,699)
    Class I                      (4,002,781)      (1,862,014)
    Class R1                        (99,389)         (69,530)
    Class R2                        (49,463)         (16,990)
    Class R3                         (1,139)              (6)
                             -------------------------------
                                 (7,959,069)      (3,247,239)
                             -------------------------------
 From net realized gain on investments:
    Class A                     (70,672,548)     (41,719,679)
    Class B                     (43,873,928)     (29,677,567)
    Class C                     (38,749,093)     (20,958,071)
    Class I                     (48,317,817)     (27,940,195)
    Class R1                     (1,357,529)      (1,243,856)
    Class R2                       (943,174)        (458,643)
    Class R3                        (28,767)            (817)
                             -------------------------------
                               (203,942,856)    (121,998,828)
                             -------------------------------
 Total dividends and
  distributions to
  shareholders                 (211,901,925)    (125,246,067)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
     shares                  $  521,256,181   $  430,483,762
 Net asset value of shares
     issued to shareholders
     in reinvestment of
     dividends and
     distributions              187,112,652      111,185,137
 Cost of shares redeemed       (455,569,781)    (354,712,645)
                             -------------------------------
    Increase in net assets
     derived from capital
     share transactions         252,799,052      186,956,254
                             -------------------------------
    Net increase (decrease)
     in net assets             (651,995,223)     312,092,616

NET ASSETS:
Beginning of year             1,816,438,900    1,504,346,284
                             -------------------------------
End of year                  $1,164,443,677   $1,816,438,900
                             ===============================
Accumulated undistributed
 net investment income at
 end of year                 $   10,781,818   $    7,182,362
                             ===============================






20    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS
                            --------------
                             FEBRUARY 28,
                                2008**                                 CLASS A
                                THROUGH       --------------------------------------------------------
                              OCTOBER 31,                      YEAR ENDED OCTOBER 31,

                            --------------------------------------------------------------------------
                                 2008           2008        2007        2006        2005        2004
Net asset value at
  beginning of period           $ 32.90       $  41.39    $  38.55    $  35.03    $  32.08    $  28.04
                                -------       --------    --------    --------    --------    --------
Net investment income
  (loss) (a)                       0.17           0.31        0.31        0.11        0.10 (b)   (0.01)
Net realized and
  unrealized gain (loss)
  on investments                 (10.02)        (13.88)       5.68        5.54        4.16        4.05
Net realized and
  unrealized loss on
  foreign currency
  transactions                    (0.01)         (0.01)         --          --          --          --
                                -------       --------    --------    --------    --------    --------
Total from investment
  operations                      (9.86)        (13.58)       5.99        5.65        4.26        4.04
                                -------       --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                          --          (0.22)      (0.09)         --          --          --
  From net realized gain
     on investments                  --          (4.55)      (3.06)      (2.13)      (1.31)         --
                                -------       --------    --------    --------    --------    --------
Total dividends and
  distributions                      --          (4.77)      (3.15)      (2.13)      (1.31)         --
                                -------       --------    --------    --------    --------    --------
Net asset value at end of
  period                        $ 23.04       $  23.04    $  41.39    $  38.55    $  35.03    $  32.08
                                =======       ========    ========    ========    ========    ========
Total investment return
  (c)(d)                         (29.97%)(e)    (36.80%)     16.61%      16.80%      13.51%      14.41%
Ratios (to average
  net assets)/
  Supplemental Data:
  Net investment income
     (loss)                        0.81%++        0.96%       0.79%       0.28%       0.29%(b)   (0.05%)
  Net expenses                     1.35%++        1.23%       1.27%       1.35%       1.35%       1.35%
  Expenses (before
     reimbursement)                1.35%++        1.25%       1.27%       1.33%       1.37%       1.38%
Portfolio turnover rate              96%            96%         76%        100%         56%         64%
Net assets at end of
  period (in 000's)             $72,709       $291,812    $647,374    $524,523    $358,214    $268,513




                                                           CLASS C
                            --------------------------------------------------------------------
                                                   YEAR ENDED OCTOBER 31,

                            --------------------------------------------------------------------
                              2008        2007             2006              2005         2004
Net asset value at
  beginning of period       $  38.79    $  36.49         $  33.50          $  30.96     $  27.26
                            --------    --------         --------          --------     --------
Net investment income
  (loss) (a)                    0.04        0.01            (0.16)            (0.15) (b)   (0.24)
Net realized and
  unrealized gain (loss)
  on investments              (12.90)       5.35             5.28              4.00         3.94
Net realized and
  unrealized loss on
  foreign currency
  transactions                 (0.01)         --               --                --           --
                            --------    --------         --------          --------     --------
Total from investment
  operations                  (12.87)       5.36             5.12              3.85         3.70
                            --------    --------         --------          --------     --------
Less dividends and
  distributions:
  From net investment
     income                       --          --               --                --           --
  From net realized gain
     on investments            (4.55)      (3.06)           (2.13)            (1.31)          --
                            --------    --------         --------          --------     --------
Total dividends and
  distributions                (4.55)      (3.06)           (2.13)            (1.31)          --
                            --------    --------         --------          --------     --------
Net asset value at end of
  period                    $  21.37    $  38.79         $  36.49          $  33.50     $  30.96
                            ========    ========         ========          ========     ========
Total investment return
  (c)(d)                      (37.30%)     15.73%           15.94%            12.64%       13.57%
Ratios (to average
  net assets)/
  Supplemental Data:
  Net investment income
     (loss)                     0.13%       0.04%           (0.46%)           (0.46%)(b)   (0.80%)
  Net expenses                  2.07%       2.02%            2.10%             2.10%        2.10%
  Expenses (before
     reimbursement)             2.07%       2.02%            2.08%             2.12%        2.13%
Portfolio turnover rate           96%         76%             100%               56%          64%
Net assets at end of
  period (in 000's)         $178,672    $331,430         $245,458          $181,398     $138,044




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income (loss) and the ratio of net investment income (loss)
     includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)  Total return is not annualized.





22    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                               CLASS B
      --------------------------------------------------------



                       YEAR ENDED OCTOBER 31,

      --------------------------------------------------------
        2008        2007        2006        2005        2004
      $  38.79    $  36.49    $  33.50    $  30.96    $  27.26
      --------    --------    --------    --------    --------
          0.04        0.02       (0.15)      (0.15)(b)   (0.24)
        (12.91)       5.34        5.27        4.00        3.94

         (0.01)         --          --          --          --
      --------    --------    --------    --------    --------
        (12.88)       5.36        5.12        3.85        3.70
      --------    --------    --------    --------    --------

            --          --          --          --          --
         (4.55)      (3.06)      (2.13)      (1.31)         --
      --------    --------    --------    --------    --------
         (4.55)      (3.06)      (2.13)      (1.31)         --
      --------    --------    --------    --------    --------
      $  21.36    $  38.79    $  36.49    $  33.50    $  30.96
      ========    ========    ========    ========    ========
        (37.33%)     15.73%      15.94%      12.64%      13.57%

          0.13%       0.06%      (0.45%)     (0.46%)(b)  (0.80%)
          2.07%       2.02%       2.10%       2.10%       2.10%
          2.07%       2.02%       2.08%       2.12%       2.13%
            96%         76%        100%         56%         64%
      $189,015    $378,342    $354,543    $387,772    $313,765






                                        CLASS I
      --------------------------------------------------------------------------
                                YEAR ENDED OCTOBER 31,

      --------------------------------------------------------------------------
        2008        2007             2006            2005             2004

      $  42.13    $  39.15         $  35.50        $  32.37         $  28.19
      --------    --------         --------        --------         --------
          0.39        0.45             0.23            0.24 (b)         0.09
        (14.12)       5.78             5.62            4.20             4.09

         (0.00)++       --               --              --               --
      --------    --------         --------        --------         --------
        (13.73)       6.23             5.85            4.44             4.18
      --------    --------         --------        --------         --------

         (0.34)      (0.19)           (0.07)             --               --
         (4.55)      (3.06)           (2.13)          (1.31)              --
      --------    --------         --------        --------         --------
         (4.89)      (3.25)           (2.20)          (1.31)              --
      --------    --------         --------        --------         --------
      $  23.51    $  42.13         $  39.15        $  35.50         $  32.37
      ========    ========         ========        ========         ========
        (36.59%)     16.99%           17.21%          13.96%           14.83%

          1.22%       1.15%            0.61%           0.69%(b)         0.31%
          0.96%       0.92%            1.03%           0.95%            0.99%
          0.96%       0.92%            1.01%           0.97%            1.02%
            96%         76%             100%             56%              64%
      $425,266    $438,054         $358,423        $320,099         $274,975




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                    CLASS R1
                            -------------------------------------------------------
                                                                         JANUARY 2,
                                                                           2004**
                                                                          THROUGH
                                     YEAR ENDED OCTOBER 31,             OCTOBER 31,

                            -------------------------------------------------------
                              2008       2007       2006       2005         2004
Net asset value at
  beginning of period       $ 41.69    $ 38.78    $ 35.19    $ 32.13       $30.38
                            -------    -------    -------    -------       ------
Net investment income
  (loss) (a)                   0.42       0.42       0.19       0.16(b)      0.05
Net realized and
  unrealized gain (loss)
  on investments             (14.03)      5.71       5.57       4.21         1.70
Net realized and
  unrealized loss on
  foreign currency
  transactions                (0.00)++      --         --         --           --
                            -------    -------    -------    -------       ------
Total from investment
  operations                 (13.61)      6.13       5.76       4.37         1.75
                            -------    -------    -------    -------       ------
Less dividends and
  distributions:
  From net investment
     income                   (0.30)     (0.16)     (0.04)        --           --
  From net realized gain
     on investments           (4.55)     (3.06)     (2.13)     (1.31)          --
                            -------    -------    -------    -------       ------
Total dividends and
  distributions               (4.85)     (3.22)     (2.17)     (1.31)          --
                            -------    -------    -------    -------       ------
Net asset value at end of
  period                    $ 23.23    $ 41.69    $ 38.78    $ 35.19       $32.13
                            =======    =======    =======    =======       ======
Total investment return
  (c)(d)                     (36.67%)    16.89%     17.08%     13.84%        5.76%(e)
Ratios (to average net
  assets)/
  Supplemental Data:
  Net investment income
     (loss)                    1.24%      1.08%      0.51%      0.59%(b)     0.21%++
  Net expenses                 1.01%      1.02%      1.13%      1.05%        1.09%++
  Expenses (before
     reimbursement)            1.01%      1.02%      1.11%      1.07%        1.12%++
Portfolio turnover rate          96%        76%       100%        56%          64%
Net assets at end of
  period (in 000's)         $   232    $12,424    $15,583    $13,379       $   34




                                           CLASS R3
                            -------------------------------------
                                                       APRIL 28,
                                                         2006**
                             YEAR ENDED OCTOBER         THROUGH
                                     31,              OCTOBER 31,

                            -------------------------------------
                              2008         2007           2006
Net asset value at
  beginning of period       $ 41.31       $38.49         $37.46
                            -------       ------         ------
Net investment income
  (loss) (a)                   0.19         0.17          (0.02)
Net realized and
  unrealized gain (loss)
  on investments             (13.82)        5.73           1.05
Net realized and
  unrealized loss on
  foreign currency
  transactions                (0.00)++        --             --
                            -------       ------         ------
Total from investment
  operations                 (13.63)        5.90           1.03
                            -------       ------         ------
Less dividends and
  distributions:
  From net investment
     income                   (0.16)       (0.02)            --
  From net realized gain
     on investments           (4.55)       (3.06)            --
                            -------       ------         ------
Total dividends and
  distributions               (4.71)       (3.08)            --
                            -------       ------         ------
Net asset value at end of
  period                    $ 22.97       $41.31         $38.49
                            =======       ======         ======
Total investment return
  (c)(d)                     (36.96%)      16.37%          2.75% (e)
Ratios (to average
  net assets)/
  Supplemental Data:
  Net investment income
     (loss)                    0.61%        0.42%         (0.10%)++
  Net expenses                 1.56%        1.52%          1.72% ++
  Expenses (before
     reimbursement)            1.56%        1.52%          1.73% ++
Portfolio turnover rate          96%          76%           100%
Net assets at end of
  period (in 000's)         $   310       $  256         $   10




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income (loss) and the ratio of net investment income (loss)
     includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)  Total return is not annualized.





24    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            CLASS R2
      ----------------------------------------------------
                                                JANUARY 2,
                                                  2004**
                                                 THROUGH
           YEAR ENDED OCTOBER 31,              OCTOBER 31,

      ----------------------------------------------------
        2008      2007      2006      2005         2004
      $ 41.40    $38.54    $35.03    $32.07       $30.38
      -------    ------    ------    ------       ------
         0.28      0.32      0.07      0.07(b)     (0.01)
       (13.86)     5.68      5.57      4.20         1.70

        (0.00)++     --        --        --           --
      -------    ------    ------    ------       ------
       (13.58)     6.00      5.64      4.27         1.69
      -------    ------    ------    ------       ------

        (0.21)    (0.08)       --        --           --
        (4.55)     3.06     (2.13)    (1.31)          --
      -------    ------    ------    ------       ------
        (4.76)    (3.14)    (2.13)    (1.31)          --
      -------    ------    ------    ------       ------
      $ 23.06    $41.40    $38.54    $35.03       $32.07
      =======    ======    ======    ======       ======
       (36.78%)   16.61%    16.80%    13.54%        5.56%(e)

         0.89%     0.81%     0.17%     0.34%(b)    (0.04%)++
         1.30%     1.27%     1.38%     1.30%        1.34%++
         1.30%     1.27%     1.36%     1.32%        1.37%++
           96%       76%      100%       56%          64%
      $ 6,427    $8,560    $5,806    $2,122       $    4




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay MAP Fund (the "Fund"), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced on June 9, 1999. Class R1 shares and Class R2 shares commenced on January 2, 2004. Class R3 shares commenced on April 28, 2006. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a


26    MainStay MAP Fund
security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3(A), reflect the security's market value; and
(vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund held securities with a value of $358,351 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3 (A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


                                                   mainstayinvestments.com    27

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Markston International LLC and Institutional Capital LLC (the "Subadvisors"), each registered investment advisers, act as subadvisors to the Fund and manage a portion of the Fund's assets, as designated by NYLIM from time to time, subject to the oversight of NYLIM. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund's assets. Pursuant to the terms of Amended and Restated Subadvisory Agreements ("Subadvisory Agreements"), between NYLIM and the Subadvisors, NYLIM pays for the services of the Subadvisors.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.75% on assets up to $1.0 billion and 0.70% on assets in excess of $1.0 billion.

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net


28    MainStay MAP Fund
assets: Investor Class, 1.45%; Class A, 1.19%; Class B, 2.20%; Class C, 2.20%; Class I, 0.98%; Class R1, 1.08%; Class R2, 1.33% and Class R3, 1.58%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $11,655,365 and waived its fees in the amount of $120,535.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

    OCTOBER 31,
       2011                                        TOTAL
     $120,535                                    $120,535
--------------------------------------------------------------



Between August 1, 2007 to April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.35%; Class B, 2.10%; Class C, 2.10%; Class I, 0.98%; Class R1, 1.08%; Class R2, 1.33% and
Class R3, 1.58%.

Effective August 1, 2008, the monthly fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $142,461 for the period from November 1, 2007 to July 31, 2008.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class, Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution and service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $36,370 and $121,334, respectively, for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $100, $2,843, $407,547 and $34,559, respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's

                                                   mainstayinvestments.com    29
transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $3,397,190.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                       $       242     0.0%++
--------------------------------------------------------
Class C                               116     0.0 ++
--------------------------------------------------------
Class I                        51,640,229    12.1
--------------------------------------------------------
Class R1                            1,044     0.4
--------------------------------------------------------
Class R2                            1,032     0.0 ++
--------------------------------------------------------
Class R3                            7,535     2.4
--------------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $57,242.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

                   ACCUMULATED
                     CAPITAL           OTHER          UNREALIZED         TOTAL
    ORDINARY        AND OTHER        TEMPORARY       APPRECIATION     ACCUMULATED
     INCOME        GAIN (LOSS)      DIFFERENCES     (DEPRECIATION)    GAIN (LOSS)
  $10,781,818     $(104,967,197)        $--         $(303,599,448)   $(397,784,827)
-----------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals and Real Estate Investment Trust (REIT) basis adjustments.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

       ACCUMULATED         ACCUMULATED
    UNDISTRIBUTED          NET REALIZED             ADDITIONAL
    NET INVESTMENT        GAIN (LOSS) ON              PAID-IN
     INCOME (LOSS)          INVESTMENTS               CAPITAL
    $(128,106)               $128,107                   $(1)
------------------------------------------------------------------



The reclassifications for the Fund are primarily due to foreign currency gain
(loss) distribution redesignation and prior year adjustments, return at capital distribution and capital gain distribution from Real Estate Investment Trust
(REIT).

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $104,967,197 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                               CAPITAL LOSS
    CAPITAL LOSS                                  AMOUNTS
 AVAILABLE THROUGH                                (000'S)
       2016                                      $104,967
--------------------------------------------------------------



The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                    2008           2007
Distributions paid from:
  Ordinary Income           $110,629,307   $ 32,717,761
  Long-Term Capital Gains    101,272,618     92,528,306
-------------------------------------------------------
                            $211,901,925   $125,246,067
-------------------------------------------------------



NOTE 5--FOREIGN CURRENCY TRANSACTIONS:

As of October 31, 2008, the Fund held the following foreign currency:

                       CURRENCY    COST   VALUE
Euro             EUR      53        $67     $68
-----------------------------------------------



NOTE 6--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.



30    MainStay MAP Fund

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fees was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were $1,577,892 and $1,458,103, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                  SHARES         AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                     897,296   $ 29,561,418
Shares redeemed                (482,117)   (14,451,525)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                    415,179     15,109,893
Shares converted into
  Investor Class (See Note
  1)                          2,954,573     94,098,927
Shares converted from
  Investor Class (See Note
  1)                           (213,479)    (6,263,283)
                              ------------------------
Net increase                  3,156,273   $102,945,537
                              ========================




(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                    2,976,260   $  96,954,579
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,867,434      66,146,501
Shares redeemed               (5,678,084)   (179,833,104)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                    (834,390)    (16,732,024)
Shares converted into Class
  A (See Note 1)                 626,064      19,786,342
Shares converted from Class
  A (See Note 1)              (2,771,181)    (88,305,403)
                              --------------------------
Net decrease                  (2,979,507)  $ (85,251,085)
                              ==========================
Year ended October 31, 2007:
Shares sold                    4,359,405   $ 169,214,898
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,024,909      37,603,750
Shares redeemed               (3,775,750)   (146,593,571)
                              --------------------------
Net increase in shares
  outstanding before
  conversion                   1,608,564      60,225,077
Shares converted from Class
  B (See Note 1)                 426,682      16,642,541
                              --------------------------
Net increase                   2,035,246   $  76,867,618
                              ==========================




 CLASS B                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                      888,786   $ 26,763,964
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,200,918     39,522,170
Shares redeemed               (2,354,379)   (68,981,699)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (264,675)    (2,696,565)
Shares converted from Class
  B (See Note 1)                (641,021)   (19,316,583)
                              -------------------------
Net decrease                    (905,696)  $(22,012,148)
                              =========================
Year ended October 31, 2007:
Shares sold                    1,759,164   $ 48,661,701
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              771,747     26,648,460
Shares redeemed               (2,040,281)   (59,264,672)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     490,630     16,045,489
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (453,852)   (16,642,541)
                              -------------------------
Net increase (decrease)           36,778   $   (597,052)
                              =========================





                                                   mainstayinvestments.com    31

 CLASS C                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                    1,335,542   $ 41,010,006
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              835,379     27,492,349
Shares redeemed               (2,352,365)   (67,939,051)
                              -------------------------
Net increase (decrease)         (181,444)  $    563,304
                              =========================
Year ended October 31, 2007:
Shares sold                    2,471,505   $ 90,127,177
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              460,408     15,897,904
Shares redeemed               (1,115,603)   (40,777,745)
                              -------------------------
Net increase                   1,816,310   $ 65,247,336
                              =========================




 CLASS I                          SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                    9,737,786   $ 322,047,346
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,424,327      51,472,172
Shares redeemed               (3,468,738)   (110,296,295)
                              --------------------------
Net increase                   7,693,375   $ 263,223,223
                              ==========================
Year ended October 31, 2007:
Shares sold                    2,817,298   $ 111,404,594
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              783,321      29,245,181
Shares redeemed               (2,358,410)    (93,512,499)
                              --------------------------
Net increase                   1,242,209   $  47,137,276
                              ==========================




 CLASS R1                       SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                     14,598   $    491,633
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             40,802      1,456,918
Shares redeemed               (343,416)   (11,396,682)
                              -----------------------
Net decrease                  (288,016)  $ (9,448,131)
                              =======================
Year ended October 31, 2007:
Shares sold                     85,769   $  3,315,759
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             35,541      1,313,386
Shares redeemed               (225,108)    (8,834,316)
                              -----------------------
Net decrease                  (103,798)  $ (4,205,171)
                              =======================




 CLASS R2                       SHARES        AMOUNT
Year ended October 31, 2008:
Shares sold                    130,220   $ 4,181,464
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             28,015       992,636
Shares redeemed                (86,259)   (2,636,049)
                              ----------------------
Net increase                    71,976   $ 2,538,051
                              ======================
Year ended October 31, 2007:
Shares sold                    190,984   $ 7,511,407
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             12,963       475,633
Shares redeemed               (147,813)   (5,714,273)
                              ----------------------
Net increase                    56,134   $ 2,272,767
                              ======================




 CLASS R3                     SHARES     AMOUNT
Year ended October 31, 2008:
Shares sold                    7,519   $245,771
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              846     29,906
Shares redeemed               (1,055)   (35,376)
                              -----------------
Net increase                   7,310   $240,301
                              =================
Year ended October 31, 2007:
Shares sold                    6,289   $248,226
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               22        823
Shares redeemed                 (393)   (15,569)
                              -----------------
Net increase                   5,918   $233,480
                              =================






32    MainStay MAP Fund

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay MAP Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay MAP Fund of The MainStay Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008



34    MainStay MAP Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay MAP Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM, its affiliates and Markston International LLC ("Markston"), a subadviser to the Fund, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM, Markston and Institutional Capital LLC ("Institutional Capital"), an affiliate of NYLIM that also serves as a subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM, its affiliates and Markston from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM, INSTITUTIONAL CAPITAL AND MARKSTON

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing Institutional Capital, Markston and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing the subadvisers' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing

                                                   mainstayinvestments.com    35
management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that Institutional Capital and Markston provide to the Fund. The Board evaluated each subadviser's experience in serving as subadviser to the Fund, noting that each subadviser serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined each subadviser's track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at each subadviser, and each subadviser's overall legal and compliance environment. The Board also reviewed each subadviser's willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and each subadviser's method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of each subadviser's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM, Institutional Capital and Markston concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM, ITS AFFILIATES AND MARKSTON

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because Institutional Capital's and Markston's subadvisory fees for advising the Fund are paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and the subadvisers in the aggregate.

In evaluating the costs and profits of NYLIM, its affiliates and Markston due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying each subadviser's subadvisory fee. The Board acknowledged that NYLIM and each subadviser must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM, its affiliates and Markston due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM, its affiliates and Markston due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. For Markston, which is a subadviser not affiliated with NYLIM, the Board focused primarily on the profitability of the relationship among NYLIM, its affiliates and the Funds. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability


36    MainStay MAP Fund
methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM, its affiliates and Markston due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM, Institutional Capital and Markston from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM, Institutional Capital and Markston in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM, its affiliates and Markston as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM, its affiliates and Markston under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM, its affiliates and Markston due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because Institutional Capital' and Markston's subadvisory fees for advising the Fund are paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM, Institutional Capital and Markston on the fees that NYLIM, Institutional Capital and Markston charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's, Institutional Capital's and Markston's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM, Institutional Capital and Markston to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

The Board considered that while the Fund's management fee and total expenses were higher than peer funds identified by Strategic Insight, NYLIM bears additional costs associated with managing multiple subadvisers for this Fund. The Board further considered that the Fund's net investment performance is measurably higher than peer funds even after accounting for the Fund's fees and expenses.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreements for one year.


                                                   mainstayinvestments.com    37

FEDERAL INCOME TAX INFORMATION (UNAUDITED)



The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $101,272,618.


For the fiscal year ended October 31, 2008, the Fund designates approximately $31,073,997 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.


The dividends paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 0.4% to arrive at the amount eligible for qualified interest income and 21.5% for the corporate dividends received deduction.


In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD



A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.


The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE



The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).





38    MainStay MAP Fund

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST                                        COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Trustee since   Managers and President and                   since September 2008 (3
9/24/60    September       Chief Executive Officer                      funds); Director, Eclipse
           2008            (since April 2008) of New                    Funds Inc. since September
                           York Life Investment                         2008, (22 funds); Director,
                           Management LLC and New York                  ICAP Funds, Inc., since
                           Life Investment Management                   September 2008 (4 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                   mainstayinvestments.com    39

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Trustee since   Capital Management;                         since 2007 (3 funds);
JR.        2007            President--Shields/Alli-                    Director, Eclipse Funds
11/16/46                   ance, Alliance Capital                      Inc. since 2007 (22
                           Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------






40    MainStay MAP Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.



           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    41

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------






42    MainStay MAP Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A014630         (RECYCLE LOGO)            MS308-08           MSMP11-12/08
                                                                          30

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 PRINCIPAL PRESERVATION FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 PRINCIPAL PRESERVATION FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    8
---------------------------------------------

PORTFOLIO OF INVESTMENTS                    9
---------------------------------------------

FINANCIAL STATEMENTS                       11
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              15
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            20
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  21
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             25
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        25
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       25
---------------------------------------------

TRUSTEES AND OFFICERS                      26

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. NOTWITHSTANDING THE PRECEDING STATEMENT, SHAREHOLDERS OF THE FUND TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR UP TO THE NUMBER OF SHARES THAT THEY HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS, AS DISCUSSED IN NOTE 7.


CLASS I SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS                YEAR    YEARS    YEARS
---------------------------------------------------
                            2.94%     3.26%    3.47%

7-DAY CURRENT YIELD: 2.11%




                                                            (PERFORMANCE GRAPH)




 BENCHMARK PERFORMANCE                                 ONE     FIVE     TEN
                                                      YEAR    YEARS    YEARS
----------------------------------------------------------------------------------
Lipper Institutional Money Market Funds(3) Average    3.01%    3.17%    3.40%
Lipper Money Market Funds(3) Average                  2.54     2.70     2.95



1. On November 11, 2007, McMorgan Principal Preservation Fund was reorganized into MainStay Principal Preservation Fund Class I shares. Prior to November 11, 2007, performance for MainStay Principal Preservation Fund Class I shares includes the historical performance of the McMorgan Class shares of the McMorgan Principal Preservation Fund.

   Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000. Class I shares are sold with no initial sales charge or contingent deferred sales charge and have no annual 12b-1 fees and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. As of October 31, 2008, MainStay Principal Preservation Fund had an effective 7-day yield of 2.13% for Class I shares. The 7-day current yield was 2.11% for Class I shares. These yields reflect certain fee waivers and/or expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been 1.94% for Class I shares and the 7-day current yield would have been 1.92% for Class I shares. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The current yield reflects the Fund's earnings better than the Fund's total return.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.



                                                    mainstayinvestments.com    5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY PRINCIPAL PRESERVATION FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
CLASS I SHARES                 $1,000.00       $1,011.10        $1.57          $1,023.60         $1.58
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's Class I annualized expense ratio (0.31%) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.






6    MainStay Principal Preservation Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Federal Agencies                                81.50
Commercial Paper                                 7.80
Corporate Bonds                                  6.50
Medium-Term Notes                                4.00
Cash and Other Assets, Less Liabilities          0.20
Repurchase Agreement                             0.00





++ Less than one-tenth of a percent.

See Portfolio of Investments on page 9 for specific holdings within these categories.


                                                    mainstayinvestments.com    7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER DAVID BADER OF MCMORGAN & COMPANY LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY PRINCIPAL PRESERVATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12-MONTH REPORTING PERIOD ENDED OCTOBER 31, 2008?

For the seven-day period ended October 31, 2008, MainStay Principal Preservation Fund Class I shares provided a current yield of 2.11% and an effective yield of 2.13%. For the 12 months ended October 31, 2008, MainStay Principal Preservation Fund Class I shares returned 2.94%. The Fund underperformed the 3.01% return of the average Lipper(1) institutional money market fund and outperformed the 2.54% return of the average Lipper money market fund for the 12 months ended October 31, 2008.

WHAT KEY FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Declining asset values, weakening economic data, contracting credit availability and growing concerns of systemic financial collapse were the most significant factors affecting the money markets during the 12-month reporting period. The ensuing credit crunch increased spreads(2) for commercial paper issues, particularly for asset-backed programs. Issuance of asset-backed commercial paper and debt from structured investment vehicles was particularly constrained.

In response to the deteriorating economic environment, the Federal Open Market Committee (FOMC) cut the targeted federal funds rate during the 12-month reporting period from 4.5% to 1.0%, as the Federal Reserve sought to curtail rapidly declining growth and contain systemic risk in the face of periodic rises in inflation expectations. In addition, the Federal Reserve, in coordination with other central banks around the world, utilized several means to inject unprecedented amounts of liquidity into the credit markets. The Federal Reserve also supported important financial institutions through capital stock purchases and guaranteed short-term bank-debt issuance. The Federal Reserve also introduced facilities to purchase distressed financial assets and purchase high-quality, direct-issued commercial paper.

The Fund generally performed in-line with its institutional money market fund peers, as preservation of capital became an increasingly important aspect of the Fund's investment objective. In the interests of capital preservation, we reduced the Fund's exposure to corporate credit as issues matured and we increased the Fund's allocation to government-sponsored agency discount notes. Throughout the period, the Fund had minimal or zero exposure to commercial paper issued by asset-backed conduits or structured investment vehicles.

HOW DID THE FUND'S DURATION AND YIELD CURVE STRATEGIES AFFECT THE FUND'S PERFORMANCE?

The Fund generally maintained a longer-than-neutral maturity profile to reflect the severity of the credit crunch and the potential for deeper interest-rate cuts by the FOMC than were priced into the market. The Fund opportunistically extended its maturity profile at various times in the second and third quarters of 2008 when money market yields rose above our inflation expectations. The Fund's higher skew in average days to maturity had a modest but positive impact on performance.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2008, the Fund held a significant allocation to government-sponsored agency discount notes across the maturity spectrum. The Fund also held corporate commercial paper of the highest quality with less than 60 days to maturity. At the end of the reporting period, the Fund had no exposure to commercial paper issued by asset-backed conduits or structured investment vehicles.


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. NOTWITHSTANDING THE PRECEDING STATEMENT, FUND SHAREHOLDERS WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS THAT THEY HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS, AS DISCUSSED IN
NOTE 7.

The Fund's yield typically fluctuates with changes in short-term interest rates. Not all U.S. government securities are insured or guaranteed by the U.S. government--some are backed only by the issuing agency, which must rely on its own resources to repay the debt.
1. See footnote on page 5 for more information on Lipper Inc.
2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


8    MainStay Principal Preservation Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008



                                       PRINCIPAL       AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS 99.8%+
----------------------------------------------------------------

COMMERCIAL PAPER 7.8%
Brown-Forman Corp.
  2.45%, due 11/10/08 (a)(b)         $ 3,500,000   $   3,497,856
Coca-Cola Enterprises
  1.30%, due 11/17/08 (a)(b)           3,800,000       3,794,911
FPL Group Capital, Inc.
  1.651%, due 11/14/08 (a)(b)          1,000,000         998,556
General Electric Capital
  Corp.
  2.66%, due 1/9/09 (a)                2,700,000       2,686,234
Hewlett-Packard Co.
  1.00%, due 11/3/08 (a)(b)            1,680,000       1,679,692
Private Export Funding Corp.
  2.28%, due 11/5/08 (a)(b)            1,200,000       1,199,696
Toyota Motor Credit Corp.
  2.53%, due 11/3/08 (a)               1,600,000       1,599,775
                                                   -------------
                                                      15,456,720
                                                   -------------

CORPORATE BONDS 6.5%
Amgen, Inc.
  2.889%, due 11/28/08 (c)             4,000,000       3,999,464
Fleet National Bank
  5.75%, due 1/15/09                     500,000         502,722
HBOS PLC
  2.477%, due 3/6/09 (b)(c)            2,000,000       1,999,958
Honeywell International, Inc.
  2.879%, due 3/13/09 (c)              1,400,000       1,399,466
Procter & Gamble Co.
  2.844%, due 9/9/09 (c)               2,000,000       2,000,000
Target Corp.
  5.875%, due 11/1/08                  2,000,000       2,000,000
Wells Fargo Financial, Inc.
  5.625%, due 2/3/09                   1,000,000       1,006,708
                                                   -------------
                                                      12,908,318
                                                   -------------

FEDERAL AGENCIES 81.5%
Federal Home Loan Bank
  4.75%, due 12/12/08                    500,000         501,185
  4.875%, due 11/19/08                   500,000         500,805
  5.25%, due 11/14/08                    500,000         501,575
  5.25%, due 12/24/08                  3,300,000       3,313,779
Federal Home Loan Bank
  (Discount Notes)
  1.305%, due 11/21/08 (a)             1,100,000       1,099,175
  1.593%, due 12/18/08 (a)             1,027,000       1,024,855
  1.709%, due 1/5/09 (a)               3,160,000       3,150,269
  1.958%, due 1/15/09 (a)                815,000         811,689
  2.344%, due 4/20/09 (a)              1,100,000       1,088,053
  2.47%, due 1/2/09 (a)                  775,000         771,703
  2.52%, due 11/19/08 (a)              2,150,000       2,147,291
  2.53%, due 1/7/09 (a)                1,655,000       1,647,207
  2.542%, due 5/12/09 (a)              1,378,000       1,359,318
  2.60%, due 4/14/09 (a)               3,000,000       2,964,467
  2.611%, due 1/7/09 (a)               1,330,000       1,323,564
  2.626%, due 12/10/08 (a)               780,000         777,761
  2.637%, due 4/13/09 (a)              4,700,000       4,644,954
  2.819%, due 4/6/09 (a)               7,000,000       6,914,490
  2.82%, due 4/6/09 (a)                1,265,000       1,249,542
  2.84%, due 2/25/09 (a)                 980,000         971,158
  2.842%, due 4/6/09 (a)               4,000,000       3,950,739
  2.952%, due 3/17/09 (a)              4,000,000       3,956,178
  3.134%, due 2/3/09 (a)               2,000,000       1,983,811
  3.135%, due 2/2/09 (a)               3,200,000       3,174,373
  3.367%, due 3/25/09 (a)              3,045,000       3,004,806
Federal Home Loan Mortgage
  Corporation
  3.875%, due 1/12/09                 15,000,000      15,029,700
Federal Home Loan Mortgage
  Corporation (Discount
  Notes)
  0.876%, due 11/5/08 (a)              1,535,000       1,534,812
  1.396%, due 11/17/08 (a)             3,800,000       3,797,511
  2.12%, due 3/16/09 (a)              10,000,000       9,902,388
  2.27%, due 3/30/09 (a)                 970,000         960,886
  2.27%, due 4/14/09 (a)               2,025,000       2,004,059
  2.42%, due 11/3/08 (a)               1,085,000       1,084,854
  2.467%, due 2/9/09 (a)               1,150,000       1,142,199
  2.48%, due 11/7/08 (a)               5,000,000       4,997,933
  2.512%, due 1/6/09 (a)               4,045,000       4,026,452
  2.513%, due 12/1/08 (a)                960,000         957,952
  2.54%, due 12/30/08 (a)              2,120,000       2,111,175
  2.603%, due 1/5/09 (a)               3,500,000       3,483,551
  2.64%, due 12/22/08 (a)              2,000,000       1,992,520
  2.722%, due 12/9/08 (a)              2,370,000       2,363,121
Federal National Mortgage
  Association
  3.85%, due 4/14/09                   2,000,000       2,007,080
  4.00%, due 1/26/09                   6,000,000       6,029,928
Federal National Mortgage
  Association (Discount
  Notes)
  0.803%, due 11/10/08 (a)             7,000,000       6,998,425
  1.126%, due 11/12/08 (a)             7,150,000       7,147,378
  1.139%, due 11/17/08 (a)             5,000,000       4,997,333
  1.169%, due 11/25/08 (a)             2,695,000       2,692,844
  1.391%, due 12/16/08 (a)             1,835,000       1,831,789
  1.433%, due 12/8/08 (a)              2,000,000       1,997,011
  2.087%, due 12/17/08 (a)             3,000,000       2,991,950
  2.222%, due 2/9/09 (a)               1,760,000       1,749,245
  2.246%, due 1/21/09 (a)              2,500,000       2,487,456
  2.48%, due 12/3/08 (a)               1,065,000       1,062,652
  2.485%, due 12/31/08 (a)             1,030,000       1,025,734
  2.56%, due 12/10/08 (a)                530,000         528,530


 +  Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.    mainstayinvestments.com 9

                                       PRINCIPAL       AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
FEDERAL AGENCIES (CONTINUED)
Federal National Mortgage Association
  (Discount Notes) (continued)
  2.588%, due 7/2/09 (a)             $   525,000   $     516,042
  2.65%, due 2/4/09 (a)                  570,000         566,014
  2.702%, due 6/15/09 (a)                380,000         373,702
  2.745%, due 5/1/09 (a)               2,390,000       2,357,015
  2.798%, due 1/8/09 (a)               1,125,000       1,119,369
  2.80%, due 2/11/09 (a)                 195,000         193,453
  2.848%, due 3/16/09 (a)              1,490,000       1,474,355
  2.888%, due 2/17/09 (a)              4,100,000       4,064,945
                                                   -------------
                                                     162,434,110
                                                   -------------


MEDIUM TERM NOTES 4.0%
Boeing Capital Corp.
  Series 1
  6.50%, due 11/17/08                  2,000,000       2,002,882
Caterpillar Financial
  Services Corp.
  Series F
  3.75%, due 5/15/09                   2,000,000       2,007,052
International Business
  Machines Corp.
  4.375%, due 6/1/09                   3,950,000       3,980,296
                                                   -------------
                                                       7,990,230
                                                   -------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $12,845 (Collateralized by
  a Federal Home Loan Bank
  Security with a rate of
  3.351% and a maturity date
  of 1/23/09, with a
  Principal Amount of $15,000
  and a Market Value of
  $15,000)                                12,845          12,845
                                                   -------------
                                                          12,845
                                                   -------------
Total Short-Term Investments
  (Amortized Cost
  $198,802,223) (d)                         99.8%    198,802,223
Cash and Other Assets,
  Less Liabilities                           0.2         482,003
                                           -----    ------------
Net Assets                                 100.0%  $ 199,284,226
                                           =====    ============






++   Less than one-tenth of a percent.
(a)  Interest rate presented is yield to
     maturity.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Floating rate.  Rate shown is the rate
     in effect at October 31, 2008.
(d)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.




The table below sets forth the diversification of the Principal Preservation Fund investments by industry.

INDUSTRY DIVERSIFICATION (UNAUDITED)


                                   AMORTIZED
                                        COST    PERCENT(+)
Banks                           $  2,502,680           1.3%
Beverages                          7,292,767           3.7
Biotechnology                      3,999,464           2.0
Computers                          5,659,988           2.8
Cosmetics & Personal Care          2,000,000           1.0
Diversified Financial Services     3,692,943           1.9
Electric                             998,556           0.5
Federal Agencies                 162,434,110          81.5
Finance--Auto Loans                1,599,775           0.8
Finance--Leasing Companies         2,002,882           1.0
Finance--Other Services            1,199,696           0.6
Finance--Commercial                2,007,051           1.0
Miscellaneous--Manufacturing       1,399,466           0.7
Repurchase Agreement                  12,845           0.0++
Retail                             2,000,000           1.0
                                ------------         -----
                                 198,802,223          99.8
Cash and Other Assets,
  Less Liabilities                   482,003           0.2
                                ------------         -----
Net Assets                      $199,284,226         100.0%
                                ============         =====





+    Percentages indicated are based on Fund
     net assets.
++   Less than one-tenth of a percent.





10    MainStay Principal Preservation Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (amortized cost $198,802,223)      $198,802,223
Receivables:
  Interest                                575,996
  Fund shares sold                         19,075
Prepaid insurance guarantee (See
  Note 7)                                  11,895
Other assets                               23,852
                                     ------------
     Total assets                     199,433,041
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                     50,656
  Professional fees                        29,247
  Shareholder communication                21,621
  Transfer agent (See Note 3)              17,024
  Custodian                                14,067
  Manager (See Note 3)                      8,871
  Trustees                                    554
Accrued expenses                            2,111
Dividend payable                            4,664
                                     ------------
     Total liabilities                    148,815
                                     ------------
Net assets                           $199,284,226
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $  1,992,967
Additional paid-in capital            197,286,524
                                     ------------
                                      199,279,491
Accumulated undistributed net
  investment income                         4,735
                                     ------------
Net assets                           $199,284,226
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $199,284,226
                                     ============
Shares of beneficial interest
  outstanding                         199,296,737
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 11

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                            $6,149,054
                                      ----------
EXPENSES:
  Manager (See Note 3)                   489,698
  Transfer agent (See Note 3)             82,514
  Professional fees                       55,543
  Recordkeeping (a)                       34,843
  Shareholder communication               24,067
  Custodian                               19,254
  Registration                            14,592
  Administration (See Note 3)              7,228
  Trustees                                 6,649
  Insurance guarantee (See Note 7)         6,444
  Miscellaneous                           13,052
                                      ----------
     Total expenses before waiver        753,884
  Expense waiver from Manager (See
     Note 3)                            (173,564)
                                      ----------
     Net expenses                        580,320
                                      ----------
Net investment income                  5,568,734
                                      ----------

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments         260,226
                                      ----------
Net increase in net assets resulting
  from
  operations                          $5,828,960
                                      ==========




(a) Effective August 1, 2008, the pricing and recordkeeping services fee is included in the Manager fee.



12    MainStay Principal Preservation Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS


                        YEAR ENDED   PERIOD ENDED    YEAR ENDED
                       OCTOBER 31,    OCTOBER 31,     JUNE 30,
                         2008 (A)      2007 (B)         2007
INCREASE IN NET ASSETS:
Operations:
 Net investment
  income              $   5,568,734  $  3,195,821  $   8,657,388
 Net realized gain
  (loss) on
  investments               260,226      (252,190)         1,618
 Net increase from
  payment by
  affiliate due to
  the disposal of
  investments
  purchased in
  violation of
  investment
  restrictions                   --            --             14
                      ------------------------------------------
 Net increase in
  net assets
  resulting from
  operations              5,828,960     2,943,631      8,659,020
                      ------------------------------------------

Dividends to shareholders:
 From net
  investment income      (5,571,288)   (3,196,423)    (8,657,388)
 Return of capital               --          (747)            --
                      ------------------------------------------
 Total dividends to
  shareholders           (5,571,288)   (3,197,170)    (8,657,388)
                      ------------------------------------------

Capital share transactions:
 Net proceeds from
  sale of shares      $ 376,550,447  $ 53,059,317  $ 174,955,166
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends               5,415,744     3,139,301      8,398,913
 Cost of shares
  redeemed             (381,611,693)  (39,352,577)  (148,042,375)
                      ------------------------------------------
    Increase in net
     assets derived
     from capital
     share
     transactions           354,498    16,846,041     35,311,704
                      ------------------------------------------
    Net increase in
     net assets             612,170    16,592,502     35,313,336

NET ASSETS:
Beginning of period     198,672,056   182,079,554    146,766,218
                      ------------------------------------------
End of period         $ 199,284,226  $198,672,056  $ 182,079,554
                      ==========================================
Accumulated
 undistributed net
 investment income
 at end of period     $       4,735  $         --  $          --
                      ==========================================




(a) Effective November 27, 2007, shareholders of the McMorgan Principal Preservation Fund Class McMorgan shares became owners of Class I shares of the MainStay Principal Preservation Fund. Additionally, the accounting and performance history of the McMorgan Principal Preservation Fund was redesignated as that of Class I shares of MainStay Principal Preservation Fund.
(b) The Fund changed its fiscal year end from June 30 to October 31.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 13

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                CLASS I
                            ------------------------------------------------------------------------------
                                              PERIOD
                             YEAR ENDED       ENDED
                            OCTOBER 31,    OCTOBER 31,                   YEAR ENDED JUNE 30,

                            ------------------------------------------------------------------------------
                              2008(A)        2007***        2007            2006        2005        2004
Net asset value at
  beginning of period         $   1.00       $   1.00     $   1.00        $   1.00    $   1.00    $   1.00
                              --------       --------     --------        --------    --------    --------
Net investment income             0.03           0.02         0.05            0.04        0.02        0.01
Net realized and
  unrealized gain (loss)
  on investments                  0.00 ++       (0.00)++      0.00 ++        (0.00)++       --        0.00 ++
                              --------       --------     --------        --------    --------    --------
Total from investment
  operations                      0.03           0.02         0.05            0.04        0.02        0.01
                              --------       --------     --------        --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                      (0.03)         (0.02)       (0.05)          (0.04)      (0.02)      (0.01)
  Return of capital                 --          (0.00)++        --              --          --          --
  From net realized gain
     on investments                 --             --           --              --       (0.00)++    (0.00)++
                              --------       --------     --------        --------    --------    --------
Total dividends and
  distributions                  (0.03)         (0.02)       (0.05)          (0.04)      (0.02)      (0.01)
                              --------       --------     --------        --------    --------    --------
Net asset value at end of
  period                      $   1.00       $   1.00     $   1.00        $   1.00    $   1.00    $   1.00
                              ========       ========     ========        ========    ========    ========
Total investment return           2.94%          1.69%(b)     5.20%(c)        4.01%       1.92%       0.87%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           2.91%          4.97%++      5.08%           3.93%       1.90%       0.86%
  Net expenses                    0.30%          0.30%++      0.30%           0.30%       0.30%       0.30%
  Expenses (before
     waiver/reimbursement)        0.39%          0.49%++      0.46%           0.50%       0.49%       0.46%
Net assets at end of
  period (in 000's)           $199,284       $198,672     $182,080        $146,766    $147,215    $133,382




***  The McMorgan Principal Preservation Fund changed its fiscal year end from June
     30 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Effective November 27, 2007, shareholders of the McMorgan Principal
     Preservation Fund Class McMorgan shares became owners of Class I shares of the
     MainStay Principal Preservation Fund. Additionally, the accounting and performance history of the McMorgan Principal Preservation Fund was redesignated as that of Class I shares of MainStay Principal Preservation
     Fund.
(b)  Total return is not annualized.
(c)  The loss resulting from a compliance violation did not have an effect on total return.





14    MainStay Principal Preservation Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Principal Preservation Fund (the "Fund"), a diversified fund.

The Fund currently offers one class of shares. Class I shares commenced on November 27, 2007. Class I shares are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge.

The Fund's investment objective is to maximize current income consistent with maintaining liquidity and preserving capital.

The financial statements of the Fund reflect the historical results of McMorgan Principal Preservation Fund, a series of McMorgan Funds (the "McMorgan Trust"), prior to its reorganization. (See Note 9). Upon the completion of the reorganization, the Class I shares of the Fund assumed the performance, financial and other historical information of the McMorgan Principal Preservation Fund.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is participating in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program the details of which are disclosed in Note 7.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. Dividends of net investment income are declared daily and the Fund pays them monthly and declares and pays distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the

                                                   mainstayinvestments.com    15
obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. McMorgan & Co. LLC ("McMorgan" or "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.25% of the Fund's average daily net assets.

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million.

Effective April 1, 2008, NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed 0.30% of the Fund's average daily net assets. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense. NYLIM has separately agreed that for a period of two years commencing November 27, 2007, NYLIM will, by waiving, assuming or reimbursing expenses, or otherwise, limit the expenses of Class I shares of the Fund so that the total ordinary operating expenses of Class I shares do not exceed the annual rate of 0.30% of the average daily net assets attributable to such Class I shares. From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund's prospectus. It may be revised or terminated by the Manager at any time without notice.

Prior to April 1, 2008, the limitation for Class I shares was the same as in the April 1, 2008 agreement.

For the period November 1, 2007 through November 27, 2007, McMorgan earned fees in the amount of $36,763 and waived fees in the amount of $16,533. For the period November 28, 2007 through October 31, 2008, NYLIM earned fees in the amount of $452,935 and waived fees in the amount of $157,031. NYLIM is not entitled to recoup reimbursements paid by McMorgan to the McMorgan Principal Preservation Fund.



16    MainStay Principal Preservation Fund

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

OCTOBER 31,
  2011(A)        TOTAL
  $157,031     $157,031




(a) The expense limitation agreement became effective in 2008 and the recoupments will start to expire in 2011.

Prior to the reorganization discussed in Note 9, the Fund had a different management agreement in place with McMorgan & Co. LLC, the manager of the predecessor fund.

Effective August 1, 2008, the monthly fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $34,843 for the period from November 28, 2007 through July 31, 2008. From November 1, 2007 to November 27, 2007, there was a different agreement in place with the McMorgan Trust and the fees for this period amounted to $281.

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund's prospectus. It may be revised or terminated by the Manager at any time without notice.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the period November 1, 2007 through November 27, 2007, amounted to $2,575 paid by the McMorgan Principal Preservation Fund and for the period November 28, 2007, through October 31, 2008, amounted to $79,939 paid by the Fund.

(C) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the period November 28, 2007, through October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $6,766.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

               ACCUMULATED          OTHER         UNREALIZED         TOTAL
ORDINARY    CAPITAL AND OTHER     TEMPORARY      APPRECIATION     ACCUMULATED
 INCOME        GAIN (LOSS)       DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
 $9,399            $--             $(4,664)           $--            $4,735




The other temporary differences are primarily due to distribution payable.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

  ACCUMULATED       ACCUMULATED
 UNDISTRIBUTED     NET REALIZED
NET INVESTMENT    GAIN (LOSS) ON       ADDITIONAL
 INCOME (LOSS)      INVESTMENTS     PAID-IN CAPITAL
    $7,289            $(8,036)            $747




The reclassifications for the Fund are primarily due to distribution redesignations.

The Fund utilized $252,190 of capital loss carryforwards during the year ended October 31, 2008.

The tax character of distributions paid during the periods ended October 31, 2008, October 31, 2007 and June 30,

                                                   mainstayinvestments.com    17

2007 shown in the Statement of Changes in Net Assets, was as follows:

                     OCTOBER 31,   OCTOBER 31,     JUNE 30,
                            2008          2007         2007
Distributions paid
  from:
  Ordinary Income     $5,571,288    $3,196,423   $8,657,388
  Return of Capital           --           747           --
-----------------------------------------------------------
                      $5,571,288    $3,197,170   $8,657,388
-----------------------------------------------------------



NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--CAPITAL SHARE TRANSACTIONS:

 CLASS I                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                  376,550,447   $ 376,550,447
Shares issued to
  shareholders in
  reinvestment of
  dividends                    5,415,744       5,415,744
Shares redeemed             (381,611,693)   (381,611,693)
                            ----------------------------
Net increase                     354,498   $     354,498
                            ============================
MCMORGAN CLASS
Four months ended October
  31, 2007:
Shares sold                   53,059,317   $  53,059,317
Shares issued to
  shareholders in
  reinvestment of
  dividends                    3,139,302       3,139,301
Shares redeemed              (39,352,577)    (39,352,577)
                            ----------------------------
Net increase                  16,846,042   $  16,846,041
                            ============================
Year ended June 30, 2007:
Shares sold                  174,955,166   $ 174,955,166
Shares issued to
  shareholders in
  reinvestment of
  dividends                    8,398,622       8,398,913
Shares redeemed             (148,042,375)   (148,042,375)
                            ----------------------------
Net increase                  35,311,413   $  35,311,704
                            ============================



NOTE 7--MONEY MARKET GUARANTEE PROGRAM

At a meeting held on October 3, 2008, the Fund's Board of Trustees approved the Fund's participation in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program seeks to guarantee the net asset value of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an investor in the Fund as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Fund liquidates and the per share value at the time of liquidation is less than $1 per share. Initially, the Program ran through December 18, 2008. On November 24, 2008, the Treasury Department announced that it would extend the Program through at least April 30, 2009. At a meeting held on December 3, 2008, the Fund's Board of Trustees approved the Fund's continued participation in this extension of the Program.

The Program applies only to shareholders of record of the Fund on September 19, 2008. The number of shares covered by the program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program. Any increase in the number of shares a shareholder holds in the Fund after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with the Fund or a broker-dealer, any future investment in the Fund will not be guaranteed. It is possible that eligible shareholders would not receive $1.00 per share in the event that a guarantee payment is triggered under the Program if claims made by the Fund and any other participating money market funds exceed the amount of funds available under the Program.

If, during the time the Program is in effect, a shareholder transfers his or her Fund account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm.

Participation in the initial three months of the Program required a payment to the U.S. Department of the Treasury in the amount of 0.01% based on the net asset value of the Fund as of September 19, 2008. Under the extension offered by the U.S. Treasury on November 24, 2008, the guarantee remains in effect through April 30, 2009 for an additional payment of 0.015% based upon the net asset value of the Fund as of September 19, 2008. This expense is borne by the Fund without regard to any expense limitation currently in effect for the Fund.

More information about the Program is available at http://www.ustreas.gov.

NOTE 8--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for


18    MainStay Principal Preservation Fund
fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 9-- REORGANIZATION:

Shareholders of McMorgan Principal Preservation Fund approved an agreement and a plan of reorganization on November 20, 2007, where the Class I shares of the Fund would acquire the assets, including the investments, and assume the identified liabilities of McMorgan Principal Preservation Fund, a series of the McMorgan Trust. This reorganization was completed on November 27, 2007. The aggregate net assets of the Fund immediately before the acquisition were $0 and the combined net assets after the acquisition was $201,501,727.


The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES          VALUE
McMorgan Principal
  Preservation Fund Class
  McMorgan                   201,501,727   $201,501,727
-------------------------------------------------------



In exchange for the McMorgan Principal Preservation Fund shares and net assets, the Fund issued 210,501,727 of Class I shares.

McMorgan Principal Preservation Fund net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, accumulated net realized loss and undistributed net investment income.

                                               ACCUMULATED   UNDISTRIBUTED
                     TOTAL NET       CAPITAL  NET REALIZED  NET INVESTMENT
                        ASSETS       PAID-IN          LOSS          INCOME
McMorgan
  Principal
  Preservation
  Fund            $201,501,727  $201,753,564     $(253,186)         $1,349
--------------------------------------------------------------------------





                                                   mainstayinvestments.com    19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Principal Preservation Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets and the financial highlights for each of the years or periods presented through October 31, 2007, were audited by other auditors, whose report dated December 14, 2007, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Principal Preservation Fund of The MainStay Funds as of October 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008



20    MainStay Principal Preservation Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay Principal Preservation Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and McMorgan & Company LLC ("McMorgan"), a wholly-owned subsidiary of New York Life Insurance Company, an affiliate of NYLIM, that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in the prior year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MCMORGAN

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing McMorgan and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing McMorgan's compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New

                                                   mainstayinvestments.com    21

York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that McMorgan provides to the Fund. The Board evaluated McMorgan's experience in serving as subadviser to the Fund, noting that McMorgan serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined McMorgan's track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at McMorgan, and McMorgan's overall legal and compliance environment. The Board also reviewed McMorgan's willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and McMorgan's method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of McMorgan's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and McMorgan concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that McMorgan had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because McMorgan is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and McMorgan in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying McMorgan's subadvisory fee. The Board acknowledged that NYLIM and McMorgan must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that


22    MainStay Principal Preservation Fund

NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and McMorgan from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and McMorgan in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because McMorgan is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and McMorgan on the fees that NYLIM and McMorgan charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and McMorgan's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and McMorgan to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses,

                                                   mainstayinvestments.com    23
the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreements for one year.





24    MainStay Principal Preservation Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 100.0% to arrive at the amount eligible for qualified interest income.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE



The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                                                   mainstayinvestments.com    25

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST                                        COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Trustee since   Managers and President and                   since September 2008 (3
9/24/60    September       Chief Executive Officer                      funds); Director, Eclipse
           2008            (since April 2008) of New                    Funds Inc. since September
                           York Life Investment                         2008, (22 funds); Director,
                           Management LLC and New York                  ICAP Funds, Inc., since
                           Life Investment Management                   September 2008 (4 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."



26    MainStay Principal Preservation Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Trustee since   Capital Management;                         since 2007 (3 funds);
JR.        2007            President--Shields/Alli-                    Director, Eclipse Funds
11/16/46                   ance, Alliance Capital                      Inc. since 2007 (22
                           Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    27

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.



           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------






28    MainStay Principal Preservation Fund

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    29

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO 14502    (RECYCLE LOGO)                        MS308-08   MSPP11-12/08
                                                                          D2

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INSTITUTIONAL BOND FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT

Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INSTITUTIONAL BOND FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    8
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------

FINANCIAL STATEMENTS                       15
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              19
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            25
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  26
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             30
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        30
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       30
---------------------------------------------

TRUSTEES AND OFFICERS                      31

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     ONE      FIVE     TEN
TOTAL RETURNS      YEAR    YEARS    YEARS
-----------------------------------------
                  (4.00%)   1.92%    3.78%




                                                            (PERFORMANCE GRAPH)




 BENCHMARK PERFORMANCE                                               ONE      FIVE     TEN
                                                                    YEAR     YEARS    YEARS
-------------------------------------------------------------------------------------------------
Barclays Capital Intermediate U.S. Government/Credit Index(2)       0.98 %    3.16%   4.83 %
Average Lipper short-intermediate investment grade debt fund(3)    (4.10)     1.45    3.61



1. On November 27, 2007, McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund were reorganized into MainStay Institutional Bond Fund Class I shares. Performance figures for Class I shares reflect the historical performance of the McMorgan Class shares of the McMorgan Intermediate Fixed Income Fund (a predecessor to the Fund, which was subject to a different fee structure, and for which McMorgan & Co. LLC served as investment advisor). Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower.
   Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Class I shares are sold with no initial sales charge or contingent deferred sales charge and have no annual 12b-1 fees and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Barclays Capital has recently completed its acquisition of Lehman Brothers' North American Investment Banking and Capital Markets businesses and, as part of the transaction, has changed the name of the index from "Lehman Brothers(R)" to "Barclays Capital." The Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged index that consists of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds with less than 10 years to maturity. Results assume reinvestment of all income and capital gains. The Barclays Capital Intermediate U.S. Government/Credit Index is considered to be the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.



                                                    mainstayinvestments.com    5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INSTITUTIONAL BOND FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
CLASS I SHARES                 $1,000.00        $932.10         $2.62          $1,022.40         $2.75
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's Class I annualized expense ratio (0.54%) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.






6    MainStay Institutional Bond Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2008

                        (PORTFOLIO COMPOSITION PIE CHART)


See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN ISSUERS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        5.50%-6.50%, due 9/1/33-3/1/38
    2.  Federal Home Loan Bank, 3.375%-3.625%,
        due 10/20/10-10/18/13
    3.  Federal National Mortgage Association,
        2.875%-5.00%, due 7/12/10-10/15/15
    4.  Federal Home Loan Mortgage Corporation,
        4.125%-5.50%, due 9/27/13-12/1/38
    5.  United States Treasury Notes,
        2.125%-3.50%,
        due 1/31/10-5/31/13
    6.  United States Treasury Inflation Indexed
        Bond, 1.375%, due 7/15/18
    7.  Freddie Mac (Collateralized Mortgage
        Obligations), 5.00%-6.00%, due
        8/15/28-4/15/31
    8.  Greenwich Capital Commercial Funding
        Corp., 5.224%-5.317%, due
        6/10/36-4/10/37
    9.  Citigroup, Inc., 5.00%-6.50%, due
        4/11/13-9/15/14
   10.  Chase Issuance Trust, 5.76%, due 5/15/15






                                                    mainstayinvestments.com    7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER ADAM BLANKMAN, CFA, OF MCMORGAN & COMPANY LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY INSTITUTIONAL BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

MainStay Institutional Bond Fund Class I shares returned -4.00% for the 12 months ended October 31, 2008. The Fund outperformed the -4.10% return of the average Lipper(1) short-intermediate investment-grade debt fund and underperformed the 0.98% return of the Barclays Capital Intermediate U.S. Government/Credit Index(2) for the 12 months ended October 31, 2008. The Barclays Capital Intermediate U.S. Government/Credit Index is the Fund's broad-based securities-market index.

WHAT KEY FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's underperformance of the Barclays Capital Intermediate U.S. Government/Credit Index was primarily due to the Fund's exposure to commercial mortgage-backed securities and select Alt-A residential mortgage-backed securities.(3) The Fund's commercial mortgage-backed securities and nonagency mortgage-backed security holdings were all rated AAA and possessed strong credit fundamentals. Nevertheless, some of these Fund holdings experienced significant spread(4) widening. This occurred as the credit crunch forced many leveraged investors to liquidate large positions of similar securities to meet margin calls. In addition, overweight exposure in select corporate bonds adversely affected the Fund's performance relative to the Barclays Capital Intermediate U.S. Government/Credit Index, particularly during the last three months of the reporting period.

HOW DID THE FUND'S DURATION STRATEGY AFFECT ITS PERFORMANCE?

During the reporting period, the Fund's duration was generally neutral to the Barclays Capital Intermediate U.S. Government/Credit Index and, as a result, had little impact on the Fund's relative performance.

DURING THE REPORTING PERIOD, HOW DID YOU POSITION THE FUND'S INVESTMENTS IN LIGHT OF THE TURMOIL IN THE FINANCIAL MARKETS?

Throughout the financial crisis, we remained diligent in applying our investment process, which focuses on the fundamental value of the securities we consider for the Fund. We determined that the Fund's commercial and residential mortgage-backed securities holdings had very strong credit fundamentals and that the risk of principal loss or credit downgrades was low. Accordingly, the Fund maintained an allocation to AAA-rated super-senior commercial mortgage-backed securities as they reached historically attractive spreads.

We also sought to capitalize on the government's explicit show of support for certain financial institutions that were believed to be vital to the stability of the overall financial system. For example, we took advantage of attractive yields on securities supported by the government-sponsored enterprises and the nation's largest banks, while reducing the Fund's emphasis on bonds from financial institutions that did not have a track record of receiving governmental support.


The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.
The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. Delayed delivery transactions create interest-rate risks for the Fund and also involve credit risks in the event of a counterparty default. The principal risk of forward commitments and when-issued securities is that the security may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The principal risks of "to be announced securities" transactions are increased credit risk and increased overall investment exposure.

1. See footnote on page 5 for more information on Lipper Inc.
2. See footnote on page 5 for more information on the Barclays Capital Intermediate U.S. Government/Credit Index.
3. Alt-A is a mortgage-risk classification between prime and subprime. Alt-A mortgages typically carry higher rates than prime mortgages, and they generally carry additional risk because of higher loan-to-value ratios, higher debt-to-equity ratios, or incomplete income documentation.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.


8    MainStay Institutional Bond Fund

WHAT OTHER FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The greatest-positive contributor to the Fund's relative performance came from our decision to maintain an underweight exposure to corporate bonds prior to April 2008. As previously noted, the most significant negative contribution to the Fund's performance came from exposure to commercial mortgage-backed securities and select residential mortgage-backed securities.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

In early November 2007, the Fund liquidated all of its holdings of Residential Capital bonds. This action was prompted by concerns about potential default risk given the company's weakening asset quality and deteriorating liquidity. The Fund's position in Residential Capital bonds had a negative impact on performance while the securities were held by the Fund.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

We actively managed the Fund throughout the reporting period. We increased the Fund's allocation to Treasury securities in November 2007 to reflect our view that Federal Open Market Committee moves would lower short-term interest rates enough to help combat the liquidity squeeze in the global capital markets. We reduced the Fund's allocation to corporate bonds, in particular financial credits, in November and December 2007. Our decision reflected heightened pressures on asset quality, capital and liquidity among market-sensitive issuers.

As the credit crunch persisted, we increased the Fund's exposure to commercial mortgage-backed securities in February 2008 to take advantage of significantly wider spreads in high-quality assets. We also increased the Fund's exposure to corporate bonds in early April 2008, based on historically attractive spreads and our expectation that the Federal Reserve's aggressive liquidity actions would eventually restore stability to the credit markets.

We reduced the Fund's allocation to Treasury securities in February and April 2008. The move was triggered by our belief that Treasury securities were not attractively valued and that financial conditions would begin to stabilize and provide more attractive opportunities in non-Treasury fixed-income sectors.

Finally, we lowered the Fund's exposure to certain commercial mortgage-backed securities in August and September 2008, as we anticipated more prolonged pressures on the commercial real estate market and adverse near-term supply/demand dynamics for these securities.



The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2008



                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS 97.4%+
ASSET-BACKED SECURITIES 1.9%
----------------------------------------------------------------

CREDIT CARDS 1.9%
V  Chase Issuance Trust
  Series 2008-A6, Class A
  5.76%, due 5/15/15 (a)             $ 6,100,000   $   5,107,467
                                                   -------------


HOME EQUITY 0.0%++
Credit-Based Asset Servicing
  and Securitization LLC
  Series 2006-CB4, Class AV1
  3.30%, due 5/25/36 (a)                   3,303           3,280
Morgan Stanley ABS Capital I
  Series 2006-HE5, Class A2A
  3.33%, due 8/25/36 (a)                   1,145           1,140
Ownit Mortgage Loan Asset
  Backed Certificates
  Series 2006-3, Class A2A
  3.32%, due 3/25/37 (a)                   5,099           5,068
                                                   -------------
                                                           9,488
                                                   -------------
Total Asset-Backed Securities
  (Cost $6,110,821)                                    5,116,955
                                                   -------------


CORPORATE BONDS 27.4%
----------------------------------------------------------------


AGRICULTURE 1.5%
Cargill, Inc.
  6.00%, due 11/27/17 (b)              1,935,000       1,556,661
Philip Morris International,
  Inc.
  5.65%, due 5/16/18                   2,825,000       2,416,660
                                                   -------------
                                                       3,973,321
                                                   -------------

AUTO PARTS & EQUIPMENT 0.6%
Johnson Controls, Inc.
  5.25%, due 1/15/11                   1,660,000       1,546,916
                                                   -------------


BANKS 1.7%
Bank of America Corp.
  5.42%, due 3/15/17                     970,000         737,261
  5.75%, due 8/15/16                     955,000         785,505
Bank One Corp.
  5.90%, due 11/15/11                  1,505,000       1,474,606
Capital One Financial Corp.
  6.15%, due 9/1/16                      675,000         409,427
Wells Fargo Bank N.A.
  4.75%, due 2/9/15                    1,330,000       1,170,645
                                                   -------------
                                                       4,577,444
                                                   -------------

BEVERAGES 1.2%
Bottling Group LLC
  6.95%, due 3/15/14                   1,945,000       1,987,773
Dr. Pepper Snapple Group,
  Inc.
  6.82%, due 5/1/18 (b)                1,405,000       1,230,115
                                                   -------------
                                                       3,217,888
                                                   -------------

COMMERCIAL SERVICES 0.0%++
Equifax, Inc.
  7.00%, due 7/1/37                        5,000           3,173
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 11.2%
American Express Co.
  7.00%, due 3/19/18                   1,325,000       1,020,669
Bear Stearns Cos., Inc. (The)
  5.30%, due 10/30/15                  1,500,000       1,277,350
  5.70%, due 11/15/14                  1,200,000       1,059,865
V  Citigroup, Inc.
  5.00%, due 9/15/14                   1,355,000       1,071,077
  5.50%, due 4/11/13                   3,585,000       3,279,307
  6.50%, due 8/19/13                     870,000         824,724
FIA Card Services N.A.
  7.125%, due 11/15/12 (b)               945,000         921,313
General Electric Capital
  Corp.
  4.625%, due 9/15/09                    125,000         124,650
Goldman Sachs Group, Inc.
  (The)
  6.15%, due 4/1/18                      805,000         666,856
HSBC Finance Corp.
  4.75%, due 5/15/09                     115,000         113,593
  6.375%, due 10/15/11                 1,505,000       1,387,872
  6.75%, due 5/15/11                     535,000         504,813
  7.00%, due 5/15/12                     285,000         266,590
International Lease Finance
  Corp.
  5.625%, due 9/20/13                  2,860,000       1,830,326
  5.75%, due 6/15/11                   1,480,000       1,014,109
  5.875%, due 5/1/13                     320,000         205,767
  6.375%, due 3/25/13                  1,380,000         902,452
Jefferies Group, Inc.
  5.50%, due 3/15/16                     800,000         614,185
  7.75%, due 3/15/12                     840,000         799,908
John Deere Capital Corp.
  4.90%, due 9/9/13                    2,900,000       2,656,322
  5.65%, due 7/25/11                   1,135,000       1,120,643
JPMorgan Chase & Co.
  5.125%, due 9/15/14                  2,140,000       1,904,741
Lehman Brothers Holdings,
  Inc.
  3.60%, due 3/13/09 (c)                  15,000           1,950
  5.625%, due 1/24/13 (c)              2,560,000         332,800


 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers, as of October 31, 2008, excluding short-term investments. May be subject to change daily.


10    MainStay Institutional Bond Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
MBNA Corp.
  7.50%, due 3/15/12                 $   240,000   $     237,716
Morgan Stanley
  4.75%, due 4/1/14                    1,495,000       1,063,298
National Rural Utilities
  Cooperative
  Finance Corp.
  5.75%, due 11/1/08                      80,000          80,000
  10.375%, due 11/1/18                 2,235,000       2,369,252
Textron Financial Corp.
  5.40%, due 4/28/13                   4,180,000       2,835,064
                                                   -------------
                                                      30,487,212
                                                   -------------

ELECTRIC 2.3%
FirstEnergy Corp.
  Series B
  6.45%, due 11/15/11                  1,680,000       1,582,540
MidAmerican Energy Holdings
  Co.
  5.875%, due 10/1/12                  2,590,000       2,452,220
  6.125%, due 4/1/36                       2,000           1,472
Nisource Finance Corp.
  6.40%, due 3/15/18                   1,725,000       1,250,068
Virginia Electric and Power
  Co.
  5.10%, due 11/30/12                  1,160,000       1,057,464
                                                   -------------
                                                       6,343,764
                                                   -------------


INSURANCE 2.4%
Assurant, Inc.
  5.625%, due 2/15/14                    615,000         560,438
Hartford Financial Services
  Group, Inc.
  6.00%, due 1/15/19                   1,200,000         832,093
MetLife, Inc.
  5.50%, due 6/15/14                   1,260,000       1,108,401
  6.125%, due 12/1/11                  1,520,000       1,472,228
Prudential Financial, Inc.
  4.50%, due 7/15/13                   1,185,000         973,891
St. Paul Travelers Cos., Inc.
  (The)
  6.25%, due 6/20/16                   1,830,000       1,651,374
                                                   -------------
                                                       6,598,425
                                                   -------------

MEDIA 1.4%
Comcast Cable Holdings LLC
  9.80%, due 2/1/12                    1,905,000       1,927,315
Cox Communications, Inc.
  6.75%, due 3/15/11                     864,000         840,192
  7.125%, due 10/1/12                    975,000         931,213
                                                   -------------
                                                       3,698,720
                                                   -------------

OIL & GAS 1.9%
Devon Financing Corp. LLC
  6.875%, due 9/30/11                    865,000         859,090
Devon OEI Operating, Inc.
  7.25%, due 10/1/11                     645,000         646,807
Enterprise Products
  Operating, L.P.
  6.30%, due 9/15/17                   1,660,000       1,356,617
Valero Energy Corp.
  6.125%, due 6/15/17                    800,000         658,774
XTO Energy, Inc.
  4.90%, due 2/1/14                    1,050,000         858,591
  6.25%, due 8/1/17                      898,000         756,358
                                                   -------------
                                                       5,136,237
                                                   -------------

PIPELINES 0.3%
Kinder Morgan Energy
  Partners, L.P.
  6.00%, due 2/1/17                      875,000         699,115
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 1.3%
ERP Operating, L.P.
  5.75%, due 6/15/17                     875,000         596,270
iStar Financial, Inc.
  Series B
  4.875%, due 1/15/09                     50,000          41,500
ProLogis
  5.50%, due 4/1/12                    2,300,000       1,493,767
Realty Income Corp.
  5.95%, due 9/15/16                   1,825,000       1,411,499
                                                   -------------
                                                       3,543,036
                                                   -------------

RETAIL 1.2%
Best Buy Co., Inc.
  6.75%, due 7/15/13 (b)               1,620,000       1,525,421
CVS Caremark Corp.
  5.75%, due 6/1/17                    2,275,000       1,836,044
                                                   -------------
                                                       3,361,465
                                                   -------------

TRANSPORTATION 0.4%
Burlington Northern Santa Fe
  5.65%, due 5/1/17                    1,155,000       1,010,714
                                                   -------------

Total Corporate Bonds
  (Cost $89,722,618)                                  74,197,430
                                                   -------------


MORTGAGE-BACKED SECURITIES 9.9%
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 9.9%
Bear Stearns Commercial
  Mortgage Securities
  Series 2006-722, Class A4
  5.631%, due 4/12/38                  2,075,000       1,649,470


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL
                                          AMOUNT           VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
----------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Commercial Mortgage
  Pass-Through Certificate
  Series 2006-C8, Class A2B
  5.248%, due 12/10/46               $ 4,775,000   $   4,232,492
Countrywide Alternative Loan
  Trust Series 2005-76, Class
  2A1
  3.66%, due 2/25/36 (a)               3,503,531       2,067,083
V  Greenwich Capital
  Commercial
  Funding Corp.
  Series 2005-GG5, Class A5
  5.224%, due 4/10/37 (a)              2,960,000       2,385,128
  Series 2004-GG1, Class A7
  5.317%, due 6/10/36 (a)              3,275,000       2,813,601
GS Mortgage Securities Corp.
  Series 2005-GG4, Class A4
  4.761%, due 7/10/39 (a)              2,628,125       2,085,691
  Series 2004-GG2, Class A6
  5.396%, due 8/10/38 (a)              2,400,000       2,032,041
GS Mortgage Securities Corp.
  II
  Series 2007-GG10, Class A4
  5.993%, due 8/10/45                  1,455,000       1,094,385
Harborview Mortgage Loan
  Trust Series 2005-11, Class
  2A1A
  4.59%, due 8/19/45 (a)                  97,640          56,864
JP Morgan Mortgage Trust
  Series 2007-S3, Class 1A96
  6.00%, due 7/25/37                   1,050,382         818,641
  Series 2007-S3, Class 1A97
  6.00%, due 7/25/37                   2,310,840       1,801,011
LB-UBS Commercial Mortgage
  Trust Series 2007-C2, Class
  A3
  5.43%, due 2/15/40                   4,305,000       3,182,049
WaMu Mortgage Pass-Through
  Certificate
  Series 2006-AR7, Class 2A
  4.059%, due 7/25/46 (a)(d)           4,944,123       2,521,503
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $35,780,611)                                  26,739,959
                                                   -------------


U.S. GOVERNMENT & FEDERAL AGENCIES 56.4%
----------------------------------------------------------------

FANNIE MAE
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.0%++
  Series 1991-66, Class J
  8.125%, due 6/25/21                      1,333           1,444
                                                   -------------


FEDERAL FARM CREDIT BANK 1.3%
  3.875%, due 10/7/13                  3,600,000       3,513,917
                                                   -------------

V  FEDERAL HOME LOAN BANK
  11.9%
  3.375%, due 10/20/10                20,645,000      20,689,389
  3.625%, due 10/18/13                12,175,000      11,743,445
                                                   -------------
                                                      32,432,834
                                                   -------------

  FEDERAL HOME LOAN MORTGAGE CORPORATION 6.1%
  4.125%, due 9/27/13                 14,975,000      14,898,762
  5.50%, due 12/1/38 TBA (e)           1,700,000       1,658,030
                                                   -------------
                                                      16,556,792
                                                   -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 0.0%++
  5.952%, due 5/1/37 (a)                  23,499          23,851
  6.00%, due 2/1/11                        6,106           6,250
                                                   -------------
                                                          30,101
                                                   -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION 11.8%
  2.875%, due 10/12/10                19,270,000      19,202,054
  3.00%, due 7/12/10                   3,645,000       3,637,553
  4.375%, due 10/15/15                 1,360,000       1,328,765
  4.75%, due 12/15/10                    135,000         139,584
  5.00%, due 10/15/11                  7,000,000       7,296,114
                                                   -------------
                                                      31,604,070
                                                   -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 14.6%
  5.50%, due 4/1/34                      185,389         181,440
  5.50%, due 12/1/36                   4,130,359       4,037,856
  5.50%, due 4/1/37                    9,000,955       8,798,864
  5.50%, due 9/1/37                       56,347          55,082
  6.00%, due 8/1/34                       23,123          23,158
  6.00%, due 1/31/36 TBA (e)           1,500,000       1,499,063
  6.00%, due 12/1/36                      61,360          61,366
  6.00%, due 9/1/37                      438,489         438,510
  6.00%, due 10/1/37                   5,030,664       4,964,623
  6.00%, due 11/1/37                     251,030         251,042
  6.00%, due 1/1/38                       38,733          38,731
  6.033%, due 10/1/36 (a)              2,062,567       2,097,000
  6.088%, due 10/1/36 (a)              1,255,328       1,282,053
  6.192%, due 9/1/36 (a)               2,764,540       2,813,573
  6.50%, due 9/1/33                    3,575,412       3,653,847
  6.50%, due 10/1/35                      41,948          42,567
  6.50%, due 11/1/35                      40,596          41,195
  6.50%, due 6/1/36                       64,987          65,915
  6.50%, due 7/1/36                      272,939         276,837
  6.50%, due 8/1/36                       82,196          83,369
  6.50%, due 9/1/36                       38,976          39,533
  6.50%, due 11/1/36                   5,255,250       5,330,301
  6.50%, due 4/1/37                       36,148          36,662
  6.50%, due 7/1/37                      148,070         150,176
  6.50%, due 8/1/37                      398,789         404,462
  6.50%, due 9/1/37                    1,626,325       1,649,459
  6.50%, due 10/1/37                      41,952          42,549



12    MainStay Institutional Bond Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES
(CONTINUED)
----------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.50%, due 11/1/37                 $    39,895   $      40,462
  6.50%, due 12/1/37                      21,195          21,496
  6.50%, due 3/1/38                    1,719,644       1,744,103
                                                   -------------
                                                      40,165,294
                                                   -------------

FREDDIE MAC REFERENCE REMIC
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.0%++
  Series 2113, Class QE
  6.00%, due 11/15/27                      6,955           6,970
                                                   -------------


  FREDDIE MAC
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 3.1%
  5.00%, due 4/15/31                   3,680,324       3,705,531
  6.00%, due 8/15/28                   4,477,444       4,560,986
                                                   -------------
                                                       8,266,517
                                                   -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITY) 0.0%++
  12.50%, due 1/15/14                      1,409           1,651
                                                   -------------


  UNITED STATES TREASURY INFLATION INDEXED BOND 3.5%
  1.375%, due 7/15/18                 10,962,093       9,374,300
                                                   -------------


V  UNITED STATES TREASURY
  NOTES 4.1%
  2.125%, due 1/31/10                  5,000,000       5,039,845
  2.25%, due 9/30/10                   3,665,000       3,699,074
  3.50%, due 5/31/13                   2,125,000       2,205,185
                                                   -------------
                                                      10,944,104
                                                   -------------

Total U.S. Government &
  Federal Agencies (Cost
  $153,618,732)                                      152,897,994
                                                   -------------


YANKEE BONDS 1.8% (F)
----------------------------------------------------------------

BEVERAGES 0.4%

Diageo Capital PLC
  5.75%, due 10/23/17                    865,000         743,629
Diageo Finance B.V.
  5.30%, due 10/28/15                    385,000         334,640
                                                   -------------
                                                       1,078,269
                                                   -------------

HEALTH CARE-PRODUCTS 0.3%
Covidien International
  Finance S.A.
  6.00%, due 10/15/17                    940,000         819,660
                                                   -------------


HOLDING COMPANY--DIVERSIFIED 0.3%
EnCana Holdings Finance Corp.
  5.80%, due 5/1/14                      860,000         760,042
                                                   -------------


MINING 0.5%
Rio Tinto Finance USA, Ltd.
  6.50%, due 7/15/18                   1,720,000       1,334,202
                                                   -------------


TELECOMMUNICATIONS 0.3%
Telecom Italia Capital S.A.
  6.999%, due 6/4/18                   1,225,000         887,954
                                                   -------------
Total Yankee Bonds
  (Cost $6,001,719)                                    4,880,127
                                                   -------------

Total Long-Term Bonds
  (Cost $291,234,501)                                263,832,465
                                                   -------------


SHORT-TERM INVESTMENTS 3.7%
----------------------------------------------------------------


FEDERAL AGENCY 1.2%
Federal Home Loan Mortgage
  Corporation (Discount Note)
  2.72%, due 1/5/09 (g)                3,200,000       3,184,342
                                                   -------------
Total Federal Agency
  (Cost $3,184,342)                                    3,184,342
                                                   -------------

REPURCHASE AGREEMENT 2.5%
State Street Bank & Trust Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $6,755,737 (Collateralized
  by a Federal Home Loan Bank
  Security with a rate of
  2.673% and a Maturity Date
  of 3/4/09, with a
  Principal Amount of
  6,875,000 and a Market
  Value of $6,892,188)                 6,755,681       6,755,681
                                                   -------------
Total Repurchase Agreement
  (Cost $6,755,681)                                    6,755,681
                                                   -------------

Total Short-Term Investments
  (Cost $9,940,023)                                    9,940,023
                                                   -------------

Total Investments
  (Cost $301,174,524) (h)                  101.1%    273,772,488
Liabilities in Excess of
  Cash and Other Assets                     (1.1)     (2,932,373)
                                           -----    ------------
Net Assets                                 100.0%  $ 270,840,115
                                           =====    ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

+++  On a daily basis NYLIM confirms that the
     value of the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).)
++   Less than one-tenth of a percent.
(a)  Floating rate. Rate shown is the rate in
     effect at October 31, 2008.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Issuer in bankruptcy.
(d)  Fair valued security. The total market
     value of these securities at October 31,
     2008 is $2,521,503 which represents 1.0%
     of the Fund's net assets.
(e)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date
     will be determined upon settlement. The
     market value of these securities at
     October 31, 2008 is $3,157,093, which
     represents 1.2% of the Fund's net assets.
     All or a portion of these securities were
     acquired under a mortgage dollar roll
     agreement.
(f)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(g)  Interest rate presented is yield to
     maturity.
(h)  At October 31, 2008, cost is $301,418,441
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $     617,903
Gross unrealized depreciation       (28,263,856)
                                   -------------
Net unrealized depreciation        $(27,645,953)
                                   =============






14    MainStay Institutional Bond Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $301,174,524)     $273,772,488
Receivables:
  Investment securities sold            9,136,278
  Interest                              2,201,466
  Fund shares sold                          4,466
Other assets                               19,603
                                     ------------
     Total assets                     285,134,301
                                     ------------
LIABILITIES:
Due to custodian                               12
Payables:
  Investment securities purchased      14,049,083
  Manager (See Note 3)                     88,187
  Transfer agent (See Note 3)              67,459
  Professional fees                        38,371
  Shareholder communication                24,378
  Custodian                                18,214
  Trustees                                    979
  Fund shares redeemed                         27
Accrued expenses                            2,723
Dividend payable                            4,753
                                     ------------
     Total liabilities                 14,294,186
                                     ------------
Net assets                           $270,840,115
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    291,598
Additional paid-in capital            302,854,554
                                     ------------
                                      303,146,152
Accumulated undistributed net
  investment income                       403,593
Accumulated net realized loss on
  investments                          (5,307,594)
Net unrealized depreciation on
  investments                         (27,402,036)
                                     ------------
Net assets                           $270,840,115
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $270,840,115
                                     ============
Shares of beneficial interest
  outstanding                          29,159,752
                                     ============
Net asset value and offering price
  per share outstanding              $       9.29
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                            $ 13,712,687
  Income from securities
     loaned--net                           310,362
                                      ------------
     Total income                       14,023,049
                                      ------------
EXPENSES:
  Manager (See Note 3)                   1,033,252
  Transfer agent (See Note 3)              221,882
  Professional fees                         72,824
  Recordkeeping (a)                         42,328
  Shareholder communication                 27,414
  Custodian                                 25,368
  Registration                              11,012
  Trustees                                  10,426
  Administration                             7,465
  Miscellaneous                             17,008
                                      ------------
     Total expenses before waiver        1,468,979
  Expense waiver from Manager (See
     Note 3)                                (5,648)
                                      ------------
     Net expenses                        1,463,331
                                      ------------
Net investment income                   12,559,718
                                      ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments          (747,846)
Net change in unrealized
  appreciation on investments          (27,489,599)
                                      ------------
Net realized and unrealized loss on
  investments                          (28,237,445)
                                      ------------
Net decrease in net assets
  resulting from operations           $(15,677,727)
                                      ============





(a) Effective August 1, 2008, the pricing and recordkeeping services fee is included in the Manager fee.









16    MainStay Institutional Bond Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS



                       YEAR ENDED    PERIOD ENDED    YEAR ENDED
                      OCTOBER 31,     OCTOBER 31,     JUNE 30,
                          2008         2007 (A)         2007
INCREASE IN NET ASSETS:
Operations:
 Net investment
  income             $  12,559,718   $  2,716,910   $  8,049,148
 Net realized gain

  (loss) on
  investments             (747,846)       125,718        589,170
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments          (27,489,599)     1,475,808      1,325,920
                     -------------------------------------------
 Net increase
  (decrease) in net
  assets resulting
  from operations      (15,677,727)     4,318,436      9,964,238
                     -------------------------------------------
Dividends to shareholders:
 From net investment income:

    Class I            (12,505,313)            --             --
    Class McMorgan              --     (2,644,037)    (8,326,686)
    Class Z                     --             --         (1,311)
                     -------------------------------------------

 Total dividends
  to shareholders      (12,505,313)    (2,644,037)    (8,327,997)
                     -------------------------------------------

Capital share transactions:

 Net proceeds from
  sale of shares       325,692,353     22,756,387     37,395,265

 Net asset value
  of shares issued
  in connection
  with the
  acquisition of
  McMorgan Fixed
  Income Fund (b)       73,185,096             --             --

 Net asset value
  of shares issued
  to shareholders
  in reinvestment
  of dividends          12,410,688      2,598,828      8,162,154

 Cost of shares
  redeemed            (292,376,858)   (18,105,512)   (26,389,326)
                     -------------------------------------------
    Increase in net
     assets derived
     from capital
     share
     transactions      118,911,279      7,249,703     19,168,093
                     -------------------------------------------
    Net increase in
     net assets         90,728,239      8,924,102     20,804,334
NET ASSETS:
Beginning of period  $ 180,111,876   $171,187,774   $150,383,440
                     -------------------------------------------
End of period        $ 270,840,115   $180,111,876   $171,187,774
                     ===========================================
Accumulated
 undistributed net
 investment income
 at end of period    $     403,593   $    298,808   $    217,654
                     ===========================================



(a) The McMorgan Intermediate Fixed Income Fund changed its fiscal year end from June 30 to October 31.

(b) Effective November 27, 2007, shareholders of McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund became owners of Class I shares of MainStay Institutional Bond Fund. Additionally, the accounting and performance history of the McMorgan Intermediate Fixed Income Fund was redesignated as that of Class I shares of MainStay Institutional Bond Fund.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                       CLASS I
                          -------------------------------------------------------------------------------------------------
                              YEAR          PERIOD
                             ENDED          ENDED
                          OCTOBER 31,    OCTOBER 31,                              YEAR ENDED JUNE 30,
                          -------------------------------------------------------------------------------------------------

                            2008 (A)       2007***            2007            2006            2005            2004

Net asset value at
  beginning of period       $  10.11       $  10.01         $   9.91        $  10.36        $  10.22        $  10.93
                            --------       --------         --------        --------        --------        --------
Net investment income           0.43           0.16             0.48 (b)        0.40 (b)        0.34 (b)        0.36
Net realized and
  unrealized gain (loss)
  on investments               (0.81)          0.10             0.12           (0.45)           0.16           (0.43)
                            --------       --------         --------        --------        --------        --------
Total from investment
  operations                   (0.38)          0.26             0.60           (0.05)           0.50           (0.07)
                            --------       --------         --------        --------        --------        --------
Less dividends and
  distributions:
  From net investment
     income                    (0.44)         (0.16)           (0.50)          (0.38)          (0.34)          (0.36)
  From net realized gain
     on investments               --             --               --           (0.02)          (0.02)          (0.28)
                            --------       --------         --------        --------        --------        --------
Total dividends and
  distributions                (0.44)         (0.16)           (0.50)          (0.40)          (0.36)          (0.64)
                            --------       --------         --------        --------        --------        --------
Net asset value at end
  of period                 $   9.29       $  10.11         $  10.01        $   9.91        $  10.36        $  10.22
                            ========       ========         ========        ========        ========        ========
Total investment return
  (e)                          (4.00%)         2.58%(c)         6.11%          (0.43%)          4.93%          (0.64%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         4.32%          4.74%++          4.77%           4.00%           3.24%           3.39%
  Net expenses                  0.50%          0.50%++          0.50%           0.50%           0.50%           0.50%
  Expenses (before
     waiver/reimburse-
     ment)                      0.50%          0.63%++          0.59%           0.62%           0.60%           0.57%
Portfolio turnover rate          302% (d)        83%             332%            262% (d)        286%(d)         226%
Net assets at end of
  period (in 000's)         $270,840       $180,112         $171,188        $150,355        $163,622        $172,331




***  The McMorgan Intermediate Fixed Income Fund changed its fiscal year end from
     June 30 to October 31.
++   Annualized.
(a)  Effective November 27, 2007, shareholders of McMorgan Intermediate Fixed
     Income Fund and McMorgan Fixed Income Fund became owners of Class I shares of
     MainStay Institutional Bond Fund. Additionally, the accounting and performance history of the McMorgan Intermediate Fixed Income Fund was redesignated as that of Class I shares of MainStay Institutional Bond Fund.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls for the years ended October 31, 2008, June 30, 2006 and June 30, 2005 were 296%, 93% and
     199%, respectively.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





18    MainStay Institutional Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Institutional Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers one class of shares. Class I shares commenced on November 27, 2007. Class I shares are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge.

The Fund's investment objective is to seek to maximize total return consistent with maintaining liquidity and preserving capital.

The financial statements of the Fund reflect the historical results of the McMorgan Intermediate Fixed Income Fund, a series of McMorgan Funds (the "McMorgan Trust"), prior to its reorganization. (See Note 10.) Upon completion of the reorganization, the Class I shares of the Fund assumed the performance, financial and other historical information of the McMorgan Fixed Income Fund.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3 (A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund held $2,521,503 of securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions

                                                   mainstayinvestments.com    19
under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in


20    MainStay Institutional Bond Fund
the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. McMorgan & Co. LLC ("McMorgan" or "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement"), between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.35% of the Fund's average daily net assets.

Additionally, effective August 1, 2008, the Management Agreement of each series of The MainStay Funds will include a fund accounting fee based on average monthly assets as follows: 0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million.

Effective April 1, 2008, NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed 0.50% of the average daily net assets of Class I shares of the Fund. NYLIM has separately agreed that for a period of two years commencing November 27, 2007, NYLIM will, by waiving, assuming or reimbursing expenses, or otherwise, limit the expenses of Class I shares of the Fund so that the total ordinary operating expenses of Class I shares do not exceed the annual rate of 0.50% of the average daily net assets attributable to Class I shares. Prior to November 27, 2007, the expense limitation agreement was also 0.50% of average daily net assets.

The April 28, 2008 expense limitation agreement may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to the reorganization discussed in Note 11, the Fund had a different management agreement in place with McMorgan, the manager of Intermediate Fixed Income Fund, the predecessor fund.

For the period November 1, 2007, through November 27, 2007, McMorgan earned fees in the amount of $65,237 and waived fees in the amount of $5,648. For the period November 28, 2007, through October 31, 2008, NYLIM earned fees in the amount of $967,915. NYLIM is not entitled to recoup reimbursements paid by McMorgan.

Effective August 1, 2008, the monthly fee for fund accounting and recordkeeping services provided is included within the management fee paid by the Fund. Prior to August 1, 2008, the Fund paid the Manager a fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of

                                                   mainstayinvestments.com    21
the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $37,639 for the period November 28, 2007, through July 31, 2008. From November 1, 2007, to November 27, 2007, there was a different agreement in place with respect to the predecessor Fund and the fees for this period amounted to $4,689.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the period November 1, 2007, through November 27, 2007, amounted to $1,817 paid by the McMorgan Fixed Income Fund and for the period November 28, 2007, through October 31, 2008, amounted to $220,065 paid by the Fund.

(C) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. Legal expenses incurred by the Fund for the period November 28, 2007, through October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $11,158.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

            ACCUMULATED
              CAPITAL         OTHER         UNREALIZED          TOTAL
ORDINARY     AND OTHER      TEMPORARY      APPRECIATION      ACCUMULATED
 INCOME     GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$403,593    $(5,063,677)       $--         $(27,645,953)    $(32,306,037)




The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

  ACCUMULATED       ACCUMULATED
 UNDISTRIBUTED     NET REALIZED     ADDITIONAL
NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
 INCOME (LOSS)      INVESTMENTS       CAPITAL
    $50,380         $(1,560,580)    $1,510,200

 ---------------------------------------------


The reclassifications for the Fund are primarily due to paydown gain (loss).

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $5,063,677 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS       AMOUNT
AVAILABLE THROUGH    (000'S)
       2013           $2,101
       2014            2,314
       2016              649



                      $5,064
----------------------------


The tax character of distributions paid during the year ended October 31, 2008, period ended October 31, 2007 and year ended June 30, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                    OCTOBER 31,     JUNE 30,
                              2008         2007         2007
Distributions paid
  from:
  Ordinary Income      $12,505,313   $2,644,037   $8,327,997
------------------------------------------------------------



NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees


22    MainStay Institutional Bond Fund
are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 7--PURCHASE AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of U.S. Government securities were $762,536 and $766,640, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $115,797 and $62,875, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 CLASS I                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                   32,018,745   $ 325,692,353
Shares issued in connection
  with acquisition of
  McMorgan Fixed Income
  Fund                         7,175,713      73,185,096
Shares issued to
  shareholders in
  reinvestment of dividends    1,240,184      12,410,688
Shares redeemed              (29,082,302)   (292,376,858)
                             ---------------------------
Net increase                  11,352,340   $ 118,911,279
                             ===========================




 CLASS MCMORGAN                    SHARES         AMOUNT
Four months ended October 31,
  2007:
Shares sold                     2,255,926   $ 22,756,387
Shares issued to shareholders
  in reinvestment of
  dividends                       258,590      2,598,828
Shares redeemed                (1,802,142)   (18,105,512)
                               -------------------------
Net increase                      712,374   $  7,249,703
                               =========================
Year ended June 30, 2007:
Shares sold                     3,707,119   $ 37,389,416
Shares issued in connection
  with acquisition of
  McMorgan Fixed Income Fund      808,810      8,160,843
Shares redeemed                (2,599,725)   (26,353,408)
                               -------------------------
Net increase                    1,916,204   $ 19,196,851
                               =========================



NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 10--FUND ACQUISITION:

On November 27, 2007, Class I shares of the Institutional Bond Fund acquired the assets, including portfolio investments, and assumed the identified liabilities of McMorgan Intermediate Fixed Income and McMorgan Fixed Income Funds, each a series of the McMorgan Trust.

These reorganizations were completed after shareholders approved the agreements and plans of reorganization on November 20, 2007. The aggregate net assets of the Institutional Bond Fund immediately before the acquisitions were $0 and the combined net assets after the acquisitions were $257,597,060.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES          VALUE
McMorgan Fixed Income Fund
  Class McMorgan               5,141,806   $ 55,817,386
  Class Z                      1,599,413     17,367,710
McMorgan Intermediate Fixed
  Income Fund                 18,081,377    184,411,964
-------------------------------------------------------



In exchange for the McMorgan Intermediate Fixed Income and McMorgan Fixed Income Fund shares and net assets, the Fund issued 25,257,090 of Class I shares.


                                                   mainstayinvestments.com    23

McMorgan Intermediate Fixed Income and McMorgan Fixed Income Funds' net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation/ depreciation and accumulated net realized loss:

                                                                                    ACCUMULATED      ACCUMULATED
                                         TOTAL NET        CAPITAL     UNREALIZED   NET REALIZED   NET INVESTMENT
                                            ASSETS        PAID-IN   APPRECIATION           LOSS           INCOME
McMorgan Fixed Income Fund            $ 73,185,096   $ 74,109,452     $  617,427    $(1,532,281)        $ (9,502)
----------------------------------------------------------------------------------------------------------------
McMorgan Intermediate Fixed Income
  Fund                                 184,411,964    186,142,975      1,863,254     (3,583,259)         (11,006)
----------------------------------------------------------------------------------------------------------------






24    MainStay Institutional Bond Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Institutional Bond Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2008, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets and the financial highlights for each of the years or periods presented through October 31, 2007, were audited by other auditors, whose report dated December 14, 2007, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Institutional Bond Fund of The MainStay Funds as of October 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008


                                                   mainstayinvestments.com    25

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the MainStay Institutional Bond Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and McMorgan & Company LLC ("McMorgan"), a wholly-owned subsidiary of New York Life Insurance Company, an affiliate of NYLIM, that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in the prior year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MCMORGAN

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing McMorgan and other subadvisers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing McMorgan's compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider


26    MainStay Institutional Bond Fund
of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that McMorgan provides to the Fund. The Board evaluated McMorgan's experience in serving as subadviser to the Fund, noting that McMorgan serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined McMorgan's track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at McMorgan, and McMorgan's overall legal and compliance environment. The Board also reviewed McMorgan's willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and McMorgan's method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of McMorgan's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and McMorgan concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that McMorgan had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because McMorgan is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and McMorgan in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying McMorgan's subadvisory fee. The Board acknowledged that NYLIM and McMorgan must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is

                                                   mainstayinvestments.com    27
important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM and McMorgan from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and McMorgan in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because McMorgan is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and McMorgan on the fees that NYLIM and McMorgan charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and McMorgan's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and McMorgan to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses,


28    MainStay Institutional Bond Fund
the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreements for one year.


                                                   mainstayinvestments.com    29

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2008 should be multiplied by 98.2% for qualified interest income.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



30    MainStay Institutional Bond Fund

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST                                        COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Trustee, Eclipse Funds
KIM        Trustee since   Managers and President and                   since September 2008 (3
9/24/60    September       Chief Executive Officer                      funds); Director, Eclipse
           2008            (since April 2008) of New                    Funds Inc. since September
                           York Life Investment                         2008, (22 funds); Director,
                           Management LLC and New York                  ICAP Funds, Inc., since
                           Life Investment Management                   September 2008 (4 funds);
                           Holdings LLC; Member of the                  Director, MainStay VP
                           Board of Managers, MacKay                    Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                   mainstayinvestments.com    31

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                73        Chairman since 2005 and
KERLEY     Chairman and    Management Advisors LLC                     Trustee since 2000,
8/12/51    Trustee since   (since 1990)                                Eclipse Funds (3 funds);
           2007                                                        Chairman since 2005 and
                                                                       Director since 1990,
                                                                       Eclipse Funds Inc. (22
                                                                       funds); Chairman and
                                                                       Director, ICAP Funds,
                                                                       Inc., since 2006 (4
                                                                       funds); Chairman and
                                                                       Director, MainStay VP
                                                                       Series Fund, Inc., since
                                                                       2007 (23 portfolios);
                                                                       Trustee, Legg Mason
                                                                       Partners Funds, Inc.,
                                                                       since 1991 (68 portfolios)
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         73        Trustee, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                   since 2007 (3 funds);
3/27/51    Audit           Partner, Arthur Andersen                    Director, Eclipse Funds
           Committee       LLP (1989 to 2002);                         Inc. since 2007 (22
           Financial       Consultant to the Audit                     funds); Director, ICAP
           Expert since    and Compliance Committee                    Funds, Inc., since 2007 (4
           2006            (2004 to 2006)                              funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2007 (23
                                                                       portfolios); Trustee,
                                                                       State Farm Associates
                                                                       Funds Trusts since 2005 (4
                                                                       portfolios); Trustee,
                                                                       State Farm Mutual Fund
                                                                       Trust since 2005 (16
                                                                       portfolios); Trustee,
                                                                       State Farm Variable
                                                                       Product Trust since 2005
                                                                       (9 portfolios)
-------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;           73        Trustee, Eclipse Funds
MEENAN     Trustee since   President and Chief                         since 2002 (3 funds);
12/5/41    2007            Executive Officer, Babson-                  Director, Eclipse Funds
                           United, Inc. (financial                     Inc. since 2002 (22
                           services firm) (2000 to                     funds); Director, ICAP
                           2004); Independent                          Funds, Inc., since 2006 (4
                           Consultant (1999 to 2000);                  funds); Director, MainStay
                           Head of Global Funds,                       VP Series Fund, Inc.,
                           Citicorp (1995 to 1999)                     since 2007 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            73        Trustee, Eclipse Funds
H. NOLAN,  Trustee since   Capital Management;                         since 2007 (3 funds);
JR.        2007            President--Shields/Alli-                    Director, Eclipse Funds
11/16/46                   ance, Alliance Capital                      Inc. since 2007 (22
                           Management (1994 to 2004)                   funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 2006 (23 portfolios)
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and         73        Trustee, Eclipse Funds
S.         Trustee since   Chief Executive Officer                     since 2007 (3 funds);
TRUTANIC   1994            (1990 to 1999 and since                     Director, Eclipse Funds
2/13/52                    2004), Somerset & Company                   Inc. since 2007 (22
                           (financial advisory firm);                  funds); Director, ICAP
                           Managing Director and                       Funds, Inc., since 2007 (4
                           Advisor, The Carlyle Group                  funds); Director, MainStay
                           (private investment firm)                   VP Series Fund, Inc.,
                           (2002 to 2004); Senior                      since 2007 (23 portfolios)
                           Managing Director,
                           Partner, and Member of the
                           Board, Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
-------------------------------------------------------------------------------------------------






32    MainStay Institutional Bond Fund

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE                                    FUNDS IN FUND
NAME AND   TRUST AND                                   COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS      TRUSTEE         HELD BY TRUSTEE
 ------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

ROMAN L.   Indefinite;     V. Duane Rath Professor of        73        Trustee, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate                        since 2007 (3 funds);
5/22/40    Audit           School of Business,                         Director, Eclipse Funds
           Committee       University of Chicago;                      Inc. since 2007 (22
           Financial       President, Roman L. Weil                    funds); Director, ICAP
           expert since    Associates, Inc.                            Funds, Inc., since 2007 (4
           2007            (consulting firm); Board                    funds); Director, MainStay
                           Member and Chairman of the                  VP Series Fund, Inc.,
                           Board, Ygomi LLC                            since 1994 (23 portfolios)
                           (information and
                           communications company)
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        73        Trustee, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                   since 2007 (3 funds);
10/22/41   2007            (1971 to 1995)                              Director, Eclipse Funds
                                                                       Inc. since 2007 (22
                                                                       funds); Director, ICAP
                                                                       Funds, Inc., since 2007 (4
                                                                       funds); Director, MainStay
                                                                       VP Series Fund, Inc.,
                                                                       since 1997 (23
                                                                       portfolios); Trustee,
                                                                       Direxion Funds (30
                                                                       portfolios) and Direxion
                                                                       Insurance Trust (3
                                                                       portfolios), since 2007;
                                                                       Trustee, Direxion Shares
                                                                       ETF Trust, since 2008 (8
                                                                       portfolios)
-------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.



           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
           2007            MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2007); Vice President, Prudential Investments
                           (2000 to 2007); Assistant Treasurer, JennisonDryden
                           Family of Funds, Target Portfolio Trust, The
                           Prudential Series Fund and American Skandia Trust
                           (2006 to 2007); Treasurer and Principal Financial
                           Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since January 2008); Senior Managing
2/22/59                    Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Chairman of
                           the Board, NYLIM Service Company (since January 2008);
                           Managing Director--Retail Marketing, New York Life
                           Investment Management LLC (2003 to 2005); President,
                           Eclipse Funds, Eclipse Funds Inc., MainStay VP Series
                           Fund, Inc., and ICAP Funds, Inc. (since 2007);
                           Managing Director, UBS Global Asset Management (1999
                           to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       President--     (including predecessor advisory organizations) (since
RINGTON    Administra-     2000); Executive Vice President, New York Life Trust
2/8/59     tion since      Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, Eclipse Funds,
                           Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                           (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    33

           POSITIONS(S)
           HELD
           WITH THE
NAME AND   TRUST
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

ALISON H.  Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI    President and   (since March 2008); Senior Managing Director and Chief
12/16/65   Chief           Compliance Officer (since 2006) and Managing Director
           Compliance      and Chief Compliance Officer (2003 to 2006), New York
           Officer since   Life Investment Management LLC and New York Life
           2006            Investment Management Holdings LLC; Senior Managing
                           Director, Compliance (since 2006) and Managing
                           Director, Compliance (2003 to 2006), NYLIFE
                           Distributors LLC; Chief Compliance Officer, NYLCAP
                           Manager LLC; Senior Vice President and Chief
                           Compliance Officer, Eclipse Funds, Eclipse Funds Inc.,
                           MainStay VP Series Fund, Inc., and ICAP Funds, Inc.
                           (since 2006); Vice President--Compliance, Eclipse
                           Funds, Eclipse Funds Inc. and MainStay VP Series Fund,
                           Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                           New York Life Investment Management LLC (2002 to
                           2003); Vice President and Compliance Officer, Goldman
                           Sachs Asset Management (1999 to 2002)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.   Officer since   Assistant Secretary, New York Life Investment
MORRISON   January 2008    Management LLC (since 2004); Managing Director and
3/26/56    and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
           since 2004      Secretary, NYLIM Service Company (since January 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since January 2008); Vice
                           President, Associate General Counsel and Assistant
                           Secretary, New York Life Insurance Company (since
                           March 2008); Chief Legal Officer (since January 2008)
                           and Secretary, Eclipse Funds, Eclipse Funds Inc. and
                           MainStay VP Series Fund, Inc. (since 2004) and ICAP
                           Funds, Inc. (since 2006); Chief Legal Officer--Mutual
                           Funds and Vice President and Corporate Counsel, The
                           Prudential Insurance Company of America (2000 to 2004)
---------------------------------------------------------------------------------






34    MainStay Institutional Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO14531         (RECYCLE LOGO)           MS308-08           MSIST11-12/08
                                                                          D1

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). The Code was not amended during the period covered by the report. A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2008 for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $776,210.

The aggregate fees billed for the fiscal year ended October 31, 2007 for professional services rendered by KPMG for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $759,091.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were: (i) $30,000 for the fiscal year ended October 31, 2008, and (ii) $5,000 for the fiscal year ended October 31, 2007. These audit-related services include review of financial highlights for Registrant's registration statements and issuance of consents to use the auditor's reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $112,100 during the fiscal year ended October 31, 2008, and (ii) $98,450 during the fiscal year ended October 31, 2007. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2008, and (ii) $0 during the fiscal year ended October 31, 2007.

(e) Pre-Approval Policies and Procedures

     (1) The Registrant's Audit and Compliance Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit and Compliance Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit and Compliance Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit and Compliance Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit and Compliance Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit and Compliance Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit and Compliance Committee, subject to the ratification by the full Audit and Compliance Committee no later than its next scheduled meeting. To date, the Audit and Compliance Committee has not delegated such authority.

     (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit and Compliance Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year attributable to work performed by persons other than KPMG's full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2008 and October 31, 2007 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended October 31, 2008, and (ii) $33,750 for the fiscal year ended October 31, 2007.

(h) The Registrant's Audit and Compliance Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2008 to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit and Compliance Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Since the Registrant's last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS


By: /s/ Stephen P. Fisher
    ----------------------------------
    Stephen P. Fisher
    President

Date: January 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    ----------------------------------
    Stephen P. Fisher
    President

Date: January 8, 2009


By: /s/ Jack R. Benintende
    ----------------------------------
    Jack R. Benintende
    Treasurer and Principal Financial
    and Accounting Officer

Date: January 8, 2009

                                  EXHIBIT INDEX

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.